SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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__    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Novitron International, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Novitron International, Inc.

PROXY STATEMENT

FOR NOVITRON INTERNATIONAL, INC.

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, SEPTEMBER 25, 2003

You are cordially invited to attend Novitron International, Inc.’s Special Meeting in lieu of Annual Meeting of Stockholders (the "Meeting") at 11:00 a.m. (local time) on Thursday, September 25, 2003, at the offices of Eckert Seamans Cherin & Mellott, LLC, One International Place, 18th Floor, Boston, Massachusetts 02110-2602.

At the Meeting, we will ask you to consider and vote:

1.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s common stock, par value $.01 per share, which Novitron is authorized to issue from 6,000,000 shares to 12,000,000 shares.
2.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s preferred stock, par value $.01 per share, which Novitron is authorized to issue from 1,000,000 shares to 1,500,000 shares.
3.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to change Novitron’s name to Clinical Data, Inc.
4.	To approve the convertibility of outstanding shares of Novitron’s Series A non-voting convertible preferred stock ( the "Series A preferred stock") into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. Shares of Novitron’s Series A non-voting preferred stock have been issued to (a) the stockholders of Landmark Scientific, Inc., or Old Landmark, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of April 29, 2003, under which Old Landmark hwas merged with and into Spectran Holdings, Inc., a wholly owned subsidiary of Novitron, and (b) the stockholders of Group Practice Services Incorporated, or GPSI, pursuant to an Agreement and Plan of Merger dated as of April 29, 2003, under which GPSI hwas merged with and into Clinical Data Inc., a wholly owned subsidiary of Novitron. In connection with the Landmark and GPSI mergers, we have entered into an agreement pursuant to which we purchased certain assets from Elan Diagnostics, Inc., or Elan Diagnostics.
5.	To elect four (4) directors for the ensuing year.
6.	To ratify the action of our Board of Directors in appointing Deloitte & Touche LLP ("Deloitte & Touche") as the Company’s independent auditors for the 2004 fiscal year.

Your Board of Directors, as well as the special committee of the Board of Directors (as described below), carefully considered and reviewed the terms and conditions of the mergers with Old Landmark and GPSI, and the acquisition of assets from Elan Diagnostics and believe that the mergers and the asset acquisition are in the best interests of our company. Your Board of Directors believes that through these transactions, we will have the capability to supply a complete range of products and services – from equipment and reagents to laboratory management and consulting services – to the growing market of small and medium-sized medical laboratories located in the United States and abroad. In particular, your Board of Directors believes that these transactions offer us:

  the opportunity to compete more effectively in the increasingly competitive global diagnostics market;
  consistent cash flow to be generated from the acquired product lines;
  a strategic fit; and
  the potential to enhance stockholder value through operating efficiencies.

Your Board of Directors recommends that you vote to approve the proposed amendments to our Certificate of Incorporation, as amended, and the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Your Board of Directors also recommends that you vote to elect the four (4) director nominees and to ratify the selection of Deloitte & Touche as the Company’s independent auditors.

Under Delaware law, we cannot amend our Certificate of Incorporation, as amended, unless we obtain the approval of our stockholders owning at least a majority of Novitron’s outstanding common stock. The rules of the Nasdaq Stock Market, Inc. also require that we obtain the approval of the holders of a majority of Novitron’s common stock casting votes at the Meeting with respect to the convertibility of the Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. In addition, we are seeking the approval of all proposals submitted for a vote (other than the election of directors and the ratification of Deloitte & Touche as the Company’s independent auditors) by holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting, excluding other than Randal J. Kirk and certain companies affiliated with him, Israel M. Stein, and all other officers and directors of Novitron (referred to as a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting).. These stockholders may have interests in the transactions described in the proxy statement that differ from the interests of other stockholders of Novitron.

With respect to the election of directors, directors shall be elected by a plurality of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote. The appointment of the independent auditors shall be determined by a majority of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote.

The proxy statement provides you with detailed information about the Meeting, the proposed amendments to our Certificate of Incorporation, as amended, the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, the proposal to elect our director nominees, the proposal to ratify Deloitte & Touche as our independent auditors, the mergers involving Old Landmark and GPSI, the acquisition of assets from Elan Diagnostics and our new credit facility with LaSalle Business Credit, LLC, a portion of the proceeds of which we used to pay for the assets acquired from Elan Diagnostics and for certain costs associated with these transactions. We encourage you to read the proxy statement carefully.

You are entitled to vote at the Meeting all shares of Novitron’s common stock that you held of record at the close of business on July 31, 2003.

Your vote is important. Whether or not you plan to attend the Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. We have provided you with a prepaid return envelope for this purpose. If you date and mail your proxy card without indicating how you want to vote on a particular proposal, your proxy will be counted as a vote "for" that proposal. With respect to the election of directors, shares present at the Meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withholds authority to vote for such nominee will not be counted towards achievement by such nominee of a plurality. With respect to each other proposal, if you abstain or do not vote either by not sending in a proxy card or not voting in person at the Meeting, it will have the same effect as:

  a vote AGAINST the approval of the proposal to ratify Deloitte & Touche as our independent auditors for the 2004 fiscal year when determining the vote of the stockholders owning at least a majority of Novitron’s common stock present, in person or represented by the proxy, at the Meeting and entitled to vote;
  a vote AGAINST the approval of each of the proposals to amend our Certificate of Incorporation, as amended, when determining the vote of the stockholders owning at least a majority of Novitron’s outstanding common stock; and
  a vote AGAINST the approval of each of the proposals (other than the election of directors and the ratification of Deloitte & Touche as the Company’s independent auditors) presented to our stockholders when determining the vote of the holders of a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting.

If you abstain, your abstention will have the same effect as a vote AGAINST the approval of the proposal relating to the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock when determining a majority of the votes cast at the Meeting.

Completing and returning the enclosed proxy card will not prevent you from voting your shares in person if you subsequently choose to attend the Meeting so long as you revoke any proxy given prior to the vote at the Meeting.

Sincerely,

Israel M. Stein, M.D.
Chairman of the Board and Chief Executive Officer

The date of this document is August , 25, 2003 and
it is first being mailed to stockholders on or about August 25, 2003.

NOVITRON INTERNATIONAL, INC.
One Gateway Center
Suite 411
Newton, Massachusetts 02458

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 25, 2003

Dear Stockholders:

You are cordially invited to attend a Special Meeting in lieu of Annual Meeting of Stockholders of Novitron International, Inc. that will be held on Thursday, September 25, 2003 at 11:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, LLC, One International Place, 18th Floor, Boston, Massachusetts 02110 -2602, for the following purposes, as set forth in the accompanying proxy statement:

1.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s common stock, par value $.01 per share, which Novitron is authorized to issue from 6,000,000 shares to 12,000,000 shares.
2.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s preferred stock, par value $.01 per share, which Novitron is authorized to issue from 1,000,000 shares to 1,500,000 shares.
3.	To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to change Novitron’s name to Clinical Data, Inc.
4.	To approve the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. Shares of Novitron’s Series A non-voting preferred stock have been issued to (a) the stockholders of Landmark Scientific, Inc., or Old Landmark, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of April 29, 2003, under which Old Landmark has merged with and into Spectran Holdings, Inc., a wholly owned subsidiary of Novitron, and (b) the stockholders of Group Practice Services Incorporated, or GPSI, pursuant to an Agreement and Plan of Merger dated as of April 29, 2003, under which GPSI has merged with and into Clinical Data Inc., a wholly owned subsidiary of Novitron.
5.	To elect four (4) directors for the ensuing year.
6.	To ratify the action of our Board of Directors in appointing Deloitte & Touche LLP as the Company’s independent auditors for the 2004 fiscal year.
7.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has established the close of business on July 31, 2003, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournment or postponement thereof.

Please vote your shares promptly whether or not you plan to attend the Meeting. You will find instructions for voting on the enclosed proxy card. Please be sure to sign and return the enclosed proxy in the envelope provided to:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10007

Your proxy may be revoked by you at any time before it has been voted in the manner described in the accompanying proxy statement. You are cordially invited to attend the Meeting in person.

The Company's Quarterly Report on Form 10-QSB, which was filed with the Securities and Exchange Commission on August , 2003, the Company’s Annual Report on Form 10-KSB, and Amendment No. 1 thereto on Form 10-KSB/A, including financial statements for the fiscal year ended March 31, 2003, which were filed with the Securities and Exchange Commission on June 30, 2003 and July 29, 2003, respectively, are each being mailed to stockholders of record of Novitron concurrently with this proxy statement. The Quarterly Report on Form 10-QSB, the Annual Report on Form 10-KSB and Amendment No. 1 thereto are not, however, a part of the proxy soliciting materials.

By order of the Board of Directors,

Caesar J. Belbel
Secretary
August 25, 2003

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please vote, date and sign your proxy and return it promptly in the envelope provided even if you plan to attend the meeting personally. If you do attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so. Your cooperation is greatly appreciated.

PAGE NO.
QUESTIONS ABOUT THE PROPOSALS AND THE MEETING
SUMMARY
THE MEETING
Date, Time, Place and Record Date of the Meeting
Purpose
Voting Information
Solicitation and Revocation of Proxies
BACKGROUND OF THE PROPOSALS
Parties to the Transactions
LANDMARK MERGER
Past Contacts, Transactions or Negotiations
Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee
Opinion of Financial Advisor to Novitron Regarding the Landmark Merger
Interests of Certain Persons in the Landmark Merger
Dissenters’ Rights for Stockholders of Novitron Who Object to the Landmark Merger
Terms of the Landmark Merger Agreement
Financing of the Landmark Merger
Accounting Treatment of the Landmark Merger
Federal Income Tax Consequences of the Landmark Merger
Regulatory Matters Pertaining to the Landmark Merger
GPSI MERGER
Past Contacts, Transactions or Negotiations
Reasons for the GPSI Merger; Approval by Novitron’s Board of Directors and the Special Committee
Opinion of Financial Advisor to Novitron Regarding the GPSI Merger
Interests of Certain Persons in the GPSI Merger
Dissenters’ Rights for Stockholders of Novitron Who Object to the GPSI Merger
Terms of the GPSI Merger Agreement
Financing of the GPSI Merger
Accounting Treatment of the GPSI Merger
Federal Income Tax Consequences of the GPSI Merger
Regulatory Matters Pertaining to the GPSI Merger
ELAN DIAGNOSTICS ACQUISITION
Reasons for the Elan Diagnostics Acquisition; Approval by Novitron’s Board of Directors and the Special Committee
Terms of the Elan Diagnostics Acquisition Agreement
Credit Facility with LaSalle Business Credit
Accounting Treatment of the Elan Diagnostics Acquisition
Federal Income Tax Consequences of the Elan Diagnostics Acquisition
Regulatory Matters Pertaining to the Elan Diagnostics Acquisition
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
Section 16(a) Beneficial Ownership Report Compliance
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
FINANCIAL STATEMENTS
CERTAIN ANTI-TAKEOVER EFFECTS
AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
(PROPOSAL 1 ON THE ENCLOSED PROXY CARD)
AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK
(PROPOSAL 2 ON THE ENCLOSED PROXY CARD)
AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO
CHANGE NOVITRON'S NAME TO CLINICAL DATA, INC.
(PROPOSAL 3 ON THE ENCLOSED PROXY CARD)

CONVERTIBILITY OF NOVITRON’S SERIES A PREFERRED STOCK ISSUED TO STOCKHOLDERS OF LANDMARK AND GPSI INTO SHARES OF NOVITRON’S COMMON STOCK AND SUBSEQUENT ISSUANCE OF SHARES OF NOVITRON’S COMMON STOCK ISSUABLE UPON CONVERSION OF SHARES OF NOVITRON’S SERIES A PREFERRED STOCK

(PROPOSAL 4 ON THE ENCLOSED PROXY CARD)
ELECTION OF DIRECTORS
(PROPOSAL 5 ON THE ENCLOSED PROXY CARD)
BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION
Stock Performance Graph
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL 6 ON THE ENCLOSED PROXY CARD)
OTHER MATTERS

QUESTIONS ABOUT THE PROPOSALS AND THE MEETING

THE FOLLOWING QUESTIONS AND ANSWERS BRIEFLY ADDRESS SOME COMMONLY ASKED QUESTIONS ABOUT THE PROPOSALS AND THE RELATED TRANSACTIONS. THEY MAY NOT INCLUDE ALL THE INFORMATION THAT IS IMPORTANT TO YOU. WE URGE YOU TO CAREFULLY READ THIS ENTIRE PROXY STATEMENT, INCLUDING THE ANNEXES AND THE OTHER DOCUMENTS REFERRED TO IN THIS PROXY STATEMENT.

Q: WHAT AM I BEING ASKED TO VOTE UPON?

A: You are being asked to approve amendments to our Certificate of Incorporation, as amended, to increase the number of shares of common stock which we are authorized to issue from 6,000,000 to 12,000,000 and to increase the number of shares of preferred stock which we are authorized to issue from 1,000,000 to 1,500,000. You also are being asked to approve an amendment to our Certificate of Incorporation, as amended, to change our name to Clinical Data, Inc. In this proxy statement, we refer to our Certificate of Incorporation, as it has been amended from time to time, simply as our Certificate of Incorporation. You are also being asked to vote to elect four (4) directors for the ensuing year and to ratify the action of our Board of Directors in appointing Deloitte & Touche as independent auditors for the 2004 fiscal year.

You are also being asked to approve the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Shares of Novitron’s Series A preferred stock have been issued to the stockholders of Landmark Scientific, Inc., or Old Landmark, pursuant to the Amended and Restated Agreement and Plan of Merger among Novitron, Spectran Holdings and Old Landmark, under which Old Landmark merged with and into Spectran Holdings, our wholly owned subsidiary, with Spectran Holdings being the surviving corporation. At the time of the Landmark merger, Spectran Holdings changed its name to Landmark Scientific, Inc., or Landmark. As consideration for the merger, stockholders of Old Landmark have received or may receive up to an aggregate of 25,000 shares of our newly created Series A preferred stock which, subject to the approval of Novitron's stockholders, is convertible into an aggregate of up to 250,000 shares of Novitron's common stock.

Shares of Novitron’s Series A preferred stock also have been issued to the stockholders of Group Practice Services Incorporated, or GPSI, pursuant to the Agreement and Plan of Merger among Novitron, Clinical Data Inc., and GPSI, under which GPSI merged with and into our wholly owned subsidiary, Clinical Data Inc., which is the surviving corporation. If Novitron’s stockholders approve the proposal to amend Novitron’s Certificate of Incorporation to change its name to Clinical Data, Inc., then Clinical Data Inc., Novitron’s wholly owned subsidiary, will change its name to Clinical Data Sales & Service Inc. As consideration for the merger, stockholders of GPSI have received or may receive up to an aggregate of 222,250 shares of our newly created Series A preferred stock which, subject to the approval of Novitron's stockholders, is convertible into an aggregate of up to 2,222,500 shares of Novitron's common stock.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND REGARDING AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

A: The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation to increase the number of shares of common stock that Novitron is authorized to issue from 6,000,000 shares to 12,000,000 shares.

Q: WHY DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

A: The Board of Directors believes that it is in the best interests of Novitron to increase the number of shares of common stock that Novitron is authorized to issue. Among other things, the increase in the number of authorized shares of common stock will ensure that Novitron has the flexibility to issue shares of common stock for such purposes and consideration as the Board of Directors may approve in the future. These purposes may include the issuance of common stock in connection with financing transactions, mergers and acquisitions and stock-based incentive and compensation programs.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND REGARDING AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK?

A: The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation to increase the number of shares of preferred stock that Novitron is authorized to issue from 1,000,000 shares to 1,500,000 shares.

Q: WHY DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK?

A: The Board of Directors believes that it is in the best interests of Novitron to increase the number of shares of preferred stock that Novitron is authorized to issue to ensure that Novitron has the flexibility to issue shares of preferred stock for such purposes and consideration as the Board of Directors may approve in the future. These purposes may include the issuance of preferred stock in connection with capital-raising transactions and mergers and acquisitions.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND REGARDING AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NOVITRON'S NAME TO CLINICAL DATA, INC.?

A: The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation to change Novitron's name to Clinical Data, Inc.

Q: WHY DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NOVITRON'S NAME TO CLINICAL DATA, INC.?

A: The Board of Directors believes that the change of Novitron’s name is advantageous in light of the change in the character and strategic focus of Novitron’s business resulting from the Old Landmark and GPSI mergers and the acquisition of certain assets from Elan Diagnostics. The Board of Directors believes that the name is more indicative of the new direction of the company and that such change will help potential customers and shareholders understand us better.

Q: WHAT IS LANDMARK?

A: After the merger with Spectran Holdings, Landmark is our wholly-owned subsidiary that develops, manufactures, markets and distributes laboratory instrumentation – including the AGII Clinical Chemistry System – as well as reagents and supplies.

Q: WHY DID NOVITRON ENTER INTO THE MERGER AGREEMENT WITH OLD LANDMARK?

A: Novitron entered into the merger agreement with Old Landmark because the merger offers Novitron a number of benefits, including the following:

    the ability of the combined company to increase the breadth of products offered;
    the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
    the anticipated consistent cash flow generated from the product line acquired from Old Landmark, namely its low-cost blood chemistry analyzers;
    the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
    the potential of the combined company to enhance stockholder value through operating efficiencies.

Q: DO ANY OF NOVITRON’S OFFICERS OR DIRECTORS OR EXISTING HOLDERS OF NOVITRON’S COMMON STOCK HAVE A SPECIAL INTEREST IN THE MERGER WITH OLD LANDMARK?

A: Yes. Prior to the merger of Old Landmark into Spectran Holdings, Randal J. Kirk, a director of Novitron, and four companies affiliated with Mr. Kirk owned a total of 7,452.24 shares of Old Landmark’s common stock, or approximately 74.5% of all outstanding shares of Old Landmark’s common stock. As consideration for the Landmark merger, Mr. Kirk and the companies affiliated with him received 18,630 shares of Novitron’s Series A preferred stock in exchange for their shares of Old Landmark’s common stock. In addition, Mr. Kirk and Israel M. Stein, M.D., the Chairman of the Board of Directors and Chief Executive Officer of Novitron, are directors of the surviving corporation after the merger. Dr. Stein was not affiliated with Old Landmark prior to the acquisition. Dr. Stein is also the President and Assistant Secretary of the surviving corporation. Mr. Kirk is also affiliated with Third Security, LLC, which acted as an advisor to all of the stockholders of Old Landmark with respect to the merger. Third Security received fees of $235,000 from Old Landmark in connection with the merger.

Q: WHAT IS GPSI?

A: After the merger, GPSI became a division of our wholly-owned subsidiary, Clinical Data Inc. This newly-acquired division, or New GPS, provides physician office laboratory management services.

Q: WHY DID NOVITRON ENTER INTO THE MERGER AGREEMENT WITH GPSI?

A: Novitron entered into the GPSI merger agreement because the GPSI merger offers Novitron a number of benefits, including the following:

  the ability of the combined company to increase the breadth of services offered;
  the anticipated consistent cash flow generated from the physician office laboratory management services business acquired from GPSI;
  the strategic fit of the businesses of Novitron, GPSI, Old Landmark and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the potential to enhance stockholder value through operating efficiencies.

Q: DO ANY OF NOVITRON’S OFFICERS OR DIRECTORS OR EXISTING HOLDERS OF NOVITRON’S COMMON STOCK HAVE A SPECIAL INTEREST IN THE GPSI MERGER?

A: Yes. Prior to the merger of GPSI into Clinical Data Inc., Randal J. Kirk, a director of Novitron, and certain companies affiliated with Mr. Kirk owned a total of 75,831 shares of GPSI’s common and preferred stock, which represented an ownership interest in GPSI of approximately 82.8%. As consideration for the GPSI merger, Mr. Kirk and the companies affiliated with him received 184,035 shares of Novitron’s Series A preferred stock in exchange for their shares of GPSI’s common and preferred stock. In addition, Mr. Kirk and Israel M. Stein, M.D., the Chairman of the Board of Directors and Chief Executive Officer of Novitron, are directors of the surviving corporation after the GPSI merger. Dr. Stein was not affiliated with GPSI prior to the acquisition. Dr. Stein is also the President and Assistant Secretary of the surviving corporation. Mr. Kirk is also affiliated with Third Security, LLC, which acted as an advisor to all of the stockholders of GPSI with respect to the GPSI merger.

Q: WHAT EFFECT WILL THE ISSUANCE OF NOVITRON'S COMMON STOCK UPON THE CONVERSION OF NOVITRON’S SERIES A PREFERRED STOCK ISSUED TO STOCKHOLDERS OF OLD LANDMARK AND GPSI HAVE ON THE SHARES OF COMMON STOCK THAT I OWN?

A: The issuance of Novitron’s common stock upon the conversion, if any, of Novitron’s Series A preferred stock issued to the stockholders of Old Landmark and GPSI will immediately dilute your percentage ownership in Novitron’s common stock and could adversely affect prevailing market prices for Novitron’s common stock.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND REGARDING THE Convertibility OF NOVITRON’S SERIES A PREFERRED STOCK ISSUED TO STOCKHOLDERS OF OLD LANDMARK AND GPSI AND THE SUBSEQUENT ISSUANCE OF SHARES OF NOVITRON’S COMMON STOCK ISSUABLE UPON CONVERSION OF NOVITRON’S SERIES A PREFERRED STOCK?

A: The Board of Directors recommends a vote FOR the convertibility of Novitron’s Series A preferred stock issued to stockholders of Old Landmark and GPSI and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Q: WHY DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR THE CONVERTIBILITY OF NOVITRON’S SERIES A PREFERRED STOCK ISSUED TO STOCKHOLDERS OF OLD LANDMARK AND GPSI AND THE SUBSEQUENT ISSUANCE OF SHARES OF NOVITRON’S COMMON STOCK ISSUABLE UPON CONVERSION OF NOVITRON’S SERIES A PREFERRED STOCK?

A: The Board of Directors believes that the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock is in the best interests of Novitron and its stockholders because of the potential negative financial effects of not converting the Series A preferred stock. If the Series A preferred stock remains outstanding, Novitron will be required to pay semi-annual cumulative cash dividends in the amount of 10% of the initial preference value per share per annum of Novitron’s Series A preferred stock. If the Series A preferred stock is converted to Novitron common stock, Novitron will not be required to pay the semi-annual cumulative cash dividends and Novitron will have the flexibility to issue preferred stock that ranks senior to or pari passu with its Series A preferred stock for such purposes and consideration as the Board of Directors may approve in the future without first obtaining the approval of Novitron’s Series A preferred stockholders.

Q: IF THE CONVERTIBILITY OF NOVITRON’S SERIES A PREFERRED STOCK INTO SHARES OF NOVITRON’S COMMON STOCK AND THE SUBSEQUENT ISSUANCE OF SHARES OF NOVITRON’S COMMON STOCK ISSUABLE UPON CONVERSION OF NOVITRON’S SERIES A PREFERRED STOCK

ARE APPROVED, WHEN WILL SHARES OF NOVITRON’S SERIES A PREFERRED STOCK CONVERT INTO SHARES OF NOVITRON’S COMMON STOCK?

A: If the convertibility of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock are approved by the appropriate vote of the shareholders, stockholders of Old Landmark and GPSI will have the right immediately to convert shares of Novitron’s Series A preferred stock owned by them into shares of Novitron’s common stock on or prior to the earlier to occur of (i) a liquidation, dissolution, winding up, or change of control of Novitron, or (ii) the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3, or another applicable form, to register for resale the shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. If any of the GPSI or Old Landmark shareholders elect to convert their shares of Novitron’s Series A preferred stock into Novitron common stock prior to the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3, or another applicable form, to register for resale the shares of Novitron’s common stock issuable upon such conversion, please note that such shares of common stock received by the converting shareholder would not yet be allowed to be traded in the public markets. Such converted shares will only be tradable by the holders thereof in the public markets once a registration statement on Form S-3, or other applicable form, covering such shares received upon conversion has been declared effective by the Securities and Exchange Commission.

The shares of Novitron’s Series A preferred stock shall automatically be converted into shares of Novitron’s common stock upon the later to occur of (i) the approval by Novitron’s stockholders of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, or (ii) the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3 or another applicable form, to register for resale the shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. Novitron has committed itself to seek the registration of its common stock issuable upon conversion of Novitron’s Series A preferred stock.

Q: WHAT IS ELAN DIAGNOSTICS?

A: Elan Diagnostics, Inc. is a wholly owned subsidiary of Elan Pharmaceuticals, Inc. After our acquisition of certain of the assets and liabilities of Elan Diagnostics, we have used those assets as they were used by Elan Diagnostics to manufacture and market private-labeled blood chemistry instruments and reagent assays to physician office laboratories.

Q: WHY DID NOVITRON ENTER INTO THE ASSET PURCHASE AGREEMENT WITH ELAN DIAGNOSTICS?

A: Novitron entered into the asset purchase agreement with Elan Diagnostics because the acquisition offers Novitron a number of benefits, including the following:

  the ability of the combined company to increase the breadth of products offered;
  the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
  a significant domestic base of customers with installed, aging analyzers and an extensive distribution network;
  the anticipated consistent cash flow generated from the product lines acquired from Elan Diagnostics, namely its blood chemistry analyzers, diagnostic assays and consumables;
  the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the potential to enhance stockholder value through operating efficiencies.

Q: HOW DID NOVITRON FINANCE THE ACQUISITION OF ASSETS FROM ELAN DIAGNOSTICS?

A: Novitron financed the acquisition of assets from Elan Diagnostics primarily with loans under a new credit facility with LaSalle Business Credit, LLC. To finance the Elan Diagnostics acquisition, Novitron used approximately $5,5000,000 received from the LaSalle Business Credit credit facility and approximately $2,000,000 from the working capital of the combined company following the GPSI and Old Landmark mergers.

Q: WHEN AND WHERE IS THE MEETING?

A: The Meeting will be held on Thursday, September 25, 2003 at 11:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, LLC, One International Place, 18th Floor, Boston, Massachusetts 02110-2602.

Q: WHO IS ENTITLED TO VOTE ON THE PROPOSALS?

A: Holders of Novitron's common stock at the close of business on July 31, 2003, the record date for the Meeting, are entitled to vote in person or be represented by proxy on the proposals at the Meeting. Each of our stockholders is entitled to one vote for each share of Novitron's common stock owned as of the close of business on July 31, 2003.

Q: WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

A: Under Delaware law, holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date must vote FOR approval of the amendments to our Certificate of Incorporation to (i) increase the number of shares of common stock which we are authorized to issue from 6,000,000 to 12,000,000, (ii) to increase the number of shares of preferred stock which we are authorized to issue from 1,000,000 to 1,500,000, and (iii) to change our name to Clinical Data, Inc. Under the rules of The Nasdaq Stock Market, Inc., a majority of votes cast at the Meeting must be FOR the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Directors shall be elected by a plurality of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote, and the appointment of the independent auditors shall be determined by a majority of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote.

Each of the proposals (other than the election of directors and the ratification of Deloitte & Touche as Novitron’s independent auditors) also must be approved by the holders of a "majority of the minority" of Novitron’s common stock. By a "majority of the minority" of Novitron’s common stock, we mean the holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting, excluding Randal J. Kirk, certain companies affiliated with him, Israel M. Stein, M.D., and Novitron’s other officers and directors. Mr. Kirk and companies affiliated with him held a majority of the outstanding stock of Old Landmark and GPSI. We are excluding the votes of these stockholders because they may be deemed interested parties which have interests that differ from the interests of other stockholders of Novitron.

Q: WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement, please mark your votes on the accompanying proxy card and sign and mail it in the enclosed return envelope as soon as possible. This will ensure that your shares will be represented at the Meeting. If you sign and send in the proxy card and do not indicate how you want to vote, the proxy will be voted FOR the approval of each of the proposals. With respect to the election of directors, shares present at the Meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withholds authority to vote for such nominee will not be counted towards achievement by such nominee of a plurality. With respect to each other proposal, if you abstain or do not vote either by not sending in a proxy card or not voting in person at the Meeting, it will have the same effect as:

  a vote AGAINST the approval of the proposal to ratify Deloitte & Touche as our independent auditors for the 2004 fiscal year when determining the vote of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote;
  a vote AGAINST the approval of each of the proposals to amend our Certificate of Incorporation when determining the vote of the stockholders owning at least a majority of Novitron’s outstanding common stock; and
  a vote AGAINST the approval of each of the proposals presented to our stockholders when determining the vote of the holders of a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote.

If you abstain, your abstention will have the same effect as a vote AGAINST the approval of the proposal relating to the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s Series A preferred common stock issuable upon conversion of Novitron’s Series A preferred stock when determining a majority of the votes cast at the Meeting.

Q: IF MY SHARES ARE HELD FOR ME BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Brokers have the authority to vote your shares on "routine" proposals, such as the election of directors and the ratification of the Company’s independent auditors, even if they do not receive any instructions from you. For all practical purposes therefore, there will be no broker "non-votes" with respect to these routine matters. However, absent specific instructions from you, brokers are not allowed to exercise their voting discretion with respect to the approval of non-routine matters such as the amendment of the Certificate of Incorporation and the convertibility of Novitron’s Series A preferred stock into Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted by your broker with respect to each proposal (other than routine matters) and the failure to vote will be treated as:

  a vote AGAINST the approval of each of the proposals to amend our Certificate of Incorporation when determining the vote of stockholders owning at least a majority of Novitron’s outstanding common stock;
  neither a vote FOR nor a vote AGAINST the approval of each of the proposals (other than the election of directors and the ratification of Deloitte & Touche as Novitron’s independent auditors) presented to the stockholders when determining the vote of the holders of a "majority of the minority" of the common stock present, in person or represented by proxy, at the Meeting and entitled to vote; and
  neither a vote FOR nor a vote AGAINST the approval of the proposal relating to the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock when determining a majority of the votes cast at the Meeting.

With respect to each proposal that requires a majority of the votes present, in person or represented by proxy, at the Meeting and entitled to vote, broker "non-votes," because they reflect the withholding of power to vote and are thus not shares entitled to vote will have the effect of reducing the number of affirmative votes required to achieve a majority or plurality of the shares present at the Meeting for such proposal by reducing the total number of shares from which the majority or plurality is calculated.

If your shares are held in your broker’s name and you wish to vote in person or change your vote at the Meeting, you must first obtain a legal proxy from your broker.

Q: CAN I CHANGE MY VOTE AFTER MAILING IN A SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Meeting. You may revoke your proxy by notifying the Secretary of Novitron in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. Simply attending the Meeting, whether or not you vote at the Meeting, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote or to vote in person at the Meeting.

Q: DO I NEED TO ATTEND THE MEETING IN PERSON?

A: No. It is not necessary for you to attend the Meeting in order to vote your shares of Novitron's common stock.

Q: WHO CAN HELP ANSWER MY QUESTIONS ABOUT THE MATTERS THAT I AM BEING ASKED TO VOTE ON AT THE MEETING?

A: If you have any questions about the matters you are being asked to vote on after reading this proxy statement or need assistance in voting your shares, please contact either of the below individuals:

Israel M. Stein, M.D.	Caesar J. Belbel
President and CEO	Vice President and General Counsel
Novitron International, Inc.	Novitron International, Inc.
One Gateway Center, Suite 411	Two Thurber Boulevard
Newton, Massachusetts 02458	Smithfield, Rhode Island 02917
(617) 527-9933 Ext 41	(617) 233-6400

The information provided in this "Question and Answer" format and the summary below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this entire proxy statement, including the attached annexes and the documents referred to in this proxy statement.

SUMMARY

This summary highlights selected information from this proxy statement. You should carefully read this entire proxy statement, including the attached Annexes and the documents referred to in this proxy statement, for a complete description of the proposals to be voted upon and the related transactions. In this proxy statement, we refer to the merger of Old Landmark into our wholly-owned subsidiary Spectran Holdings as the Landmark merger and to the merger of GPSI into our wholly-owned subsidiary Clinical Data Inc. as the GPSI merger. In this proxy statement, we refer to our acquisition of certain assets from Elan Diagnostics as the Elan Diagnostics acquisition and we refer to the board of directors of Novitron as the Board of Directors.

Information About the Parties to the Transactions (Pages 25-32)
Novitron International, Inc.
One Gateway Center, Suite 411
Newton, Massachusetts 02458
(617) 527-9933

We are a multinational corporation that, through our subsidiaries Vital Scientific NV, NovaChem NV and Vital Diagnostics Pty. Ltd., develops and distributes on a worldwide basis scientific instrumentation used in medical, veterinary and analytical laboratories and in industrial process monitoring.

Spectran Holdings, Inc.	Clinical Data Inc.
One Gateway Center, Suite 411	Two Thurber Boulevard
Newton, Massachusetts 02458	Smithfield, Rhode Island 02917
(617) 527-9933	(401) 233-6400

Spectran Holdings is our wholly owned subsidiary, which was utilized for the purpose of effecting the Landmark merger. At the time of the Landmark merger, Spectran Holdings changed its name to Landmark. Clinical Data Inc. is our wholly owned subsidiary that was formed for the purpose of effecting the GPSI merger and the Elan Diagnostics acquisition. GPSI was merged into Clinical Data Inc., and if our stockholders approve the proposal to amend our Certificate of Incorporation to change our name to Clinical Data, Inc., then Clinical Data Inc., our wholly-owned subsidiary, will change its name to Clinical Data Sales & Service, Inc.

Landmark Scientific, Inc.
Two Thurber Boulevard
Smithfield, Rhode Island 02917
(401) 233-6400

After the merger with Spectran Holdings, Landmark is our wholly owned subsidiary that develops, manufactures, markets and distributes laboratory instrumentation, reagents and supplies. Randal J. Kirk, one of our directors, and companies affiliated with him, owned a majority of the outstanding common stock of Old Landmark as a privately owned corporation prior to the Landmark merger.

Group Practice Services
Two Thurber Boulevard
Smithfield, Rhode Island 02917
(401) 233-6400

After the merger with Clinical Data Inc., GPS is our division that provides physician office laboratory management services. Prior to the merger, Randal J. Kirk, one of our directors, was the majority stockholder in GPSI by virtue of the shares of GPSI’s common and preferred stock owned by Mr. Kirk and companies affiliated with him.

Elan Diagnostics, Inc.
c/o Elan Pharmaceuticals, Inc.
800 Gateway Boulevard
South San Francisco, California 94080
(650) 877-0900

Elan Diagnostics is a wholly-owned subsidiary of Elan Pharmaceuticals. After our acquisition of certain of the assets and liabilities of Elan Diagnostics, we have used those assets to manufacture and market private-labeled blood chemistry instruments and reagent assays to physician office laboratories. This business is conducted through our facilities in Smithfield, Rhode Island, and Brea, California.

Landmark Merger (Pages 32-55)

Following the recommendation of the special committee of our Board of Directors (the "special committee"), which was formed by our Board of Directors to review the Landmark merger, the GPSI merger, the Elan Diagnostics acquisition and documents related to such transactions, our Board of Directors determined that the Landmark merger was fair and in the best interest of Novitron and our stockholders and approved the Landmark merger. Important factors in our Board’s determination included:

  the ability of the combined company to increase the breadth of products offered;
  the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
  the anticipated consistent cash flow generated from the product line that would be acquired from Landmark, namely its low-cost blood chemistry analyzers;
  the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the belief that the combined company has the potential to enhance stockholder value through operating efficiencies.

Our Board of Directors engaged Davenport & Company LLC as its financial advisor in connection with the Landmark merger. Davenport & Company delivered a written opinion to the Board of Directors on April 8, 2003, to the effect that, as of that date and subject to the matters described in its opinion, the acquisition of all outstanding shares of Old Landmark’s common stock by Novitron in exchange for a total of 25,000 shares of Novitron’s Series A preferred stock is fair from a financial point of view to Novitron and its stockholders, excluding Randal J. Kirk and certain companies affiliated with him. The opinion of Davenport & Company is attached to this proxy statement as Annex A, and the summary description contained in this proxy statement is qualified in its entirety by reference to Davenport & Company’s opinion. Davenport & Company’s opinion is addressed to our Board of Directors and does not constitute a recommendation to you with respect to any matter relating to the Landmark merger, which has already been completed.

The Landmark merger was approved by the written consent of stockholders of Landmark owning a majority of the outstanding shares of Landmark’s common stock, including Randal J. Kirk, one of our directors, and certain companies affiliated with him. Immediately prior to the Landmark merger, Mr. Kirk and companies affiliated with him owned approximately 74.5% of all outstanding shares of Landmark’s common stock.

On April 29, 2003, Old Landmark was merged with and into Spectran Holdings, with Spectran Holdings being the surviving corporation. At the time of the Landmark merger, Spectran Holdings changed its name to Landmark. Each of the stockholders of Old Landmark who consented to the Landmark merger received 2.5 shares of Novitron’s Series A preferred stock in exchange for each outstanding share of Old Landmark’s common stock owned by such stockholder. Stockholders of Old Landmark who did not consent to the Landmark merger and who object to the Landmark merger, will have 20 days from the receipt of a private placement memorandum describing the Landmark merger and related transactions to exercise appraisal rights as provided under Delaware law.

Randal J. Kirk, a director of Novitron, and Israel M. Stein, M.D., Chairman of the Board of Directors and Chief Executive Officer of Novitron, are directors of the surviving corporation in the Landmark merger. Dr. Stein is the President and Assistant Secretary of the surviving corporation in the Landmark merger.

GPSI Merger (Pages 55-64)

Following the recommendation of the special committee, our Board of Directors determined that the GPSI merger was fair and in the best interests of Novitron and our stockholders and approved the GPSI merger. Important factors in our Board’s determination included:

  the ability of the combined company to increase the breadth of services offered;
  the anticipated consistent cash flow generated from the physician office laboratory management services business that would be acquired from GPSI;
  the strategic fit of the businesses of Novitron, GPSI, Old Landmark and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the belief that the combined company has the potential to enhance stockholder value through operating efficiencies.

Our Board of Directors engaged Corporate Capital Consultants, Inc. as its financial advisor in connection with the GPSI merger. Corporate Capital Consultants, Inc. delivered a written opinion to the Board of Directors on April 8, 2003, which was supplemented by an opinion dated April 24, 2003, to the effect that, as of each date and subject to the matters described in the opinions, that the consideration of 222,250 shares of Novitron’s Series A preferred stock to be received by the stockholders of GPSI upon the terms and conditions set forth in the proposed Agreement and Plan of Merger is fair from a financial point of view to Novitron and its stockholders, other than Randal J. Kirk and certain companies affiliated with him. The opinions of Corporate Capital Consultants are attached to this proxy statement as Annex B and Annex C, respectively, and the summary description contained in this proxy statement is qualified in its entirety by reference to Corporate Capital Consultant’s opinions. Corporate Capital Consultant’s opinions are addressed to our Board of Directors and do not constitute a recommendation to you with respect to any matter relating to the GPSI merger, which has already been completed.

The GPSI merger was approved by the written consent of stockholders of GPSI owning a majority of the outstanding shares of GPSI’s common and preferred stock, including Randal J. Kirk, one of our directors, and certain companies affiliated with him. Immediately prior to the GPSI merger, Mr. Kirk and companies affiliated with him owned approximately 82.8% of the outstanding capital stock of GPSI.

On April 29, 2003, GPSI was merged with and into Clinical Data Inc., with Clinical Data Inc. being the surviving corporation. Each of the stockholders of GPSI who consented to the GPSI merger received 2.42691 shares of Novitron’s Series A preferred stock in exchange for each outstanding share of GPSI’s common and preferred stock owned by such stockholder. Stockholders of GPSI who did not consent to the GPSI merger, and who object to the GPSI merger, will have 20 days from the receipt of a private placement memorandum describing the GPSI merger to exercise appraisal rights as provided under Delaware law. Clinical Data Inc., Novitron’s wholly-owned subsidiary, plans to change its name to Clinical Data Sales & Service Inc. upon stockholder approval of Novitron’s name change to Clinical Data, Inc.

Mr. Kirk and Israel M. Stein, M.D., the Chairman of the Board of Directors and Chief Executive Officer of Novitron, have been named directors of the surviving corporation in the GPSI merger. Dr. Stein is the President and Assistant Secretary of the surviving corporation in the GPSI merger.

Elan Diagnostics Acquisition (Pages 65-69)

Our Board of Directors approved the Elan Diagnostics acquisition for a purchase price of $7,500,000 pursuant to the Asset Purchase Agreement among Novitron, Elan Diagnostics and Elan Pharmaceuticals dated as of December 9, 2002, as amended on February 10, 2003, March 18, 2003, March 31, 2003 and April 29, 2003, which we refer to as the Elan Diagnostics acquisition agreement. Following the recommendation of the special committee, our Board of Directors determined that the Elan Diagnostics acquisition was in the best interests of Novitron and our stockholders and considered various factors in its determination, including:

  the ability of the combined company to increase the breadth of products offered;
  the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
  the significant domestic base of operations that would be acquired from Elan Diagnostics, namely its customers with installed, aging analyzers and its extensive distribution network;
  the anticipated consistent cash flow generated from the product lines that would be acquired from Elan Diagnostics, namely its blood chemistry analyzers, diagnostic assays and consumables;
  the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the belief that the combined company has the potential to enhance stockholder value through operating efficiencies.

To finance the Elan Diagnostics acquisition, the Board of Directors approved a credit facility with LaSalle Business Credit, LLC for Novitron’s wholly-owned subsidiary, Clinical Data Inc. and Clinical Data Inc.’s wholly-owned subsidiary, BioClinical Concepts, Inc.

We completed the Elan Diagnostics acquisition on April 29, 2003. Prior to closing, Novitron assigned its rights under the Elan Diagnostics acquisition agreement to its wholly owned subsidiary, Clinical Data Inc. Upon completion, Clinical Data Inc. acquired certain assets and liabilities and assumed certain contracts relating to Elan Diagnostics’ business of selling clinical chemistry instruments and reagents to physician office laboratories in the United States and abroad. Novitron used approximately $5,500,000 in funds borrowed under the LaSalle Credit Business credit facility to finance the Elan Diagnostics acquisition and the remainder of the purchase price was financed with the working capital of the combined company following the Landmark merger and the GPSI merger.

Series A Preferred Stock (Pages 50-52)

Holders of Novitron’s Series A preferred stock may elect to convert their shares of Series A preferred stock upon approval by the stockholders of Novitron of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock at any time prior to the earlier to occur of (i) a liquidation event, dissolution, winding up or change of control of Novitron or (ii) the date the SEC declares effective Novitron’s registration statement covering the resale of the underlying shares of common stock. Shares of Novitron’s Series A preferred stock will automatically convert into shares of Novitron’s common stock upon the later to occur of (x) the approval by Novitron’s stockholders of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred and (y) the effectiveness of a registration statement filed by Novitron with the Securities and Exchange Commission to permit the resale of the underlying shares of common stock. Upon elective or automatic conversion, each share of Novitron’s Series A preferred stock will be convertible into 10 shares of Novitron’s common stock. If for any reason shares of Novitron’s Series A preferred stock cannot be converted into shares of Novitron’s common stock, Novitron will have no obligation to seek registration of its shares of Novitron’s Series A preferred stock with the Securities and Exchange Commission, and the holders of Novitron’s Series A preferred stock will have no voting rights, except for a separate class vote with respect to certain corporate matters and to authorize, effect or validate certain transactions to the extent required under Delaware law.

Certain Anti-Takeover Effects (Pages 74-75)

Because you are being asked to vote upon amendments to our Certificate of Incorporation, we are required to tell you about any provision in our Certificate of Incorporation or our Amended and Restated By-Laws that may be deemed to delay, defer or prevent a change of control of Novitron, including a future takeover attempt which is not approved by our Board of Directors. Certain provisions of our Certificate of Incorporation and Amended and Restated By-Laws may be deemed to have such effects because they:

  may discourage a stockholder from bringing business before an annual meeting by requiring a stockholder to give specific written notice of such business;
  may preclude a stockholder from calling a special meeting unless the stockholder has obtained support from management or the Board of Directors;
  may prevent a stockholder owning less than two-thirds of the shares of Novitron’s common stock entitled to vote at any regular or special meeting from altering, amending or repealing any by-laws; and
  may make the removal of current directors and the amendment of our Amended and Restated By-Laws more difficult.

Applicable Delaware law also prohibits certain transactions, including takeover attempts, between Novitron and an "interested stockholder" as that term is defined under para. 203 of the Delaware General Corporation Law.

Proposal 1 – Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock (Pages 75-76)

Our Board of Directors recommends that you vote FOR the approval of the amendment to our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 6,000,000 to 12,000,000. Our Board of Directors believes that the increase in the number of authorized shares of Novitron’s common stock is in the best interests of Novitron’s stockholders because it will ensure that Novitron has the flexibility to issue shares of Novitron’s common stock for such purposes as the Board of Directors may approve in the future, such as the issuance of common stock in connection with financing transactions, mergers and acquisitions and stock-based incentive and compensation programs.

The amendment to our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and by the holders of a "majority of the minority" of Novitron’s common stock, which is the holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote, excluding Randal J. Kirk, his Affiliates, Israel M. Stein, M.D., and Novitron’s other directors and officers.

Proposal 2 – Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Our Preferred Stock (Pages 77-78)

Our Board of Directors recommends that you vote FOR the approval of the amendment to our Certificate of Incorporation to increase the number of shares of preferred stock that we are authorized to issue from 1,000,000 to 1,500,000. Our Board of Directors believes that the increase in the number of authorized shares of preferred stock is in the best interests of Novitron’s stockholders because it will provide Novitron with adequate flexibility to issue shares of preferred stock for such purposes as the Board of Directors may approve in the future, such as the issuance of preferred stock in connection with capital raising transactions and mergers and acquisitions.

The amendment to our Certificate of Incorporation to increase the number of shares of preferred stock that we are authorized to issue must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and by a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote.

Proposal 3 – Amendment to Our Certificate of Incorporation to Change Our Name to Clinical Data, Inc. (Pages 78-79)

Our Board of Directors recommends that you vote FOR the approval of the amendment to our Certificate of Incorporation to change our corporate name to Clinical Data, Inc. Our Board of Directors believes that the change in our corporate name is desirable given the change in the character and strategic focus of our business following the consummation of the Landmark and GPSI mergers and the Elan Diagnostics acquisition.

The amendment to our Certificate of Incorporation to change our corporate name to Clinical Data, Inc. must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and by a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote.

Proposal 4 – Convertibility of Novitron’s Series A Preferred Stock Issued to Stockholders of Landmark and GPSI into Shares of Novitron’s Common Stock and Subsequent Issuance of Shares of Novitron’s Common Stock Issuable Upon Conversion of Novitron’s Series A Preferred Stock (Pages 79-80)

Our Board of Directors recommends that you vote FOR the convertibility of Novitron’s Series A preferred stock issued to the stockholders of Landmark and GPSI into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. The Board of Directors believes that the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon the conversion thereof are in the best interests of Novitron and its stockholders because Novitron would not be required to pay semi-annual cumulative cash dividends in the amount of 10% of the initial preference value per share of Novitron’s Series A preferred stock per annum and Novitron would have the flexibility to issue preferred stock that ranks senior to or pari passu with Novitron’s Series A preferred stock for such purposes and consideration as the Board of Directors may approve in the future without first obtaining the approval of Novitron’s Series A preferred stockholders.

The convertibility of the holders of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock must be approved by a majority of the votes cast at the Meeting and by the holders of a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote.

Proposal 5 – Election of Directors (Pages 80-84)

Our Board of Directors recommends that you vote FOR the election of each of the four (4) nominees listed below. One of the purposes of the Meeting is to elect four (4) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the four (4) nominees named above, unless otherwise specified on the proxy card. All four (4) of the nominees are currently members of the Board of Directors and all four (4) nominees have consented to be named and to serve if elected.

The following are summaries of the background and business experience and descriptions of the principal occupations of the nominees.

Israel M. Stein, M.D. (age 60) has been the Company’s Chief Executive Officer, President and Treasurer since 1972. Dr. Stein also has served as Chairman of the Board of the Company since 1972. Dr. Stein received his B.A. from Brooklyn College of the City University of New York and an M.D. from the Albert Einstein College of Medicine of Yeshiva University.

Randal J. Kirk (age 49) has been a Director of the Company since 2002, and has served as the Senior Managing Director of Third Security, LLC, since 1999. Additionally, Mr. Kirk currently serves in a number of capacities, including the following: Chairman, President and CEO of New River Pharmaceuticals Inc., since 1996; Chairman of Biological & Popular Culture LLC and its predecessor since 1999; and Chairman, President and CEO of Third Security Management Corporation, since 2001. Mr. Kirk served as Chairman of Landmark Scientific, Inc., from 1996 and as Chairman of Group Practice Services Incorporated and its predecessors from 1998 until their respective mergers with the Company on April 29, 2003. He has also served as a Director of the Radford University Foundation, Inc., since 1998 and was recently appointed to the Board of Visitors of Radford University. Mr. Kirk co-founded General Injectables & Vaccines, Inc., in 1983 and served as Chairman of the Board prior to the 1998 sale of the company. Mr. Kirk also served as a Director of Scios, Inc. (prior to its purchase by Johnson & Johnson, NASDAQ: SCIO), between 2000 and 2002. Mr. Kirk received a B.A. in Economics from Radford University and a J.D. from the University of Virginia.

Arthur B. Malman (age 62) has been a Director of the Company since 1975. Mr. Malman is a partner of the law firm of Malman & Goldman, LLP and a principal of the Urban Group, a real-estate investment company. Mr. Malman received a B.A. from Princeton University and a J.D. from the Yale University School of Law, and attended Columbia University School of Business Administration.

Larry D. Horner (age 69) has been a Director of the Company since 2002. Mr. Horner retired in May 2001 as Chairman of Pacific USA Holdings Corporation, a position he had held since August 1994. Before that, he served as Chairman and Chief Executive Officer of the accounting firm KPMG Peat Marwick. He is a director of the following public companies: Atlantis Plastics, Inc., Technical Olympics USA, Inc., UTStarcom, Inc. and ConocoPhillips Company. Mr. Horner is also a director of New River Pharmaceuticals, Inc., Howe & Rusling, Inc, and Third Security Management Corporation.

The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

The election of the director nominees must be approved by a plurality of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote.

Proposal No. 6 – Ratification of Appointment of Independent Auditors (Pages 84-85)

Our Board of Directors recommends that you vote FOR the proposal to ratify the choice of Deloitte & Touche LLP as the Company's independent auditors. The Board of Directors, on the recommendation of our Audit Committee, has appointed Deloitte & Touche as independent auditors of the Company for the fiscal year ending March 31, 2004. Although stockholder approval of the Board of Directors’ selection of Deloitte & Touche is not required by law, the Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Deloitte & Touche. Deloitte & Touche was the Company's auditor for the fiscal year ended March 31, 2003.

The ratification of our independent auditors must be approved by the affirmative vote of the holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote.

Other Matters (Pages 85-86)

In this proxy statement, we have also provided information relating to our independent auditors, stockholders’ proposals for the 2004 Annual Meeting of Stockholders, the submission of stockholders’ recommendations for director nominees and the availability of our filings with the Securities and Exchange Commission.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based largely on current expectations and projections about future events affecting Novitron’s business. The words "will," "expects," "believes," "anticipates," "seeks," "could" and "should" and similar words are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that any forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Novitron’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements in this proxy statement are subject to risks, uncertainties and assumptions including, among other things:

  general economic and business conditions, both nationally and internationally and in Novitron’s markets;
  the impact of technological developments and competition;
  Novitron’s expectations and estimates concerning future financial performance, financing plans nd the impact of competition;
  the ability to successfully integrate the businesses of Landmark, GPSI and the purchased assets of Elan Diagnostics into Novitron’s business; and
  the impact of current, pending or future legislation and regulation.

In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this proxy statement might not occur. Novitron undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

THE MEETING

Date, Time, Place and Record Date of the Meeting

A Special Meeting in lieu of Annual Meeting of Stockholders of Novitron will be held on September 25, 2003, beginning at 11:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, LLC, One International Place, 18th Floor, Boston, Massachusetts 02110-2602. The accompanying proxy is being solicited by Novitron’s Board of Directors and is to be voted at the Meeting or any adjournment(s) or postponement(s) thereof. The holders of record of Novitron’s common stock as of the close of business on July 31, 2003 are entitled to receive notice of, and to vote at, the Meeting. On July 31, 2003, there were 1,877,006 shares of Novitron’s common stock outstanding. No other voting securities of Novitron are outstanding. This proxy statement, the accompanying proxy card and certain documents we have referenced in this proxy statement are being mailed on or about August 25, 2003 to stockholders entitled to vote at the Meeting.

Purpose

At the Meeting, stockholders will be asked to consider and approve the amendment of our Certificate of Incorporation to increase the of shares of common stock which we are authorized to issue from 6,000,000 to 12,000,000, to increase the number of shares of preferred stock which we are authorized to issue from 1,000,000 to 1,500,000 and to change our name to Clinical Data, Inc. Stockholders will also be asked to consider and approve the convertibility of outstanding shares of Novitron’s Series A preferred stock issued to the stockholders of Landmark and GPSI in the Landmark merger and the GPSI merger and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. Stockholders will also be asked to consider and vote to elect four (4) directors for the ensuing year and to ratify the action of the Board of Directors in appointing Deloitte & Touche as the Company’s independent auditors for the 2004 fiscal year.

Novitron does not expect to ask the stockholders to vote on any matters at the Meeting other than those described in this proxy statement. However, if any other matters are properly presented at the Meeting for consideration, the persons named to act under the proxies will have discretion to vote on these matters in accordance with their best judgment, which may include voting to adjourn the Meeting to solicit additional proxies. Proxies voting against a specific proposal may not be used by the holder to vote for adjournment of the Meeting for the purpose of giving the holder additional time to solicit votes in favor of that proposal.

Voting Information

Each share of Novitron’s common stock issued and outstanding is entitled to one vote on matters properly submitted at the Meeting. The presence, in person or represented by proxy, of the holders of a majority of the total issued and outstanding shares of common stock entitled to vote as of the record date at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

Brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals, such as the election of directors and the ratification of the Company’s independent auditors, when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval and adoption of non-routine matters such as the amendment of the Certificate of Incorporation and the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. Abstentions and properly executed broker non-votes will be treated as shares that are present and entitled to vote at the Meeting for purposes of determining whether a quorum exists. Votes cast in person or represented by proxy at the Meeting will be tabulated by the election inspectors appointed for the Meeting.

Under Delaware law, amendments to Novitron’s Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date. If a quorum is present, broker non-votes and abstentions will have the effect of a vote AGAINST each proposed amendment to the Certificate of Incorporation.

The rules of the Nasdaq Stock Market require approval by the majority of votes cast for the convertibility of outstanding shares of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock. We must comply with the rules of The Nasdaq Stock Market because Novitron’s common stock is currently listed on the NASDAQ SmallCap Market, Inc. If a quorum is present, broker non-votes will not be counted in determining a majority of the votes cast for the convertibility of outstanding shares of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, while abstentions will be treated as a vote AGAINST the approval of such proposal.

Directors shall be elected by a plurality of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote, and the appointment of the independent auditors shall be determined by a majority of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote. For all practical purposes, there will be no broker non-votes for these routine matters because brokers will have the discretion to vote a stockholder’s shares even in the absence of express instruction. Abstentions will not be counted towards achievement of a director nominee of a plurality, and will have the same effect as a vote AGAINST the approval of the proposal to ratify Deloitte & Touche as our independent auditors.

We also are seeking the approval of the holders of a "majority of the minority" of Novitron’s common stock for each of the proposals (other than the election of directors and ratification of our independent auditors). By a "majority of the minority" of Novitron’s common stock, we mean the affirmative vote of a majority of Novitron’s common stock held by stockholders present, in person or represented by proxy, at the Meeting other than:

  Randal J. Kirk, a director of Novitron;
  Certain companies affiliated with Mr. Kirk;
  Israel M. Stein, M.D., Chairman of the Board of Directors and Chief Executive Officer of Novitron; and
  each other director and officer of Novitron.

Mr. Kirk and companies affiliated with him held a majority of the outstanding stock of Old Landmark and GPSI. We are excluding the votes of these stockholders because they may be deemed interested parties that have interests that differ from the interests of other stockholders of Novitron. For purposes of the "majority of the minority" vote, if a quorum is present, broker non-votes will not be counted in determining a "majority of the minority," while abstentions by or in respect of the minority stockholders will have the effect of a vote AGAINST each such proposal.

If we do not obtain the approval of the holders of a "majority of the minority" of Novitron’s common stock at the Meeting, the proposed amendments to our Certificate of Incorporation and the convertibility of outstanding shares of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock will not occur even if we obtain the votes otherwise required under Delaware law and The Nasdaq Stock Market rules.

Holders of Novitron’s Series A preferred stock will be entitled to receive cumulative dividends payable semi-annually in cash in the amount of 10% of the initial preference value per share per annum on a current basis, as adjusted for a change in the number of outstanding shares of Novitron’s Series A preferred stock due to stock splits, combinations, dividends, recapitalizations and the like. The initial preference value per share of Novitron’s Series A preferred stock is $4.01. Dividends on outstanding shares of Novitron’s Series A preferred stock will, to the extent declared and to the extent that there are funds legally available therefore, be payable semi-annually on July 1 and December 1, beginning on July 1, 2004. If conversion occurs after June 30, 2004,, accrued but unpaid dividends with respect to each share of Novitron’s Series A preferred stock will be paid in cash. Dividends on the Series A preferred stock are cumulative, but accrue and are payable only as of July 1 and December 1, beginning July 1, 2004. If conversion occurs prior to July 1, 2004, the holders of Novitron’s Series A preferred stock will receive an amount of cash from Novitron equal to the amount of cash they would have received in the form of dividends had they received Novitron common stock on April 29, 2003, instead of shares of Novitron’s Series A preferred stock. Holders of Novitron’s Series A preferred stock have no voting rights, except for a separate class vote with respect to certain corporate matters and to authorize, effect or validate certain transactions to the extent required under Delaware law. For more information regarding the terms of Novitron’s Series A preferred stock, see the discussion in this proxy statement under the heading "Landmark Merger" and the subheading "Terms of Novitron Series A Preferred Stock Issued to Stockholders of Landmark."

At the Meeting, we will take the votes of the stockholders on all proposals. Election inspectors appointed for the Meeting will tabulate the votes five times, first to determine the votes cast by the holders of a majority of Novitron’s outstanding common stock entitled to vote as of the record date as required by Delaware law for amendments to our Certificate of Incorporation, second to determine the majority of the votes cast at the Meeting as required by The Nasdaq Stock Market, Inc., third to determine the number of votes cast by stockholders present, in person or represented by proxy, at the Meeting and entitled to vote for each director nominee, fourth to determine the votes cast by the holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote for the ratification of Deloitte & Touche as our independent auditors for the 2004 fiscal year, and fifth to determine the votes cast by the holders of a "majority of the minority" of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote for each proposal (other than the election of directors and the ratification of Deloitte & Touche as our independent auditors.

Under Delaware law, Novitron’s stockholders will not have any appraisal or dissenters’ rights or other similar statutory rights in connection with the Landmark merger, the GPSI merger or any of the matters to be voted on at the Meeting.

Solicitation and Revocation of Proxies

Proxies are being solicited by and on behalf of Novitron’s Board of Directors. Novitron will pay the costs of soliciting proxies from stockholders, as well as all mailing costs of this proxy statement. In addition to the solicitation of proxies by mail, some of Novitron’s directors, officers and employees may solicit proxies by telephone, facsimile and personal contact, without separate compensation for those activities. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of common stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses.

The grant of a proxy on the enclosed form does not preclude a stockholder from attending the Meeting and voting in person. A stockholder may revoke his or her proxy at any time before it is voted at the Meeting. A stockholder of record may revoke a proxy by notifying the secretary of Novitron in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked.

Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. If you desire to vote at the Meeting, you must revoke any proxy you have given prior to the vote at the Meeting. Any written notice of revocation or subsequent proxy should be sent to the Secretary of Novitron, at One Gateway Center, Suite 411, Newton, Massachusetts 02458 no later than September 15, 2003, or hand delivered to the Secretary of Novitron before the vote is taken at the Meeting. Stockholders whose shares are held in "street name" by a broker and who have instructed the broker to vote the shares must follow the directions received from the broker as to how to change their vote.

A stockholder may, with respect to each matter specified in the notice of the Meeting:

  vote "FOR" the matter;
  vote "AGAINST" the matter; or
  "ABSTAIN" from voting on the matter.

All valid proxies will be voted at the Meeting in accordance with the instructions given.

If no instructions are given, the shares represented by the proxy will be voted at the Meeting:

  FOR approval of the amendment to our Certificate of Incorporation to increase the number of shares of common stock which we are authorized to issue from 6,000,000 to 12,000,000;
  FOR approval of the amendment to our Certificate of Incorporation to increase the number of shares of preferred stock which we are authorized to issue from 1,000,000 to 1,500,000;
  FOR approval of the amendment to our Certificate of Incorporation to change our name to Clinical Data, Inc.;
  FOR approval of the convertibility of outstanding shares of Novitron’s Series A preferred stock issued to the stockholders of Landmark and GPSI in the Landmark merger and the GPSI merger and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock;
  FOR approval of the ratification of Deloitte & Touche as our independent auditors for the 2004 fiscal year; and
  FOR approval of the election of each of the four (4) directors nominated by the Board of Directors for the ensuing year.

Stockholders whose shares are held in "street name" and who wish to vote in person at the Meeting must first obtain a legal proxy from their broker.

BACKGROUND OF THE PROPOSALS

Parties to the Transactions

Novitron and Subsidiaries

Novitron is a multinational corporation that develops and distributes scientific instrumentation used in medical, veterinary and analytical laboratories and in industrial process monitoring. Novitron was founded in 1972 as Clinical Data, Inc. to offer ambulatory diagnostic physiological monitoring for clinical and research applications. In April 1994, its name was changed from Clinical Data, Inc. to Novitron International, Inc. The mailing address, principal executive office and telephone number of Novitron are One Gateway Center, Suite 411, Newton, Massachusetts 02458, (617) 527-9933.

Vital Scientific

Vital Scientific NV is a Dutch subsidiary of Novitron. Vital Scientific designs and manufactures scientific and clinical laboratory instrumentation that is marketed worldwide through distributors and strategic partnerships. Headquartered in Spankeren/Dieren, The Netherlands, Vital Scientific is the nucleus of Novitron’s operations. Vital Scientific’s principal products are automated and semi-automated analytical instruments used in medical and veterinary laboratories, such as clinical chemical analyzers that perform diagnostic testing for, among other things, special proteins, drugs of abuse, therapeutic drug monitoring and electrolytes. Vital Scientific markets its products under the "Vitalab" trade name and under strategic original equipment manufacturer agreements with major diagnostic companies, such as Behring Diagnostics. Vital Scientific’s products include:

  the Vitalab Selectra-XL, a 360 tests per hour random-access, "walk-away" clinical chemistry analyzer offering a wide range of testing including clinical chemistry, special proteins, drugs of abuse, therapeutic drug monitoring and electrolytes;
  the Vitalab Selectra E, Selectra II and Vitalab Flexor, each of which is a "walk-away" 180 tests per hour clinical chemistry analyzer, capable of performing over 70 different diagnostic tests using reagents from almost all manufacturers;
  the Vitalab Viva and V-Twin, dedicated systems that were designed for therapeutic drug monitoring and for the detection of drugs of abuse and specifically for use with the Dade Behring Emit line of diagnostic assays for therapeutic drug monitoring and drugs of abuse. The systems are exclusively marketed worldwide by Dade Behring.
  the HY-TEC 288, a fully automated enzyme immunoassay system with a reagent system that permits the testing of 8 autoimmune tests and 900 allergens that was developed and is manufactured for Hycor Biomedical, Inc. of Garden Grove, California; and
  the Vitalab 300, a semi-automated clinical chemistry analyzer that permits a full range of testing including endpoints, kinetic and bichromatic measurements.

Vital Scientific markets its product line through a direct dealer network in Europe, the United States, the Far East, Latin America, Eastern Europe, and China. Currently, Vital Scientific has distribution agreements with:

  Spinreact SA of Sant Esteve d'en Bas, Spain to distribute on an original equipment manufacturer basis certain instrumentation products in Spain, Europe, Africa, and certain Spanish speaking countries of Latin America; and
  AMP Medizintechnik Handels GmbH of Graz, Austria to distribute Vital Scientific instruments in certain Eastern European countries, including Poland and the Balkan States.

NovaChem

NovaChem BV is another Dutch subsidiary of Novitron that develops and markets process monitors with applications in petrochemical and pharmaceutical production and in environmental monitoring. NovaChem has developed and markets the IPM-Mark II Process Analyzer, a solid-state instrument that employs fiber-optic and diode-array spectroscopic technology and was specifically designed for the on-line and continuous process monitoring of gases and liquids.

Using the IPM-Mark II, NovaChem has developed a series of applications that include: the monitoring of Claus Plant sulfur recovery; color analysis of petroleum products; and the measurement of sulfur dioxide, oxides of nitrogen, and ammonia in stack emissions. The technology has also been proven effective in controlling ethylene glycol manufacture and in monitoring the production of pharmaceuticals. NovaChem’s products are production engineered and manufactured by Vital Scientific. Vital Scientific and NovaChem cooperate in research and development.

Vital Diagnostics

Vital Diagnostic Pty. Ltd., Novitron’s Australian subsidiary, distributes diagnostic instruments and assays in the South Pacific. Vital Diagnostics currently represents the following companies:

  Hycor Biomedical in the distribution of urinalysis systems and consumables;
  Axis-Shield in the distribution of density gradient media;
  R&R Mechatronics in the distribution of ESR analyzers;
  Vital Scientific in the distribution of clinical chemistry analyzers;
  ABX Hemotologie in the distribution of cell counters and related reagents;
  Psiron Ltd. in the distribution of tumor markers and autoimmune assays;
  Eurospital in the distribution of coeliac disease diagnostics;
  Diagnostic Grifols in the distribution of ELISA processors;
  Zeus Scientific in the distribution of ELISA reagents;
  DSLabs in the distribution of ELISA Reagents; and
  Medicult in the distribution of ART products.

Spectran Holdings (now known as Landmark Scientific, Inc.)

Spectran Holdings is a Delaware corporation and is wholly owned by Novitron. Spectran Holdings was formed on February 24, 2000, and was utilized to effect the Landmark merger and conducts the business formerly conducted by Old Landmark. At the time of the Landmark merger, Spectran Holdings changed its name to Landmark Scientific, Inc. Its mailing address, principal executive office and telephone number are Two Thurber Boulevard, Smithfield, Rhode Island 02917, (401) 233-6400.

Clinical Data Inc.

Our wholly owned subsidiary Clinical Data Inc. was formed on October 8, 2002 solely to effect the GPSI merger and the Elan Diagnostics acquisition. GPSI was merged into Clinical Data Inc. Clinical Data Inc. conducts the businesses formerly conducted by GPSI and and with the acquired assets of Elan Diagnostics. Clinical Data Inc. has relocated its headquarters to the Rhode Island facilities acquired from Elan Diagnostics. If our stockholders approve the proposal to amend our Certificate of Incorporation to change our name to Clinical Data, Inc., then Clinical Data Inc. will change its name to Clinical Data Sales & Service Inc. Its mailing address, principal executive offices and telephone number are Two Thurber Boulevard, Smithfield, Rhode Island 02917, (401) 233-6400.

GPS provides physician office laboratory management and consulting services to improve quality of care, increase operating efficiencies, and enhance revenue opportunities for physician practices. As a result of the GPSI merger, Clinical Data Inc. also owns and operates moderately complex reference laboratories, provides sales and support services for Landmark instruments, sells laboratory reagents and supplies, and refurbishes, sells and maintains laboratory equipment.

As of March 31, 2003, Novitron and its subsidiaries had 93 full-time, part-time and contract employees. Vital Scientific employs 80 of these employees, NovaChem 1, Vital Diagnostics 11 and Novitron 1. Following the GPSI merger, Landmark merger and Elan Diagnostics acquisition, the combined company has 222 full-time, part-time and contract employees.

Description of Properties

The Company leases approximately 800 square feet of office space in Newton, Massachusetts, under a lease expiring in July 2004.

Vital Scientific leases approximately 35,000 square feet in Dieren, The Netherlands. The facility is leased until 2008 with renewal and expansion options.

Vital Diagnostics occupies approximately 3,000 square feet of office and warehousing space in Castle Hill, New South Wales, under a lease expiring in December 2003.

Clinical Data Inc. occupies (a) approximately 30,000 square feet of office and warehousing space in Smithfield, Rhode Island, under a lease expiring June 30, 2007; (b) approximately 33,000 square feet of office and warehousing space in Brea, California, under a lease expiring May 31, 2010; and (c) approximately 5,000 square feet of office space in Greensboro, North Carolina, under a lease expiring December 31, 2003. Clinical Data Inc. also leases laboratory and office space in Columbia, South Carolina, and Charlotte, North Carolina, for reference laboratories.

The Company believes its current facilities are adequate for its planned needs in the near future.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Novitron as of March 31, 2003

Critical Accounting Policies and Estimates

The preparation of consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, Novitron evaluates its estimates, including those related to uncollectible accounts, inventories, product warranty, income taxes, and contingencies and litigation. Novitron bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Novitron believes the following critical accounting policies affect its more significant judgments and estimates used in preparation of its consolidated financial statements.

Novitron's product sales are recorded at the time when persuasive evidence of an arrangement exists, delivery has occurred, the price to the buyer is fixed or determinable and collectibility is reasonably assured. A provision for the estimated cost of product warranties is made at the time the related revenue is recognized. Historically, product warranties have not been significant. Future changes in warranty costs could increase or decrease our profitability. Because the majority of Novitron’s sales relate to specific manufactured products with little or no customization, Novitron has not experienced any significant changes in estimates related to revenue recognition. As discussed below, Novitron will be required to adopt EITF 00-21 effective July 1, 2003 and continues to assess the potential impact that this standard may have on established revenue recognition policies.

Novitron values inventory at the lower of the actual cost to purchase and/or manufacture the inventory or the current estimated market value of the inventory. Inventory quantities on hand are regularly reviewed, and where necessary, provisions for excess and obsolete inventory are recorded based primarily on our estimated forecast of product demand for the next twelve months. A significant increase in the demand for our products could result in a short-term increase in the cost of inventory purchases while a significant decrease in demand could result in an increase in the amount of excess inventory quantities on hand requiring additional inventory write-downs. Novitron has not, in recent history, experienced any significant write-downs in inventory.

Novitron maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. These estimated allowances are periodically reviewed, analyzing the customers' payment history and information known to us regarding customers' credit worthiness. If the financial condition of Novitron's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Novitron has not, in recent history, experienced any significant uncollectible accounts.

Because Novitron’s operations in the United States have not been profitable and the realization of any benefit from these losses was not deemed likely, no tax benefits have been recorded in respect of U.S. operating losses. As of March 31, 2003, the total U.S. net operating loss carryforwards totaled approximately $4.6 million. If Novitron were to implement tax planning strategies or obtain sources of domestic taxable income, Novitron may be able to realize these tax benefits. If and when the likelihood of the realization of such tax benefits becomes more likely than not, the valuation allowance that has been provided against these assets will be released, resulting in a tax benefit to the recorded tax provision.

Liquidity and Capital Resources

Novitron has cash and cash equivalents of approximately $0.8 million and working capital of approximately $3.3 million at March 31, 2003. Novitron used approximately $66,000 of cash in operations during the fiscal year ended March 31, 2003. The net cash flows from operations were primarily from net income and non-cash expenses offset by working capital uses (primarily the increase in accounts receivable and inventory levels). During fiscal 2003, approximately $1,269,000 was used in investing activities chiefly for the purchase of fixed assets, the payment of software development costs that have been capitalized and costs associated with the recently completed acquisitions. Approximately $2,000 was provided by financing activities, with $70,000 being provided by the proceeds from debt and $28,000 from the exercise of stock options offset primarily by $70,000 from the payment of cash dividends and $14,000 of treasury stock purchases.

In April 1998, Novitron entered into a relationship with ABN AMRO, a major Dutch bank and the parent company of LaSalle, which provides for a €1,815,000 (approximately $1,976,000) line of credit. The line of credit bears interest at 1.25% above the base rate as reported by the Netherlands Central Bank with a minimum base rate of 3.75%. At March 31, 2003, the base rate was 3.5%, therefore the cost to borrow under this line of credit would be 5.0%. Outstanding principal is secured by Vital Scientific trade receivables and inventory. The line of credit requires Novitron to comply with certain financial covenants. As of March 31, 2003, Novitron was in compliance with such covenants, and there was no principal outstanding.

In March 2003, Novitron entered into a line of credit agreement with LaSalle which provides for revolving availability for up to $10,000,000. The line of credit bears interest at the rate of either one quarter of one percent in excess of prime or 300 basis points above the LIBOR rate. No principal was outstanding at March 31, 2003. The Loan Agreement has an original term of three years and automatically renews from year to year if neither LaSalle nor the Borrowers terminate the Loan Agreement. Trade receivables and inventory of Clinical Data and BCC are provided as collateral for this facility. The facility was obtained in connection with the acquisitions described in this proxy statement. Approximately $5,500,000 was drawn on the credit facility to fund the business combinations in April 2003. Novitron's sources of cash include cash balances and the aforementioned lines of credit. Novitron believes that available funds will provide it with sufficient liquidity for the next 12 months.

The preferred stock issued in connection with the GPSI and Landmark mergers has an annual 10% dividend, first payable on July 1, 2004. In the event Novitron does not receive stockholder approval to convert the preferred stock or Novitron receives the approval of the stockholders but is unable to register the common stock, then Novitron could be required to pay a preferred stock dividend of up to approximately $1.4 million on July 1, 2004.

A significant portion of Novitron’s balance sheet is denominated in Euros, the functional currency of Vital Scientific, and a minor portion of our balance sheet is denominated in Australian dollars. The effect of translation of these local currencies into U.S. dollars for reporting purposes is reflected as a separate component of stockholders' equity in the balance sheets. The gains or losses from foreign currency transactions are included in other income (expense) and have not been material to the financial statements. The Euro strengthened against the U.S. dollar by 12.5% during fiscal year 2003 and weakened against the U.S. dollar by 2.6% during fiscal year 2002 from the respective prior fiscal year closing rates. The translation of Novitron’s results of operations from the Euro to the U.S. dollar has been significantly impacted by the changes in these foreign exchange rates.

Novitron periodically enters into foreign exchange forward contracts to reduce the exposure to currency fluctuations on customer accounts receivable denominated in foreign currency. The objective of these contracts is to minimize the impact of foreign currency exchange rate fluctuations on operating results. Derivative financial instruments are not used for speculative or trading purposes. There were no foreign exchange forward contracts outstanding at March 31, 2003. Gains and losses related to these instruments for fiscal years 2003 and 2002 were not significant. Novitron does not anticipate any material adverse effect on our consolidated financial position, results of operations, or cash flows resulting from the use of these instruments. However, there can be no assurance that these strategies will be effective or that transaction losses can be minimized or forecasted accurately.

Contractual Commitments and Commercial Obligations

Novitron leases facilities, vehicles and computer equipment principally under operating leases. Future minimum lease payments under these operating leases as of March 31, 2003 are approximately as follows:

Year Ending March 31,	Amount
2004	$ 426,000
2005	417,000
2006	374,000
2007	349,000
2008	289,000
$1,855,000

Novitron has entered into a credit financing arrangement with a Netherlands governmental agency in connection with the development of a new product. The grant is to be repaid as a percentage (13.6%) of the product's gross revenues as long as the product is a commercial success. Novitron began to ship this product during fiscal year 1998, evidencing its commercial success. Novitron has accrued a total of $444,000 related to these development credits which are expected to be repaid over the next 5 years from a percentage of the revenue derived from the sale of these products. There is no obligation to repay any remaining amounts after 2008. Novitron has approximately $53,000 of outstanding principal on certain notes payable due through 2007.

Results of Operations

The following discussion of our financial condition and results of operation should be read in conjunction with our financial statements and the notes thereto. In addition to the historical information presented, there are forward-looking statements contained in this discussion and in other parts of this report. Such statements involve risks and uncertainties including, but not limited to, competitive, governmental, economic and technological factors that may affect Novitron’s operations, products, markets and services. Our actual results could be materially different from those statements anticipated by such forward-looking statements.

Our business will be affected by the three acquisitions completed on April 29, 2003. Our traditional business was multinational, focusing on scientific instrumentation used in medical, veterinary and analytical laboratories and in process monitoring. We wanted to add the capability to serve a growing market of small and medium-sized medical laboratories in the United States and around the world. We believe the acquisitions of GPSI, Landmark and substantially all the assets of Elan Diagnostics will enable Novitron to offer a full range of products and services to this market. Our company can now provide equipment and reagents in addition to laboratory management and consulting services to create a complete solution for our customers.

To acquire this significant component of our business, we have financed the transactions by using newly-created convertible, non-voting preferred stock, which upon stockholder approval, may be converted into common stock at a 10-for-1 ratio; and by cash which was, in part, provided under the $10.0 million line of credit referred to above.

Novitron has hired Audrey Ho as Senior Vice President and Chief Operating Officer, Mark Shooman as Senior Vice President and Chief Financial Officer, Vincent Maietta as Vice President of Manufacturing/Logistics and Caesar Belbel as Vice President and General Counsel to augment the existing senior management team. In her new position, Ms. Ho oversees Sales and Marketing and the Customer and Technical Services functions. Mr. Shooman has the responsibility for the U.S. and international financial and business management and investor relations of Novitron. Mr. Maietta is responsible for Novitron’s instrument manufacturing and diagnostic assay production facilities. Mr. Belbel is responsible for all of Novitron’s and its subsidiaries’ legal and regulatory affairs.

The following discussion of operating results is of our historical business.

Fiscal Year Ended March 31, 2003 Compared to Fiscal Year Ended March 31, 2002

The following table presents our operating results for the years ended March 31, 2003 and 2002:

	2003	2002
REVENUES	$ 15,869,730	$ 13,323,708
COST OF REVENUES	10,928,958	8,936,257
Gross profit	4,940,772	4,387,451
OPERATING EXPENSES:
Sales and marketing	1,617,934	1,362,133
Research and development	1,073,818	1,292,234
General and administrative	1,861,685	1,415,934
Total operating expenses	4,553,437	4,070,301
Income from operations	387,335	317,150
Interest expense	(30,838)	(16,773)
Interest income	49,259	60,879
Other income (expense), net	(33,220)	48,468
Income before provision for income taxes and minority interest	372,536	409,724
Provision for income taxes	(243,000)	(141,000)
Minority interest	(13,858)	(10,690)
Net income	$ 115,678	$ 258,034

Consolidated revenues for fiscal year 2003 increased from $13,324,000 to $15,870,000 or 19.1% when compared to fiscal year 2002.

Before foreign currency effects, sales at Vital Scientific increased by €733,346 ($728,726) or 6.0% for the year and at Vital Diagnostics the increase was A$948,556 ($536,593) or 23.3%. Sales at Vital Scientific increased from the introduction of new products and improved pricing. The increase at Vital Diagnostics came primarily from the addition of the exclusive distributorship of the bioMerieux haemostasis product line to Vital Diagnostics’ roster of products. The gross margin as a percentage of revenues declined from 32.9% in fiscal 2002 to 31.1% in fiscal 2003. The decrease is principally due from the 12.5% strengthening of the Euro against the US dollar negatively impacted the prices of those inventory items which were purchased from suppliers whose invoices were denominated in US dollars.

Sales and marketing expenses increased from $1,362,000 to $1,618,000 or 18.8% as compared to fiscal 2002. Before foreign currency effects, sales and marketing expenses increased by €86,000 ($85,000) or 5.6% which is commensurate with the percentage increase in sales. The remaining increase is chiefly the effect of the strengthening of the Euro against the US dollar.

Research and development costs decreased from $1,292,000 in fiscal 2002 to $1,074,000 in fiscal 2003 or 16.9%. The decrease is attributable to a continuing trend to use lower cost providers in the research process.

During fiscal years 2003 and 2002, certain software development costs, totaling $287,000 and $170,000, respectively, were capitalized in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the cost of Computer Software to be Sold, Leased or Otherwise Marketed." These capitalized costs are amortized over a period not to exceed 5 years, commencing when the product is commercially released. Amortization of these costs is included in cost of revenues and totaled $154,000 and $152,000 for fiscal years 2003 and 2002, respectively.

General and administrative expense increased in the current fiscal year from $1,416,000 to $1,862,000 or 31.5%. Approximately $192,000 of the increase is the effect of the strengthening of the Euro against the US dollar. There was an increase of $70,000 in general and administrative fees for professional fees pertaining to additional work related to the April 29, 2003 acquisitions which did not meet the standards for capitalization and audit related fees. The remainder is commensurate with the increase in the required support functions for the increase in sales.

Interest income decreased by $11,600 from the prior year while interest expense increased by $14,000. This reflects the new debt acquired during the year as well as the reduced cash balances available for investment.

Other income and expense of ($33,200) in fiscal 2003 is principally due to the loss on foreign currency transactions. In fiscal 2002, a loss on foreign currency transactions of $45,000 was offset by $80,000 of income recognized from the termination agreement between AVL Medical Instruments AG and Novitron’s subsidiary, Vital Scientific.

The provision for income tax increased from $141,000 in fiscal 2002 to $243,000 in fiscal 2003. The effective rate was 34% in 2002 as compared to 65% in 2003. The rate in fiscal year 2002 reflects the use of a foreign net operating loss carryforward and lower statutory rates. Although the Australian and Dutch tax rates are 30% and 34.5%, respectively, Novitron’s provision for income taxes was negatively impacted by the taxation of foreign dividends (received to partly finance the acquisitions) as Subpart F income. It is anticipated in the future that the effective tax rates will return to more historical levels.

Recently Issued Accounting Standards

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation – Transition and Disclosure, an amendment of FASB Statement No. 123", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. Management has determined that it will continue to account for stock-based compensation to employees under the provisions of APB No. 25 and it will make all disclosures in its financial reports. The amendments to SFAS No. 148 are effective for Novitron in the financial statements for fiscal years ended March 31, 2003. The disclosure requirements of SFAS No. 148 were implemented by Novitron in the consolidated financial statements for the year ended March 31, 2003, included in the Annual Report on Form 10-KSB. The interim disclosure requirements will be adopted by Novitron in the first quarter of fiscal 2004.

SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," was issued in April 2003 and amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 provides greater clarification of the characteristics of a derivative instrument so that contracts with similar characteristics will be accounted for consistently. In general, SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. As Novitron does not currently have any derivative financial instruments, the adoption of SFAS No. 149 is not expected to have any impact on Novitron’s consolidated financial statements.

In November 2002, the Emerging Issues Task Force reached a consensus opinion on EITF 00-21, "Revenue Arrangements with Multiple Deliverables." The consensus provides that revenue arrangements with multiple deliverables should be divided into separate units of accounting if certain criteria are met. The consideration for the arrangement should be allocated to the separate units of accounting based on their relative fair values, with different provisions if the fair value of all deliverables are not known of, or if the fair value is contingent on delivery of specified items or performance conditions. Applicable revenue recognition criteria should be considered separately for each separate unit of accounting. EITF 00-21 is effective for Novitron for revenue arrangements entered into after July 1, 2003. Entities may elect to report the change as a cumulative effect adjustment in accordance with APB Opinion 20, "Accounting Changes". Novitron has not yet determined whether the adoption of this standard will have a material impact on Novitron’s financial position or results of operations.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

On June 26, 2002, the Company dismissed Arthur Andersen LLP as its independent auditors, an action approved by the Board of Directors. The audit opinion for the fiscal year ended March 31, 2001 did not contain either an adverse opinion or a disclaimer nor was the opinion modified. There were no disagreements with Arthur Andersen LLP. Deloitte & Touche Accountants (Rotterdam) was subsequently engaged as the Company's independent auditors effective for the audit of the fiscal year ended March 31, 2002. Deloitte & Touche LLP (Boston) was subsequently engaged as the Company’s independent auditors for the audit of the fiscal year ended March 31, 2003.

Landmark

All information contained in this proxy statement concerning Old Landmark prior to the Landmark merger has been supplied by Landmark and has not been independently verified by Novitron.

Prior to the consummation of the Landmark merger, Old Landmark was a privately owned Delaware corporation headquartered in Greensboro, North Carolina. After consummation of the Landmark merger, Landmark is our wholly owned subsidiary that develops, manufactures, markets and distributes laboratory instrumentation, reagents and supplies, including clinical chemistry systems. Landmark’s products include the AGII Clinical Chemistry System, which has been approved by the U.S. Food and Drug Administration although it is manufactured in England and marketed primarily outside the U.S. At the time of the Landmark merger, Old Landmark had no employees, and it currently has no employees. Prior to the consummation of the Landmark merger, the mailing address, principal executive office and telephone number of Landmark were 1902 Downey Street, Radford, Virginia 24141, (540) 633-7900.

GPSI

All information contained in this proxy statement concerning GPSI prior to the GPSI Merger, has been supplied by GPSI and has not been independently verified by Novitron.

Prior to the consummation of the GPSI merger, GPSI was a privately owned Delaware corporation based in Greensboro, North Carolina. After consummation of the GPSI merger, GPS is a division of Clinical Data Inc., our wholly owned subsidiary, that provides physician laboratory management services to approximately 40 physician office laboratories in the United States. GPSI provides management services to 30 of these laboratories under annual renewable contracts. At the time of the GPSI merger, GPSI had 1employee, and GPSI's wholly owned subsidiary, BioClinical concepts, Inc. had 33 employees. Prior to the consummation of the GPSI merger, the mailing address, principal executive office and telephone number of GPSI were 1902 Downey Street, Radford, Virginia 24141, (540) 633-7900.

Elan Diagnostics

Elan Diagnostics is a wholly owned subsidiary of Elan Pharmaceuticals, Inc. Shares of the common stock of Elan Corporation, plc (the ultimate parent company of Elan Pharmaceuticals) trade on the New York Stock Exchange. After Clinical Data Inc.’s acquisition of certain of Elan Diagnostics’ assets and liabilities, Novitron has continued to utilize the acquired assets as they were used by Elan Diagnostics, to sell private labeled blood chemistry instruments and reagent assays primarily to the small- to medium-sized physician office laboratory market, to manufacture FDA-approved diagnostic assays and consumables, to provide technical support for all of its products and to offer laboratory information software systems for efficient management control of smaller laboratories. Novitron sells the acquired products predominantly through a network of national, regional and local distributors supported by an internal sales force of approximately 15 field sales representatives. At the time of the Elan Diagnostics acquisition, Elan Diagnostics had approximately 102 full-time employees, all of whom were retained following the transaction. Prior to the consummation of the Elan Diagnostics acquisition, the mailing address, principal executive office and telephone number of Elan Diagnostics were Two Thurber Boulevard, Smithfield, Rhode Island 02917, (401) 233-6400.

LANDMARK MERGER

Past Contacts, Transactions or Negotiations

We were established in 1972 as Clinical Data, Inc. to offer ambulatory diagnostic physiological monitoring for clinical and research applications. In April 1994, we changed our name from Clinical Data, Inc. to Novitron International, Inc.

Historically, Novitron has conducted a substantial part of its operations through three subsidiary companies: Vital Scientific NV, NovaChem BV and Vital Diagnostics Pty. Ltd. In 1984, we acquired a 33% equity interest in Vital Scientific NV, a Dutch company engaged in the business of designing and manufacturing scientific and clinical laboratory instrumentation marketed worldwide through distributors and strategic partnerships. From 1985 to 1991, we increased our equity position in Vital Scientific to 94% and in October 1997, Vital Scientific became a wholly owned subsidiary. In June 1992, we invested in NovaChem BV, a Dutch company formed to develop and market monitors with applications in petrochemical and pharmaceutical production and environmental monitoring. In March 1995, NovaChem became a wholly owned subsidiary of Novitron. In July 1992, we established Clinical Data (Australia) Pty. Ltd. to distribute diagnostic instruments and assays in Australia and elsewhere in the South Pacific. We sold a 7.5% equity stake in this subsidiary to one of our officers in 2000. In December 2000, we changed the name of Clinical Data (Australia) Pty. Ltd. to Vital Diagnostics Pty. Ltd.

Commencing on October 7, 1999 and continuing through the fourth quarter of 1999, Randal J. Kirk and GPSI, a Delaware corporation controlled by Mr. Kirk, purchased an aggregate of 371,233 shares of Novitron’s common stock for an aggregate purchase price of $1,053,457. Mr. Kirk and GPSI obtained such shares through a combination of open-market purchases on the Nasdaq and a privately negotiated purchase between GPSI and Albert Investment Strategies, Inc., an unaffiliated third party. Between January 1, 2000 and January 3, 2002, Mr. Kirk and his affiliates, including Kirkfield, L.L.C., a Virginia limited liability company ("Kirkfield"), RJK, L.L.C., a Virginia limited liability company ("RJK"), Zhong Mei, L.L.C., a Virginia limited liability company ("Zhong Mei"), and New River Management II, LP, a Virginia limited partnership ("New River") purchased additional shares of Novitron’s common stock on the open market or through private transactions with one another, such that as of April 28, 2003, the date immediately prior to the Landmark merger and the GPSI merger, Mr. Kirk, Kirkfield, RJK, Zhong Mei and New River owned an aggregate of 735,977 shares of Novitron’s common stock or approximately 39.2% of our issued and outstanding common stock after taking into account our five-for-four common stock split declared on September 10, 2002, for holders of record of Novitron’s common stock as of August 26, 2002. As of January 31, 2001, GPSI no longer owned any shares of Novitron’s common stock.

Immediately prior to the Landmark merger and the GPSI merger, Mr. Kirk, Kirkfield, RJK, Zhong Mei and Third Security Staff 2001 LLC, a Virginia limited liability company ("Staff LLC") owned approximately 74.5% of the issued and outstanding shares of common stock of Old Landmark, and Mr. Kirk and Kirkfield, RJK, Zhong Mei, New River and Staff LLC (collectively, the "Affiliates"), owned approximately 82.8% of the issued and outstanding shares of common stock of GPSI, on an as-converted basis. In addition, Mr. Kirk was the Chairman of the Board of each of Landmark and GPSI. Following the Landmark Merger and the GPSI Merger, Mr. Kirk continues to serve on the Board of Directors of each of the surviving corporations.

GPSI, now merged with and into Clinical Data Inc., is a U.S. provider of physician office laboratory management and consulting services. GPS, as now merged into Clinical Data Inc., designs, implements and manages laboratories to improve quality of care, increase operating efficiencies, and enhance revenue opportunities for physician practices. Clinical Data Inc. also owns and operates moderately complex reference laboratories, provides sales and support services to Landmark, sells laboratory reagents and supplies, and refurbishes, sells and maintains laboratory equipment. Old Landmark was a laboratory equipment distribution company, which is now merged with and into our subsidiary, Spectran Holdings.

In July 2001, Dr. Stein began telephonic and e-mail discussions with Mr. Kirk concerning our potential acquisition of Old Landmark. Based on these preliminary conversations, on July 18, 2001, Mr. Kirk forwarded due diligence materials concerning Old Landmark for Dr. Stein to review.

In August 2001, Dr. Stein and Mr. Kirk met in Chicago, Illinois to discuss our potential acquisition of Old Landmark. Mr. Kirk and Dr. Stein believed that by combining the two companies:

  the combined company would reduce the need that each component company previously had to outsource to third parties, thereby generating substantial cost savings;
  the combined company would penetrate target markets more deeply through a combined and expanded product offering;
  we would be able to leverage Old Landmark’s contacts in the Far East to further expand our sales in that region; and
  Old Landmark had strong cash flow that would assist our other operations.

Between August 2001 and October 22, 2001, Dr. Stein and Mr. Kirk continued to discuss telephonically and by e-mail our potential acquisition of Old Landmark. On October 22, 2001, Dr. Stein met with Mr. Kirk in Radford, Virginia to discuss our potential acquisition of Old Landmark.

Between October 22, 2001 and December 12, 2001, Dr. Stein, Arthur B. Malman, one of our directors and a named partner in the law firm of Malman & Goldman, LLP, Mr. Kirk, and Dixon D. Low and Marcus E. Smith, managing directors of Third Security, LLC, ("Third Security") continued to discuss our potential acquisition of Old Landmark. During this time, Old Landmark engaged Third Security, LLC, a financial advisory firm controlled by Mr. Kirk, to assist in negotiating with us on behalf of Old Landmark. Malman & Goldman served as our legal counsel to assist in negotiating the terms of any transaction between Old Landmark and us.

On December 12, 2001, Dr. Stein delivered to Old Landmark a memorandum of understanding, contemplating our potential purchase of Old Landmark, to serve as the basis for negotiations between the parties to be held the following day.

On December 13, 2001, Dr. Stein and Mr. Malman met with Messrs. Kirk and Smith. During this meeting, the parties discussed a potential transaction between Old Landmark and us although the parties did not reach agreement on the terms of such a potential transaction.

In January 2002, Old Landmark engaged Hunton & Williams to serve as Old Landmark’s legal advisor to assist Old Landmark with drafting an agreement and plan of merger to effect our acquisition of Old Landmark and to otherwise assist Old Landmark in evaluating the legal issues presented with respect to completing a transaction with us. Hunton & Williams also assisted Old Landmark in negotiating the transaction with us. Hunton & Williams was retained by Old Landmark due to its familiarity with the parties and its expertise and reputation in mergers and acquisitions and as securities law counsel.

On January 24, 2002, Hunton & Williams distributed to Dr. Stein, Malman & Goldman, Mr. Kirk, Old Landmark and Third Security an initial draft of an agreement and plan of merger to effect our acquisition of Old Landmark.

Between January 24, 2002, and July 10, 2002, the parties continued to negotiate the terms of a transaction between Old Landmark and us. During this period, Hunton & Williams, Mr. Kirk, Old Landmark and Third Security held a number of preliminary telephonic discussions with Mr. Malman and Dr. Stein concerning the timing and other legal issues of a potential transaction between Old Landmark and us. During these telephonic conference calls, the parties continued to discuss and negotiate the terms and conditions of the proposed merger to be set forth in the agreement and plan of merger. During this time, our representatives and representatives of Old Landmark began conducting financial, legal and business due diligence on each other. Additionally, Mr. Kirk and Dr. Stein met numerous times, both telephonically and in person, to discuss the terms of the proposed merger.

In April 2002, Audrey Ho, Chief Executive Officer of Old Landmark and President of GPSI, approached Elan Pharmaceuticals to express an interest in purchasing the assets of Elan Diagnostics, the wholly owned subsidiary of Elan Pharmaceuticals. On April 15, 2002, Old Landmark signed a confidentiality agreement with elan diagnostics, designating Novitron, BioClinical Concepts, and Third security, LLC as representatives of Old Landmark under the confidentiality agreement. In May, 2002, representatives of Elan Pharmaceuticals contacted Ms. Ho to confirm their interest in exploring a transaction.

Commencing in June and continuing through October 2002, Dr. Stein and Mr. Kirk also began discussing our potential acquisition of GPSI, as well as Old Landmark. Dr. Stein and Mr. Kirk engaged in numerous telephonic discussions regarding the merits and terms of our potential acquisition of GPSI. Dr. Stein and Mr. Kirk believed that by combining GPSI with our existing business:

  we would have the opportunity to establish ourselves as a fully integrated, total solution provider to the physician office laboratory market;
  domestically, the combined company would significantly differentiate itself from competing vendors by offering laboratories "total system support" including equipment, reagents, and lab management consulting; and
  the combined company could maximize gross margins and customer satisfaction by supplying all products and services necessary for the creation and operation of a physician office laboratory through in-house sales, service, and management operations.

GPSI thereafter engaged Hunton & Williams to serve as GPSI’s legal advisor to assist GPSI in a possible transaction with us. Hunton & Williams was retained by GPSI due to its familiarity with the parties and its expertise and reputation in mergers and acquisitions and as securities law counsel.

In June 2002, Mr. Kirk, Dr. Stein and Ms. Ho met with representatives of Elan Pharmaceuticals to discuss the potential acquisition of certain assets of Elan Diagnostics used in the business of producing chemical reagents and selling clinical chemistry instruments and reagents to physician office laboratories (or "POLs") in the United States and other countries. At that meeting, Mr. Kirk, Dr. Stein and Ms. Ho explained to Elan Pharmaceuticals that they considered the potential acquisition of assets from Elan Diagnostics to be a "corporate opportunity" of GPSI, rather than of Old Landmark.

On June 18, 2002, Elan Diagnostics provided an information memorandum to Ms. Ho requesting bids by potential acquirers. We agreed that Elan Diagnostics would ultimately remain a GPSI opportunity but that we would lead the acquisition effort. On June 13, 2002, we sent Elan Diagnostics a non-binding bid to purchase the diagnostics business conducted by Elan Diagnostics. We agreed with GPSI that Hunton & Williams would serve as GPSI’s legal counsel in the potential Elan Diagnostics transaction due to Hunton & Williams’ familiarity with the parties and in order to ensure that GPSI’s legal rights as to its corporate opportunity were protected. In connection with this engagement, Novitron and Old Landmark agreed to waive any potential conflicts for Hunton & Williams.

On July 8, 2002, our Board of Directors engaged Davenport & Company LLC ("Davenport"), to provide a fairness opinion in connection with the proposed merger between Old Landmark and us. Davenport is a Richmond, Virginia based financial services firm with expertise in providing valuations, fairness opinions and acquisition advisory services to public and private middle market and emerging growth companies. Between June and July 2002, we negotiated with Davenport regarding the terms of Davenport’s engagement. We agreed that the criteria for selection of an independent financial advisor to deliver a fairness opinion should include:

  the advisor’s expertise and experience in our industry;
  the reputation of the advisor;
  the ability of the advisor to meet our requirements and timelines;
  consideration of conflicts of interest; and
  sensitivity to the fee charged, given the value of any potential transaction.

Based upon the foregoing criteria, we determined that Davenport was qualified to provide a fairness opinion to us concerning a merger between Old Landmark and us. The Board of Directors also took steps to confirm that Davenport had no conflicts of interest with respect to representing us in any transaction involving any of Old Landmark, Mr. Kirk, his Affiliates or us. Upon being engaged, Davenport undertook a due diligence review of Old Landmark and us.

On July 10, 2002, Hunton & Williams distributed a revised draft of the Old Landmark agreement and plan of merger to Dr. Stein, Malman & Goldman, Old Landmark and Third Security.

Between July 10, 2002, and August 12, 2002, the parties continued to negotiate the terms and conditions of our acquisition of Old Landmark. In addition, each party continued to conduct due diligence of the other party. During this period, multiple conference calls to discuss and negotiate the terms of the transaction were held among Dr. Stein, Mr. Kirk, Old Landmark, Third Security, Malman & Goldman and Hunton & Williams. Hunton & Williams continued to distribute revised drafts of the Landmark agreement and plan of merger among the parties.

On August 12, 2002, each of our Board of Directors and the board of directors of Spectran Holdings, our wholly owned subsidiary, adopted resolutions at a duly held Meeting of each board of directors, approving an agreement and plan of merger, in substantially the form presented to the Board of Directors, by and among Old Landmark, Spectran, Mr. Kirk, as stockholders’ representative, and us (the "Original Landmark merger agreement"), and the transactions contemplated thereby. In addition, Davenport delivered a written opinion to our Board of Directors stating that our acquisition of Old Landmark in exchange for the merger consideration to be paid by us to the Old Landmark stockholders was fair, from a financial point of view, to our stockholders (other than Mr. Kirk and his Affiliates) and us.

On August 21, 2002, Novitron, Old Landmark, Spectran and Mr. Kirk executed the Original Landmark merger agreement pursuant to which Old Landmark would merge with Spectran. In addition, Novitron and Old Landmark executed and delivered a Confidentiality Agreement with respect to the proposed transaction between the parties. At such time, Mr. Kirk and his Affiliates owned 588,783 shares of Novitron’s common stock, representing approximately 39.5% of our issued and outstanding shares of common stock on such date. Of the 588,783 shares owned on such date, Mr. Kirk directly owned 423,469 shares, and Kirkfield, RJK and Zhong Mei directly owned 56,230, 99,801 and 9,283 shares, respectively. Also on August 21, 2002, we issued a press release announcing that we had executed the Original Landmark merger agreement.

During September and October 2002, Dr. Stein, Mr. Malman, Mr. Kirk, Hunton & Williams and Third Security engaged in numerous and frequent telephonic discussions and e-mail exchanges regarding our potential purchase of GPSI and Elan Diagnostics.

On September 17, 2002, we provided a proposed letter of intent to Elan Diagnostics contemplating our purchase of the assets of Elan Diagnostics.

Between September 17, 2002, and September 25, 2002, we held a number of telephonic conference calls and e-mail discussions with Third Security, Mr. Kirk and representatives of Elan Diagnostics to negotiate the terms and conditions of the proposed acquisition of the assets of Elan Diagnostics. In addition, the parties consulted with Hunton & Williams concerning certain legal issues with respect to any such transaction. Additionally, Third Security, on behalf of GPSI, began conducting due diligence on Elan Diagnostics.

On September 23, 2002, Novitron and GPSI executed and delivered a Confidentiality Agreement with respect to our potential acquisition of GPSI.

On September 25, 2002, Mr. Kirk sent a letter to Elan Diagnostics detailing certain terms and conditions of our proposed acquisition of assets from Elan Diagnostics.

On September 27, 2002, we held our annual stockholders’ meeting at which time Mr. Kirk was elected to our Board of Directors.

On October 2, 2002, Cahill Gordon & Reindel, legal counsel for Elan Diagnostics, distributed an initial draft asset purchase agreement, between Elan Diagnostics and us, to Third Security, Hunton & Williams and us. Between October 2, 2002, and October 7, 2002, Third Security continued to conduct due diligence on Elan Diagnostics. On October 7, 2002, Hunton & Williams distributed a revised draft of the asset purchase agreement to Elan Diagnostics, Cahill Gordon, Third Security and us. On October 15, 2002, Cahill Gordon, on behalf of Elan Diagnostics, distributed a revised draft of the asset purchase agreement to Hunton & Williams, Third Security and us. Thereafter, on October 25, 2002, Hunton & Williams, on our behalf, distributed a revised draft of the asset purchase agreement to Elan Diagnostics, Cahill Gordon and Third Security.

On October 10, 2002, Third Security, at the request and on behalf of GPSI, distributed to GPSI, Hunton & Williams, Malman & Goldman and us an initial draft of an agreement and plan of merger pursuant to which we would acquire GPSI. The agreement provided for the merger of a newly-formed wholly owned subsidiary of ours, or Newco, into GPSI with GPSI as the surviving corporation.

In early November 2002, Hunton & Williams, Third Security, Mr. Kirk, Dr. Stein and Malman & Goldman engaged in discussions regarding the timing of our proposed acquisition of GPSI. The parties agreed that, in the interest of time, it would be in the best interests of both GPSI and us to execute a letter of intent with respect to the proposed acquisition. On November 15, 2002, Mr. Kirk and Dr. Stein executed a non-binding letter of intent with respect to our proposed acquisition of GPSI. On that same day, we issued a press release announcing that we had signed the letter of intent to acquire GPSI.

On December 4, 2002, the board of directors of Elan Pharmaceuticals adopted and approved the Elan Diagnostics acquisition agreement, whereby we, or a subsidiary of ours, would purchase the assets of Elan Diagnostics used in the business of selling clinical chemistry instruments and reagents to physician office laboratories in the United States and other countries for a purchase price of $14.6 million. On December 6, 2002, the board of directors of Elan Diagnostics, acting by unanimous written consent in lieu of meeting, adopted and approved the Elan Diagnostics acquisition agreement and the transactions contemplated thereby.

On December 5, 2002, our Board of Directors adopted and approved the Elan Diagnostics acquisition agreement pursuant to which we would purchase the Elan Diagnostics assets for an aggregate purchase price of $14.6 million.

On December 9, 2002, Novitron, Elan Diagnostics and Elan Pharmaceuticals executed and delivered the Elan Diagnostics acquisition agreement. Also on December 9, 2002, Novitron and Elan Pharmaceuticals executed and delivered a side letter addressing confidentiality obligations of the parties with respect to the Elan Diagnostics acquisition agreement and the transactions contemplated thereby.

On December 9, 2002, we issued a press release announcing that we had entered into the Elan Diagnostics acquisition agreement.

On December 19, 2002, we engaged Eckert Seamans Cherin and Mellott, LLC, or Eckert Seamans, a law firm with expertise in mergers, acquisitions, corporate finance and securities law matters, to serve as our securities and corporate legal counsel with respect to the multiple transactions. Anil Khosla, our then corporate secretary and currently a partner at Eckert Seamans, had represented us since we became a public company.

On December 30, 2002, Old Landmark, Mr. Kirk, Spectran and Novitron executed an amendment to the Original Landmark merger agreement which, among other things, extended the termination date from December 31, 2002 to June 30, 2003.

In January, 2003, we expanded the scope of Eckert Seamans’ engagement to encompass the closing of the proposed transactions with Elan Diagnostics, GPSI and Old Landmark.

On January 15, 2003, our Board of Directors engaged Corporate Capital Consultants, Inc. ("CCC"), a financial advisory firm based in New York City with expertise in providing valuations, fairness opinions and mergers and acquisition advisory services, to provide a fairness opinion with respect to the transactions contemplated by the agreement and plan of merger among GPSI, Clinical Data and us. Between December 24, 2002 and January 15, 2003, we negotiated with CCC regarding the terms of CCC’s engagement. We agreed that the criteria for selection of an independent financial advisor to deliver a fairness opinion should include:

  the advisor’s expertise and experience in our industry;
  the reputation of the advisor;
  the ability of the advisor to meet our requirements and timelines;
  consideration of conflicts of interest; and
  sensitivity to the fee charged, given the value of any potential transaction.

Based upon the foregoing criteria, we determined that CCC was qualified to provide a fairness opinion to us concerning a merger between GPSI and us. Our Board of Directors took steps to confirm that CCC had no conflicts of interest with respect to representing us in any transaction involving any of GPSI, Mr. Kirk or us. Upon being engaged, CCC undertook a complete due diligence review of GPSI and us.

On January 31, 2003, Hunton & Williams distributed to Third Security, Old Landmark, Malman & Goldman and us an amended and restated agreement and plan of merger to replace the Original Landmark merger agreement. The proposed amended and restated agreement and plan of merger incorporated certain changes, including:

  providing for the merger of Old Landmark with and into Spectran, with Spectran as the surviving corporation, rather than a merger of Spectran with and into Old Landmark with Old Landmark as the surviving corporation;
  providing for the issuance of a newly created Series A Nonvoting Convertible Preferred Stock by us to Landmark stockholders in the merger, rather than for the issuance of Novitron’s common stock; and
  limiting the parties to the agreement to Old Landmark, Spectran and us and omitting Mr. Kirk, as stockholders’ representative, as a party.

Contemporaneously with the distribution of the Landmark amended and restated agreement and plan of merger, we agreed with GPSI and Third Security to restructure our proposed acquisition of GPSI by effecting a merger of GPSI with and into Newco, with Newco as the surviving corporation, rather than a merger of Newco with and into GPSI with GPSI as the surviving corporation.

On February 10, 2003, we notified Elan Diagnostics in writing that we would, if we closed on the Elan Diagnostics acquisition, assume the Authorized Service Representative Agreement between GE Clinical Services, Inc. and Elan Diagnostics, dated August 1, 2001.

On February 14, 2003, after discussions with in excess of 12 financial institutions regarding our desire to obtain secured financing, Dr. Stein informed LaSalle Business Credit, LLC, a subsidiary of LaSalle Bank, that, subject to approval of terms and conditions of any secured credit facility by our Board of Directors, we would obtain our secured financing from LaSalle Business Credit. Dr. Stein requested that LaSalle Business Credit prepare the necessary loan documents.

During this period of time, it was determined that Newco would be named Clinical Data Inc.

On March 6, 2003, acting upon the recommendations of Eckert Seamans and Hunton & Williams, we engaged Duane Morris LLP as special Delaware legal counsel to assist and counsel us with respect to certain issues arising under Delaware law related to the Landmark and GPSI mergers and the Elan Diagnostics acquisition. The Company retained Duane Morris as special Delaware legal counsel based upon Duane Morris’ reputation as experts in Delaware law.

At the meeting of our Board of Directors held on March 12, 2003, our Board of Directors determined, based upon counsel received from Eckert Seamans, to form a special committee to review and evaluate the merits of the Landmark and GPSI mergers, the Elan Diagnostics acquisition and the secured credit facility with LaSalle Business Credit, and to review, evaluate and negotiate any potential agreements with respect to the foregoing and to report its final recommendations to our full Board of Directors. Our board considered the qualifications of its members to serve on such a special committee. Our board decided that two of its directors, Dr. Stein and Mr. Malman, would function in such capacity because neither director had any relationship with Mr. Kirk or his Affiliates. In order to ensure the independence of the special committee’s review and evaluation, our Board of Directors authorized the special committee to retain and pay for independent counsel of its choosing, to retain and pay for independent financial advisors of its choosing and to determine the desirability and appropriateness of the Landmark merger, the GPSI merger and the Elan Diagnostics acquisition and to make recommendations to the Board of Directors of Novitron on whether to proceed with such transactions. The special committee met immediately after this board meeting and, after consulting with and receiving counsel from Eckert Seamans and Duane Morris, the special committee determined that while the special committee had the ability to hire its own legal counsel and financial advisors, the special committee would continue to be advised by Eckert Seamans, Duane Morris, Davenport and CCC. The special committee determined that each of Eckert Seamans, CCC and Davenport were independent and took steps to confirm that each of Eckert Seamans, CCC and Davenport had no conflicts of interest with respect to representing the special committee and us in any transaction involving any of Old Landmark, GPSI, Mr. Kirk or us.

On March 20, 2003, Hunton & Williams distributed a revised version of the agreement and plan of merger among GPSI, Clinical Data Inc., and us to GPSI, Third Security, Eckert Seamans, Malman & Goldman and us. As the parties had agreed, the agreement and plan of merger among GPSI, Clinical Data Inc. and us contained substantially the same terms and conditions as the proposed amended and restated agreement and plan of merger among Old Landmark, Spectran and us. Between March 20, 2003 and April 7, 2003, we and our representatives negotiated, reviewed and revised the terms of the agreement and plan of merger with GPSI and its representatives.

On March 31, 2003, Novitron, Elan Diagnostics and Elan Pharmaceuticals executed and delivered a side letter amending the Elan Diagnostics acquisition agreement to extend the termination date of the Elan Diagnostics acquisition agreement from April 8, 2003 to May 1, 2003.

On April 7, 2003, Hunton & Williams distributed a revised draft of the GPSI agreement and plan of merger to us, Malman & Goldman and Third Security.

On April 8, 2003, the board of directors of Clinical Data Inc., acting by unanimous written consent in lieu of a meeting, adopted and approved a Designation Agreement, between Clinical Data Inc. and us, pursuant to which we designated our then newly formed subsidiary Clinical Data Inc. as the "Buyer" under the terms of the Elan Diagnostics acquisition agreement such that Clinical Data Inc., rather than we, would purchase the assets of Elan Diagnostics.

Effective as of April 8, 2003, the board of directors of Old Landmark adopted resolutions by unanimous written consent approving an Amended and Restated Agreement and Plan of Merger by and among Old Landmark, Spectran Holdings and us (the "Landmark merger agreement"), whereby Old Landmark would merge with and into Spectran, and the transactions contemplated thereby.

Effective as of April 8, 2003, the board of directors of GPSI adopted resolutions by unanimous written consent approving the Agreement and Plan of Merger, by and among GPSI, Clinical Data Inc. and us (the "GPSI merger agreement"), whereby GPSI would merge with and into Clinical Data Inc., and the transactions contemplated thereby.

On April 8, 2003, the special committee convened to review and discuss the proposed final terms of each of the Landmark merger agreement and the GPSI merger agreement. At such meeting of the special committee, Davenport made a presentation to the special committee regarding the fairness, from a financial point of view, of the Landmark merger agreement and the transactions contemplated thereby, and CCC made a presentation to the Board of Directors and the special committee regarding the fairness, from a financial point of view, of the GPSI merger agreement and the transactions contemplated thereby. In addition, the special committee received legal advice from Eckert Seamans and received additional legal advice from Duane Morris with respect to certain Delaware law issues. Thereafter, the special committee determined that each of the Landmark and GPSI merger agreements, and the transactions contemplated thereby, were fair to us and in our best interests and recommended that our Board of Directors approve each of the Landmark and GPSI merger agreements and the transactions contemplated thereby and authorize the execution and delivery of each of the Landmark and GPSI merger agreements.

At this meeting, the special committee also approved and recommended to our Board for its approval the proposed amendment to our Certificate of Incorporation to change our name from "Novitron International, Inc." to "Clinical Data, Inc.", to increase the authorized number of shares of Novitron’s common stock from six million to 12 million and to increase the authorized number of shares of our preferred stock from one million to 1.5 million. Furthermore, the special committee approved and recommended to our Board for its approval the issuance of the shares of Novitron’s common stock to the holders of Novitron’s shares of Series A preferred stock and recommended that the proposed amendment to our Certificate of Incorporation and the issuance of the shares of Novitron’s common stock to the holders of the shares of Novitron’s Series A preferred stock be submitted for approval to our stockholders at a special meeting of stockholders, with the recommendation of our Board of Directors that the stockholders adopt and approve the foregoing.

Following the special committee meeting, on April 8, 2003, our entire Board of Directors met to consider the advice of the special committee. After considering the presentations and opinions of each of the financial advisors, the legal advice of Eckert Seamans and Duane Morris, and the recommendation and advice of the special committee, our Board of Directors adopted resolutions approving the Landmark merger agreement and the transactions contemplated thereby and approving the GPSI merger agreement and the transactions contemplated thereby. Additionally, the board approved the proposed amendment to our Certificate of Incorporation to change our name from "Novitron International, Inc." to "Clinical Data, Inc.", to increase the authorized number of shares of Novitron’s common stock from six million to 12 million and to increase the authorized number of shares of our preferred stock of the Company from one million to 1.5 million. Furthermore, the board approved the issuance of the shares of Novitron’s common stock to the holders of our shares of Series A preferred stock and recommended that the proposed amendment to our Certificate of Incorporation and the issuance of the shares of Novitron’s common stock to the holders of the shares of Novitron’s Series A preferred stock be submitted for approval to our stockholders at a special meeting of stockholders, with the recommendation of our Board of Directors that the stockholders adopt and approve the foregoing.

Between April 8 and April 23, 2003, Dr. Stein, Mr. Kirk, Hunton & Williams and Third Security held numerous conference calls with representatives of Elan Diagnostics and Cahill Gordon to discuss the terms and conditions of the Elan Diagnostics acquisition agreement. Due to these discussions, the parties determined to significantly revise the Elan Diagnostics acquisition agreement. Accordingly, on April 26, 2003, Cahill Gordon delivered an amendment to the Elan Diagnostics acquisition agreement to us, Elan Diagnostics, Mr. Kirk, Third Security and Hunton & Williams. The parties, joined by Mr. Malman, continued to negotiate the amendment to the Elan Diagnostics acquisition agreement between April 26, 2003 and April 29, 2003.

Effective as of April 24, 2003, the holders of a majority of the outstanding shares of capital stock of Old Landmark executed a non-unanimous written consent of stockholders approving the Landmark merger agreement and the transactions contemplated thereby.

Effective as of April 24, 2003, the holders of a majority of each class of the outstanding shares of capital stock of GPSI executed a non-unanimous written consent of stockholders approving the GPSI merger agreement and the transactions contemplated thereby.

On April 24, 2003, as a result of a number of modifications to the terms of our proposed acquisition of GPSI, CCC delivered a supplemental fairness opinion to the special committee and our Board of Directors.

On April 28, 2003, New River, Kirkfield, and RJK subscribed to an aggregate of 29,771 newly-issued shares of GPSI common stock in exchange for $2 million and the cancellation of an outstanding note payable to RJK of $900,000.

On April 28, 2003, LaSalle gave its oral assent to our proposal to provide a pledge of Landmark's shares to Elan Diagnositics as collateral security for the performance of certain indemnification obligations we proposed to enter into with Elan Diagnostics under an amendment to the Elan Diagnostics acquisition agreement.

On April 28, 2003, our special committee convened a telephonic meeting of the special committee in which the special committee ratified, adopted and approved the resolutions previously adopted and approved and recommended to the Board of Directors by the special committee on April 8, 2003, subject to the following changes:

  as a result of an increase in the number of shares of GPSI common stock outstanding prior to the GPSI merger, the special committee authorized an increase in the number of shares of Novitron’s Series A preferred stock issuable in the GPSI merger from 150,000 to 222,250;
  the special committee adopted and approved and recommended to the Board of Directors the amendment to the Elan Diagnostics acquisition agreement; and
  as a result of the increase in the number of shares of Series A preferred stock issuable in the GPSI merger, the special committee authorized and recommended to the Board of Directors an increase in the number of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock from 1,500,000 to 2,222,500.

On April 28, 2003, following the special committee meeting and after considering the legal advice of Eckert Seamans and Duane Morris, and the recommendation and advice of the special committee, our Board of Directors convened a telephonic meeting of the board in which the board ratified, adopted and approved the resolutions previously adopted and approved by the board on April 8, 2003, subject to the following changes:

  as a result of an increase in the number of shares of GPSI common stock outstanding prior to the GPSI merger, the board authorized an increase in the number of shares of Novitron’s Series A preferred stock issuable in the GPSI merger from 150,000 to 222,250;
  the board adopted and approved the amendment to the Elan Diagnostics acquisition agreement; and
  as a result of the increase in the number of our shares of Series A preferred stock issuable in the GPSI merger, the board authorized an increase in the number of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock from 1,500,000 to 2,222,500.

On April 29, 2003, following our board meeting, Novitron, Spectran Holdings and Old Landmark executed and delivered the Landmark merger agreement and closed the transactions contemplated thereby.

On April 29, 2003, following our board meeting, Novitron, Clinical Data and GPSI executed and delivered the GPSI merger agreement and closed the transactions contemplated thereby.

On April 29, 2003, following our board meeting, Novitron, Clinical Data, Elan Diagnostics and Elan Pharmaceuticals executed and delivered an amendment to the Elan Diagnostics acquisition agreement and closed the transactions contemplated thereby. In accordance with the terms of the amendment to the Elan Diagnostics acquisition agreement, Novitron paid approximately $7.5 million in cash and assumed certain liabilities of Elan Diagnostics in exchange for certain of the assets of Elan Diagnostics and Elan Diagnostics retained certain assets, including approximately $3 million in cash. Additionally, the Elan Diagnostics acquisition agreement, as amended, contains indemnification obligations of Novitron and Clinical Data as are usual and customary in transactions of this size and type. Novitron also agreed to indemnification obligations with respect to certain Elan Diagnostics customers and vendor agreements. Novitron does not believe the assumption of these obligations will have a material adverse effect on its consolidated financial position or results of operations.

If stockholder approval is obtained, then Mr. Kirk and his Affiliates will beneficially own, in the aggregate, on an as-converted basis, approximately 2,762,627 shares of Novitron’s common stock, representing approximately 71.2% of the 3,881,198 shares of Novitron’s common stock that would be issued and outstanding (assuming that all shares of Novitron’s Series A preferred stock owned by Mr. Kirk and his Affiliates are converted into Novitron’s common stock but no other shares of Novitron’s Series A preferred stock are converted into Novitron’s common stock). If all of the issued and outstanding shares of Novitron’s Series A preferred stock are converted into Novitron’s common stock, then Mr. Kirk and his Affiliates will beneficially own, in the aggregate, on an as-converted basis, approximately 2,762,627 shares of Novitron’s common stock, representing approximately 63.8% of the approximately 4,327,048 shares of Novitron’s common stock that would be issued and outstanding.

Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee

The Board of Directors of Novitron believes that the Landmark merger is fair to and in the best interests of Novitron. On April 8 and April 28, 2003, the Board of Directors, with the exception of Randal J. Kirk who abstained, approved the Landmark merger agreement. The Landmark merger agreement amended and restated the Original Landmark merger agreement. At the April 8, 2003 and April 28, 2003 meetings, the Board of Directors, with the exception of Mr. Kirk who abstained, adopted the recommendations of an independent special committee of the Board of Directors and:

  determined that the Landmark merger agreement and the transactions contemplated by it, including the Landmark merger, were advisable and in the best interests of Novitron and the stockholders of Novitron;
  approved the Landmark merger agreement and the transactions contemplated by it; and
  recommended to the stockholders of Novitron that they vote in favor of approving the convertibility of the shares of Novitron’s Series A preferred stock issued to the stockholders of Landmark as merger consideration.

The special committee of the Board of Directors was formed on March 12, 2003 and reviewed the Landmark merger, the GPSI merger, the Elan Diagnostics acquisition, the credit facility with LaSalle Business Credit and transactions and documentation related to the foregoing. The special committee was comprised of the following directors: Israel M. Stein, M.D. and Arthur B. Malman. The special committee had the right to retain and pay for independent counsel of its choosing, the right to retain and pay for independent advisors of its choosing and the right to determine the desirability and appropriateness of such transactions and to make recommendations to the Board of Directors of Novitron on whether to proceed with such transactions.

In reaching their decisions, both the special committee and the Board of Directors consulted with Novitron’s management and with Novitron’s outside financial and legal advisors and considered a variety of factors, including the following material factors:

  the ability of the combined company to increase the breadth of products offered;
  the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
  the anticipated consistent cash flow generated from the product line acquired from Old Landmark, namely Old Landmark’s low-cost blood chemistry analyzers;
  the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the potential of the combined company to enhance stockholder value through operating efficiencies.

The Board of Directors of Novitron and the special committee also considered a variety of risks and possible negative factors in their deliberations on the Landmark merger. In particular, the Board of Directors and the special committee considered the following factors and risks:

  Novitron may not successfully integrate Old Landmark’s business with its own;
  the combined company may have difficulty managing its growth;
  Novitron’s dependence upon certain key personnel;
  the products of the combined company require government approval to be marketed;
  the combined company’s reliance on a limited group of suppliers could cause production delays and a substantial loss of revenue; and
  the combined company’s reliance on distributors for product sales and support.

In addition, the Board of Directors of Novitron and the special committee considered the interests of certain directors and executive officers that are different from the interests of Novitron’s stockholders generally, as described under the subheading "Interests of Certain Persons in the Merger" below.

The above discussion concerning the information and factors considered by the Board of Directors and the special committee is not intended to be exhaustive, but includes the material factors considered by the Board of Directors and the special committee in making their determinations. In view of the variety of factors considered in connection with the evaluation of the Landmark merger agreement, the Board of Directors and the special committee did not quantify or otherwise attempt to assign relative weights to the various factors they considered in reaching their determinations. In addition, individual directors may have considered individual factors to have different relative importance. The Board of Directors and the special committee considered all of the factors as a whole and considered the factors in their totality to be favorable and to support the decision to approve the Landmark merger. The Board of Directors and the special committee relied on the experience and expertise of Davenport, Novitron’s financial advisor, for quantitative analysis of the financial terms of the Landmark merger.

Opinion of Financial Advisor to Novitron Regarding the Landmark Merger

Methodology. On July 8, 2002, Novitron retained Davenport to render a written opinion to Novitron’s Board of Directors as to whether the acquisition of Old Landmark by Novitron in exchange for the merger consideration to be paid by Novitron to the holders of Old Landmark common stock was fair from a financial point of view to Novitron and to the stockholders of Novitron, other than Randal J. Kirk and his Affiliates. In requesting Davenport’s advice and opinion, no restrictions or limitations were imposed by Novitron upon Davenport with respect to the investigations made or the procedures followed by Davenport in rendering its opinion. On August 12, 2002, Davenport delivered its verbal and written opinion to the effect that as of the date of the opinion, and based upon and subject to the assumptions, limitations and qualifications set forth in the opinion, the acquisition of Old Landmark by Novitron in exchange for the merger consideration to be paid by Novitron to the holders of Old Landmark common stock was fair from a financial point of view to Novitron and to the stockholders of Novitron, other than Randal J. Kirk and his Affiliates.

On March 18, 2003, Novitron retained Davenport to update its analysis and render an updated written opinion to Novitron’s Board of Directors regarding the fairness of the Landmark merger. In requesting Davenport’s advice and opinion, no restrictions or limitations were imposed by Novitron upon Davenport with respect to the investigations made or the procedures followed by Davenport in rendering its opinion. On April 8, 2003, Davenport delivered its verbal and written opinion (the "Davenport Opinion") to the effect that as of the date of the opinion, and based upon and subject to the assumptions, limitations and qualifications set forth in the opinion, the acquisition of Old Landmark by Novitron in exchange for the merger consideration to be paid by Novitron to the holders of Old Landmark common stock was fair from a financial point of view to Novitron and to the stockholders of Novitron, other than Randal J. Kirk and his Affiliates.

The full text of the Davenport Opinion, which describes, among other things, the assumptions made, matters considered, and the limitations on the review undertaken, is attached to the proxy statement as Annex A and is incorporated in the proxy statement by reference. The description of the Davenport Opinion set forth below is qualified in its entirety by reference to the full text of the Davenport Opinion in Annex A. Novitron’s stockholders are urged to read the Davenport Opinion carefully and in its entirety.

The Davenport Opinion is directed only to the fairness of the merger consideration, from a financial point of view, to be paid to the Old Landmark stockholders and is not a recommendation on the amount of consideration being paid by Novitron. Further, the Davenport Opinion did not constitute a recommendation to any director of Novitron as to how the director should vote on the Landmark merger and does not constitute a recommendation to any Novitron stockholder as to how such stockholder should vote with regard to the approval of the convertibility of Novitron’s Series A preferred stock, issued to Old Landmark’s stockholders, into shares of Novitron’s common stock. Davenport was not retained as an advisor or agent to Novitron stockholders or any other person, and it has acted only as an advisor to the Novitron Board.

Davenport was not retained to issue an opinion to Novitron as to the fairness of any transaction other than the acquisition of Old Landmark. During the time Davenport was updating its analysis of the Landmark merger in the Davenport Opinion, Novitron was also in the process of completing the GPSI merger and the Elan Diagnostics acquisition. In issuing its opinion as to the fairness of Novitron’s acquisition of Old Landmark, Davenport made no representation or conclusion, express or implied, regarding the fairness of these other acquisitions, or any financings to fund these acquisitions, to Novitron or its stockholders. However, as part of Davenport’s analysis of Novitron’s acquisition of Old Landmark, Davenport reviewed certain limited information made available to it regarding each of these other acquisitions and related financings.

Davenport is a regional investment banking firm. As part of its investment banking business, Davenport is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Davenport was selected by Novitron to act as its financial advisor because of Davenport’s valuation expertise and experience with merger and acquisition transactions.

In arriving at its opinion, Davenport, among other things:

  Reviewed various publicly available business and financial information relating to Novitron and Old Landmark which it deemed to be relevant;
  Reviewed non-public financial and operating data, including financial forecasts, relating to Novitron and Old Landmark furnished to it by Novitron and Old Landmark;
  Reviewed certain limited business and financial information, including financial forecasts and the preliminary terms of related financings, furnished to it by Novitron, relating to Novitron’s prospective acquisition of GPSI and certain assets of Elan Diagnostics, both of which were acquired by Novitron in separate transactions which closed on or near the time of completion of the Landmark merger;
  Conducted discussions with members of senior management of Novitron and Old Landmark concerning the matters described in the three preceding bullets, as well as their view of the respective business and prospects of Novitron and Old Landmark before and after giving effect to the Landmark merger;
  Reviewed the reported prices and trading activity for Novitron common stock;
  Compared the proposed financial terms of the Landmark merger with the valuation multiples for Novitron common stock and certain publicly traded companies that it deemed to be relevant;
  Compared the proposed financial terms of the Landmark merger with the financial terms of certain other acquisitions that it deemed to be relevant;
  Reviewed the potential pro forma impact of the Landmark merger on Novitron;
  Reviewed the most recent draft of the Landmark Agreement and Plan of Merger dated April 1, 2003; and
  Conducted such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

In rendering its opinion, Davenport assumed and relied on the accuracy, completeness and fairness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or publicly available. Davenport did not assume any responsibility for independently verifying such information or undertake an independent evaluation or appraisal of any of the assets or liabilities of Novitron or Old Landmark and was not furnished with any such evaluation or appraisal. In addition, Davenport did not assume any obligation to conduct any physical inspection of the properties or facilities of Novitron or Old Landmark.

With respect to the financial forecast information furnished to or discussed with Davenport by Novitron or Old Landmark, Davenport assumed that such financial forecast information had been reasonably prepared and reflected the best currently available estimates and judgment of Novitron’s or Old Landmark’s management as to the expected future financial performance of Novitron or Old Landmark. Davenport assumed no responsibility for and expressed no view as to any such forecasts or estimates or the assumptions upon which they were based. Davenport assumed that the final form of the Landmark merger agreement was substantially similar to the most recent draft reviewed by Davenport. The Davenport Opinion is necessarily based on market, economic and other conditions as they existed on, and on the information made available to Davenport as of, the date of the Davenport Opinion.

The Davenport Opinion was just one of the many factors taken into consideration by Novitron’s Board of Directors in determining to approve the Landmark merger. See the description above in this proxy statement under the heading "Landmark Merger" and the subheading "Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee." The Davenport Opinion does not address the merits of the underlying decision by Novitron to complete the Landmark merger, as compared to any alternative business strategies that might exist for Novitron, nor does it address the effect of any other business combination in which Novitron might engage.

In connection with rendering the Davenport Opinion, Davenport performed a variety of financial analyses. The following is a summary of the material analyses presented to the Novitron Board of Directors at its April 8, 2003 meeting. Davenport noted that Old Landmark sold its supply and reagent distribution business during 2002 and, as a result, historical financial statements for Old Landmark excluding the supply and reagent distribution business were not available. Davenport therefore used Old Landmark’s unaudited pro forma income statements for the year ended December 31, 2002, prepared as if the supply and reagent business had been sold prior to January 1, 2002, and for the two months ended February 28, 2003, and the unaudited pro forma balance sheet as of December 31, 2002, in its analyses. Davenport also assumed that Novitron’s net operating loss carry forward would offset all income tax due on Old Landmark’s projected income for all periods considered in its analyses (pro forma calendar 2002 results and projected calendar 2003 through 2007 results). All of the analyses performed by Davenport considered only Novitron and Old Landmark, each on a stand-alone basis and on a pro forma combined basis, and did not address the impact of the GPSI merger and the Elan Diagnostics acquisition and related financings contemplated by Novitron.

Transaction Summary. Davenport reviewed the terms of the Landmark merger including the aggregate transaction value. As more specifically set forth in the Landmark merger agreement, upon consummation of the Landmark merger, Novitron acquired all of the issued and outstanding common stock of Old Landmark by issuing 25,000 shares of Novitron’s Series A preferred stock. Each share of Novitron’s Series A preferred stock will automatically convert into 10 shares of Novitron common stock, such that the former Landmark stockholders will receive a total of 250,000 shares of Novitron common stock, upon the approval of such conversion by Novitron’s stockholders and the effectiveness of Novitron’s registration statement allowing the resale of such common stock. The purchase price of each share of Novitron’s Series A preferred stock is based on the average closing bid price of each share of Novitron’s common stock for the 30 trading days ended the day before the closing of the Landmark merger, multiplied by 10. For the purposes of its analyses, Davenport used the average closing bid price for the 30 trading days ended April 7, 2003, or $3.84 per share, multiplied by ten, or $38.40, to arrive at the implied total transaction value of approximately $960,000. Based on this implied total transaction value and using Old Landmark’s unaudited pro forma income statement for the year ended December 31, 2002 and unaudited pro forma book value as of December 31, 2002, Davenport calculated the enterprise value to 2002 sales to be 0.7 times, the enterprise value to 2002 EBITDA (earnings before interest, taxes, depreciation and amortization) to be 2.4 times, the enterprise value to 2002 EBIT (earnings before interest and taxes) to be 3.8 times, the price to 2002 net income to be 4.9 times (Novitron’s net operating loss carry forward is assumed to offset all income tax due on Old Landmark’s pro forma 2002 income), the price to book value to be 1.26 times and the price to tangible book value to be 1.33 times. Price is the transaction value of $960,000, while enterprise value is price plus net debt.

Discounted Cash Flow Analysis. Davenport performed a discounted cash flow analysis to estimate a range of present values of Old Landmark. This range of present values was determined by discounting to April 1, 2003 (the assumed closing date of the Landmark merger), Old Landmark’s (i) projected free cash flow from April 1, 2003 through December 31, 2007, and (ii) estimated "terminal value" at December 31, 2007 using discount rates ranging from 13% to 17%. Davenport estimated the terminal value at the end of 2007 by capitalizing projected 2008 free cash flow using capitalization rates of 33% to 47%. The discount rate assumptions were based on industry trends, the return on investment expectations of investors that invest in micro-cap stocks, factors specific to Novitron and Old Landmark, and Davenport’s experience. The analysis provided values for Old Landmark ranging from $1,160,000 to $1,388,000.

In conducting this analysis, Davenport assumed that Old Landmark would perform in accordance with the financial projections for 2003 through 2007 prepared by Old Landmark’s management. The free cash flow projections assumed that Novitron’s net operating loss carry forward will offset all income tax due on Old Landmark’s projected income for calendar 2003 through 2007. Discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including projected free cash flows, terminal values and discount rates.

Analysis of Selected Publicly Traded Companies. To provide contextual data and comparative market information, Davenport compared selected financial information for Old Landmark to the corresponding information for Novitron and certain medical equipment and instrument manufacturers and distributors whose common stock is publicly traded. The initial search of public companies identified over 30 companies that operated in lines of business similar to those of Old Landmark and Novitron. Davenport then narrowed this group to five companies (collectively, the "Peer Group") that were most similar in size to Old Landmark and Novitron (with revenues ranging from $2.3 million to $28.3 million and a median of $11.8 million) and possessed general business, operating and financial characteristics that were most similar to Old Landmark and Novitron. The Peer Group companies were: DiaSys Corporation, International Remote Imaging Systems, IVAX Diagnostics, O.I. Corporation and Scientific Industries. Such data and ratios included each company’s most recent Last Trade Stock Price, Market Value of Equity, Enterprise Value, Last Twelve Months ("LTM") Revenue, LTM EBITDA, LTM EBIT, LTM Net Income, Most Recent Quarter ("MRQ") Book Value, Enterprise Value to LTM Revenue, Enterprise Value to LTM EBITDA, Enterprise Value to LTM EBIT, Market Value of Equity to LTM Net Income and Market Value of Equity to MRQ Book Value.

Market information used in the ratios provided below is as of April 7, 2003. The following table presents the relevant data items for Old Landmark, based on its unaudited pro forma December 31, 2002 financial results and the terms of the acquisition by Novitron, Novitron, and the Peer Group. Using the median multiples from the Peer Group, this analysis provided values for Old Landmark ranging from $1.0 million to $3.3 million.

Peer Group
	Old Landmark	Novitron	Low	High	Median
Enterprise Value to LTM Revenue	0.7x	0.4x	0.3x	3.8x	1.0x
Enterprise Value to LTM EBITDA	2.4x	6.5x	5.3x	7.6x	6.5x
Enterprise Value to LTM EBIT	3.8x	19.5x	9.1x	10.5x	9.8x
Market Value of Equity to LTM Net Income	4.9x	43.9x	12.6x	20.6x	16.6x
Market Value of Equity to MRQ Book Value	1.3x	1.4x	0.6x	1.8x	1.4x

Analysis of Selected Guideline Acquisitions. To provide contextual data and comparative market information, Davenport compared selected financial information for Old Landmark to the corresponding information for acquisitions of companies with a standard industrial classification code of 3826 (Analytical Laboratory Instruments) or 5047 (Medical and Hospital Equipment). Davenport identified 36 such acquisition transactions announced from June 30, 1997 through April 7, 2003 and then narrowed this group to 15 transactions where the target companies’ lines of business were most similar to those of Old Landmark and Novitron. The purchase prices of these acquisitions ranged from $1.2 million to $39.1 million. The data available for these acquisitions provided a range of multiples and ratios including Enterprise Value to LTM Revenue, Enterprise Value to LTM EBITDA, Enterprise Value to LTM EBIT, Market Value of Equity to LTM Net Income and Market Value of Equity to MRQ Book Value. These acquisitions are listed in the following table.

Acquiror	Target	Date Announced
Oxis International Inc	Innovative Medical Systems	7/29/97
Bacou USAID Inc.	Biosystems Inc	9/30/97
Not Disclosed	CT Solutions	4/1/98
Not Disclosed	Phase Shift Technology	6/26/98
Not Disclosed	Stepic Corporation	10/30/98
Not Disclosed	Columbia Vital Systems, Inc.	10/5/98
Not Disclosed	General Analysis Corporation	2/12/99
Life Technologies Inc	BioSepra Inc (Sepracor Inc)	4/15/99
CyberOptics Corp	Hama Laboratories Inc	5/5/99
Investor Group	CEM Corp	10/19/99
Not Disclosed	Neuromag Oy	12/22/99
OI Corporation	OI Corp	2/2/00
Eastman Kodak Co Inc	Lumisys Inc	11/9/00
Discovery Partners Int’l Inc	Xenometrix Inc.	2/28/01
Saltwater Acquisition Corp	Lifschultz Industries Inc	5/16/01

The following table presents the relevant data items for Old Landmark, based on its unaudited pro forma December 31, 2002 financial results and the terms of the acquisition by Novitron, and the above acquisitions. Using the median multiples from these acquisitions, this analysis provided values for Landmark ranging from $1.4 million to $3.3 million.

Guideline Acquisitions
	Old Landmark	Low	High	Median
Enterprise Value to LTM Revenue	0.7x	0.3x	3.1x	1.1x
Enterprise Value to LTM EBITDA	2.4x	3.8x	12.1x	6.9x
Enterprise Value to LTM EBIT	3.8x	4.6x	42.7x	8.9x
Market Value of Equity to LTM Net Income	4.9x	8.6x	19.1x	15.2x
Market Value of Equity to MRQ Book Value	1.3x	2.3x	20.9x	4.6x

Relative Contribution Analysis. In order to measure the impact of the Landmark merger on the combined company’s operating and financial position, Davenport reviewed the relative contributions to be made by Old Landmark and Novitron to the combined company based on unaudited pro forma income statement data for the year ended December 31, 2002 and unaudited pro forma balance sheet data as of December 31, 2002. Novitron’s net operating loss carry forward was assumed to offset all income tax due on Old Landmark’s pro forma 2002 income. Davenport compared such contributions to the ownership that Old Landmark and Novitron stockholders would have in the combined company, assuming conversion of Novitron’s Series A preferred stock into Novitron common stock. This information is presented in the following table.

	Old Landmark	Novitron
Total Revenue	7%	93%
EBITDA	27%	73%
EBIT	41%	59%
Net Income	55%	45%
Total Stockholders’ Equity	13%	87%
Total Assets	10%	90%
Pro forma Ownership	12%	88%

Other Analyses. Davenport reviewed the financial and market performance of Novitron individually and relative to relevant publicly traded companies. Davenport also reviewed earnings estimates, historical stock performance and stock liquidity for Novitron and an accretion dilution/analysis for the proposed transaction.

Miscellaneous. The summary set forth above does not purport to be a complete description of the analyses performed by Davenport, but describes, in summary form, the principal elements of the presentation made by Davenport to the Novitron Board of Directors on April 8, 2003. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by Davenport was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. Davenport did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, Davenport considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. Davenport did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, Davenport believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying the Davenport Opinion. In performing its analyses, Davenport made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of Davenport, Novitron and Old Landmark. The projections and other information used in the analyses performed by Davenport are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the projections and other information used in the analyses, and the results of such analyses.

In the ordinary course of its business, Davenport may, from time to time, trade the securities of Novitron for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

The Davenport Opinion is as of April 8, 2003 and is based solely upon the information available to Davenport, and the economic, market and other conditions as they existed as of that date. Events occurring after that date could materially impact the assumptions and conclusions contained in the Davenport Opinion. Davenport does not have any obligation to update, revise or reaffirm this opinion or otherwise comment on any events occurring after April 8, 2003.

Fees. Pursuant to the terms of an engagement letter dated July 8, 2002 between Novitron and Davenport, Novitron paid Davenport a fee of $35,000 and is obligated to pay Davenport an additional fee of $15,000 upon the mailing of the proxy statement. Pursuant to the terms of an engagement letter dated March 13, 2003 between Novitron and Davenport, Novitron paid Davenport a fee of $10,000 to update its written fairness opinion. Novitron has also agreed to reimburse Davenport for reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Davenport and certain related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with Davenport, which Davenport and Novitron believe are customary in transactions of this nature, were negotiated at arm’s length between Novitron and Davenport and Novitron’s Board of Directors was aware of such arrangement.

Interests of Certain Persons in the Landmark Merger

Certain of the officers and directors of Novitron have interests in the Landmark merger that may be different from the interests of the stockholders of Novitron generally. These interests may create conflicts of interest. These interests, summarized below, generally relate to:

  receipt by them and their affiliates of shares of Novitron’s Series A preferred stock upon consummation of the Landmark merger;
  fees paid to them and their affiliates in connection with the Landmark merger; and
  employment, indemnification and insurance provisions benefiting them and their affiliates in the Landmark merger agreement.

The Board of Directors and the special committee were aware of these interests and considered them among the other matters described above under the subheading "Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee."

Stock Holdings. Prior to completion of the Landmark merger, Randal J. Kirk, a director of Novitron, and certain of his Affiliates owned 7,452.24 shares of Old Landmark’s common stock, representing approximately 74.5% of all outstanding shares of Old Landmark’s common stock. The Affiliates of Mr. Kirk that owned shares of Old Landmark’s common stock are: Kirkfield; RJK; Zhong Mei; and Staff 2001. Because Mr. Kirk has voting and investment power with respect to the securities of these four companies, the shares of Old Landmark common stock that these companies owned were deemed to be owned by Mr. Kirk. Upon consummation of the Landmark merger, Mr. Kirk and these four companies received 18,630 shares of Novitron’s Series A preferred stock. Subject to the approval by Novitron’s stockholders of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock Mr. Kirk and these four companies can convert their shares of Novitron’s Series A preferred stock into 186,300 shares of Novitron’s common stock.

No other directors or executive officers of Novitron owned any shares of Old Landmark’s common stock or received any shares of Novitron’s Series A preferred stock as consideration for the Landmark merger.

Directors/Officers of Surviving Corporation. Mr. Kirk and Israel M. Stein, M.D., the Chairman of the Board of Directors and Chief Executive Officer of Novitron, have been named directors of the surviving corporation in the Landmark merger. In addition, Dr. Stein has been named the President and Assistant Secretary of the surviving corporation. Anil Khosla was until recently Secretary of the surviving corporation. Anil Khosla is a member of the law firm of Eckert Seamans Cherin & Mellott, LLC, which has served as counsel to Novitron in connection with certain aspects of the Landmark merger.

Fees. Anil Khosla is a member of the law firm of Eckert Seamans Cherin & Mellott, LLC, which has served as counsel to Novitron in connection with certain aspects of the Landmark merger. Novitron has paid approximately $25,000 in fees to Eckert Seamans Cherin & Mellott, LLC in connection therewith. Eckert Seamans Cherin & Mellott, LLC may continue to act as counsel to Novitron on certain matters in the future. The law firm of Malman & Goldman, LLP, of which Arthur B. Malman, a director of the Company, is a partner, provided legal services to the Company during fiscal year 2003. The fees invoiced by Malman & Goldman, LLP amounted to approximately $55,000.

Dissenters’ Rights for Stockholders of Novitron Who Object to the Landmark Merger

Under Delaware law, stockholders of Novitron who object to the Landmark merger do not have appraisal or dissenters’ rights in connection therewith. Delaware General Corporation Law para. 262 provides, in relevant part, that appraisal rights are available for the shares of any class or series of stock of a "constituent" corporation in a merger. Because Novitron is neither the corporation being merged into another corporation nor the surviving corporation in the merger, it is not a "constituent" corporation. Consequently, para. 262 does not apply to Novitron and Novitron’s stockholders have no appraisal rights.

Terms of the Landmark Merger Agreement

This section of the proxy statement describes material aspects of the Landmark merger agreement. This summary does not purport to describe all of the terms of the Landmark merger agreement. You should read the entire Landmark merger agreement and the related documents carefully and in their entirety for a more complete understanding of the Landmark merger and its terms. The discussion in this proxy statement of the Landmark merger and the principal terms of the Landmark merger agreement, is subject to, and qualified in its entirety by reference to, the Landmark merger agreement, the Certificate of Designations of Novitron’s Series A preferred stock and the Amended and Restated By-Laws of Novitron, which are attached to this proxy statement as Annex D, Annex E and Annex F, respectively.

Approval by Majority of the Stockholders of Landmark

In accordance with the Landmark merger agreement, the holders of a majority of the outstanding shares of Old Landmark’s common stock, acting by written consent in lieu of a meeting, adopted and approved the Landmark merger agreement on April 24, 2003. The affirmative vote of the holders of a majority of the issued and outstanding shares of Old Landmark’s common stock approving the Landmark merger satisfied the requirements of Delaware law. The stockholders of Old Landmark who adopted and approved the Landmark merger agreement included Marcus E. Smith, Dixon D. Low, Audrey Ho, Randal J. Kirk and two companies affiliated with Mr. Kirk, Kirkfield and RJK. Messrs. Smith, Low and Kirk are affiliated with Third Security, which is acting as an advisor to all of the stockholders of Landmark with respect to the Landmark merger. Third Security received fees of $235,000 from Old Landmark in connection with the Landmark merger.

Surviving Corporation of the Landmark Merger

Pursuant to the Landmark merger agreement, Old Landmark has merged with and into Spectran Holdings, a Delaware corporation wholly owned by Novitron, with Spectran Holdings being the surviving corporation. The merger became effective on April 29, 2003 upon the filing and recordation of a Certificate of Merger with the Secretary of State of Delaware. Effective as of the merger, Spectran Holdings changed its name to Landmark Scientific, Inc. and succeeded to and assumed all of the rights and obligations and name of Old Landmark, and the separate existence of Old Landmark ceased. The 100 shares of Spectran Holdings’ common stock issued and outstanding immediately prior to the Landmark merger remained issued and outstanding after the consummation of the merger and constitute all of the issued and outstanding shares of capital stock of the surviving corporation. Spectran Holdings’ Certificate of Incorporation, as amended by the Certificate of Merger to change its name, and Spectran Holdings’ By-Laws became the Certificate of Incorporation and By-Laws of the surviving corporation.

Directors and Officers of Surviving Corporation of the Landmark Merger

The directors of the surviving corporation are Randal J. Kirk, Israel M. Stein, M.D., and Audrey P. Ho. Israel M. Stein, M.D. is the President and Assistant Secretary of the surviving corporation. Audrey P. Ho is the Vice President, Treasurer and Assistant Secretary of the surviving corporation. Anil Khosla is the Secretary of the surviving corporation. Pursuant to the Landmark merger agreement, the indemnification obligations for directors, officers, employees and agents of Landmark or its subsidiaries as set forth in the surviving corporation’s Certificate of Incorporation and By-Laws will not be amended, repealed or otherwise modified for a period of six years after the consummation of the Landmark merger.

The surviving corporation’s Certificate of Incorporation provides that each person who serves or who has served as a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends or unlawful stock purchase or redemption as such liability is imposed under the General Corporation Laws of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

The surviving corporation’s By-Laws provide that the surviving corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding because such person is or was, or has agreed to become, a director or officer of the corporation, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such action, suit or proceeding and any appeal therefrom.

Issuance of Series A Preferred Stock to Stockholders of Old Landmark

Effective as of the merger, each share of Old Landmark’s common stock issued and outstanding immediately prior to the merger and held by a stockholder of Old Landmark who consented to the merger was converted into the right to receive, upon surrender of the certificate formerly representing such share, 2.5 shares of Novitron’s Series A preferred stock, up to an aggregate 25,000 of shares of Novitron’s Series A preferred stock. Each fractional share of Old Landmark’s common stock held by a consenting stockholder and equal to 0.5 or greater of a share of Novitron’s Series A preferred stock was converted into one share of Novitron’s Series A preferred stock. The terms of Novitron’s Series A preferred stock are discussed below under the subheading "Terms of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark." Consenting stockholders of Old Landmark who fail to surrender their certificates representing shares of Old Landmark’s common stock will not receive dividends or other distributions declared or made with respect to Novitron’s Series A preferred stock after the effective date of the Landmark merger.

The Landmark merger agreement requires Novitron to deliver a private placement memorandum to the stockholders of Old Landmark who have not yet consented to the Landmark merger. The private placement memorandum must meet the requirements of Regulation D of the Securities Act of 1933, as amended. Regulation D of the Securities Act provides an exemption from the registration requirements of the Securities Act for a non-public offering by a company of its securities. In accordance with the terms of the Landmark merger agreement, Novitron has prepared a private placement memorandum approved by Third Security, which is acting on behalf of the stockholders of Old Landmark who have yet to consent to the Landmark merger. The private placement memorandum describes, among other things, the Landmark merger, Novitron’s Series A preferred stock offered as merger consideration, and appraisal rights available to stockholders who object or do not consent to the Landmark merger. Stockholders of Old Landmark who object to the Landmark merger will have 20 days after receipt of the private placement memorandum to exercise their appraisal rights. Novitron mailed the private placement memorandum to stockholders of Old Landmark who have not yet consented to the Landmark merger on August 25, 2003. The appraisal rights of Old Landmark stockholders who object to the Landmark merger are discussed in this proxy statement below under the subheading "Dissenters’ Rights for Stockholders of Old Landmark."

Immediately prior to the Landmark merger, there were 10,000 shares of Old Landmark’s common stock outstanding. As of April 29, 2003, Novitron had issued or reserved for issuance an aggregate of 25,000 shares of Novitron’s Series A preferred stock in exchange for shares of the common stock of Old Landmark. The shares of Novitron’s Series A preferred stock have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and are subject to significant transfer restrictions.

As required by the Landmark merger agreement, Novitron has used its best efforts to hold a special meeting of its stockholders as soon as practicable after the date of the Landmark merger agreement so that Novitron’s stockholders may vote upon the convertibility of the Series A preferred stock issued to the stockholders of Old Landmark and the subsequent issuance of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Terms of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark

In connection with the Landmark merger, Novitron has issued or may issue an aggregate of 25,000 shares of its Series A preferred stock to the former stockholders of Old Landmark. Other than these shares and an aggregate of 222,250 shares of Novitron’s Series A preferred stock issued or that may be issued to the former stockholders of GPSI in connection with the GPSI merger, no other shares of Novitron’s Series A preferred stock have been or will be issued. Novitron’s Series A preferred stock has an initial preference value of $4.01 per share and a par value of $0.01 per share, which will be adjusted for stock splits, combinations, dividends, recapitalizations and the like. Novitron created the Series A preferred stock from the available pool of undesignated preferred stock then authorized under its Certificate of Incorporation.

The holders of Novitron’s Series A preferred stock are entitled to receive, when, as and if declared by Novitron’s Board of Directors, out of legally available funds, cash dividends at the rate of 10% of the preference value per year, in preference to cash dividends on any other class of capital stock. Dividends on outstanding shares of Novitron’s Series A preferred stock are payable on July 1 and December 1of each year, beginning on July 1, 2004. Dividends on Novitron’s Series A preferred stock are cumulative and will not be accrued or payable until each dividend payment date. Accrued but unpaid dividends with respect to each share of Novitron’s Series A preferred stock shall, upon conversion of such share to Novitron common stock, be paid in cash.

If Novitron pays any cash dividends to the holders of its common stock at any time, other than on a scheduled dividend payment date for its Series A preferred stock, when shares of its Series A preferred stock are outstanding, then, if and when such shares of Series A preferred stock are converted to shares of Novitron’s common stock, such holders of Novitron’s Series A preferred stock shall be entitled to receive an amount in cash for each such share equal to the amount each such holder would have received if such holder had converted such share as of one of the following dates:

  if actual conversion occurs after July 1, 2004, on the day immediately after the most recent scheduled dividend payment date; and
  if actual conversion occurs before July 1, 2004, on the date of issuance of such share of Series A preferred stock.

If actual conversion occurs on a scheduled dividend payment date, such holders of Novitron’s Series A preferred stock will be entitled to receive the Series A preferred stock dividend payable on such date and no amount related to dividends on the common stock.

Novitron’s Series A preferred stock is senior in right of payment and on liquidation to the common stock.

The holders of Novitron’s Series A preferred stock have no voting rights except as provided by the Delaware General Corporation Law and with respect to authorizing, effecting or validating the following actions that require the affirmative vote of the holders of a majority of Novitron’s outstanding Series A preferred stock voting as a separate class from Novitron’s common stock:

  the merger or consolidation of Novitron with any other entity or the sale, conveyance or other disposition of all or substantially all of its assets to any other person or entity;
  any increase or decrease (other than by redemption or conversion) in the total number of authorized shares of Novitron’s Series A preferred stock or any other series of preferred stock;
  the designation of any new class or series of capital stock which has rights, preferences, dividends or privileges which rank pari passu or senior to Novitron’s Series A preferred stock;
  any amendment, alteration or repeal of any of the provisions of, or the addition of any provisions to, Novitron’s Certificate of Incorporation that could adversely affect any of the rights, preferences or privileges of Novitron’s Series A preferred stock;
  any repurchase or redemption of, or dividend or distribution on, capital stock of Novitron, other than (1) repurchase by Novitron of any shares of common stock issued to participants in its 1991 Stock Option Plan, 1991 Directors’ Stock Option Plan, 2002 Incentive and Stock Option Plan, or any employee stock option plan duly approved by the Board of Directors and stockholders of Novitron, (2) the issuance of scheduled dividends on the Series A preferred stock, (3) the payment of cash dividends by Novitron to holders of common stock in the ordinary course of business or as described above, or (4) the repurchase by Novitron of up to 5,000 shares of common stock, in the aggregate, on the open market pursuant to a repurchase plan approved by the Board of Directors of Novitron; or
  the creation of any special reserves under Section 171 of the General Corporation Law of Delaware.

Under certain circumstances, Novitron’s Series A preferred stock will be convertible into shares of Novitron’s common stock as described below. Novitron has agreed to file with the Securities and Exchange Commission a registration statement on Form S-3 or another applicable form, to register for resale the shares of common stock issuable upon conversion of Novitron’s Series A preferred stock. See "Registration Rights of Holders of Novitron’s Series A Preferred Stock."

Each holder of shares of Novitron’s Series A preferred stock will have the right, at any time and from time to time after the Novitron stockholders have approved the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock; and
  prior to the earlier to occur of:
  a liquidation event, as described below; or
  the SEC declaration of effectiveness of the resale registration statement, as described above,

to convert any or all shares of Novitron’s Series A preferred stock held by such holder into shares of common stock. For the purposes of this conversion, a liquidation event means:

  the liquidation, dissolution or winding up of Novitron, whether voluntary or involuntary;
  the acquisition of Novitron by another entity or person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless the stockholders of Novitron immediately prior to any such transaction or series of related transactions are holders of at least a majority of the voting securities of the surviving or acquiring entity immediately thereafter (and for purposes of this calculation equity securities that any stockholder of Novitron owned immediately prior to such transaction or series of related transactions as a stockholder of another party to the transaction or series of related transactions will be disregarded); or
  a sale, lease or other disposition of all or substantially all of the assets of Novitron.

The shares of Novitron’s Series A preferred stock will automatically convert into shares of common stock upon the later to occur of:

  Novitron stockholder approval of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock; and
  the SEC declaration of effectiveness of the resale registration statement, as described above.

Initially, each share of Novitron’s Series A preferred stock will be convertible into ten shares of common stock. The conversion ratio is subject to adjustment:

  proportionally, upon a subdivision or combination of the shares of Novitron’s common stock; and
  on a weighted average basis, upon the issuance of shares of common stock of Novitron or upon the issuance of securities convertible into Novitron’s common stock, in each case at a per share price less than the per share price of Novitron’s Series A preferred stock on the date such common stock or convertible security is issued.

No fractional shares of common stock will be issued upon conversion of Novitron’s Series A preferred stock. If a holder of Novitron’s Series A preferred stock would otherwise be entitled to receive a fractional share of common stock upon conversion, such holder will be entitled to receive for such fractional share either nothing, if such fractional share is less than 0.5 of a share of common stock, or one share of common stock, if such fractional share is equal to 0.5 or greater of a share of common stock.

Shares of Novitron’s Series A preferred stock are not redeemable by Novitron without the consent of the holders of such shares of Novitron’s Series A preferred stock.

Dissenters’ Rights for Stockholders of Old Landmark

The Landmark merger agreement provides that each share of Old Landmark’s common stock outstanding immediately prior to the Landmark merger and held by a stockholder who has not voted in favor of the merger or consented in writing to the merger and who has demanded appraisal rights for such share will not be converted into a right to receive 2.5 shares of Novitron’s Series A preferred stock. Stockholders of Old Landmark who do not consent to the merger and who demand appraisal rights will have only such rights as are afforded to them by the provisions of Delaware General Corporation Law para. 262, unless they withdraw or lose such appraisal rights. If a stockholder of Old Landmark fails to perfect, withdraws or otherwise loses such appraisal rights, the stockholder’s shares of Landmark’s common stock will be treated as if they had been converted into shares of Novitron’s Series A preferred stock upon the consummation of the Landmark merger.

Delaware General Corporation Law para. 262 provides that stockholders may seek the appraisal of the fair value of their shares in a special proceeding in the Delaware Court of Chancery under certain circumstances. Appraisal rights are generally available to any stockholder who makes a demand within the time required by para. 262, who continuously holds such shares through the effective date of the merger and who has not voted in favor of or consented to the merger.

Pursuant to the terms of the Landmark merger agreement, Old Landmark must provide Novitron with prompt notice of any demands by stockholders of Old Landmark for appraisal rights, and Novitron will provide all funds necessary to make any payment with respect to any shares of Old Landmark common stock held by dissenting stockholders. Novitron will not be reimbursed by Old Landmark or Spectran Holdings for such payments. If Novitron makes any cash payment with respect to shares of Old Landmark common stock held by a dissenting stockholder, Novitron will retain the shares of its Series A preferred stock that would have otherwise been issuable to the dissenting stockholder.

Conversion of Novitron’s Series A Preferred Stock Held by Old Landmark Stockholders

Assuming that the stockholders of Novitron approve the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, the holders of Novitron’s Series A preferred stock may elect to convert shares of their Novitron Series A preferred stock into shares of Novitron’s common stock. Any shares of Novitron’s common stock issued upon the election of holders of Novitron’s Series A preferred stock will not be registered under the Securities Act or the securities laws of any state and will be subject to significant transfer restrictions, although holders of such converted shares of Novitron’s common stock will have the registration rights described below under the subheading, "Registration Rights of Holders of Novitron’s Series A Preferred Stock." Assuming that Novitron obtains the foregoing approval of its stockholders and any registration statement filed by Novitron to register the shares of common stock issuable to holders of Novitron’s Series A preferred stock becomes effective, conversion of the Series A preferred stock into common stock will occur automatically.

If Novitron does not obtain the approval of its stockholders, its Series A preferred stock will not be convertible into shares of Novitron’s common stock. In that event:

  Novitron will have no obligation to resubmit the matter to a vote of its stockholders at a subsequent meeting;
  the transfer of shares of Novitron’s Series A preferred stock will continue to be restricted under federal and state securities laws;
  the holders of Novitron’s Series A preferred stock will have no registration rights with respect to such stock and Novitron will have no obligation to seek registration of Novitron’s Series A preferred stock with the Securities and Exchange Commission; and
  the holders of Novitron’s Series A preferred stock will have no voting rights except for a separate class vote to authorize, effect or validate the specific transactions described in this proxy statement above under the subheading, "Terms of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark."

Registration Rights of Holders of Novitron’s Series A Preferred Stock

Under the terms of the Landmark merger agreement, Novitron must prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 or another applicable form to register for resale the shares of Novitron’s common stock issued upon conversion of shares of Novitron’s Series A preferred stock held by the stockholders of Old Landmark. If the stockholders of Novitron do not approve convertibility of Novitron’s Series A preferred stock issued to the stockholders of Old Landmark, Novitron’s obligation to file the registration statement will terminate.

The Landmark merger agreement requires Novitron to use its best efforts to cause the Securities and Exchange Commission to declare the registration statement effective under the Securities Act as promptly as practicable after the closing of the Landmark merger. Novitron must keep the registration statement effective until the earliest of:

  the second anniversary of the effective date of the registration statement;
  the date on which there are no remaining restricted shares of Novitron’s common stock that have been issued to the stockholders of Old Landmark upon the conversion of Novitron’s Series A preferred stock;
  the date on which all shares of Novitron’s common stock that have been issued to the stockholders of Old Landmark upon the conversion of Novitron’s Series A preferred stock have been registered and sold pursuant to the registration statement;
  the date on which all restricted shares of Novitron’s common stock that have been issued to the stockholders of Old Landmark upon the conversion of Novitron’s Series A preferred stock have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act or are freely transferable pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect; or
  the date on which all restricted shares of Novitron’s common stock that have been issued to the stockholders of Old Landmark upon the conversion of Novitron’s Series A preferred stock have been transferred in a manner that results in the delivery of new securities not subject to the transfer restrictions under the Securities Act.

Novitron must use its reasonable best efforts to prepare and file with the Securities and Exchange Commission all amendments to the registration statement and supplements to the related prospectus as necessary to ensure that the registration statement is effective and in compliance with the Securities Act during this period. In addition, Novitron must use its reasonable best efforts, among other things:

  to register or qualify the shares of Novitron’s common stock covered by the registration statement under the securities laws of the states in which the stockholders of Old Landmark are located;
  to cause all the shares of Novitron’s common stock covered by the registration statement to be listed on the NASDAQ SmallCap Market, Inc. on the date that the registration statement is declared effective;
  to maintain a transfer agent and registrar for the shares of Novitron’s common stock covered by the registration statement;
  to deliver and cause legal counsel selected by Novitron to deliver an appropriate instruction letter and, to the extent necessary, an opinion of such counsel to the transfer agent within three business days after the Securities and Exchange Commission declares the registration statement effective; and
  to take all other lawful actions reasonably necessary to expedite and facilitate the disposition by the stockholders of Old Landmark of the shares of Novitron’s common stock covered by the registration statement in accordance with the methods of disposition described in the prospectus.

Novitron’s foregoing obligations with respect to any stockholder of Old Landmark will terminate at such time as the shares of Novitron’s common stock covered by the registration statement and held by such stockholder can be sold pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect. Rule 144(k) under the Securities Act provides that any person who holds restricted securities of a company may resell such securities without any restrictions provided that the person has held the restricted securities for a period of two years and that the person has not been an affiliate of the company within the three months prior to the resale of the securities.

The stockholders of Old Landmark who elect to have all or a portion of their shares of Novitron’s common stock issued upon the conversion of Novitron’s Series A preferred stock registered by the registration statement must furnish Novitron with information required by the Securities Act for inclusion in the registration statement and cooperate with Novitron in connection with the preparation and filing of the registration statement and the related listing application submitted to The Nasdaq Stock Market. Novitron will file such amendments to the registration statement as may be reasonably requested by, and at the expense of, a stockholder holding in the aggregate 10% or more of the shares of Novitron’s common stock issued to all stockholders of Old Landmark upon conversion of Novitron’s Series A preferred stock.

Expenses

Novitron is responsible for all fees and expenses, including accountants’ and attorneys’ fees, incurred by Novitron or Spectran Holdings in connection with the Landmark merger agreement, this proxy statement, the private placement memorandum to be delivered to the stockholders of Old Landmark who have yet to consent to the Landmark merger and the shelf registration statement and the transactions contemplated by such documents.

Financing of the Landmark Merger

The only merger consideration paid by Novitron to the stockholders of Old Landmark was shares of Novitron’s Series A preferred stock. Novitron estimates that the transaction fees in connection with the Landmark merger will total approximately $170,000, including the engagement of Davenport for the fairness opinion provided by it to Novitron’s Board of Directors. The costs of these transaction fees will be paid with funds drawn on the credit facility with LaSalle Business Credit. The credit facility with LaSalle Business Credit is described in this proxy statement below under the heading "Elan Diagnostics Acquisition" and the subheading "Credit Facility with LaSalle Business Credit." In addition, Novitron may be obligated to make cash payments to stockholders of Old Landmark who exercise their appraisal rights. In such an event, Novitron would use funds from consolidated working capital to make such payments.

Accounting Treatment of the Landmark Merger

The Landmark merger will be accounted for using the purchase method of accounting for business combinations in accordance with U.S. generally accepted accounting principles. Purchase accounting requires that the purchase price and costs of the acquisition be allocated to all of the assets acquired and liabilities assumed, based on their relative fair values.

Federal Income Tax Consequences of the Landmark Merger

The following discussion summarizes the material federal income tax consequences of the Landmark merger. This summary is based on current law, which is subject to change, possibly with retroactive effect. This summary does not address consequences that might apply to stockholders of Old Landmark who are subject to special rules or did not hold shares of Old Landmark’s common stock as a capital asset, nor does it address any potential state, local, or foreign tax consequences.

The Landmark merger is intended to qualify as a "reorganization" for federal income tax purposes. Accordingly, the Landmark merger agreement provides that the parties to the agreement will treat the Landmark merger as a reorganization and that none of them will take any action reasonably likely to adversely affect the status of the Landmark merger as a reorganization. The parties to the Landmark merger agreement have not requested a ruling from the Internal Revenue Service or an opinion of counsel regarding the qualification of the Landmark merger as a reorganization.

Provided the Landmark merger qualifies as a reorganization, no gain or loss should be recognized by Old Landmark, Novitron, or Spectran Holdings upon consummation of the Landmark merger, and Spectran Holdings should succeed to Old Landmark’s federal income tax basis in Old Landmark’s assets.

If the Landmark merger were to fail to qualify as a reorganization for federal income tax purposes, the Landmark merger would be a taxable transaction. In that case, Old Landmark would recognize gain or loss on the transfer of its assets, and Old Landmark stockholders would recognize gain or loss on the exchange of shares of Old Landmark’s common stock for shares of Novitron’s Series A preferred stock.

Regulatory Matters Pertaining to the Landmark Merger

Novitron has filed with The Nasdaq Stock Market a notification form regarding the listing of additional shares, which covers the shares of Novitron’s common stock issuable upon the conversion of the shares of Novitron’s Series A preferred stock issued to the stockholders of Landmark.

Subject to the approval of Novitron’s stockholders relating to the convertibility of Novitron’s Series A preferred stock to common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, Novitron must comply with the following regulatory requirement in connection with the Landmark merger:

    Novitron must prepare and file a registration statement with the Securities and Exchange Commission to register for resale the shares of Novitron’s common stock issued upon the conversion of Novitron’s Series A preferred stock as discussed in this proxy statement above under the subheadings "Terms of the Landmark Merger Agreement" and "Registration Rights of Novitron’s Series A Preferred Stock."

GPSI MERGER

Past Contacts, Transactions or Negotiations

The information concerning the background of the GPSI merger is described in the proxy statement above under the heading "Landmark Merger" and the subheading "Past Contacts, Transactions or Negotiations."

Reasons for the GPSI Merger; Approval by Novitron’s Board of Directors and the Special Committee

The Board of Directors of Novitron believes that the GPSI merger is fair to and in the best interests of Novitron. On April 8, 2003 and April 28, 2003, the Board of Directors, with the exception of Randal J. Kirk who abstained, approved the GPSI merger agreement. At the April 8, 2003 and April 28, 2003 meetings, the Board of Directors, with the exception of Mr. Kirk who abstained, adopted the recommendations of the independent special committee of the Board of Directors and:

  determined that the GPSI merger agreement and the transactions contemplated by it, including the GPSI merger, were advisable and in the best interests of Novitron and its stockholders;
  approved the GPSI merger agreement and the transactions contemplated by it; and
  recommended to Novitron’s stockholders, subject to any appropriate update to the fairness opinion provided by CCC, that they vote in favor of approving the convertibility of the shares of Novitron’s Series A preferred stock issued to the stockholders of GPSI as merger consideration.

The formation and members of the special committee are described in this proxy statement above under the heading "Landmark Merger" and the subheading "Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee."

In reaching their decisions, both the special committee and the Board of Directors consulted with Novitron’s management and with Novitron’s outside financial and legal advisors and considered a variety of factors, including the following material factors:

  the ability of the combined company to increase the breadth of services offered;
  the anticipated consistent cash flow generated from the physician office laboratory management services business acquired from GPSI;
  the strategic fit of the businesses of Novitron, GPSI, Old Landmark and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the potential of the combined company to enhance stockholder value through operating efficiencies.

The Board of Directors of Novitron and the special committee also considered a variety of risks and possible negative factors in their deliberations on the GPSI merger. In particular, the Board of Directors and the special committee considered the following factors and risks:

  Novitron may not successfully integrate GPSI’s business with its own;
  the combined company may have difficulty managing its growth;
  Novitron’s dependence upon certain key personnel;
  the products of the combined company require government approval to be marketed;
  physician office laboratories, the customer base which Novitron has acquired from GPSI, must comply with government regulations;
  physician office laboratories are dependent on third-party payers to pay for their services;
  the combined company’s reliance on a limited group of suppliers could cause production delays and a substantial loss of revenue; and
  the combined company’s reliance on distributors for product sales and support.

In addition, the Board of Directors of Novitron and the special committee considered the interests of certain directors and executive officers that are different from the interests of Novitron’s stockholders generally, as described under the subheading "Interests of Certain Persons in the Merger" below.

The above discussion concerning the information and factors considered by the Board of Directors and the special committee is not intended to be exhaustive, but includes the material factors considered by the Board of Directors and the special committee in making their determinations. In view of the variety of factors considered in connection with the evaluation of the GPSI merger agreement, the Board of Directors and the special committee did not quantify or otherwise attempt to assign relative weights to the specific factors they considered in reaching their determinations. In addition, individual directors may have considered various factors to have different relative importance. The Board of Directors and the special committee considered all of the factors as a whole and considered the factors in their totality to be favorable and to support the decision to approve the GPSI merger. The Board of Directors and the special committee relied on the experience and expertise of CCC, Novitron’s financial advisor, for quantitative analysis of the financial terms of the GPSI merger.

Opinion of Financial Advisor to Novitron Regarding the GPSI Merger

Methodology

The Board of Directors retained CCC to provide a written opinion as to the fairness, from a financial point of view, to Novitron and the holders of the common stock of the company (other than Randal J. Kirk and his Affiliates) of the proposed merger. On April 8, 2003, at a meeting of the Board of Directors of Novitron held to evaluate the proposed GPSI merger, CCC delivered to the Board of Directors a written opinion dated April 8, 2003, confirmed by delivery of a written report to the Board of Directors dated March 27, 2003, and later supplemented by a second written opinion dated April 24, 2003, related to the structure of the GPSI merger, as revised. Both letters expressed the opinion that, as of each date and based on and subject to the matters described in the opinions, the GPSI merger consideration was fair, from a financial point of view, to the holders of Novitron common stock (other than Randal J. Kirk and his Affiliates).

In arriving at its opinion, CCC:

  reviewed the GPSI merger agreement;
  held discussions with senior officers, directors and advisors of Novitron and GPSI concerning GPSI’s business, operations and prospects;
  examined publicly available business and financial information relating to Novitron;
  examined financial forecasts and other information and data for GPSI provided to or otherwise discussed with CCC by management of Novitron and GPSI;
  reviewed the financial terms of the GPSI merger as described in the merger agreement in relation to, among other things, current and historical market prices and trading volumes of Novitron common stock, the historical and projected earnings and other operating data of GPSI, and the financial condition and capitalization of GPSI;
  analyzed financial, stock market and other publicly available information relating to the businesses of other companies whose operations CCC considered relevant in evaluating GPSI;
  considered, to the extent publicly available, the financial terms of other recently completed transactions effected which CCC considered relevant in evaluating the merger; and
  conducted other analyses and examinations and considered other financial, economic and market criteria as CCC deemed appropriate in arriving at its opinions.

In rendering its opinions, CCC did not make any independent appraisal of any of the physical or intangible assets of Novitron or GPSI, and assumed, without independent verification, the accuracy and completeness of the financial and other information and representations contained in the materials provided to it by Novitron and GPSI, or which are publicly available. CCC also relied on the representations made by various representatives of Novitron and GPSI and their agents and advisors and other relevant factors. CCC also assumed that the forecasts provided to it were reasonably prepared and reflected the best judgment of the management of Novitron and GPSI.

CCC expressed no view as to, and its opinions did not address, the relative merits of the GPSI merger as compared to any alternative business strategies that might exist for Novitron or the effect of any other transaction in which Novitron might engage. Prior to the date on which the GPSI merger agreement was executed, CCC was not requested to, and did not, solicit third party indications of interest in the possible acquisition of GPSI. Although CCC evaluated the GPSI merger consideration from a financial point of view, CCC was not asked to, and it did not, recommend the specific consideration payable in the merger, which was determined through negotiation between Novitron and GPSI. Novitron’s Board of Directors imposed no other instructions or limitations on CCC with respect to the investigations made or procedures followed by CCC in rendering its opinions.

The full texts of CCC’s written opinions dated April 8 and April 24, 2003, which describe the assumptions made, procedures followed, matters considered and limitations on the review undertaken, are attached to this proxy statement as Annex B and Annex C, respectively, and are incorporated into this proxy statement by reference. CCC’s opinions are addressed to Novitron’s Board of Directors and relate only to the fairness, from a financial point of view, of the merger consideration payable to the GPSI stockholders, to the holders of Novitron common stock (other than Randal J. Kirk and his Affiliates). They do not address any other aspect of the GPSI merger and do not constitute a recommendation to any Novitron stockholder as to how such stockholder should vote or act on any matters relating to the GPSI merger.

In preparing its opinions, CCC performed a variety of financial and comparative analyses, including those described below. This summary of these analyses is not a complete description of the analyses underlying CCC’s opinions. CCC believes preparation of a fairness opinion involves a complex analytical process including determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Accordingly, CCC believes its analyses must be considered as a whole and that selecting portions of its analyses and factors could create a misleading or incomplete view of the processes underlying its analyses and opinions.

In its analyses, CCC considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinions, many of which are beyond the control of Novitron and GPSI. No company, transaction or business used in those analyses as a comparison is identical to GPSI or the proposed GPSI merger, and an evaluation of those analyses is not entirely mathematical. Rather, the analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The estimates contained in CCC’s analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, CCC’s analyses and estimates are inherently subject to substantial uncertainty.

CCC’s opinions and analyses were only one of many factors considered by the Board of Directors in their evaluation of the GPSI merger and should not be viewed as determinative of the views of Novitron’s Board of Directors or management with respect to the GPSI merger or the GPSI merger consideration.

The following is a summary of the material financial analyses performed by CCC in connection with the rendering of its second opinion dated April 24, 2003 to Novitron’s Board of Directors:

Comparative Companies Analysis

Since that GPSI’s business operations comprise primarily consulting services provided to physician practices, CCC analyzed the market values and trading multiples of companies which also provide consulting and other services to physician and dental practices. Because actual laboratory services make up only a small portion of GPSI’s business, CCC did not consider for comparative purposes companies that primarily provided laboratory testing. Using publicly available information, CCC analyzed the market values and trading multiples of the following five selected publicly traded companies that provide services to physician and dental practices:

American Dental Partners, Inc.
Cerner Corporation
Coast Dental Services, Inc.
Orthodontic Services
Transcend Services, Inc.

All multiples were based on the average of the high and low stock prices for each such company for the thirty trading days prior to April 23, 2003. Financial data for the comparative companies were based on publicly available data from EDGAR, the SEC’s on-line document resource, and from other reputable sources of financial information. Estimated financial data for GPSI were based on internal estimates of GPSI’s management, and were based primarily upon pro-forma data for the fiscal years ended December 31, 2001 and December 31, 2002, as adjusted to reflect the estimated results as if GPSI had owned Group Practice Services Corporation and Old Landmarks’ reagent distribution business for those entire periods. CCC reviewed the average stock market prices for the thirty trading days prior to April 23, 2003 of the comparative companies as multiples of fiscal years 2001 and 2002 and latest 12 months revenues, operating income, net income, and book value; and enterprise values of the comparative companies as multiples of fiscal years 2001 and 2002 and latest 12 months earnings before interest, taxes, depreciation and amortization (commonly referred to as EBITDA). CCC calculated enterprise values as equity value, plus total debt (including convertible debt), preferred stock (including convertible preferred stock) and minority interest, less cash. In calculating GPSI’s enterprise value, capitalization of debt, expected debt repayments or forgiveness estimated by Novitron’s management to be effective following the merger also were taken into account. CCC contrasted the operational results and financial health of the comparative companies with those of GPSI, and drew conclusions as to how independent investors might value the common stock and preferred stock of GPSI, were it publicly traded. CCC then applied a range of selected multiples of latest twelve months, latest fiscal year, and average of the latest two fiscal years to corresponding financial data of GPSI in order to derive an implied equity reference range for GPSI. This analysis indicated an approximate implied indicated value for GPSI of approximately $10.0 million.

Comparative Transactions Analysis

CCC reviewed transactions involving the acquisition of other companies that provide consulting services to physician practices to see if there were ones that could be used as indicators of the valuations that acquiring companies had placed on such companies. Using publicly available information, CCC reviewed the implied transaction value multiples paid in the following nine transactions:

Target	Acquirer
Coast Dental Group	private group
Monarch Dental Corp.	Bright Now
Ameripath	Amy Acquisition Corp.
Dynamic Health Care Tech.	Cerner Corp.
OrthAlliance	Orthodontic Centers of America
SCA Group	Ties Technology
Datamedic Holding	InfoCure Corp.
Physicians Specialty Corp.	TA Associates
Omega Orthodontics	Pentegra Dental Group

CCC compared transaction values in the selected transactions as multiples of the latest 12 months revenue, EBITDA, net income and book value. CCC then applied a range of selected multiples of the latest 12 months revenue, EBITDA, net income and book value to corresponding financial data of GPSI in order to derive an implied indicated value for GPSI. This analysis indicated an approximate implied indicated value of approximately $8.4 million.

Discounted Cash Flow Analysis

CCC performed a discounted cash flow analysis of GPSI to calculate the estimated present value of the stand-alone, unleveraged, after-tax free cash flows that GPSI could generate over fiscal years 2003 through 2007. Estimated financial data for GPSI were based on internal estimates of GPSI’s management, which provided a base case and a conservative case. CCC calculated estimated terminal values for GPSI using the Gordon Growth model based on the growth rates for cash flow implied by the estimated growth in cash flow in fiscal year 2007 year over fiscal year 2006 estimated cash flows. The present value of the cash flows and terminal values were calculated using discount rates ranging from 16.9% to 19.9%, which were arrived at by building up from the then-current risk-free rates of twenty-year US Government bonds. This analysis indicated an approximate implied indicated value of $7.8 million.

Combined Indicated Value

CCC combined the indicated values from the three methodologies by weighting the indicated value from the discounted cash flow analysis twice as highly as those from the comparative company methodology and comparative transaction methodology, since the discounted cash flow analysis was based on projections of the expected future results for GPSI. The result was a weighted average indicated value of approximately $8.5 million.

Conclusion

CCC examined the stock trading history of Novitron common stock for the five years prior to the valuation date, and more specifically the trading history from January 1, 2003 to the valuation date. CCC concluded that the stock market price of Novitron stock, although the stock trades rather thinly, was a reasonable indication of the true value of Novitron common stock. CCC further found that the average closing bid for the stock for the 30 trading days through April 22, 2003 was $4.01367 per share. Applying this price to the equivalent 2,222,500 common shares issued to the stockholders of GPSI resulted in a valuation of approximately $8.5 million. This valuation is approximately 4.7% above the weighted average indicated value of approximately $8.5 million that CCC determined in its analysis of GPSI. As a result of this and other factors which it took into account, CCC concluded that the transaction was fair, from a financial point of view, to the holders of Novitron common stock (other than Randal J. Kirk and his Affiliates).

Miscellaneous

Under the terms of its engagement, Novitron agreed to pay CCC for its fairness opinions a fee based on its time expended on the opinions. The aggregate fee paid to CCC was $91,250. Novitron also agreed to reimburse CCC for reasonable out of pocket expenses incurred by CCC in performing its services, and to indemnify CCC and related persons against liabilities, including liabilities under the federal securities laws, arising out of its engagement. CCC has in the past has provided no other investment banking services to Novitron, GPSI, or their stockholders and affiliates. Employees of CCC and its affiliates do not and have not owned, traded or held the securities of Novitron or GPSI for their own account.

CCC is a recognized investment banking firm and was selected by Novitron’s Board of Directors based on its reputation and experience. CCC regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, litigation, and valuations for estate, corporate and other purposes.

Interests of Certain Persons in the GPSI Merger

Certain of the officers and directors of Novitron have interests in the GPSI merger that may be different from the interests of other stockholders of Novitron generally. These interests may create conflicts of interest. These interests, summarized below, generally relate to:

  receipt by them and their affiliates of shares of Novitron’s Series A preferred stock upon consummation of the GPSI merger;
  fees paid to them and their affiliates in connection with the GPSI merger; and
  employment, indemnification and insurance provisions benefiting them and their affiliates in the GPSI merger agreement.

The Board of Directors and the special committee were aware of these interests and considered them among the other matters described above under the subheading "Reasons for the GPSI Merger; Approval by Novitron’s Board of Directors and the Special Committee."

Stock Holdings. Prior to completion of the GPSI merger, Randal J. Kirk, a director of Novitron, and his Affiliates owned a total of 75,831 shares of GPSI’s common and preferred stock, representing an ownership interest in GPSI of approximately 82.8%. The Affiliates that owned shares of GPSI common and preferred stock are: Kirkfield; RJK; Zhong Mei; Staff 2001; and New River. Because Mr. Kirk has voting and investment power with respect to the securities of these five companies, the shares of GPSI’s common stock and preferred stock that these companies owned were deemed to be owned by Mr. Kirk. Upon consummation of the GPSI merger, Mr. Kirk and these five companies received 184,035 shares of Novitron’s Series A preferred stock. Subject to the approval of Novitron’s stockholders of the convertibility of Novitron’s Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, Mr. Kirk and these five companies can convert their shares of Novitron’s Series A preferred stock into 1,840,350 shares of Novitron’s common stock.

No other directors or executive officers of Novitron owned any shares of GPSI’s common or preferred shares or received any shares of Novitron’s Series A preferred stock as consideration for the GPSI merger.

Directors/Officers of Surviving Corporation. Mr. Kirk and Israel M. Stein, M.D., Chairman of the Board of Directors and Chief Executive Officer of Novitron, have been named directors of the surviving corporation in the GPSI merger. In addition, Dr. Stein has been named the President and Assistant Secretary of the surviving corporation. Anil Khosla was until recently Secretary of the surviving corporation. Anil Khosla is a member of the law firm of Eckert Seamans Cherin & Mellott, LLC, which has served as counsel to Novitron in connection with certain aspects of the GPSI merger.

Fees. Anil Khosla is a member of the law firm of Eckert Seamans Cherin & Mellott, LLC, which has served as counsel to Novitron in connection with certain aspects of the GPSI merger. Novitron has paid approximately $25,000 in fees to Eckert Seamans Cherin & Mellott, LLC in connection therewith. Eckert Seamans Cherin & Mellott, LLC may continue to act as counsel to Novitron on certain matters in the future. The law firm of Malman & Goldman, LLP, of which Arthur B. Malman, a director of the Company, is a partner, provided legal services to the Company during fiscal year 2003. the fees invoiced by Malman & Goldman, LLP amounted to approximately $55,000.

Dissenters’ Rights for Stockholders of Novitron Who Object to the GPSI Merger

Under Delaware law, stockholders of Novitron who object to the GPSI merger do not have appraisal or dissenters’ rights in connection therewith. Delaware General Corporation Law para. 262 provides, in relevant part, that appraisal rights are available for the shares of any class or series of stock of a "constituent" corporation in a merger. Because Novitron is neither the corporation being merged into another corporation nor the surviving corporation in the GSPI merger, it is not a "constituent" corporation. Consequently, para. 262 does not apply to Novitron and Novitron’s stockholders have no appraisal rights.

Terms of the GPSI Merger Agreement

This section of the proxy statement describes material aspects of the GPSI merger agreement. This summary does not purport to describe all of the terms of the GPSI merger agreement. You should read the entire GPSI merger agreement and the related documents carefully and in their entirety for a more complete understanding of the GPSI merger and its terms. The discussion in this proxy statement of the GPSI merger and the principal terms of the GPSI merger agreement is subject to, and qualified in its entirety by reference to, the GPSI merger agreement, the Certificate of Designations of Novitron’s Series A preferred stock and the Amended and Restated By-Laws of Novitron, which are attached to this proxy statement as Annex G, Annex E and Annex F, respectively.

Approval by Majority of the Stockholders of GPSI

In accordance with the GPSI merger agreement, the holders of a majority of the outstanding shares of GPSI’s common stock, $0.001 par value per share, and GPSI’s Series A convertible preferred stock, $0.001 par value per share, acting by written consent in lieu of a meeting, adopted and approved the GPSI merger agreement on April 24, 2003. The affirmative vote of the holders of a majority of the issued and outstanding shares of GPSI’s common stock and GPSI’s Series A convertible preferred stock approving the GPSI merger satisfied the requirements of Delaware law. The stockholders of GPSI who adopted and approved the GPSI merger agreement included Marcus E. Smith, Dixon D. Low, Audrey Ho, Randal J. Kirk and two companies affiliated with Mr. Kirk, Kirkfield and RJK. Messrs. Smith, Low and Kirk are affiliated with Third Security, which is acting as an advisor to all of the stockholders of GPSI with respect to the GPSI merger.

Surviving Corporation of the GPSI Merger

Pursuant to the GPSI merger agreement, GPSI has merged with and into Clinical Data Inc., a Delaware corporation wholly owned by Novitron, with Clinical Data being the surviving corporation. The GPSI merger became effective on April 29, 2003 upon the filing and recordation of a Certificate of Merger with the Secretary of State of Delaware. Effective as of the merger, Clinical Data succeeded to and assumed all of the rights and obligations of GPSI, and the separate existence of GPSI ceased. The 100 shares of Clinical Data common stock, no par value per share, issued and outstanding immediately prior to the merger remained issued and outstanding after the consummation of the GPSI merger and constitutes all of the issued and outstanding shares of capital stock of the surviving corporation. Clinical Data’s Certificate of Incorporation and Clinical Data’s By-Laws became the Certificate of Incorporation and By-Laws of the surviving corporation.

Directors and Officers of Surviving Corporation of the GPSI Merger

The directors of the surviving corporation in the GPSI merger are Randal J. Kirk, Israel M. Stein, M.D. and Audrey Ho. Israel M. Stein is the President and Assistant Secretary of the surviving corporation. Audrey Ho is the Vice President, Treasurer and Assistant Secretary of the surviving corporation. Anil Khosla is the Secretary of the surviving corporation. Pursuant to the GPSI merger agreement, the indemnification obligations for directors, officers, employees and agents of GPSI or its subsidiaries as set forth in the surviving corporation’s Certificate of Incorporation and By-Laws will not be amended, repealed or otherwise modified for a period of six years after the consummation of the GPSI merger.

The surviving corporation’s Certificate of Incorporation provides that each person who serves or who has served as a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends or unlawful stock purchase or redemption as such liability is imposed under the General Corporation Laws of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

The surviving corporation’s By-Laws provide that the surviving corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding because such person is or was, or has agreed to become, a director or officer of the corporation, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such action, suit or proceeding and any appeal therefrom.

Issuance of Novitron’s Series A Preferred Stock to Stockholders of GPSI

Effective as of the merger, each share of GPSI’s common stock and each share of GPSI’s Series A convertible preferred stock issued and outstanding immediately prior to the merger and held by a stockholder of GPSI who consented to the GPSI merger was converted into the right to receive, upon surrender of the certificate formerly representing such share, 2.42691 shares of Novitron’s Series A preferred stock, up to an aggregate of 222,250 shares of Novitron’s Series A preferred stock. Each fractional share of GPSI’s common stock or GPSI’s Series A convertible preferred stock held by a consenting stockholder and equal to 0.5 or greater of a share of Novitron’s Series A preferred stock was converted into one share of Novitron’s Series A preferred stock. Consenting GPSI stockholders who fail to surrender their certificates representing shares of GPSI’s common stock or GPSI’s Series A convertible preferred stock will not receive dividends or other distributions declared or made with respect to the Novitron’s Series A preferred stock after the effective date of the GPSI merger.

The GPSI merger agreement requires Novitron to deliver a private placement memorandum to the stockholders of GPSI who have not yet consented to the GPSI merger. In accordance with the terms of the GPSI merger agreement, Novitron has prepared a private placement memorandum meeting the requirements of Regulation D of the Securities Act approved by Third Security, which is acting on behalf of the stockholders of GPSI who have yet to consent to the GPSI merger. The private placement memorandum describes, among other things, the GPSI merger, Novitron’s Series A preferred stock offered as merger consideration, and appraisal rights available to stockholders who object or do not consent to the GPSI merger. Stockholders of GPSI who object to the GPSI merger will have 20 days after the receipt of the private placement memorandum to exercise their appraisal rights. Novitron mailed the private placement memorandum to stockholders of GPSI who have not yet consented to the GPSI merger on August 25, 2003. The appraisal rights of GPSI’s stockholders who object to the merger are discussed in this proxy statement below under the subheading "Dissenters’ Rights for Stockholders of GPSI."

Immediately prior to the GPSI merger, there were 39,726 shares of GPSI’s common stock outstanding and 51,852 shares of GPSI’s Series A convertible preferred stock outstanding. As of April 29, 2003, Novitron had issued or reserved for issuance an aggregate of 222,250 shares of Novitron’s Series A preferred stock in exchange for shares of GPSI’s common stock and GPSI’s Series A convertible preferred stock. The shares of Novitron’s Series A preferred stock issued to GPSI’s stockholders have not been registered under the Securities Act or the securities laws of any state, and are subject to significant transfer restrictions.

As required by the GPSI merger agreement, Novitron has used its best efforts to hold a special meeting of its stockholders as soon as practicable after the date of the GPSI merger agreement so that Novitron’s stockholders may vote upon the convertibility of Novitron’s Series A preferred stock issued to the stockholders of GPSI and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

Terms of Novitron’s Series A Preferred Stock Issued to Stockholders of GPSI

In connection with the GPSI merger, Novitron has issued or may issue an aggregate of 222,250 shares of its Series A preferred stock to the stockholders of GPSI. Other than these shares and an aggregate of 25,000 shares of Series A preferred stock issued or that may be issued to the stockholders of Old Landmark in connection with the Landmark merger, no other shares of Novitron’s Series A preferred stock have been or will be issued. The terms of Novitron’s Series A preferred stock issued to consenting stockholders of GPSI are identical to the terms of Novitron’s Series A preferred stock issued to consenting stockholders of Old Landmark as described above in this proxy statement under the heading "Landmark Merger" and the subheadings "Terms of the Landmark Merger Agreement" and "Terms of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark."

Dissenters’ Rights for Stockholders of GPSI

The GPSI merger agreement provides that each share of GPSI’s common stock and GPSI’s Series A convertible preferred stock outstanding immediately prior to the GPSI merger and held by a stockholder who has not voted in favor of the GPSI merger or consented in writing to the merger and who has demanded appraisal rights for such share will not be converted into a right to receive 2.42691 shares of Novitron’s Series A preferred stock. Stockholders of GPSI who do not consent to the merger and who demand appraisal rights will have only such rights as are afforded to them by the provisions of Delaware General Corporation Law para. 262, unless they withdraw or lose such appraisal rights. If a GPSI stockholder fails to perfect, withdraws or otherwise loses such appraisal rights, the stockholder’s shares of GPSI’s common stock or GPSI’s Series A convertible preferred stock will be treated as if they had been converted into shares of Novitron’s Series A preferred stock upon the consummation of the GPSI merger. For more information about Delaware General Corporation Law para. 262, see the discussion above in this proxy statement under the heading "Landmark Merger" and the subheadings "Terms of the Landmark Merger Agreement" and "Dissenters’ Rights for Stockholders of Old Landmark."

Pursuant to the terms of the GPSI merger agreement, GPSI must provide Novitron with prompt notice of any demands by GPSI stockholders for appraisal rights, and Novitron will provide all funds necessary to make any payment with respect to any shares of GPSI’s common stock or GPSI’s Series A convertible preferred stock held by dissenting stockholders. Novitron will not be reimbursed by GPSI or Clinical Data for such payments. If Novitron makes any cash payment with respect to shares of GPSI’s common stock or GPSI’s Series A convertible preferred stock held by a dissenting stockholder, Novitron will retain the shares of its Series A preferred stock that would have otherwise been issuable to the dissenting stockholder.

Conversion of Novitron’s Series A Preferred Stock Held by GPSI Stockholders

In the event that Novitron’s stockholders do not approve the convertibility of Novitron’s Series A preferred stock, the rights that GPSI stockholders will have are identical to the rights that the stockholders of Old Landmark will have under such circumstances. For more information about the rights that the stockholders of GPSI will have with respect to their shares of Novitron’s Series A preferred stock, see the discussion in this proxy statement above under the heading "Landmark Merger" and the subheadings "Terms of the Landmark Merger Agreement" and "Conversion of Novitron’s Series A Preferred Stock Held by Old Landmark Stockholders."

Registration Rights of Holders of Novitron’s Series A Preferred Stock

Under the terms of the GPSI merger agreement, Novitron must prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 or another applicable form to register for resale the shares of Novitron’s common stock issued upon conversion of Novitron’s Series A preferred stock held by the stockholders of GPSI. If the stockholders of Novitron do not approve the convertibility of Novitron’s Series A preferred stock issued to the stockholders of GPSI, Novitron’s obligation to file the registration statement will terminate. The provisions in the GPSI merger agreement relating Novitron’s obligations to prepare and file a registration statement to register the shares of Novitron’s common stock received by GPSI stockholders upon conversion of Novitron’s Series A preferred stock held by them are identical to those in the Landmark merger agreement relating to Novitron’s obligations to prepare and file a registration statement to register the shares of Novitron’s common stock received by Old Landmark stockholders upon conversion of Novitron’s Series A preferred stock held by them. For more information about Novitron’s obligations to prepare and file a registration statement to register shares of its common stock issued upon conversion of Novitron’s Series A preferred stock, see the discussion in this proxy statement above under the heading "Landmark Merger" and the subheadings "Terms of the Landmark Merger Agreement" and "Registration Rights of Holders of Novitron’s Series A Preferred Stock."

Expenses

Novitron is responsible for all fees and expenses, including accountants’ and attorneys’ fees, incurred by Novitron and/or Clinical Data in connection with the GPSI merger agreement, this proxy statement, the private placement memorandum to be delivered to the stockholders of GPSI who have yet to consent to the GPSI merger and the registration statement and the transactions contemplated by such documents.

Financing of the GPSI Merger

The only merger consideration paid by Novitron to the stockholders of GPSI was shares of Novitron’s Series A preferred stock. Novitron estimates that the transaction fees in connection with the GPSI merger will total approximately $135,000, including the engagement of CCC for the fairness opinions provided by it to Novitron’s Board of Directors. Novitron will pay the costs of these transaction fees with funds drawn on the credit facility with LaSalle Business Credit. The credit facility with LaSalle Business Credit is described in this proxy statement below under the heading "Elan Diagnostics Acquisition" and the subheading "Credit Facility with LaSalle Business Credit." In addition, Novitron may be obligated to make cash payments to stockholders of GPSI who exercise their appraisal rights. In such an event, Novitron would use funds from consolidated working capital to make such payments.

Accounting Treatment of the GPSI Merger

The GPSI merger will be accounted for using the purchase method of accounting for business combinations in accordance with U.S. generally accepted accounting principles. Purchase accounting requires that the purchase price and costs of the acquisition be allocated to all of the assets of the acquired and liabilities assumed, based on their relative fair values.

Federal Income Tax Consequences of the GPSI Merger

The following discussion summarizes the material federal income tax consequences of the GPSI merger. This summary is based on current law, which is subject to change, possibly with retroactive effect. This summary does not address consequences that might apply to stockholders of GPSI who are subject to special rules or did not hold shares of GPSI’s common or preferred stock as a capital asset, nor does it address any potential state, local, or foreign tax consequences.

The GPSI merger is intended to qualify as a "reorganization" for federal income tax purposes. Accordingly, the GPSI merger agreement provides that the parties to the agreement will treat the GPSI merger as a reorganization and that none of them will take any action reasonably likely to adversely affect the status of the GPSI merger as a reorganization. The parties to the GPSI merger agreement have not requested a ruling from the Internal Revenue Service or an opinion of counsel regarding the qualification of the GPSI merger as a reorganization.

Provided the GPSI merger qualifies as a reorganization, no gain or loss should be recognized by GPSI, Novitron, or Clinical Data upon consummation of the GPSI merger, and Clinical Data should succeed to GPSI’s federal income tax basis in GPSI’s assets.

If the GPSI merger were to fail to qualify as a reorganization for federal income tax purposes, the GPSI merger would be a taxable transaction. In that case, GPSI would recognize gain or loss on the transfer of its assets, and GPSI stockholders would recognize gain or loss on the exchange of shares of GPSI’s common and preferred stock for shares of Novitron’s Series A preferred stock.

Regulatory Matters Pertaining to the GPSI Merger

Novitron has filed with The Nasdaq Stock Market a notification form regarding the listing of additional shares, which covers the shares of Novitron’s common stock issuable upon the conversion of the shares of Novitron’s Series A preferred stock issued to the stockholders of GPSI.

Subject to the approval of Novitron’s stockholders relating to the convertibility of Novitron’s Series A preferred stock to common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock, Novitron must comply with the following regulatory requirement in connection with the GPSI merger:

  Novitron must prepare and file a registration statement with the Securities and Exchange Commission to register for resale the shares of Novitron’s common stock issued upon the conversion of Novitron’s Series A preferred stock as discussed in this proxy statement above under the subheadings "Terms of the GPSI Merger Agreement" and "Registration Rights of Novitron’s Series A Preferred Stock."

ELAN DIAGNOSTICS ACQUISITION

Reasons for the Elan Diagnostics Acquisition; Approval by Novitron’s Board of Directors and the Special Committee

The Board of Directors of Novitron believes that the Elan Diagnostics acquisition is in the best interests of Novitron. On April 8, 2003 and April 28, 2003, the Board of Directors, with the exception of Randal J. Kirk who abstained, approved the Elan Diagnostics acquisition agreement. At the April 8, 2003 and April 28, 2003 meetings, the Board of Directors, with the exception of Mr. Kirk who abstained, adopted the resolutions of the independent special committee of the Board of Directors and, among other things:

  determined that the Elan Diagnostics acquisition agreement and the transactions contemplated by it, including the Elan Diagnostics acquisition, were advisable and in the best interest of Novitron and its stockholders; and
  approved the Elan Diagnostics acquisition agreement and the transactions contemplated by it.

For more information about the special committee, see the discussion above in this proxy statement under the heading "Landmark Merger" and the subheading "Reasons for the Landmark Merger; Approval by Novitron’s Board of Directors and the Special Committee."

In reaching their decisions, both the special committee and the Board of Directors consulted with Novitron’s management and with Novitron’s outside financial and legal advisors and considered a variety of factors, including the following material factors:

  the ability of the combined company to increase the breadth of products offered;
  the opportunity for the combined company to compete more effectively in the increasingly competitive global diagnostics market;
  the significant domestic base of Elan Diagnostics’ customers with installed, aging analyzers and its extensive distribution network;
  the anticipated consistent cash flow generated from the acquired product lines, namely Elan Diagnostics’ blood chemistry analyzers, diagnostic assays and consumables;
  the strategic fit of the businesses of Novitron, Old Landmark, GPSI and the acquired assets of Elan Diagnostics that would enable the combined company to offer a complete range of diagnostic products and services to the growing market of small and medium-sized medical laboratories located in the United States and abroad; and
  the potential of the combined company to enhance stockholder value through operating efficiencies.

The Board of Directors of Novitron and the special committee also considered a variety of risks and possible negative factors in their deliberations on the Elan Diagnostics acquisition. In particular, the Board of Directors and the special committee considered the following factors and risks:

  Novitron may not successfully integrate Elan Diagnostics’ business with its own;
  the combined company may have difficulty managing its growth;
  Novitron’s dependence upon certain key personnel;
  the products of the combined company require government approval to be marketed;
  physician office laboratories, the customer base that Novitron has acquired from Elan Diagnostics, must comply with government regulations;
  physician office laboratories are dependent on third-party payers to pay for their services;
  the combined company’s reliance on a limited group of suppliers could cause production delays and a substantial loss of revenue; and
  the combined company’s reliance on distributors for product sales and support.

The above discussion concerning the information and factors considered by the Board of Directors and the special committee is not intended to be exhaustive, but includes the material factors considered by the Board of Directors and the special committee in making their determinations. In view of the variety of factors considered in connection with the evaluation of the Elan Diagnostics acquisition agreement, the Board of Directors and the special committee did not quantify or otherwise attempt to assign relative weights to the specific factors they considered in reaching their determinations. In addition, individual directors may have considered various factors to have different relative importance. The Board of Directors and the special committee considered all of the factors as a whole and considered the factors in their totality to be favorable and to support the decision to approve the Elan Diagnostics acquisition agreement.

Terms of the Elan Diagnostics Acquisition Agreement

This section of the proxy statement describes material aspects of the Elan Diagnostics acquisition agreement. This summary does not purport to describe all of the terms of the Elan Diagnostics acquisition agreement. You should read the entire Elan Diagnostics acquisition agreement and the related documents carefully and in their entirety for a more complete understanding of the Elan Diagnostics acquisition and its terms. The discussion in this proxy statement of the Elan Diagnostics acquisition and the principal terms of the Elan Diagnostics acquisition agreement is subject to, and qualified in its entirety by reference to, the Elan Diagnostics acquisition agreement, which agreement and amendments are attached to this proxy statement as Annex H, Annex I, Annex J, Annex K and Annex L, respectively.

General

We completed the Elan Diagnostics acquisition on April 29, 2003. As permitted by the terms of the Elan Diagnostics acquisition agreement, Novitron assigned its rights under the Elan Diagnostics acquisition agreement to its wholly owned subsidiary, Clinical Data. As of the closing, Clinical Data acquired certain assets and liabilities, including accounts, inventories, and intellectual property, and assumed certain contracts that Elan Diagnostics entered into in its business of selling clinical chemistry instruments and reagents to the physician office laboratory market in the United States and certain other countries. Clinical Data did not acquire certain excluded assets and rights of Elan Diagnostics, such as:

  assets relating to the enteral infusion system line of business; and
  the right to use the names "Elan" and "Elan Diagnostics" and any variations thereof, except for a limited right to use certain pre-printed materials for 120 days after the closing.

Clinical Data did not acquire any real property from Elan Diagnostics, but Elan Diagnostics assigned leases for its facilities to Clinical Data.

Pursuant to the Elan Diagnostics acquisition agreement, Novitron agreed to offer employment to certain of Elan Diagnostics’ employees. As of April 29, 2003, Clinical Data had offered 102 employees of Elan Diagnostics positions similar to those previously held by such employees with Elan Diagnostics.

The Elan Diagnostics acquisition agreement contains customary representations and warranties and covenants. Subject to certain time limits and monetary caps, Elan Diagnostics and its parent, Elan Pharmaceuticals, agreed to indemnify Novitron and its subsidiaries and their respective directors and officers for certain breaches or inaccuracies of representations and warranties of Elan Diagnostics and Elan Pharmaceuticals and the failure of Elan Diagnostics and Elan Pharmaceuticals to discharge their covenants under the Elan Diagnostics acquisition agreement. Novitron agreed to similar indemnification provisions in favor of Elan Diagnostics and Elan Pharmaceuticals. Additionally, in connection with certain customer contracts as to which there was a dispute between Elan Diagnostics and the customer with respect to the contract’s assignability or with Elan Diagnostics’ performance at the time of closing under the Elan Diagnostics acquisition agreement, Novitron agreed to accept liability under these contracts in order to have the opportunity to renegotiate the terms of the contracts with the customers. Novitron and Clinical Data also agreed to indemnify Elan Pharmaceuticals and Elan Diagnostics for certain claims described in the Elan Diagnostics acquisition agreement with respect to these customer contracts. Novitron does not believe these obligations will have a material adverse effect on its consolidated financial position or results of operations.

Purchase Price

Clinical Data paid a purchase price of $7,500,000 in cash for the acquired Elan Diagnostics assets.

Expenses

Each party to the Elan Diagnostics acquisition agreement paid its own fees and expenses in connection with the Elan Diagnostics acquisition, including fees and expenses of such party’s counsel, accountants and other experts, except that Novitron and Elan Diagnostics shared equally all transfer, sales, recording and similar taxes arising in connection with the acquisition.

In addition to the purchase price of $7,500,000, Clinical Data incurred approximately $800,000 in fees and expenses related to the Elan Diagnostics acquisition. Novitron used approximately $5,500,000 in funds borrowed under a new credit facility among three of its wholly owned subsidiaries and LaSalle Business Credit, LLC to partially finance the Elan Diagnostics acquisition and paid the remainder of the purchase price with the working capital of the combined company following the Landmark merger and the GPSI merger. In addition to funding the Elan Diagnostics acquisition, Novitron has used approximately $380,000 in funds drawn on the credit facility with LaSalle Business Credit to pay for the closing costs of the transaction.

Credit Facility with LaSalle Business Credit

On April 29, 2003, Clinical Data and BioClinical Concepts, Inc., an indirect subsidiary as a result of the GPSI merger, borrowed $5,500,000 under the loan and security agreement, dated March 31, 2003, as amended on April 29, 2003, by and among LaSalle Business Credit, as lender, and Clinical Data, BioClinical Concepts and GPSI Acquisition, Inc., as borrowers. The discussion in this proxy statement of the loan and security agreement is subject to, and qualified in its entirety by reference to the loan and security agreement, as amended, which is attached to this proxy statement as Annex M and Annex N, respectively.

The loan and security agreement provides credit facilities of up to $10,000,000 in loans and letters of credit outstanding at any one time to the borrowers. All outstanding credits under the loan and security agreement are payable on demand. The loan and security agreement has an original term of three years and automatically renews from year to year if neither LaSalle Business Credit nor the borrowers terminate the loan and security agreement.

The borrowers’ ability to borrow money and have letters of credit issued under the loan and security agreement is governed by a loan limit formula which permits availability, but not more than the $10,000,000 maximum loan limit, equal to the sum of:

  85% of the borrowers’ "eligible accounts", plus
  either 50% of the lower of the cost or market value of the borrowers’ "eligible inventory," or $4,000,000, whichever is less, plus
  $160,000 as an equipment term facility, which reduces on a schedule of equal monthly payments of $2,666.66.

"Eligible accounts" is defined in the loan and security agreement as the face amount of the borrowers’ accounts receivable, less maximum discounts, credits and allowances taken by or granted to account debtors in connection with the borrowers’ business. "Eligible accounts" has typical exclusions, including a requirement that invoices evidencing accounts must be due and payable within 90 days after the date of invoice. If more than 25% of the aggregate amount of invoices to any account debtor remain unpaid for 90 days after the respective invoice dates, then all accounts receivable of that debtor are deemed ineligible. "Eligible inventory" is defined in the loan and security agreement in a manner typical of agreements like the loan and security agreement and includes the requirement that such inventory include only raw materials and finished goods located at the borrowers’ premises.

The amount available for further borrowing at any time by the borrowers, which we refer to as "excess availability," is the availability determined by this loan limit formula less:

  loans outstanding, plus
  letters of credit outstanding, plus
  any accounts payable of the borrowers which are more than 30 days past due.

Immediately after completion of the Landmark merger, the GPSI merger and the Elan Diagnostics acquisition and assuming reserves for closing costs, the borrowers had excess availability of approximately $2,000,000.

Loans accrue interest under the loan and security agreement, at the borrowers’ option, at an annual interest rate of either:

  0.25% in excess of the prime rate of LaSalle Bank National Association in effect from time to time, or
  300 basis points above reserve adjusted LIBOR, for any period of 30, 60 or 90 days, at the borrowers’ election, except that each LIBOR loan may be for no less than $1,000,000 and in increments of $1,000,000 and no more than five LIBOR loan tranches may be in effect at any one time.

In addition, the borrowers have paid to LaSalle Business Credit reimbursement of its expenses related to the loan and security agreement, a closing fee of $100,000 and an annual unused line of credit fee of 0.75% on the difference between the maximum loan limit and the average monthly loan balance.

All payments from all of the borrowers’ customers are required to be mailed directly to a lock box at LaSalle Bank, maintained in LaSalle Business Credit’s name. Within one business day after receipt of collected funds, LaSalle Business Credit will apply such collections against the borrowers’ liabilities under the loan and security agreement.

LaSalle Business Credit has a first lien on all of the borrowers’ tangible and intangible assets, whenever acquired. The borrowers’ obligations to LaSalle Business Credit are also guaranteed by Novitron and the surviving corporation in the Landmark merger. These guarantees are secured by liens on the respective assets of Novitron and the surviving corporation in the Landmark merger.

If the borrowers prepay the loans prior to the end of the original term or any renewal term and the loan and security agreement is terminated, the borrowers must pay LaSalle Business Credit a prepayment fee equal to:

  3% of the maximum loan limit if the prepayment occurs two or more years prior to the end of the original term,
  2% of the maximum loan limit if the prepayment occurs more than one year but less than two years prior to the end of the original term, or
  1% of the maximum loan limit if the prepayment occurs less than one year prior to the end of the original term or then current renewal term.

Loans under the loan and security agreement are conditioned on certain customary conditions. The loan and security agreement contains certain customary representations and warranties, covenants and events of default. It also contains certain negative covenants that preclude the borrowers from granting any liens on their assets, entering into transactions outside the ordinary course of business and incurring indebtedness, except to the extent that such indebtedness is subordinate to the loans under the loan and security agreement.

Accounting Treatment of the Elan Diagnostics Acquisition

The Elan Diagnostics acquisition will be accounted for using the purchase method of accounting for business combinations in accordance with U.S. generally accepted accounting principles. Purchase accounting requires that the purchase price and costs of the acquisition be allocated to all of the assets acquired and liabilities assumed, based on their relative fair values.

Federal Income Tax Consequences of the Elan Diagnostics Acquisition

The following discussion summarizes the material federal income tax consequences of the Elan Diagnostics acquisition. This summary is based on current law, which is subject to change, possibly with retroactive effect.

Pursuant to the Elan Diagnostics acquisition agreement, the purchase price and the liabilities assumed by Clinical Data, to the extent such liabilities constitute part of the amount realized by Elan Diagnostics or Elan Pharmaceuticals for federal income tax purposes, will be allocated among the assets purchased and the restrictive covenants that prohibit Elan Diagnostics or Elan Pharmaceuticals from soliciting employees of Novitron or its subsidiaries and divulging confidential information and that acknowledge Novitron’s right to seek injunctive relief for Elan Diagnostics’ or Elan Pharmaceuticals’ breach of such covenants. The allocation is intended to comply with the allocation method required by para. 1060 of the Internal Revenue Code.

Regulatory Matters Pertaining to the Elan Diagnostics Acquisition

Novitron and/or Clinical Data must notify the Food and Drug Administration of the Elan Diagnostics acquisition after closing. In addition, the approvals of certain foreign ministries may be required to fully realize the value of certain assets acquired from Elan Diagnostics amounting in the aggregate to $208,000. We have no reason to believe that such approvals will not be obtained in the ordinary course of business.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Directors and Executive Officers of the Company, and their respective ages and positions held in the Company, as of August 5, 2003, are as follows (1) :

Name	Age	Position Held
Israel M. Stein, M.D.	60	Chairman of the Board, Chief Executive Officer, and President
Randal J. Kirk	49	Director
Arthur B. Malman	62	Director
Larry D. Horner	69	Director
Audrey P. Ho	36	Senior Vice President and Chief Operating Officer
Mark D. Shooman	56	Senior Vice President and Chief Financial Officer
Vincent J. Maietta	53	Vice President of Manufacturing and Logistics
Caesar J. Belbel	44	Vice President, General Counsel and Secretary

(1) The directors of the Company serve in such capacity until the next annual meeting of stockholders or until their successors have been duly elected and qualified. The officers serve at the discretion of the Company’s Board of Directors. There are no family relationships among the Company’s officers and directors, nor are there any arrangements or understandings between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Set forth below is biographical information for each executive officer of the Company, other than executive officers who are nominated to serve as Directors of the Company and whose biographical information is set forth elsewhere in this proxy statement.

Audrey P. Ho (age 36) has served as Senior Vice President and Chief Operating Officer of the Company since April 29, 2003. Prior to joining the Company, Ms. Ho served between 1999 and April 29, 2003, as President and a member of the Board of Directors of Landmark Scientific, Inc., a manufacturer and supplier of clinical laboratory equipment and supplies, and as President and a member of the Board of Directors of Group Practice Services Incorporated, a physician’s office laboratory management and consulting services company. Previously, from 1996 to 1999, Ms. Ho served as President of Biological & Popular (Bermuda) Ltd., a medical services company. Ms. Ho received a Bachelor of Business Administration degree from the National University of Singapore, and a Master of Health Science degree from Johns Hopkins University.

Mark D. Shooman (age 56) has served as Senior Vice President and Chief Financial Officer of the Company since May 27, 2003. Prior to joining the Company, Mr. Shooman served between 2001 and 2003 as Chief Financial Officer of OuterLink Corporation, a telecommunications company. Previously, from 2000 to 2001, Mr. Shooman served as CFO of Celerix, Inc., a business-to-business Internet e-commerce company, and from 1992 to 2000 as Vice President and Chief Financial Officer of ADE Corporation, a publicly-held semiconductor equipment manufacturer. Mr. Shooman is a Certified Public Accountant and holds a Bachelor of Science degree in Electrical Engineering from Rensselear Polytechnic Institute and a Master of Business Administration degree from The Ohio State University.

Vincent J. Maietta (age 53) has served as Vice President of Manufacturing and Logistics of the Company since May 12, 2003. Prior to joining the Company, Mr. Maietta served from 2001 to 2003 as a consultant for Beacon Consulting, a Massachusetts-based process manufacturing consultancy. Previously, from 1999 to 2001, Mr. Maietta served as Technology Consulting Program Manager for i2 Technologies, Inc., a publicly-held supply chain solutions company, and from 1985 to 1999, as Program Manager for Sales Automation for Digital Equipment Corporation and its successor Compaq Computer Corp., publicly-held computer hardware manufacturers. Mr. Maietta holds a Bachelor of Science degree in Industrial Engineering from Rensselear Polytechnic Institute and a Master of Science degree from the Sloan School of Management at the Massachusetts Institute of Technology.

Caesar J. Belbel (age 44) has served as Vice President and General Counsel of the Company since May 7, 2003, and was elected Secretary of the Company on June 25, 2003. Prior to joining the Company, Mr. Belbel served from 2000 to 2002 as Senior Vice President, General Counsel and Secretary of Xpedior Incorporated, a publicly-held Internet consulting services and e-commerce software development company that filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2001. Previously, from 1997 to 2000, Mr. Belbel served as General Counsel of Programart Corporation, a developer of application performance management software. Mr. Belbel holds a Bachelor of Arts degree from Columbia University, and a Juris Doctor degree from Boston College Law School.

Section 16(a) Beneficial Ownership Report Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of voting securities of the Company, and to furnish copies of such reports to the Company. Based solely on a review of copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2003.

EXECUTIVE COMPENSATION

The following table and accompanying notes sets forth certain information concerning the compensation earned by the Company’s Chief Executive Officer and other persons who were serving as executive officers at the end of the last completed fiscal year and whose salary and bonuses were in excess of $100,000. No other compensation not covered in the following table and accompanying notes was paid or distributed by the Company to such persons during the period covered. Non-employee Directors are paid a fee of $1,250 per meeting of the Board of Directors attended. Meetings of the Audit and Compensation Committees are generally held in conjunction with Board of Directors meetings and are not separately compensated. Directors who are employees of the Company receive no additional compensation for service on the Board of Directors. The Company reimburses Directors for all out-of-pocket expenses incurred in attending each Board and Committee meeting.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year (1)	Salary ($)(2)	Bonus ($)	Other Annual Compensation ($)(4)	Securities Underlying Options (#) (5)(6)	All other Compensation ($)
Israel M. Stein, M.D. Chief Executive Officer, President and Treasurer	2003 2002 2001	185,000 185,000 185,000	60,000 20,000 35,000	0 0 0	0 50,000 0	0 0 0
Adrian Tennyenhuis (3) Managing Director of Vital Diagnostics Pty. Ltd.	2003 2002 2001	102,570 84,146 71,065	20,273 16,900 22,986	34,752 20,643 12,446	0 3,125 0	0 0 0
Emile Hugen (3) Managing Director Vital Scientific NV	2003 2002 2001	100,422 78,493 76,150	17,962 9,906 9,994	28,106 11,862 8,521	0 3,125 3,125	0 0 0
(1)	The Company's fiscal year ends on March 31.
(2)

Salaries paid in foreign currency are translated into U.S. dollars at the spot rate on the last day of the fiscal year. At March 31, 2003 the spot rate was 0.919 Euros and 1.658 Australian dollars to the U.S. dollar, respectively.

(3)	As of April 29,2003, Messrs. Tennyenhuis and Hugen continued as executive officers of the Company's respective subsidiaries but not as executive officers of the Company.
(4)

The executive officers named in the Summary Compensation Table did not receive personal benefits or perquisites in excess of the lesser of $50,000 or 10% of the combined salary and bonus reported with respect to each of fiscal years 2003, 2002, and 2001, unless otherwise shown. The amounts in Other Annual Compensation are contributions to a deferred compensation plan in the respective countries.

(5)	The number of securities underlying options has been retroactively restated to reflect a 10% stock dividend on March 27, 1998 and a 5 for 4 stock split on September 10, 2002.
(6)

The aggregate number of options issued pursuant to the Company's 1991 Stock Option Plan and representing the right to purchase shares of the Company's Common Stock at a fixed price per share (fair market value on the date of the grant). There were no issuances of stock options to these officers during the Company's last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

Name	Number of Shares Acquired On Exercise	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (3) Exercisable Unexercisable		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (2) Exercisable Unexercisable
Israel M. Stein, M.D.	0	0	89,375	0	147,969	0
Adrian Tennyenhuis	0	0	3,225	0	2,555	0
Emile Hugen	3,125	10,625	3,125	0	2,225	0
(1)	Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired without deducting taxes or commissions paid by employee.
(2)	Value of unexercised options equals fair market value of the shares underlying in-the-money options at March 31, 2003 ($3.80 per share), less exercise price, times the number of options outstanding.

The Company maintains no long-term incentive plans for executive officers other than the Company's 1991 and 2002 Stock Option Plans. The Company maintains no defined benefit or actuarial plans for executive officers.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

In October 2001, Dr. Stein entered into an employment agreement with the Company. The agreement provides that Dr. Stein will serve as Chairman of the Board, President and Chief Executive Office of the Company for a four year term commencing on October 29, 2001 and expiring on October 28, 2005. The agreement will be automatically renewed for successive one-year periods thereafter unless either the Company or Dr. Stein provide written notice of nonrenewal at least six (6) months in advance of the expiration of the then current term of the agreement. Under the agreement, Dr. Stein is paid an annual base salary of $180,000 per year, which base salary is subject to the annual review of the Board of Directors. Dr. Stein is also eligible to earn an annual bonus equal to 5% of the Company’s earnings before interest, taxes, depreciation and amortization, or such higher amount as the Board of Directors may determine.

Dr. Stein’s employment agreement also provides that, in the event Dr. Stein’s employment is terminated by the Company without cause (as such term is defined in the agreement), Dr. Stein shall be entitled to receive (a) his base salary as then in effect for the balance of the then current term of the agreement; (b) his annual bonus for the year in which such termination of his employment was effected; and (c) an extension of the period for the exercise of stock options granted to Dr. Stein for the longer of five years following such termination of employment or any longer period provided under the applicable plan pursuant to which such stock options were granted. Under certain circumstances leading to the termination of his employment by the Company or his resignation occurring either ninety (90) days prior or twenty four (24) months following a change of control of the Company, Dr. Stein shall be entitled to (i) receive four times the average annual base salary and bonus paid to Dr. Stein during each of the three years prior to the time of termination or resignation; (ii) continuation for forty-eight (48) months of all medical, disability and insurance benefits available to Dr. Stein at the time of termination or resignation, or such shorter period as may be then provided company policies or applicable law; (iii) acceleration of vesting of all unvested stock options; and (iv) extension of the period for the exercise of stock options granted to Dr. Stein for the longer of five years following such termination or resignation, or any longer period provided under the applicable plan pursuant to which such stock options were granted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the number of shares of each class of equity securities of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by (1) any person (including any "group" as that term defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of voting securities of the Company, (2) each Director or nominee, (3) the "named executive officers" of the Company (as defined in Item 402(a)(2) of SEC Regulation S-B), and (4) by all Directors and executive officers of the Company and its subsidiaries, as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table of any shares of stock if he or she has or shares voting power or investment power with respect to any such shares or has the right to acquire beneficial ownership at any time within sixty days after August 5, 2003. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each individual named has sole voting and investment power with respect to the shares of common stock listed as being beneficially owned by such individual.

Name and Address of Beneficial Owner (1)	Shares of Common Stock and Nature of Beneficial Ownership	Percent of Common Stock	Shares of Series A Nonvoting Convertible Preferred Stock and Nature of Ownership(2)	Percent of Preferred Stock
Israel M. Stein, MD	655,528(3)	32.7%	-	-
Randal J. Kirk	735,977(4)	36.7%	202,665(10)	81.9%
Emile Hugen	27,292(5)	1.4%	-	-
Arthur B. Malman	30,398(6)	1.5%	-	-
Adrian Tennyenhuis	16,979(7)	*	-	-
Larry D. Horner	17,125(8)	*	-	-
Caesar J. Belbel	0	*	-	-
Audrey P. Ho	0	*	18,228	*
Vincent J. Maietta	0	*	-	-
Mark D. Shooman	0	*	-	-
All Directors and Executive Officers as a group (10 persons)	1,483,299(9)	73.9%	220,893	82.1%
* Indicates less than 1% ownership.
(1)	The address of each of the named directors and officers is: c/o Novitron International, Inc., One Gateway Center, Suite 411, Newton, Massachusetts 02458.
(2)

If the proposal to approve the convertibility of outstanding shares of the Company’s Series A preferred stock into shares of the Company’s common stock is approved by stockholders at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on September 25, 2003, each outstanding share of Series A preferred stock may be converted into ten shares of common stock.

(3)

Includes 45,418 shares held in joint tenancy with Dr. Stein's wife as to which Dr. Stein disclaims beneficial ownership. Also includes 89,375 shares issuable upon the exercise of stock options exercisable within 60 days of August 5, 2003.

(4)

Includes 56,250 shares owned by Kirkfield, LLC, 99,033 shares owned by RJK, LLC,  9,211 shares owned by Zhong Mei, LLC, and 138,342 shares owned by New River Management  II, LP. Mr. Kirk is deemed to have beneficial ownership of all shares owned by Kirkfield, LLC, RJK, LLC and Zhong Mei, LLC and New River Management II, LP.

(5)	Includes 3,125 shares issuable upon the exercise of stock options exercisable within 60 days after August 5, 2003.
(6)	Includes 18,125 shares issuable upon the exercise of stock options exercisable within 60 days after August 5, 2003.
(7)	Includes 3,225 shares issuable upon the exercise of stock options exercisable within 60 days after August 5, 2003.
(8)	Includes 15,000 shares issuable upon the exercise of stock options exercisable within 60 days after August 5, 2003.
(9)	See footnotes (3), (5), (6), (7) and (8).
(10)

Includes 37,716 shares owned by Kirkfield, LLC, 48,085 shares owned by RJK, LLC, 2,388 shares owned by Zhong Mei, LLC, 41,682 shares owned by New River Management II, LP, and 11,289 shares owned by Third Security Staff 2001 LLC. Mr. Kirk is deemed to be the beneficial owner of all shares owned by Kirkfield, LLC, RJK, LLC, Zhong Mei, LLC, New River Management II, LP, and Third Security Staff 2001 LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal year 2000, Landmark Scientific, Inc., of which Randal J. Kirk, a director of the Company, was the majority stockholder prior to April 29, 2003, entered into an exclusive distribution arrangement with Vital Scientific NV, the Dutch subsidiary of the Company, for the sale and marketing of certain products of the Company in the eastern half of the United States. The terms of these distribution arrangements are substantially similar to other distribution arrangements entered into by the Company from time to time with unrelated parties. For the fiscal year ended March 31, 2003, sales to Landmark Scientific amounted to approximately $128,000.

The law firm of Malman & Goldman, LLP, of which Arthur B. Malman, a director of the Company, is a partner, provided legal services to the Company during fiscal year 2003. The fees invoiced by Malman & Goldman, LLP amounted to approximately $55,000.

Mr. Kirk is affiliated with Third Security, which acted as an advisor to all of the stockholders of Landmark and GPSI in connection with the Landmark and GPSI mergers respectively. Third Security received fees of $235,000 from Old Landmark in connection with the Landmark merger. In addition to the foregoing, please see the Company’s disclosure in the proxy statement above under the headings "Landmark Merger" and "GPSI Merger," which sets forth information concerning Mr. Kirk’s interests in Old Landmark and GPSI.

FINANCIAL STATEMENTS

The following financial statements are attached to this proxy statement:

  Audited Consolidated Financial Statements of Elan Diagnostics Inc. as of December 31, 2002 and 2001 and for the Years Then Ended, attached to this proxy statement as Annex O.
  Unaudited Consolidated Financial Statements of Elan Diagnostics Inc. as of March 28, 2003 and March 29, 2002 and for the Three Months Then Ended, attached to this proxy statement as Annex P.
  Audited Consolidated Financial Statements of Group Practice Services Incorporated as of December 31, 2002 and 2001 and for the Years Then Ended, attached to this proxy statement as Annex Q.
  Unaudited Consolidated Financial Statements of Group Practice Services Incorporated as of March 31, 2003 and 2002 and for the Three Months Then Ended, attached to this proxy statement as Annex R.
  Audited Financial Statements of Landmark Scientific, Inc. as of December 31, 2002 and 2001 and for the Years Then Ended, attached to this proxy statement as Annex S.
  Unaudited Financial Statements of Landmark Scientific Inc. as of March 31, 2003 and 2002 and for the Three Months Then Ended, attached to this proxy statement as Annex T.
  Unaudited pro forma condensed combining financial statements of Novitron International, Inc. as of March 31, 2003, giving effect to the acquisition of the operating assets of Elan Diagnostics Inc., Group Practice Services Incorporated, and Landmark Scientific, Inc., attached to this proxy statement as Annex U.
  Unaudited consolidated financial statements of Novitron International, Inc., as of June 30, 2003 and June 30, 2002, and for the Three Months Then Ended, attached to this proxy statement as Annex V.

CERTAIN ANTI-TAKEOVER EFFECTS

Certain provisions of Novitron’s Certificate of Incorporation and Amended and Restated By-Laws summarized in the following paragraphs may be deemed to have anti-takeover effects. These provisions may have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors but which individual stockholders of Novitron may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then-current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. Such provisions also render the removal of the current Board of Directors more difficult. In the proxy statement, we refer to our Amended and Restated By-Laws as simply our By-Laws.

Number of Directors; Removal; Filling Vacancies

Novitron’s By-Laws provide that the number of directors will be fixed from time to time by resolution of the stockholders or the Board of Directors and that the number of directors may be increased or decreased at any time by the stockholders or a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The By-Laws also permit directors to fill any vacancy occurring in the Board of Directors by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director. Moreover, the By-Laws provide any one or more or all of the directors may be removed with or without cause, by the holders of a majority of the shares of stock then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series. These provisions would prevent a stockholder with less than a majority interest from removing a director unless such stockholder had first obtained adequate support from a sufficient number of other stockholders and allow a majority of the incumbent directors to fill any vacancies on the Board, not already filled by the stockholders, without approval of stockholders until the next annual meeting of stockholders at which directors are elected.

Persons Authorized to Call Special Meeting

Novitron’s By-Laws permit only the President or the Board of Directors to call a special meeting of stockholders. This provision would prevent a stockholder from calling a special meeting to consider a merger or other transaction unless such stockholder had first obtained adequate support from management or the Board of Directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Novitron’s By-Laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder’s notice must be delivered to or mailed and received at Novitron’s principal executive offices not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The By-Laws also specify requirements as to the form and content of a stockholder’s notice. These provisions may preclude, delay or discourage stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

Amendment of the By-Laws

Novitron’s Certificate of Incorporation and By-Laws authorize the Board of Directors to alter, amend or repeal the By-Laws or adopt new by-laws by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The By-Laws permit stockholders to alter, amend or repeal the By-Laws or adopt new by-laws by the affirmative vote of the holders, present in person or represented by proxy, of two-thirds of the shares of the stock of the Company entitled to vote at any regular or special meeting of stockholders, provided that notice of such alteration, amendment, repeal or adoption of new by-laws is stated in the notice of any such regular or special meeting. These provisions would prevent a stockholder with less than a two-thirds interest from altering, amending or repealing any by-law or adopting any new by-law unless such stockholder had first obtained adequate support from a sufficient number of other stockholders, but would permit a majority of the directors to take such action without the approval of stockholders.

Statutory Business Combination Provision

Novitron is subject to the provisions of Section 203 of the Delaware General Corporation Law. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person who is an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless:

  the transaction resulting in the person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;
  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or
  on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder.

Under para.  203, an "interested stockholder" is defined (with certain limited exceptions) as any person that is:

  the owner of 15% or more of the outstanding voting stock of the corporation; or
  an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person.

A corporation may, at its option, exclude itself from the coverage of para.  203 by amending its certificate of incorporation or by-laws by action of its stockholders to exempt itself from coverage, provided that such by-law or charter amendment does not become effective until twelve months after the date it is adopted. Neither Novitron’s Certificate of Incorporation nor its By-Laws contains any such exclusion.

AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(PROPOSAL 1 ON THE ENCLOSED PROXY CARD)

On April 8 and April 28, 2003, the Board of Directors approved, and is recommending that the stockholders approve, an amendment to Article FOURTH of Novitron’s Certificate of Incorporation to increase the number of authorized shares of Novitron's common stock from 6,000,000 to 12,000,000. The full text of the proposed amendment to increase the number of authorized shares of common stock is as follows:

"FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 13,500,000 shares, consisting of: (i) 12,000,000 shares of Common Stock, $.01 par value per share; and (ii) 1,500,000 shares of Preferred Stock, $.01 par value per share."

Purposes and Effect of Increase in Number of Authorized Shares of Common Stock

This proposed amendment to Article FOURTH of Novitron's Certificate of Incorporation would increase the number of authorized shares of common stock which Novitron is authorized to issue from 6,000,000 to 12,000,000. The additional 6,000,000 shares of common stock would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the share of Novitron's common stock presently issued and outstanding. At July 31, 2003, 1,877,006 shares of Novitron's common stock were issued and outstanding and of the remaining 4,122,994 authorized but unissued shares of common stock, Novitron has reserved the following:

  150,000 shares pursuant to Novitron's 1991 Stock Option Plan;
  75,000 shares pursuant to Novitron's 1991 Director’s Stock Option Plan;
  250,000 shares pursuant to Novitron's 2002 Incentive and Stock Option Plan;
  250,000 shares to be issued, subject to the approval by Novitron's stockholders, upon conversion of Novitron’s Series A preferred stock to stockholders of Old Landmark; and
  2,222,500 shares to be issued, subject to the approval by Novitron's stockholders, upon conversion of Novitron’s Series A preferred stock to stockholders of GPSI.

The Board of Directors believes it is desirable to increase the number of shares of common stock Novitron is authorized to issue to provide Novitron with adequate flexibility for the purposes described below. As set forth above, the total number of shares of Novitron's common stock reserved for issuance is 2,947,500. In the event that Novitron was required to issue all of the shares of common stock currently reserved, it would have only 1,175,494 shares of common stock remaining available for issuance at a later date. If the stockholders approve this proposal, the increased number of authorized shares of Novitron’s common stock will be available for issuance at a later date for such purposes and consideration as the Board of Directors may approve without further stockholder approval unless such approval is required by applicable law or regulation, including the listing regulations of The Nasdaq Stock Market, which may require approval under certain circumstances. Such purposes may include additional public or private issuances of common stock or other securities convertible into common stock in connection with financing transactions, formation of strategic relationships with other companies, mergers and acquisitions, as well as stock dividends, warrants, stock options or other stock-based incentive or compensation programs. Because many corporate transactions, such as mergers and acquisitions, proceed at a fast pace and are often complex and unpredictable, Novitron cannot predict when and if the issuance of common stock to acquisition targets or for capital raising purposes will be deemed appropriate by the Board of Directors or will be required as a commitment in connection with a specific transaction.

Except as described above, Novitron has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment, although opportunities for additional issuance could arise at any time. The availability of additional shares of common stock for issuance without the delay and expense of obtaining stockholder approval will afford Novitron greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future.

Adoption of the proposed amendment and the issuance of additional shares of common stock may be viewed as having adverse effects upon the holders of Novitron’s common stock. Specifically, the issuance of additional shares of common stock could result in dilution of the ownership, earnings per share and voting rights of current holders of Novitron's common stock. The holders of Novitron's Series A preferred stock and common stock do not presently have preemptive rights to subscribe for the additional shares of common stock proposed to be authorized. The proposed amendment would not change the par value of Novitron's Series A preferred stock or common stock.

Effective Date of Proposed Amendment

If approved by the stockholders, the amendment to Article FOURTH to increase the number of authorized shares of common stock will become effective upon filing of a Certificate of Amendment to Novitron’s Certificate of Incorporation with the Secretary of State of Delaware.

Certain Anti-Takeover Effects of Proposal 1

At the present time, Novitron is not aware of any pending or threatened efforts by any third party to obtain control of Novitron, and Proposal 1 is not being made in response to any such efforts. However, the availability for issuance of additional shares of common stock could enable Novitron’s Board of Directors to make more difficult or discourage an attempt to obtain control of Novitron. For example, issuance of shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of Novitron and deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. Such devices may adversely affect stockholders of Novitron who desire a change in management or the Board of Directors or to participate in a tender offer or other sale transaction involving a change in control of Novitron.

Vote Required

The amendment to Novitron’s Certificate of Incorporation to increase the number of authorized shares of common stock must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and the holders of a "majority of the minority" of Novitron’s common stock. A "majority of the minority" of Novitron’s common stock refers to the holders of a majority of Novitron’s common stock present, in person or represented by proxy, at the Meeting and entitled to vote, excluding Randal J. Kirk, his Affiliates, Israel M. Stein, M.D., and Novitron's other directors and officers.

The Board of Directors Recommends a Vote FOR the Amendment to Novitron's Certificate of Incorporation to Increase the Number of Shares of Common Stock that Novitron is Authorized to Issue

AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

(PROPOSAL 2 ON THE ENCLOSED PROXY CARD)

On April 8 and April 28, 2003, the Board of Directors approved, and is recommending that the stockholders approve, an amendment to Article FOURTH of Novitron’s Certificate of Incorporation to increase the number of authorized shares of Novitron's preferred stock from 1,000,000 to 1,500,000. The full text of the proposed amendment to increase the number of authorized shares of preferred stock is as follows:

"FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 13,500,000 shares, consisting of: (i) 12,000,000 shares of Common Stock, $.01 par value per share; and (ii) 1,500,000 shares of Preferred Stock, $.01 par value per share."

Purposes and Effect of Increase in Number of Authorized Shares of Preferred Stock

This proposed amendment to Article FOURTH of Novitron's Certificate of Incorporation would increase the number of authorized shares of "blank check" preferred stock which Novitron is authorized to issue from 1,000,000 to 1,500,000. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional and other rights, including voting rights, qualifications, limitations and restrictions are determined by the board of directors of a corporation. As such, Novitron’s Board of Directors will, in the event of the approval of this amendment, be entitled to authorize the creation and issuance of an additional 500,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the Board of Director’s sole discretion, subject to the restrictions set forth in Novitron’s Certificate of Incorporation. No further authorization will be required from Novitron’s stockholders for such creation or issuance.

On July 31, 2003, 247,250 shares of Novitron's Series A preferred stock were outstanding. This series was created from the existing authorized pool of 1,000,000 shares for blank check preferred stock. None of the remaining 752,750 authorized but unissued shares of Novitron’s preferred stock has been reserved. The dividend, voting, conversion and liquidation rights of Novitron’s Series A preferred stock are described in this proxy statement under the heading "Landmark Merger" and the subheadings "Terms of the Landmark Merger Agreement" and "Terms of the Series A Preferred Stock."

The Board of Directors believes it is desirable to increase the number of shares of preferred stock Novitron is authorized to issue to provide Novitron with adequate flexibility for the purposes described below. If the stockholders approve this proposal, the increased number of authorized shares of preferred stock will be available for issuance at a later date for such purposes and consideration as the Board of directors may approve without further stockholder approval, unless such approval is required by applicable law or regulation, including the listing regulations of The Nasdaq Stock Market, which may require approval under certain circumstances. Such purposes may include public or private issuances of securities in connection with financing transactions, formation of strategic relationships with other companies, mergers and acquisitions or the need for additional capital to support these and other activities. Because many corporate transactions, including mergers and acquisitions, proceed at a fast pace and are often complex and unpredictable, Novitron cannot predict when and if issuance of preferred stock to acquisition targets or for capital raising purposes will be deemed appropriate by the Board of Directors or will be required as a commitment in connection with a specific transaction.

Novitron has no specific agreements, commitments or plans at this time for the sale or other use of the preferred stock, although opportunities for issuance could arise at any time. The availability of additional shares of preferred stock without the delay and expense of obtaining stockholder approval will afford Novitron greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future.

Adoption of the proposed amendment and the issuance of additional shares of preferred stock and common stock, if such preferred stock is convertible into common stock, may be viewed as having adverse effects upon the holders of Novitron’s common stock. Specifically, the issuance of preferred stock could result in an increase in the number of shares of common stock outstanding, and a dilution in the ownership, earnings per share and voting rights of current holders of Novitron’s common stock. The holders of Novitron's Series A preferred stock and common stock do not presently have preemptive rights to subscribe for the additional shares of common stock proposed to be authorized. The proposed amendment would not change the par value of Novitron's Series A preferred stock or common stock.

Effective Date of Proposed Amendment

If approved by the stockholders, the amendment to Article FOURTH to increase the number of authorized shares of the preferred stock will become effective upon filing of a Certificate of Amendment to Novitron’s Certificate of Incorporation with the Secretary of State of Delaware.

Certain Anti-Takeover Effects of Proposal 2

At the present time, Novitron is not aware of any pending or threatened efforts by any third party to obtain control of Novitron, and Proposal 2 is not being made in response to any such efforts. The authorization or issuance of blank check preferred stock may be viewed as being an "anti-takeover" device. In the event of a proposed merger, tender offer or other attempt to gain control of Novitron that the Board of Directors does not believe to be in the best interests of Novitron or its stockholders, the Board of Directors could issue additional preferred stock which could make any such takeover attempt much more difficult to complete. Blank check preferred stock may also be used in connection with the issuance of a shareholder rights plan, sometimes called a poison pill. Consequently, the issuance of preferred stock in such circumstances may adversely affect stockholders of Novitron who desire a change in management or the Board of Directors or to participate in a tender offer or other sale transaction involving a change in control of Novitron. The Board of Directors has not approved any plan to issue any preferred stock for this or any other purpose except for shares that were issued in connection with the Landmark and GPSI mergers. The Board of Directors does not intend to issue any preferred stock except on terms that the Board of Directors deems to be in the best interest of Novitron and its stockholders.

Vote Required

The amendment to Novitron’s Certificate of Incorporation to increase the number of authorized shares of preferred stock must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and the holder of a "majority of the minority" of Novitron’s common stock, present, in person or represented by proxy, at the Meeting and entitled to vote.

The Board of Directors Recommends a Vote FOR the Amendment to Novitron's Certificate of Incorporation to Increase the Number of Shares of Preferred Stock that Novitron is Authorized to Issue

AMENDMENT TO NOVITRON'S CERTIFICATE OF INCORPORATION TO

CHANGE NOVITRON'S NAME TO CLINICAL DATA, INC.

(PROPOSAL 3 ON THE ENCLOSED PROXY CARD)

On April 8 and April 28, 2003, the Board of Directors approved, and is recommending that the stockholders approve, an amendment to Article FIRST of Novitron’s Certificate of Incorporation to change the corporate name. The full text of the proposed amendment to change the corporate name to Clinical Data, Inc. is as follows:

"FIRST: The name of the Corporation is Clinical Data, Inc."

Purpose and Effect of Change in Corporate Name

The Board of Directors believes that the change of the corporate name is desirable in view of the significant change in the character and strategic focus of Novitron’s business resulting from the Landmark and GPSI mergers and the Elan Diagnostics acquisition.

Vote Required

The amendment to change Novitron’s name must be approved by the affirmative vote of the holders of a majority of Novitron’s outstanding common stock entitled to vote at the Meeting as of the record date and the holders of a "majority of the minority" of Novitron’s common stock, present, in person or represented by proxy, at the Meeting and entitled to vote. If the amendment is adopted, stockholders of Novitron will not be required to exchange outstanding stock certificates for new certificates.

Effective Date of Proposed Amendment

If approved by the stockholders, the amendment to Article FIRST will become effective upon filing of a Certificate of Amendment to Novitron’s Certificate of Incorporation with the Secretary of State of Delaware.

The Board of Directors Recommends a Vote FOR the Amendment to Novitron's Certificate of Incorporation to Change Novitron's Name to Clinical Data, Inc.

CONVERTIBILITY OF NOVITRON’S SERIES A PREFERRED STOCK ISSUED TO STOCKHOLDERS OF LANDMARK AND GPSI INTO SHARES OF NOVITRON’S COMMON STOCK AND SUBSEQUENT ISSUANCE OF SHARES OF NOVITRON’S COMMON STOCK ISSUABLE UPON CONVERSION OF SHARES OF NOVITRON’S SERIES A PREFERRED STOCK

(PROPOSAL 4 ON THE ENCLOSED PROXY CARD)

Purpose and Effect of Convertibility of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark and GPSI and Subsequent Issuance of Shares of Novitron’s Common Stock Issuable Upon Conversion of Shares of Novitron’s Series A Preferred Stock

The Board of Directors believes that the convertibility of Novitron’s Series A preferred stock issued to the stockholders of Old Landmark and GPSI and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of shares of Novitron’s Series A preferred stock are in the best interests of Novitron because the terms of Novitron’s Series A preferred stock as negotiated with the majority of the stockholders of Old Landmark and GPSI require us to pay substantial semi-annual dividends, unless Novitron’s Series A preferred stock is converted into Novitron’s common stock. Beginning on July 1, 2004, holders of Novitron’s Series A preferred stock will be entitled to receive semi-annual cumulative dividends payable in cash in the amount of 10% of the initial preference value ($4.01) per share per annum on a current basis, subject to certain adjustments. Although the Board of Directors believes that the Landmark and GPSI mergers are in the best interests of Novitron and its stockholders, the Board of Directors believes that the payment of dividends on Novitron’s Series A preferred stock could impair our operations and hinder our business strategy. In addition, unless Novitron’s Series A preferred stock is converted into Novitron’s common stock, the holders of Novitron’s Series A preferred stock would have the right to vote as a separate class on certain corporate matters and to authorize, effect or validate certain transactions to the extent required under Delaware law, such as a merger or the designation of any new class or series of capital stock that has rights, preferences or dividends that rank senior or equal to Novitron’s Series A preferred stock. Thus, the Board of Directors could be required to seek the approval of Novitron’s Series A preferred stockholders before issuing any senior preferred stock or additional shares of Novitron’s Series A preferred stock in connection with another merger or certain financing transactions.

If the convertibility of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of shares of Novitron’s Series A preferred stock are approved, stockholders of Old Landmark and GPSI will have the right to convert shares of Novitron’s Series A preferred stock owned by them into shares of common stock of Novitron on or prior to the earlier to occur of a liquidation, dissolution, winding up, or change of control of Novitron or the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3 or another applicable form, to register for resale the shares of common stock issuable upon conversion of Novitron’s Series A preferred stock. The shares of Novitron’s Series A preferred stock shall automatically be converted into shares of common stock of Novitron upon the later to occur of (i) Novitron’s stockholders approval of the convertibility of its Series A preferred stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred and (ii) the date upon which the Securities and Exchange Commission declares effective a registration statement on Form S-3 or another applicable form, to register for resale the shares of common stock issuable upon conversion of Novitron’s Series A preferred stock.

Certain Anti-Takeover Effects of Proposal 4

At the present time, Novitron is not aware of any pending or threatened efforts by any third party to obtain control of Novitron, and Proposal 4 is not being made in response to any such efforts. However, the issuance of shares of Novitron common stock to the stockholders of Old Landmark and GPSI upon elective or automatic conversion of its Series A preferred stock could discourage a third party’s attempt to obtain control of Novitron. The issuance of shares of Novitron common stock to the stockholders of Old Landmark and GPSI upon elective or automatic conversion of its Series A preferred stock will increase the number of outstanding shares of common stock, thereby diluting the interest of a party who may attempt to obtain control of Novitron and deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. The issuance of additional shares of common stock may adversely affect stockholders of Novitron who desire a change in management or the Board of Directors or to participate in a tender offer or other sale transaction involving a change in control of Novitron.

Vote Required

The convertibility of the Series A preferred stock issued to stockholders of Old Landmark and GPSI and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock must be approved by a majority of the votes cast at the Meeting and by a vote of the holders of a "majority of the minority" of Novitron’s common stock, present, in person or represented by proxy, at the Meeting and entitled to vote.

The Board of Directors Recommends a Vote FOR the Convertibility of Novitron’s Series A Preferred Stock Issued to Stockholders of Old Landmark and GPSI into Shares of Novitron’s Common Stock and the Subsequent Issuance of Shares of Novitron’s Common Stock Issuable Upon Conversion of Novitron’s Series A Preferred Stock

ELECTION OF DIRECTORS

(PROPOSAL 5 ON THE ENCLOSED PROXY CARD)

One of the purposes of the Meeting is to elect four (4) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. The nominees are Israel M. Stein, M.D., Randal J. Kirk, Arthur B. Malman and Larry D. Horner. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the four (4) nominees named above, unless otherwise specified on the proxy card. All four (4) of the nominees are currently members of the Board and all four (4) nominees have consented to be named and to serve if elected.

The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

The following are summaries of the background and business experience and descriptions of the principal occupations of the nominees.

Israel M. Stein, M.D. (age 60) has been the Company’s Chief Executive Officer, President and Treasurer since 1972. Dr. Stein also has served as Chairman of the Board of the Company since 1972. Dr. Stein received his B.A. from Brooklyn College of the City University of New York and an M.D. from the Albert Einstein College of Medicine of Yeshiva University.

Randal J. Kirk (age 49) has been a Director of the Company since 2002, and has served as the Senior Managing Director of Third Security, LLC, since 1999. Additionally, Mr. Kirk currently serves in a number of capacities, including the following: Chairman, President and CEO of New River Pharmaceuticals Inc., since 1996; Chairman of Biological & Popular Culture LLC and its predecessor since 1999; and Chairman, President and CEO of Third Security Management Corporation, since 2001. Mr. Kirk served as Chairman of Landmark Scientific, Inc., from 1996 and as Chairman of Group Practice Services Incorporated and its predecessors from 1998 until their respective mergers with the Company on April 29, 2003. He has also served as a Director of the Radford University Foundation, Inc., since 1998 and was recently appointed to the Board of Visitors of Radford University. Mr. Kirk co-founded General Injectables & Vaccines, Inc., in 1983 and served as Chairman of the Board prior to the 1998 sale of the company. Mr. Kirk also served as a Director of Scios, Inc. (prior to its purchase by Johnson & Johnson, NASDAQ: SCIO), between 2000 and 2002. Mr. Kirk received a B.A. in Economics from Radford University and a J.D. from the University of Virginia.

Arthur B. Malman (age 62) has been a Director of the Company since 1975. Mr. Malman is a partner of the law firm of Malman & Goldman, LLP and a principal of the Urban Group, a real-estate investment company. Mr. Malman received a B.A. from Princeton University and a J.D. from the Yale University School of Law, and attended Columbia University School of Business Administration.

Larry D. Horner (age 69) has been a Director of the Company since 2002. Mr. Horner retired in May 2001 as Chairman of Pacific USA Holdings Corporation, a position he had held since August 1994. Before that, he served as Chairman and Chief Executive Officer of the accounting firm KPMG Peat Marwick. He is a director of the following public companies: Atlantis Plastics, Inc., Technical Olympics USA, Inc., UTStarcom, Inc. and ConocoPhillips Company. Mr. Horner is also a director of New River Pharmaceuticals, Inc., Howe & Rusling, Inc, and Third Security Management Corporation.

Vote Required

The election of the director nominees must be approved by a plurality of the voting power present, in person or represented by proxy, at the Meeting and entitled to vote.

The Board of Directors Recommends a Vote FOR the Election of Each of the Four (4) Director Nominees

BOARD OF DIRECTORS

Meetings of the Board of Directors and Committees

The Board of Directors met four (4) times during the fiscal year ended March 31, 2003 and there were five (5) actions taken in writing. The Board of Directors has standing Audit and Compensation Committees. The Board of Directors has no nominating committee. All of the directors attended all of the meetings of the Board and Board committees on which they served during the fiscal year ended March 31, 2003.

The Compensation Committee consists of Messrs. Horner and Malman and has responsibility to evaluate compensation plans for employees, management and directors, and to make recommendations on compensation to the Board. The Compensation Committee met once during the fiscal year ended March 31, 2003.

Report of the Audit Committee

The Board of Directors has an Audit Committee, which oversees the Company’s accounting and financial functions, including matters relating to the appointment and activities of the Company’s independent auditors. The members of the Audit Committee regularly discusses with management and periodically with the outside independent auditors the financial information developed by the Company, the Company’s systems of internal controls and its audit process. The Audit Committee recommends to the Board of Directors each fiscal year the appointment of the independent auditors and reviews periodically the independent auditors’ performance and independence. The Audit Committee consists of Messrs. Horner and Malman. Neither Mr. Horner nor Mr. Malman is an officer or employee of the Company, and apart from being directors of the Company, each is otherwise independent of the Company (as independence is defined in The National Association of Securities Dealers’ listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee has reviewed the audited consolidated financial statements of the Company as of March 31, 2003, and has discussed them with both management and Deloitte & Touche, the Company’s independent auditors. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect, including various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Deloitte & Touche that firm’s independence.

Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003.

THE AUDIT COMMITTEE
Larry D. Horner
Arthur B. Malman

Compensation of Directors

Each Director is paid a fee of $1,250 per meeting of the Board of Directors attended in person or by telephone. Meetings of the Audit and Compensation Committees are generally held in conjunction with Board of Directors meetings and are not separately compensated. The Company reimburses Directors for all out-of-pocket expenses incurred in attending each Board and Committee meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors, consisting in fiscal year 2003 of Mr. Horner and Mr. Malman, was responsible for executive compensation decisions as described below. Mr. Malman is a partner of a law firm which provided legal services to the Company during fiscal 2003 and which may provide legal services to the Company in the future. See "REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION."

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the Stock Performance Graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION

During the fiscal year ended March 31, 2003, the Compensation Committee appointed by the Board of Directors of the Company was responsible for (i) establishing and administering the base salaries and cash bonuses of the Company's executive officers, (ii) administering and making recommendations and awards under the Company's 1991 Stock Option Plans. The Compensation Committee is composed exclusively of directors who are not also officers or employees of the Company. During the fiscal year ended March 31, 2003, the Compensation Committee consisted of two Board members, Messrs. Horner and Malman.

The Company's executive compensation policies are designed to provide levels of cash and equity compensation that will reward and retain experienced executives who will contribute to the Company's performance in the competitive business environment in which the Company operates. The executive compensation program is designed to achieve these goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options. As noted above, both the cash compensation and equity compensation components of the Company's executive compensation program are determined by the Compensation Committee.

Executive Officer Compensation

Approach and Objectives: The Company's Compensation Committee evaluates, both subjectively and objectively, the Company's financial performance, competitive position, future potential, the individual and group performance of the members of senior management, and compensation levels at comparable companies. In such evaluation, the Compensation Committee reviews data prepared by the Company and others and employs the business experience of the individual members of the Compensation Committee.

The Compensation Committee has historically established levels of executive remuneration that provide for a base salary intended to allow the Company to hire and retain qualified management. The Compensation Committee has also approved annual incentive bonuses based on individual and Company performance in order to reward achievement. From time to time, the Company has also granted stock options to key employees to bring the stockholders' interests more sharply into their focus and to insure that key employees have an interest in the long-term prospects of the Company.

Annual Salary and Bonus Compensation: Officers and other key employees are compensated within salary ranges that are generally based on similar positions in companies of comparable size and complexity to that of the Company. The annual compensation for each officer is based on a combination of experience, Company and individual performance, general economic conditions, marketplace trends, and other factors deemed important by the Compensation Committee, including the fact that the Company does not offer a defined benefit retirement plan. In addition, consideration is given to salary levels and traditional benefits accorded employees in the part of the world where he or she is employed.

In fiscal 2003, after consideration of recommendations by the Company's Chief Executive Officer, Dr. Stein, other than for himself, the Compensation Committee reviewed and confirmed the compensation for senior management. The salary of the Company's senior management is generally reviewed annually by the Compensation Committee, with the amount of any increases awarded based on aforementioned factors. The Compensation Committee also takes into consideration certain adjustments in salary as required by practice or regulation in the countries in which the Company and its subsidiaries operate.

The Compensation Committee historically has determined the level of bonuses to be awarded to senior management based in the case of Dr. Stein primarily upon the financial performance of the Company, and for other executives primarily on the performance of the operating units for which they are directly responsible. Mr. Hugen and Mr. Tennyenhuis participate in a bonus pool (for management of Vital Scientific and Vital Diagnostics, respectively) equal to 10% of such units’ profits. Under the Company's incentive bonus plan for fiscal 2003 adopted by the Compensation Committee, certain key employees were eligible to receive a bonus based upon base salary and the operating performance. During fiscal years 2003 and 2002, a bonus was awarded to Dr. Stein and Messrs. Hugen and Tennyenhuis. For fiscal 2004, the Compensation Committee is considering similar bonus programs based upon the achievement of certain targeted goals by the Company and its operating units.

Long Term Incentives: Currently, stock options are the Company's primary long-term incentive instrument. The size of the awards has historically been based on guidelines that take salary level, tenure, individual performance rating and importance to the Company into account. All stock options have been granted at exercise prices equal to the market price on the date of grant. The options become exercisable in one, two or three annual installments on either the date of grant or on the first anniversary of the date of grant. The expiration dates are between the sixth and seventh anniversary.

Chief Executive Officer Compensation: In determining the annual salary, bonus, and long-term compensation of Dr. Stein, including stock options, the Compensation Committee considered the performance of the Company and the demonstrated leadership he brings to the Company. In addition to the factors considered for other officers and key employees, the Compensation Committee weighs the important role Dr. Stein plays within the Company as its founder, spokesman and Chief Executive Officer. In view of his substantial ownership of the Company's Common Stock, Dr. Stein has, in the past five fiscal years, declined increases in his base compensation. The annual base compensation of Dr. Stein has increased only once since fiscal 1991; a bonus of $60,000 was awarded to Dr. Stein for fiscal 2003.

The Compensation Committee believes that the Company's executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel whose contribution is needed for the Company's growth and profitability. The Compensation Committee further believes that bonuses and long-term incentives are an important means to incentivize the Company's overall performance and the individual performances of its senior executives and that bonuses are necessary to keep total compensation competitive with executive compensation at similarly situated companies.

As at March 31, 2003,

Compensation Committee: The Board of Directors:

Larry D. Horner Israel M. Stein, M.D.

Arthur B. Malman Larry D. Horner

Randal J. Kirk

Arthur B. Malman

______________________________________________

Stock Performance Graph

Set forth below is a line graph comparing the cumulative total return of the Company's Common Stock against the cumulative Total Return NASDAQ Market (U.S. and Foreign) Index and a peer group index that includes companies with SIC Code 382, Analytical Laboratory Instruments. This SIC code includes companies such as Beckman Coulter, Inc., Harden, Inc., Millipore, Inc., and Thermo Bioanalysis and fifty-eight other entities. Cumulative total return is measured assuming an initial investment of $100 at March 31, 1998 and the reinvestment of any dividends through the fiscal year ending March 31, 2003. The performance and trends depicted in the graph below are not necessarily indicative of actual or likely performance or trends for subsequent or future periods.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

AMONG NOVITRON INTERNATIONAL, INC., THE TOTAL RETURN NASDAQ MARKET

(US & Foreign) INDEX AND A PEER GROUP

* Assumes $100 invested on March 31, 1998, including reinvesting of dividends. Fiscal year ending March 31, 2003.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(PROPOSAL 6 ON THE ENCLOSED PROXY CARD)

Our Board of Directors recommends that you vote FOR the proposal to ratify the choice of Deloitte & Touche LLP as the Company's independent auditors.

The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed Deloitte & Touche as independent auditors of the Company for the fiscal year ending March 31, 2004. Although stockholder approval of the Board of Directors’ selection of Deloitte & Touche is not required by law, the Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Deloitte & Touche. Deloitte & Touche was the Company's independent auditor for the fiscal year ended March 31, 2003. Representatives of Deloitte & Touche are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Auditors’ Fees

Audit Fees: The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year were $120,000. The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2002 were $59,500, and Arthur Andersen, LLP invoiced the Company $7,500 for professional services rendered in connection with the audit of financial statements included in each Quarterly Report on Form 10-QSB during fiscal year 2002. Ernst & Young invoiced Vital Diagnostics approximately $4,000 for professional services rendered in connection with the audit of financial statements for the fiscal year ended March 31, 2002.

Financial Information Systems Design and Implementation Fees: Deloitte & Touche did not bill us for any professional services rendered to us or our subsidiaries for fiscal years 2002 and 2003 for financial information systems design or implementation, the operation of our information systems or the management of our local area network.

All Other Fees:

The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended March 31, 2003 were $50,225. These non-audit services included assistance provided in connection with the evaluation of certain proposed business combinations and tax compliance and consultation services provided in the Netherlands. Arthur Andersen billed us an aggregate of $1,250 in fees for other services rendered to the Company and its subsidiaries for fiscal year 2002.

The audit committee has considered whether the provision of other services is compatible with maintaining the principal accountant’s independence.

Vote Required: The ratification of our independent auditors must be approved by the affirmative vote of the holders of a majority of Novitron’s common stock present, in person or represented by proxy, and entitled to vote at the Meeting.

The Board of Directors recommends that you vote FOR the proposal to ratify the choice of Deloitte & Touche as the Company’s independent auditors for the 2004 fiscal year.

OTHER MATTERS

Director Nominees

The Board of Directors will consider stockholders’ recommendations for nominees for election to the Board of Directors. Generally, such nominations must be submitted in writing to the Secretary of Novitron at Novitron’s principal offices at least 90 days in advance of the anniversary date of the immediately preceding annual meeting, and the notice must provide information as required by Novitron’s Amended and Restated Bylaws. A copy of these By-Law requirements will be provided upon request in writing to the Secretary at Novitron’s principal offices. This requirement does not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at the special meeting.

Stockholder Proposals for 2004 Annual Meeting

Any proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by Novitron, One Gateway Center, Suite 411, Newton, Massachusetts 02458, no later than April 26, 2004 in order to be included in the proxy materials for such meeting. We suggest that a proponent submit any proposal by Certified Mail-Return Receipt Requested to the Secretary of Novitron. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in Novitron’s proxy materials for the 2004 Annual Meeting of Stockholders.

All other stockholder proposals to be presented at the 2004 Annual Meeting of Stockholders must have been submitted in writing to the Secretary of Novitron at Novitron’s principal executive offices no later than June 29, 2004 and the notice must provide information as required by Novitron’s Amended and Restated By-Laws. A copy of these Amended and Restated By-Law requirements will be provided upon request in writing to the Secretary at the principal executive offices of Novitron.

Delivery of Documents to Stockholders Sharing the Same Address

Novitron undertakes to deliver promptly upon written or oral request a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. Such requests can be made by contacting Novitron’s Secretary, Caesar J. Belbel, by mail at 2 Thurber Boulevard, Smithfield, Rhode Island 02917, or by phone at (401) 233-6407.

Where You Can Find More Information

Novitron files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Stockholders may read and copy any reports, statements or other information Novitron files with the Commission at its public reference rooms at 450 Fifth Street, N.W., Washington, DC 20549, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604, and 233 Broadway, New York, New York 10279. Stockholders should call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Novitron's filings are also available to the public on the internet, through a database maintained by the SEC at http://www.sec.gov. In addition, stockholders can inspect and copy Novitron's reports, proxy statements and other information at the offices of The Nasdaq Stock Market, 1735 K Street, Washington, DC 20006-1500.

Forward Looking Statements

The Management’s Discussion and Analysis of Financial Condition and Results of Operations set forth in this proxy statement, and other sections of the documents incorporated by reference herein contain forward-looking statements that are based on then current expectations, estimates and projections about the industries in which Novitron operates, management’s beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created thereby. These statements are based on a number of assumptions that could ultimately prove inaccurate and, therefore, there can be no assurance that they will prove to be accurate. Factors that could affect performance include Novitron’s recent transactions, risks inherent in the development of new markets and products and in technological obsolescence, dependence on key personnel and competitive market conditions, which are representative of factors which could affect the outcome of the forward-looking statements, and which are discussed along with other factors in Management’s Discussion and Analysis of Financial Condition and Results of Operations set forth in this proxy statement. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Novitron undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

By order of the Board of Directors

Caesar J. Belbel
Secretary
August 25, 2003

__________________________

NOVITRON INTERNATIONAL, INC.

PROXY

Special Meeting in Lieu of Annual Meeting of Stockholders to be held September 25, 2003

This proxy is solicited on behalf of the Board of Directors of the Company

The undersigned hereby appoint(s) Israel M. Stein, Mark D. Shooman, and Caesar J. Belbel, and each or any of them, with full power of substitution, as proxies of the undersigned for and in the name(s) of the undersigned to attend the Special Meeting in Lieu of Annual Meeting of Stockholders of Novitron International, Inc. (the "Company") to be held at 11:00 a.m. at the offices of Eckert Seamans Cherin & Mellott, LLC, One International Place, 18th Floor, Boston, MA 02110, on Thursday September 25, 2003, and any adjourned sessions, and there to vote and act upon the matters stated herein in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

(continued, and to be signed and dated, on other side)

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Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting in Lieu of Annual Meeting of Stockholders

NOVITRON INTERNATIONAL, INC.
September 25, 2003

Please Detach and Mail in the Envelope Provided

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The Board of Directors recommends a vote FOR each of the nominees for director listed below and FOR Proposals 2, 3, 4, 5 and 6.

1. To elect as Directors the four nominees listed below:

FOR _______ WITHHOLD AUTHORITY _______

Israel M. Stein          Randal J. Kirk          Arthur Malman          Larry D. Horner

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominiee(s) in the space provided below. To vote for or withhold authority for all nominees, check the appropriate box above.

_____________________________________________________

2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent Auditors for the 2004 Fiscal Year.

FOR _______ AGAINST _______ ABSTAIN _______

3. To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s common stock, par value $.01 per share, which Novitron is authorized to issue from 6,000,000 shares to 12,000,000 shares.

FOR _______ AGAINST _______ ABSTAIN _______

4. To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to increase the number of shares of Novitron’s preferred stock, par value $.01 per share, which Novitron is authorized to issue from 1,000,000 shares to 1,500,000 shares.

FOR _______ AGAINST _______ ABSTAIN _______

5. To approve an amendment to Novitron’s Certificate of Incorporation, as amended, to change Novitron’s name to Clinical Data, Inc.

FOR _______ AGAINST _______ ABSTAIN _______

6. To approve the convertibility of outstanding shares of Novitron’s Series A preferred stock into shares of Novitron’s common stock and the subsequent issuance of shares of Novitron’s common stock issuable upon conversion of Novitron’s Series A preferred stock.

FOR _______ AGAINST _______ ABSTAIN _______

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. If a nominee for director becomes unavailable, the proxies may vote this proxy for the election of a substitute. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

PLEASE DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S) ___________________________________________________ DATE ______________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

___________________

ANNEX A

April 8, 2003

The Board of Directors
Novitron International, Inc.
One Gateway Center, Suite 411
Newton, MA 02458

Members of the Board:

Novitron International, Inc. ("Novitron") and Spectran Holdings, Inc. ("Mergersub"), a wholly owned subsidiary of Novitron, intend to enter into an agreement and plan of merger (the "Agreement") with Landmark Scientific, Inc. ("Landmark"). As is more specifically set forth in the Agreement, at the Effective Time (as defined in the Agreement), Landmark will be merged with and into Mergersub such that Mergersub will be the surviving corporation and a wholly owned subsidiary of Novitron (the "Merger"), and Novitron will acquire all of the issued and outstanding shares of Landmark by issuing 2.5 shares of Novitron Series A Preferred Stock for each share of Landmark common stock (the "Merger Consideration"), which will be converted into 25 shares of Novitron common stock upon the satisfaction of certain conditions.

You have asked us whether, in our opinion, the acquisition of Landmark by Novitron in exchange for the Merger Consideration to be paid by Novitron to the holders of Landmark common stock is fair from a financial point of view to Novitron and to the stockholders of Novitron, other than Randal J. Kirk and his affiliates.

In arriving at the opinion set forth below, we have, among other things:

Reviewed certain publicly available business and financial information relating to Novitron and Landmark which we deemed to be relevant;

Reviewed certain business and financial information, including financial forecasts, relating to Novitron and Landmark furnished to us by Novitron and   Landmark;

Reviewed certain limited business and financial information, including financial forecasts and the preliminary terms of related financings, furnished to us by Novitron, relating to Novitron’s prospective acquisition of Group Practice Services Incorporated and certain assets of Elan Diagnostics, Inc., both of which are to be acquired by Novitron in separate transactions which are expected to close on or near the time of the closing of the Landmark acquisition;

Conducted discussions with members of senior management of Novitron and Landmark, respectively, concerning the matters described in clauses (1), (2) and (3) above, as well as their view of the respective business and prospects of Novitron and Landmark before and after giving effect to the Merger;

Reviewed the reported prices and trading activity for Novitron common stock;

Compared the proposed financial terms of the Merger with the valuation multiples for Novitron common stock and certain publicly traded companies that we deemed to be relevant;

Compared the proposed financial terms of the Merger with the financial terms of certain other acquisitions which we deemed to be relevant;

Reviewed the potential pro forma impact of the Merger on Novitron;

Reviewed the most recent draft of the Agreement dated April 1, 2003; and

Conducted such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

In preparing our opinion, we have assumed and relied on the accuracy, completeness and fairness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of Novitron or Landmark or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of Novitron or Landmark.

With respect to the financial forecast information furnished to or discussed with us by Novitron or Landmark, we have assumed that such financial forecast information has been reasonably prepared and reflects the best currently available estimates and judgment of Novitron’s or Landmark’s management as to the expected future financial performance of Novitron or Landmark, as the case may be. We assume no responsibility for and express no view as to any such forecasts or estimates or the assumptions upon which they are based. We have assumed that the final form of the Agreement will be substantially similar to the most recent draft reviewed by us. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof.

We are acting as financial advisor to Novitron in connection with the Merger and will receive a fee from Novitron for our services. Novitron has also agreed to indemnify us for certain liabilities arising out of our engagement. In addition, in the ordinary course of our business, we may actively trade the securities of Novitron for our own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

Davenport & Company LLC, as part of its investment banking business, is routinely engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Davenport was selected by Novitron to act as its financial advisor because of Davenport’s valuation expertise and experience with merger and acquisition transactions.

This opinion is for the use and benefit of the Board of Directors of Novitron. Our opinion does not address the merits of the underlying decision by Novitron to engage in the Merger and does not constitute a recommendation to any director of Novitron as to how such director should vote on the Merger nor does it constitute a recommendation to any stockholder of Novitron as to how such stockholder should vote with respect to the approval of the conversion rights on the Novitron Series A Preferred Stock to-be-issued to Landmark stockholders pursuant to the Merger. We are not expressing any opinion herein as to the prices at which Novitron’s common stock will trade following the announcement or consummation of the Merger nor are we expressing any opinion herein with regard to Novitron’s prospective acquisitions of Group Practice Services Incorporated and certain assets of Elan Diagnostics, Inc. and the terms of any related financings.

On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the acquisition of Landmark by Novitron in exchange for the Merger Consideration to be paid by Novitron to the holders of Landmark common stock is fair from a financial point of view to Novitron and to the stockholders of Novitron, excluding Randal J. Kirk and his affiliates. It is understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion.

Very truly yours,

DAVENPORT & COMPANY L

_____________________

ANNEX B

April 8, 2003

The Board of Directors
Novitron International, Inc.
One Gateway Center – Suite #411
Newton, Massachusetts 02458

Gentlemen:

You have retained Corporate Capital Consultants, Inc. ("CCC") to provide a written opinion as to the fairness, from a financial point of view, to Novitron International, Inc. ("the Company") and the holders of the common stock of the Company other than Randal J. Kirk and his affiliates of a proposed Agreement and Plan of Merger ("the Merger"), whereby the Company will effectively purchase the common and preferred stock of Group Practice Services Incorporated ("GPSI"). Pursuant to the Merger, GPSI will be merged with and into a subsidiary of the Company, which will effectively acquire GPSI for 150,000 shares of a new non-voting Series B Preferred Stock (the "Consideration"), which will be converted into 1,500,000 shares of common stock of the Company upon approval of the stockholders of the Company.

In its capacity as an investment banking firm, CCC is regularly engaged in the valuation of businesses and their securities in connection with recapitalizations, exchange offers, mergers and acquisitions, and other corporate transactions. No limitations were imposed by the Board of Directors with respect to the investigations made or procedures followed by CCC in rendering its opinion. CCC has not in the past provided investment banking services to the Company, GPSI, or their principal officers and does not have any interest in either company. CCC will receive a fee based on its usual hourly charges for its services. In addition, the Company has agreed to indemnify CCC for certain liabilities that might arise in connection with this opinion and the Merger.

In connection with rendering this opinion, CCC has reviewed and analyzed, among other things, 1) a draft of the Merger Agreement and the terms of the Consideration; 2) the Forms 10-KSB filed by the Company for the fiscal years 1998 through 2002 and the 10-QSB for the three fiscal quarters ended December 31, 2002; 3) various corporate documents, including By-Laws, Minutes, and Employment Agreements for GPSI; 4) product literature, press releases, and other public documents regarding the Company; 5) certain internal financial documents, memoranda, forecasts, and other information furnished by GPSI and the Company; 6) financial history of GPSI and its predecessors for the periods ended December 31, 2000 to December 31, 2002, and forecasts prepared by its management; 7) pro forma income statements prepared by GPSI for the periods ended December 31, 2001 to December 31, 2002; 8) product literature, internal memoranda and other information furnished by GPSI; 9) historical market prices and trading volume for the Company; 10) certain financial, operational and stock market data of companies engaged in businesses that may be considered to be comparable to GPSI; 11) certain financial and other information on transactions for companies that may be considered to be comparable to GPSI; 12) the pro forma impact on the Company as a result of the Merger; and 13) such other financial studies, market and financial information we deemed relevant.

In addition, CCC conferred with the principal officers of the Company and GPSI, respectively, discussed the financial and operating performance with such officers, and reviewed with such officers the current and future prospects of the Company.

In rendering this opinion, CCC has not made any independent appraisal of any of the physical or intangible assets or liabilities of the Company or GPSI, and has assumed, without independent verification, the accuracy and completeness of the financial and other information and representations contained in the materials which have been provided to it by the Company and GPSI, or which are publicly available. CCC has also relied on the representations made by various representatives of the Company and GPSI and their agents and advisors, and other relevant factors. We have also assumed the forecasts provided to us have been reasonably prepared and reflect the best judgment of the management of both companies.

We express no view as to the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company may engage. Our opinion is necessarily based upon information available to us, and financial, stock market, and other conditions and circumstances existing and disclosed to us, as of the date hereof.

The opinion expressed herein is provided for the information of the Board of Directors in their evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on the proposed Merger or any related matters.

Based upon and subject to the foregoing, CCC is of the opinion that, as of the date of this opinion, the Consideration to be received by the shareholders of GPSI upon the terms and conditions set forth in the Merger document is fair, from a financial point of view, to the Company and the shareholders of the Company other than Randal J. Kirk and his affiliates.

Very truly yours,

CORPORATE CAPITAL CONSULTANTS, INC.

Carl A. Goldman
President

CAG:evk

By: _______________________________

David A. Wright, CFA

________________________

ANNEX C

April 24, 2003

The Board of Directors
Novitron International, Inc.
One Gateway Center – Suite #411
Newton, Massachusetts 02458

Gentlemen:

This letter is an update and a supplement to our opinion letter of April 8, 2003.

You have advised me that the transaction to acquire Group Practice Services Incorporated ("GPSI") by a subsidiary of Novitron International, Inc. ("NOVI" or the "Company") has been modified. The principal shareholder of GPSI (Randal J. Kirk) has offered to convert the outstanding GPSI note, which is approximately $900,000 at this date, from his affiliate into GPSI equity and invest another $2,000,000 in cash through the purchase of additional equity in GPSI.

We have reviewed this proposal and applied the changes to our opinion of April 8, 2003. The result would be the issuance of 222,250 shares of NOVI convertible preferred stock to the shareholders of GPSI (the "Consideration"), which would be converted to 2,222,500 shares of NOVI common stock upon approval of the stockholders of NOVI and the registration of such common shares. The average closing bid price for NOVI stock for the thirty-day trading period March 11, 2003 through April 22, 2003 was $4.01367 per share. This trading period was the most recent one available at the time the terms were agreed upon, and was subject to Board approval and an update to the fairness opinion. This computes to a value of $8,920,382. When adjusted for the additional cash into GPSI and elimination of the note described above, we calculate that the indicated value of GPSI is $8,515,918. Therefore, in our opinion, the adjusted price for GPSI is within the range of fairness for the Company, particularly considering the facts that the indicated value is less than a 5% difference from the adjusted price; NOVI will have the use of the excess cash in its overall operations; the NOVI stock to be transferred is unregistered and non-marketable, but valued at the recent market price; the stronger capital structure will enable NOVI to consummate other transactions, such as the acquisition of certain assets of Elan Diagnostics, Inc.; and the acquisition is projected to be anti-dilutive to NOVI’s earnings per share.

In addition, we have reviewed the final audit for GPSI for December 31, 2002 prepared and certified by KPMG LLP. Our opinion remains the same as that dated April 8, 2003, that is, that the transaction is fair to the Company and the shareholders of NOVI other than Randal J. Kirk and his affiliates.

This letter is effective only up to the date written above.

Very truly yours,

CORPORATE CAPITAL CONSULTANTS, INC.

Carl A. Goldman
President

CAG:evk

___________________

ANNEX D

EXECUTION COPY

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

NOVITRON INTERNATIONAL, INC.;

SPECTRAN HOLDINGS, INC.;

AND

LANDMARK SCIENTIFIC, INC.

Dated as of April 29, 2003

Page
ARTICLE I DEFINITIONS
Section 1.1. Accounts Payable.
Section 1.2. Accounts Receivable.
Section 1.3. Affiliate.
Section 1.4. Agreement.
Section 1.5. Business.
Section 1.6. Certificate of Merger.
Section 1.7. Code.
Section 1.8. Common Certificates.
Section 1.9. Confidentiality Agreement.
Section 1.10. Contracts.
Section 1.11. DGCL.
Section 1.12. Dissenting Shares.
Section 1.13. DOL.
Section 1.14. Effective Time.
Section 1.15. Elan Purchase Agreement.
Section 1.16. Environmental Claim.
Section 1.17. Environmental Laws.
Section 1.18. ERISA.
Section 1.19. Exchange Act.
Section 1.20. GAAP.
Section 1.21. Governmental Authority.
Section 1.22. GPSI.
Section 1.23. GPSI Merger Agreement.
Section 1.24. Intellectual Property.
Section 1.25. IRS.
Section 1.26. Kirk.
Section 1.27. Knowledge of Landmark.
Section 1.28. Knowledge of Parent.
Section 1.29. Landmark.
Section 1.30. Landmark Beneficiary.
Section 1.31. Landmark Benefit Plans.
Section 1.32. Landmark Common Stock.
Section 1.33. Landmark Contracts.
Section 1.34. Landmark Disclosure Schedule.
Section 1.35. Landmark Dissenting Holder.
Section 1.36. Landmark ERISA Affiliate.
Section 1.37. Landmark Financial Statements.
Section 1.38. Landmark Share or Landmark Shares.
Section 1.39. Landmark Signing Stockholders.
Section 1.40. Landmark Stockholder Approval.
Section 1.41. Landmark Stockholders.
Section 1.42. Law.
Section 1.43. Lien.
Section 1.44. Material Adverse Effect.
Section 1.45. Merger.
Section 1.46. Merger Closing.
Section 1.47. Merger Closing Date.
Section 1.48. Merger Consideration.
Section 1.49. Merger Subsidiary.
Section 1.50. Merger Subsidiary Common Stock.
Section 1.51. NASDAQ.
Section 1.52. Parent.
Section 1.53. Parent Beneficiary
Section 1.54. Parent Benefit Plans.
Section 1.55. Parent Common Stock.
Section 1.56. Parent ERISA Affiliate.
Section 1.57. Parent Financial Statements.
Section 1.58. Parent Preferred Stock.
Section 1.59. Parent Proxy Statement.
Section 1.60. Parent SEC Documents.
Section 1.61. Parent Series A Preferred Stock.
Section 1.62. Parent Special Meeting.
Section 1.63. Parent Stockholder Approval.
Section 1.64. Permits.
Section 1.65. Permitted Liens.
Section 1.66. Person.
Section 1.67. PPM.
Section 1.68. Prime Rate.
Section 1.69. Registrable Security or Securities.
Section 1.70. Restricted Security.
Section 1.71. SEC.
Section 1.72. Securities Act.
Section 1.73. Shelf Registration Statement.
Section 1.74. Subsidiary.
Section 1.75. Surviving Corporation.
Section 1.76. Tax; Taxes.
Section 1.77. Tax Return.
ARTICLE II THE MERGER
Section 2.1. The Merger.
Section 2.2. Certificate of Incorporation and Bylaws.
Section 2.3. Board of Directors.
Section 2.4. Management.
Section 2.5. Effect on Capital Stock.
Section 2.6. Exchange of Common Certificates.
Section 2.7. Anti-Dilution Provisions.
ARTICLE III STOCKHOLDER APPROVAL; EFFECTIVE TIME; CLOSING
Section 3.1. Stockholder Approval.
Section 3.2. Effective Time.
Section 3.3. Time and Place of Merger Closing.
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF LANDMARK
Section 4.1. Organization and Authority of Landmark.
Section 4.2. Capitalization.
Section 4.3. Authority Relative to this Agreement; Recommendation.
Section 4.4. Consents and Approvals; No Violations.
Section 4.5. Title to and Condition of Assets.
Section 4.6. Absence of Certain Events.
Section 4.7. Subsidiaries.
Section 4.8. Financial Statements.
Section 4.9. Litigation.
Section 4.10. Employee Benefit Plans Matters.
Section 4.11. Labor Matters.
Section 4.12. Tax Matters.
Section 4.13. Compliance with Law.
Section 4.14. Fees and Expenses of Brokers and Others.
Section 4.15. Absence of Undisclosed Liabilities.
Section 4.16. Environmental Laws and Regulations.
Section 4.17. Intellectual Property.
Section 4.18. Insurance.
Section 4.19. Books and Records.
Section 4.20. Accounts Receivable and Accounts Payable.
Section 4.21. Material Contracts.
Section 4.22. Real or Personal Property.
Section 4.23. Vote Required.
Section 4.24. Full Disclosure.
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY
Section 5.1. Organization and Authority of the Parent.
Section 5.2. Capitalization.
Section 5.3. Authority Relative to this Agreement.
Section 5.4. Consents and Approvals; No Violations.
Section 5.5. SEC Documents.
Section 5.6. Fees and Expenses of Brokers and Others.
Section 5.7. Absence of Certain Events.
Section 5.8. Compliance with Law.
Section 5.9. Absence of Undisclosed Liabilities.
Section 5.10. Environmental Laws and Regulations.
Section 5.11. Vote Required; Board Approval.
Section 5.12. Parent Proxy Statement; PPM; Shelf Registration Statement.
Section 5.13. Litigation.
Section 5.14. Employee Benefit Plans Matters.
Section 5.15. Tax Matters.
Section 5.16. Listing.
Section 5.17. Full Disclosure.
ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 6.1. Conduct of Business of Landmark.
Section 6.2. Conduct of Business of Parent.
ARTICLE VII ADDITIONAL AGREEMENTS
Section 7.1. Parent Stockholder Meeting.
Section 7.2. The Parent Proxy Statement.
Section 7.3. PPM.
Section 7.4. Shelf Registration Statement.
Section 7.5. Obligations of Parent.
Section 7.6. NASDAQ Listing.
Section 7.7. Access to Information.
Section 7.8. Reasonable Efforts; Notification.
Section 7.9. Fees and Expenses.
Section 7.10. Public Announcements.
Section 7.11. Indemnification of Directors, Officers and Other Individuals.
Section 7.12. Agreement to Defend.
Section 7.13. Amendment of Schedules.
Section 7.14. Reorganization Status.
Section 7.15. Other Actions.
Section 7.16. Legends.
ARTICLE VIII CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER
Section 8.1. Conditions Precedent to Obligations of Parent and Merger Subsidiary.
Section 8.2. Conditions Precedent to Obligations of Landmark.
ARTICLE IX TERMINATION; AMENDMENT; WAIVER
Section 9.1. Termination.
Section 9.2. Effect of Termination.
Section 9.3. Amendment.
Section 9.4. Extension; Waiver.
Section 9.5. Procedure for Termination, Amendment, Extension or Waiver.
ARTICLE X MISCELLANEOUS
Section 10.1. Entire Agreement; Assignment.
Section 10.2. Interpretation.
Section 10.3. Notices.
Section 10.4. Governing Law.
Section 10.5. Parties in Interest.
Section 10.6. Counterparts.
Section 10.7. Severability.

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit 1.27 Knowledge of Landmark

Exhibit 1.28 Knowledge of Parent

Exhibit 1.61 Certificate of Designation

Exhibit 2.1 Certificate of Merger

Exhibit 4.8 Landmark Financial Statements

DISCLOSURE SCHEDULES

Landmark Disclosure Schedule

Parent Disclosure Schedule

AGREEMENT AND PLAN OF MERGER

THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of April 25, 2003, by and among NOVITRON INTERNATIONAL, INC., a Delaware corporation ("Parent"); SPECTRAN HOLDINGS, INC., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"); LANDMARK SCIENTIFIC, INC., a Delaware corporation ("Landmark"), amends and restates the AGREEMENT AND PLAN OF MERGER, dated as of August 21, 2002, in its entirety, recites and provides as follows:

RECITALS

WHEREAS, the respective Boards of Directors of Parent, Merger Subsidiary and Landmark have approved the merger of Landmark with and into Merger Subsidiary, with the Merger Subsidiary being the surviving corporation (the "Merger"), upon the terms and subject to the conditions of this Agreement and whereby each issued and outstanding share of Landmark Common Stock will be converted into shares of Parent Series A Preferred Stock, as provided herein;

WHEREAS, the Board of Directors of Parent has agreed that upon Parent Stockholder Approval, the shares of Parent Series A Preferred Stock held by the Landmark Stockholders will be convertible into shares of Parent Common Stock;

WHEREAS, the Board of Directors of Parent has recommended that its stockholders approve and adopt the transactions contemplated by this Agreement and will submit for consideration, adoption and approval to the stockholders of Parent at the Parent Special Meeting, the transactions contemplated by this Agreement;

WHEREAS, the Landmark Signing Stockholders intend to execute in accordance with the applicable provisions of the DGCL and the Certificate of Incorporation and Bylaws of Landmark, a non-unanimous written consent adopting and approving this Agreement, the Merger and the transactions contemplated hereby;

WHEREAS, Landmark, Merger Subsidiary and Parent desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

WHEREAS, for Federal income Tax purposes, it is intended that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and the regulations promulgated thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, which are incorporated into and made part of this Agreement, and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

  DEFINITIONS
    Accounts Payable.

    "Accounts Payable" shall mean payables from the operations of Landmark arising in the ordinary course of the Business as of the Merger Closing.

    Accounts Receivable.

    "Accounts Receivable" shall mean all accounts receivable, security deposits, notes receivable, prepaids and associated rights owned by Landmark and arising in the ordinary course of the Business as of the Merger Closing.

    Affiliate.

    "Affiliate" shall have the meaning set forth in Rule 145 of the SEC pursuant to the Securities Act.

    Agreement.

    "Agreement" shall have the meaning set forth in the preamble to this Agreement.

    Business.

    "Business" shall mean all of the business of Landmark, including, without limitation, the business relating to the development, manufacture, marketing, and distribution of laboratory instrumentation, including clinical chemistry systems and related commercial activities, as currently conducted.

    Certificate of Merger.

    "Certificate of Merger" shall have the meaning set forth in Section 2.1 hereof.

    Code.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    Common Certificates.

    "Common Certificates" shall have the meaning set forth in Section 2.6(a) hereof.

    Confidentiality Agreement.

    "Confidentiality Agreement" shall have the meaning set forth in Section 7.7 hereof.

    Contracts.

    "Contracts" shall mean all contracts, agreements, leases, licenses, arrangements, understandings, relationships and commitments, whether written or oral (and all amendments, side letters, modifications and supplements thereto).

    DGCL.

    "DGCL" shall mean the Delaware General Corporation Law, as amended.

    Dissenting Shares.

    "Dissenting Shares" shall have the meaning set forth in Section 2.5(c) hereof.

    DOL.

    "DOL" shall have the meaning set forth in Section 4.10(a) hereof.

    Effective Time.

    "Effective Time" shall have the meaning set forth in Section 3.2 hereof.

    Elan Purchase Agreement.

    "Elan Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of December 9, 2002, by and among Elan Pharmaceuticals, Inc., Elan Diagnostics, Inc. and Parent, as it may be amended from time to time.

    Environmental Claim.

    "Environmental Claim" shall have the meaning set forth in Section 4.16(b) hereof.

    Environmental Laws.

    "Environmental Laws" shall have the meaning set forth in Section 4.16(a) hereof.

    ERISA.

    "ERISA" shall have the meaning set forth in Section 4.10(a) hereof.

    Exchange Act.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    GAAP.

    "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement.

    Governmental Authority.

    "Governmental Authority" shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitration panel, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

    GPSI.

    "GPSI" shall have the meaning set forth in Section 5.6 hereof.

    GPSI Merger Agreement.

    "GPSI Merger Agreement" shall mean the Agreement and Plan of Merger, by and among Parent, a wholly owned subsidiary of Parent and GPSI, as it may be amended from time to time.

    Intellectual Property.

    "Intellectual Property" shall mean all intellectual property owned or licensed by Landmark as of the Effective Time (but not less than all Intellectual Property as of January 1, 2002), including, without limitation: (a) all inventions, patents and patent applications, (b) all registered and unregistered trademarks, service marks, trade dress, logos, trade names and brand names, and any combination of such names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, compositions, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and market plans and proposals), (e) all computer software and source code (including, without limitation, hard copy and soft copy as well as all data and related documentation), (f) all websites and related content (including, without limitation, underlying software, URL’s and domain names), (g) all financial models and (h) all current and past customer lists.

    IRS.

    "IRS" shall mean the Internal Revenue Service.

    Kirk.

    "Kirk" shall mean Randal J. Kirk.

    Knowledge of Landmark.

    "Knowledge of Landmark" shall mean the actual knowledge, after due inquiry, of the Persons set forth in Exhibit 1.27 attached hereto.

    Knowledge of Parent.

    "Knowledge of Parent" shall mean the actual knowledge, after due inquiry, of the Persons set forth on Exhibit 1.28 attached hereto.

    Landmark.

    "Landmark" shall have the meaning set forth in the preamble to this Agreement.

    Landmark Beneficiary.

    "Landmark Beneficiary" shall have the meaning set forth in Section 4.10(a) hereof.

    Landmark Benefit Plans.

    "Landmark Benefit Plans" shall have the meaning set forth in Section 4.10(a) hereof.

    Landmark Common Stock.

    "Landmark Common Stock" shall mean the common stock, $0.01 par value per share, of Landmark.

    Landmark Contracts.

    "Landmark Contracts" shall have the meaning set forth in Section 4.21(a) hereof.

    Landmark Disclosure Schedule.

    "Landmark Disclosure Schedule" shall have the meaning set forth in the introduction to Article IV hereof.

    Landmark Dissenting Holder.

    "Landmark Dissenting Holder" shall have the meaning set forth in Section 2.5(c) hereof.

    Landmark ERISA Affiliate.

    "Landmark ERISA Affiliate" shall have the meaning set forth in Section 4.10(c) hereof.

    Landmark Financial Statements.

    "Landmark Financial Statements" shall have the meaning set forth in Section 4.8 hereof.

    Landmark Share or Landmark Shares.

    "Landmark Share" or "Landmark Shares" shall mean the shares of Landmark Common Stock issued and outstanding immediately prior to the Effective Time.

    Landmark Signing Stockholders.

    "Landmark Signing Stockholders" shall mean Kirk, Marcus E. Smith, Dixon D. Low, Audrey Ho, Kirkfield, L.L.C. and RJK, L.L.C..

    Landmark Stockholder Approval.

    "Landmark Stockholder Approval" shall mean the adoption and approval of this Agreement and the Merger by the Landmark Signing Stockholders, who constitute the holders of a majority of the outstanding shares of capital stock of Landmark, acting by written consent in lieu of meeting in accordance with Section 228 of the DGCL.

    Landmark Stockholders.

    "Landmark Stockholders" shall mean the Persons listed in Section 1.41 of the Landmark Disclosure Schedule.

    Law.

    "Law" shall mean any federal, state, provincial, local or other law, statute, act, ordinance or other governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

    Lien.

    "Lien" shall mean any mortgages, liens, pledges, charges, security interests or encumbrances of any kind.

    Material Adverse Effect.

    "Material Adverse Effect" shall mean, with respect to any entity or group of entities, a material adverse effect (or any development which, insofar as reasonably can be foreseen, is reasonably likely to have a material adverse effect in the future), on the business, assets, financial or other condition, results of operations or prospects of such entity or group of entities taken as a whole. For purposes of this definition, an effect shall be deemed to be material if it alone or as part of a group of effects has an impact of 10% or greater on the revenues or net income of the relevant party.

    Merger.

    "Merger" shall have the meaning set forth in the recitals to this Agreement.

    Merger Closing.

    "Merger Closing" shall have the meaning set forth in Section 3.3 hereof.

    Merger Closing Date.

    "Merger Closing Date" shall mean the date on which the Merger Closing occurs.

    Merger Consideration.

    "Merger Consideration" shall have the meaning set forth in Section 2.5(a) hereof.

    Merger Subsidiary.

    "Merger Subsidiary" shall have the meaning set forth in the preamble to this Agreement.

    Merger Subsidiary Common Stock.

    "Merger Subsidiary Common Stock" shall mean the 1,000 shares of Merger Subsidiary common stock, $.01 par value per share, of which 100 shares are issued and outstanding and all of which are owned by Parent.

    NASDAQ.

    "NASDAQ" shall mean The NASDAQ SmallCap Market, Inc.

    Parent.

    "Parent" shall have the meaning set forth in the preamble to this Agreement.

    Parent Beneficiary

    "Parent Beneficiary" shall have the meaning set forth in Section 5.14(a).

    Parent Benefit Plans.

    "Parent Benefit Plans" shall have the meaning set forth in Section 5.14(a).

    Parent Common Stock.

    "Parent Common Stock" shall mean the common stock, $.01 par value per share, of Parent.

    Parent ERISA Affiliate.

    "Parent ERISA Affiliate" shall have the meaning set forth in Section 5.14(c).

    Parent Financial Statements.

    "Parent Financial Statements" shall mean the audited consolidated statements of financial condition, results of operations and cash flows of Parent as of and for the periods ended March 31, 2001 and March 31, 2002, and the unaudited consolidated statements of financial condition, results of operations and cash flows of Parent as of and for the period ended December 31, 2002, as set forth in the Parent SEC documents.

    Parent Preferred Stock.

    "Parent Preferred Stock" shall have the meaning set forth in Section 5.2.

    Parent Proxy Statement.

    "Parent Proxy Statement" shall mean the Proxy Statement distributed to the stockholders of Parent in connection with the Parent Special Meeting.

    Parent SEC Documents.

    "Parent SEC Documents" shall have the meaning set forth in Section 5.5 hereof.

    Parent Series A Preferred Stock.

    "Parent Series A Preferred Stock" shall mean those shares of Parent Preferred Stock into which the Landmark Shares shall be converted in the Merger. Parent Series A Preferred Stock shall have such terms as provided for under the Certificate of Designation of Rights, Powers and Preferences of Series A Preferred Stock (the "Certificate of Designation") as set forth in Exhibit 1.61 attached hereto, and upon Parent Stockholder Approval shall be convertible into Parent Common Stock as provided for in the Certificate of Designation.

    Parent Special Meeting.

    "Parent Special Meeting" shall mean the special or annual meeting of stockholders of Parent called pursuant to Section 3.1 hereof to consider, adopt and approve those transactions contemplated by this Agreement that require a vote of the stockholders of Parent, and any adjournments thereof.

    Parent Stockholder Approval.

    "Parent Stockholder Approval" shall mean the approval of the issuance of shares of Parent Common Stock upon the conversion of the shares of Parent Series A Preferred Stock issued to Landmark Stockholders in the Merger by the holders of the outstanding shares of capital stock of Parent at the Parent Special Meeting in accordance with the DGCL and the rules and regulations of NASDAQ.

    Permits.

    "Permits" shall mean all permits, licenses, variances, exemptions, orders, registrations and approvals and governmental authorizations of all Governmental Authorities.

    Permitted Liens.

    "Permitted Liens" shall mean (a) liens for Taxes not yet due and payable, (b) covenants, conditions and restrictions of record or other title defects that do not materially interfere with the existing use of an asset and do not materially and adversely affect the marketability thereof, and (c) minor Liens, that, in the aggregate, do not and will not have a Material Adverse Effect on the Business as currently conducted, and (d) those liens, encumbrances, mortgages, charges, claims, restrictions, pledges, security interests, impositions and other matters affecting Landmark that are listed on Section 1.65 of the Landmark Disclosure Schedule, true, correct and complete copies of which have been delivered to Parent.

    Person.

    "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, unincorporated entity or other legal entity.

    PPM.

    "PPM" shall mean the private placement memorandum meeting the requirements of Regulation D under the Securities Act delivered by Parent to the Landmark Stockholders in connection with the private placement of the Parent Series A Preferred Stock to be offered as the Merger Consideration.

    Prime Rate.

    "Prime Rate" shall mean the prime rate of interest as published in The Wall Street Journal from time to time.

    Registrable Security or Securities.

    "Registrable Security or Securities" shall mean any of the shares of Parent Common Stock to be issued to the Landmark Stockholders upon conversion of the Parent Series A Preferred Stock to be issued to the Landmark Stockholders in the Merger; provided, however, a share of Parent Common Stock shall cease to be a Registrable Security when it no longer is a Restricted Security.

    Restricted Security.

    "Restricted Security" shall mean any Registrable Security except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and new shares of Parent Common Stock not subject to transfer restrictions under the Securities Act have been delivered by or on behalf of Parent.

    SEC.

    "SEC" shall mean the Securities and Exchange Commission.

    Securities Act.

    "Securities Act" shall mean the Securities Act of 1933, as amended.

    Shelf Registration Statement.

    "Shelf Registration Statement" shall mean the Registration Statement on Form S-3 or another applicable form, including the Prospectus contained therein, to be filed by Parent with the SEC to register for resale the Registrable Securities.

    Subsidiary.

    "Subsidiary" shall mean each entity with respect to which a party has the right to vote (directly or indirectly through one or more other entities or otherwise) shares or other ownership interests representing 50% or more of the votes eligible to be cast in the election of directors of such entity or such other applicable governing board.

    Surviving Corporation.

    "Surviving Corporation" shall have the meaning set forth in Section 2.1(a) hereof.

    Tax; Taxes.

    "Tax" or "Taxes" means any federal, state, county, local, or foreign taxes, charges, levies, imposts, duties, other assessments, or similar charges of any kind whatsoever, including any interest, penalties, and additions imposed thereon or with respect thereto.

    Tax Return.

  "Tax Return" means any report, return, information return, or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined or unitary group.

  THE MERGER
    The Merger.
      Immediately prior to the Effective Time, (i) Merger Subsidiary and Landmark shall execute and deliver a certificate of merger, substantially in the form attached hereto as Exhibit 2.1, which certificate of merger shall be filed with the Secretary of State of the State of Delaware in accordance with the DGCL (the "Certificate of Merger"). Subject to the terms and conditions of this Agreement, at the Effective Time, Landmark shall be merged with and into Merger Subsidiary in accordance with the provisions of, and with the effects provided in, Subchapter IX of the DGCL. Merger Subsidiary shall be the surviving corporation (the "Surviving Corporation") resulting from the Merger, shall be renamed "Landmark Scientific, Inc." and shall continue to be governed by the Laws of the State of Delaware and shall succeed to and assume all of the rights and obligations and name of Landmark and the separate corporate existence of Landmark shall cease.
      If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in Law or otherwise are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, all rights, title and interests in all real estate and other property and all privileges, powers and franchises of Landmark and Merger Subsidiary, then the Surviving Corporation and its proper officers and directors, in the name and on behalf of Landmark and Merger Subsidiary, shall execute and deliver all such proper deeds, assignments and assurances in Law and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Landmark and Merger Subsidiary or otherwise to take any and all such action.
    Certificate of Incorporation and Bylaws.
      The Certificate of Incorporation of Merger Subsidiary, as in effect immediately prior to the Effective Time and as amended by the Certificate of Merger to change the name of Merger Subsidiary from Spectran Holdings, Inc. to Landmark Scientific, Inc., shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
      The Bylaws of Merger Subsidiary, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
    Board of Directors.

    The Board of Directors of the Surviving Corporation as of the Effective Time shall be Kirk, Dr. Israel M. Stein and Audrey Ho.

    Management.

    The principal officers of the Surviving Corporation at the Effective Time shall be as follows:

    President Israel M. Stein
    Vice President Audrey Ho
    Treasurer Audrey Ho
    Secretary Anil Khosla
    Assistant Secretary Audrey Ho
    Assistant Secretary Israel M. Stein

    Effect on Capital Stock.

    As of the Effective Time, by virtue of the Merger and without any action on the part of any holders of Landmark Shares or capital stock of Merger Subsidiary:

      Subject to the other provisions of this Section 2.5, each issued and outstanding Landmark Share shall be converted into the right to receive, upon the surrender of the certificate formerly representing such share of Landmark Common Stock, 2.5 shares of Parent Series A Preferred Stock (the "Merger Consideration"); provided that, subject to Section 2.7, in no event shall more than 25,000 shares of Parent Series A Preferred Stock in the aggregate be issued to the holders of Landmark Shares pursuant to such exchange.
      No fractional shares of Parent Series A Preferred Stock shall be issued in the Merger. A holder of Landmark Shares that would otherwise be entitled to receive a fractional share of Parent Series A Preferred Stock as a result of the Merger shall be entitled to receive for such fractional share either (i) nothing, if such fractional share is less than 0.5 of a share of Parent Series A Preferred Stock or (ii) one share of Parent Series A Preferred Stock if such fractional share is equal to 0.5 or greater of a share of Parent Series A Preferred Stock. The parties acknowledge that payment of the above described fractional share consideration in lieu of issuing fractional shares was not separately bargained-for consideration but merely represents a mechanical rounding-off for purposes of simplifying the corporate and accounting complexities which would otherwise be caused by the issuance of fractional shares.
      Each share of Merger Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding after the Effective Time and such shares of Merger Subsidiary Common Stock shall constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.
      Notwithstanding any provision contained in this Agreement to the contrary, Landmark Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares ("Dissenting Shares") in accordance with the DGCL (a "Landmark Dissenting Holder") shall not be converted into a right to receive the Merger Consideration, but shall, from and after the Effective Time, have only such rights as are afforded to the holders thereof by the provisions of Section 262 of the DGCL, unless such Landmark Dissenting Holder fails to perfect or withdraws or otherwise loses such Landmark Dissenting Holder’s right to appraisal. If, after the Effective Time, such Landmark Dissenting Holder fails to perfect or withdraws or loses such Landmark Dissenting Holder’s right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration payable in respect of such shares pursuant to Section 2.5(a). Landmark shall give Parent prompt notice of any demands received by Landmark for appraisal of shares, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by Landmark. Landmark shall not, except with the prior written consent of Parent, negotiate or proceed with respect to any such demands for appraisal or make any payment with respect to any such demands, or offer to settle, or settle any such demands. Parent will provide all funds used to make any payment with respect to Dissenting Shares. Parent will not be entitled to reimbursement and will not be reimbursed by Landmark or Merger Subsidiary with respect thereto. Nothing in the preceding sentence shall prohibit the Surviving Corporation from paying dividends to Parent from post-Merger earnings.
      If Parent makes any cash payment with respect to Dissenting Shares held by Landmark Dissenting Holders pursuant to the DGCL (or as a settlement to a shareholder’s rights pursuant thereto), then the shares of Parent Series A Preferred Stock that would have been issuable to such Landmark Dissenting Holders shall be retained by Parent.
    Exchange of Common Certificates.
      As soon as practicable after the Effective Time, Parent shall mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Landmark Common Stock (the "Common Certificates") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Common Certificates shall pass, only upon receipt of the Common Certificates by Parent or its appointed agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Common Certificates in exchange for the Merger Consideration. Upon surrender of a Common Certificate to Parent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by Parent, (A) the holder of such Common Certificate shall receive from Parent, as soon as reasonably practicable, the Merger Consideration payable with respect to the number of shares of Landmark Common Stock represented by such Common Certificate and (B) the Common Certificate so surrendered shall forthwith be canceled. If any shares of Parent Series A Preferred Stock that a holder of a Common Certificate has a right to receive are to be issued to a Person other than the Person in whose name such Common Certificate so surrendered is registered, it shall be a condition of exchange that such Common Certificate shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such exchange shall pay any transfer or other taxes required by reason of the exchange to a Person other than the registered holder of such Common Certificate or establish to the reasonable satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.6, each Common Certificate shall be deemed as of the Effective Time to represent only the right to receive, upon surrender of such Common Certificate in accordance with this Section 2.6(a), Merger Consideration.
      No dividends or other distributions declared or made after the Effective Time with respect to the Parent Series A Preferred Stock shall be paid to the holder of any unsurrendered Common Certificate with respect to the Parent Series A Preferred Stock represented thereby. No shares of Parent Series A Preferred Stock issuable with respect to Landmark Common Stock shall be paid to any Person until the holder of record of the Common Certificate representing the right to receive such shares of Parent Series A Preferred Stock shall have been surrendered in accordance with Section 2.6(a).
      All shares of Parent Series A Preferred Stock issued upon the surrender of Common Certificates in accordance with the terms of this Article II, together with any dividends payable thereon to the extent contemplated by this Section 2.6, shall be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the Landmark Common Stock theretofore represented by such Common Certificates and there shall be no further registration of transfers on the stock transfer books of Landmark of the shares of Landmark Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Common Certificates are presented to Parent for any reason, they shall be canceled and exchanged as provided in this Article II.
      Neither Parent, Landmark, the Surviving Corporation nor any of their Subsidiaries shall be liable to any holder of Landmark Shares or Parent Series A Preferred Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
      Parent or the Surviving Corporation shall be entitled to deduct and withhold, or cause the exchange agent, if any, to deduct and withhold, from consideration otherwise payable pursuant to this Agreement to any Landmark Stockholder such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld, (i) such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Common Certificates in respect of which such deduction and withholding was made, and (ii) Parent shall provide, or cause its exchange agent to provide, to the holders of such securities written notice of the amounts so deducted or withheld.
    Anti-Dilution Provisions.

  In the event Parent changes the number of shares of Parent Common Stock or Parent Series A Preferred Stock issued and outstanding prior to the Effective Time (other than in connection with the transactions contemplated by the GPSI Merger Agreement) as a result of a stock split, stock dividend, recapitalization or similar transaction with respect to the outstanding Parent Common Stock or Parent Series A Preferred Stock, as the case may be, and the record date therefore shall be prior to the Effective Time, the number of shares of Parent Series A Preferred Stock constituting the Merger Consideration shall be proportionately adjusted.

  STOCKHOLDER APPROVAL; EFFECTIVE TIME; CLOSING
    Stockholder Approval.

    The transactions contemplated by this Agreement, including the conversion of the Parent Series A Preferred Stock into Parent Common Stock, shall, to the extent required by applicable Law (including the DGCL) and applicable NASDAQ rules and regulations, be submitted for consideration, adoption and approval by the holders of shares of Parent Common Stock at the Parent Special Meeting, and this Agreement and the transactions contemplated hereby shall be adopted and approved by the Landmark Signing Stockholders by non-unanimous written consent in accordance with Section 228 of the DGCL. Parent and Landmark shall coordinate and cooperate with respect to the timing of the Parent Special Meeting and shall endeavor to hold such meeting as soon as practicable after the date hereof. The Board of Directors of each of Parent and Landmark shall recommend that their respective stockholders approve this Agreement and the transactions contemplated hereby and such recommendation shall be contained in each of Parent’s and Landmark’s proxy or information statements. Promptly after the execution of this Agreement, Landmark shall obtain from the Landmark Signing Stockholders a non-unanimous written consent, in accordance with Section 228 of the DGCL, to the transactions contemplated by this Agreement. Landmark shall notify Parent when it has obtained such consent.

    Effective Time.

    The Merger shall become effective upon (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware or (ii) at such later time as is set forth in the Certificate of Merger (the "Effective Time"). The parties shall cause the Certificate of Merger to be filed on the same day as the Merger Closing; provided, however, if the offices of the Secretary of State of the State of Delaware are closed at such time, the parties will cause the Certificate of Merger to be filed with the Secretary of State of the State of Delaware at the earliest possible time on the next business day on which such offices are not closed following the Merger Closing.

    Time and Place of Merger Closing.

  The closing of the Merger shall take place at 10:00 a.m. (local time) on April 29, 2003, or such other time and date as mutually agreed upon by the parties hereto, provided that such date shall be no later than the third business day following the date that Landmark approves the PPM pursuant to Section 7.3, provided that the non-unanimous written consent of Landmark Signing Stockholders has been obtained (the "Merger Closing"). The Merger Closing shall take place at the offices of Hunton & Williams located at 200 Park Avenue, 43rd Floor, New York, New York 10166, or such other place as Landmark and Parent agree.

   REPRESENTATIONS AND WARRANTIES OF LANDMARK

  Except as specifically set forth in the disclosure schedule of Landmark attached hereto (the "Landmark Disclosure Schedule"), Landmark represents and warrants to Parent and Merger Subsidiary as follows:

    Organization and Authority of Landmark.

    Landmark is duly organized, validly existing and in good standing under the laws of the State of Delaware. Landmark has the full corporate power to carry on its Business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Landmark is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on Landmark. The copies of the Certificate of Incorporation and Bylaws of Landmark, which have been delivered to Parent, are complete and correct and in full force and effect on the date hereof, and no amendment or other modification has been filed, recorded or is pending or contemplated thereto.

    Capitalization.

    Landmark’s authorized equity capitalization consists of 50,000 shares of Landmark Common Stock. As of the close of business on the date hereof, 10,000 shares of Landmark Common Stock were issued and outstanding. Such shares of Landmark capital stock constituted all of the issued and outstanding shares of capital stock of Landmark as of such date. All issued and outstanding Landmark Shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Landmark has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the Landmark Shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. Section 4.2 of the Landmark Disclosure Schedule lists all of the stockholders of Landmark as of the date hereof and sets forth the respective holdings of each such stockholder. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of Landmark, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of Landmark. There are no contracts, commitments, understandings, arrangements or restrictions by which Landmark is bound to sell or issue any shares of its capital stock.

    Authority Relative to this Agreement; Recommendation.

    The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by Landmark are within the corporate power and authority of Landmark. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Landmark, and no other corporate proceeding on the part of Landmark other than obtaining the Landmark Stockholder Approval is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Landmark and (assuming the due authorization, execution and delivery hereof and thereof by Parent and Merger Subsidiary) constitute or will constitute valid, legal and binding agreements of Landmark, enforceable against Landmark in accordance with their respective terms.

    Consents and Approvals; No Violations.

    Except for (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL; (ii) obtaining the Landmark Stockholder Approval and (iii) otherwise as set forth in Section 4.4 of the Landmark Disclosure Schedule attached hereto, no filing or registration with, or notice to, and no Permit, authorization, consent or approval of, any public court, tribunal or administrative, governmental or regulatory body, agency or authority is necessary or required in connection with the execution and delivery of this Agreement by Landmark or for the consummation by Landmark of the transactions contemplated by this Agreement. Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution or delivery of this Agreement by Landmark nor the performance of this Agreement nor the consummation of the transactions contemplated hereby by Landmark will (x) conflict with or result in any breach of any provision of the Certificates of Incorporation or Bylaws of Landmark, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Landmark Contract or other instrument or obligation to which Landmark is a party or by which it or any of its properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Landmark or any of its properties or assets.

    Title to and Condition of Assets.

    Landmark has good title to, or valid leasehold interests in, all its properties and assets owned by it, except for such as are no longer used or useful in the conduct of its Business or as have been disposed of in the ordinary course of Business, except for minor defects in title, easements, restrictive covenants and similar encumbrances or impediments that, in the aggregate do not and will not have a Material Adverse Effect on the Business as currently conducted. Except as set forth in Section 4.5 of the Landmark Disclosure Schedule, all such assets and properties, other than assets and properties in which Landmark has leasehold interests, are free and clear of all Liens, except for Permitted Liens and the proposed transaction will not cause a default under any lease. The terms of all leases are set forth in Section 4.5 of the Landmark Disclosure Schedule.

    Absence of Certain Events.

    Except as set forth in Section 4.6 of the Landmark Disclosure Schedule, since January 1, 2003, Landmark has not suffered any adverse change in its Business, financial condition or results of operations that will have a Material Adverse Effect on Landmark. Since January 1, 2003, Landmark has conducted its Business in the ordinary course and consistent with past practice and there has not been: (i) any entry into any Contract or an amendment of any Contract between Landmark on the one hand, and any of the executive officers or key employees or consultants of Landmark on the other hand, providing for employment of any such officer or key employee or consultant or any general or material increase in the compensation, severance or termination benefits payable or to become payable by Landmark to any of the executive officers or key employees or consultants of Landmark (except for normal increases in the ordinary course of Business that are consistent with past practices and that, in the aggregate, do not result in a material increase in benefits or compensation expense), or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such executive officer or key employee or consultant; (ii) any entry by Landmark into or termination of or amendment to any material Contract or transaction (including, without limitation, any borrowing, capital expenditure, sale of assets or any Lien (other than Permitted Liens) made on any of the properties or assets of Landmark) other than in the ordinary and usual course of Business copies of each employment contract and any other material contract have been delivered to Parent; (iii) any material change in the accounting methods, principles or practices of Landmark; (iv) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect upon Landmark; (v) any event, occurrence or action that has had or is reasonably likely to have a Material Adverse Effect on Landmark; (vi) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to the Landmark Shares; (vii) any amendment of any material term of any outstanding equity security (or any instrument convertible into or exchangeable for any equity security) of Landmark; (viii) any repurchase, redemption or other acquisition by Landmark of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, Landmark; or (ix) any Contract to do any of the foregoing.

    Subsidiaries.

    Except as set forth on Section 4.7 of the Landmark Disclosure Schedule, Landmark does not own any Subsidiaries and Landmark does not own or hold of record and/or beneficially own or hold, any shares of any class of the capital stock of any corporation or any legal or beneficial ownership interest in any general or limited partnership, limited liability company, business trust or joint venture or any other unincorporated trade or business enterprise.

    Financial Statements.

    The audited consolidated statements of financial condition, results of operations and cash flows of Landmark as of and for the 12-month periods ended December 31, 2001 and December 31, 2000 and the unaudited consolidated statements of financial condition, results of operations and cash flows of Landmark as of and for the 12-month period ended December 31, 2002 attached hereto as Exhibit 4.8. (collectively, the "Landmark Financial Statements"), were previously provided to Parent. Except as disclosed in the notes to the Landmark Financial Statements, the Landmark Financial Statements taken as a whole present fairly in accordance with GAAP, in all material respects, the consolidated financial condition, results of operations and cash flows of Landmark, as of the dates, and for the periods indicated (except for the absence of notes and normal recurring year-end adjustments with respect to the unaudited Landmark Financial Statements).

    Litigation.

    Except as set forth in Section 4.9 of the Landmark Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the Knowledge of Landmark, threatened, against, relating to or affecting Landmark at law or in equity, or before any Governmental Authority, including, without limitation, with respect to infringement of any Landmark Intellectual Property. Except as set forth in Section 4.9 of the Landmark Disclosure Schedule, Landmark is not subject to any order, judgment, decree or obligation that would have a Material Adverse Effect on the Business as currently conducted.

    Employee Benefit Plans Matters.
      Section 4.10 of the Landmark Disclosure Schedule contains a true and complete list of (i) all employee welfare benefit and employee pension benefit plans as defined in sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, but not limited to, plans that provide retirement income or result in a deferral of income by employees for periods extending to termination of employment or beyond, and plans that provide medical, surgical, or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment and (ii) all other material employee benefit agreements or arrangements (other than "payroll practices" under Department of Labor (the "DOL") Regulation Section 2510.3-1) that are currently in effect as of the date of this Agreement, or have been approved before this date but are not yet effective, for the benefit of any director, officer, employee or other service provider or any former director, officer, employee or other service provider (or any of their beneficiaries) of Landmark (collectively, a "Landmark Beneficiary"), or with respect to which Landmark may have any material liability ("Landmark Benefit Plans").
      With respect to each Landmark Benefit Plan, Landmark has heretofore made available to Parent, as applicable, complete and correct copies of each of the following documents which Landmark has prepared or has been required to prepare:
        the Landmark Benefit Plans and any amendments thereto (or if a Landmark Benefit Plan is not a written agreement, a description thereof);
        the most recent annual Form 5500 reports filed with the IRS;
        the most recent statement filed with the DOL pursuant to 29 U.S.C. Par 2520.104-23;
        the most recent annual Form 990 and 1041 reports filed with the IRS;
        the most recent actuarial reports;
        the most recent reports prepared in accordance with Statement of Financial Accounting Standards No. 106;
        the most recent summary plan description and summaries of material modifications thereto;
        the trust agreement, group annuity contract or other funding agreement that provides for the funding of the Landmark Benefit Plan;
        the most recent financial statement;
        the most recent determination letter received from the IRS; and
        any agreement pursuant to which Landmark is obligated to indemnify any Person.
      All contributions and other payments required to have been made by Landmark or any entity (whether or not incorporated) that is (or is required to be) treated as a single employer with Landmark under Section 414 of the Code (a "Landmark ERISA Affiliate") with respect to any Landmark Benefit Plan have been or will be timely made and all such amounts properly accrued through the date of the Landmark Financial Statements have been reflected therein.
      The terms of all Landmark Benefit Plans that are intended to be "qualified" within the meaning of Section 401(a) of the Code have received favorable determination letters from the IRS on the current forms of such Landmark Benefit Plans or the applicable remedial amendment periods will not have ended prior to the Effective Time. Except as disclosed in Section 4.10 of the Landmark Disclosure Schedule, to the Knowledge of Landmark, no event or condition exists or has occurred that could cause the IRS to disqualify any Landmark Benefit Plan that is intended to be qualified under Section 401(a) of the Code. Except as disclosed in Section 4.10 of the Landmark Disclosure Schedule, with respect to each Landmark Benefit Plan, Landmark and each Landmark ERISA Affiliate are in compliance in all material respects with, and each Landmark Benefit Plan and related source of benefit payment is and has been operated in compliance with, its terms, all applicable Laws governing such plan or source, including, without limitation, ERISA, the Code and applicable local Law. To the Knowledge of Landmark, except as set forth in Section 4.10 of the Landmark Disclosure Schedule, no Landmark Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of the IRS, the DOL, or any other Governmental Authority or is scheduled to be subject to such an audit investigation or proceeding.
      With respect to each Landmark Benefit Plan, to the Knowledge of Landmark, there exists no condition or set of circumstances that could subject Landmark or any Landmark ERISA Affiliate to any liability arising under the Code, ERISA or any other applicable Law (including, without limitation, any liability to or under any such plan or under any indemnity agreement to which Landmark or any Landmark ERISA Affiliate is a party), which liability, excluding liability for benefit claims and funding obligations, each payable in the ordinary course, could reasonably be expected to have a Material Adverse Effect on Landmark. No claim, action or litigation has been made, commenced or, to the Knowledge of Landmark, threatened, by or against any Landmark with respect to any Landmark Benefit Plan (other than for benefits in the ordinary course) that could reasonably be expected to have a Material Adverse Effect on Landmark.
      Except as disclosed in Section 4.10 of the Landmark Disclosure Schedule, no Landmark Benefit Plan that is a "welfare benefit plan" (within the meaning of Section 3(1) of ERISA) provides benefits for any retired or former employees (other than as required under Sections 601 et seq. of ERISA and Section 4980 of the Code or other applicable state or local Law that specifically mandates continued health coverage).
      No Landmark Benefit Plan is a "multiemployer plan" as defined in Section 3(37) of ERISA and neither Landmark nor any Landmark ERISA Affiliate has previously maintained or had an obligation to contribute to a "multiemployer plan" (as defined above).
      Neither Landmark nor any entity that was at any time during the six-year period ending on the date of this Agreement a Landmark ERISA Affiliate has ever maintained, had an obligation to contribute to, contributed to, or had any liability with respect to any plan that is or was a pension plan (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA.
      No Landmark Beneficiary will be eligible to accrue any additional benefits under any Landmark Benefit Plan after the Effective Time, unless approved by Parent, except for COBRA benefits, the cost of which shall be paid entirely by the recipient.
    Labor Matters.

    Except as set forth in Section 4.11 of the Landmark Disclosure Schedule:

      Landmark is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours including, without limitation, any such Laws respecting employment discrimination and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice;
      there is no unfair labor practice charge or complaint against Landmark pending or, to the Knowledge of Landmark, threatened before the National Labor Relations Board or any other comparable authority;
      Landmark is not a party to any collective bargaining agreements;
      there is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of Landmark, threatened against Landmark relating to employment, employment practices, terms and conditions of employment or wages and hours;
      there are no pending or, to the Knowledge of Landmark, threatened, strikes, lockouts or other work stoppages involving any persons employed by Landmark;
      there are no representation petitions or other similar petitions or requests for representation pending or, to the Knowledge of Landmark, threatened, before the National Labor Relations Board or other Government Authority in connection with any persons employed by Landmark; and
      as of the Effective Time, unless approved by Parent and subject to Section 6.1, Landmark will have no employees.
    Tax Matters.

    Except as set forth in Section 4.12 of the Landmark Disclosure Schedule:

      Landmark is not a member of an affiliated group, within the meaning of Section 1504(a) of the Code, and neither Landmark nor any entity to whose liabilities Landmark has succeeded, has ever filed a consolidated federal income Tax Return with (or been included in a consolidated return of) an affiliated group, except (i) from the date of Landmark’s incorporation until December 31, 1998, Landmark was a member of an affiliated group of which Biological & Popular Culture, Inc. ("Biopop"), renamed GIV Holdings, Inc. on December 31, 1998, was the common parent (Henry Schein, Inc., a publicly traded distributor of healthcare products and services, purchased Biopop on December 31, 1998), (ii) from January 1, 1999 until October 31, 1999, Landmark was a member of an affiliated group of which BCCX, Inc. was the common parent and (iii) from November 1, 1999 through December 31, 2000, Landmark was a member of an affiliated group of which Clinical Chemistry Holdings, Inc. was the common parent. Landmark has delivered to Parent copies of each of the consolidated tax returns referenced in clauses (ii) and (iii) in the preceding sentence.
      Landmark (and, as applicable, the affiliated group of which Landmark was a member) has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns with respect to Landmark is correct and complete in all material respects; provided, however, that this representation is limited to the Knowledge of Landmark with respect to Biopop’s affiliated group with respect to any Tax Return filed after December 31, 1998;
      Landmark (and, as applicable, the affiliated group of which Landmark was a member) has paid all material Taxes due and payable by it, except for those being contested in good faith; provided, however, that this representation is limited to the Knowledge of Landmark with respect to Biopop’s affiliated group with respect to any Taxes payable after December 31, 1998;
      the Landmark Financial Statements fully and properly reflect, as of their dates, the liabilities of Landmark for all Taxes for all periods ending on or before such dates; provided, however, that this representation is limited to the Knowledge of Landmark with respect to Biopop’s affiliated group with respect to any date on or after December 31, 1998;
      there is no pending examination, administrative or judicial proceeding, or deficiency or refund litigation, with respect to any Taxes of Landmark (and, as applicable, the affiliated group of which Landmark was a member); provided, however, that this representation is limited to the Knowledge of Landmark with respect to Biopop’s affiliated group;
      since April 16, 1997, Landmark has not distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies;
      Landmark is not, or has not been at any time within the last five years, a "United States real property holding corporation" for purposes of Section 897 of the Code; and
      Landmark has no Knowledge of any fact, nor has Landmark taken any action, that would or would be reasonably likely to adversely affect the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code.
    Compliance with Law.

    Landmark holds all Permits necessary for the lawful conduct of its Business, except for failures to hold such Permits that would not have a Material Adverse Effect on Landmark. Landmark is in compliance with the material terms of the Permits, except where the failure so to comply would not have a Material Adverse Effect on Landmark. The Business of Landmark is not being conducted in violation of any relevant Law, ordinance or regulation of any Governmental Authority except for violations or possible violations which do not have, and, could not reasonably be expected to have, a Material Adverse Effect on Landmark. No investigation or review by any Governmental Authority with respect to Landmark is pending or, to the Knowledge of Landmark, threatened.

    Fees and Expenses of Brokers and Others.

    Other than Third Security, LLC, for which a fee for services rendered was previously paid by Landmark to Third Security, LLC in an amount equal to $300,000, Landmark (a) has not had any dealings, negotiations or communications with any broker, finder or investment banker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is not committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement and (c) has not retained any broker, finder or investment banker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement.

    Absence of Undisclosed Liabilities.

    Except as set forth in Section 4.15 of the Landmark Disclosure Schedule, Landmark does not have any material liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, required by GAAP to be set forth in a financial statement or in the notes thereto except liabilities, obligations or contingencies that (i) are accrued or reserved against in the balance sheet of Landmark as of December 31, 2002, or (ii) were incurred after December 31, 2002 in the ordinary course of Business and consistent with past practices during 2002.

    Environmental Laws and Regulations.
      Landmark is in compliance with all applicable Laws (including common Law) and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), which compliance includes, but is not limited to, the possession by Landmark of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure so to comply would not have a Material Adverse Effect on Landmark.
      Landmark has not received written notice of, or, to the Knowledge of Landmark, is the subject of, any action, cause of action, claim, investigation, demand or notice by any Person alleging liability under or non-compliance with any Environmental Law (an "Environmental Claim").
      There have been no releases or offsite shipments from any property owned by Landmark (or to the Knowledge of Landmark any property adjacent to Landmark’s property) of any hazardous, toxic or radioactive material, substance or wastes defined or regulated as such under the Environmental Law that would be reasonably likely to result in an Environmental Claim.
      To the Knowledge of Landmark, there are no circumstances that are reasonably likely to prevent or interfere with the material compliance with all Environmental Laws by Landmark in the future.
      There are no Environmental Claims that are pending or, to the Knowledge of Landmark, threatened, against Landmark or against any Person whose liability for any Environmental Claim Landmark has or may have retained or assumed either contractually or by operation of Law.
    Intellectual Property.
      Except as set forth on Section 4.17 of the Landmark Disclosure Schedule, Landmark is the sole owner of all right, title and interest in the Intellectual Property owned by Landmark and has all necessary licenses, rights, permissions and authorizations to use the Intellectual Property licensed by Landmark. The Intellectual Property constitutes all non-tangible property necessary for the operation of the Business as presently conducted. To the Knowledge of Landmark, each item of Intellectual Property has been used with the authorization of every other claimant thereto and the execution, delivery and performance of this Agreement will not impair such use by Landmark after the Merger Closing.
      Except as set forth on Section 4.17 of the Landmark Disclosure Schedule for a period of three years prior to the date hereof, Landmark has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of any third party, and Landmark has not received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that Landmark must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of Landmark, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of Landmark. Except as set forth on Section 4.17 of the Landmark Disclosure Schedule, there are no pending claims, litigation, arbitration, opposition proceedings, petitions to cancel, interferences, administrative proceedings, demand letters or cease and desist letters challenging the Intellectual Property, or Landmark’s rights therein.
      Section 4.17 of the Landmark Disclosure Schedule identifies each existing patent, trademark, copyright or other registration that has been issued to Landmark that is currently valid and existing with respect to any of the Intellectual Property, identifies each pending application or application for registration that Landmark has made with respect to any of the Intellectual Property and identifies each license, agreement or other permission that Landmark has granted to any third party with respect to any of the Intellectual Property (together with any exceptions thereto). Except as set forth on Section 4.17 of the Landmark Disclosure Schedule, Landmark has made available to Parent correct and complete copies of all such patents, registrations, applications, licenses, agreements and permissions (as amended to date) and has made available to Parent correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Section 4.17 of the Landmark Disclosure Schedule also identifies each trade name or unregistered trademark used by Landmark. Except as set forth on Section 4.17 of the Landmark Disclosure Schedule, with respect to each item of Intellectual Property required to be identified therein: (i) to the Knowledge of Landmark, the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; (ii) no action, suit, proceeding, hearing, charge, complaint, claim or demand is pending or, to the Knowledge of Landmark, is threatened which challenges the legality, validity, enforceability, use or ownership of the item; and (iii) Landmark has not licensed or permitted any third party to use any such item.
    Insurance.

    All material fire and casualty, general liability, product liability, and sprinkler and water damage insurance policies maintained by Landmark are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the Business of Landmark and its properties and assets, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on Landmark. Section 4.18 of the Landmark Disclosure Schedule sets forth, with respect to each insurance policy maintained by Landmark, the name of the insurance carrier, a description of the type of coverage, deductible amounts, limits on coverage and other material terms of the policy.

    Books and Records.

    The books of account, minute books, stock record books and other records of Landmark are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the requirements relating to a system of internal accounting controls. To the Knowledge of Landmark, Landmark has made available to Parent for examination the originals or true and correct copies of all documents that Parent has requested in connection with the transactions contemplated by this Agreement.

    Accounts Receivable and Accounts Payable.

    Except as set forth on Section 4.20 of the Landmark Disclosure Schedule, the Accounts Receivable all have arisen from bona fide transactions with independent third parties in the ordinary course of Business and were, on the Landmark Financial Statements, subject to adequate reserves in accordance with and based upon Landmark’s past practice. All Accounts Payable of Landmark have arisen from bona fide transactions in the ordinary course of Business and are to be paid in accordance with normal trade practice.

    Material Contracts.
      Section 4.21 of the Landmark Disclosure Schedule contains a true, correct and complete list of all Contracts (which term includes all amendments, modifications and supplements thereto and all side letters affecting the obligations of any party thereunder) to which Landmark is a party or by which any of the properties or assets of Landmark are bound that are, material to the Business, properties or assets of Landmark taken as a whole, including, without limitation: (i) regardless of amount, employment, product design or development, personal services, consulting, non-competition, severance, golden parachute, or indemnification Contracts (including, without limitation, any Contract to which Landmark is a party involving employees or Affiliates of Landmark); (ii) regardless of amount, Contracts granting rights of first refusal or first negotiation; (iii) regardless of amount, partnership or joint venture agreements; (iv) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise; (v) Contracts or agreements with any Governmental Authority; (vi) Contracts relating to the purchase of goods, equipment or services used in support of the Business or operations of Landmarks of amounts in excess of $30,000 per year or having a duration in excess of one year; (vii) customer Contracts; (viii) regardless of amount, Contracts which contain covenants pursuant to which Landmark has agreed not to compete with any Person or any Person has agreed not to compete with Landmark; (ix) Contracts upon which any substantial part of the Business of Landmark is dependent or which, if breached, could reasonably be expected to have a Material Adverse Effect on Landmark; and (x) all commitments and agreements, whether written or oral, to enter into any of the foregoing (collectively, the "Landmark Contracts").
      Except as set forth in Section 4.21 of the Landmark Disclosure Schedule, each of the Landmark Contracts is valid, binding, in full force and effect and enforceable in accordance with its terms, and true and correct copies thereof (or, as to oral contracts, complete written descriptions thereof) have been delivered to Parent, and there is no existing default that has not been cured or waived under any Landmark Contract so listed by Landmark or, to the Knowledge of Landmark, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Landmark or, to the Knowledge of Landmark, any other party, that in any such case would have a Material Adverse Effect on the Business as currently conducted.
      Except as set forth in Section 4.21 of the Landmark Disclosure Schedule, no party to any such Landmark Contract has given written notice to Landmark of, or made, a claim against Landmark with respect to any breach or default thereunder or, to the Knowledge of Landmark, threatened any of the foregoing.
      Except as set forth in Section 4.4 of the Landmark Disclosure Schedule, the execution and delivery of this Agreement by Landmark does not, and the consummation of the transactions contemplated by this Agreement will not, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require the consent or waiver under, any of the material terms, conditions or provisions of the Landmark Contracts identified in Section 4.21 of the Landmark Disclosure Schedule that would have a Material Adverse Effect on the Business as currently conducted.
    Real or Personal Property.

    Except as set forth in Section 4.22 of the Landmark Disclosure Schedule, Landmark does not lease for a term of more than six months nor own any real or personal property.

    Vote Required.

    The affirmative vote of the holders of a majority of the outstanding shares of Landmark capital stock is the only vote of the holders of any class or series of Landmark’s capital stock necessary to approve and adopt this Agreement and the Merger. Landmark has taken or will take all action necessary to have the holders of Landmark capital stock approve and adopt this Agreement and the Merger in accordance with the applicable provisions of this Agreement, the DGCL, the Certificate of Incorporation and Bylaws of Landmark and any other applicable governing instrument. In accordance with the applicable provisions of the DGCL, the Certificate of Incorporation and Bylaws of Landmark and any other applicable governing instruments, Landmark will receive a validly executed, non-unanimous written consent of the Landmark Signing Stockholders.

    Full Disclosure.

  No representation or warranty made by Landmark contained in this Agreement and no statement contained in any agreement, certificate or schedule furnished or to be furnished by Landmark to Parent in, or pursuant to the provisions of, this Agreement, contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make statements herein or therein not misleading.

  REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

  Parent and Merger Subsidiary represent and warrant to Landmark, jointly and severally, as follows:

    Organization and Authority of the Parent.

    Each of Parent and Merger Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Merger Subsidiary has full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of Parent and Merger Subsidiary is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on Parent or Merger Subsidiary, as the case may be. The copies of the Certificate of Incorporation and Bylaws of each of Parent and Merger Subsidiary, which have been delivered to Landmark, are complete and correct and in full force and effect on the date hereof, and no amendment or other modification has been filed, recorded or is pending or contemplated thereto.

    Capitalization.

    Parent’s authorized equity capitalization consists of 6,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock"). As of the close of business on December 31, 2002, 1,874,974 shares of Parent Common Stock and no shares of Parent Preferred Stock were issued and 1,854,486 shares of Parent Common Stock and no shares of Parent Preferred Stock were outstanding and 20,488 shares of Parent Common Stock were held as treasury shares. Such shares of Parent Common Stock constituted all of the issued and outstanding shares of capital stock of Parent as of such date. Merger Subsidiary’s authorized equity capitalization consists of 1,000 shares of Merger Subsidiary Common Stock. As of the close of business on the date hereof, 100 shares of Merger Subsidiary Common Stock were issued and outstanding and held by Parent. Such shares of Merger Subsidiary Common Stock constituted all of the issued and outstanding shares of capital stock of Merger Subsidiary as of such date. All issued and outstanding shares of Parent Common Stock and Merger Subsidiary Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights. Upon issuance to the Landmark Stockholders at the Effective Time in accordance with the terms of this Agreement, the shares of Parent Series A Preferred Stock shall be duly and validly issued, fully paid and non-assessable, and none of such shares of Parent Series A Preferred Stock shall be issued in violation of any preemptive or other right. Upon issuance of the shares of Parent Common Stock upon conversion of the shares of Parent Series A Preferred Stock pursuant to the terms of this Agreement and the Certificate of Designation, such shares of Parent Common Stock shall be duly and validly issued, fully paid and non-assessable, and none of such shares of Parent Common Stock shall be issued in violation of any preemptive or other right.

    Authority Relative to this Agreement.

    The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by Parent and Merger Subsidiary are within the corporate power and authority of Parent and Merger Subsidiary. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of Parent and Merger Subsidiary and no other corporate proceeding on the part of Parent or Merger Subsidiary other than obtaining the Parent Stockholder Approval is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Parent and Merger Subsidiary, as applicable, and (assuming the authorization, execution and delivery hereof and thereof by the Board of Directors of Landmark) constitute or will constitute valid, legal and binding agreements of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with their respective terms.

    Consents and Approvals; No Violations.

    Except for (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL; (ii) obtaining the Parent Stockholder Approval and (iii) the filing with NASDAQ of a listing application covering the Registrable Securities or other shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder, no filing or registration with, or notice to, and no Permit, authorization, consent or approval of, any public court, tribunal or administrative, governmental or regulatory body, agency or authority is necessary or required in connection with the execution and delivery of this Agreement by Parent and Merger Subsidiary or for the consummation by Parent and Merger Subsidiary of the transactions contemplated by this Agreement; provided that until the Shelf Registration Statement has become effective, the sale of shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder may be restricted. Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by Parent and Merger Subsidiary will (x) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Parent or Merger Subsidiary, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which Parent or Merger Subsidiary is a party or by which Parent or Merger Subsidiary or any of their properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Merger Subsidiary or any of their properties or assets except, in the case of subsections (y) or (z) above, for violations, breaches or defaults that would not have a Material Adverse Effect on Parent or Merger Subsidiary and that will not prevent or delay the consummation of the transactions contemplated hereby; provided that until the Shelf Registration Statement has become effective, the sale of shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder shall be restricted.

    SEC Documents.

    Parent has filed all required reports, schedules, forms, statements and other documents with the SEC under the Exchange Act since January 1, 1998 (such documents, together with all exhibits and schedules thereto and documents incorporated by reference therein collectively referred to herein as the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except for an arithmetic currency conversion error in Parent’s quarterly report for the period ending September 30, 2001, which was subsequently corrected, the consolidated financial statements of Parent included in the Parent SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and other adjustments described therein).

    Fees and Expenses of Brokers and Others.

    Except for (i) the engagement by Parent of Davenport & Company LLC to deliver to Parent’s Board of Directors an opinion as to the fairness, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates, of the acquisition of Landmark by Parent in exchange for the Merger Consideration to be paid by Parent to the holders of Landmark Shares, (ii) the engagement by Parent of Corporate Capital Consultants, Inc. to deliver to Parent’s Board of Directors an opinion as to the fairness, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates, of the acquisition of Group Practice Services Incorporated ("GPSI") by Parent in exchange for the merger consideration to be paid by Parent to the holders of shares of common stock and preferred stock of GPSI pursuant to the GPSI Merger Agreement and (iii) the engagement by Parent of Westminster Securities Corporation to assist Parent in a proposed PIPES offering, neither Parent nor Merger Subsidiary (a) has had any dealings, negotiations or communications with any broker, finder or investment banker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement or (c) has retained any broker, finder or investment banker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement.

    Absence of Certain Events.

    Except as set forth in Section 5.7 of the Parent Disclosure Schedule or as reflected in a Parent SEC Document filed by, or a press release issued by, Parent prior to the date hereof, since April 1, 2002, Parent has not suffered any adverse change in its business, financial condition or results of operations that will have a Material Adverse Effect on Parent. Since April 1, 2002, Parent has conducted its business in the ordinary course and consistent with past practice and there has not been: (i) except for employment contracts with Israel M. Stein, Emil Hugen and Andrian Tennyenhuis, copies of which have been provided by Parent to Landmark, any entry into any Contract or an amendment of any Contract between Parent on the one hand, and any of the executive officers or key employees or consultants of Parent on the other hand, providing for employment of any such officer or key employee or consultant or any general or material increase in the compensation, severance or termination benefits payable or to become payable by Parent to any of the executive officers or key employees or consultants of Parent (except for normal increases in the ordinary course of business that are consistent with past practices and that, in the aggregate, do not result in a material increase in benefits or compensation expense), or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such executive officer or key employee or consultant; (ii) any entry by Parent into any material Contract or transaction (including, without limitation, any borrowing, capital expenditure, sale of assets or any Lien (other than Permitted Liens) made on any of the properties or assets of Parent) other than in the ordinary and usual course of business, except for the GPSI Merger Agreement, the Elan Purchase Agreement and the other transactions associated with the financing thereof; (iii) any change in the accounting methods, principles or practices of Parent; (iv) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect upon Parent; (v) any event, occurrence or action that has had or is reasonably likely to have a Material Adverse Effect on Parent; (vi) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to the Parent Common Stock, except for Parent’s regular quarterly cash dividends and the 25% stock dividend paid on September 10, 2002 to holders of record of Parent Common Stock on August 26, 2002; (vii) any amendment of any material term of any outstanding equity security of Parent; (viii) any repurchase, redemption or other acquisition by Parent of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, Parent; or (ix) any Contract to do any of the foregoing.

    Compliance with Law.

    Parent holds all Permits necessary for the lawful conduct of its business, except for failures to hold such Permits that would not have a Material Adverse Effect on Parent. Parent is in compliance with the material terms of the Permits, except where the failure so to comply would not have a Material Adverse Effect on Parent. The business of Parent is not being conducted in violation of any relevant Law, ordinance or regulation of any Governmental Authority except for violations or possible violations which do not have, and, could not reasonably be expected to have, a Material Adverse Effect on Parent. No investigation or review by any Governmental Authority with respect to Parent is pending or, to the Knowledge of Parent, threatened.

    Absence of Undisclosed Liabilities.

    Except as set forth in Section 5.9 of the Parent Disclosure Schedule, Parent does not have any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, required by GAAP to be set forth in a financial statement or in the notes thereto except liabilities, obligations or contingencies that (i) are accrued or reserved against in the balance sheet of Parent as of December 31, 2002, or (ii) were incurred after December 31, 2002 in the ordinary course of business and consistent with past practices.

    Environmental Laws and Regulations.

    Except as set forth on Section 5.10 of the Parent Disclosure Schedule:

      Parent is in compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by Parent of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure so to comply would not have a Material Adverse Effect on Parent.
      Parent has not received written notice of, or, to the Knowledge of Parent, is the subject of, any Environmental Claim.
      There have been no releases or offsite shipments from any property owned by Parent of any hazardous, toxic or radioactive material, substance or wastes defined or regulated as such under the Environmental Law that would be reasonably likely to result in an Environmental Claim.
      To the Knowledge of Parent, there are no circumstances that are reasonably likely to prevent or interfere with the material compliance with all Environmental Laws by Parent in the future.
      There are no Environmental Claims that are pending or, to the Knowledge of Parent, threatened, against Parent or, to the Knowledge of Parent, against any Person whose liability for any Environmental Claim Parent has or may have retained or assumed either contractually or by operation of Law.
    Vote Required; Board Approval.
      The affirmative vote of the holders of shares of Parent Common Stock representing the Parent Stockholder Approval is the only vote of the holders of any class or series of Parent capital stock necessary to approve and adopt the transactions contemplated by this Agreement.
      A special committee of Parent’s Board of Directors has unanimously recommended to the Parent’s Board of Directors and Parent’s Board of Directors (other than any interested director who abstained) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of Parent and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved to recommend to its stockholders, subject to any required updates with respect to the fairness opinion, as appropriate, that they vote in favor of adopting and approving the transactions contemplated by this Agreement in accordance with the terms hereof.
    Parent Proxy Statement; PPM; Shelf Registration Statement.

    None of the information with respect to Parent to be included in the Parent Proxy Statement, the PPM or the Shelf Registration Statement will, in the case of the Parent Proxy Statement and the PPM or any amendments thereof or supplements thereto, at the time of the mailing of the Parent Proxy Statement or the PPM or any amendments thereof or supplements thereto, and at the time of the Parent Special Meeting, or in the case of the Shelf Registration Statement, at the time it becomes effective and as long as it continues to remain effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Parent Proxy Statement, the PPM and the Shelf Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, as applicable, and the rules and regulations promulgated thereunder, except that no representation is made by Parent with respect to information supplied in writing by Landmark, GPSI or any Affiliate of any of the foregoing for inclusion in the Parent Proxy Statement, the PPM or the Shelf Registration Statement.

    Litigation.

    There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of Parent, proposed or threatened that involves Parent and that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

    Employee Benefit Plans Matters.
      Section 5.14 of the Parent Disclosure Schedule contains a true and complete list of (i) all employee welfare benefit and employee pension benefit plans as defined in sections 3(1) and 3(2) of ERISA, including, but not limited to, plans that provide retirement income or result in a deferral of income by employees for periods extending to termination of employment or beyond, and plans that provide medical, surgical, or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment and (ii) all other material employee benefit agreements or arrangements (other than "payroll practices" under DOL Regulation Section 2510.3-1) that are currently in effect as of the date of this Agreement, or have been approved before this date but are not yet effective, for the benefit of any director, officer, employee or other service provider or any former director, officer, employee or other service provider (or any of their beneficiaries) of Parent (collectively, a "Parent Beneficiary", or with respect to which Parent may have any material liability ("Parent Benefit Plans").
      With respect to each Parent Benefit Plan, Parent has heretofore made available to Landmark, as applicable, complete and correct copies of each of the following documents, if any, which Parent has prepared or has been required to prepare:
        the Parent Benefit Plans and any amendments thereto (or if a Parent Benefit Plan is not a written agreement, a description thereof);
        the most recent annual Form 5500 reports filed with the IRS;
        the most recent statement filed with the DOL pursuant to 29 U.S.C. Par 2520.104-23;
        the most recent annual Form 990 and 1041 reports filed with the IRS;
        the most recent actuarial reports;
        the most recent reports prepared in accordance with Statement of Financial Accounting Standards No. 106;
        the most recent summary plan description and summaries of material modifications thereto;
        the trust agreement, group annuity contract or other funding agreement that provides for the funding of the Parent Benefit Plan;
        the most recent financial statement;
        the most recent determination letter received from the IRS; and
        any agreement pursuant to which Parent is obligated to indemnify any Person (including any indemnification agreements with directors of Parent).
      All contributions and other payments, if any, required to have been made by Parent or any entity (whether or not incorporated) that is (or is required to be) treated as a single employer with Parent under Section 414 of the Code (a "Parent ERISA Affiliate") with respect to any Parent Benefit Plan (or to any person pursuant to the terms thereof) have been or will be timely made and all such amounts properly accrued through the date of the most recent Parent Financial Statements have been reflected therein.
      The terms of all Parent Benefit Plans, if any, that are intended to be "qualified" within the meaning of Section 401(a) of the Code have received favorable determination letters from the IRS on the current forms of such Parent Benefit Plans or the applicable remedial amendment periods will not have ended prior to the Effective Time. Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, to the Knowledge of Parent, no event or condition exists or has occurred that could cause the IRS to disqualify any Parent Benefit Plan that is intended to be qualified under Section 401(a) of the Code. Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, with respect to each Parent Benefit Plan, Parent and each Parent ERISA Affiliate are in compliance in all material respects with, and each Parent Benefit Plan and related source of benefit payment is and has been operated in compliance with, its terms, all applicable Laws governing such plan or source, including, without limitation, ERISA, the Code and applicable local Law. To the Knowledge of Parent, except as set forth in Section 5.14 of the Parent Disclosure Schedule, no Parent Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of the IRS, the DOL, or any other Governmental Authority or is scheduled to be subject to such an audit investigation or proceeding.
      With respect to each Parent Benefit Plan, to the Knowledge of Parent, there exists no condition or set of circumstances that could subject Parent or any Parent ERISA Affiliate to any liability arising under the Code, ERISA or any other applicable Law (including, without limitation, any liability to or under any such plan or under any indemnity agreement to which Parent or any Parent ERISA Affiliate is a party), which liability, excluding liability for benefit claims and funding obligations, each payable in the ordinary course, could reasonably be expected to have a Material Adverse Effect on Parent. No claim, action or litigation has been made, commenced or, to the Knowledge of Parent, threatened, by or against any Parent with respect to any Parent Benefit Plan (other than for benefits in the ordinary course) that could reasonably be expected to have a Material Adverse Effect on Parent.
      Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, no Parent Benefit Plan, if any, that is a "welfare benefit plan" (within the meaning of Section 3(1) of ERISA) provides benefits for any retired or former employees (other than as required under Sections 601 et seq. of ERISA and Section 4980 of the Code or other applicable state or local Law that specifically mandates continued health coverage).
      No Parent Benefit Plan is a "multiemployer plan" as defined in Section 3(3) of ERISA and neither Parent nor any Parent ERISA Affiliate has previously maintained or had an obligation to contribute to a "multiemployer plan" (as defined above).
      Neither Parent nor any entity that was at any time during the six-year period ending on the date of this Agreement a Parent ERISA Affiliate has ever maintained, had an obligation to contribute to, contributed to, or had any liability with respect to any plan that is or was a pension plan (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA.
    Tax Matters.

    Except as set forth in Section 5.15 of the Parent Disclosure Schedule:

      Parent and its Subsidiaries are members of the affiliated group, within the meaning of Section 1504(a) of the Code, of which Parent is the common parent; such affiliated group files a consolidated federal income Tax Return; and neither Parent, any of its Subsidiaries, nor any entity to whose liabilities Parent or any of its Subsidiaries has succeeded, has filed a consolidated federal income Tax Return with (or been included in a consolidated return of) a different affiliated group than that of which Parent is the common parent;
      Parent has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is correct and complete in all material respects;
      Parent has paid all material Taxes due and payable by it, except for those being contested in good faith;
      the Parent Financial Statements fully and properly reflect, as of their dates, the liabilities of Parent for all Taxes for all periods ending on or before such dates;
      there is no pending examination, administrative or judicial proceeding, or deficiency or refund litigation, with respect to any Taxes of Parent;
      since April 16, 1997, Parent has not distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies;
      Parent is not, or has not been at any time within the last five years, a "United States real property holding corporation" for purposes of Section 897 of the Code; and
      Parent has no Knowledge of any fact, nor has Parent taken any action, that would or would be reasonably likely to adversely affect the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code.
    Listing.

    The Parent Common Stock is included in and listed on NASDAQ. The Parent is in compliance with the terms of its listing agreement with NASDAQ, NASDAQ’s rules and NASDAQ’s standards for continued listing and has complied or will timely comply with such agreement and such rules and standards in connection with the transactions contemplated by this Agreement. No proceeding is pending or, to the Knowledge of Parent, threatened relating to any unresolved violation of any of such items or delisting of the Parent’s Common Stock and the Parent has no reason to believe that the Parent Common Stock will not continue to be so listed.

    Full Disclosure.

  No representation or warranty made by Parent contained in this Agreement and no statement contained in any agreement, certificate or schedule furnished or to be furnished by Parent to Landmark in, or pursuant to the provisions of, this Agreement, contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make statements herein or therein not misleading.

  COVENANTS RELATING TO CONDUCT OF BUSINESS
    Conduct of Business of Landmark.
      During the period from the date of this Agreement to the Effective Time, unless Parent shall otherwise consent in writing and except as otherwise expressly contemplated or permitted by this Agreement, Landmark will, to the extent permitted by this Agreement, operate its Business solely in the ordinary course, consistent with past practice and in good faith with the goal of preserving intact its assets and current business organizations, keeping available the services of its current officers, maintaining the Landmark Contracts and preserving its relationships with customers, suppliers, creditors, brokers, agents and others with whom it has business dealings. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, or as agreed to in writing by Parent, Landmark agrees that, between the date hereof and the Effective Time, Landmark shall not:
        Issue, sell or grant any shares of capital stock of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof.
        (i) Split, combine, subdivide or reclassify any shares of its capital stock or (ii) declare, set aside for payment or pay any dividend or make any other distribution in respect of, any of its capital stock, or redeem or repurchase any of its capital stock.
        Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.
        Adopt any amendments to its Certificate of Incorporation or Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure or ownership.
        (i) Incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another Person, (ii) enter into any "keep well" or other agreement to maintain any financial condition of another Person or (iii) enter into any arrangement having the economic effect of any of the foregoing.
        Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, (i) any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof or (ii) any assets that, individually or in the aggregate, are material to Landmark except (without limitation of Section 6.1(a)(viii) below but subject to Section 6.1(a)(ix)), in the ordinary course of Business consistent with past practice.
        Sell, lease, license or otherwise encumber or subject to any Lien (other than a Permitted Lien) or otherwise dispose of any of the properties or assets of Landmark that, individually or in the aggregate, are material to Landmark.
        Make or agree to make any capital expenditures not previously approved by the Board of Directors in Landmark’s 2003 capital budget as set forth in Section 6.1(a)(viii) of the Landmark Disclosure Schedule.
        Except as provided in this Agreement or in the ordinary course of Business, (i) enter into any Contract in excess of $50,000 individually or in the aggregate, or (ii) modify, amend or transfer in any respect or terminate any Landmark Contract or waive, release or assign any rights or claims thereunder.
        Except as set forth in Section 6.1(a)(x) of the Landmark Disclosure Schedule and except as may be required by Law, (i) adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement (including any Landmark Benefit Plan) for the benefit or welfare of any employee, officer, director or service provider or former employee, officer, director or service provider, (ii) increase the compensation or fringe benefits of any such individuals of Landmark, or (iii) except as provided in an existing Landmark Benefit Plan, increase the compensation or fringe benefits of any such individuals or pay any benefit not required by any existing plan, arrangement or agreement.
        Make any material change to its accounting methods, principles or practices, except as may be required by GAAP.
        Create, incur or assume any material Lien (other than a Permitted Lien) on any of its material assets.
        Settle any litigation or waive, assign or release any rights or claims except in either case (i) in the ordinary course of Business and (ii) for any such settlement which (x) would not impose either restrictions on the conduct of the Business of Landmark or (y) for litigation items settled for money, involve in the aggregate in excess of $50,000 in cost to Landmark.
        Pay, discharge or satisfy any liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in the ordinary course of Business or in accordance with their terms.
    Conduct of Business of Parent.

    During the period from the date of this Agreement to the Effective Time, unless Landmark shall otherwise consent in writing and except for the transactions contemplated by the GPSI Merger Agreement, the Elan Purchase Agreement and the other transactions associated with the financing thereof and as otherwise expressly contemplated or permitted by this Agreement, Parent will, to the extent permitted by this Agreement, operate its business solely in the ordinary course, consistent with past practice and in good faith with the goal of preserving intact its assets and current business organizations, keeping available the services of its current officers and employees and preserving its relationships with customers, suppliers, creditors, brokers, agents and others with whom it has business dealings. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, or as agreed to in writing by Landmark, Parent agrees that Parent shall not other than in the ordinary course of business prior to the Merger Closing Date:

      Issue, sell or grant any shares of capital stock of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof.
      (i) Split, combine, subdivide or reclassify any shares of its capital stock or (ii) declare, set aside for payment or pay any dividend, or make any other distribution in respect of, any of its capital stock, or redeem or repurchase any of its capital stock or any outstanding options, warrants or rights of any kind to acquire more than 5,000 shares of, or any outstanding securities that are convertible into or exchangeable for any shares of its capital stock, except (A) for repurchases of unvested shares in connection with the termination of a relationship with any employee, consultant or director pursuant to stock option or purchase agreements in effect on the date hereof or approved by Landmark and (B) for Parent’s regular quarterly cash dividends.
      Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.
      Adopt any amendments to its Certificate of Incorporation or Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure or ownership.
      Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, (i) any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof or (ii) any assets that, individually or in the aggregate, are material to Parent except in the ordinary course of business consistent with past practice.
      Make any change to its accounting methods, principles or practices, except as may be required by GAAP.
   ADDITIONAL AGREEMENTS
    Parent Stockholder Meeting.

    Parent shall take all action necessary, in accordance with the DGCL and its Certificate of Incorporation and Bylaws, to duly call, give notice of, convene and hold the Parent Special Meeting (which may be combined with its annual meeting if it does not delay materially the Parent Special Meeting) as promptly as practicable, to consider and vote upon, among other things, the adoption and approval of the transactions contemplated by this Agreement as provided in this Section 7.1, including the conversion of the Parent Series A Preferred Stock into Parent Common Stock. The stockholder vote required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the DGCL, Parent’s Certificate of Incorporation and Bylaws and NASDAQ rules and regulations or otherwise deemed desirable by Parent’s Board of Directors. Parent will, through its Board of Directors, recommend to its stockholders approval of such matters, subject to receipt of any updates to applicable fairness opinions. Parent shall coordinate and cooperate with Landmark with respect to the timing of the Parent Special Meeting and shall use its best efforts to hold the Parent Special Meeting as soon as practicable after the date hereof.

    The Parent Proxy Statement.
      Parent shall, as soon as practicable, prepare and file with the SEC a draft of the Parent Proxy Statement (in a form approved by Third Security, LLC, acting on behalf of the Landmark Stockholders, which approval may not be unreasonably withheld or delayed) for the Parent Special Meeting. Parent, Landmark and Third Security, LLC, acting on behalf of the Landmark Stockholders, shall cooperate to respond promptly to any comments made by the SEC with respect thereto.
      Parent shall file the Parent Proxy Statement with the SEC, and shall promptly advise Third Security, LLC, acting on behalf of the Landmark Stockholders, when Parent receives notice of any request by the SEC for an amendment to the Parent Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and after consultation with Third Security, LLC, acting on behalf of the Landmark Stockholders, Parent shall respond promptly to any comments made by the SEC with respect thereto; provided, however, that Parent will not file any amendment or supplement to the Parent Proxy Statement without first furnishing to Third Security, LLC, acting on behalf of the Landmark Stockholders, a copy thereof for its review and will not file any such proposed amendment or supplement to which Third Security, LLC, acting on behalf of the Landmark Stockholders, reasonably and promptly objects; and
        cause the Parent Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder and cause the Parent Proxy Statement to be mailed to its stockholders at the earliest practicable time after the SEC completes its review of the Parent Proxy Statement, or if the SEC chooses not to review the Parent Proxy Statement, within 10 days after the date the SEC notifies Parent that it will not review the Parent Proxy Statement.
      If, at any time when the Parent Proxy Statement is required to be delivered under the Exchange Act, any event occurs as a result of which the Parent Proxy Statement as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Parent Proxy Statement to comply with the Exchange Act or the rules promulgated thereunder, Third Security, LLC, acting on behalf of the Landmark Stockholders, will cooperate to permit Parent promptly to prepare and file with the SEC an amendment or supplement (in a form mutually agreeable to Parent and Third Security, LLC, acting on behalf of the Landmark Stockholders) that will correct such statement or omission or effect such compliance.
    PPM.
      Parent shall, as soon as practicable, prepare a draft PPM and shall deliver the draft to Third Security, LLC for its review and comment on behalf of the Landmark Stockholders. Parent, Landmark and Third Security, LLC, acting on behalf of the Landmark Stockholders, shall cooperate and provide each other with such information as each party may reasonably request in connection with the preparation of the PPM. Prior to the dissemination of the PPM to the Landmark Stockholders, the PPM shall be in a form approved by Third Security, LLC and its counsel, which approval may not be unreasonably withheld or delayed. Parent shall deliver the PPM to the Landmark Stockholders at or before the time that it delivers the Parent Proxy Statement to its stockholders.
      Each of the parties agrees that the information provided by it for inclusion in the PPM, at the time of its dissemination to the Landmark Stockholders and at the time of the Parent Special Meeting, (i) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations (including, without limitation, Regulation D) promulgated thereunder. Each of the parties agrees to promptly supplement, update and correct any information provided by it for use in the PPM if and to the extent that it is or shall have become incomplete, false or misleading. Parent shall have no obligation to supplement, update or correct the PPM after the expiration of the time period during which the Landmark Stockholders are entitled to exercise appraisal rights under the DGCL.
      Third Security, LLC has agreed to coordinate on behalf of the Landmark Stockholders in connection with the PPM and the Shelf Registration Statement.
    Shelf Registration Statement.

    As soon as practicable following the Merger Closing Date, Parent shall prepare and file with the SEC a Shelf Registration Statement relating to, among other things, the offer and sale of the Registrable Securities by the Landmark Stockholders and shall use its best efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable after the Merger Closing Date. Parent shall notify the Landmark Stockholders in writing by certified mail, telecopy or e-mail notice that such Shelf Registration Statement has been declared effective by the SEC on the date of such declaration by the SEC. Parent agrees to keep such Shelf Registration Statement effective until the earlier of: (i) the passage of two years from the effective date of such Shelf Registration Statement; or (ii) the date on which all Registrable Securities may be resold by the Landmark Stockholders by reason of Rule 144(k) under the Securities Act or any other rule of similar effect.

    Obligations of Parent.
      In connection with the registration of the Registrable Securities, Parent shall use its reasonable best efforts to:
        (1) prepare and file with the SEC such amendments (including post-effective amendments) to the Shelf Registration Statement and supplements to the Prospectus as may be necessary to keep the Shelf Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by the Landmark Stockholders for resales of the Registrable Securities for a period of two years from the date the Shelf Registration Statement is first declared effective by the SEC or such shorter period that will terminate when there are no Registrable Securities or all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (2) take all lawful action such that each of (A) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent’s obligations hereunder shall terminate as to any investor at such time as such investor’s Registrable Securities can be sold under Rule 144(k) or similar provision;
        During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of Parent covered by the Shelf Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Landmark Stockholders as set forth in the Prospectus forming part of the Shelf Registration Statement;
        Furnish to each Landmark Stockholder whose Registrable Securities are included in the Shelf Registration Statement, (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Parent, one copy of the Shelf Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Landmark Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Landmark Stockholder;
        (1) Register or qualify the Registrable Securities covered by the Shelf Registration Statement under such securities or "blue sky" laws of all jurisdictions in which Landmark Stockholders are located requiring blue sky registration or qualification, (2) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (3) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (4) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Parent shall not be required in connection with any of its obligations under this Section 7.5(a)(iv) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.5(a)(iv), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
        As promptly as practicable after becoming aware of such event, notify each Landmark Stockholder of the occurrence of any event, as a result of which the Prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Shelf Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Landmark Stockholder as such Landmark Stockholder may reasonably request;
        Notify each Landmark Stockholder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Shelf Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;
        Cause all the Registrable Securities covered by the Shelf Registration Statement to be listed, not later than the date that Shelf Registration Statement is declared effective by the SEC, on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by Parent are then listed or included;
        Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities;
        Cooperate with the Landmark Stockholders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Shelf Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Landmark Stockholders reasonably may request and registered in such names as the Landmark Stockholders may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by Parent to deliver to the transfer agent for the Registrable Securities (with copies to the Landmark Stockholders whose Registrable Securities are included in such registration statement) an appropriate instruction letter and, to the extent necessary, an opinion of such counsel;
        Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Landmark Stockholders of their Registrable Securities in accordance with the intended methods therefore provided in the Prospectus which are customary under the circumstances;
      Duties of the Landmark Stockholders. In connection with the registration of the Registrable Securities, the parties hereto agree that:
        It shall be a condition precedent to the obligations of Parent to complete the registration pursuant to this Section 7.5 with respect to the Registrable Securities of any Landmark Stockholder who elects to have its Registrable Securities registered by the Shelf Registration Statement that such Landmark Stockholder shall, in a timely manner, furnish to Parent such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall, in a timely manner, execute such documents in connection with such registration as Parent may reasonably request. At least 30 business days prior to the first anticipated filing date of the Shelf Registration Statement, Parent shall notify each Landmark Stockholder by mail at the address set forth on the stock ledger of Landmark regarding the information Parent requires from each such Landmark Stockholder (the "Requested Information") if such Landmark Stockholder elects to have any of its Registrable Securities included in the Shelf Registration Statement. If at least 20 business days prior to the anticipated filing date Parent has not received all the Requested Information from a Landmark Stockholder (a "Non-Responsive Person"), then Parent shall send each Non-Responsive Person a reminder of such information request. If at least 10 business days prior to the anticipated filing date Parent still has not received all the Requested Information from such Non-Responsive Person, then Parent may file the Shelf Registration Statement without including Registrable Securities of such Non-Responsive Person.
        Each Landmark Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall cooperate timely and fully in all reasonable respects with Parent in connection with the preparation and filing of the Shelf Registration Statement hereunder, unless such Landmark Stockholder has notified Parent in writing of its election to exclude all of its Registrable Securities from the Shelf Registration Statement; Parent shall, on its part, to the extent it received all Required Information from a Landmark Stockholder, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of the Shelf Registration Statement hereunder.
        As promptly as practicable after becoming aware of such event, each Landmark Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall notify Parent of the occurrence of any event, as a result of which the Prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
        Each Landmark Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall, upon receipt of any notice from Parent of the occurrence of any event of the kind described in Section 7.5(a)(v) or 7.5(a)(vi), immediately discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Landmark Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.5(a)(v) and, if so directed by Parent, such Landmark Stockholder shall deliver to Parent (at the expense of Parent) or destroy (and deliver to Parent a certificate of destruction) all copies in such Landmark Stockholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
        Parent shall file such amendment(s) to the Shelf Registration Statement as may be reasonably requested by a Landmark Stockholder holding in the aggregate 10% or more of the Registrable Securities at the expense of such Landmark Stockholder. Parent may require a reasonable cash deposit of its estimated costs before commencing such amendment and may reasonably delay such amendment to accommodate its other business activities and reporting requirements under the federal securities laws.
    NASDAQ Listing.

    Parent shall promptly prepare and submit to NASDAQ a listing application covering the Registrable Securities, and shall use its reasonable best efforts to obtain, prior to the effectiveness of the Shelf Registration Statement or as soon as reasonably practicable thereafter, approval for the quotation of such Parent Common Stock, subject to official notice of issuance, and Landmark and the Landmark Stockholders who elect to have any of their Registrable Securities included in the Shelf Registration Statement shall cooperate with Parent with respect to such application.

    Access to Information.

    Upon reasonable notice, Landmark and Parent shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access during normal business hours during the period from the date hereof to the Effective Time, to all of its properties, books, Contracts, commitments and records, and during such period, each of Landmark and Parent shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that notwithstanding the foregoing provisions of this Section 7.7 or any other provision of this Agreement, neither Landmark nor Parent shall be required to provide to the other party any information that is subject to a confidentiality agreement and that relates primarily to a party other than Landmark, Parent or any Subsidiary or former Subsidiary of Landmark or Parent, but shall identify to the other party the type of document and counter party. Each of Landmark and Parent agrees that it will not, and it will cause its respective representatives not to, use any information obtained pursuant to this Section 7.7 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement or reasonably related to the operation of the business of Parent and its Subsidiaries. The Confidentiality Agreement dated August 21, 2002 (the "Confidentiality Agreement"), by and between Landmark and Parent, shall apply with respect to information furnished by Landmark, Parent and their respective Subsidiaries and representatives thereunder or hereunder and any other activities contemplated thereby. The parties agree that this Agreement and the transactions contemplated hereby shall not constitute a violation of the Confidentiality Agreement and that the provisions hereof shall supersede all provisions of the Confidentiality Agreement in the event of a conflict.

    Reasonable Efforts; Notification.
      Upon the terms and subject to the conditions set forth in this Agreement, except to the extent otherwise required by United States regulatory considerations and otherwise provided in this Section 7.8, each of Landmark and Parent agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing, neither Landmark nor Parent shall be required to agree to any consent, approval or waiver that would require such party to take an action that would impair the value that such party reasonably attributes to the Merger and the other transactions contemplated thereby. In connection with and without limiting the foregoing, Landmark and its Board of Directors shall (1) take all action reasonably necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger and (2) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, take all action reasonably necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.
      Landmark shall give prompt notice to Parent, and Parent shall give prompt notice to Landmark, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties or covenants or agreements of the parties or the conditions to the obligations of the parties hereunder.
    Fees and Expenses.

    The parties hereto agree that Parent shall bear all fees and expenses (including, but not limited to, the fees and expenses of accountants and attorneys) incurred by Parent or Merger Subsidiary in connection with this Agreement, the Merger, the Parent Proxy Statement, the PPM, the Shelf Registration Statement and the transactions contemplated hereby and thereby.

    Public Announcements.
      Parent and Landmark will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior each party having had the opportunity to review and comment on such press release or public statement, except that each party may respond to questions from stockholders and may respond to inquiries from financial analysts and media representatives in a manner consistent with its past practice and each party may make such disclosure as may be required by applicable Law or by obligations pursuant to any listing agreement with the NASDAQ or any national securities exchange without prior consultation to the extent such consultation is not reasonably practicable. The parties agree that the initial press release or releases to be issued in connection with the execution of this Agreement shall be mutually agreed upon prior to the issuance thereof.
    Indemnification of Directors, Officers and Other Individuals.

    Parent and the Surviving Corporation agree that the indemnification obligations set forth in the Surviving Corporation’s Certificate of Incorporation and Bylaws, in each case as of the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner (other than as required by Law or recommended by the SEC, rating agency or the like) that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of Landmark or its Subsidiaries without the prior written consent of the persons affected.

    Agreement to Defend.

    In the event any claim, action, suit, investigation or other proceeding by any Governmental Authority or other person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, the parties hereto agree to cooperate and use their reasonable best efforts to defend against and respond thereto.

    Amendment of Schedules.

    Landmark shall promptly (and, in any event, within a reasonable time prior to Merger Closing) notify Parent of (a) any event that would render inaccurate in any material respect any representation or warranty of Landmark, or (b) any change or addition that Landmark proposes to make to any schedule to this Agreement. No notification made pursuant to this Section 7.13 shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or to modify any of the schedules attached hereto unless Parent specifically agrees thereto in writing, nor shall any such notification be considered to constitute or give rise to a waiver by Parent of any condition set forth in this Agreement unless Parent specifically so agrees.

    Reorganization Status.

    Neither Landmark nor Parent shall, nor shall either of them permit any Affiliate to, take any actions that would, or would be reasonably likely to, adversely affect the status of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code. Landmark, Parent, and their respective Affiliates shall use all reasonable efforts to achieve such result. Unless otherwise required by Law, each of Landmark, Parent, and their respective Affiliates shall (i) report the Merger on all Tax Returns as a reorganization within the meaning of Section 368(a) of the Code and (ii) not take any position or action that is inconsistent with the characterization of the Merger as such a reorganization in any audit, administrative proceeding, litigation or otherwise. For at least two years after the Effective Time, (A) Merger Subsidiary will not (and Parent will not cause or permit Merger Subsidiary to) (1) sell or otherwise dispose of a substantial part of its assets except in the ordinary course of business, (2) dissolve, (3) liquidate, or (4) merge into another entity (whether or not such entity is owned by Parent or any of Parent’s Subsidiaries), and (B) Parent will not transfer any stock of Merger Subsidiary or cause or permit Merger Subsidiary to issue any stock to any Person other than Parent; provided, however, that nothing in this sentence shall prohibit Parent from pledging shares of capital stock of Merger Subsidiary or other assets of Merger Subsidiary to a financial institution as collateral in connection with a secured financing.

    Other Actions.

    Except as contemplated by this Agreement, neither Parent nor Landmark shall, and neither shall permit any of its Subsidiaries to, take or agree or commit to take any action that is reasonably likely to result in any of its respective representations or warranties hereunder being untrue in any material respect (except to the extent any representation or warranty is already qualified by materiality in which case it shall be true in all respects) or in any of the conditions to the Merger set forth in Article VIII not being satisfied.

    Legends.

  All shares of Parent Series A Preferred Stock and Parent Common Stock issued upon conversion thereof to Landmark Stockholders hereunder shall be legended with a Securities Act legend and any legend required by the federal or state securities laws.

   CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER
    Conditions Precedent to Obligations of Parent and Merger Subsidiary.

    The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

      The representations and warranties of Landmark contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true and correct as of the Merger Closing Date in all material respects (except to the extent any representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects), except as otherwise contemplated or permitted by this Agreement, and Parent shall have received a certificate to that effect dated the Merger Closing Date and executed on behalf of Landmark by the chief executive officer.
      Each of the covenants, agreements and obligations of Landmark to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time, and at the Merger Closing, Landmark shall have delivered to Parent a certificate to that effect.
      Parent shall have received the opinion of Hunton & Williams, counsel to Landmark, dated the Merger Closing Date and addressed to Parent, reasonably satisfactory in form and substance to Parent and Parent’s counsel.
      The Landmark Signing Stockholders, acting by non-unanimous written consent, shall have adopted and approved this Agreement and the transactions contemplated hereby, including the Merger, as and to the extent required by, and in accordance with, the DGCL or other applicable Law, and by the provisions of any governing instruments.
      There shall not be pending or threatened by any Governmental Authority any suit, action or proceeding (or by any other Person any pending suit, action or proceeding which has a reasonable likelihood of success) (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from Parent or Merger Subsidiary any damages that are material in relation to Parent and Merger Subsidiary taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Surviving Corporation or any of its Subsidiaries of any material portion of the Business or assets of Landmark, Parent or any of their respective Subsidiaries, to dispose of or hold separate any material portion of the Business or assets of Landmark, Parent or any of their respective Subsidiaries, as a result of the Merger or any of the other transactions contemplated by this Agreement or (iii) seeking to prohibit the Surviving Corporation or any of its Subsidiaries from effectively controlling in any material respect the Business or operations of Landmark or its respective Subsidiaries.
      There shall have been no events, changes or effects with respect to Landmark having or which could reasonably be expected to have a Material Adverse Effect on Landmark.
      All proceedings, corporate or other, to be taken by Landmark in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Parent and Parent’s counsel, and Landmark shall have made available to Parent for examination the originals or true and correct copies of all documents that Parent may reasonably request in connection with the transactions contemplated by this Agreement.
      Parent shall have received from its financial advisor, Davenport & Company LLC, a written opinion stating that the acquisition of Landmark by Parent in exchange for the Merger Consideration to be paid by Parent to the Landmark Stockholders is fair, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates.
      Landmark shall have at least $200,000 of cash and cash items.
    Conditions Precedent to Obligations of Landmark.

    The obligations of Landmark to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

      The representations and warranties of Parent and Merger Subsidiary contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true and correct as of the Merger Closing Date in all material respects (except to the extent any representation and warranty is already qualified by materiality, in which case it shall be true and correct in all respects), except as otherwise contemplated or permitted by this Agreement, and Landmark shall have received a certificate to that effect dated the Merger Closing Date and executed on behalf of Parent by the chief executive officer.
      Each of the covenants, agreements and obligations of Parent and Merger Subsidiary to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Merger Closing, Parent and Merger Subsidiary shall have delivered to Landmark a certificate to that effect.
      Landmark shall have received the opinion of Eckert Seamans Cherin & Mellott, LLC, counsel to Parent and Merger Subsidiary, dated the Merger Closing Date and addressed to Landmark, reasonably satisfactory in form and substance to Landmark and Landmark’s counsel.
      There shall not be pending or threatened by any Governmental Authority any suit, action or proceeding (or by any other Person any pending suit, action or proceeding which has a reasonable likelihood of success) (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from Landmark any damages that are material in relation to Landmark, (ii) seeking to prohibit or limit the ownership or operation by the Surviving Corporation or any of its Subsidiaries of any material portion of the Business or assets of Landmark, Parent or any of their respective Subsidiaries, to dispose of or hold separate any material portion of the Business or assets of Landmark, Parent or any of their respective Subsidiaries, as a result of the Merger or any of the other transactions contemplated by this Agreement or (iii) seeking to prohibit the Surviving Corporation or any of its Subsidiaries from effectively controlling in any material respect the Business or operations of Landmark or its respective Subsidiaries.
      There shall have been no events, changes or effects with respect to Parent having or which could reasonably be expected to have a Material Adverse Effect on Parent.
      All proceedings, corporate or other, to be taken by Parent and Merger Subsidiary on or prior to the Merger Closing Date in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Landmark and Landmark’s counsel, and Parent and Merger Subsidiary shall have made available to Landmark for examination the originals or true and correct copies of all documents that Landmark may reasonably request in connection with the transactions contemplated by this Agreement.
      Landmark shall have received a copy of the written opinion of Davenport & Company LLC, stating that the acquisition of Landmark by Parent in exchange for the Merger Consideration to be paid by Parent to the Landmark Stockholders is fair, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates.
      The Certificate of Designations of the Parent Series A Preferred Stock shall have been properly filed with the Secretary of State of the State of Delaware and Landmark shall have received written evidence of such filing.
   TERMINATION; AMENDMENT; WAIVER
    Termination.

    This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval of this Agreement, the Merger and the transactions contemplated hereby:

      by mutual written consent of Landmark and Parent;
      by Parent, if the Landmark Stockholder Approval is not obtained in accordance with the DGCL and the Landmark Certificate of Incorporation and Bylaws;
      by either Parent or Landmark:
        if any court of competent jurisdiction or any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger; or
        if the Merger shall not have been consummated on or before June 30, 2003, unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.
      by Parent, if Landmark breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within 30 days following receipt by Landmark of notice of breach or by the date specified in Section 9.1(c)(ii);
      by Landmark, if Parent breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within 30 days following receipt by Parent of notice of breach or by the date specified in Section 9.1(c)(ii); and
      by Landmark in the event that Parent fails to file the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 3.2 hereof within 24 hours of the Effective Time, unless the failure to file is the result of (i) the failure of Landmark to satisfy all of the conditions to the consummation of the Merger set forth in Section 8.1 or (ii) the office of the Secretary of State of the State of Delaware being closed, provided that the filing is completed as soon as practicable upon the reopening of such office.
    Effect of Termination.

    If this Agreement is so terminated and the Merger is not consummated, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, employees, agents or stockholders, other than the confidentiality provisions of Section 7.7. Nothing contained in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

    Amendment.

    This Agreement and the Certificate of Merger may be amended by action taken by Merger Subsidiary, Landmark and Parent at any time before or after adoption of this Agreement by the stockholders of each of Parent and Landmark; provided, however, that after such stockholder approval no amendment shall be made which under applicable Law requires the approval of such stockholders without the approval of stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of both of the parties hereto.

    Extension; Waiver.

    At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party hereto or (iii) waive compliance with any of the agreements or conditions contained herein by the other party hereto. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

    Procedure for Termination, Amendment, Extension or Waiver.

  A termination of this Agreement pursuant to Section 9.1, an amendment of this Agreement pursuant to Section 9.3 or an extension or waiver pursuant to Section 9.4 shall, in order to be effective, require in the case of Parent or Landmark, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

  MISCELLANEOUS
    Entire Agreement; Assignment.

    This Agreement and the Confidentiality Agreement (a) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and thereof, and (b) shall not be assigned by operation of Law or otherwise.

    Interpretation.

    Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders. The table of contents and article and section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Notices.

    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex, overnight delivery service from a national carrier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

    if to Landmark:

    Landmark Scientific, Inc.

    1902 Downey Street

    Radford, Virginia 24141

    Attention: Secretary

    Telephone: (540) 633-7900

    Telecopy: (540) 633-7939

    with a copy to:

    Hunton & Williams

    Riverfront Plaza, East Tower

    951 East Byrd Street

    Richmond, Virginia 23219

    Attention: C. Porter Vaughan, III, Esq.

    Telephone: (804) 788-8285

    Telecopy: (804) 788-8218

    if to Parent or Merger Subsidiary:

    Novitron International, Inc.

    One Gateway Center

    Newton, MA 02458

    Attention: Israel M. Stein, M.D.

    Telephone: (617) 527-9933

    Telecopy: (617) 527-8230

    with a copy to:

    Malman & Goldman, LLP

    152 West 52nd Street

    New York, New York 10019

    Attention: Arthur B. Malman, Esq.

    Telephone: (212) 397-1100

    Telecopy: (212) 265-9078

    with a copy to:

    Eckert Seamans Cherin & Mellott, LLC

    Boston One International Place

    18th Floor

    Boston, MA 02110

    Attention: Anil Khosla, Esq.

    Telephone: (617) 342-6868

    Telecopy: (617) 342-6899

    or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    Governing Law.

    This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

    Parties in Interest.

    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement; provided, however, that from and after the Merger Closing Date, each Landmark Stockholder shall be deemed to be a third-party beneficiary of this Agreement and entitled to bring a claim against Parent or Merger Subsidiary in connection with, as a result of, or with respect to, any breach of any agreement or covenant of Parent or Merger Subsidiary contained in this Agreement if such breach materially adversely affects such Landmark Stockholder; provided further, that Parent, Merger Subsidiary and a majority in interest of the Landmark Stockholders may mutually agree in writing to waive any such breach, agreement or covenant.

    Counterparts.

    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

LANDMARK SCIENTIFIC, INC.

By:___________________________________

Randal J. Kirk
President and Chief Executive Officer

NOVITRON INTERNATIONAL, INC.

By:___________________________________

Israel M. Stein

Chairman of the Board and Chief
Executive Officer

SPECTRAN HOLDINGS, INC.

By:___________________________________

Israel M. Stein

Chairman of the Board and Chief
Executive Officer

___________________

ANNEX E

NOVITRON INTERNATIONAL, INC.

CERTIFICATE OF DESIGNATIONS

OF

SERIES A NONVOTING CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.01 PER SHARE,

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (the "DGCL"), NOVITRON INTERNATIONAL, INC., a corporation organized and existing under the DGCL (the "Corporation"), DOES HEREBY CERTIFY that:

Pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by Article FOURTH of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151(g) of the DGCL, the Board of Directors as of April 8, 2003, adopted and approved the following resolution creating a series of Preferred Stock designated as Series A Nonvoting Convertible Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the DGCL and the provisions of the Certificate of Incorporation, one series of the class of authorized Preferred Stock, par value $0.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

  Designation.

  The designation of this Series shall be Series A Nonvoting Convertible Preferred Stock ("Series A Preferred Stock") and the number of shares constituting this Series shall be 247,250. Shares of this Series shall have an initial preference value of $_______ per share (the "Series A Stated Value") and a par value of $0.01 per share.

  Voting Rights.
      General. Except as set forth in Section B(ii) below and as otherwise required by law, the holders of the Series A Preferred Stock shall have no voting rights.
      Class Vote. The affirmative vote of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting together as a separate voting group from the Corporation’s common stock, par value $0.01 per share (the "Common Stock"), shall be necessary for authorizing, effecting or validating any of the following:
        the merger or consolidation of the Corporation with any other entity or the sale, conveyance or other disposition of all or substantially all of its assets to any other person or entity;
        any increase or decrease (other than by redemption or conversion) in the total number of authorized shares of the Series A Preferred Stock or any other series of preferred stock;
        the designation of any new class or series of capital stock which has rights, preferences, dividends or privileges which rank pari passu or senior to the Series A Preferred Stock;
        any amendment, alteration or repeal of any of the provisions of, or the addition of any provisions to, the Corporation’s Certificate of Incorporation, as amended, that could adversely affect any of the rights, preferences or privileges of the Series A Preferred Stock;
        any repurchase or redemption of, or dividend or distribution on, capital stock of the Corporation, other than (1) any repurchase by the Corporation of any shares of Common Stock issued to participants in the 1991 Stock Option Plan, the 1991 Directors’ Stock Option Plan, the 2002 Incentive and Stock Option Plan, or any employee stock option plan duly approved by the Board of Directors and stockholders of the Corporation, (2) the issuance of Series A Preferred Dividends (as defined below), (3) the payment of cash dividends by the Corporation to holders of Common Stock in the ordinary course of business or as described in Section C(iii) hereof, or (4) the repurchase by the Corporation of up to 5,000 shares of Common Stock, in the aggregate, on the open market pursuant to a repurchase plan approved by the Board of Directors of the Corporation; or
        the creation of any special reserves under Section 171 of the General Corporation Law of Delaware.
  Dividends.
      General. So long as any shares of Series A Preferred Stock remain outstanding, the holders of shares of Series A Preferred Stock, in preference to holders of shares of any other capital stock of the Corporation (including, without limitation, the Common Stock), shall be entitled to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, preferential cash dividends at the rate of 10% of the Series A Stated Value per share per annum (as adjusted for stock splits, combinations, dividends, recapitalizations and the like) (the "Series A Preferred Dividends"). Such Series A Preferred Dividends shall, to the extent declared and to the extent that there are funds legally available therefor, be payable on July 1st and December 1st of each calendar year (each, a "Preferred Dividend Payment Date"), with the first such Series A Preferred Dividend payable on July 1, 2004. If, upon any declaration or payment of the Series A Preferred Dividends, the Corporation does not have assets legally available to pay such Series A Preferred Dividends in full, then the assets of the Corporation legally available for the payment of such Series A Preferred Dividends shall be paid to the holders of the Series A Preferred Stock pro rata per share.
      Cumulative Nature of the Series A Preferred Dividends. Series A Preferred Dividends shall be cumulative, but Series A Preferred Dividends shall accrue and be payable only as of each Preferred Dividend Payment Date and shall not accrue between the date of filing of this Certificate of Designations and July 1, 2004, or between Preferred Dividend Payment Dates. Accrued but unpaid Series A Preferred Dividends with respect to a share of Series A Preferred Stock shall, upon conversion of such share to Common Stock, be paid in cash. Any amounts for which funds are not legally available for payment shall be paid promptly as funds become legally available therefor.
      Cash Dividends on Common Stock. In the event that the Corporation pays any cash dividends to its holders of Common Stock ("Common Dividends") at any time, other than on a Preferred Dividend Payment Date, when shares of Series A Preferred Stock remain outstanding, then, when such shares of Series A Preferred Stock convert to shares of Common Stock pursuant to Section D below, such converting holders of shares of the Series A Preferred Stock shall be entitled to receive an amount of cash for each such share of Series A Preferred Stock equal to the cash amount each such holder would have received if such holder had converted such share of Series A Preferred Stock:
        in the event such actual conversion occurs subsequent to July 1, 2004, on the day immediately after the most recent Preferred Dividend Payment Date; and
        in the event such actual conversion occurs prior to July 1, 2004, on the date of issuance of such share of Series A Preferred Stock.

      In the event such actual conversion occurs on a Preferred Dividend Payment Date, such holders of the Series A Preferred Stock shall be entitled to receive the Series A Preferred Dividend payable on such date and no amount of Common Dividends.

      Capital of the Corporation. The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the General Corporation Law of Delaware) in respect of the Series A Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Series A Preferred Stock or capital stock, as the case may be, and that, on or after the date of the filing of this Certificate of Designations, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date.
  Conversion.
      Optional Conversion Prior to a Liquidation Event. Each holder of shares of Series A Preferred Stock shall have the right, at any time and from time to time (i) after the Stockholder Approval Date (as defined below) and (ii) on or prior to the earlier to occur of (A) a Liquidation Event (as defined in Section E), as set forth in the Liquidation Notice (as defined in Section E) or (B) the Registration Effectiveness Date (as defined below), at such holder’s option, to convert any or all of the shares of Series A Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock obtained by multiplying the number of shares of Series A Preferred Stock to be converted by the conversion rate determined from time to time pursuant to this Section D (the "Series A Conversion Rate"). The initial Series A Conversion Rate shall be 10.0. Such optional conversion is intended to be, and shall be reported and otherwise treated by the Corporation as, a "recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code. For purposes hereof, "Stockholder Approval Date" shall mean the date upon which the holders of the outstanding shares of capital stock of the Corporation who are entitled to vote, at a special or annual meeting of stockholders of the Corporation, approve the issuance of the shares of Common Stock issuable upon conversion of the outstanding shares of Series A Preferred Stock in accordance with the Delaware General Corporation Law and the rules and regulations of The NASDAQ Stock Market, Inc. For purposes hereof, "Registration Effectiveness Date" shall mean the date upon which the Securities and Exchange Commission (the "SEC") declares effective a registration statement on Form S-3 or another applicable form, including the prospectus contained therein, filed by the Corporation with the SEC to register for resale the shares of Common Stock issuable upon conversion of the outstanding shares of Series A Preferred Stock.
      Automatic Conversion. The shares of Series A Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Common Stock, at the then applicable Series A Conversion Rate, upon the later to occur of (A) the Stockholder Approval Date and (B) the Registration Effectiveness Date. Such automatic conversion is intended to be, and shall be reported and otherwise treated by the Corporation as, a "recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code.
      Mechanics of Conversion.
        Mechanics of Optional Conversion. Before any holder of shares of Series A Preferred Stock converts any such shares into shares of Common Stock pursuant to Section D(i), such holder shall surrender the certificate or certificates evidencing the shares to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series A Preferred Stock and shall give written notice to the Corporation at such office of such holder’s election to convert such shares of Series A Preferred Stock into shares of Common Stock. The notice shall state the number of the shares of Series A Preferred Stock to be converted and the name of the holder or the name(s) of the nominee(s) of such holder in which any certificates for shares of Common Stock are to be issued. The Corporation shall, within five business days after its deemed receipt of such conversion notice, issue and deliver at such office to such holder or such nominee(s), (A) a certificate or certificates, bearing any appropriate legends, for the number of full shares of Common Stock to which such holder or such nominee(s) is entitled, (B) an amount in cash equal to the accrued but unpaid dividends, if any, payable to such holder or such nominee(s) in accordance with Section C above, and (C) a certificate or certificates, bearing any appropriate legends, evidencing the balance of the unconverted shares of Series A Preferred Stock, if any. Except as provided in the following sentence, any optional conversion under Section D(i) shall be deemed to occur immediately prior to the close of business on the date of surrender of the shares to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date and shall no longer be entitled to dividends, if any, paid or accrued thereafter on the Series A Preferred Stock. Solely for purposes of calculating any dividends due to the holders of Series A Preferred Stock upon optional conversion of shares of Series A Preferred Stock pursuant to Section D(i), such conversion shall be deemed to occur as provided in Section C(iii).
        Mechanics of Automatic Conversion. Upon an automatic conversion of the Series A Preferred Stock pursuant to Section D(ii), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock, each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates evidencing such shares, duly endorsed, at the principal office of the Corporation or any transfer agent for the Series A Preferred Stock and, if the shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock are to be issued in the name of any person other than such holder, such holder shall give written notice to the Corporation at such office of the names of the nominee(s) of such holder in which any certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder or such nominee(s), (A) a certificate or certificates for the number of full shares of Common Stock to which such holder or such nominee(s) is entitled and (B) an amount in cash equal to the accrued but unpaid dividends, if any, payable to such holder or such nominee(s) in accordance with Section C above. Any automatic conversion under Section D(ii) shall be deemed to occur immediately prior to the close of business on the later to occur of (A) the Stockholder Approval Date or (B) the Registration Effectiveness Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
      No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred Stock. If a holder surrenders for conversion more than one share of Series A Preferred Stock at any time, the number of full shares of Common Stock issuable upon conversion thereof shall be computed using the aggregate number of shares of Series A Preferred Stock so surrendered. If a holder of shares of Series A Preferred Stock would otherwise be entitled to receive a fractional share of Common Stock upon conversion, such holder shall be entitled to receive for such fractional share either (i) nothing, if such fractional share is less than 0.5 of a share of Common Stock or (ii) one share of Common Stock if such fractional share is equal to 0.5 or greater of a share of Common Stock.
      Adjustment of Number of Shares of Common Stock Issuable upon Conversion of the Series A Preferred Stock. The Series A Conversion Rate shall be subject to adjustment from time to time as follows:
        Effect of "Split-ups" and "Split-downs"; Stock Dividends. If at any time or from time to time the Corporation shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock, with or without par value, the Series A Conversion Rate shall be increased proportionately as of the effective or record date of such action by multiplying the Series A Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the record date, plus the additional number of shares of Common Stock necessary to effect such reclassification, stock dividend or otherwise, and the denominator shall be the number of shares of Common Stock outstanding immediately prior to the applicable record date. The issuance of such a stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. In case at any time or from time to time the Corporation shall combine as a whole, by reclassification or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the Series A Conversion Rate shall be reduced proportionately as of the effective date of such action by multiplying the Series A Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock which would be outstanding immediately after giving effect to such reclassification, stock dividend or otherwise without regard to this Section D(v)(a), and the denominator shall be the number of shares of Common Stock outstanding immediately prior to the applicable record date.
        Effect of Certain Dividends. Other than in the case of cash dividends paid by the Corporation to holders of Common Stock in the ordinary course of business or as described in Section C(iii) hereof, if on any date the Corporation makes a distribution to holders of its Common Stock but not the holders of Series A Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of its indebtedness or assets, the holders of the Series A Preferred Stock shall be entitled to receive an amount of the Corporation’s indebtedness or assets equal to the amount each such holder would have received if such holder had converted all of its shares of Series A Preferred Stock immediately prior to the record date for such distribution. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.
        Effect of Merger or Consolidation. If the Corporation shall, while any shares of Series A Preferred Stock remain outstanding, enter into any consolidation with or merge into any other corporation wherein the Corporation is not the continuing corporation, or wherein securities of a corporation other than the Corporation are distributable to holders of Common Stock of the Corporation, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities shall be issuable or deliverable in exchange for the Common Stock of the Corporation, the holder of any shares of Series A Preferred Stock shall thereafter be entitled to obtain in exchange for such Series A Preferred Stock (in lieu of the number of shares of Common Stock that such holder would have been entitled to convert immediately before the effective date of such consolidation, merger, sale or conveyance) the shares of stock or other securities to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance. In case of any such consolidation, merger, sale or conveyance, appropriate provision (as determined by a resolution of the Board of Directors of the Corporation) shall be made with respect to the rights and interests thereafter of the holders of Series A Preferred Stock to the end that all the provisions of the Series A Preferred Stock (including adjustment provisions) and all rights of the holders of the Series A Preferred Stock (including registration rights, if any) shall thereafter be applicable as nearly as reasonably practicable, in relation to such stock or other securities and such holders.
        Reorganization and Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Corporation (except as provided in Section D(v)(a) above) while any shares of Series A Preferred Stock remain outstanding, the holder of any shares of Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock (in lieu of the number of shares of Common Stock that such holder would have been entitled to receive if such holder had converted immediately before such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which such number of shares of Common Stock would have been entitled if such shares of Series A Preferred Stock had been converted immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Corporation) shall be made with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, to the end that all the provisions of the Series A Preferred Stock (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.
        Adjustment of Series A Conversion Rate after a "Diluting Issue". If any additional shares of Common Stock (other than (a) shares issued upon conversion of the Series A Preferred Stock, or (b) Excluded Securities, as hereinafter defined) shall be issued for a consideration per share (or, in the case of any transactions contemplated in Section  D(v)(e)(3) or Section D(v)(e)(4), shall be deemed to be issued on or after the date hereof for a Presumed Consideration per share) less than the Series A Current Price on the date such Common Stock was issued or deemed to have been issued, the Series A Conversion Rate shall be adjusted as at the close of business on such date to equal the product resulting from the multiplication of (x) the Series A Conversion Rate immediately before such adjustment by (y) a fraction, the numerator of which is (i) the total number of shares of Common Stock outstanding immediately before such issue plus the number of additional shares being issued, and the denominator of which is (ii) the total number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock that the aggregate consideration received (or, without duplication, the Presumed Consideration deemed to have been received) for the total number of additional shares so issued would purchase at the Series A Current Price on such date, excluding from both the numerator and denominator of such fraction shares of Common Stock issuable upon conversion of the Series A Preferred Stock and Excluded Securities.

        For the purpose of this Section D(v)(e), the following provisions shall be applicable with respect to the issuance of additional shares of Common Stock and the computation set forth in the immediately preceding paragraph:

          Stock Dividends, etc. In case any additional shares of Common Stock shall be issued as a dividend on Common Stock, the Series A Conversion Rate shall be adjusted as provided in Section D(v)(a).

          In case any additional shares of Common Stock shall be issued as a dividend on any class of stock of the Corporation other than Common Stock (in which case Section D(v)(a) shall apply) or Series A Preferred Stock (in which case Section C shall apply), or in case any obligations or stock convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable obligations or stock being hereinafter called "Convertible Securities") shall be issued as a dividend on any class of stock of the Corporation, such shares of Common Stock or Convertible Securities shall be deemed to have been issued without consideration on the day next succeeding the date for the determination of stockholders entitled to such dividend.

          Rights or Options below Series A Current Price. In case the Corporation, on or after the date the Corporation shall first issue a share of Series A Preferred Stock, grants any rights or options (other than any rights or options that are Excluded Securities) to subscribe for or to purchase additional shares of Common Stock or Convertible Securities, and the Presumed Consideration per share received and receivable by the Corporation for such additional shares under such rights or options or pursuant to the terms of such Convertible Securities shall be less than the Series A Current Price in effect immediately prior to the terms or the granting of such rights or options, the maximum number of additional shares of Common Stock issuable pursuant to such rights or options or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the granting of such rights or options, and the Corporation shall be deemed to have received the Presumed Consideration therefor. No adjustment (except as provided in Section D(v)(e)(4)) shall be made upon the actual issuance of Common Stock, upon the exercise of rights or options referenced in this Section D(v)(e)(2) or the conversion of Convertible Securities referenced in this Section D(v)(e)(2).
          Securities Convertible below Series A Current Price. In case:
            the Corporation shall issue any Convertible Securities, and the Presumed Consideration per share for additional shares of Common Stock issuable pursuant to the terms of such Convertible Securities shall be less than the Series A Current Price in effect immediately prior to the time of the issuance of such Convertible Securities, then the issuance of such Convertible Securities shall be deemed to be an issuance (as of the date of issuance of such Convertible Securities) of the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities, and the Corporation shall be deemed to have received the Presumed Consideration therefor as of the date of issuance of such Convertible Securities. No further adjustment, except as provided in Section D(v)(e)(4) below, shall be made upon the actual issuance of Common Stock upon the conversion of Convertible Securities.

          Superseding Adjustment of Series A Conversion Rate. If, at any time after any adjustment of the Series A Conversion Rate shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of the foregoing Section D(v)(e)(2) or Section D(v)(e)(3) on the basis of the granting of certain rights or options or the issuance of certain Convertible Securities, or after any new adjustments of the Series A Conversion Rate shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of this Section D(v)(e)(4), such rights or options or the right of conversion or exchange in any such Convertible Securities (for which, or purchased pursuant to any rights or options for which, such an adjustment shall previously have been made) shall expire, and a portion of such rights or options, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled, shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or such Convertible Securities on the basis of:
            treating the number of additional shares of Common Stock, if any, theretofore actually issued pursuant to the exercise of such expired rights or options or such expired right of conversion or exchange, as having been issued on the date or dates of such exercise for the consideration actually received therefor (computed as provided in Section D(v)(e)(6)), and treating the maximum number of additional shares of Common Stock, if any, thereafter issuable pursuant to the conversion or exchange of any such Convertible Securities actually issued or issuable pursuant to the previous exercise of such rights or options as having been issued as of the date of the granting of such rights or options and treating the Presumed Consideration therefor as received as of such date;

          and, on such basis, such new adjustment, if any, of the Series A Conversion Rate, shall be made as may be required by the first paragraph of this Section D(v)(e), which new adjustment shall supersede the previous adjustment so rescinded and annulled for any Series A Preferred Stock converted after such new adjustment. For clarification purposes, any shares of Series A Preferred Stock converted between (x) the deemed date of any dilutive issuance pursuant to Section D(v)(e)(2) or Section D(v)(e)(3) and (y) the deemed date of any new adjustment pursuant to this D(v)(e)(4) shall not be subject to any retroactive adjustment based upon such new adjustment.

          Effect of "Split-up" or "Split-down" on "deemed issued" shares. Upon the effective or record date for any subdivision or combination of the Common Stock of the character described in Section D(v)(a), including the issuance of a stock dividend which is treated as such a subdivision under Section D(v)(e)(1), the number of the shares of Common Stock which are at the time deemed to have been issued by virtue of Section D(v)(e)(2), Section D(v)(e)(3) or Section D(v)(e)(4), but have not actually been issued, shall be deemed to be increased or decreased proportionately.
          Computation of Consideration and Presumed Consideration. For the purposes of this Section D(v):
            the consideration received by the Corporation upon the actual issuance of additional shares of Common Stock shall be deemed to be the sum of the amount of cash and the fair value of property (as determined in good faith by resolution of the Board of Directors of the Corporation as at the time of issue or "deemed issue" in the case of the following paragraph (ii)) received or receivable by the Corporation as the consideration or part of the consideration (v) at the time of issuance of the Common Stock, (w) for the issuance of any rights or options upon the exercise of which such Common Stock was issued, (x) for the issuance of any rights or options to purchase Convertible Securities upon the conversion of which such Common Stock was issued, (y) for the issuance of the Convertible Securities upon conversion of which such Common Stock was issued, and (z) at the time of the actual exercise of such rights, options or conversion privileges upon the exercise of which such Common Stock was issued, in each case without deduction for commissions and expenses incurred by the Corporation for any underwriting of, or otherwise in connection with the issue or sale of, such rights, options, Convertible Securities or Common Stock, but after deduction of any sums paid by the Corporation in cash upon the exercise of, and pursuant to, such rights, options or conversion privileges in respect of fractional shares of Common Stock, except that the consideration received by the Corporation upon the issuance of shares of Common Stock in connection with a consolidation, merger, purchase of assets as a going business or purchase of at least a majority of the voting stock of any corporation, shall be deemed to be the Series A Current Price then in effect; and
            the consideration deemed to have been received by the Corporation for additional shares of Common Stock deemed to be issued pursuant to rights, options and conversion privileges by reason of transactions of the character described in Section D(v)(e)(2), Section D(v)(e)(3) or Section D(v)(e)(4)(ii) (herein called the "Presumed Consideration" therefor) shall be the consideration (determined as provided in the foregoing paragraph (i)) that would be received or receivable by the Corporation at or before the actual issue of such shares of Common Stock so deemed to be issued, if all rights, options and conversion privileges necessary to effect the actual issue of the number of shares deemed to have been issued had been exercised (successively exercised in the case of rights or options to purchase Convertible Securities), and the minimum consideration received or receivable by the Corporation upon such exercise had been received; all computed without regard to the possible future effect of anti-dilution provisions on such rights, options and/or conversion privileges.
        Determination by the Board of Directors. All determinations by the Board of Directors of the Corporation under the provisions of this Section D(v) shall be made in good faith with due regard to the interests of the holders of shares of Series A Preferred Stock and the holders of other securities of the Corporation and in accordance with good financial practice, and all valuations made by the Board of Directors of the Corporation under the terms of this Section D(v) must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

      For all purposes of this Section D(v), unless the context otherwise requires, the following terms have the following respective meanings:

      "Common Stock": (i) the Corporation’s issued and outstanding Common Stock as of the date of the filing of this Certificate of Designations, (ii) securities issuable upon conversion of the Series A Preferred Stock and (iii) stock of the Corporation of any class hereafter authorized that ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with Common Stock.

      "Corporation": Novitron International, Inc., a Delaware corporation, and any other corporation assuming the Corporation’s obligations with respect to the Series A Preferred Stock pursuant to this Section D(v).

      "Convertible Securities": the meaning specified in Section D(v)(e)(1).

      "Series A Current Price": initially shall mean the Series A Stated Value divided by the Series A Conversion Rate and shall be adjusted each time there is an adjustment in the Series A Conversion Rate to equal the quotient of the Series A Stated Value divided by the new Series A Conversion Rate.

      "Excluded Securities": (i) up to 155,725 shares of Common Stock issuable upon exercise of the outstanding stock options issued pursuant to the 1991 Stock Option Plan, the 1991 Directors’ Stock Option Plan and the 2002 Incentive and Stock Option Plan, (ii) up to 220,000 additional shares of Common Stock reserved for issuance pursuant to the 2002 Incentive and Stock Option Plan and (iii) shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

      "Presumed Consideration": the meaning specified in Section D(v)(e)(6).

      Notice to Holders. In the event the Corporation shall propose to take any action of the types described in Section D(v)(b) or Section D(v)(c), the Corporation shall give notice to each holder of shares of Series A Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Conversion Rate and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the shares of Series A Preferred Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.
      Shares Free and Clear. All shares of Common Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Corporation, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.
      Other Adjustments.
        If any event occurs of the type contemplated by the provisions of Section D(v) but not expressly provided for by such provisions, the Board of Directors will make appropriate adjustments to the terms and conditions of the shares of Series A Preferred Stock or the Series A Conversion Rate as may be necessary fully to carry out the adjustments contemplated by Section D(v) hereof.
        The Corporation will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, reclassification, merger, dissolution, issue or sale of securities or otherwise, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation hereunder but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series A Preferred Stock against impairment.
      Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate for any share pursuant to Section D hereof, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of the shares of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Series A Conversion Rate at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the shares of Series A Preferred Stock. The Corporation shall file a like certificate among its permanent records and at all reasonable times during business hours shall permit inspection of such certificate by any holder of shares of Series A Preferred Stock requesting such inspection.
      Common Stock Reserved. From and after the Stockholder Approval Date, the Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the shares of Series A Preferred Stock.
  Liquidation Preference.
      Distributions to Holders of Series A Preferred Stock. In the event of any Liquidation Event, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of shares of any other capital stock of the Corporation (including, without limitation, the Common Stock), an amount (the "Series A Liquidation Amount") per share of Series A Preferred Stock equal to the sum of (A) the Series A Stated Value (as defined in the terms of the Series A Preferred Stock (as adjusted for any subsequent stock splits, stock dividends, recapitalizations or the like) and (B)  an amount equal to accrued but unpaid dividends (whether or not declared) on such share of Series A Preferred Stock. If, upon any such Liquidation Event, the net assets of the Corporation distributable among the holders of all outstanding shares of Series A Preferred Stock shall be insufficient to permit the payment in full of the Series A Liquidation Amount with respect to each such outstanding share of Series A Preferred Stock, then the entire net assets of the Corporation shall be distributed among the holders of the Series A Preferred Stock pro rata per share.
      Remaining Assets Available for Distribution. Upon the completion of the distribution of the Series A Liquidation Amount with respect to each share of Series A Preferred Stock required by Section E(i) above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock pro rata per share.
      Definition of "Liquidation Event". A "Liquidation Event" shall mean the occurrence of either of the following: (A) the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or (B) a Change in Control Event.
      Notice of Liquidation Event. The Corporation will mail written notice of such Liquidation Event, not fewer than ten days prior to the payment date stated therein, to each record holder of shares of Series A Preferred Stock. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not for the purpose of this Section E be regarded as a Liquidation Event.
      Definition of "Change in Control Event". A "Change of Control Event" shall mean (A) the acquisition of the Corporation by another entity or person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless the stockholders of the Corporation immediately prior to any such transaction or series of related transactions are holders of at least a majority of the voting securities of the surviving or acquiring entity immediately thereafter (and for purposes of this calculation equity securities that any stockholder of the Corporation owned immediately prior to such transaction or series of related transactions as a stockholder of another party to the transaction or series of related transactions shall be disregarded); or (B) a sale, lease or other disposition of all or substantially all of the assets of the Corporation.
  Redemption.

  Shares of Series A Preferred Stock shall not be redeemable by the Corporation.

  Miscellaneous.
      Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of shares of Series A Preferred Stock. Upon the surrender at its principal office of any certificate representing shares of Series A Preferred Stock, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.
      Replacement. Upon receipt of evidence, and an agreement to indemnify reasonably satisfactory to the Corporation (an affidavit of the registered holder, without bond, will be satisfactory), of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.
      Amendment and Waiver. No amendment, modification or waiver of any of the terms of this Certificate of Designations will be binding or effective without the prior written consent of holders of at least 75% of the shares of Series A Preferred Stock outstanding at the time such action is taken.
      Notices. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, telefax and will be deemed to have been given when so hand delivered or mailed or confirmed as received by telefax.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, said Novitron International, Inc. has caused this Certificate of Designations to be duly executed by its Chairman of the Board and Chief Executive Officer, this 29 day of April, 2003.

NOVITRON INTERNATIONAL, INC.

By: __________________________________________

Israel M. Stein
Chairman of the Board and Chief Executive Officer

_______________________________

ANNEX F

AMENDED AND RESTATED BY-LAWS

OF

NOVITRON INTERNATIONAL, INC.

(a Delaware corporation)

Adopted as of March 27, 2003

AMENDED AND RESTATED BY-LAWS

Page

ARTICLE 1. - Stockholders
1.1 Place of Meetings.
1.2 Annual Meeting
1.3 Special Meetings.
1.4 Notice of Meetings.
1.5 Voting List.
1.6 Quorum.
1.7 Adjournments.
1.8 Voting and Proxies.
1.9 Nominations of Directors 3
1.10 New Business 5
1.11 Action at Meeting 6
1.12 Action without Meeting. 6
ARTICLE 2. - Directors 6
2.1 General Powers. 6
2.2 Number; Election and Qualification. 6
2.3 Enlargement of the Board. 6
2.4 Tenure. 6
2.5 Vacancies. 7
2.6 Resignation. 7
2.7 Regular Meetings. 7
2.8 Special Meetings. 7
2.9 Notice of Special Meetings. 7
2.10 Meetings by Telephone Conference Calls. 7
2.11 Quorum. 7
2.12 Action at Meeting. 8
2.13 Action by Consent. 8
2.14 Removal. 8
2.15 Committees. 8
2.16 Officer and Employee Rights or Options 8
2.17 Compensation of Directors. 8
ARTICLE 3. - Officers 9
3.1 Enumeration. 9
3.2 Election. 9
3.3 Qualification. 9
3.4 Tenure. 9
3.5 Resignation and Removal. 9
3.6 Vacancies. 9
3.7 Chairman of the Board and Vice-Chairman of the Board. 10
3.8 President. 10
3.9 Vice Presidents. 10
3.10 Secretary and Assistant Secretaries. 10
3.11 Treasurer and Assistant Treasurers. 11
3.12 Salaries. 11
ARTICLE 4. - Capital Stock 11
4.1 Issuance of Stock. 11
4.2 Certificates of Stock. 11
4.3 Transfers. 12
4.4 Lost, Stolen or Destroyed Certificates. 12
4.5 Record Date. 12
ARTICLE 5. - General Provisions 13
5.1 Fiscal Year. 13
5.2 Corporate Seal. 13
5.3 Waiver of Notice. 13
5.4 Voting of Securities. 13
5.5 Evidence of Authority. 13
5.6 Certificate of Incorporation. 13
5.7 Transactions with Interested Parties. 13
5.8 Severability. 14
5.9 Pronouns. 14
ARTICLE 6. - Indemnification 14
ARTICLE 7. - Amendments 15
7.1 By the Board of Directors. 15
7.2 By the Stockholders. 15

BY-LAWS

OF

NOVITRON INTERNATIONAL, INC.

ARTICLE 1. Stockholders

1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the corporation in Delaware.

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on the second Tuesday of September in each year, at a time and place fixed by the Board of Directors or the President. If this date shall fall upon a legal holiday at the place of the meeting, then such meeting shall be held on the next succeeding business day at the same hour. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3 Special Meetings. Special meetings of stockholders may be called at any time by the President or by the Board of Directors. The business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4.1 Notice of Meetings. Except as otherwise provided by law, written notice of any meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

1.4.2 Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the law, the certificate of incorporation, or the By-Laws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (1) the corporation is unable to deliver by electronic transmission 2 consecutive notices given by the corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

1.4.3 Notice given pursuant to subsection 1.4.2 of this section shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

1.4.4 An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. Such place shall be specified in the notice for the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the shares of such class issued and outstanding and entitled to vote at the meeting), present in person or represented by proxy, shall constitute a quorum for the transaction of any business of the corporation.

1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of 30 days or less if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. Notice of the time and place shall be duly given to all shareholders of record and entitled to vote at the adjourned meeting of any adjournment of more than 30 days. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him or her by written proxy executed by the stockholder or his authorized officer, director, employee or agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9 Nominations of Directors. Nominations of candidates for election as directors at any annual meeting of stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any stockholder of record entitled to vote at such annual meeting. Only persons nominated in accordance with procedures set forth in this Section 1.9 shall be eligible for election as a director at an annual meeting.

Nominations, other than those made by, or at the direction of, a majority of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation as set forth in this Section 1.9. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not later than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting. Such stockholder's notice shall be set forth (i) as to each person whom the stockholder proposes to nominate as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the corporation's equity securities which are Beneficially Owned (as defined below) by such person on the date of such stockholder notice and (d) and any other information relating to such person that would be required to be disclosed pursuant to Regulation 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the acquisition of shares, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether such person is subject to the provisions of such regulations, including, but not limited to, information required to be disclosed by Items 4(b) and 6 of Schedule A of Regulation (as such Items are in effect on the date hereof and such additional information as may be required by those provisions or successor provisions adopted after the date thereof); and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the corporation's books, of such stockholder and any other stockholder who is a record or Beneficial Owner of any equity securities of the corporation and who is known by such stockholder to be supporting such nominee(s) and (b) the class and number of shares of the corporation's equity securities which are Beneficially Owned and owned of record by such stockholder on the date of such stockholder notice and the number of shares of the corporation's equity securities Beneficially Owned and owned of record by any Person known by such stockholder to be supporting such nominee(s) on the date of such stockholder notice. At the request of a majority of the Board of Directors any person nominated by, or at the direction of, the Board of Directors for election as a director at an annual meeting shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. Ballots bearing the names of all the persons who have been nominated for election as directors at an annual meeting in accordance with procedures set forth in this Section 1.9 shall be provided for use at the annual meeting.

A majority of the directors may reject any nomination by a stockholder not timely made in accordance with the requirements of this Section 1.9. If a majority of the directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 1.9 in any material respect, the Secretary of the corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days, from the date such deficiency notice is given to the stockholder, as a majority of the directors shall reasonably determine. If the deficiency is not cured within such period, or if a majority of the directors reasonably determine that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this Section 1.9 in any material respect, then a majority of the directors may reject such stockholder's nomination. The Secretary of the corporation shall notify a stockholder in writing whether his nomination has been made in accordance with the time and informational requirements of this Section 1.9. Notwithstanding the procedure set forth in this Section 1.9, if the majority of the directors does not make a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether a nomination was not made in accordance with the terms of this Section 1.9. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 1.9, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

For the purposes of this Section 1.9 and Section 1.10, a person shall be considered the "Beneficial Owner" of any security (whether or not owned of record):

(a) with respect to which such person or any affiliate or associate (as those terms are defined under Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such person directly or indirectly has or shares (i) voting power, including the power to vote or to direct the voting of such securities and/or (ii) investment power, including the power to dispose of or to direct the disposition of such security;

(b) which such person or any affiliate or associate of such person has (i) the right or obligation to acquire (whether such right or obligation is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and/or (ii) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing and whether or not such right is exercisable immediately or only after the passage of time); or

(c) which is Beneficially Owned within the meaning of (a) or (b) of this paragraph by any other person with which such first-mentioned person or any of its affiliates or associates has any agreement, arrangement or understanding (whether or not in writing), with respect to (x) acquiring, holding, voting or disposing of such security or any security convertible into or exchangeable or exercisable for such security, or (y) acquiring, holding or disposing of all or substantially all of the assets or businesses of the corporation or a subsidiary of the corporation.

1.10 New Business. At the annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, the majority of the Board of Directors or (b) by any stockholder of the corporation who complies with the notice procedures set forth in this Section 1.10. For the proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not later than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business and any other stockholder who is the record or Beneficial Owner of any equity security of the corporation known by such stockholder to be supporting such proposal, (c) the class and number of shares of the corporation's equity securities which are Beneficially Owned and owned of record by the stockholder giving the notice on the date of such stockholder notice and by any other record or Beneficial Owners of the corporation's equity securities known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial or other interest of the stockholder in such proposal.

A majority of the directors may reject any stockholder proposal not timely made in accordance with the terms of this Section 1.10. If a majority of the directors determine that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 1.10 in any material respect, the Secretary of the corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the stockholder, as the majority of the directors shall reasonably determine. If the deficiency is not cured within such period, or if the majority of the directors determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this Section 1.10 in any material respect, then a majority of the directors may reject such stockholder's proposal. The Secretary of the corporation shall notify a stockholder in writing whether his or her proposal has been made in accordance with the time and information requirements of this Section 1.10. Notwithstanding the procedures set forth in this paragraph, if a majority of the directors does not make a determination as to the validity of any stockholder proposal, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of this Section 1.10. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Section 1.10, he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

1.11 Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election of directors of the corporation by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

1.12 Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock entitled to vote having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted, and delivered to the Secretary of the Corporation. Prompt notice of corporate taken action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 2. Directors

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, which may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

2.2 Number; Election and Qualification. The number of directors, which shall constitute the whole Board of Directors, shall be determined by resolution of the stockholders or the Board of Directors, but in no event shall be less than one. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3 Enlargement of the Board. The number of directors may be increased at any time and from time to time by the stockholders or by a majority of the directors then in office.

2.4 Tenure. Each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.5 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.6 Resignation. Any director may resign by delivering his resignation in writing or by electronic transmission to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

2.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be duly given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.8 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

2.9 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by notice given to such Director in person or by telephone at least 48 hours in advance of the meeting, (ii) by sending a telegram or telex, or by delivering written notice by hand, to his last known business or home address at least 48 hours in advance of the meeting, (iii) by facsimile, e-mail or other electronic communication at least 48 hours in advance of the meeting or (iv) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.10 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in meetings of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meetings.

2.11 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified: provided, however, that in no case shall less than one-third (1/3) of the total number of the whole Board of Directors constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.12 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

2.13 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members then in office of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

2.14 Removal. Any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares of stock then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

2.15 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority (i) to approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (ii) to amend or repeal these By-Laws or to adopt any new by-laws. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

2.16 Officer and Employee Rights or Options. The Board of Directors may by resolution passed by a majority of the whole Board, authorize one or more officers to designate officers and employees of the corporation or of any of its subsidiaries to be issued rights or options of the corporation and to determine the number of rights or options to be issued to those officers and employees. The terms of the rights or options, including the exercise price (which may include a formula by which such price may be determined) must be established by the Board of Directors. The Board of Directors must specify the total number of rights or options that may be awarded by an officer, and an officer may not designate himself or herself as a recipient of a right or option.

2.17 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE 3. Officers

3.1 Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including but not limited to a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him or her, or until his earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for any period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

3.7 Chairman of the Board and Vice-Chairman of the Board. The Board of Directors may appoint a Chairman of the Board and may designate the Chairman of the Board as chief executive officer. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned to him of her by the Board of Directors. If the Board of Directors appoints a Vice-Chairman of the Board, he or she shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.

3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless otherwise provided by the Board of Directors, he or she shall preside at all meetings of the stockholders, and if he or she is a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated the Chairman of the Board or another officer as chief executive officer, the President shall be the chief executive officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties of the Secretary and when so performing shall have all the power of and be subject to all the restrictions upon the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

The Assistant Treasurer shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties of the Treasurer and when so performing shall have all the powers of and be subject to all the restrictions upon the Treasurer.

3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE 4. Capital Stock

4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the corporation. Each such certificate shall be signed by, or in the name of the corporation by the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including without limitation the presentation of reasonable evidence of such loss, theft or destruction and the giving of such bond as the Board of Directors may require sufficient to indemnify the corporation, any transfer agent or registrar against any claim that may be made against any or all of them on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent or dissent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law or otherwise is necessary, shall be the day on which the first written consent or dissent is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the registered office of the corporation shall be by hand or by certified or registered mail, return receipt requested. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE 5. General Provisions

5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of April in each year and end on the last day of March in each year.

5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or the duly authorized attorney or such person, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver shall be deemed equivalent to such notice. The appearance of such person or persons at a meeting in person or by proxy shall constitute a waiver of notice of such meeting, except when the person or proxy attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

5.4 Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall be, as to all persons who rely on the certificate in good faith, conclusive evidence of such action.

5.6 Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers of the corporation, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers of the corporation are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to his relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.8 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

5.9 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE 6. Indemnification

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom.

Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article.

The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

The indemnification rights provided in this Article (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (b) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

ARTICLE 7. Amendments

7.1 By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

7.2 By the Stockholders. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a two-thirds of the shares of the capital stock of the corporation issued and outstanding, present in person or by proxy and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided that notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of any such special meeting.

______________________

ANNEX G

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

NOVITRON INTERNATIONAL, INC.;

CLINICAL DATA INC.;

AND

GROUP PRACTICE SERVICES INCORPORATED

Dated as of April 29, 2003

Page

ARTICLE I DEFINITIONS 2
Section 1.1. Accounts Payable. 2
Section 1.2. Accounts Receivable. 2
Section 1.3. Affiliate. 2
Section 1.4. Agreement. 2
Section 1.5. Business. 2
Section 1.6. Certificate of Merger. 2
Section 1.7. Code. 2
Section 1.8. Confidentiality Agreement. 3
Section 1.9. Contracts. 3
Section 1.10. DGCL. 3
Section 1.11. Dissenting Shares. 3
Section 1.12. DOL. 3
Section 1.13. Effective Time. 3
Section 1.14. Elan Purchase Agreement. 3
Section 1.15. Environmental Claim. 3
Section 1.16. Environmental Laws. 3
Section 1.17. ERISA. 3
Section 1.18. Exchange Act. 3
Section 1.19. GAAP. 4
Section 1.20. Governmental Authority. 4
Section 1.21. GPSI. 4
Section 1.22. GPSI Beneficiary. 4
Section 1.23. GPSI Benefit Plans. 4
Section 1.24. GPSI Certificates. 4
Section 1.25. GPSI Common Stock. 4
Section 1.26. GPSI Contracts. 4
Section 1.27. GPSI Disclosure Schedule. 4
Section 1.28. GPSI Dissenting Holder. 4
Section 1.29. GPSI ERISA Affiliate. 4
Section 1.30. GPSI Financial Statements. 5
Section 1.31. GPSI Preferred Stock. 5
Section 1.32. GPSI Share or GPSI Shares. 5
Section 1.33. GPSI Signing Stockholders. 5
Section 1.34. GPSI Stockholder Approval. 5
Section 1.35. GPSI Stockholders. 5
Section 1.36. GPSI Subsidiaries. 5
Section 1.37. Intellectual Property. 5
Section 1.38. IRS. 6
Section 1.39. Kirk. 6
Section 1.40. Knowledge of GPSI. 6
Section 1.41. Knowledge of Parent. 6
Section 1.42. Landmark. 6
Section 1.43. Landmark Merger Agreement. 6
Section 1.44. Law. 6
Section 1.45. Lien. 6
Section 1.46. Material Adverse Effect. 7
Section 1.47. Merger. 7
Section 1.48. Merger Closing. 7
Section 1.49. Merger Closing Date. 7
Section 1.50. Merger Consideration. 7
Section 1.51. Merger Subsidiary. 7
Section 1.52. Merger Subsidiary Common Stock. 7
Section 1.53. NASDAQ. 7
Section 1.54. Parent. 7
Section 1.55. Parent Beneficiary 7
Section 1.56. Parent Benefit Plans. 8
Section 1.57. Parent Common Stock. 8
Section 1.58. Parent ERISA Affiliate. 8
Section 1.59. Parent Financial Statements. 8
Section 1.60. Parent Preferred Stock. 8
Section 1.61. Parent Proxy Statement. 8
Section 1.62. Parent SEC Documents. 8
Section 1.63. Parent Series A Preferred Stock. 8
Section 1.64. Parent Special Meeting. 8
Section 1.65. Parent Stockholder Approval. 9
Section 1.66. Permits. 9
Section 1.67. Permitted Liens. 9
Section 1.68. Person. 9
Section 1.69. PPM. 9
Section 1.70. Prime Rate. 9
Section 1.71. Registrable Security or Securities. 9
Section 1.72. Restricted Security. 10
Section 1.73. Restructuring. 10
Section 1.74. SEC. 10
Section 1.75. Securities Act. 10
Section 1.76. Shelf Registration Statement. 10
Section 1.77. Subsidiary. 10
Section 1.78. Surviving Corporation. 10
Section 1.79. Tax; Taxes. 10
Section 1.80. Tax Return. 11
ARTICLE II THE MERGER 11
Section 2.1. The Merger. 11
Section 2.2. Certificate of Incorporation and Bylaws. 11
Section 2.3. Board of Directors. 12
Section 2.4. Management. 12
Section 2.5. Effect on Capital Stock. 12
Section 2.6. Exchange of GPSI Certificates. 13
Section 2.7. Anti-Dilution Provisions. 14
ARTICLE III STOCKHOLDER APPROVAL; EFFECTIVE TIME; CLOSING 15
Section 3.1. Stockholder Approval. 15
Section 3.2. Effective Time. 15
Section 3.3. Time and Place of Merger Closing. 15
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF GPSI 15
Section 4.1. Organization and Authority of GPSI and the GPSI Subsidiaries. 16
Section 4.2. Capitalization. 16
Section 4.3. Authority Relative to this Agreement; Recommendation. 18
Section 4.4. Consents and Approvals; No Violations. 19
Section 4.5. Title to and Condition of Assets. 19
Section 4.6. Absence of Certain Events. 19
Section 4.7. Subsidiaries. 20
Section 4.8. Consolidated Financial Statements. 20
Section 4.9. Litigation. 21
Section 4.10. Employee Benefit Plans Matters. 21
Section 4.11. Labor Matters. 23
Section 4.12. Tax Matters. 24
Section 4.13. Compliance with Law. 25
Section 4.14. Fees and Expenses of Brokers and Others. 25
Section 4.15. Absence of Undisclosed Liabilities. 25
Section 4.16. Environmental Laws and Regulations. 25
Section 4.17. Intellectual Property. 26
Section 4.18. Insurance. 27
Section 4.19. Books and Records. 27
Section 4.20. Accounts Receivable and Accounts Payable. 27
Section 4.21. Material Contracts. 28
Section 4.22. Real or Personal Property. 29
Section 4.23. Vote Required. 29
Section 4.24. Full Disclosure. 29
Section 4.25. Cash; Cancellation of Master Promissory Note. 50
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY 29
Section 5.1. Organization and Authority of the Parent. 29
Section 5.2. Capitalization. 30
Section 5.3. Authority Relative to this Agreement. 30
Section 5.4. Consents and Approvals; No Violations. 31
Section 5.5. SEC Documents. 31
Section 5.6. Fees and Expenses of Brokers and Others. 32
Section 5.7. Absence of Certain Events. 32
Section 5.8. Compliance with Law. 33
Section 5.9. Absence of Undisclosed Liabilities. 33
Section 5.10. Environmental Laws and Regulations. 33
Section 5.11. Vote Required; Board Approval. 34
Section 5.12. Parent Proxy Statement; PPM; Shelf Registration Statement. 34
Section 5.13. Litigation. 35
Section 5.14. Employee Benefit Plans Matters. 35
Section 5.15. Tax Matters. 37
Section 5.16. Listing. 38
Section 5.17. Full Disclosure. 38
ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS 38
Section 6.1. Conduct of Business of GPSI. 38
Section 6.2. Conduct of Business of Parent. 40
ARTICLE VII ADDITIONAL AGREEMENTS 41
Section 7.1. Parent Stockholder Meeting. 41
Section 7.2. The Parent Proxy Statement. 41
Section 7.3. PPM. 42
Section 7.4. Shelf Registration Statement. 43
Section 7.5. Obligations of Parent. 43
Section 7.6. NASDAQ Listing. 46
Section 7.7. Restructuring. 47
Section 7.8. Access to Information. 47
Section 7.9. Reasonable Efforts; Notification. 47
Section 7.10. Fees and Expenses. 48
Section 7.11. Public Announcements. 48
Section 7.12. Indemnification of Directors, Officers and Other Individuals. 49
Section 7.13. Agreement to Defend. 49
Section 7.14. Amendment of Schedules. 49
Section 7.15. Reorganization Status. 49
Section 7.16. Other Actions. 50
Section 7.17. Legends. 50
ARTICLE VIII CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER 50
Section 8.1. Conditions Precedent to Obligations of Parent and Merger Subsidiary. 50
Section 8.2. Conditions Precedent to Obligations of GPSI. 52
ARTICLE IX TERMINATION; AMENDMENT; WAIVER 53
Section 9.1. Termination. 53
Section 9.2. Effect of Termination. 54
Section 9.3. Amendment. 54
Section 9.4. Extension; Waiver. 54
Section 9.5. Procedure for Termination, Amendment, Extension or Waiver. 54
ARTICLE X MISCELLANEOUS 55
Section 10.1. Entire Agreement; Assignment. 55
Section 10.2. Interpretation. 55
Section 10.3. Notices. 55
Section 10.4. Governing Law. 56
Section 10.5. Parties in Interest. 56
Section 10.6. Counterparts. 57
Section 10.7. Severability. 57

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit 1.40 Knowledge of GPSI

Exhibit 1.41 Knowledge of Parent

Exhibit 1.63 Certificate of Designation

Exhibit 2.1 Certificate of Merger

Exhibit 4.8 GPSI Financial Statements

Exhibit 7.7 Restructuring

DISCLOSURE SCHEDULES

GPSI Disclosure Schedule

Parent Disclosure Schedule

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of April 29, 2003, by and among NOVITRON INTERNATIONAL, INC., a Delaware corporation ("Parent"), CLINICAL DATA INC., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"), and GROUP PRACTICE SERVICES INCORPORATED, a Delaware corporation ("GPSI"), recites and provides as follows:

RECITALS

WHEREAS, the respective Boards of Directors of Parent, Merger Subsidiary and GPSI have approved the merger of GPSI with and into Merger Subsidiary, with the Merger Subsidiary being the surviving corporation (the "Merger"), upon the terms and subject to the conditions of this Agreement and whereby each issued and outstanding share of GPSI Common Stock and each issued and outstanding share of GPSI Preferred Stock will be converted into shares of Parent Series A Preferred Stock, as provided herein;

WHEREAS, the Board of Directors of Parent has agreed that upon Parent Stockholder Approval, the shares of Parent Series A Preferred Stock held by the GPSI Stockholders will be convertible into shares of Parent Common Stock;

WHEREAS, the Board of Directors of Parent has recommended that its stockholders approve and adopt the transactions contemplated by this Agreement and will submit for consideration, adoption and approval to the stockholders of Parent at the Parent Special Meeting, the transactions contemplated by this Agreement;

WHEREAS, the GPSI Signing Stockholders intend to execute in accordance with the applicable provisions of the DGCL and the Certificate of Incorporation and Bylaws of GPSI, a non-unanimous written consent adopting and approving this Agreement, the Merger and the transactions contemplated hereby;

WHEREAS, GPSI, Merger Subsidiary and Parent desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

WHEREAS, for Federal income Tax purposes, it is intended that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and the regulations promulgated thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, which are incorporated into and made part of this Agreement, and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

  DEFINITIONS
    Accounts Payable.

    "Accounts Payable" shall mean payables from the operations of GPSI and the GPSI Subsidiaries arising in the ordinary course of the Business as of the Merger Closing.

    Accounts Receivable.

    "Accounts Receivable" shall mean all accounts receivable, security deposits, notes receivable, prepaids and associated rights owned by GPSI and the GPSI Subsidiaries and arising in the ordinary course of the Business as of the Merger Closing.

    Affiliate.

    "Affiliate" shall have the meaning set forth in Rule 145 of the SEC pursuant to the Securities Act.

    Agreement.

    "Agreement" shall have the meaning set forth in the preamble to this Agreement.

    Business.

    "Business" shall mean all of the business of GPSI and the GPSI Subsidiaries, including, without limitation, the businesses relating to (a) the management of, and/or provision of consulting services to, physician office laboratories, (b) the ownership and operation of moderately complex reference laboratories, (c) the provision of sales and support services to Landmark, (d) the sales of laboratory reagents and supplies, and (e) the refurbishing, sales and maintenance of laboratory equipment.

    Certificate of Merger.

    "Certificate of Merger" shall have the meaning set forth in Section 2.1 hereof.

    Code.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    Confidentiality Agreement.

    "Confidentiality Agreement" shall have the meaning set forth in Section 7.8 hereof.

    Contracts.

    "Contracts" shall mean all contracts, agreements, leases, licenses, arrangements, understandings, relationships and commitments, whether written or oral (and all amendments, side letters, modifications and supplements thereto).

    DGCL.

    "DGCL" shall mean the Delaware General Corporation Law, as amended.

    Dissenting Shares.

    "Dissenting Shares" shall have the meaning set forth in Section 2.5(c) hereof.

    DOL.

    "DOL" shall have the meaning set forth in Section 4.10(a) hereof.

    Effective Time.

    "Effective Time" shall have the meaning set forth in Section 3.2 hereof.

    Elan Purchase Agreement.

    "Elan Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of December 9, 2002, by and among Elan Pharmaceuticals, Inc., Elan Diagnostics, Inc. and Parent, as it may be amended from time to time.

    Environmental Claim.

    "Environmental Claim" shall have the meaning set forth in Section 4.16(b) hereof.

    Environmental Laws.

    "Environmental Laws" shall have the meaning set forth in Section 4.16(a) hereof.

    ERISA.

    "ERISA" shall have the meaning set forth in Section 4.10(a) hereof.

    Exchange Act.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    GAAP.

    "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement.

    Governmental Authority.

    "Governmental Authority" shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitration panel, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

    GPSI.

    "GPSI" shall have the meaning set forth in the preamble to this Agreement.

    GPSI Beneficiary.

    "GPSI Beneficiary" shall have the meaning set forth in Section 4.10(a) hereof.

    GPSI Benefit Plans.

    "GPSI Benefit Plans" shall have the meaning set forth in Section 4.10(a) hereof.

    GPSI Certificates.

    "GPSI Certificates" shall have the meaning set forth in Section 2.6(a) hereof.

    GPSI Common Stock.

    "GPSI Common Stock" shall mean the common stock, $0.001 par value per share, of GPSI.

    GPSI Contracts.

    "GPSI Contracts" shall have the meaning set forth in Section 4.21(a) hereof.

    GPSI Disclosure Schedule.

    "GPSI Disclosure Schedule" shall have the meaning set forth in the introduction to Article IV hereof.

    GPSI Dissenting Holder.

    "GPSI Dissenting Holder" shall have the meaning set forth in Section 2.5(c) hereof.

    GPSI ERISA Affiliate.

    "GPSI ERISA Affiliate" shall have the meaning set forth in Section 4.10(c) hereof.

    GPSI Financial Statements.

    "GPSI Financial Statements" shall have the meaning set forth in Section 4.8 hereof.

    GPSI Preferred Stock.

    "GPSI Preferred Stock" shall mean the Series A Convertible Preferred Stock, $0.001 par value per share, of GPSI, which stock is convertible into the Common Stock of GPSI on a one share for one share basis.

    GPSI Share or GPSI Shares.

    "GPSI Share" or "GPSI Shares" shall mean the shares of GPSI Common Stock and GPSI Preferred Stock issued and outstanding immediately prior to the Effective Time.

    GPSI Signing Stockholders.

    "GPSI Signing Stockholders" shall mean Kirk, Marcus E. Smith, Dixon D. Low, Audrey Ho, Kirkfield, L.L.C. and RJK, L.L.C..

    GPSI Stockholder Approval.

    "GPSI Stockholder Approval" shall mean the adoption and approval of this Agreement and the Merger by the GPSI Signing Stockholders, who constitute the holders of a majority of the outstanding shares of capital stock of GPSI, acting by written consent in lieu of meeting in accordance with Section 228 of the DGCL.

    GPSI Stockholders.

    "GPSI Stockholders" shall mean the Persons listed in Section 1.35 of the GPSI Disclosure Schedule.

    GPSI Subsidiaries.

    "GPSI Subsidiaries" shall mean (i) the following companies, all of which are 100% owned by GPSI: BioClinical Concepts, Inc., a Delaware corporation ("BCC"); Biofix, Inc., a Delaware corporation ("Biofix"); and Landmark Scientific Asia Pte Ltd, a Singaporean corporation ("Landmark Asia"); and (ii) GPSC Inc, a Delaware corporation ("GPSC"), which is 100% owned by BCC.

    Intellectual Property.

    "Intellectual Property" shall mean all intellectual property owned or licensed by GPSI and the GPSI Subsidiaries as of the Effective Time (but not less than all Intellectual Property as of January 1, 2002), including, without limitation: (a) all inventions, patents and patent applications, (b) all registered and unregistered trademarks, service marks, trade dress, logos, trade names and brand names, and any combination of such names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, compositions, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and market plans and proposals), (e) all computer software and source code (including, without limitation, hard copy and soft copy as well as all data and related documentation), (f) all websites and related content (including, without limitation, underlying software, URL’s and domain names), (g) all financial models and (h) all current and past customer lists.

    IRS.

    "IRS" shall mean the Internal Revenue Service.

    Kirk.

    "Kirk" shall mean Randal J. Kirk.

    Knowledge of GPSI.

    "Knowledge of GPSI" shall mean the actual knowledge, after due inquiry, of the Persons set forth in Exhibit 1.40 attached hereto.

    Knowledge of Parent.

    "Knowledge of Parent" shall mean the actual knowledge, after due inquiry, of the Persons set forth on Exhibit 1.41 attached hereto.

    Landmark.

    "Landmark" shall have the meaning set forth in Section 5.6 hereof.

    Landmark Merger Agreement.

    "Landmark Merger Agreement" shall mean the Amended and Restated Agreement and Plan of Merger, by and among Parent, a wholly owned subsidiary of Parent and Landmark, as it may be amended from time to time.

    Law.

    "Law" shall mean any federal, state, provincial, local or other law, statute, act, ordinance or other governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

    Lien.

    "Lien" shall mean any mortgages, liens, pledges, charges, security interests or encumbrances of any kind.

    Material Adverse Effect.

    "Material Adverse Effect" shall mean, with respect to any entity or group of entities, a material adverse effect (or any development which, insofar as reasonably can be foreseen, is reasonably likely to have a material adverse effect in the future), on the business, assets, financial or other condition, results of operations or prospects of such entity or group of entities taken as a whole. For purposes of this definition, an effect shall be deemed to be material if it alone or as part of a group of effects has an impact of 10% or greater on the revenues or net income of the relevant party.

    Merger.

    "Merger" shall have the meaning set forth in the recitals to this Agreement.

    Merger Closing.

    "Merger Closing" shall have the meaning set forth in Section 3.3 hereof.

    Merger Closing Date.

    "Merger Closing Date" shall mean the date on which the Merger Closing occurs.

    Merger Consideration.

    "Merger Consideration" shall have the meaning set forth in Section 2.5(a) hereof.

    Merger Subsidiary.

    "Merger Subsidiary" shall have the meaning set forth in the preamble to this Agreement.

    Merger Subsidiary Common Stock.

    "Merger Subsidiary Common Stock" shall mean the 1,500 shares of Merger Subsidiary common stock, no par value per share, of which 100 shares are issued and outstanding and all of which are owned by Parent.

    NASDAQ.

    "NASDAQ" shall mean The NASDAQ SmallCap Market, Inc.

    Parent.

    "Parent" shall have the meaning set forth in the preamble to this Agreement.

    Parent Beneficiary

    "Parent Beneficiary" shall have the meaning set forth in Section 5.14(a).

    Parent Benefit Plans.

    "Parent Benefit Plans" shall have the meaning set forth in Section 5.14(a).

    Parent Common Stock.

    "Parent Common Stock" shall mean the common stock, $.01 par value per share, of Parent.

    Parent ERISA Affiliate.

    "Parent ERISA Affiliate" shall have the meaning set forth in Section 5.14(c).

    Parent Financial Statements.

    "Parent Financial Statements" shall mean the audited consolidated statements of financial condition, results of operations and cash flows of Parent as of and for the periods ended March 31, 2001 and March 31, 2002, and the unaudited consolidated statements of financial condition, results of operations and cash flows of Parent as of and for the period ended December 31, 2002, as set forth in the Parent SEC documents.

    Parent Preferred Stock.

    "Parent Preferred Stock" shall have the meaning set forth in Section 5.2.

    Parent Proxy Statement.

    "Parent Proxy Statement" shall mean the Proxy Statement distributed to the stockholders of Parent in connection with the Parent Special Meeting.

    Parent SEC Documents.

    "Parent SEC Documents" shall have the meaning set forth in Section 5.5 hereof.

    Parent Series A Preferred Stock.

    "Parent Series A Preferred Stock" shall mean those shares of Parent Preferred Stock into which the GPSI Shares shall be converted in the Merger. Parent Series A Preferred Stock shall have such terms as provided for under the Certificate of Designation of Rights, Powers and Preferences of Series A Preferred Stock (the "Certificate of Designation") as set forth in Exhibit Section 1.63 attached hereto, and upon Parent Stockholder Approval shall be convertible into Parent Common Stock as provided for in the Certificate of Designation.

    Parent Special Meeting.

    "Parent Special Meeting" shall mean the special or annual meeting of stockholders of Parent called pursuant to Section 3.1 hereof to consider, adopt and approve those transactions contemplated by this Agreement that require a vote of the stockholders of Parent, and any adjournments thereof.

    Parent Stockholder Approval.

    "Parent Stockholder Approval" shall mean the approval of the issuance of shares of Parent Common Stock upon the conversion of the shares of Parent Series A Preferred Stock issued to GPSI Stockholders in the Merger by the holders of the outstanding shares of capital stock of Parent at the Parent Special Meeting in accordance with the DGCL and the rules and regulations of NASDAQ.

    Permits.

    "Permits" shall mean all permits, licenses, variances, exemptions, orders, registrations and approvals and governmental authorizations of all Governmental Authorities.

    Permitted Liens.

    "Permitted Liens" shall mean (a) liens for Taxes not yet due and payable, (b) covenants, conditions and restrictions of record or other title defects that do not materially interfere with the existing use of an asset and do not materially and adversely affect the marketability thereof, and (c) minor Liens, that, in the aggregate, do not and will not have a Material Adverse Effect on the Business as currently conducted, and (d) those liens, encumbrances, mortgages, charges, claims, restrictions, pledges, security interests, impositions and other matters affecting GPSI and the GPSI Subsidiaries that are listed on Section 1.67 of the GPSI Disclosure Schedule, true, correct and complete copies of which have been delivered to Parent.

    Person.

    "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, unincorporated entity or other legal entity.

    PPM.

    "PPM" shall mean the private placement memorandum meeting the requirements of Regulation D under the Securities Act delivered by Parent to the GPSI Stockholders in connection with the private placement of the Parent Series A Preferred Stock to be offered as the Merger Consideration.

    Prime Rate.

    "Prime Rate" shall mean the prime rate of interest as published in The Wall Street Journal from time to time.

    Registrable Security or Securities.

    "Registrable Security or Securities" shall mean any of the shares of Parent Common Stock to be issued to the GPSI Stockholders upon conversion of the Parent Series A Preferred Stock to be issued to the GPSI Stockholders in the Merger; provided, however, a share of Parent Common Stock shall cease to be a Registrable Security when it no longer is a Restricted Security.

    Restricted Security.

    "Restricted Security" shall mean any Registrable Security except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and new shares of Parent Common Stock not subject to transfer restrictions under the Securities Act have been delivered by or on behalf of Parent.

    Restructuring.

    "Restructuring" shall have the meaning set forth in Section 7.7 hereof.

    SEC.

    "SEC" shall mean the Securities and Exchange Commission.

    Securities Act.

    "Securities Act" shall mean the Securities Act of 1933, as amended.

    Shelf Registration Statement.

    "Shelf Registration Statement" shall mean the Registration Statement on Form S-3 or another applicable form, including the Prospectus contained therein, to be filed by Parent with the SEC to register for resale the Registrable Securities.

    Subsidiary.

    "Subsidiary" shall mean each entity with respect to which a party has the right to vote (directly or indirectly through one or more other entities or otherwise) shares or other ownership interests representing 50% or more of the votes eligible to be cast in the election of directors of such entity or such other applicable governing board.

    Surviving Corporation.

    "Surviving Corporation" shall have the meaning set forth in Section 2.1(a) hereof.

    Tax; Taxes.

    "Tax" or "Taxes" means any federal, state, county, local, or foreign taxes, charges, levies, imposts, duties, other assessments, or similar charges of any kind whatsoever, including any interest, penalties, and additions imposed thereon or with respect thereto.

    Tax Return.

  "Tax Return" means any report, return, information return, or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined or unitary group.

  THE MERGER
    The Merger.
      Immediately prior to the Effective Time, (i) Merger Subsidiary and GPSI shall execute and deliver a certificate of merger, substantially in the form attached hereto as Exhibit 2.1, which certificate of merger shall be filed with the Secretary of State of the State of Delaware in accordance with the DGCL (the "Certificate of Merger"). Subject to the terms and conditions of this Agreement, at the Effective Time, GPSI shall be merged with and into Merger Subsidiary in accordance with the provisions of, and with the effects provided in, Subchapter IX of the DGCL. Merger Subsidiary shall be the surviving corporation (the "Surviving Corporation") resulting from the Merger, shall be renamed "Group Practice Services, Inc." and shall continue to be governed by the Laws of the State of Delaware and shall succeed to and assume all of the rights and obligations and name of GPSI and the separate corporate existence of GPSI shall cease.
      If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in Law or otherwise are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, all rights, title and interests in all real estate and other property and all privileges, powers and franchises of GPSI and/or the GPSI Subsidiaries and Merger Subsidiary, then the Surviving Corporation and its proper officers and directors, in the name and on behalf of GPSI and/or the GPSI Subsidiaries and Merger Subsidiary, shall execute and deliver all such proper deeds, assignments and assurances in Law and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of GPSI and/or the GPSI Subsidiaries and Merger Subsidiary or otherwise to take any and all such action.
    Certificate of Incorporation and Bylaws.
      The Certificate of Incorporation of Merger Subsidiary, as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
      The Bylaws of Merger Subsidiary, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
    Board of Directors.

    The Board of Directors of the Surviving Corporation as of the Effective Time shall be Kirk, Dr. Israel M. Stein and Audrey Ho.

    Management.

    The principal officers of the Surviving Corporation at the Effective Time shall be as follows:

    President Israel M. Stein
    Vice President Audrey Ho
    Treasurer Audrey Ho
    Secretary Anil Khosla
    Assistant Secretary Audrey Ho
    Assistant Secretary Israel M. Stein

    Effect on Capital Stock.

    As of the Effective Time, by virtue of the Merger and without any action on the part of any holders of GPSI Shares or capital stock of Merger Subsidiary:

      Subject to the other provisions of this Section 2.5, each issued and outstanding GPSI Share shall be converted into the right to receive, upon the surrender of the certificate formerly representing such share of either GPSI Common Stock or GPSI Preferred Stock, 2.42691 shares of Parent Series A Preferred Stock (the "Merger Consideration"); provided that, subject to Section 2.7, in no event shall more than 222,250 shares of Parent Series A Preferred Stock in the aggregate be issued to the holders of GPSI Shares pursuant to such exchange.
      No fractional shares of Parent Series A Preferred Stock shall be issued in the Merger. A holder of GPSI Shares that would otherwise be entitled to receive a fractional share of Parent Series A Preferred Stock as a result of the Merger shall be entitled to receive for such fractional share either (i) nothing, if such fractional share is less than 0.5 of a share of Parent Series A Preferred Stock or (ii) one share of Parent Series A Preferred Stock if such fractional share is equal to 0.5 or greater of a share of Parent Series A Preferred Stock. The parties acknowledge that payment of the above described fractional share consideration in lieu of issuing fractional shares was not separately bargained-for consideration but merely represents a mechanical rounding-off for purposes of simplifying the corporate and accounting complexities which would otherwise be caused by the issuance of fractional shares.
      Each share of Merger Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding after the Effective Time and such shares of Merger Subsidiary Common Stock shall constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.
      Notwithstanding any provision contained in this Agreement to the contrary, GPSI Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares ("Dissenting Shares") in accordance with the DGCL (a "GPSI Dissenting Holder") shall not be converted into a right to receive the Merger Consideration, but shall, from and after the Effective Time, have only such rights as are afforded to the holders thereof by the provisions of Section 262 of the DGCL, unless such GPSI Dissenting Holder fails to perfect or withdraws or otherwise loses such GPSI Dissenting Holder’s right to appraisal. If, after the Effective Time, such GPSI Dissenting Holder fails to perfect or withdraws or loses such GPSI Dissenting Holder’s right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration payable in respect of such shares pursuant to Section 2.5(a). GPSI shall give Parent prompt notice of any demands received by GPSI for appraisal of shares, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by GPSI. GPSI shall not, except with the prior written consent of Parent, negotiate or proceed with respect to any such demands for appraisal or make any payment with respect to any such demands, or offer to settle, or settle any such demands. Parent will provide all funds used to make any payment with respect to Dissenting Shares. Parent will not be entitled to reimbursement and will not be reimbursed by GPSI or Merger Subsidiary with respect thereto. Nothing in the preceding sentence shall prohibit the Surviving Corporation from paying dividends to Parent from post-Merger earnings.
      If Parent makes any cash payment with respect to Dissenting Shares held by GPSI Dissenting Holders pursuant to the DGCL (or as a settlement to a shareholder’s rights pursuant thereto), then the shares of Parent Series A Preferred Stock that would have been issuable to such GPSI Dissenting Holders shall be retained by Parent.
    Exchange of GPSI Certificates.
      As soon as practicable after the Effective Time, Parent shall mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of GPSI Common Stock or GPSI Preferred Stock (the certificates representing the GPSI Common Stock and the GPSI Preferred Stock being referred to in the singular as a "GPSI Certificate" and in the aggregate as the "GPSI Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the GPSI Certificates shall pass, only upon receipt of the GPSI Certificates by Parent or its appointed agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the GPSI Certificates in exchange for the Merger Consideration. Upon surrender of a GPSI Certificate to Parent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by Parent, (A) the holder of such GPSI Certificate shall receive from Parent, as soon as reasonably practicable, the Merger Consideration payable with respect to the number of shares of GPSI Common Stock or GPSI Preferred Stock represented by such GPSI Certificate and (B) the GPSI Certificate so surrendered shall forthwith be canceled. If any shares of Parent Series A Preferred Stock that a holder of a GPSI Certificate has a right to receive are to be issued to a Person other than the Person in whose name such GPSI Certificate so surrendered is registered, it shall be a condition of exchange that such GPSI Certificate shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such exchange shall pay any transfer or other taxes required by reason of the exchange to a Person other than the registered holder of such GPSI Certificate or establish to the reasonable satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.6, each GPSI Certificate shall be deemed as of the Effective Time to represent only the right to receive, upon surrender of such GPSI Certificate in accordance with this Section 2.6(a), Merger Consideration.
      No dividends or other distributions declared or made after the Effective Time with respect to the Parent Series A Preferred Stock shall be paid to the holder of any unsurrendered GPSI Certificate with respect to the Parent Series A Preferred Stock represented thereby. No shares of Parent Series A Preferred Stock issuable with respect to GPSI Common Stock or GPSI Preferred Stock shall be paid to any Person until the holder of record of the GPSI Certificate representing the right to receive such shares of Parent Series A Preferred Stock shall have been surrendered in accordance with Section 2.6(a).
      All shares of Parent Series A Preferred Stock issued upon the surrender of GPSI Certificates in accordance with the terms of this Article II, together with any dividends payable thereon to the extent contemplated by this Section 2.6, shall be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the GPSI Common Stock or GPSI Preferred Stock theretofore represented by such GPSI Certificates and there shall be no further registration of transfers on the stock transfer books of GPSI of the shares of GPSI Common Stock or GPI Preferred Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, GPSI Certificates are presented to Parent for any reason, they shall be canceled and exchanged as provided in this Article II.
      Neither Parent, GPSI, the Surviving Corporation nor any of their Subsidiaries shall be liable to any holder of GPSI Shares or Parent Series A Preferred Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
      Parent or the Surviving Corporation shall be entitled to deduct and withhold, or cause the exchange agent, if any, to deduct and withhold, from consideration otherwise payable pursuant to this Agreement to any GPSI Stockholder such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld, (i) such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the GPSI Certificates in respect of which such deduction and withholding was made, and (ii) Parent shall provide, or cause its exchange agent to provide, to the holders of such securities written notice of the amounts so deducted or withheld.
    Anti-Dilution Provisions.

  In the event Parent changes the number of shares of Parent Common Stock or Parent Series A Preferred Stock issued and outstanding prior to the Effective Time (other than in connection with the transactions contemplated by the Landmark Merger Agreement) as a result of a stock split, stock dividend, recapitalization or similar transaction with respect to the outstanding Parent Common Stock or Parent Series A Preferred Stock, as the case may be, and the record date therefore shall be prior to the Effective Time, the number of shares of Parent Series A Preferred Stock constituting the Merger Consideration shall be proportionately adjusted.

  STOCKHOLDER APPROVAL; EFFECTIVE TIME; CLOSING
    Stockholder Approval.

    The transactions contemplated by this Agreement, including the conversion of the Parent Series A Preferred Stock into Parent Common Stock, shall, to the extent required by applicable Law (including the DGCL) and applicable NASDAQ rules and regulations, be submitted for consideration, adoption and approval by the holders of shares of Parent Common Stock at the Parent Special Meeting, and this Agreement and the transactions contemplated hereby shall be adopted and approved by the GPSI Signing Stockholders by non-unanimous written consent in accordance with Section 228 of the DGCL. Parent and GPSI shall coordinate and cooperate with respect to the timing of the Parent Special Meeting and shall endeavor to hold such meeting as soon as practicable after the date hereof. The Board of Directors of each of Parent and GPSI shall recommend that their respective stockholders approve this Agreement and the transactions contemplated hereby and such recommendation shall be contained in each of Parent’s and GPSI’s proxy or information statements. Promptly after the execution of this Agreement, GPSI shall obtain from the GPSI Signing Stockholders a non-unanimous written consent, in accordance with Section 228 of the DGCL, to the transactions contemplated by this Agreement. GPSI shall notify Parent when it has obtained such consent.

    Effective Time.

    The Merger shall become effective upon (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware or (ii) at such later time as is set forth in the Certificate of Merger (the "Effective Time"). The parties shall cause the Certificate of Merger to be filed on the same day as the Merger Closing; provided, however, if the offices of the Secretary of State of the State of Delaware are closed at such time, the parties will cause the Certificate of Merger to be filed with the Secretary of State of the State of Delaware at the earliest possible time on the next business day on which such offices are not closed following the Merger Closing.

    Time and Place of Merger Closing.

  The closing of the Merger shall take place at 10:00 a.m. (local time) on April 29, 2003, or such other time and date as mutually agreed upon by the parties hereto, provided that such date shall be no later than the third business day following the date that GPSI approves the PPM pursuant to Section 7.3, provided that the non-unanimous written consent of GPSI Signing Stockholders has been obtained (the "Merger Closing"). The Merger Closing shall take place at the offices of Hunton & Williams located at 200 Park Avenue, 43rd Floor, New York, New York 10166, or such other place as GPSI and Parent agree.

  REPRESENTATIONS AND WARRANTIES OF GPSI

  Except as specifically set forth in the disclosure schedule of GPSI attached hereto (the "GPSI Disclosure Schedule"), GPSI represents and warrants to Parent and Merger Subsidiary as follows:

    Organization and Authority of GPSI and the GPSI Subsidiaries.
      GPSI is duly organized, validly existing and in good standing under the laws of the State of Delaware. GPSI has the full corporate power to carry on its Business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. GPSI is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on GPSI. The copies of the Certificate of Incorporation and Bylaws of GPSI, which have been delivered to Parent, are complete and correct and in full force and effect on the date hereof, and no amendment or other modification has been filed, recorded or is pending or contemplated thereto.
      Each of the GPSI Subsidiaries is duly organized, validly existing and in good standing under the laws of jurisdiction in which it is incorporated. Each of the GPSI Subsidiaries has the full corporate power to carry on its Business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of the GPSI Subsidiaries is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on GPSI and the GPSI Subsidiaries taken as a whole. The copies of the Certificate of Incorporation and Bylaws of each of the GPSI Subsidiaries, which have been delivered to Parent, are complete and correct and in full force and effect on the date hereof, and no amendment or other modification has been filed, recorded or is pending or contemplated thereto.
    Capitalization.
      GPSI’s authorized equity capitalization consists of 300,000 shares of GPSI Common Stock and 200,000 shares of preferred stock, of which 100,000 shares have been designated as GPSI Preferred Stock. As of the close of business on the date hereof, 39,726 shares of GPSI Common Stock and 51,852 shares of GPSI Preferred Stock were issued and outstanding. Such shares of GPSI capital stock constituted all of the issued and outstanding shares of capital stock of GPSI as of such date. All issued and outstanding GPSI Shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. GPSI has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the GPSI Shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. Section 4.2 of the GPSI Disclosure Schedule lists all of the stockholders of GPSI as of the date hereof and sets forth the respective holdings of each such stockholder. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of GPSI, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of GPSI. There are no contracts, commitments, understandings, arrangements or restrictions by which GPSI is bound to sell or issue any shares of its capital stock.
      BCC’s authorized equity capitalization consists of 1,000 shares of common stock. As of the close of business on the date hereof, 100 shares of BCC common stock were issued and outstanding. Such shares of BCC common stock constituted all of the issued and outstanding shares of capital stock of BCC as of such date. All issued and outstanding BCC common shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Except as set forth in Section 4.2(b) of the GPSI Disclosure Schedule, BCC has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the BCC shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. GPSI owns all of the issued and outstanding common stock of BCC. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of BCC, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of BCC. There are no contracts, commitments, understandings, arrangements or restrictions by which BCC is bound to sell or issue any shares of its capital stock.
      Biofix’s authorized equity capitalization consists of 1,000 shares of common stock. ~~As of the close of business on the date hereof~~Immediately prior to the Restructuring, 100 shares of Biofix common stock were issued and outstanding. Such shares of Biofix common stock constituted all of the issued and outstanding shares of capital stock of Biofix as of such date. All issued and outstanding Biofix common shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Except as set forth in Section 4.2(c) of the GPSI Disclosure Schedule, Biofix has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the Biofix shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. Immediately prior to the Restructuring, GPSI ~~owns~~owned all of the issued and outstanding common stock of Biofix. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of Biofix, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of Biofix. There are no contracts, commitments, understandings, arrangements or restrictions by which Biofix is bound to sell or issue any shares of its capital stock.
      GPSC’s authorized equity capitalization consists of 1,000 shares of common stock. ~~As of the close of business on the date hereof~~Immediately prior to the Restructuring, 100 shares of GPSC common stock were issued and outstanding. Such shares of GPSC common stock constituted all of the issued and outstanding shares of capital stock of GPSC as of such date. All issued and outstanding GPSC common shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Except as set forth in Section 4.2(d) of the GPSI Disclosure Schedule, GPSC has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the GPSC shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. Immediately prior to the Restructuring, BCC ~~owns~~owned all of the issued and outstanding common stock of GPSC. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of GPSC, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of GPSC. There are no contracts, commitments, understandings, arrangements or restrictions by which GPSC is bound to sell or issue any shares of its capital stock.
      Landmark Asia’s authorized equity capitalization consists of 100,000 shares of common stock. As of the close of business on the date hereof, 100,000 shares of Landmark Asia common stock were issued and outstanding. Such shares of Landmark Asia common stock constituted all of the issued and outstanding shares of capital stock of Landmark Asia as of such date. All issued and outstanding Landmark Asia common shares have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any federal or state securities laws. Except as set forth in Section 4.2(e) of the GPSI Disclosure Schedule, Landmark Asia has not declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the Landmark Asia shares, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock or agreed to take any such action and will not take any such action during the period between the date of this Agreement and the Effective Time. GPSI owns all of the issued and outstanding common stock of Landmark Asia. There are no outstanding options, warrants, notes, subscriptions or other rights to purchase or acquire any capital stock of Landmark Asia, nor are there any outstanding securities that are convertible into or exchangeable for any capital stock of Landmark Asia. There are no contracts, commitments, understandings, arrangements or restrictions by which Landmark Asia is bound to sell or issue any shares of its capital stock.
    Authority Relative to this Agreement; Recommendation.

    The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by GPSI are within the corporate power and authority of GPSI. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of GPSI, and no other corporate proceeding on the part of GPSI other than obtaining the GPSI Stockholder Approval is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by GPSI and (assuming the due authorization, execution and delivery hereof and thereof by Parent and Merger Subsidiary) constitute or will constitute valid, legal and binding agreements of GPSI, enforceable against GPSI in accordance with their respective terms.

    Consents and Approvals; No Violations.

    Except for (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL; (ii) obtaining the GPSI Stockholder Approval and (iii) otherwise as set forth in Section 4.4 of the GPSI Disclosure Schedule attached hereto, no filing or registration with, or notice to, and no Permit, authorization, consent or approval of, any public court, tribunal or administrative, governmental or regulatory body, agency or authority is necessary or required in connection with the execution and delivery of this Agreement by GPSI or for the consummation by GPSI of the transactions contemplated by this Agreement. Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution or delivery of this Agreement by GPSI nor the performance of this Agreement nor the consummation of the transactions contemplated hereby by GPSI will (x) conflict with or result in any breach of any provision of the Certificates of Incorporation or Bylaws of GPSI, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, GPSI Contract or other instrument or obligation to which GPSI or any of the GPSI Subsidiaries is a party or by which it or any of its properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to GPSI or any of the GPSI Subsidiaries or any of their properties or assets.

    Title to and Condition of Assets.

    Each of GPSI and the GPSI Subsidiaries has good title to, or valid leasehold interests in, all its properties and assets owned by it, except for such as are no longer used or useful in the conduct of its Business or as have been disposed of in the ordinary course of Business, except for minor defects in title, easements, restrictive covenants and similar encumbrances or impediments that, in the aggregate do not and will not have a Material Adverse Effect on the Business as currently conducted. Except as set forth in Section 4.5 of the GPSI Disclosure Schedule, all such assets and properties, other than assets and properties in which GPSI or any of the GPSI Subsidiaries has leasehold interests, are free and clear of all Liens, except for Permitted Liens and the proposed transaction will not cause a default under any lease. The terms of all leases are set forth in Section 4.5 of the GPSI Disclosure Schedule.

    Absence of Certain Events.

    Except as set forth in Section 4.6 of the GPSI Disclosure Schedule, since January 1, 2003, neither GPSI nor any of the GPSI Subsidiaries has suffered any adverse change in its Business, financial condition or results of operations that will have a Material Adverse Effect on GPSI and the GPSI Subsidiaries, taken as a whole. Since January 1, 2003, GPSI and each of the GPSI Subsidiaries has conducted its Business in the ordinary course and consistent with past practice and there has not been: (i) any entry into any Contract or an amendment of any Contract between GPSI or any of the GPSI Subsidiaries on the one hand, and any of the executive officers or key employees or consultants of GPSI or any of the GPSI Subsidiaries on the other hand, providing for employment of any such officer or key employee or consultant or any general or material increase in the compensation, severance or termination benefits payable or to become payable by GPSI or any of the GPSI Subsidiaries to any of the executive officers or key employees or consultants of GPSI or any of the GPSI Subsidiaries (except for normal increases in the ordinary course of Business that are consistent with past practices and that, in the aggregate, do not result in a material increase in benefits or compensation expense), or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such executive officer or key employee or consultant; (ii) any entry by GPSI or any of the GPSI Subsidiaries into or termination of or amendment to any material Contract or transaction (including, without limitation, any borrowing, capital expenditure, sale of assets or any Lien (other than Permitted Liens) made on any of the properties or assets of GPSI or any of the GPSI Subsidiaries) other than in the ordinary and usual course of Business copies of each employment contract and any other material contract have been delivered to Parent; (iii) any material change in the accounting methods, principles or practices of GPSI or any of the GPSI Subsidiaries; (iv) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect upon GPSI and the GPSI Subsidiaries; (v) any event, occurrence or action that has had or is reasonably likely to have a Material Adverse Effect on GPSI; (vi) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to the GPSI Shares; (vii) any amendment of any material term of any outstanding equity security (or any instrument convertible into or exchangeable for any equity security) of GPSI or any of the GPSI Subsidiaries; (viii) any repurchase, redemption or other acquisition by GPSI or any of the GPSI Subsidiaries of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, GPSI; or (ix) any Contract to do any of the foregoing.

    Subsidiaries.

    Except for the GPSI Subsidiaries as set forth on Section 4.7 of the GPSI Disclosure Schedule, GPSI does not own any Subsidiaries and GPSI does not own or hold of record and/or beneficially own or hold, any shares of any class of the capital stock of any corporation or any legal or beneficial ownership interest in any general or limited partnership, limited liability company, business trust or joint venture or any other unincorporated trade or business enterprise.

    Consolidated Financial Statements.

    The audited consolidated statements of financial condition, results of operations and cash flows of GPSI and the GPSI Subsidiaries as of and for the 12-month periods ended December 31, 2001 and December 31, 2000 and the unaudited consolidated statements of financial condition, results of operations and cash flows of GPSI and the GPSI Subsidiaries as of and for the 12-month period ended December 31, 2002 attached hereto as Exhibit 4.8. (collectively, the "GPSI Financial Statements"), were previously provided to Parent. Except as disclosed in the notes to the GPSI Financial Statements, the GPSI Financial Statements taken as a whole present fairly in accordance with GAAP, in all material respects, the consolidated financial condition, results of operations and cash flows of GPSI and the GPSI Subsidiaries, as of the dates, and for the periods indicated (except for the absence of notes and normal recurring year-end adjustments with respect to the unaudited GPSI Financial Statements).

    Litigation.

    Except as set forth in Section 4.9 of the GPSI Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the Knowledge of GPSI, threatened, against, relating to or affecting GPSI or any of the GPSI Subsidiaries at law or in equity, or before any Governmental Authority, including, without limitation, with respect to infringement of any GPSI Intellectual Property. Except as set forth in Section 4.9 of the GPSI Disclosure Schedule, neither GPSI nor any of the GPSI Subsidiaries is subject to any order, judgment, decree or obligation that would have a Material Adverse Effect on the Business as currently conducted.

    Employee Benefit Plans Matters.
      Section 4.10 of the GPSI Disclosure Schedule contains a true and complete list of (i) all employee welfare benefit and employee pension benefit plans as defined in sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, but not limited to, plans that provide retirement income or result in a deferral of income by employees for periods extending to termination of employment or beyond, and plans that provide medical, surgical, or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment and (ii) all other material employee benefit agreements or arrangements (other than "payroll practices" under Department of Labor (the "DOL") Regulation Section 2510.3-1) that are currently in effect as of the date of this Agreement, or have been approved before this date but are not yet effective, for the benefit of any director, officer, employee or other service provider or any former director, officer, employee or other service provider (or any of their beneficiaries) of GPSI or any GPSI Subsidiary (collectively, a "GPSI Beneficiary"), or with respect to which GPSI or any GPSI Subsidiary may have any material liability ("GPSI Benefit Plans").
      With respect to each GPSI Benefit Plan, GPSI has heretofore made available to Parent, as applicable, complete and correct copies of each of the following documents which GPSI has prepared or has been required to prepare:
        the GPSI Benefit Plans and any amendments thereto (or if a GPSI Benefit Plan is not a written agreement, a description thereof);
        the most recent annual Form 5500 reports filed with the IRS;
        the most recent statement filed with the DOL pursuant to 29 U.S.C. Par 2520.104-23;
        the most recent annual Form 990 and 1041 reports filed with the IRS;
        the most recent actuarial reports;
        the most recent reports prepared in accordance with Statement of Financial Accounting Standards No. 106;
        the most recent summary plan description and summaries of material modifications thereto;
        the trust agreement, group annuity contract or other funding agreement that provides for the funding of the GPSI Benefit Plan;
        the most recent financial statement;
        the most recent determination letter received from the IRS; and
        any agreement pursuant to which GPSI or any GPSI Subsidiary is obligated to indemnify any Person.
      All contributions and other payments required to have been made by GPSI or any GPSI Subsidiary or any entity (whether or not incorporated) that is (or is required to be) treated as a single employer with GPSI under Section 414 of the Code (a "GPSI ERISA Affiliate") with respect to any GPSI Benefit Plan have been or will be timely made and all such amounts properly accrued through the date of the GPSI Financial Statements have been reflected therein.
      The terms of all GPSI Benefit Plans that are intended to be "qualified" within the meaning of Section 401(a) of the Code have received favorable determination letters from the IRS on the current forms of such GPSI Benefit Plans or the applicable remedial amendment periods will not have ended prior to the Effective Time. Except as disclosed in Section 4.10 of the GPSI Disclosure Schedule, to the Knowledge of GPSI, no event or condition exists or has occurred that could cause the IRS to disqualify any GPSI Benefit Plan that is intended to be qualified under Section 401(a) of the Code. Except as disclosed in Section 4.10 of the GPSI Disclosure Schedule, with respect to each GPSI Benefit Plan, GPSI and each GPSI ERISA Affiliate are in compliance in all material respects with, and each GPSI Benefit Plan and related source of benefit payment is and has been operated in compliance with, its terms, all applicable Laws governing such plan or source, including, without limitation, ERISA, the Code and applicable local Law. To the Knowledge of GPSI, except as set forth in Section 4.10 of the GPSI Disclosure Schedule, no GPSI Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of the IRS, the DOL, or any other Governmental Authority or is scheduled to be subject to such an audit investigation or proceeding.
      With respect to each GPSI Benefit Plan, to the Knowledge of GPSI, there exists no condition or set of circumstances that could subject GPSI or any GPSI Subsidiary or any GPSI ERISA Affiliate to any liability arising under the Code, ERISA or any other applicable Law (including, without limitation, any liability to or under any such plan or under any indemnity agreement to which GPSI or any GPSI Subsidiary or any GPSI ERISA Affiliate is a party), which liability, excluding liability for benefit claims and funding obligations, each payable in the ordinary course, could reasonably be expected to have a Material Adverse Effect on GPSI or any GPSI Subsidiary. No claim, action or litigation has been made, commenced or, to the Knowledge of GPSI, threatened, by or against any GPSI or any GPSI Subsidiary with respect to any GPSI Benefit Plan (other than for benefits in the ordinary course) that could reasonably be expected to have a Material Adverse Effect on GPSI or any GPSI Subsidiary.
      Except as disclosed in Section 4.10 of the GPSI Disclosure Schedule, no GPSI Benefit Plan that is a "welfare benefit plan" (within the meaning of Section 3(1) of ERISA) provides benefits for any retired or former employees (other than as required under Sections 601 et seq. of ERISA and Section 4980 of the Code or other applicable state or local Law that specifically mandates continued health coverage).
      No GPSI Benefit Plan is a "multiemployer plan" as defined in Section 3(37) of ERISA and neither GPSI, any GPSI Subsidiary nor any GPSI ERISA Affiliate has previously maintained or had an obligation to contribute to a "multiemployer plan" (as defined above).
      Neither GPSI, any GPSI Subsidiary nor any entity that was at any time during the six-year period ending on the date of this Agreement a GPSI ERISA Affiliate has ever maintained, had an obligation to contribute to, contributed to, or had any liability with respect to any plan that is or was a pension plan (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA.
      No GPSI Beneficiary will be eligible to accrue any additional benefits under any GPSI Benefit Plan after the Effective Time, unless approved by Parent, except for COBRA benefits, the cost of which shall be paid entirely by the recipient.
    Labor Matters.

    Except as set forth in Section 4.11 of the GPSI Disclosure Schedule:

      Each of GPSI and the GPSI Subsidiaries is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours including, without limitation, any such Laws respecting employment discrimination and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice;
      there is no unfair labor practice charge or complaint against GPSI or any of the GPSI Subsidiaries pending or, to the Knowledge of GPSI, threatened before the National Labor Relations Board or any other comparable authority;
      neither GPSI nor any GPSI Subsidiary is a party to any collective bargaining agreements;
      there is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of GPSI, threatened against GPSI or any GPSI Subsidiary relating to employment, employment practices, terms and conditions of employment or wages and hours;
      there are no pending or, to the Knowledge of GPSI, threatened, strikes, lockouts or other work stoppages involving any persons employed by GPSI or any GPSI Subsidiary; and
      there are no representation petitions or other similar petitions or requests for representation pending or, to the Knowledge of GPSI, threatened, before the National Labor Relations Board or other Government Authority in connection with any persons employed by GPSI or any GPSI Subsidiary.
    Tax Matters.

    Except as set forth in Section 4.12 of the GPSI Disclosure Schedule:

      GPSI is the common parent of an affiliated group, within the meaning of Section 1504(a) of the Code, that files a consolidated federal income Tax Return with the GPSI Subsidiaries that are domestic corporations. Neither GPSI nor any of the GPSI Subsidiaries, nor any entity to whose liabilities GPSI has succeeded, has ever filed a consolidated federal income Tax Return with (or been included in a consolidated return of) an affiliated group other than that of which GPSI is the common parent, within the meaning of Section 1502 of the Code and the regulations thereunder.
      Each of GPSI (and, as applicable, the affiliated group of which GPSI was a member) and the GPSI Subsidiaries has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns with respect to GPSI is correct and complete in all material respects; provided, however, that this representation is limited to the Knowledge of GPSI with respect to Biopop’s affiliated group with respect to any Tax Return filed after December 31, 1998;
      Each of GPSI (and, as applicable, the affiliated group of which GPSI was a member) and the GPSI Subsidiaries has paid all material Taxes due and payable by it, except for those being contested in good faith; provided, however, that this representation is limited to the Knowledge of GPSI with respect to Biopop’s affiliated group with respect to any Taxes payable after December 31, 1998;
      the GPSI Financial Statements fully and properly reflect, as of their dates, the liabilities of GPSI for all Taxes for all periods ending on or before such dates; provided, however, that this representation is limited to the Knowledge of GPSI with respect to Biopop’s affiliated group with respect to any date on or after December 31, 1998;
      there is no pending examination, administrative or judicial proceeding, or deficiency or refund litigation, with respect to any Taxes of GPSI (and, as applicable, the affiliated group of which GPSI was a member) and the GPSI Subsidiaries; provided, however, that this representation is limited to the Knowledge of GPSI with respect to Biopop’s affiliated group;
      since April 16, 1997, GPSI has not distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies;
      GPSI is not, or has not been at any time within the last five years, a "United States real property holding corporation" for purposes of Section 897 of the Code; and
      GPSI has no Knowledge of any fact, nor has GPSI taken any action, that would or would be reasonably likely to adversely affect the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code.
    Compliance with Law.

    GPSI and the GPSI Subsidiaries hold all Permits necessary for the lawful conduct of its Business, except for failures to hold such Permits that would not have a Material Adverse Effect on GPSI and the GPSI Subsidiaries. GPSI and the GPSI Subsidiaries are in compliance with the material terms of the Permits, except where the failure so to comply would not have a Material Adverse Effect on GPSI and the GPSI Subsidiaries, taken as a whole. The Business of GPSI and the GPSI Subsidiaries is not being conducted in violation of any relevant Law, ordinance or regulation of any Governmental Authority except for violations or possible violations which do not have, and, could not reasonably be expected to have, a Material Adverse Effect on GPSI and the GPSI Subsidiaries. No investigation or review by any Governmental Authority with respect to GPSI and the GPSI Subsidiaries is pending or, to the Knowledge of GPSI and the GPSI Subsidiaries, threatened.

    Fees and Expenses of Brokers and Others.

    Neither GPSI nor any of the GPSI Subsidiaries (a) has had any dealings, negotiations or communications with any broker, finder or investment banker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement and (c) has retained any broker, finder or investment banker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement.

    Absence of Undisclosed Liabilities.

    Except as set forth in Section 4.15 of the GPSI Disclosure Schedule, neither GPSI nor any of the GPSI Subsidiaries has any material liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, required by GAAP to be set forth in a financial statement or in the notes thereto except liabilities, obligations or contingencies that (i) are accrued or reserved against in the consolidated balance sheet of GPSI and the GPSI Subsidiaries as of December 31, 2002, or (ii) were incurred after December 31, 2002 in the ordinary course of Business and consistent with past practices during 2002.

    Environmental Laws and Regulations.
      GPSI and the GPSI Subsidiaries are in compliance with all applicable Laws (including common Law) and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), which compliance includes, but is not limited to, the possession by GPSI and the GPSI Subsidiaries of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure so to comply would not have a Material Adverse Effect on GPSI and the GPSI Subsidiaries.
      Neither GPSI nor any GPSI Subsidiary has received written notice of, or, to the Knowledge of GPSI, is the subject of, any action, cause of action, claim, investigation, demand or notice by any Person alleging liability under or non-compliance with any Environmental Law (an "Environmental Claim").
      There have been no releases or offsite shipments from any property owned by GPSI or any GPSI Subsidiary (or to the Knowledge of GPSI any property adjacent to the property of GPSI or any of the GPSI Subsidiaries) of any hazardous, toxic or radioactive material, substance or wastes defined or regulated as such under the Environmental Law that would be reasonably likely to result in an Environmental Claim.
      To the Knowledge of GPSI, there are no circumstances that are reasonably likely to prevent or interfere with the material compliance with all Environmental Laws by GPSI and the GPSI Subsidiaries in the future.
      There are no Environmental Claims that are pending or, to the Knowledge of GPSI, threatened, against GPSI or any GPSI Subsidiary or against any Person whose liability for any Environmental Claim GPSI or any GPSI Subsidiary has or may have retained or assumed either contractually or by operation of Law.
    Intellectual Property.
      Except as set forth on Section 4.17 of the GPSI Disclosure Schedule, GPSI or a GPSI Subsidiary is the sole owner of all right, title and interest in the Intellectual Property owned by GPSI and each of the GPSI or such GPSI Subsidiary and has all necessary licenses, rights, permissions and authorizations to use the Intellectual Property licensed by GPSI or such GPSI Subsidiary. The Intellectual Property constitutes all non-tangible property necessary for the operation of the Business as presently conducted. To the Knowledge of GPSI, each item of Intellectual Property has been used with the authorization of every other claimant thereto and the execution, delivery and performance of this Agreement will not impair such use by GPSI and/or each of the GPSI Subsidiaries after the Merger Closing.
      Except as set forth on Section 4.17 of the GPSI Disclosure Schedule for a period of three years prior to the date hereof, neither GPSI nor any of the GPSI Subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of any third party, and neither GPSI nor any of the GPSI Subsidiaries has received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that GPSI or any of the GPSI Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of GPSI, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of GPSI or any of the GPSI Subsidiaries. Except as set forth on Section 4.17 of the GPSI Disclosure Schedule, there are no pending claims, litigation, arbitration, opposition proceedings, petitions to cancel, interferences, administrative proceedings, demand letters or cease and desist letters challenging the Intellectual Property, or GPSI’s or any GPSI Subsidiary’s rights therein.
      Section 4.17 of the GPSI Disclosure Schedule identifies each existing patent, trademark, copyright or other registration that has been issued to GPSI or any of the GPSI Subsidiaries that is currently valid and existing with respect to any of the Intellectual Property, identifies each pending application or application for registration that GPSI or any of the GPSI Subsidiaries has made with respect to any of the Intellectual Property and identifies each license, agreement or other permission that GPSI or any of the GPSI Subsidiaries has granted to any third party with respect to any of the Intellectual Property (together with any exceptions thereto). Except as set forth on Section 4.17 of the GPSI Disclosure Schedule, GPSI and all of the GPSI Subsidiaries have made available to Parent correct and complete copies of all such patents, registrations, applications, licenses, agreements and permissions (as amended to date) and have made available to Parent correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Section 4.17 of the GPSI Disclosure Schedule also identifies each trade name or unregistered trademark used by GPSI or any of the GPSI Subsidiaries. Except as set forth on Section 4.17 of the GPSI Disclosure Schedule, with respect to each item of Intellectual Property required to be identified therein: (i) to the Knowledge of GPSI, the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; (ii) no action, suit, proceeding, hearing, charge, complaint, claim or demand is pending or, to the Knowledge of GPSI, is threatened which challenges the legality, validity, enforceability, use or ownership of the item; and (iii) neither GPSI nor any of the GPSI Subsidiaries has licensed or permitted any third party to use any such item.
    Insurance.

    All material fire and casualty, general liability, product liability, and sprinkler and water damage insurance policies maintained by GPSI or any of the GPSI Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the Business and the properties and assets used therein, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on GPSI and the GPSI Subsidiaries, taken as a whole. Section 4.18 of the GPSI Disclosure Schedule sets forth, with respect to each insurance policy maintained by GPSI or any of the GPSI Subsidiaries, the name of the insurance carrier, a description of the type of coverage, deductible amounts, limits on coverage and other material terms of the policy.

    Books and Records.

    The books of account, minute books, stock record books and other records of GPSI and each of the GPSI Subsidiaries are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the requirements relating to a system of internal accounting controls. To the Knowledge of GPSI, GPSI and each GPSI Subsidiary has made available to Parent for examination the originals or true and correct copies of all documents that Parent has requested in connection with the transactions contemplated by this Agreement.

    Accounts Receivable and Accounts Payable.

    Except as set forth on Section 4.20 of the GPSI Disclosure Schedule, the Accounts Receivable all have arisen from bona fide transactions with independent third parties in the ordinary course of Business and were, on the GPSI Financial Statements, subject to adequate reserves in accordance with and based upon GPSI’s past practice. All Accounts Payable of GPSI and the GPSI Subsidiaries have arisen from bona fide transactions in the ordinary course of Business and are to be paid in accordance with normal trade practice.

    Material Contracts.
      Section 4.21 of the GPSI Disclosure Schedule contains a true, correct and complete list of all Contracts (which term includes all amendments, modifications and supplements thereto and all side letters affecting the obligations of any party thereunder) to which GPSI or any of the GPSI Subsidiaries is a party or by which any of the properties or assets of GPSI or any of the GPSI Subsidiaries are bound that are, material to the Business, properties or assets of GPSI and the GPSI Subsidiaries taken as a whole, including, without limitation: (i) regardless of amount, employment, product design or development, personal services, consulting, non-competition, severance, golden parachute, or indemnification Contracts (including, without limitation, any Contract to which GPSI or any of the GPSI Subsidiaries is a party involving employees or Affiliates of GPSI or any of the GPSI Subsidiaries); (ii) regardless of amount, Contracts granting rights of first refusal or first negotiation; (iii) regardless of amount, partnership or joint venture agreements; (iv) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise; (v) Contracts or agreements with any Governmental Authority; (vi) Contracts relating to the purchase of goods, equipment or services used in support of the Business or operations of GPSI or any of the GPSI Subsidiaries of amounts in excess of $30,000 per year or having a duration in excess of one year; (vii) customer Contracts; (viii) regardless of amount, Contracts which contain covenants pursuant to which GPSI or any of the GPSI Subsidiaries has agreed not to compete with any Person or any Person has agreed not to compete with GPSI or any of the GPSI Subsidiaries; (ix) Contracts upon which any substantial part of the Business of GPSI and the GPSI Subsidiaries is dependent or which, if breached, could reasonably be expected to have a Material Adverse Effect on GPSI and the GPSI Subsidiaries, taken as a whole; and (x) all commitments and agreements, whether written or oral, to enter into any of the foregoing (collectively, the "GPSI Contracts").
      Except as set forth in Section 4.21 of the GPSI Disclosure Schedule, each of the GPSI Contracts is valid, binding, in full force and effect and enforceable in accordance with its terms, and true and correct copies thereof (or, as to oral contracts, complete written descriptions thereof) have been delivered to Parent, and there is no existing default that has not been cured or waived under any GPSI Contract so listed by GPSI or any GPSI Subsidiary, as applicable, or, to the Knowledge of GPSI, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by GPSI or any of the GPSI Subsidiaries or, to the Knowledge of GPSI, any other party, that in any such case would have a Material Adverse Effect on the Business as currently conducted.
      Except as set forth in Section 4.21 of the GPSI Disclosure Schedule, no party to any such GPSI Contract has given written notice to GPSI or any of the GPSI Subsidiaries of, or made, a claim against GPSI or any of the GPSI Subsidiaries with respect to any breach or default thereunder or, to the Knowledge of GPSI, threatened any of the foregoing.
      Except as set forth in Section 4.4 of the GPSI Disclosure Schedule, the execution and delivery of this Agreement by GPSI does not, and the consummation of the transactions contemplated by this Agreement will not, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require the consent or waiver under, any of the material terms, conditions or provisions of the GPSI Contracts identified in Section 4.21 of the GPSI Disclosure Schedule that would have a Material Adverse Effect on the Business as currently conducted.
    Real or Personal Property.

    Except as set forth in Section 4.22 of the GPSI Disclosure Schedule, neither GPSI nor any of the GPSI Subsidiaries leases for a term of more than six months nor own any real or personal property.

    Vote Required.

    The affirmative vote of the holders of a majority of the outstanding shares of GPSI capital stock is the only vote of the holders of any class or series of GPSI’s capital stock necessary to approve and adopt this Agreement and the Merger. GPSI has taken or will take all action necessary to have the holders of GPSI capital stock approve and adopt this Agreement and the Merger in accordance with the applicable provisions of this Agreement, the DGCL, the Certificate of Incorporation and Bylaws of GPSI and any other applicable governing instrument. In accordance with the applicable provisions of the DGCL, the Certificate of Incorporation and Bylaws of GPSI and any other applicable governing instruments, GPSI will receive a validly executed, non-unanimous written consent of the GPSI Signing Stockholders.

    Full Disclosure.

  No representation or warranty made by GPSI contained in this Agreement and no statement contained in any agreement, certificate or schedule furnished or to be furnished by GPSI or any of the GPSI Subsidiaries to Parent in, or pursuant to the provisions of, this Agreement, contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make statements herein or therein not misleading.

  REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

  Parent and Merger Subsidiary represent and warrant to GPSI, jointly and severally, as follows:

    Organization and Authority of the Parent.

    Each of Parent and Merger Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Merger Subsidiary has full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of Parent and Merger Subsidiary is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on Parent or Merger Subsidiary, as the case may be. The copies of the Certificate of Incorporation and Bylaws of each of Parent and Merger Subsidiary, which have been delivered to GPSI, are complete and correct and in full force and effect on the date hereof, and no amendment or other modification has been filed, recorded or is pending or contemplated thereto.

    Capitalization.

    Parent’s authorized equity capitalization consists of 6,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock"). As of the close of business on December 31, 2002, 1,874,974 shares of Parent Common Stock and no shares of Parent Preferred Stock were issued and 1,854,486 shares of Parent Common Stock and no shares of Parent Preferred Stock were outstanding and 20,488 shares of Parent Common Stock were held as treasury shares. Such shares of Parent Common Stock constituted all of the issued and outstanding shares of capital stock of Parent as of such date. Merger Subsidiary’s authorized equity capitalization consists of 1,500 shares of Merger Subsidiary Common Stock. As of the close of business on the date hereof, 100 shares of Merger Subsidiary Common Stock were issued and outstanding and held by Parent. Such shares of Merger Subsidiary Common Stock constituted all of the issued and outstanding shares of capital stock of Merger Subsidiary as of such date. All issued and outstanding shares of Parent Common Stock and Merger Subsidiary Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights. Upon issuance to the GPSI Stockholders at the Effective Time in accordance with the terms of this Agreement, the shares of Parent Series A Preferred Stock shall be duly and validly issued, fully paid and non-assessable, and none of such shares of Parent Series A Preferred Stock shall be issued in violation of any preemptive or other right. Upon issuance of the shares of Parent Common Stock upon conversion of the shares of Parent Series A Preferred Stock pursuant to the terms of this Agreement and the Certificate of Designation, such shares of Parent Common Stock shall be duly and validly issued, fully paid and non-assessable, and none of such shares of Parent Common Stock shall be issued in violation of any preemptive or other right.

    Authority Relative to this Agreement.

    The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by Parent and Merger Subsidiary are within the corporate power and authority of Parent and Merger Subsidiary. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of Parent and Merger Subsidiary and no other corporate proceeding on the part of Parent or Merger Subsidiary other than obtaining the Parent Stockholder Approval is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Parent and Merger Subsidiary, as applicable, and (assuming the authorization, execution and delivery hereof and thereof by the Board of Directors of GPSI) constitute or will constitute valid, legal and binding agreements of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with their respective terms.

    Consents and Approvals; No Violations.

    Except for (i) the filing and recordation of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL; (ii) obtaining the Parent Stockholder Approval and (iii) the filing with NASDAQ of a listing application covering the Registrable Securities or other shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder, no filing or registration with, or notice to, and no Permit, authorization, consent or approval of, any public court, tribunal or administrative, governmental or regulatory body, agency or authority is necessary or required in connection with the execution and delivery of this Agreement by Parent and Merger Subsidiary or for the consummation by Parent and Merger Subsidiary of the transactions contemplated by this Agreement; provided that until the Shelf Registration Statement has become effective, the sale of shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder may be restricted. Assuming that all filings, registrations, Permits, authorizations, consents and approvals contemplated by the immediately preceding sentence have been duly made or obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by Parent and Merger Subsidiary will (x) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Parent or Merger Subsidiary, (y) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, Contract or other instrument or obligation to which Parent or Merger Subsidiary is a party or by which Parent or Merger Subsidiary or any of their properties or assets may be bound or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Merger Subsidiary or any of their properties or assets except, in the case of subsections (y) or (z) above, for violations, breaches or defaults that would not have a Material Adverse Effect on Parent or Merger Subsidiary and that will not prevent or delay the consummation of the transactions contemplated hereby; provided that until the Shelf Registration Statement has become effective, the sale of shares of Parent Common Stock issuable upon conversion of the shares of Parent Series A Preferred Stock issuable hereunder shall be restricted.

    SEC Documents.

    Parent has filed all required reports, schedules, forms, statements and other documents with the SEC under the Exchange Act since January 1, 1998 (such documents, together with all exhibits and schedules thereto and documents incorporated by reference therein collectively referred to herein as the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except for an arithmetic currency conversion error in Parent’s quarterly report for the period ending September 30, 2001, which was subsequently corrected, the consolidated financial statements of Parent included in the Parent SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and other adjustments described therein).

    Fees and Expenses of Brokers and Others.

    Except for (i) the engagement by Parent of Davenport & Company LLC to deliver to Parent’s Board of Directors an opinion as to the fairness, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates, of the acquisition of Landmark Scientific, Inc. ("Landmark") by Parent in exchange for the merger consideration to be paid by Parent to the holders of the shares of common stock of Landmark pursuant to the Landmark Merger Agreement, (ii) the engagement by Parent of Corporate Capital Consultants, Inc. to deliver to Parent’s Board of Directors an opinion as to the fairness, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates, of the acquisition of GPSI by Parent in exchange for the Merger Consideration to be paid by Parent to the GPSI Stockholders and (iii) the engagement by Parent of Westminster Securities Corporation to assist Parent in a proposed PIPES offering, neither Parent nor Merger Subsidiary (a) has had any dealings, negotiations or communications with any broker, finder or investment banker or other intermediary in connection with the transactions contemplated by this Agreement, (b) is committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated by this Agreement or (c) has retained any broker, finder or investment banker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement.

    Absence of Certain Events.

    Except as set forth in Section 5.7 of the Parent Disclosure Schedule or as reflected in a Parent SEC Document filed by, or a press release issued by, Parent prior to the date hereof, since April 1, 2002, Parent has not suffered any adverse change in its business, financial condition or results of operations that will have a Material Adverse Effect on Parent. Since April 1, 2002, Parent has conducted its business in the ordinary course and consistent with past practice and there has not been: (i) except for employment contracts with Israel M. Stein, Emil Hugen and Andrian Tennyenhuis, copies of which have been provided by Parent to GPSI, any entry into any Contract or an amendment of any Contract between Parent on the one hand, and any of the executive officers or key employees or consultants of Parent on the other hand, providing for employment of any such officer or key employee or consultant or any general or material increase in the compensation, severance or termination benefits payable or to become payable by Parent to any of the executive officers or key employees or consultants of Parent (except for normal increases in the ordinary course of business that are consistent with past practices and that, in the aggregate, do not result in a material increase in benefits or compensation expense), or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such executive officer or key employee or consultant; (ii) any entry by Parent into any material Contract or transaction (including, without limitation, any borrowing, capital expenditure, sale of assets or any Lien (other than Permitted Liens) made on any of the properties or assets of Parent) other than in the ordinary and usual course of business, except for the Landmark Merger Agreement, the Elan Purchase Agreement and the other transactions associated with the financing thereof; (iii) any change in the accounting methods, principles or practices of Parent; (iv) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect upon Parent; (v) any event, occurrence or action that has had or is reasonably likely to have a Material Adverse Effect on Parent; (vi) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to the Parent Common Stock, except for Parent’s regular quarterly cash dividends and the 25% stock dividend paid on September 10, 2002 to holders of record of Parent Common Stock on August 26, 2002; (vii) any amendment of any material term of any outstanding equity security of Parent; (viii) any repurchase, redemption or other acquisition by Parent of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, Parent; or (ix) any Contract to do any of the foregoing.

    Compliance with Law.

    Parent holds all Permits necessary for the lawful conduct of its business, except for failures to hold such Permits that would not have a Material Adverse Effect on Parent. Parent is in compliance with the material terms of the Permits, except where the failure so to comply would not have a Material Adverse Effect on Parent. The business of Parent is not being conducted in violation of any relevant Law, ordinance or regulation of any Governmental Authority except for violations or possible violations which do not have, and, could not reasonably be expected to have, a Material Adverse Effect on Parent. No investigation or review by any Governmental Authority with respect to Parent is pending or, to the Knowledge of Parent, threatened.

    Absence of Undisclosed Liabilities.

    Except as set forth in Section 5.9 of the Parent Disclosure Schedule, Parent does not have any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, required by GAAP to be set forth in a financial statement or in the notes thereto except liabilities, obligations or contingencies that (i) are accrued or reserved against in the balance sheet of Parent as of December 31, 2002, or (ii) were incurred after December 31, 2002 in the ordinary course of business and consistent with past practices.

    Environmental Laws and Regulations.

    Except as set forth on Section 5.10 of the Parent Disclosure Schedule:

      Parent is in compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by Parent of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure so to comply would not have a Material Adverse Effect on Parent.
      Parent has not received written notice of, or, to the Knowledge of Parent, is the subject of, any Environmental Claim.
      There have been no releases or offsite shipments from any property owned by Parent of any hazardous, toxic or radioactive material, substance or wastes defined or regulated as such under the Environmental Law that would be reasonably likely to result in an Environmental Claim.
      To the Knowledge of Parent, there are no circumstances that are reasonably likely to prevent or interfere with the material compliance with all Environmental Laws by Parent in the future.
      There are no Environmental Claims that are pending or, to the Knowledge of Parent, threatened, against Parent or, to the Knowledge of Parent, against any Person whose liability for any Environmental Claim Parent has or may have retained or assumed either contractually or by operation of Law.
    Vote Required; Board Approval.
      The affirmative vote of the holders of shares of Parent Common Stock representing the Parent Stockholder Approval is the only vote of the holders of any class or series of Parent capital stock necessary to approve and adopt the transactions contemplated by this Agreement.
      A special committee of Parent’s Board of Directors has unanimously recommended to the Parent’s Board of Directors and Parent’s Board of Directors (other than any interested director who abstained) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of Parent and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved to recommend to its stockholders, subject to any required updates with respect to the fairness opinion, as appropriate, that they vote in favor of adopting and approving the transactions contemplated by this Agreement in accordance with the terms hereof.
    Parent Proxy Statement; PPM; Shelf Registration Statement.

    None of the information with respect to Parent to be included in the Parent Proxy Statement, the PPM or the Shelf Registration Statement will, in the case of the Parent Proxy Statement and the PPM or any amendments thereof or supplements thereto, at the time of the mailing of the Parent Proxy Statement or the PPM or any amendments thereof or supplements thereto, and at the time of the Parent Special Meeting, or in the case of the Shelf Registration Statement, at the time it becomes effective and as long as it continues to remain effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Parent Proxy Statement, the PPM and the Shelf Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, as applicable, and the rules and regulations promulgated thereunder, except that no representation is made by Parent with respect to information supplied in writing by Landmark, GPSI or any Affiliate of any of the foregoing for inclusion in the Parent Proxy Statement, the PPM or the Shelf Registration Statement.

    Litigation.

    There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of Parent, proposed or threatened that involves Parent and that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

    Employee Benefit Plans Matters.
      Section 5.14 of the Parent Disclosure Schedule contains a true and complete list of (i) all employee welfare benefit and employee pension benefit plans as defined in sections 3(1) and 3(2) of ERISA, including, but not limited to, plans that provide retirement income or result in a deferral of income by employees for periods extending to termination of employment or beyond, and plans that provide medical, surgical, or hospital care benefits or benefits in the event of sickness, accident, disability, death or unemployment and (ii) all other material employee benefit agreements or arrangements (other than "payroll practices" under DOL Regulation Section 2510.3-1) that are currently in effect as of the date of this Agreement, or have been approved before this date but are not yet effective, for the benefit of any director, officer, employee or other service provider or any former director, officer, employee or other service provider (or any of their beneficiaries) of Parent (collectively, a "Parent Beneficiary", or with respect to which Parent may have any material liability ("Parent Benefit Plans").
      With respect to each Parent Benefit Plan, Parent has heretofore made available to GPSI, as applicable, complete and correct copies of each of the following documents, if any, which Parent has prepared or has been required to prepare:
        the Parent Benefit Plans and any amendments thereto (or if a Parent Benefit Plan is not a written agreement, a description thereof);
        the most recent annual Form 5500 reports filed with the IRS;
        the most recent statement filed with the DOL pursuant to 29 U.S.C. Par 2520.104-23;
        the most recent annual Form 990 and 1041 reports filed with the IRS;
        the most recent actuarial reports;
        the most recent reports prepared in accordance with Statement of Financial Accounting Standards No. 106;
        the most recent summary plan description and summaries of material modifications thereto;
        the trust agreement, group annuity contract or other funding agreement that provides for the funding of the Parent Benefit Plan;
        the most recent financial statement;
        the most recent determination letter received from the IRS; and
        any agreement pursuant to which Parent is obligated to indemnify any Person (including any indemnification agreements with directors of Parent).
      All contributions and other payments, if any, required to have been made by Parent or any entity (whether or not incorporated) that is (or is required to be) treated as a single employer with Parent under Section 414 of the Code (a "Parent ERISA Affiliate") with respect to any Parent Benefit Plan (or to any person pursuant to the terms thereof) have been or will be timely made and all such amounts properly accrued through the date of the most recent Parent Financial Statements have been reflected therein.
      The terms of all Parent Benefit Plans, if any, that are intended to be "qualified" within the meaning of Section 401(a) of the Code have received favorable determination letters from the IRS on the current forms of such Parent Benefit Plans or the applicable remedial amendment periods will not have ended prior to the Effective Time. Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, to the Knowledge of Parent, no event or condition exists or has occurred that could cause the IRS to disqualify any Parent Benefit Plan that is intended to be qualified under Section 401(a) of the Code. Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, with respect to each Parent Benefit Plan, Parent and each Parent ERISA Affiliate are in compliance in all material respects with, and each Parent Benefit Plan and related source of benefit payment is and has been operated in compliance with, its terms, all applicable Laws governing such plan or source, including, without limitation, ERISA, the Code and applicable local Law. To the Knowledge of Parent, except as set forth in Section 5.14 of the Parent Disclosure Schedule, no Parent Benefit Plan is subject to any ongoing audit, investigation, or other administrative proceeding of the IRS, the DOL, or any other Governmental Authority or is scheduled to be subject to such an audit investigation or proceeding.
      With respect to each Parent Benefit Plan, to the Knowledge of Parent, there exists no condition or set of circumstances that could subject Parent or any Parent ERISA Affiliate to any liability arising under the Code, ERISA or any other applicable Law (including, without limitation, any liability to or under any such plan or under any indemnity agreement to which Parent or any Parent ERISA Affiliate is a party), which liability, excluding liability for benefit claims and funding obligations, each payable in the ordinary course, could reasonably be expected to have a Material Adverse Effect on Parent. No claim, action or litigation has been made, commenced or, to the Knowledge of Parent, threatened, by or against any Parent with respect to any Parent Benefit Plan (other than for benefits in the ordinary course) that could reasonably be expected to have a Material Adverse Effect on Parent.
      Except as disclosed in Section 5.14 of the Parent Disclosure Schedule, no Parent Benefit Plan, if any, that is a "welfare benefit plan" (within the meaning of Section 3(1) of ERISA) provides benefits for any retired or former employees (other than as required under Sections 601 et seq. of ERISA and Section 4980 of the Code or other applicable state or local Law that specifically mandates continued health coverage).
      No Parent Benefit Plan is a "multiemployer plan" as defined in Section 3(3) of ERISA and neither Parent nor any Parent ERISA Affiliate has previously maintained or had an obligation to contribute to a "multiemployer plan" (as defined above).
      Neither Parent nor any entity that was at any time during the six-year period ending on the date of this Agreement a Parent ERISA Affiliate has ever maintained, had an obligation to contribute to, contributed to, or had any liability with respect to any plan that is or was a pension plan (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA.
    Tax Matters.

    Except as set forth in Section 5.15 of the Parent Disclosure Schedule:

      Parent and its Subsidiaries are members of the affiliated group, within the meaning of Section 1504(a) of the Code, of which Parent is the common parent; such affiliated group files a consolidated federal income Tax Return; and neither Parent, any of its Subsidiaries, nor any entity to whose liabilities Parent or any of its Subsidiaries has succeeded, has filed a consolidated federal income Tax Return with (or been included in a consolidated return of) a different affiliated group than that of which Parent is the common parent;
      Parent has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is correct and complete in all material respects;
      Parent has paid all material Taxes due and payable by it, except for those being contested in good faith;
      the Parent Financial Statements fully and properly reflect, as of their dates, the liabilities of Parent for all Taxes for all periods ending on or before such dates;
      there is no pending examination, administrative or judicial proceeding, or deficiency or refund litigation, with respect to any Taxes of Parent;
      since April 16, 1997, Parent has not distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies;
      Parent is not, or has not been at any time within the last five years, a "United States real property holding corporation" for purposes of Section 897 of the Code; and
      Parent has no Knowledge of any fact, nor has Parent taken any action, that would or would be reasonably likely to adversely affect the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code.
    Listing.

    The Parent Common Stock is included in and listed on NASDAQ. The Parent is in compliance with the terms of its listing agreement with NASDAQ, NASDAQ’s rules and NASDAQ’s standards for continued listing and has complied or will timely comply with such agreement and such rules and standards in connection with the transactions contemplated by this Agreement. No proceeding is pending or, to the Knowledge of Parent, threatened relating to any unresolved violation of any of such items or delisting of the Parent’s Common Stock and the Parent has no reason to believe that the Parent Common Stock will not continue to be so listed.

    Full Disclosure.

  No representation or warranty made by Parent contained in this Agreement and no statement contained in any agreement, certificate or schedule furnished or to be furnished by Parent to GPSI in, or pursuant to the provisions of, this Agreement, contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make statements herein or therein not misleading.

  COVENANTS RELATING TO CONDUCT OF BUSINESS
    Conduct of Business of GPSI.
      During the period from the date of this Agreement to the Effective Time, unless Parent shall otherwise consent in writing and except for the Restructuring or as otherwise expressly contemplated or permitted by this Agreement, GPSI and the GPSI Subsidiaries will, to the extent permitted by this Agreement, operate the Business solely in the ordinary course, consistent with past practice and in good faith with the goal of preserving intact their assets and current business organizations, keeping available the services of their current officers and employees, maintaining the GPSI Contracts and preserving their relationships with customers, suppliers, creditors, brokers, agents and others with whom they have business dealings. Without limiting the generality of the foregoing, and except for the Restructuring or as otherwise expressly contemplated by this Agreement, or as agreed to in writing by Parent, GPSI agrees that, between the date hereof and the Effective Time, it shall not, and it shall cause each GPSI Subsidiary not to:
        Except as set forth in Section 6.1(a)(i) of the GPSI Disclosure Schedule, issue, sell or grant any shares of capital stock of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof.
        (i) Split, combine, subdivide or reclassify any shares of its capital stock or (ii) declare, set aside for payment or pay any dividend or make any other distribution in respect of, any of its capital stock, or redeem or repurchase any of its capital stock.
        Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.
        Adopt any amendments to its Certificate of Incorporation or Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure or ownership.
        (i) Incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another Person, (ii) enter into any "keep well" or other agreement to maintain any financial condition of another Person or (iii) enter into any arrangement having the economic effect of any of the foregoing.
        Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, (i) any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof or (ii) any assets that, individually or in the aggregate, are material to GPSI except (without limitation of Section 6.1(a)(viii) below but subject to Section 6.1(a)(ix)), in the ordinary course of Business consistent with past practice.
        Sell, lease, license or otherwise encumber or subject to any Lien (other than a Permitted Lien) or otherwise dispose of any of the properties or assets of GPSI or any GPSI Subsidiary that, individually or in the aggregate, are material to GPSI and the GPSI Subsidiaries, taken as a whole.
        Make or agree to make any capital expenditures not previously approved by the Board of Directors of GPSI in GPSI’s 2003 capital budget as set forth in Section 6.1(a)(viii) of the GPSI Disclosure Schedule.
        Except as provided in this Agreement or in the ordinary course of Business, (i) enter into any Contract in excess of $50,000 individually or in the aggregate, or (ii) modify, amend or transfer in any respect or terminate any GPSI Contract or waive, release or assign any rights or claims thereunder.
        Except as set forth in Section 6.1(a)(x) of the GPSI Disclosure Schedule and except as may be required by Law, (i) adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement (including any GPSI Benefit Plan) for the benefit or welfare of any employee, officer, director or service provider or former employee, officer, director or service provider, (ii) increase the compensation or fringe benefits of any such individuals of GPSI, or (iii) except as provided in an existing GPSI Benefit Plan, increase the compensation or fringe benefits of any such individuals or pay any benefit not required by any existing plan, arrangement or agreement.
        Make any material change to its accounting methods, principles or practices, except as may be required by GAAP.
        Create, incur or assume any material Lien (other than a Permitted Lien) on any of its material assets.
        Settle any litigation or waive, assign or release any rights or claims except in either case (i) in the ordinary course of Business and (ii) for any such settlement which (x) would not impose either restrictions on the conduct of the Business of GPSI or (y) for litigation items settled for money, involve in the aggregate in excess of $50,000 in cost to GPSI or any GPSI Subsidiary.
        Pay, discharge or satisfy any liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in the ordinary course of Business or in accordance with their terms.
    Conduct of Business of Parent.

    During the period from the date of this Agreement to the Effective Time, unless GPSI shall otherwise consent in writing and except for the transactions contemplated by the GPSI Merger Agreement, the Elan Purchase Agreement and the other transactions associated with the financing thereof and as otherwise expressly contemplated or permitted by this Agreement, Parent will, to the extent permitted by this Agreement, operate its business solely in the ordinary course, consistent with past practice and in good faith with the goal of preserving intact its assets and current business organizations, keeping available the services of its current officers and employees and preserving its relationships with customers, suppliers, creditors, brokers, agents and others with whom it has business dealings. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, or as agreed to in writing by GPSI, Parent agrees that Parent shall not other than in the ordinary course of business prior to the Merger Closing Date:

      Issue, sell or grant any shares of capital stock of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof.
      (i) Split, combine, subdivide or reclassify any shares of its capital stock or (ii) declare, set aside for payment or pay any dividend, or make any other distribution in respect of, any of its capital stock, or redeem or repurchase any of its capital stock or any outstanding options, warrants or rights of any kind to acquire more than 5,000 shares of, or any outstanding securities that are convertible into or exchangeable for any shares of its capital stock, except (A) for repurchases of unvested shares in connection with the termination of a relationship with any employee, consultant or director pursuant to stock option or purchase agreements in effect on the date hereof or approved by GPSI and (B) for Parent’s regular quarterly cash dividends.
      Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.
      Adopt any amendments to its Certificate of Incorporation or Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure or ownership.
      Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, (i) any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof or (ii) any assets that, individually or in the aggregate, are material to Parent except in the ordinary course of business consistent with past practice.
      Make any change to its accounting methods, principles or practices, except as may be required by GAAP.
  ADDITIONAL AGREEMENTS
    Parent Stockholder Meeting.

    Parent shall take all action necessary, in accordance with the DGCL and its Certificate of Incorporation and Bylaws, to duly call, give notice of, convene and hold the Parent Special Meeting (which may be combined with its annual meeting if it does not delay materially the Parent Special Meeting) as promptly as practicable, to consider and vote upon, among other things, the adoption and approval of the transactions contemplated by this Agreement as provided in this Section 7.1, including the conversion of the Parent Series A Preferred Stock into Parent Common Stock. The stockholder vote required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the DGCL, Parent’s Certificate of Incorporation and Bylaws and NASDAQ rules and regulations or otherwise deemed desirable by Parent’s Board of Directors. Parent will, through its Board of Directors, recommend to its stockholders approval of such matters, subject to receipt of any updates to applicable fairness opinions. Parent shall coordinate and cooperate with GPSI with respect to the timing of the Parent Special Meeting and shall use its best efforts to hold the Parent Special Meeting as soon as practicable after the date hereof.

    The Parent Proxy Statement.
      Parent shall, as soon as practicable, prepare and file with the SEC a draft of the Parent Proxy Statement (in a form approved by Third Security, LLC, acting on behalf of the GPSI Stockholders, which approval may not be unreasonably withheld or delayed) for the Parent Special Meeting. Parent, GPSI and Third Security, LLC, acting on behalf of the GPSI Stockholders, shall cooperate to respond promptly to any comments made by the SEC with respect thereto.
      Parent shall file the Parent Proxy Statement with the SEC, and shall promptly advise Third Security, LLC, acting on behalf of the GPSI Stockholders, when Parent receives notice of any request by the SEC for an amendment to the Parent Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and after consultation with Third Security, LLC, acting on behalf of the GPSI Stockholders, Parent shall respond promptly to any comments made by the SEC with respect thereto; provided, however, that Parent will not file any amendment or supplement to the Parent Proxy Statement without first furnishing to Third Security, LLC, acting on behalf of the GPSI Stockholders, a copy thereof for its review and will not file any such proposed amendment or supplement to which Third Security, LLC, acting on behalf of the GPSI Stockholders, reasonably and promptly objects; and
        cause the Parent Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder and cause the Parent Proxy Statement to be mailed to its stockholders at the earliest practicable time after the SEC completes its review of the Parent Proxy Statement, or if the SEC chooses not to review the Parent Proxy Statement, within 10 days after the date the SEC notifies Parent that it will not review the Parent Proxy Statement.
      If, at any time when the Parent Proxy Statement is required to be delivered under the Exchange Act, any event occurs as a result of which the Parent Proxy Statement as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Parent Proxy Statement to comply with the Exchange Act or the rules promulgated thereunder, Third Security, LLC, acting on behalf of the GPSI Stockholders, will cooperate to permit Parent promptly to prepare and file with the SEC an amendment or supplement (in a form mutually agreeable to Parent and Third Security, LLC, acting on behalf of the GPSI Stockholders) that will correct such statement or omission or effect such compliance.
    PPM.
      Parent shall, as soon as practicable, prepare a draft PPM and shall deliver the draft to Third Security, LLC for its review and comment on behalf of the GPSI Stockholders. Parent, GPSI and Third Security, LLC, acting on behalf of the GPSI Stockholders, shall cooperate and provide each other with such information as each party may reasonably request in connection with the preparation of the PPM. Prior to the dissemination of the PPM to the GPSI Stockholders, the PPM shall be in a form approved by Third Security, LLC and its counsel, which approval may not be unreasonably withheld or delayed. Parent shall deliver the PPM to the GPSI Stockholders at or before the time that it delivers the Parent Proxy Statement to its stockholders.
      Each of the parties agrees that the information provided by it for inclusion in the PPM, at the time of its dissemination to the GPSI Stockholders and at the time of the Parent Special Meeting, (i) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations (including, without limitation, Regulation D) promulgated thereunder. Each of the parties agrees to promptly supplement, update and correct any information provided by it for use in the PPM if and to the extent that it is or shall have become incomplete, false or misleading. Parent shall have no obligation to supplement, update or correct the PPM after the expiration of the time period during which the GPSI Stockholders are entitled to exercise appraisal rights under the DGCL.
      Third Security, LLC has agreed to coordinate on behalf of the GPSI Stockholders in connection with the PPM and the Shelf Registration Statement.
    Shelf Registration Statement.

    As soon as practicable following the Merger Closing Date, Parent shall prepare and file with the SEC a Shelf Registration Statement relating to, among other things, the offer and sale of the Registrable Securities by the GPSI Stockholders and shall use its best efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable after the Merger Closing Date. Parent shall notify the GPSI Stockholders in writing by certified mail, telecopy or e-mail notice that such Shelf Registration Statement has been declared effective by the SEC on the date of such declaration by the SEC. Parent agrees to keep such Shelf Registration Statement effective until the earlier of: (i) the passage of two years from the effective date of such Shelf Registration Statement; or (ii) the date on which all Registrable Securities may be resold by the GPSI Stockholders by reason of Rule 144(k) under the Securities Act or any other rule of similar effect.

    Obligations of Parent.
      In connection with the registration of the Registrable Securities, Parent shall use its reasonable best efforts to:
        (1) prepare and file with the SEC such amendments (including post-effective amendments) to the Shelf Registration Statement and supplements to the Prospectus as may be necessary to keep the Shelf Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by the GPSI Stockholders for resales of the Registrable Securities for a period of two years from the date the Shelf Registration Statement is first declared effective by the SEC or such shorter period that will terminate when there are no Registrable Securities or all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (2) take all lawful action such that each of (A) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent’s obligations hereunder shall terminate as to any investor at such time as such investor’s Registrable Securities can be sold under Rule 144(k) or similar provision;
        During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of Parent covered by the Shelf Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the GPSI Stockholders as set forth in the Prospectus forming part of the Shelf Registration Statement;
        Furnish to each GPSI Stockholder whose Registrable Securities are included in the Shelf Registration Statement, (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Parent, one copy of the Shelf Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such GPSI Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such GPSI Stockholder;
        (1) Register or qualify the Registrable Securities covered by the Shelf Registration Statement under such securities or "blue sky" laws of all jurisdictions in which GPSI Stockholders are located requiring blue sky registration or qualification, (2) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (3) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (4) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Parent shall not be required in connection with any of its obligations under this Section 7.5(a)(iv) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.5(a)(iv), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
        As promptly as practicable after becoming aware of such event, notify each GPSI Stockholder of the occurrence of any event, as a result of which the Prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Shelf Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each GPSI Stockholder as such GPSI Stockholder may reasonably request;
        Notify each GPSI Stockholder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Shelf Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;
        Cause all the Registrable Securities covered by the Shelf Registration Statement to be listed, not later than the date that Shelf Registration Statement is declared effective by the SEC, on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by Parent are then listed or included;
        Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities;
        Cooperate with the GPSI Stockholders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Shelf Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the GPSI Stockholders reasonably may request and registered in such names as the GPSI Stockholders may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by Parent to deliver to the transfer agent for the Registrable Securities (with copies to the GPSI Stockholders whose Registrable Securities are included in such registration statement) an appropriate instruction letter and, to the extent necessary, an opinion of such counsel;
        Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the GPSI Stockholders of their Registrable Securities in accordance with the intended methods therefore provided in the Prospectus which are customary under the circumstances;
      Duties of the GPSI Stockholders. In connection with the registration of the Registrable Securities, the parties hereto agree that:
        It shall be a condition precedent to the obligations of Parent to complete the registration pursuant to this Section 7.5 with respect to the Registrable Securities of any GPSI Stockholder who elects to have its Registrable Securities registered by the Shelf Registration Statement that such GPSI Stockholder shall, in a timely manner, furnish to Parent such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall, in a timely manner, execute such documents in connection with such registration as Parent may reasonably request. At least 30 business days prior to the first anticipated filing date of the Shelf Registration Statement, Parent shall notify each GPSI Stockholder by mail at the address set forth on the stock ledger of GPSI regarding the information Parent requires from each such GPSI Stockholder (the "Requested Information") if such GPSI Stockholder elects to have any of its Registrable Securities included in the Shelf Registration Statement. If at least 20 business days prior to the anticipated filing date Parent has not received all the Requested Information from a GPSI Stockholder (a "Non-Responsive Person"), then Parent shall send each Non-Responsive Person a reminder of such information request. If at least 10 business days prior to the anticipated filing date Parent still has not received all the Requested Information from such Non-Responsive Person, then Parent may file the Shelf Registration Statement without including Registrable Securities of such Non-Responsive Person.
        Each GPSI Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall cooperate timely and fully in all reasonable respects with Parent in connection with the preparation and filing of the Shelf Registration Statement hereunder, unless such GPSI Stockholder has notified Parent in writing of its election to exclude all of its Registrable Securities from the Shelf Registration Statement; Parent shall, on its part, to the extent it received all Required Information from a GPSI Stockholder, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of the Shelf Registration Statement hereunder.
        As promptly as practicable after becoming aware of such event, each GPSI Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall notify Parent of the occurrence of any event, as a result of which the Prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
        Each GPSI Stockholder who elects to have any of its Registrable Securities included in the Shelf Registration Statement shall, upon receipt of any notice from Parent of the occurrence of any event of the kind described in Section 7.5(a)(v) or 7.5(a)(vi), immediately discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such GPSI Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.5(a)(v) and, if so directed by Parent, such GPSI Stockholder shall deliver to Parent (at the expense of Parent) or destroy (and deliver to Parent a certificate of destruction) all copies in such GPSI Stockholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
        Parent shall file such amendment(s) to the Shelf Registration Statement as may be reasonably requested by a GPSI Stockholder holding in the aggregate 10% or more of the Registrable Securities at the expense of such GPSI Stockholder. Parent may require a reasonable cash deposit of its estimated costs before commencing such amendment and may reasonably delay such amendment to accommodate its other business activities and reporting requirements under the federal securities laws.
    NASDAQ Listing.

    Parent shall promptly prepare and submit to NASDAQ a listing application covering the Registrable Securities, and shall use its reasonable best efforts to obtain, prior to the effectiveness of the Shelf Registration Statement or as soon as reasonably practicable thereafter, approval for the quotation of such Parent Common Stock, subject to official notice of issuance, and GPSI and the GPSI Stockholders who elect to have any of their Registrable Securities included in the Shelf Registration Statement shall cooperate with Parent with respect to such application.

    Restructuring.

    On or prior to the Merger Closing, GPSI shall restructure GPSI and the GPSI Subsidiaries as described in Exhibit 7.7 hereto (the "Restructuring").

    Access to Information.

    Upon reasonable notice, GPSI and each GPSI Subsidiary and Parent shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access during normal business hours during the period from the date hereof to the Effective Time, to all of its properties, books, Contracts, commitments and records, and during such period, each of GPSI and Parent shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that notwithstanding the foregoing provisions of this Section 7.8 or any other provision of this Agreement, neither GPSI nor Parent shall be required to provide to the other party any information that is subject to a confidentiality agreement and that relates primarily to a party other than GPSI, Parent or any Subsidiary or former Subsidiary of GPSI or Parent, but shall identify to the other party the type of document and counter party. Each of GPSI and Parent agrees that it will not, and it will cause its respective representatives not to, use any information obtained pursuant to this Section 7.8 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement or reasonably related to the operation of the business of Parent and its Subsidiaries. The Confidentiality Agreement, dated as of September 23, 2002 (the "Confidentiality Agreement"), by and between GPSI and Parent, shall apply with respect to information furnished by GPSI, Parent and their respective Subsidiaries and representatives thereunder or hereunder and any other activities contemplated thereby. The parties agree that this Agreement and the transactions contemplated hereby shall not constitute a violation of the Confidentiality Agreement and that the provisions hereof shall supersede all provisions of the Confidentiality Agreement in the event of a conflict.

    Reasonable Efforts; Notification.
      Upon the terms and subject to the conditions set forth in this Agreement, except to the extent otherwise required by United States regulatory considerations and otherwise provided in this Section 7.9, each of GPSI and Parent agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing, neither GPSI nor Parent shall be required to agree to any consent, approval or waiver that would require such party to take an action that would impair the value that such party reasonably attributes to the Merger and the other transactions contemplated thereby. In connection with and without limiting the foregoing, GPSI and its Board of Directors shall (1) take all action reasonably necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger and (2) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, take all action reasonably necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.
      GPSI shall give prompt notice to Parent, and Parent shall give prompt notice to GPSI, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties or covenants or agreements of the parties or the conditions to the obligations of the parties hereunder.
    Fees and Expenses.

    The parties hereto agree that Parent shall bear all fees and expenses (including, but not limited to, the fees and expenses of accountants and attorneys) incurred by Parent or Merger Subsidiary in connection with this Agreement, the Merger, the Parent Proxy Statement, the PPM, the Shelf Registration Statement and the transactions contemplated hereby and thereby.

    Public Announcements.
      Parent and GPSI will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior each party having had the opportunity to review and comment on such press release or public statement, except that each party may respond to questions from stockholders and may respond to inquiries from financial analysts and media representatives in a manner consistent with its past practice and each party may make such disclosure as may be required by applicable Law or by obligations pursuant to any listing agreement with the NASDAQ or any national securities exchange without prior consultation to the extent such consultation is not reasonably practicable. The parties agree that the initial press release or releases to be issued in connection with the execution of this Agreement shall be mutually agreed upon prior to the issuance thereof.
    Indemnification of Directors, Officers and Other Individuals.

    Parent and the Surviving Corporation agree that the indemnification obligations set forth in the Surviving Corporation’s Certificate of Incorporation and Bylaws, in each case as of the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner (other than as required by Law or recommended by the SEC, rating agency or the like) that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of GPSI or its Subsidiaries without the prior written consent of the persons affected.

    Agreement to Defend.

    In the event any claim, action, suit, investigation or other proceeding by any Governmental Authority or other person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, the parties hereto agree to cooperate and use their reasonable best efforts to defend against and respond thereto.

    Amendment of Schedules.

    GPSI shall promptly (and, in any event, within a reasonable time prior to Merger Closing) notify Parent of (a) any event that would render inaccurate in any material respect any representation or warranty of GPSI, or (b) any change or addition that GPSI proposes to make to any schedule to this Agreement. No notification made pursuant to this Section 7.14 shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or to modify any of the schedules attached hereto unless Parent specifically agrees thereto in writing, nor shall any such notification be considered to constitute or give rise to a waiver by Parent of any condition set forth in this Agreement unless Parent specifically so agrees.

    Reorganization Status.

    Neither GPSI nor Parent shall, nor shall either of them permit any Affiliate to, take any actions that would, or would be reasonably likely to, adversely affect the status of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code. GPSI, Parent, and their respective Affiliates shall use all reasonable efforts to achieve such result. Unless otherwise required by Law, each of GPSI, Parent, and their respective Affiliates shall (i) report the Merger on all Tax Returns as a reorganization within the meaning of Section 368(a) of the Code and (ii) not take any position or action that is inconsistent with the characterization of the Merger as such a reorganization in any audit, administrative proceeding, litigation or otherwise. For at least two years after the Effective Time, (A) Merger Subsidiary will not (and Parent will not cause or permit Merger Subsidiary to) (1) sell or otherwise dispose of a substantial part of its assets except in the ordinary course of business, (2) dissolve, (3) liquidate, or (4) merge into another entity (whether or not such entity is owned by Parent or any of Parent’s Subsidiaries), and (B) Parent will not transfer any stock of Merger Subsidiary or cause or permit Merger Subsidiary to issue any stock to any Person other than Parent; provided, however, that nothing in this sentence shall prohibit Parent from pledging shares of capital stock of Merger Subsidiary or other assets of Merger Subsidiary to a financial institution as collateral in connection with a secured financing.

    Other Actions.

    Except as contemplated by this Agreement, neither Parent nor GPSI shall, and neither shall permit any of its Subsidiaries to, take or agree or commit to take any action that is reasonably likely to result in any of its respective representations or warranties hereunder being untrue in any material respect (except to the extent any representation or warranty is already qualified by materiality in which case it shall be true in all respects) or in any of the conditions to the Merger set forth in Article VIII not being satisfied.

    Legends.

    All shares of Parent Series A Preferred Stock and Parent Common Stock issued upon conversion thereof to GPSI Stockholders hereunder shall be legended with a Securities Act legend and any legend required by the federal or state securities laws.

    Cash; Cancellation of Master Promissory Note.

  Prior to the Effective Time, GPSI shall issue 10,266, 10,266 and 9,239 shares of GPSI Common Stock to New River Management II, LP, Kirkfield, L.L.C., and RJK, L.L.C., respectively, for a purchase price per share of GPSI Common Stock of $97.41. The aggregate purchase price of $2,000,000 for the shares of GPSI Common Stock purchased by New River Management II, LP and Kirkfield, L.L.C. shall be paid in cash, and at the Effective Time, GPSI shall hold, in cash, the $2,000,000 of proceeds received upon the sale and issuance of such shares of GPSI Common Stock. The purchase price paid for the shares of GPSI Common Stock purchased by RJK, L.L.C. shall be paid by means of the delivery to, and cancellation by, GPSI of that certain Master Promissory Note, dated as of July 1, 2002, in the aggregate original principal amount of up to $2,000,000, issued by GPSI (f/k/a Clinical Chemistry Holdings, Inc.) to RJK, L.L.C. in connection with that certain Credit Agreement, dated as of July 1, 2002, between GPSI and RJK, L.L.C., and related Security Agreement, dated as of July 1, 2002, among RJK, L.L.C., GPSI and certain wholly owned subsidiaries of GPSI. On or prior to the Effective Time, (i) the aforementioned Master Promissory Note shall have been cancelled and all principal, interest and any other charges, now or hereafter due and payable thereunder shall be deemed to have been paid, satisfied and discharged in full, (ii) the related Credit Agreement and Security Agreement shall have been terminated, and (iii) all security interests, liens and encumbrances in connection with Master Promissory Note, Credit Agreement and Security Agreement shall have been terminated in its entirety.

  CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER
    Conditions Precedent to Obligations of Parent and Merger Subsidiary.

    The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

      The representations and warranties of GPSI contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true and correct as of the Merger Closing Date in all material respects (except to the extent any representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects), except as otherwise contemplated or permitted by this Agreement, and Parent shall have received a certificate to that effect dated the Merger Closing Date and executed on behalf of GPSI by the chief executive officer.
      Each of the covenants, agreements and obligations of GPSI to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time, and at the Merger Closing, GPSI shall have delivered to Parent a certificate to that effect.
      Parent shall have received the opinion of Hunton & Williams, counsel to GPSI, dated the Merger Closing Date and addressed to Parent, reasonably satisfactory in form and substance to Parent and Parent’s counsel.
      The GPSI Signing Stockholders, acting by non-unanimous written consent, shall have adopted and approved this Agreement and the transactions contemplated hereby, including the Merger, as and to the extent required by, and in accordance with, the DGCL or other applicable Law, and by the provisions of any governing instruments.
      There shall not be pending or threatened by any Governmental Authority any suit, action or proceeding (or by any other Person any pending suit, action or proceeding which has a reasonable likelihood of success) (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from Parent or Merger Subsidiary any damages that are material in relation to Parent and Merger Subsidiary taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Surviving Corporation or any of its Subsidiaries of any material portion of the Business or assets of GPSI, Parent or any of their respective Subsidiaries, to dispose of or hold separate any material portion of the Business or assets of GPSI, Parent or any of their respective Subsidiaries, as a result of the Merger or any of the other transactions contemplated by this Agreement or (iii) seeking to prohibit the Surviving Corporation or any of its Subsidiaries from effectively controlling in any material respect the Business or operations of GPSI or its respective Subsidiaries.
      There shall have been no events, changes or effects with respect to GPSI having or which could reasonably be expected to have a Material Adverse Effect on GPSI and the GPSI Subsidiaries.
      All proceedings, corporate or other, to be taken by GPSI and the GPSI Subsidiaries in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Parent and Parent’s counsel, and GPSI and the GPSI Subsidiaries shall have made available to Parent for examination the originals or true and correct copies of all documents that Parent may reasonably request in connection with the transactions contemplated by this Agreement.
      Parent shall have received from its financial advisor, Corporate Capital Consultants, Inc., a written opinion stating that the acquisition of GPSI by Parent in exchange for the Merger Consideration to be paid by Parent to the GPSI Stockholders is fair, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates.
      GPSI and the GPSI Subsidiaries shall have completed the Restructuring.
    Conditions Precedent to Obligations of GPSI.

    The obligations of GPSI to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

      The representations and warranties of Parent and Merger Subsidiary contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true and correct as of the Merger Closing Date in all material respects (except to the extent any representation and warranty is already qualified by materiality, in which case it shall be true and correct in all respects), except as otherwise contemplated or permitted by this Agreement, and GPSI shall have received a certificate to that effect dated the Merger Closing Date and executed on behalf of Parent by the chief executive officer.
      Each of the covenants, agreements and obligations of Parent and Merger Subsidiary to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Merger Closing, Parent and Merger Subsidiary shall have delivered to GPSI a certificate to that effect.
      GPSI shall have received the opinion of Eckert Seamans Cherin & Mellott, LLC, counsel to Parent and Merger Subsidiary, dated the Merger Closing Date and addressed to GPSI, reasonably satisfactory in form and substance to GPSI and GPSI’s counsel.
      There shall not be pending or threatened by any Governmental Authority any suit, action or proceeding (or by any other Person any pending suit, action or proceeding which has a reasonable likelihood of success) (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from GPSI or any GPSI Subsidiary any damages that are material in relation to GPSI or such GPSI Subsidiary, (ii) seeking to prohibit or limit the ownership or operation by the Surviving Corporation or any of its Subsidiaries of any material portion of the Business or assets of GPSI, Parent or any of their respective Subsidiaries, to dispose of or hold separate any material portion of the Business or assets of GPSI, Parent or any of their respective Subsidiaries, as a result of the Merger or any of the other transactions contemplated by this Agreement or (iii) seeking to prohibit the Surviving Corporation or any of its Subsidiaries from effectively controlling in any material respect the Business or operations of GPSI or its respective Subsidiaries.
      There shall have been no events, changes or effects with respect to Parent having or which could reasonably be expected to have a Material Adverse Effect on Parent.
      All proceedings, corporate or other, to be taken by Parent and Merger Subsidiary on or prior to the Merger Closing Date in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to GPSI and GPSI’s counsel, and Parent and Merger Subsidiary shall have made available to GPSI for examination the originals or true and correct copies of all documents that GPSI may reasonably request in connection with the transactions contemplated by this Agreement.
      GPSI shall have received a copy of the written opinion of Corporate Capital Consultants, Inc., stating that the acquisition of GPSI by Parent in exchange for the Merger Consideration to be paid by Parent to the GPSI Stockholders is fair, from a financial point of view, to Parent and the stockholders of Parent, other than Kirk and his Affiliates.
      The Certificate of Designations of the Parent Series A Preferred Stock shall have been properly filed with the Secretary of State of the State of Delaware and GPSI shall have received written evidence of such filing.
  TERMINATION; AMENDMENT; WAIVER
    Termination.

    This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval of this Agreement, the Merger and the transactions contemplated hereby:

      by mutual written consent of GPSI and Parent;
      by Parent, if the GPSI Stockholder Approval is not obtained in accordance with the DGCL and the GPSI Certificate of Incorporation and Bylaws;
      by either Parent or GPSI:
        if any court of competent jurisdiction or any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger; or
        if the Merger shall not have been consummated on or before June 30, 2003, unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.
      by Parent, if GPSI breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within 30 days following receipt by GPSI of notice of breach or by the date specified in Section 9.1(c)(ii);
      by GPSI, if Parent breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within 30 days following receipt by Parent of notice of breach or by the date specified in Section 9.1(c)(ii); and
      by GPSI in the event that Parent fails to file the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 3.2 hereof within 24 hours of the Effective Time, unless the failure to file is the result of (i) the failure of GPSI to satisfy all of the conditions to the consummation of the Merger set forth in Section 8.1 or (ii) the office of the Secretary of State of the State of Delaware being closed, provided that the filing is completed as soon as practicable upon the reopening of such office.
    Effect of Termination.

    If this Agreement is so terminated and the Merger is not consummated, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, employees, agents or stockholders, other than the confidentiality provisions of Section 7.8. Nothing contained in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

    Amendment.

    This Agreement and the Certificate of Merger may be amended by action taken by Merger Subsidiary, GPSI and Parent at any time before or after adoption of this Agreement by the stockholders of each of Parent and GPSI; provided, however, that after such stockholder approval no amendment shall be made which under applicable Law requires the approval of such stockholders without the approval of stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of both of the parties hereto.

    Extension; Waiver.

    At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party hereto or (iii) waive compliance with any of the agreements or conditions contained herein by the other party hereto. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

    Procedure for Termination, Amendment, Extension or Waiver.

  A termination of this Agreement pursuant to Section 9.1, an amendment of this Agreement pursuant to Section 9.3 or an extension or waiver pursuant to Section 9.4 shall, in order to be effective, require in the case of Parent or GPSI, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

  MISCELLANEOUS
    Entire Agreement; Assignment.

    This Agreement and the Confidentiality Agreement (a) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and thereof, and (b) shall not be assigned by operation of Law or otherwise.

    Interpretation.

    Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders. The table of contents and article and section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Notices.

    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex, overnight delivery service from a national carrier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to GPSI:
Group Practices Services Incorporated
1902 Downey Street
Radford, Virginia 24141
Attention: Secretary
Telephone: (540) 633-7900
Telecopy: (540) 633-7939
with a copy to:
Hunton & Williams
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219
Attention: C. Porter Vaughan, III, Esq.
Telephone: (804) 788-8285
Telecopy: (804) 788-8218
if to Parent or Merger Subsidiary:
Novitron International, Inc.
One Gateway Center
Newton, MA 02458
Attention: Israel M. Stein, M.D.
Telephone: (617) 527-9933
Telecopy: (617) 527-8230
with a copy to:
Malman & Goldman, LLP
152 West 52nd Street
New York, New York 10019
Attention: Arthur B. Malman, Esq.
Telephone: (212) 397-1100
Telecopy: (212) 265-9078
with a copy to:
Eckert Seamans Cherin & Mellott, LLC
Boston One International Place
18th Floor
Boston, MA 02110
Attention: Anil Khosla, Esq.
Telephone: (617) 342-6868
Telecopy: (617) 342-6899

    or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    Governing Law.

    This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

    Parties in Interest.

    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement; provided, however, that from and after the Merger Closing Date, each GPSI Stockholder shall be deemed to be a third-party beneficiary of this Agreement and entitled to bring a claim against Parent or Merger Subsidiary in connection with, as a result of, or with respect to, any breach of any agreement or covenant of Parent or Merger Subsidiary contained in this Agreement if such breach materially adversely affects such GPSI Stockholder; provided further, that Parent, Merger Subsidiary and a majority in interest of the GPSI Stockholders may mutually agree in writing to waive any such breach, agreement or covenant.

    Counterparts.

    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

GROUP PRACTICE SERVICES INCORPORATED

By:___________________________________

Randal J. Kirk

Chairman of the Board

NOVITRON INTERNATIONAL, INC.

By:___________________________________

Israel M. Stein

Chairman of the Board and Chief
Executive Officer

CLINICAL DATA INC.

By:___________________________________

Israel M. Stein

Chairman of the Board and Chief
Executive Officer

____________________

ANNEX H

ASSET PURCHASE AGREEMENT

BY AND AMONG

ELAN PHARMACEUTICALS, INC.,

ELAN DIAGNOSTICS, INC.

AND

NOVITRON INTERNATIONAL, INC.

December 9, 2002

Page
ARTICLE I DEFINITIONS
Section 1.1. Accounts.
Section 1.2. Accounts Receivable.
Section 1.3. Affiliate. A
Section 1.4. Agreement.
Section 1.5. Assignment and Assumption Agreement.
Section 1.6. Assumed Contracts.
Section 1.7. Assumed Liabilities.
Section 1.8. Bill of Sale.
Section 1.9. Books and Records.
Section 1.10. Business.
Section 1.11. Buyer’s Accountant.
Section 1.12. Buyer’s Closing Certificate.
Section 1.13. Closing.
Section 1.14. Closing Date.
Section 1.15. Code.
Section 1.16. Contracts.
Section 1.17. Effective Time.
Section 1.18. Employee Benefit Plan.
Section 1.19. ERISA.
Section 1.20. ERISA Affiliate.
Section 1.21. Excluded Assets.
Section 1.22. Final Balance Sheet.
Section 1.23. Final Net Asset Value.
Section 1.24. Fixed Assets.
Section 1.25. Governmental Authority.
Section 1.26. Governmental Authorization.
Section 1.27. Intellectual Property.
Section 1.28. Interim Financial Statements.
Section 1.29. Interim Net Asset Value.
Section 1.30. Inventory.
Section 1.31. IRS.
Section 1.32. Knowledge of Seller.
Section 1.33. Law.
Section 1.34. Liens.
Section 1.35. Material Adverse Effect.
Section 1.36. Parent’s Closing Certificate.
Section 1.37. Permitted Liens.
Section 1.38. Person.
Section 1.39. Purchase Price.
Section 1.40. Purchased Assets.
Section 1.41. Purchased Books and Records.
Section 1.42. Real Property.
Section 1.43. Required Consents.
Section 1.44. Retained Liabilities.
Section 1.45. Seller’s Closing Certificate.
Section 1.46. Tax or Taxes.
Section 1.47. Tax Return.
ARTICLE II PURCHASE AND SALE
Section 2.1. Purchase and Sale; Assignment and Assumption.
Section 2.2. Payment of the Purchase Price.
Section 2.3. Final Balance Sheet; Adjustment of Purchase Price.
Section 2.4. Non-Assigned Contracts; Returned Contracts.
Section 2.5. Retained Liabilities.
Section 2.6. Investigation.
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER
Section 3.1. Organization of Seller.
Section 3.2. Authorization; Enforceability.
Section 3.3. No Violation or Conflict.
Section 3.4. Title to and Sufficiency of Purchased Assets.
Section 3.5. Litigation.
Section 3.6. Condition of Fixed Assets.
Section 3.7. Contracts.
Section 3.8. Accounts.
Section 3.9. Inventory.
Section 3.10. Financial Statements.
Section 3.11. Absence of Undisclosed Liabilities.
Section 3.12. Real Property.
Section 3.13. Intellectual Property.
Section 3.14. Books and Records.
Section 3.15. Affiliated Transactions.
Section 3.16. Insurance.
Section 3.17. Tax Matters.
Section 3.18. Compliance with Law.
Section 3.19. Governmental Authorizations.
Section 3.20. Environmental Conditions.
Section 3.21. Labor Matters.
Section 3.22. No Adverse Change.
Section 3.23. Employee Benefit Plans.
Section 3.24. Warranties and Service Payment Obligations.
Section 3.25. Fees and Expenses of Brokers and Others.
Section 3.26. Customers and Suppliers.
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER
Section 4.1. Organization of Buyer.
Section 4.2. Authorization; Enforceability.
Section 4.3. No Violation or Conflict.
Section 4.4. Fees and Expenses of Brokers and Others.
Section 4.5. Litigation.
Section 4.6. Financing.
ARTICLE V CERTAIN COVENANTS AND OTHER MATTERS PENDING THE CLOSING
Section 5.1. Conduct of Seller Prior to Closing.
Section 5.2. Negative Covenants.
Section 5.3. Access.
Section 5.4. Cooperation; Commercially Reasonable Efforts.
Section 5.5. No Negotiation.
Section 5.6. Public Disclosure.
Section 5.7. Disclosure Schedules; Supplements.
ARTICLE VI CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
Section 6.1. Compliance with Agreement.
Section 6.2. No Litigation; Governmental Authorizations.
Section 6.3. Representations and Warranties.
Section 6.4. Material Adverse Effect.
Section 6.5. Governmental Authorizations.
Section 6.6. Required Consents.
Section 6.7. KPMG Letter/Audited Financial Statements.
Section 6.8. Deliveries at Closing.
Section 6.9. GE Agreement.
ARTICLE VII CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARENT AND SELLER
Section 7.1. Compliance with Agreement.
Section 7.2. No Litigation; Governmental Authorizations.
Section 7.3. Representations and Warranties.
Section 7.4. Payment of Purchase Price.
Section 7.5. Deliveries at Closing.
Section 7.6. GE Agreement
ARTICLE VIII INDEMNITIES AND ADDITIONAL COVENANTS
Section 8.1. Parent’s and Seller’s Indemnity.
Section 8.2. Buyer’s Indemnity.
Section 8.3. [Intentionally Omitted]
Section 8.4. Additional Instruments.
Section 8.5. Employment Matters.
Section 8.6. Allocation of Purchase Price.
Section 8.7. Access to Books and Records and Other Information.
Section 8.8. Audited Financial Statements; Cooperation.
Section 8.9. Use of Name "Elan".
Section 8.10. GE Agreement.
ARTICLE IX RESTRICTIVE COVENANTS
Section 9.1. Non-Solicitation of Employees.
Section 9.2. Acknowledgments.
Section 9.3. Confidentiality.
ARTICLE X TERMINATION
Section 10.1. Termination.
Section 10.2. Rights on Termination; Waiver.
ARTICLE XI MISCELLANEOUS
Section 11.1. Entire Agreement; Amendment.
Section 11.2. Expenses, Transfer Taxes and Fees.
Section 11.3. Consent to Arbitration.
Section 11.4. Governing Law.
Section 11.5. Successors; Assignment.
Section 11.6. Notices.
Section 11.7. Counterparts; Headings.
Section 11.8. Interpretation.
Section 11.9. Severability.
Section 11.10. No Reliance.
Section 11.11. Parties in Interest.
Section 11.12. Representations and Warranties of Parent.
SCHEDULES
Schedule 1.6 Assumed Contracts
Schedule 1.7 Assumed Liabilities
Schedule 1.21 Excluded Assets
Schedule 1.24 Fixed Assets
Schedule 1.27 Intellectual Property
Schedule 1.28 Interim Financial Statements
Schedule 1.37 Permitted Liens
Schedule 1.43 Required Consents
Schedule 2.3(a) Final Balance Sheet
Schedule 3.1 Foreign Qualifications
Schedule 3.2 Authorization; Enforceability
Schedule 3.3 No Violation or Conflict
Schedule 3.4 Title to and Sufficiency of Purchased Assets
Schedule 3.5 Litigation
Schedule 3.7 Contracts
Schedule 3.8 Accounts
Schedule 3.10 Financial Statements
Schedule 3.11 Undisclosed Liabilities
Schedule 3.12 Real Property
Schedule 3.13(a) Intellectual Property
Schedule 3.13(b) Pending Claims
Schedule 3.13(c) Patents and Trademarks
Schedule 3.14 Books and Records
Schedule 3.15 Affiliated Transactions
Schedule 3.16 Insurance
Schedule 3.17 Tax Matters
Schedule 3.18 Compliance with Law
Schedule 3.19 Governmental Authorizations
Schedule 3.20 Environmental Conditions
Schedule 3.21 Labor Matters
Schedule 3.22 Material Adverse Changes
Schedule 3.24 Warranties and Service Payment Obligations
Schedule 3.26 Customers and Suppliers
Schedule 5.2 Negative Covenants
Schedule 6.6 Required Consents
Schedule 8.5(b) Seller Employees
Schedule 8.5(c) Interview Procedures
Schedule 8.5(d) Buyer’s Benefit Plans
Schedule 11.12 Parent’s Balance Sheet
EXHIBITS
Exhibit A Assignment and Assumption Agreement
Exhibit B Bill of Sale
Exhibit C Buyer’s Closing Certificate
Exhibit D Parent’s Closing Certificate
Exhibit E Seller’s Closing Certificate
Exhibit F Form of Opinion of Counsel to Seller
Exhibit G Form of Opinion of Counsel to Buyer

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this "Agreement"), made as of December 9, 2002, by and among ELAN PHARMACEUTICALS, INC., a Delaware corporation ("Parent"), ELAN DIAGNOSTICS, INC., a Delaware corporation ("Seller"), and NOVITRON INTERNATIONAL, INC., a Delaware corporation ("Buyer"), recites and provides as follows:

RECITALS

WHEREAS, Seller owns the Purchased Assets and is a party to the Assumed Contracts (as such terms are hereinafter defined), which Purchased Assets and Assumed Contracts are employed by Seller in its business of selling clinical chemistry instruments and reagents to the physician office laboratory market in the United States and in certain other countries (the "Business");

WHEREAS, Seller desires to sell, or cause to be sold, the Purchased Assets and assign, or cause to be assigned, the Assumed Contracts and Assumed Liabilities (as such terms are hereinafter defined) to Buyer, and Buyer desires to purchase the Purchased Assets and assume the Assumed Contracts and Assumed Liabilities from Seller, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals and of the premises, mutual covenants, mutual representations, warranties, covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used in this Agreement, the following terms shall have the meanings specified:

Section 1.1. Accounts.

"Accounts" shall mean all Accounts Receivable, notes receivable and associated rights (including, without limitation, amounts due from vendors, all security deposits, letters of credit and security interests in collateral) arising from the sale of goods and services in the ordinary course of Business.

Section 1.2. Accounts Receivable.

"Accounts Receivable" shall mean all trade accounts receivable, net of any reserve for doubtful accounts, arising from the sale of goods and services in the ordinary course of Business, together with all security and associated rights thereto (including, without limitation, all security deposits, letters of credit, security interests in collateral and repayments of advances).

Section 1.3. Affiliate.

"Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person; provided, however, that not withstanding the foregoing, with respect to Seller or Parent or any of their respective Affiliates, the term "Affiliate" shall not include any joint venture to which Seller or Parent is a party.

Section 1.4. Agreement.

"Agreement" shall mean this Asset Purchase Agreement, together with the Schedules and Exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

Section 1.5. Assignment and Assumption Agreement.

"Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement, dated as of the Closing Date, by and among Buyer, Parent and Seller in the form of Exhibit A attached hereto.

Section 1.6. Assumed Contracts.

"Assumed Contracts" shall mean all Contracts (subject to the terms and provisions of Section 2.4), including, without limitation, the Contracts that are specifically listed on Schedule 1.6 attached hereto; provided, however, that prior to the Closing, Buyer shall notify Seller in writing whether it will assume that certain Authorized Service Representative Agreement, dated August 1, 2001, by and between GE Clinical Services, Inc., a Delaware corporation ("GE"), and Seller (the "GE Agreement"), in which case the GE Agreement shall be deemed to be an Assumed Contract.

Section 1.7. Assumed Liabilities.

"Assumed Liabilities" shall mean the following liabilities and obligations of Seller, whether such liabilities or obligations relate to payment, performance or otherwise, are known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed or otherwise, and whether or not such liabilities and obligations are required to be accrued on the financial statements of Seller: (i) all liabilities and obligations of the Business reflected or reserved against on the Final Balance Sheet (other than intercompany payables); (ii) all liabilities and obligations (including, without limitation, for Taxes) attributable to the Business and the Purchased Assets arising after the Effective Time (other than any such liability or obligation arising out of the operation of the Business prior to the Effective Time or an event or circumstance that occurred or existed prior to the Effective Time); and (iii) all other liabilities and obligations of Seller set forth on Schedule 1.7 attached hereto.

Section 1.8. Bill of Sale.

"Bill of Sale" shall mean the Bill of Sale executed by Parent and Seller in favor of Buyer in the form of Exhibit B attached hereto.

Section 1.9. Books and Records.

"Books and Records" shall mean all of the books, records, files, data and information of Seller relating to the Business (including, without limitation, customer lists, financial and accounting records, purchase orders and invoices, sales orders and sales order log books, credit and collection records, correspondence and miscellaneous records with respect to customers and supply sources and all other general correspondence).

Section 1.10. Business.

"Business" shall have the meaning set forth in the Recitals to this Agreement.

Section 1.11. Buyer’s Accountant.

"Buyer’s Accountant" shall mean Deloitte & Touche.

Section 1.12. Buyer’s Closing Certificate.

"Buyer’s Closing Certificate" shall mean the certificate of Buyer in the form of Exhibit C attached hereto.

Section 1.13. Closing.

"Closing" shall mean the meeting of the parties to be held at 10:00 a.m., New York, New York time, on the Closing Date, at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, or such other time and place as the parties may mutually agree in writing.

Section 1.14. Closing Date.

"Closing Date" shall mean the second business day following the satisfaction or waiver of all of the conditions set forth in Articles VI and VII (other than those conditions which by their nature are to be satisfied on the Closing Date), or such other date as the parties may mutually agree in writing.

Section 1.15. Code.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.16. Contracts.

"Contracts" shall mean those contracts, agreements, blanket and other purchase orders, leases of real and personal property (such as computers and copiers), sales orders, license agreements, relationships and commitments and invoices related thereto, to which Seller is a party or by which it is bound and which relate to the Business.

Section 1.17. Effective Time.

"Effective Time" shall mean 11:59 p.m., New York, New York time, on the date immediately prior to the Closing Date.

Section 1.18. Employee Benefit Plan.

"Employee Benefit Plan" shall mean an "employee benefit plan" as defined in Section 3(3) of ERISA and any other plans that provide compensation or other benefits, whether or not subject to ERISA, to any present or former employee of Seller, or any dependent or beneficiary thereof.

Section 1.19. ERISA.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

Section 1.20. ERISA Affiliate.

"ERISA Affiliate" shall mean each entity that is a member of a controlled group or affiliated service group of which Seller is a member or that is treated as a single employer with Seller under Section 414(b), 414(c), 414(m) or 414(o) of the Code or ERISA.

Section 1.21. Excluded Assets.

"Excluded Assets" shall mean: (i) all minute books, stock records and corporate seals, and all Tax Returns and workpapers, of Seller; (ii) all Books and Records other than the Purchased Books and Records; (iii) all intercompany receivables of Seller as of the Effective Time; (iv) all equity and debt securities (excluding Accounts) of, and all rights to acquire equity and debt securities (excluding Accounts) of, any Person; (v) all rights in and to the names "Elan", "Elan Diagnostics" and any variations thereof (except as set forth in Section 8.9); (vi) all refunds or claims for refunds due from federal, state, local and foreign taxing authorities with respect to Taxes paid or to be paid by or on behalf of Seller with respect to any period (or portion thereof) that ends on or before the Closing Date; (vii) all rights arising from prepaid expenses with respect to all assets of Seller not being purchased by Buyer under this Agreement, including, without limitation, the Excluded Assets; (viii) all insurance policies of Seller; (ix) all rights to indemnification, insurance proceeds and the like relating to any Retained Liabilities or any liabilities or obligations discharged by or on behalf of Seller prior to the Effective Time; (x) each Non-Assigned Contract, until the required consent to assignment of such Non-Assigned Contract is obtained pursuant to Section 2.4; (xi) all assets relating to any Employee Benefit Plans to which Seller is a party or under which any of its employees are covered, subject to the provisions of Section 8.5; (xii) Seller’s rights under this Agreement and all of the other documents and instruments required hereby; (xiii) all assets relating to the enteral infusion systems line of business (FDA Code LZH); and (xiv) those other assets of Seller relating to the Business specifically listed on Schedule 1.21 attached hereto.

Section 1.22. Final Balance Sheet.

"Final Balance Sheet" shall mean the unaudited balance sheet of the Business as of the Effective Time, to be prepared and delivered in accordance with Section 2.3.

Section 1.23. Final Net Asset Value.

"Final Net Asset Value" shall mean the net value of the total assets (excluding intercompany receivables) minus the total liabilities (excluding intercompany payables) of the Business as reflected on the Final Balance Sheet.

Section 1.24. Fixed Assets.

"Fixed Assets" shall mean all tangible personal and moveable property owned by Seller relating primarily to the Business, including, without limitation, all fixed assets, chattels, machinery, equipment, leasehold improvements, computer hardware, fixtures, furniture, furnishings, handling equipment, implements, parts, tools and accessories of all kinds, including, without limitation, those Fixed Assets listed on Schedule 1.24 attached hereto.

Section 1.25. Governmental Authority.

"Governmental Authority" shall mean any federal, state, local, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case having jurisdiction over the applicable matter and whether of the United States or another country.

Section 1.26. Governmental Authorization.

"Governmental Authorization" shall mean any consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

Section 1.27. Intellectual Property.

"Intellectual Property" shall mean the following categories of intellectual property owned by or licensed to Seller relating exclusively to the Business: (a) all inventions, patents and patent applications; (b) all registered and unregistered trademarks, service marks, trade dress, logos and brand names, and any combination of such names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith; (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith; (d) all trade secrets and confidential business information (including ideas, research and development, know-how, compositions, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and market plans and proposals); (e) all computer software and source code (including hard copy and soft copy as well as all data and related documentation); (f) all financial models; and (g) all accounting systems. Intellectual Property shall include, without limitation, the Intellectual Property listed on Schedule 1.27 attached hereto.

Section 1.28. Interim Financial Statements.

"Interim Financial Statements" shall mean the unaudited balance sheet of Seller as of June 30, 2002 and the unaudited income statement of Seller for the six-month period ended June 30, 2002 attached hereto as Schedule 1.28.

Section 1.29. Interim Net Asset Value.

"Interim Net Asset Value" shall mean USD $12,816,943, which amount represents the net value of the total assets (excluding intercompany receivables) minus the total liabilities (excluding intercompany payables) of the Business as reflected on the balance sheet included in the Interim Financial Statements.

Section 1.30. Inventory.

"Inventory" shall mean all inventories of raw materials, work in process, finished goods and supplies held for use or sale by Seller in connection with the Business.

Section 1.31. IRS.

"IRS" shall mean the Internal Revenue Service of the United States.

Section 1.32. Knowledge of Seller.

"Knowledge of Seller" shall mean the actual knowledge, after due inquiry, of the senior management personnel (or individuals performing similar functions) of Seller.

Section 1.33. Law.

"Law" shall mean any federal, state, local, municipal, foreign, international, multinational or other law or treaty or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

Section 1.34. Liens.

"Liens" shall mean any lien, mortgage, security interest, tax lien, attachment, levy, charge, claim, restriction, imposition, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property or assets (or the income or profits therefrom) designed to secure the repayment of indebtedness, whether consensual or nonconsensual and whether arising by agreement or under any Law, or otherwise.

Section 1.35. Material Adverse Effect.

"Material Adverse Effect" shall mean any event, change or effect that has a material adverse effect on (a) the Business, taken as a whole, or the properties, results of operations, or condition (financial or otherwise) of Seller, taken as a whole (except for any such event, change or effect resulting from (i) the negotiation, execution, delivery or performance of this Agreement or the transactions contemplated hereby or (ii) changes in generally accepted accounting principles in the United States ("GAAP")) or (b) the ability of Parent or Seller to consummate the transactions contemplated hereby.

Section 1.36. Parent’s Closing Certificate.

"Parent’s Closing Certificate" shall mean the certificate of Parent in the form of Exhibit D attached hereto.

Section 1.37. Permitted Liens.

"Permitted Liens" shall mean: (i) Liens for Taxes and assessments not yet due; (ii) Liens or imperfections of title the release or cure of which would not cost cumulatively in excess of $10,000; and (iii) Liens that are specifically listed on Schedule 1.37 attached hereto.

Section 1.38. Person.

"Person" shall mean any individual, partnership, firm, corporation, association, trust, limited liability company, unincorporated organization, Governmental Authority or other entity.

Section 1.39. Purchase Price.

"Purchase Price" shall mean USD $14,600,000, subject to adjustment as provided in Section 2.3.

Section 1.40. Purchased Assets.

"Purchased Assets" shall mean all of the assets of Seller related primarily to, used primarily in or necessary for the conduct of the Business as conducted as of the date hereof by Seller, including, without limitation, the assets of the Business as of the Effective Time, as specifically set forth in the Final Balance Sheet, the Assumed Contracts, the Purchased Books and Records, the Fixed Assets, the Intellectual Property, the Governmental Authorizations necessary to operate the Business and all goodwill associated with the Business (to the extent such goodwill is not included in the foregoing); provided, however, that (a) notwithstanding the foregoing, the Purchased Assets shall specifically exclude the Excluded Assets and (b) for the avoidance of doubt, Seller shall retain (i) all Books and Records, wherever located, other than the Purchased Books and Records and (ii) copies of any original Books and Records included in the Purchased Books and Records.

Section 1.41. Purchased Books and Records.

"Purchased Books and Records" shall mean (a) true and complete copies of all Books and Records on-site as of the date hereof in Smithfield, RI and Brea, CA (other than Books and Records maintained by the accounting and finance group (managed by the Controller) of Seller that are dated or pertain to dates or periods prior to January 1, 2002) and (b) any original Books and Records whose delivery to Buyer is legally required to effectuate the transfer of any Purchased Asset (it being understood that Seller shall retain copies of any original Books and Records included in the Purchased Books and Records).

Section 1.42. Real Property.

"Real Property" shall mean the real property leased by Seller used primarily in the operation of the Business, together with all improvements and fixtures thereon and all easements, rights-of-way and other appurtenants thereto.

Section 1.43. Required Consents.

"Required Consents" shall mean those consents required from parties to the Assumed Contracts and Governmental Authorizations or from any governmental authority, agency or regulatory body that are necessary or required in order to give effect to the transactions contemplated herein, or to enable Buyer to operate the Business after the Effective Time in the same manner as conducted by Seller prior to the Effective Time, all of which are set forth on Schedule 1.43 attached hereto.

Section 1.44. Retained Liabilities.

"Retained Liabilities" shall mean all liabilities and obligations of Seller, whether such liabilities or obligations relate to payment, performance or otherwise, arise before or after the Effective Time, are known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed or otherwise, and whether or not such liabilities and obligations are required to be accrued on the financial statements of Seller, other than the Assumed Liabilities.

Section 1.45. Seller’s Closing Certificate.

"Seller’s Closing Certificate" shall mean the certificate of Seller in the form of Exhibit E attached hereto.

Section 1.46. Tax or Taxes.

"Tax" or "Taxes" shall mean any taxes, charges, levies, imposts, duties, other assessments or similar charges of any kind whatsoever imposed by any Governmental Authority, including interest, penalties and additions imposed thereon or with respect thereto.

Section 1.47. Tax Return.

"Tax Return" shall mean any report, return, information return or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined unitary group.

In addition, the following terms shall have the meanings specified in the following sections of this Agreement:

Term	Section
Biochem 401(k) Plan	3.23(b)
Buyer	Preamble
Buyer Indemnified Parties	8.1(a)
Buyer Severance	8.5(j)
Buyer’s 401(k) Plan	8.5(g)
Buyer’s Allocation Notice	8.6
Claim	11.3
COBRA	8.5(i)
Corporate Names	8.9(a)
Elan 401(k) Plan	3.23(b)
Environmental Laws	3.20(a)
GAAP	1.35
GE	1.6
GE Agreement	1.6
GPSI	11.5
Hazardous Materials	3.20
License Period	8.9(b)
Losses	8.1(a)
MD&A Disclosure	8.8(b)
Non-Assigned Contracts	2.4
Parent	Preamble
Restrictive Covenants	8.6
SEC	8.8(a)
Seller	Preamble
Seller Employees	8.5(a)
Seller Indemnified Parties	8.2(a)
Transferred Employee	8.5(d)
WARN Act	8.5(j)

ARTICLE II

PURCHASE AND SALE

Section 2.1. Purchase and Sale; Assignment and Assumption.

Upon the terms and subject to the conditions of this Agreement, and in consideration of the Purchase Price to be paid by Buyer to Seller, Seller shall (i) sell, transfer, convey and deliver to Buyer (or its designated U.S. wholly owned subsidiary), and Buyer (or its designated U.S. wholly owned subsidiary) shall purchase from Seller, on the Closing Date, all of the Purchased Assets, free and clear of all Liens other than Permitted Liens, pursuant to the execution and delivery of the Bill of Sale and such other documents and instruments as are necessary to sell, transfer, convey and deliver the Purchased Assets to Buyer (or its designated U.S. wholly owned subsidiary), and (ii) assign to Buyer (or its designated U.S. wholly owned subsidiary), and Buyer (or its designated U.S. wholly owned subsidiary) shall assume from Seller, on the Closing Date, the Assumed Contracts and the Assumed Liabilities pursuant to the execution and delivery of the Assignment and Assumption Agreement and such other documents and instruments as are necessary to assign the Assumed Contracts and Assumed Liabilities to Buyer (or its designated U.S. wholly owned subsidiary).

Section 2.2. Payment of the Purchase Price.

At the Closing, Buyer shall pay to Seller, in cash by wire transfer of immediately available funds to the account designated by Seller in writing, the entire Purchase Price.

Section 2.3. Final Balance Sheet; Adjustment of Purchase Price.

(a) Within 90 days after the Closing Date, Buyer shall cause Buyer’s Accountant, in consultation with Robert Packer (if available), to prepare and deliver to Seller a draft Final Balance Sheet, which shall be prepared in accordance with GAAP, except as set forth on Schedule 2.3(a) attached hereto, and a draft calculation of the Final Net Asset Value based on such draft Final Balance Sheet. In preparing the Final Balance Sheet, reasonable doubt as to the appropriateness of management’s treatment of items under GAAP shall be resolved in favor of management’s treatment of items provided that such treatment is consistent with past management practice.

(b) If Seller has no objections to the draft Final Balance Sheet, or the draft calculation of the Final Net Asset Value, such drafts shall be the Final Balance Sheet and the Final Net Asset Value, respectively. If Seller has any objections to the draft Final Balance Sheet or the draft calculation of the Final Net Asset Value, Seller will deliver a detailed statement describing such objections to Buyer’s Accountant and Buyer within 20 days after receiving the draft Final Balance Sheet. Buyer, Buyer’s Accountant and Seller will use their reasonable best efforts to resolve any such objections. If a final resolution is not obtained within 20 days after Buyer’s Accountant and Buyer have received the statement of objections, Buyer and Seller will select a nationally-recognized accounting firm mutually acceptable to them to resolve any remaining objections. If Buyer and Seller are unable to agree on the choice of an accounting firm, they will select a nationally-recognized accounting firm by lot (after excluding Buyer’s Accountant and KPMG LLP).

(c) Buyer’s Accountant will revise the draft Final Balance Sheet and draft calculation of the Final Net Asset Value as appropriate to reflect the resolution of Seller’s objections (as agreed upon by Buyer, Buyer’s Accountant and Seller or as determined by such selected accounting firm) and deliver it to Buyer and Seller within 20 days after the resolution of such objections. Such revised statements shall be the Final Balance Sheet and Final Net Asset Value, respectively.

(d) To the extent that the Final Net Asset Value is less than the amount equal to the sum of (i) the Interim Net Asset Value plus (ii) USD $250,000 Seller shall pay the amount of such shortfall to Buyer by wire transfer of immediately available funds within 10 days following the final resolution of the Final Net Asset Value to the account designated by Buyer in writing. To the extent that the Final Net Asset Value is greater than the amount equal to (i) the Interim Net Asset Value minus (ii) USD $250,000, Buyer shall pay the amount of such excess to Seller by wire transfer of immediately available funds within 10 days following the final resolution of the Final Net Asset Value to the account designated by Seller in writing.

(e) If any unresolved objections are submitted to an accounting firm for resolution as provided above, Buyer and Seller will share equally the fees and expenses of such accounting firm.

(f) Buyer’s Accountant will provide reasonable access to the work papers used in preparing the Final Balance Sheet to Seller and Seller’s representatives during the preparation by Buyer’s Accountant of the Final Balance Sheet and the resolution of any objections with respect thereto.

(g) Notwithstanding any provision set forth in this Section 2.3(g) or elsewhere in this Agreement to the contrary, there is no general agreement among the parties to submit disputes under this Agreement to arbitration.

Section 2.4. Non-Assigned Contracts; Returned Contracts.

(a) In the case of any Contracts which are by their terms or by virtue of their subject matter not assignable to Buyer at the Closing (collectively, the "Non-Assigned Contracts"), Seller shall use its commercially reasonable efforts to obtain, as soon as is reasonably practicable following the Closing Date, any written consents necessary to convey to Buyer the benefit thereof (it being understood that such commercially reasonable efforts shall not include any requirement to offer or grant financial or commercial accommodations to any third party or to remain secondarily liable with respect to any such Non-Assigned Contract). Nothing in this Agreement, the Bill of Sale or any other document or instrument required hereby shall be construed as an agreement or an attempt to assign or cause the assignment of any Contract which is not assignable without the consent of the other party or parties thereto, unless such consent shall have been given, or as to which all the remedies for the enforcement thereof enjoyed by Seller would not, as a matter of law, pass to Buyer as an incident of the assignments provided by this Agreement.

(b) In the case of any Assumed Contract that is material to the Business, taken as a whole, and (i) which is not listed on Schedule 1.6 attached hereto or (ii) with respect to which Seller is in material breach of its obligations thereunder as of the Effective Time, Buyer shall have the right to void the assignment of such Assumed Contract ab initio to the effect that the assignment of such Assumed Contract by Seller to Buyer shall be deemed to have never been consummated; provided that (x) Buyer shall deliver written notice thereof to Seller and (y) if requested by Parent or Seller, Buyer shall agree to perform and service such Contract on behalf of Seller as long as Seller reimburses Buyer for all of its costs and expenses in connection with the performance and service of such Contract.

Section 2.5. Retained Liabilities.

Except as specifically set forth herein with respect to the Assumed Liabilities, Buyer does not and will not assume any Retained Liabilities or any liability or obligation of any kind, character or description relating to Seller or the Business or the use of the Purchased Assets or the performance by Seller under the Assumed Contracts prior to the Effective Time, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed or otherwise, and whether or not such liabilities and obligations are required to be accrued on the financial statements of Seller, including, without limitation, (i) any liabilities arising out of the matters identified on Schedules 3.5, 3.18 and 3.20, (ii) all liabilities relating to product liabilities claims, (iii) all environmental costs and liabilities, (iv) except as set forth in Section 8.5, any liability or obligation in respect of the employees of Parent, Seller and their Affiliates or the Employee Benefit Plans, (v) all liabilities relating to the enteral infusion systems line of business (FDA Code LZH) before or after the Effective Time and (vi) Taxes, in each case relating to tax periods prior to the Effective Time.

Section 2.6. Investigation.

Buyer acknowledges and agrees that: (i) it has made its own inquiry and investigation into and, based thereon, has formed an independent judgment concerning the Business, the Purchased Assets and the Assumed Liabilities; and (ii) it has had independent legal, financial and technical advice relating to the Business, the Purchased Assets and the Assumed Liabilities and the terms and conditions of this Agreement and all of the other documents and instruments required hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer (except with respect to the ATAC instrument manufactured by Biotecnica Instruments S.p.A., as to which Seller does not make any representations or warranties pursuant to this Article III) that:

Section 3.1. Organization of Seller.

Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has the full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such assets and properties now are owned, operated or held. Seller is duly qualified or licensed as a foreign corporation, and is in good standing, in each jurisdiction in which either the ownership or use of the assets and properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except as would not have a Material Adverse Effect. Schedule 3.1 attached hereto lists each jurisdiction where Seller is so qualified or licensed to do business as a foreign corporation.

Section 3.2. Authorization; Enforceability.

This Agreement is, and the other documents and instruments required hereby to which Seller is a party will be, when executed and delivered by the parties thereto, the valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law). Except as set forth on Schedule 3.2 attached hereto, Seller has the right, power, authority and capacity to execute and deliver this Agreement and the other documents and instruments required hereby and to perform its obligations under this Agreement and the other documents and instruments required hereby.

Section 3.3. No Violation or Conflict.

Except as set forth on Schedule 3.3 attached hereto, the execution, delivery and performance by Seller of this Agreement and all of the other documents and instruments required hereby to which Seller is a party do not and will not (i) conflict with or violate (a) any Law, judgment, order or decree binding on Seller, (b) the charter or bylaws of Seller or (c) any Contract or other contract or agreement to which Seller is a party or by which Seller is bound, or (ii) except as would not have a Material Adverse Effect, give any party to any Contract (other than an Assumed Contract) or other contract or agreement to which Seller is a party or by which Seller is bound any right of termination, cancellation, acceleration or modification thereunder. Except for the Required Consents and except as set forth on Schedule 3.3 attached hereto, no consent of any other Person, and no notice to, filing or registration with, or authorization, consent or approval of, any governmental, regulatory or self-regulatory agency is necessary or is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.4. Title to and Sufficiency of Purchased Assets.

Except as set forth on Schedule 3.4 attached hereto, Seller owns good, valid and marketable title to the Purchased Assets, free and clear of any and all Liens other than Permitted Liens. Except as set forth on Schedule 3.4 attached hereto, upon Buyer’s payment of the Purchase Price, Buyer will own good, valid and marketable title to the Purchased Assets, free and clear of any and all Liens other than Permitted Liens, and good and valid title to the Purchased Assets, free and clear of any and all Liens other than Permitted Liens, will pass to Buyer. The Purchased Assets and Assumed Contracts include all tangible and intangible assets, contracts and rights necessary or required for the operation by Buyer after the Effective Time of the Business in accordance with the past practice of Seller. Except as set forth on Schedule 3.4 attached hereto, the Purchased Assets and Assumed Contracts do not include any equity or debt securities of or interest in, or any right or obligation to acquire any equity or debt securities of or interest in, any corporation, partnership, limited liability company, business trust, joint venture or other business association.

Section 3.5. Litigation.

Except as set forth on Schedule 3.5 attached hereto, there is no litigation, arbitration proceeding, governmental investigation, citation, claim or action of any kind pending or, to the Knowledge of Seller, threatened (i) against Seller relating to the Business, the Purchased Assets or the Assumed Contracts which, in each case, would have a Material Adverse Effect or (ii) that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

Section 3.6. Condition of Fixed Assets.

The Fixed Assets are in good operating condition and repair, subject to ordinary wear and tear, and are substantially fit for use in accordance with the past practice of Seller. The Fixed Assets are adequate for the purposes for which such assets are currently used or are held for use and, to the Knowledge of Seller, there are no facts or conditions affecting the Fixed Assets which could interfere in any material respect with the use, occupancy or operation of the Fixed Assets as currently used, occupied or operated.

Section 3.7. Contracts.

Seller has provided to Buyer true and complete copies (or, in the case of purchase orders, a true and complete list of open purchase orders as of December 2, 2002 as well as copies of Seller’s purchase order forms) of all material Contracts having an annual aggregate value of at least USD $75,000 (including all amendments or modifications to all such Contracts). Except as set forth on Schedule 3.7 attached hereto, each Assumed Contract is in full force and effect and is enforceable in accordance with its terms. Except as set forth on Schedule 3.7 attached hereto, Seller has performed each material term, covenant and condition of each of the Assumed Contracts that is to be performed by it at or before the date hereof. Except as set forth on Schedule 3.7 attached hereto, to the Knowledge of Seller, no event has occurred or circumstances exist that, with the passage of time or compliance with any applicable notice requirements or both, would constitute a default of, result in a material violation or breach of, or give any right to accelerate, modify, cancel or terminate any Assumed Contract by Seller or, to the Knowledge of Seller, any other party under any Assumed Contract. Except as set forth on Schedule 3.7 attached hereto, to the Knowledge of Seller, no party to any Assumed Contract intends to cancel, terminate or exercise any option under any Assumed Contract. Seller has not made any prior assignment of any Assumed Contracts or any of its rights or obligations thereunder.

Section 3.8. Accounts.

Set forth on Schedule 3.8 attached hereto is a complete list of all Accounts as of October 31, 2002. All of the Accounts, including all Accounts Receivable and all amounts due from vendors, have arisen from bona fide transactions in the ordinary course of Business and are collectible in accordance with normal trade practice, net of any reserves for doubtful accounts reflected on the books of Seller. There are no offsets or credits which may be applied against the Accounts, other than as reflected on the books of Seller.

Section 3.9. Inventory.

The value of the Inventory reflected on the Interim Balance Sheet reflects the value of the Inventory that is usable and salable in the ordinary course of Business, net of obsolete items and items of below-standard quality. Except as set forth on Schedule 3.10 attached hereto, all items of Inventory not written off have been priced at the lower of cost or net realizable value on a first-in, first-out basis. The quantities of each item of Inventory are not excessive and are reasonable in the present circumstances of Seller.

Section 3.10. Financial Statements.

The Interim Financial Statements fairly present the financial position and results of operations of Seller as of and for the six-month period ended June 30, 2002 in conformity with GAAP (including the materiality provisions therein), except as set forth on Schedule 3.10 attached hereto.

Section 3.11. Absence of Undisclosed Liabilities.

Except as set forth on Schedule 3.11 attached hereto, Seller did not have at June 30, 2002, nor has Seller incurred since that date, any liability or obligation of any kind, character or description (whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed), other than liabilities or obligations that (i) were accrued or reserved against on the Interim Financial Statements as of and for the six-month period ended June 30, 2002, (ii) were liabilities incurred after June 30, 2002 in the ordinary course of Business consistent with past practice, (iii) have been discharged or paid in full or (iv) constitute Retained Liabilities.

Section 3.12. Real Property.

Seller does not own any real property used in the operation of the Business. Seller has delivered to Buyer true and correct copies of all certificates of occupancy and building permits for all Real Property. With respect to each such parcel of Real Property:

(a) there are no pending or, to the Knowledge of Seller, threatened condemnation or expropriation proceedings, lawsuits or administrative actions relating to the parcel or other legal matters affecting adversely the current use or occupancy thereof, except as set forth on Schedule 3.12 attached hereto;

(b) there are no leases, subleases, licenses, concessions or other agreements, written or oral, adversely affecting the right of use or occupancy thereof;

(c) all facilities located on the parcel are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate in accordance with all applicable Laws and are provided via public roads or via permanent, irrevocable, appurtenant easements or servitudes benefiting the parcel; and

(d) there are no material improvements necessary to use the Real Property to conduct the Business as it is currently being conducted by Seller.

Section 3.13. Intellectual Property.

(a) Except as set forth on Schedule 3.13(a) attached hereto, Seller is the sole owner of all right, title and interest in the owned Intellectual Property and has all necessary licenses, rights, permissions and authorizations to use the licensed Intellectual Property, except as would not have a Material Adverse Effect. To the Knowledge of Seller, each item of Intellectual Property has been used with the authorization of every other claimant thereto and the execution, delivery and performance of this Agreement will not impair such use by Buyer after the Closing.

(b) For a period of three years prior to the date hereof, to the Knowledge of Seller, Seller has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of any third party, nor has Seller received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that Seller must license or refrain from using any intellectual property rights of any third party). To the Knowledge of Seller, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights. Except as set forth on Schedule 3.13(b) attached hereto, there are no pending claims, including but not limited to litigation, arbitration, opposition proceedings, petitions to cancel, interferences, administrative proceedings, demand letters, cease and desist letters or other demands, challenges, or disputes of any nature challenging, impacting or involving the Intellectual Property or the rights of Seller therein.

(c) Schedule 3.13(c) attached hereto identifies each patent, trademark, copyright or other registration that has been issued with respect to any of the Intellectual Property, identifies each pending application or application for registration that has been made with respect to any of the Intellectual Property and identifies each license, agreement or other permission that has been granted to any third party with respect to any of the Intellectual Property (together with any exceptions thereto). Seller has delivered to Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements and permissions (as amended to date) and has made available to Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Schedule 3.13(c) also identifies each unregistered trademark used in connection with the Business. With respect to each item of Intellectual Property required to be identified therein: (i) to the Knowledge of Seller, the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; (ii) no action, suit, proceeding, hearing, charge, complaint, claim or demand is pending or, to the Knowledge of Seller, is threatened which challenges the legality, validity, enforceability, use or ownership of the item; and (iii) with the exception of an agreement with Buyer dated as of June 25, 2002, Seller has not licensed or permitted any third party to use any such item.

Section 3.14. Books and Records.

Except as set forth on Schedule 3.14 attached hereto, the Books and Records, all of which have been made available to Buyer, are complete and correct in all material respects and represent actual, bona fide transactions and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls.

Section 3.15. Affiliated Transactions.

Except as set forth on Schedule 3.15 attached hereto, Seller has not purchased, licensed or leased or otherwise acquired any property or assets or obtained any services from, or sold, licensed, leased or otherwise disposed of any property or assets or provided any services to, any employee (except with respect to remuneration for services as an employee), stockholder, officer or director, or any Affiliate. Except as set forth on Schedule 3.15 attached hereto, Seller does not owe any contractual obligation or commitment to any of the foregoing (other than (i) compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of Business and (ii) intercompany payables that will be settled prior to the Effective Time) and none of the foregoing owes any amount or has any contractual obligation to Seller.

Section 3.16. Insurance.

Schedule 3.16 attached hereto is a true and complete list of each insurance policy (including policies providing property, casualty, liability, workers’ compensation, medical professional and comprehensive general liability coverage and bond and surety arrangements) that is in force as of the date hereof and as to which Seller is a party, a named insured or otherwise the beneficiary of coverage in connection with the Business. Seller is currently a party to, or the named insured or beneficiary of coverage under, comprehensive general liability and medical professional insurance policies relating to the Business that are occurrence-based (rather than claims-made) policies and that will be in full force and effect through the Effective Time. With respect to each such insurance policy: (i) the policy is legal, valid, binding, enforceable and in full force and effect; (ii) none of Seller or, to the Knowledge of Seller, any other party to the policy is in breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and, to the Knowledge of Seller, no event has occurred that, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration under the policy; and (iii) to the Knowledge of Seller, no party to any policy has repudiated any provision thereof. Seller has been covered during the past two years by insurance substantially similar in scope to that listed on Schedule 3.16 attached hereto in connection with its operation of the Business. Set forth on Schedule 3.16 attached hereto are all claims made under any insurance policy during the past two years with respect to the Business.

Section 3.17. Tax Matters.

Seller has filed, or has had filed on its behalf, all required Tax Returns relating to the Business and the Purchased Assets. There are no unpaid Taxes the non-payment of which is or could become a Lien upon, or otherwise could materially adversely affect, any of the Purchased Assets or the use thereof or could cause Buyer to incur any material liability. To the Knowledge of Seller, (i) no taxing authority has asserted any claim for the assessment of any such Tax and (ii) no taxing authority in a jurisdiction in which Seller has not previously filed Tax Returns has asserted that, with respect to all or any portion of the Business, Seller is subject to taxation by that taxing authority’s jurisdiction. Except as set forth on Schedule 3.17 attached hereto, there is no current or pending audit or other administrative or judicial proceeding relating to any Tax Return filed with respect to the Business or any of the Purchased Assets. Seller is not a foreign person for purposes of Section 1445(b)(2) of the Code. None of the Purchased Assets is subject to a "safe harbor lease" under Section 168(f)(8) of the Internal Revenue Code as amended before the Tax Reform Act of 1984.

Section 3.18. Compliance with Law.

Except as set forth on Schedule 3.18 attached hereto, Seller is, and at all times since December 31, 2001 has been, in full compliance with all Laws that are or were applicable to it in connection with the operation of the Business or to the conduct or operation of the Business or the ownership or use of any of its assets, except as would not have a Material Adverse Effect. Except as set forth on Schedule 3.18 attached hereto, Seller has not received, at any time since December 31, 2001, any written or, to the Knowledge of Seller, oral notice or other written or, to the Knowledge of Seller, oral communication from any Governmental Authority regarding any actual, alleged, possible or potential violation of, or failure to comply with, any Law in connection with the operation of the Business or any actual, alleged, possible or potential obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action under any Law in connection with the operation of the Business.

The foregoing representations and warranties do not address or include Environmental Laws, as to which Seller’s sole representations or warranties are set forth in Section 3.20.

Section 3.19. Governmental Authorizations.

Except as set forth on Schedule 3.19 attached hereto, Seller holds all Governmental Authorizations required in connection with the lawful operation of the Business as currently conducted by Seller, except as would not have a Material Adverse Effect. Each such Governmental Authorization is valid and in full force and effect. Seller is, and at all times since December 31, 2001, has been, in full compliance with all of the terms and requirements of each such Governmental Authorization, except as would not have a Material Adverse Effect. Seller has not received, at any time since December 31, 2001, any written or, to the Knowledge of Seller, oral notice or other written or, to the Knowledge of Seller, oral communication from any Governmental Authority regarding any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any such Governmental Authorization or any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any such Governmental Authorization. All applications required to have been filed for the renewal of such Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Authorities.

The foregoing representations and warranties do not address or include Governmental Authorizations under Environmental Laws, as to which Seller’s sole representations or warranties are set forth in Section 3.20.

Section 3.20. Environmental Conditions.

(a) When used in this Section 3.20:

    "Environmental Laws" shall mean any and all applicable federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority relating to pollution or protection of the environment, including ambient air, surfacewater or groundwater, land surface or subsurface strata, and natural resources such as flora, fauna and wetlands, including, without limitation, those or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below), together with any amendment or reauthorization thereto or thereof, as in effect on or prior to the Closing Date; and
    "Hazardous Materials" shall mean any solid waste, hazardous material, hazardous waste, infectious medical waste, gasoline, diesel fuel, motor oil, waste or used oil, heating oil, kerosene and any other petroleum products or hazardous or toxic substance regulated as such under any Environmental Law.

(b) Except as set forth on Schedule 3.20 attached hereto, Seller has operated, and is currently operating, the Business in compliance with all Environmental Laws, except as would not have a Material Adverse Effect. Seller has not received any written notice from any Person (including, without limitation, any Governmental Authority) that Seller, the Business or the Real Property is alleged to be in violation of any Environmental Law, and, to the Knowledge of Seller, no such notice is pending or threatened.

(c) Except as set forth on Schedule 3.20 attached hereto, Seller has not, in connection with the operation of the Business, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials on, under, at or from any Real Property in a manner which constitutes a violation of any Environmental Law, except as would not have a Material Adverse Effect. To the Knowledge of Seller, no prior owner of any Real Property or any tenant, subtenant, prior tenant or prior subtenant thereof has used Hazardous Materials at any such Real Property in a manner which constitutes a violation of any Environmental Law, except as would not have a Material Adverse Effect.

(d) Except as set forth on Schedule 3.20 attached hereto, there has been no (i) off-site shipment of any Hazardous Materials by Seller in connection with the operation of the Business, or (ii) to the Knowledge of Seller, release on, under, at or from any Real Property in connection with the operation of the Business, which off-site shipment or release would give rise to liabilities under Environmental Laws. Seller has not received any written notices or written claims that it is a responsible party pursuant to 42 U.S.C. Section 9601 et seq. or any comparable state superfund law in connection with the operation of the Business.

(e) Seller has received all Governmental Authorizations required under Environmental Laws to conduct the Business as currently conducted by Seller and is in compliance with the terms and conditions of each such Governmental Authorization.

(f) To the Knowledge of Seller, no investigation concerning any of the matters addressed in subsections (b) through (e) of this Section 3.20 is pending or threatened against Seller, the Business or the Real Property.

Section 3.21. Labor Matters.

(a) Except as would not have a Material Adverse Effect, Seller is and has been in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such Laws respecting employment discrimination and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice, except as set forth on Schedule 3.21 attached hereto.

(b) Except as set forth on Schedule 3.21 attached hereto, there is no unfair labor practice charge or complaint against Seller pending or, to the Knowledge of Seller, threatened before a labor relations board or any other comparable authority.

(c) Seller is not a party to any collective bargaining agreements.

(d) Except as set forth on Schedule 3.21 attached hereto, there is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of Seller, proposed or threatened against Seller relating to employment, employment practices, terms and conditions of employment or wages and hours.

(e) There are no pending or, to the Knowledge of Seller, threatened strikes, lockouts or other work stoppages involving any persons employed by Seller.

(f) Except as set forth on Schedule 3.21 attached hereto, there are no representation petitions or other similar petitions or requests for representation pending or, to the Knowledge of Seller, proposed or threatened, before a labor relations board or other federal, state or local agency in connection with any persons employed by Seller.

Section 3.22. No Adverse Change.

Except as set forth on Schedule 3.22 attached hereto, since June 30, 2002, the Business has been operated in the ordinary course and substantially in the same manner as previously conducted, and there has not been: (i) any material adverse change in the Business, taken as a whole, or in the financial condition or results of operations of Seller; (ii) the loss or, to the Knowledge of Seller, threatened or contemplated loss of business of one or more customers of the Business which would have a Material Adverse Effect; (iii) any material loss, damage, condemnation or destruction to any of the properties of the Business (whether covered by insurance or not); (iv) any borrowings by Seller other than trade payables arising in the ordinary course of Business; (v) any mortgage, pledge, Lien or encumbrance made on any of the Purchased Assets other than Permitted Liens; or (vi) any sale, transfer or other disposition of the Purchased Assets, other than in the ordinary course of Business.

Section 3.23. Employee Benefit Plans.

(a) Seller has provided Buyer a true and complete list of the Employee Benefit Plans currently maintained by Seller or an ERISA Affiliate covering employees (or former employees) of Seller.

(b) The Elan 401(k) Savings Plan (the "Elan 401(k) Plan") and the Biochem Laboratories, Inc. 401(k) Profit Sharing Plan (the "Biochem 401(k) Plan") are intended to satisfy the requirements of Sections 401(a) and related sections of the Code. The Elan 401(k) Plan and, to the Knowledge of Seller, the Biochem 401(k) Plan, have been administered in all material respects in accordance with their terms and applicable provisions of the Code and ERISA. No Employee Benefit Plan is a "multiemployer plan" as defined in Section 3(37) of ERISA and the Seller has not in the past five years maintained or had an obligation to contribute to a "multiemployer plan." Neither Seller nor any ERISA Affiliate is delinquent in a material respect in making any contribution required to be made to the Elan 401(k) Plan and the Biochem 401(k) Plan. With respect to the Elan 401(k) Plan and the Biochem 401(k) Plan, (i) the IRS has issued favorable opinion letters to the prototype or volume submitter sponsors of such plans, (ii) such plans have been amended on a timely basis to comply with applicable requirements of the Code, and (iii) neither Seller nor any ERISA Affiliate is aware of any facts or circumstances that could reasonably be expected to adversely affect such plans’ qualification under Section 401(a) and related sections of the Code.

Section 3.24. Warranties and Service Payment Obligations.

Seller has provided Buyer a complete and accurate list of all agreements pursuant to which Seller is obligated to provide service or support services with respect to the Purchased Assets. No other warranty, express or implied, has been made or extended by Seller with respect to the Purchased Assets, or the products or services provided by Seller in relation thereto. Except as set forth on Schedule 3.24 attached hereto, Seller has not granted to any Person the right to repair, maintain, service or support any of the Purchased Assets. Except as set forth on Schedule 3.24 attached hereto, no agreement for the sale, license, service, support or maintenance of the Purchased Assets obligates Seller to provide any change in functionality or other alterations in the performance of the Purchased Assets or to provide new products or technology. Except as set forth on Schedule 3.24 attached hereto, there are no pending claims based on any product warranty of which Seller has received written notice which would have a Material Adverse Effect.

Section 3.25. Fees and Expenses of Brokers and Others.

Seller is not committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated hereby or has retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except for legal counsel.

Section 3.26. Customers and Suppliers.

As to the customers and suppliers set forth on Schedule 3.26 attached hereto, except as set forth on Schedule 3.26 attached hereto: (a) Seller is not engaged in any disputes with such customers and suppliers, except for minor returns, bill adjustments and similar disputes in the ordinary course of the Business not exceeding $100,000 with respect to any single return, bill adjustment or similar dispute; and (b) there has not been any material adverse change, and, to the Knowledge of Seller, there are no facts which, in Seller’s judgment, indicate that any material adverse change will occur, in the business relationship of Seller with any such customer or supplier. As to the customers and suppliers set forth on Schedule 3.26 attached hereto, except as set forth on Schedule 3.26 attached hereto, Seller has not received any notice nor does Seller have any Knowledge (it being understood that due inquiry does not require inquiry of any such customers or suppliers) that: (i) any such customer (A) has a present intent to terminate, fail to renew or seek any material adverse modification of its existing business arrangements with Seller, (B) has ceased, or will cease, to purchase the products of the Business, (B) has substantially reduced, or will substantially reduce, its purchase of products of the Business, (C) has sought, or is seeking, to reduce the price it will pay for products of the Business, including in each case after the consummation of the transactions contemplated hereby, or (D) has a present intent to return products to Seller, the value of which would be material to the Business; or (ii) any such supplier (A) has sought, or is seeking, to substantially increase the price it charges Seller for supplies or other goods and services or (B) will not sell supplies or other goods and services to Buyer at any time after the Closing Date on terms and conditions similar to those used in current sales to the Business, subject to general and customary price increases.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Parent and Seller that:

Section 4.1. Organization of Buyer.

Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Buyer has full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held.

Section 4.2. Authorization; Enforceability.

This Agreement is, and the other documents and instruments required hereby to which Buyer is a party will be, when executed and delivered by Buyer, the valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law). Buyer has the right, power, authority and capacity to execute and deliver this Agreement and the other documents and instruments required hereby and to perform its obligations under this Agreement and the other documents and instruments required hereby.

Section 4.3. No Violation or Conflict.

The execution, delivery and performance by Buyer of this Agreement and all of the other documents and instruments contemplated hereby to which Buyer is a party do not and will not conflict with or violate (a) any Law, judgment, order or decree binding on Buyer, (b) the charter or bylaws of Buyer or (c) any Contract or other contract or agreement to which Buyer is a party or by which Buyer is bound. No consent of any other Person, and no notice to, filing or registration with, or authorization, consent or approval of, any governmental, regulatory or self-regulatory agency is necessary or is required to be made or obtained by Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.4. Fees and Expenses of Brokers and Others.

Buyer is not committed to any liability for any brokers’ or finders’ fees or any similar fees in connection with the transactions contemplated hereby and has not retained any broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Agreement, except for legal counsel.

Section 4.5. Litigation.

There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of Buyer, proposed or threatened that involves Buyer and that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

Section 4.6. Financing.

Buyer will have at the Closing sufficient financial resources to pay the Purchase Price and otherwise consummate the transactions contemplated by this Agreement.

ARTICLE V

CERTAIN COVENANTS AND OTHER MATTERS PENDING THE CLOSING

Section 5.1. Conduct of Seller Prior to Closing.

From the date hereof through the Closing Date, Seller shall conduct the Business in the ordinary course and in accordance with past practice and shall not take any action inconsistent therewith, except as otherwise permitted by this Agreement or consented to by Buyer in writing. Without limiting the generality of the foregoing, Seller shall: (i) keep full and complete Books and Records (it being understood that Parent or Seller may begin the process of relocating Books and Records other than Purchased Books and Records); (ii) maintain in full force and effect the insurance policies heretofore maintained on the Purchased Assets (or policies providing substantially the same coverage); (iii) take such commercially reasonable action as may be necessary to preserve the Purchased Assets in good condition, normal wear and tear excepted; (iv) promptly advise Buyer in writing of any loss or threatened loss of a material vendor or customer of the Business or any other material adverse change in the Business or the Purchased Assets that has occurred; (v) use its commercially reasonable efforts to preserve the Business intact, and to preserve for Buyer the existing goodwill of vendors, customers and others having business relations with Seller in the conduct of the Business; and (vi) comply in all material respects with all Laws applicable to Seller in the conduct of the Business.

Section 5.2. Negative Covenants.

From the date hereof through the Closing Date, Seller will not, with respect to the Business, except as otherwise permitted by this Agreement or consented to by Buyer in writing: (i) incur any trade accounts payable or make any commitment to purchase quantities of any item of Inventory or Fixed Assets in excess of the respective levels normal (giving effect to seasonal needs) in the ordinary course of Business; (ii) incur, create, assume or otherwise become liable for borrowed money except for trade payables arising in the ordinary course of Business and intercompany payables that will be settled prior to the Effective Time; (iii) pledge or hypothecate any of the Purchased Assets to secure any indebtedness; (iv) assign, amend or otherwise modify any of the Assumed Contracts, except as set forth on Schedule 5.2 attached hereto; (v) enter into any Contract or transaction outside the ordinary course of Business that requires the payment, or involves the receipt, of more than USD $75,000; (vi) merge or consolidate with, purchase substantially all of the assets of, or otherwise acquire any business or any proprietorship, firm, association, corporation or other business organization or division thereof; (vii) except as set forth on Schedule 5.2 attached hereto hire any new employee or increase or decrease the level of compensation of, or pay any bonus or any other unusual compensation to, any employee or officer, except as required by existing employment agreements; (viii) enter into any collective bargaining agreement, amend any Employee Benefit Plan or create or modify any pension or profit sharing plan, bonus, deferred compensation, death benefit, health or retirement plan, or increase the level of benefits under any such plan, or increase or decrease any severance or termination pay benefit or any other fringe benefit, in each case except as required by existing employment agreements or in connection with Elan-wide actions; (ix) pay any dividend, stock repurchase or other distribution to any stockholder of Seller or redeem, purchase or otherwise assign, or agree to redeem, purchase or otherwise assign, any shares of capital stock of Seller; (x) sell or dispose of any of the Purchased Assets other than Inventory in the ordinary course of Business; (xi) create any subsidiaries; (xii) forgive any indebtedness or other obligations (other than intercompany receivables) except in the ordinary course of Business consistent with past practice; (xiii) make any capital expenditures or leasehold improvements outside of the ordinary course of Business, except as set forth on Schedule 5.2 attached hereto; (xiv) amend the charter or bylaws of Seller; (xv) issue any shares of its capital stock of any class or grant any warrants, options or rights to subscribe for any shares of its capital stock of any class or securities convertible into or exchangeable for, or which otherwise confer on the holder any right to acquire, any shares of its capital stock of any class; (xvi) split, combine or reclassify any shares of capital stock of Seller; or (xvii) agree to do any of the foregoing.

Section 5.3. Access.

From the date hereof through the Closing Date, Buyer and Buyer’s authorized agents, officers and representatives shall have reasonable access to the Books and Records (other than personnel records), the directors and senior management personnel (or individuals performing similar functions) of Seller, the facilities used in the operation of the Business, contractors and vendors used in the operating of the Business, and any books, records and other materials (other than personnel records) that have relevance to the Purchased Assets, the Assumed Contracts or the operation of the Business; provided, however, that such examinations and investigations shall be conducted during Seller’s normal business hours and shall not unreasonably interfere with Seller’s operations and activities. For the avoidance of doubt, Buyer and Buyer’s authorized agents, officers and representatives shall not have access to any employees of Seller (other than senior management personnel or individuals performing similar functions) except as expressly provided in Section 8.5(c).

Section 5.4. Cooperation; Commercially Reasonable Efforts.

Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable Law, to consummate the transactions contemplated by this Agreement.

In addition, during the period between the date hereof and the Closing, Buyer and Seller agree to use their respective commercially reasonable efforts to find a mutually satisfactory means (acceptable to each of Buyer and Seller in its sole discretion) by which to convey to Buyer the benefit of the confidentiality provisions contained in the Consulting Agreements, each dated January 1, 2000, between Elan Holdings, Inc. and John Turpen and Larry A. Carbonari, respectively.

Section 5.5. No Negotiation.

Until such time as this Agreement shall be terminated pursuant to Article X, none of Parent, Seller nor any of their Affiliates or directors, stockholders or executive officers shall directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any information to, any Person (other than Buyer) relating to any business combination transaction involving Seller or the Business, including the sale of the Business or any of the Purchased Assets. In consideration for the substantial expenditures of time, effort and expense to be undertaken by Buyer in connection with the preparation and execution of this Agreement, Parent, Seller and Buyer agree that money damages may not be a sufficient remedy for any breach of this Section 5.5 and that, in addition to all other remedies, Buyer shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any breach of this Section 5.5.

Section 5.6. Public Disclosure.

No party hereto shall, or shall permit any of its Affiliates to, make to any Person (other than its legal or other advisors on a need-to-know basis) or to the general public (by press release, public filing or otherwise), without the consent of each other party hereto, which consent shall not be unreasonably withheld, any disclosure about the negotiation, terms or conditions of this Agreement, unless such disclosure is required to comply with applicable Law or obligations pursuant to this Agreement or any listing agreement with any national securities exchange or inter-dealer quotations system, in which case the disclosing party shall advise each other party as soon as possible in advance of making such disclosure so that each other party may comment on such proposed disclosure (and the disclosing party shall give all such comments reasonable consideration) and/or may seek any appropriate protective order or other remedy. Subject to the foregoing, the disclosing party shall disclose only such information that it is so required to disclose. In connection with any such disclosure, the disclosing party shall use commercially reasonable efforts to obtain reliable assurance that any available confidential treatment will be accorded any such information.

Section 5.7. Disclosure Schedules; Supplements.

(a) The inclusion of any information in any Schedule referred to in Article III shall not be deemed to be an admission or acknowledgment that such information is material to the Business or the transactions contemplated by this Agreement, or represents matters that are outside the ordinary course of Business, or are otherwise required to be included in any such Schedule.

(b) Buyer hereby agrees that from time to time after the date of this Agreement and prior to the Closing, Seller may supplement or amend the Schedules referred to in Article III, or otherwise inform Buyer, with respect to any matter for the purpose of correcting or clarifying any information in any such Schedule or in any representation or warranty of Seller or Parent. For purposes of determining the accuracy of the representations and warranties of Seller contained in Article III in order to determine the fulfillment of the conditions set forth in Section 6.3, such Schedules shall be deemed only to include the information set forth therein on the date of this Agreement, and such representations and warranties shall be deemed only to be modified by the information set forth in such Schedules on the date of this Agreement. For all other purposes, such Schedules shall be deemed to include the information set forth therein on the date of this Agreement as well as any information contained in any supplement or amendment thereto after the date of this Agreement, and such representations and warranties shall be deemed to be modified by the information set forth in such Schedules on the date of this Agreement as well as any information contained in any supplement or amendment thereto, or otherwise made known to Buyer, after the date of this Agreement. For the avoidance of doubt, Buyer agrees that, if the Closing occurs, (i) Buyer shall have no rights to assert any claim for breach of any representation or warranty of Seller or Parent that Buyer knew prior to the Closing was untrue or incorrect as a result of any such update to the Schedules and (ii) any such representation or warranty shall be deemed to be amended by the information set forth on such amended Schedules.

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

Each and every obligation of Buyer to be performed on the Closing Date shall be subject to the satisfaction, or waiver by Buyer, prior to or at the Closing of the following express conditions precedent:

Section 6.1. Compliance with Agreement.

Each of Parent and Seller shall have performed and complied with in all material respects all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

Section 6.2. No Litigation; Governmental Authorizations.

No investigation, suit, action or other proceeding shall be threatened or pending before any court or Governmental Authority that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There shall have been obtained from all appropriate Governmental Authorities all Governmental Authorizations, in form and substance reasonably satisfactory to Buyer and Buyer’s legal counsel, necessary in order to permit the transactions contemplated herein to be completed on the Closing Date without adversely affecting or resulting in the termination or adverse modification of this Agreement or any Assumed Contract.

Section 6.3. Representations and Warranties.

Each of the representations and warranties of Parent and Seller contained in this Agreement that is qualified by materiality or Material Adverse Effect shall be true and correct on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date).

Section 6.4. Material Adverse Effect.

Between the date of this Agreement and the Closing Date, there shall not have occurred any Material Adverse Effect; provided, however, that for purposes of this Section 6.4, any event, change or effect resulting from (i) changes in general economic, regulatory or political conditions or (ii) changes that affect the industry of the Business in general and are not specifically relating to the Business shall not be deemed to constitute a Material Adverse Effect.

Section 6.5. Governmental Authorizations.

All Governmental Authorizations required to be obtained prior to the Closing for the conduct of the Business by Buyer after the Effective Time shall have been obtained by, or transferred to, Buyer.

Section 6.6. Required Consents.

Buyer shall have obtained those Required Consents specifically listed on Schedule 6.6 attached hereto in form and substance reasonably satisfactory to Buyer and Buyer’s legal counsel.

Section 6.7. KPMG Letter/Audited Financial Statements.

Either (i) Buyer shall have received a letter from KPMG LLP stating that it will be able to complete an audit of the financial statements contemplated by Section 8.8(a) that are required to be audited before the date that is 60 days after the Closing Date or (ii) the audit of the financial statements contemplated by Section 8.8(a) that are required to be audited shall have been completed.

Section 6.8. Deliveries at Closing.

Parent and Seller shall have delivered to Buyer the following documents, each properly executed and dated as of the Closing Date and in form and substance reasonably acceptable to Buyer: (i) a certificate of the corporate secretary of each of Parent and Seller certifying as to the charter and the bylaws of Parent and Seller and board resolutions approving the transactions contemplated by this Agreement; (ii) a release of all Liens securing any Purchased Assets other than the Permitted Liens; (iii) Seller’s Closing Certificate; (iv) Parent’s Closing Certificate; (v) the Assignment and Assumption Agreement; (vi) the Bill of Sale; (vii) an opinion of Seller’s counsel substantially in the form of Exhibit F attached hereto; and (viii) such other documents and certificates as Buyer shall reasonably request.

Section 6.9. GE Agreement.

Either (i) Buyer shall have notified Seller in writing that it will assume the GE Agreement or (ii) GE shall have agreed with Seller in writing to terminate the GE Agreement as of the Closing Date and to forever release Seller from all of its obligations thereunder.

ARTICLE VII

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARENT AND SELLER

Each and every obligation of Parent and Seller to be performed on the Closing Date shall be subject to the satisfaction, or waiver by Parent and Seller, prior to or at the Closing of the following express conditions precedent:

Section 7.1. Compliance with Agreement.

Buyer shall have performed and complied with in all material respects all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

Section 7.2. No Litigation; Governmental Authorizations.

No investigation, suit, action or other proceeding shall be threatened or pending before any court or Governmental Authority that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There shall have been obtained from all appropriate Governmental Authorities all Governmental Authorizations, in form and substance reasonably satisfactory to Seller and Seller’s legal counsel, necessary in order to permit the transactions contemplated herein to be completed on the Closing Date without materially adversely affecting or resulting in the termination or materially adverse modification of this Agreement or any Assumed Contract.

Section 7.3. Representations and Warranties.

Each of the representations and warranties of Buyer contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date).

Section 7.4. Payment of Purchase Price.

Buyer shall have paid to Seller at Closing, in cash by wire transfer of immediately available funds to the account designated by Seller in writing, the entire Purchase Price.

Section 7.5. Deliveries at Closing.

Buyer shall have delivered to Parent and Seller the following documents, each properly executed and dated as of the Closing Date, and in form and substance reasonably acceptable to Parent and Seller: (i) a certificate of the corporate secretary of Buyer certifying as to the articles of incorporation and the bylaws of Buyer and board resolutions approving the transactions contemplated by this Agreement; (ii) Buyer’s Closing Certificate; (iii) the Assignment and Assumption Agreement; (iv) an opinion of Buyer’s counsel substantially in the form of Exhibit G attached hereto; and (v) such other documents and certificates as Parent and Seller shall reasonably request.

Section 7.6. GE Agreement

Either (i) Buyer shall have notified Seller in writing that it will assume the GE Agreement or (ii) GE shall have agreed with Seller in writing to terminate the GE Agreement as of the Closing Date and to forever release Seller from all of its obligations thereunder.

ARTICLE VIII

INDEMNITIES AND ADDITIONAL COVENANTS

Section 8.1. Parent’s and Seller’s Indemnity.

(a) Parent and Seller hereby jointly and severally agree to indemnify and hold Buyer and its officers, directors and Affiliates (collectively, "Buyer Indemnified Parties") harmless from and against any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind, including, without limitation, reasonable attorneys’ fees and other reasonable legal costs and expenses (hereinafter referred to collectively as "Losses"), that Buyer Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any breach or inaccuracy of (A) any of the representations or warranties made by Seller in Sections 3.1, 3.2 and 3.4 and (B) any of the other representations and warranties made by Parent or Seller in this Agreement or any other agreement or instrument delivered by Parent or Seller pursuant hereto; (ii) any failure of Parent or Seller to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the agreements and instruments delivered by Parent or Seller pursuant to this Agreement; (iii) the Retained Liabilities; and (v) the use by Parent, Seller or any of their respective Affiliates of any of the financial statements contemplated by Section 8.8(c) (except to the extent any such Losses result from fraud on the part of the Buyer Indemnified Parties or any breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement or any other agreement or instrument delivered by Buyer pursuant hereto); provided, however, that Buyer Indemnified Parties shall have the right to be indemnified and held harmless under Section 8.1(a)(i) in respect of the representations and warranties made by Parent or Seller only if such right is asserted (whether or not such Losses have actually been incurred) on or before the respective dates set forth below:

For Representations and Warranties Set Forth in the Following Sections	All Claims Must Be Asserted by:
Sections 3.1, 3.2 and 3.4	No time limitation.
Sections 3.17 and 3.23	60 days after the expiration of the statute of limitations (including any extensions thereof) applicable to the Tax matter giving rise to a claim thereunder.
Section 3.20	Four years after the Closing Date.
Other representations and warranties	Eighteen months after the Closing Date.

Notwithstanding anything to the contrary contained in this Agreement, neither Parent nor Seller shall have any liability under this Section 8.1 or any other provision of this Agreement for (i) any Losses to the extent that such Losses arise out of or result from actions or omissions of Buyer Indemnified Parties after the Closing and (ii) any special, punitive or exemplary damages (except to the extent that a Buyer Indemnified Party is required to pay such damages to a third party). Buyer shall take all commercially reasonable steps to mitigate any indemnifiable Losses upon and after becoming aware of any circumstance or event which could reasonably be expected to give rise to any indemnifiable Losses.

(b) In the event a third-party claim against Buyer Indemnified Parties arises that is covered by the indemnity provisions of Section 8.1(a), notice shall be given promptly by Buyer Indemnified Parties to Parent and Seller. Provided that Parent and Seller admit in writing to Buyer Indemnified Parties that such claim is covered by the indemnity provisions of Section 8.1(a), Parent and Seller shall have the right to contest and defend by all appropriate legal proceedings such claim and to control all settlements (unless Buyer Indemnified Parties agree to assume the cost of settlement and to forgo such indemnity) and to select counsel to defend any and all such claims at the sole cost and expense of Parent and Seller; provided, however, that neither Parent nor Seller may effect any settlement that could result in any cost, expense or liability to Buyer Indemnified Parties unless Buyer Indemnified Parties consent in writing to such settlement and Parent and Seller agree to indemnify Buyer Indemnified Parties therefor. Buyer Indemnified Parties may select counsel to participate in any defense, in which event Buyer Indemnified Parties’ counsel shall be at their own cost and expense. In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each other with access to relevant books and records in their possession.

(c) Parent and Seller shall not be required to indemnify Buyer Indemnified Parties under Section 8.1(a)(i) or (ii) unless and until the aggregate amount of indemnifiable Losses suffered or incurred by Buyer Indemnified Parties thereunder exceeds USD $300,000 (exclusive of any additional amounts pursuant to the last sentence of Section 8.1(d)), in which event Parent and Seller shall be required to indemnify Buyer Indemnified Parties for the full amount of their indemnifiable Losses (i.e., including the first USD $300,000); provided, however, that in no event shall Parent or Seller be liable to Buyer Indemnified Parties thereunder in respect of aggregate Losses (including any additional amounts pursuant to the last sentence of Section 8.1(d)) in an amount in excess of the Purchase Price (as adjusted pursuant to Section 2.3); provided, further, however, that in no event shall Parent or Seller be liable to Buyer Indemnified Parties under Sections 8.1(a)(i)(B) and (ii) in respect of aggregate Losses (including any additional amounts pursuant to the last sentence of Section 8.1(d)) of more than USD $5,000,000.

(d) The amount of any Losses for which indemnification is provided under this Section 8.1 shall be net of (i) any amounts actually recovered by Buyer Indemnified Parties under insurance policies with respect to such Losses (and Buyer Indemnified Parties will be required to submit claims under such insurance policies with respect to such Losses to the extent such Losses may reasonably be covered by such policies) and (ii) any Tax benefit actually realized as a result of such Losses. In addition, the amount of such Losses shall be increased by the amount of any Tax incurred by the Buyer Indemnified Parties as a result of the accrual or receipt of the indemnification payment(s) (including any amount payable pursuant to this sentence.)

(e) The indemnification rights provided under this Section 8.1 shall be the sole and exclusive remedy of the Buyer Indemnified Parties for breach of any representation, warranty, covenant or agreement of Seller or Parent set forth in this Agreement. In the event that Buyer exercises its right to void the assignment of any Assumed Contract pursuant to Section 2.4(b), Buyer shall not be entitled to seek indemnification under this Section 8.1 in respect of any matter related to such Assumed Contract.

Section 8.2. Buyer’s Indemnity.

(a) Buyer hereby indemnifies and holds Parent, Seller and their respective officers, directors and Affiliates (collectively, "Seller Indemnified Parties") harmless from and against any and all Losses that Seller Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any breach or inaccuracy of (A) any of the representations or warranties made by Buyer in Sections 4.1, 4.2 and 4.6 and (B) any of the other representations and warranties made by Buyer in this Agreement or any other agreement or instrument delivered by Buyer pursuant hereto; (ii) any failure by Buyer to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the agreements and instruments delivered by Buyer pursuant to this Agreement; (iii) the Transferred Assets, the Assumed Liabilities or the operation of the Business after the Closing; (iv) Buyer’s use of Seller’s existing signs and pre-printed materials, including those that display or include the names "Elan", "Elan Diagnostics" or any variations thereof, as permitted by Section 8.9(b); and (v) the use by Buyer of any of the financial statements contemplated by Section 8.8(a) or 8.8(b) (except to the extent any such Losses result from fraud on the part of the Seller Indemnified Parties or any breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Parent or Seller in this Agreement or any other agreement or instrument delivered by Parent or Seller pursuant hereto); provided, however, that Seller Indemnified Parties shall have no right to be indemnified and held harmless under Section 8.2(a)(i) unless such right is asserted (whether or not such Losses have actually been incurred) on or before 18 months after the Closing Date except with respect to Sections 4.1, 4.2 and 4.6 and for which there is no time limitation for asserting such right. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have no liability under this Section 8.2 or any other provision of this Agreement for (i) any Losses to the extent that such Losses arise out of or result from actions or omissions of Seller Indemnified Parties after the Closing and (ii) any special, punitive or exemplary damages (except to the extent that a Seller Indemnified Party is required to pay such damages to a third party). Parent and Seller shall take all commercially reasonable steps to mitigate any indemnifiable Losses upon and after becoming aware of any circumstance or event which could reasonably be expected to give rise to any indemnifiable Losses.

(b) In the event a third-party claim against Seller Indemnified Parties arises that is covered by the indemnity provisions of Section 8.2(a), notice shall be given promptly by Seller Indemnified Parties to Buyer. Provided that Buyer admits in writing to Seller Indemnified Parties that such claim is covered by the indemnity provisions of Section 8.2(a), Buyer shall have the right to contest and defend by all appropriate legal proceedings such claim and to control all settlements (unless Seller Indemnified Parties agree to assume the cost of settlement and to forgo such indemnity) and to select counsel to defend any and all such claims at the sole cost and expense of Buyer; provided, however, that Buyer may not effect any settlement that could result in any cost, expense or liability to Seller Indemnified Parties unless Seller Indemnified Parties consent in writing to such settlement and Buyer agrees to indemnify Seller Indemnified Parties therefor. Seller Indemnified Parties may select counsel to participate in any defense, in which event such counsel shall be at the sole cost and expense of Seller Indemnified Parties. In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each other with access to relevant books and records in their possession.

(c) Buyer shall not be required to indemnify Seller Indemnified Parties under Section 8.2(a)(i) or (ii) unless and until the aggregate amount of indemnifiable Losses suffered or incurred by Seller Indemnified Parties thereunder exceeds USD $300,000 (exclusive of any additional amounts pursuant to the last sentence of Section 8.2(d)), in which event Buyer shall be required to indemnify Seller Indemnified Parties for the full amount of their indemnifiable Losses (i.e., including the first USD $300,000); provided, however, that in no event shall Buyer be liable to Seller Indemnified Parties thereunder in respect of aggregate Losses (including any additional amounts pursuant to the last sentence of Section 8.2(d)) in an amount in excess of the Purchase Price (as adjusted pursuant to Section 2.3); provided, further, however, that in no event shall Buyer be liable to Seller Indemnified Parties under Sections 8.2(a)(i)(B) and (ii) in respect of aggregate Losses (including any additional amounts pursuant to the last sentence of Section 8.2(d)) of more than USD $5,000,000.

(d) The amount of any Losses for which indemnification is provided under this Section 8.2 shall be net of (i) any amounts actually recovered by Seller Indemnified Parties under insurance policies with respect to such Losses (and Seller Indemnified Parties will be required to submit a claim under such insurance policies with respect to such Losses to the extent such Losses may reasonably be covered by such policies) and (ii) any Tax benefit actually realized as a result of such Losses. In addition, the amount of such Losses shall be increased by the amount of any Tax incurred by the Buyer Indemnified Parties as a result of the accrual or receipt of the indemnification payment(s) (including any amount payable pursuant to this sentence.)

(e) The indemnification rights provided under this Section 8.2 shall be the sole and exclusive remedy of the Seller Indemnified Parties for breach of any representation, warranty, covenant or agreement of Buyer set forth in this Agreement.

Section 8.3. [Intentionally Omitted]

Section 8.4. Additional Instruments.

At any time and from time to time after the Closing, at any party’s request and without further consideration, Parent, Seller or Buyer, as the case may be, shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Seller or Buyer may reasonably deem necessary or desirable in order to more effectively consummate the transactions contemplated herein.

Section 8.5. Employment Matters.

(a) Effective as of the Closing Date, all employees of Seller ("Seller Employees") shall cease employment with Seller.

(b) As of the Closing Date, Buyer shall offer to employ each Seller Employee listed on Schedule 8.5(b) attached hereto. Schedule 8.5(b) shall be amended to add any new Seller Employee hired after the date of this Agreement in accordance with Section 5.2(vii). Seller shall promptly notify Buyer if the employment with Seller of any Seller Employee terminates after the date of this Agreement and before the Closing Date.

(c) Between the date of this Agreement and the Closing Date, Buyer will be permitted to interview the 23 Seller Employees listed on Schedule 8.5(c) attached hereto. Each such interview shall be conducted in accordance with the guidelines and procedures listed on Schedule 8.5(c) attached hereto. As of the Closing Date, Buyer shall offer employment to at least 12 of the Seller Employee listed on Schedule 8.5(c) attached hereto based upon such interviews. Buyer shall not be obligated, in respect of any Seller Employee listed on Schedule 8.5(c) not offered employment as of the Closing Date by Buyer, for any and all liabilities that Seller, Parent or any of their respective Affiliates may be required to pay or otherwise incur under the Elan U.S. Severance Plan in respect of such Seller Employee. Buyer agrees to indemnify and hold harmless Seller, Parent and their respective Affiliates from and against any and all Losses to which Seller, Parent or their respective Affiliates may become subject or which Seller, Parent or their respective Affiliates may suffer or incur to the extent that such Losses arise out of, result from or relate to Buyer’s failure or alleged failure to follow the guidelines and procedures listed on Schedule 8.5(c) attached hereto while conducting interviews of Seller Employees.

(d) Each offer of employment made pursuant to Section 8.5(b) or 8.5(c) shall be for a position with responsibilities substantially similar in scope to those associated with such Seller Employee’s position with Seller immediately prior to the Closing Date, at the same location where such Seller Employee was located with Seller immediately prior to the Closing and at a total target compensation (as such term is used in the Elan U.S. Severance Plan) not less than the total target compensation applicable to such Seller Employee immediately prior to the Closing Date. Before Buyer makes the offers of employment contemplated by Sections 8.5(b) and 8.5(c), the Plan Administrator under the Elan U.S. Severance Plan shall review each such offer of employment and submit to Buyer a determination as to whether such offer is for a Comparable Position for purposes of the Elan U.S. Severance Plan. Such Seller Employees shall be offered benefits, holidays, vacation days and the like under Buyer’s employee benefit plans listed on Schedule 8.5(d) attached hereto substantially equivalent or superior to those in effect for such Seller Employee as of the date of this Agreement. Each such Seller Employee who accepts employment with Buyer is herein referred to as a "Transferred Employee".

(e) Seller shall continue to be responsible in accordance with its applicable long-term disability plans for all long-term disability income benefits, and other applicable benefits, payable to inactive and former employees of Seller who, as of the Closing Date, are on a long-term disability leave. Seller Employees listed on Schedule 8.5(b) or Schedule 8.5(c) who are not actively employed on the Closing Date due to a short-term disability or other illness or injury and who thereafter are able to return to active employment within a six-month period after the Closing Date shall be offered employment pursuant to Section 8.5(d) above.

(f) Effective as of the Closing Date, all Seller Employees shall cease active participation in all Employee Benefit Plans of Seller.

(g) Effective as of the Closing Date, Transferred Employees who are participants in the Elan 401(k) Plan shall cease to be eligible for any future contributions to the Elan 401(k) Plan (other than accrued but unpaid employer contributions, if any, as of the Closing Date). Transferred Employees who receive an eligible rollover distribution (within the meaning of Section 402(f)(2) of the Code, including a direct rollover distribution with the meaning of Section 401(a)(31) of the Code) from the Elan 401(k) Plan or the Biochem 401(k) Plan shall, subject to the provisions of Section 402 of the Code, be permitted to make a rollover contribution to a defined contribution plan of Buyer ("Buyer’s 401(k) Plan"). To the extent that a direct rollover distribution, within the meaning of Section 401(a)(31) of the Code, is made, such rollover contribution may not include promissory notes for loans made to Transferred Employees under the terms of the Elan 401(k) Plan or the Biochem 401(k) Plan, as the case may be.

(h) For purposes of eligibility and vesting (but not benefit accruals), Buyer shall, with respect to each benefit plan, policy, program or arrangement maintained by Buyer after the Closing Date, credit each Transferred Employee with all service credited to the employee under Seller’s corresponding plan, policy, program or arrangement applicable to such employee as of the Closing Date; provided, however, that there will be no duplication by Buyer of any benefits provided by Seller or Buyer.

(i) Seller and the applicable Seller Welfare Plans shall be responsible for satisfying the requirements of Section 4980B of the Code and Section 601 et seq. of ERISA ("COBRA") for all "qualifying events" occurring prior to, on, or after the Closing Date for Seller Employees other than Transferred Employees and their qualified beneficiaries. Buyer and applicable Buyer’s Welfare Plans shall be responsible for satisfying such COBRA obligations with respect to Transferred Employees and their qualified beneficiaries, whether a qualifying event has occurred prior to, on, or after the Closing Date. Transferred Employees shall be eligible to enroll in a health plan determined by Buyer as of the Closing Date without (i) any waiting periods, (ii) any evidence of insurability, (iii) application of any pre-existing physical or mental condition restrictions, or (iv) losing their respective deductible balances, except to the extent that such waiting periods, evidence of insurability, pre-existing mental or physical condition restrictions would apply under Seller’s Welfare Plans and be permitted by law. Seller shall retain responsibility for all payment of benefits under its medical benefit plan to Transferred Employees and their dependents for claims incurred prior to the Closing Date (or, in the case of a Transferred Employee described in the second sentence of Section 8.5(e), the first date that the Transferred Employee is actively at work for Buyer on or after the Closing Date). Buyer shall be responsible for claims for medical benefits incurred by Transferred Employees and their dependents on or after the Closing Date (or, in the case of a Transferred Employee described in the second sentence of Section 8.5(e), the first date that the Transferred Employee is actively at work for Buyer) under Buyer’s medical benefit plan applicable to the Transferred Employees. For purposes of the preceding sentences, a claim shall be deemed to have been incurred on the date on which medical or other treatment or service was rendered and not the date of inception of the related illness or injury or the date of submission of a claim related thereto. Buyer’s medical benefit plan shall provide that any medical expenses incurred before the Closing Date by a Transferred Employee (and his or her dependents) during the calendar year including the Closing Date shall be taken into account for purposes of satisfying the applicable deductible, coinsurance and maximum out-of-pocket provisions of Buyer’s medical benefit plan.

(j) Buyer shall be obligated, in respect of any Transferred Employee terminated by Buyer (i) for any reason on or after the Closing Date, to pay all liabilities, including any liability triggered under any severance plans, programs and agreements of Buyer relating to Transferred Employees under statute or common law ("Buyer Severance"), any liability relating to the violation of any anti-discrimination law, and any employment compensation or government-mandated benefits relating to the termination of any Transferred Employees on or after the Closing Date, including under the Workers Adjustment and Retraining Notification Act of 1988 (the "WARN Act"), or (ii) without cause between and including the Closing Date and six months following the Closing Date, to pay all liabilities that Seller would have been required to pay under the Elan U.S. Severance Plan (as in effect as of the date hereof) had Seller retained such Transferred Employee on or after the Closing Date and terminated such Transferred Employee on the date terminated by Buyer and assuming no change in such Transferred Employee’s classification Level under the Elan U.S. Severance Plan from (A) the date of this Agreement, in the case where such Transferred Employee’s classification Level under the Elan U.S. Severance Plan increased during the period between the date hereof and the Closing Date, and (B) the Closing Date, in all other cases. Nothing in this Section shall be construed as limiting Buyer’s right to terminate any Transferred Employee at any time, with or without cause. Seller shall have no liability or obligation with respect to Buyer Severance for Transferred Employees.

Buyer shall be responsible for all liabilities, obligations and costs, under the WARN Act, or any state plant closing or notification law, arising out of, or relating to, any actions taken by Buyer on or after the Closing Date or arising out of the fact that Buyer does not offer employment to certain Seller Employees.

(k) Effective as of the Closing Date, Buyer shall cover Transferred Employees in Buyer’s flexible spending plan (including health reimbursement and dependent care), and account balances for such Transferred Employees shall be transferred from Seller’s flexible spending plan to Buyer’s flexible spending plan, to the extent permitted by law and the terms and conditions of both plans.

(l) With respect to each Transferred Employee, Seller shall provide such information as reasonably requested by Buyer relating to employment-related Taxes payable by Buyer or subject to withholding by Buyer.

Section 8.6. Allocation of Purchase Price.

The Purchase Price and the amount of the Assumed Liabilities (to the extent they constitute part of the amount realized by Seller or Parent for federal income tax purposes) shall be allocated among the Purchased Assets and the covenants of Parent and Seller contained in Sections 9.1 through 9.3 (the "Restrictive Covenants") in accordance with this Section 8.6. Buyer initially shall determine the allocation and notify Seller in writing of such initial allocation ("Buyer’s Allocation Notice") within 90 days after the Closing Date. Seller and Parent shall be deemed to have accepted the allocation set forth in Buyer’s Allocation Notice unless, within 30 days after the date of delivery of Buyer’s Allocation Notice, Seller notifies Buyer in writing of (i) each amount set forth in Buyer’s Allocation Notice with which Seller or Parent disagrees and (ii) for each such amount, the amount that Seller or Parent proposes as the appropriate amount. If Seller timely provides such notification to Buyer, the parties shall apply the principles of Section 2.3 to resolve any disputed amounts. The allocation made pursuant to this Section 8.6 is intended to comply with the allocation method required by Section 1060 of the Code, and the parties shall cooperate to comply with all procedural requirements of Section 1060 and the regulations thereunder. Buyer and Seller agree that they will not take, nor will they permit any affiliated Person to take, for income tax purposes, any position inconsistent with the allocation made pursuant to this Section 8.6; provided, however, that (i) Buyer’s cost for the Purchased Assets and the Restrictive Covenants may differ from the total amount allocated hereunder to reflect the inclusion in Buyer’s total cost of capitalized transaction costs not included in the total amount so allocated, and (ii) Seller’s and Parent’s amount realized may differ from the total amount allocated hereunder to reflect transaction costs that reduce the amount realized.

Section 8.7. Access to Books and Records and Other Information.

(a) In order to facilitate the resolution of any claims made by or against or incurred by Parent, Seller or any of their respective Affiliates or officers or directors in any legal proceeding or governmental investigation commenced by or against Parent, Seller or any of their respective Affiliates or officers or directors prior to the Closing or commenced after the Closing but based on events occurring prior to the Closing, upon reasonable notice, Buyer shall (i) afford the officers, employees and authorized agents and representatives of Parent, Seller or any of their respective Affiliates reasonable access (including the right to make copies at their own expense), during normal business hours, to the offices and properties of Buyer and the Purchased Books and Records, (ii) furnish to the officers, employees and authorized agents and representatives of Parent, Seller or any of their respective Affiliates such additional financial and other information regarding the Business relating to the period prior to the Closing as the Parent, Seller or any of their respective Affiliates may from time to time reasonably request, and (iii) make available to the officers, employees and authorized agents and representatives of Parent, Seller or any of their respective Affiliates the employees of Buyer whose assistance, testimony or presence is necessary to assist the Parent, Seller or any of their respective Affiliates in evaluating any such claims and/or in prosecuting or defending against such claims, including the presence of such persons as witnesses in hearings or trials for such purposes, and (iv) to the extent that Parent, Seller or any of their respective Affiliates is legally required to produce original documents included among the Purchased Assets for inspection in any legal proceeding or governmental investigation, cooperate with Parent, Seller or any of their respective Affiliates in making such original documents available for inspection by parties to such proceeding or investigation; provided, however, that the foregoing shall not unreasonably interfere with the business or operations of the Buyer or any of its Affiliates or subsidiaries.

(b) For a period of six (6) years following the Closing Date, Parent and Seller will authorize and permit Buyer and its representatives, at their sole cost and expense, to have access during normal business hours, upon reasonable notice and for reasonable purposes and in such manner as will not unreasonably interfere with the conduct of Parent’s and Seller’s business, to all Books and Records relating to the period prior to the Closing that are not included among the Purchased Assets.

(c) Buyer agrees to maintain all of the Purchased Books and Records for a period of six (6) years after the Closing Date. During the two (2) year period after such six (6) year period, before Buyer shall dispose of any Purchased Books and Records, it shall provide to Parent and Seller at least 90 calendar days’ prior written notice to such effect and Parent and Seller shall be given an opportunity, at their sole cost and expense, to remove and retain all or any part of such Books and Records as Parent and/or Seller may select.

(d) Parent, Seller and Buyer will make available to each other and their respective counsel and accountants all information and documents reasonably available to them which relate to any claim that may be subject to indemnification hereunder and to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such claim.

(e) Parent and Seller agree that they or their respective Affiliates will hold any Books and Records not delivered to Buyer on the Closing Date for a period of six (6) years following the Closing Date. During the two (2) year period after such six (6) year period, before Parent and Seller shall dispose of any Books and Records, it shall provide to Buyer at least 90 calendar days prior written notice to such effect. Upon reasonable notice, Parent and Seller will afford the officers, employees and authorized agents and representatives of Buyer reasonable access, during normal business hours, to such Books and Records. Parent and Seller further agree that they will deliver copies of any such Books and Records to Buyer as soon as reasonably practicable following a specific request by Buyer for specific documents among the Books and Records held by Parent, Seller or any of their respective Affiliates.

Section 8.8. Audited Financial Statements; Cooperation.

(a) Each of Parent and Seller shall use commercially reasonable efforts to assist and cooperate with Buyer in Buyer’s preparation within 60 days after the Closing Date of audited and unaudited financial statements of the Business for such periods and containing such information sufficient to permit Buyer to comply with the requirements of Regulations S-K and S-X promulgated by the U.S. Securities and Exchange Commission, (the "SEC") and Parent and/or Seller shall, in connection therewith, engage KMPG LLP to conduct the audits with respect to the audited financial statements to be included in such financial statements. In no event shall Parent or Seller be liable to Buyer for any failure of such financial statements to comply with the requirements of Regulations S-K and S-X promulgated by the SEC or to be prepared within 60 days after the Closing Date, except to the extent that any such failure directly results from the breach by Parent or Seller of its obligations under this Section 8.8(a). Buyer shall promptly reimburse Parent and Seller upon request for the fees and expenses of KPMG LLP in connection with such audits.

(b) With respect to any registration statement or other filings with the SEC that Buyer shall determine to make in the future, Parent shall use commercially reasonable efforts to timely furnish, or cause to be timely furnished to Affiliates of Buyer, its accountants and auditors, upon reasonable request of Buyer, the following: (i) consents of Parent’s and Seller’s independent public accountants with respect to audited financial statements as required by SEC Regulation S-X; (ii) such information, assistance and cooperation (including information, assistance and cooperation from Parent’s independent auditors) as is reasonably necessary for Buyer and Affiliates of Buyer to (A) prepare such registration statement or other SEC filing, (B) address and resolve any SEC comments related to Seller’s financial statements (including any required modification of such financial statements or footnotes thereto) and (C) prepare any disclosure required by Item 303 of SEC Regulations S-K and S-X ("MD&A Disclosure") in connection with a filing with the SEC and address and resolve any SEC comments related to such MD&A Disclosure (including any required modification to such MD&A Disclosure); (iii) such information, assistance and cooperation reasonably necessary for Buyer to prepare any unaudited pro forma balance sheets or income statements required to be included in any such registration statement or other SEC filing; and (iv) such information, assistance and cooperation reasonably necessary for Buyer to accumulate five years of historical unaudited financial information of Seller for inclusion in any such registration statement or other filing with the SEC.

(c) Without prejudice to the provisions set forth in Sections 5.4, 8.1, 8.2 or 8.7, Buyer shall, and shall cause its subsidiaries and its and their respective directors, officers and employees to, assist and cooperate with Seller in connection with its payment, performance and discharge of, or in any litigation, arbitration, proceeding, governmental investigation, citation, claim or action of any kind with respect to, the Retained Liabilities. Such cooperation and assistance shall consist of permitting Seller and its representatives, at their sole cost and expense, to have access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the Business, to all books, records, files, documents and other correspondence that may be relevant, and making available officers and employees who may have relevant knowledge.

(d) Buyer shall, and shall cause its subsidiaries and its and their respective directors, officers and employees to, assist and cooperate with Parent and Seller in connection with preparation by Parent, Seller or any of their respective Affiliates of any audited and unaudited financial statements for fiscal year 2003 or any period therein, including providing information reasonably necessary to prepare any such financial statements required to be included in any SEC filing. Such cooperation and assistance shall consist of permitting Parent, Seller or any of their respective Affiliates or any of their respective representatives, at their sole cost and expense, to have access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the Business, to all books, records, files, documents and other correspondence that may be relevant, and making available officers and employees who may have relevant knowledge

(e) Seller shall use commercially reasonable efforts to assist and cooperate with Buyer and Buyer’s Accountant in connection with the preparation of the Final Balance Sheet, which shall serve as a closing balance sheet for Seller and an opening balance sheet for Buyer with respect to the Business. Buyer and Seller shall provide such personnel and resources as are reasonably necessary to conduct a physical inventory of the Business as of the Closing Date, which inventory shall be audited by Buyer’s Accountant on the Closing Date.

Section 8.9. Use of Name "Elan".

(a) Buyer acknowledges and agrees that, as between Buyer and Seller, Seller has the absolute and exclusive proprietary right to the names "Elan", "Elan Diagnostics" and any variations thereof and all symbols and logos incorporating such names. Subject to the provisions of Section 8.9(b) below, Buyer covenants and agrees that it shall not: (i) use the name "Elan", "Elan Diagnostics" and any variations thereof or any other rights associated with the use of the such names ("Corporate Names") or (ii) use any printed materials, signs or graphics that display or imply an affiliation or connection of Buyer or any of its Affiliates with Parent, Seller or any of their Affiliates.

(b) During the 120-day period commencing upon the Closing Date (the "License Period"), Buyer shall have the right to use Seller’s existing signs and pre-printed materials such as packaging materials, invoices, acknowledgments, purchase orders and catalogs; provided, however, that, during the License Period, (i) Buyer shall use such signs and pre-printed materials only to the extent there is no commercially reasonable alternative and (ii) Buyer shall take all commercially reasonable steps to obviate the need to use such signs and pre-printed materials as soon as practicable after the Closing Date. In any event, upon the expiration of the License Period, Buyer shall cease using any and all signs and preprinted materials that display or include the Corporate Names.

(c) Buyer expressly acknowledges that Seller, Parent and their Affiliates retain all right, title and interest in and to the Corporate Names and agrees that it will not attack, dispute or contest the validity of or ownership of the Corporate Names, or any registrations issued or issuing with respect thereto. Buyer further agrees that all use of the Corporate Names by Buyer or its Affiliates shall be for the benefit of Seller, Parent and their Affiliates and the goodwill accrued in connection with its use of the Corporate Names shall accrue to Seller, Parent or their Affiliates as appropriate. In the event Buyer acquires any rights relating to the Corporate Names by virtue of the transactions contemplated by this Agreement, Buyer agrees to assign, at no cost, all such rights, together with any related goodwill, to Seller, Parent or their Affiliates as appropriate. Buyer shall use its commercially reasonably efforts not to do any act which would endanger, destroy or similarly affect the value of the goodwill pertaining to the Corporate Names and further agrees that it will maintain the same quality of the products and services provided by Seller in the operation of the Business as of the Closing for any products sold under the Corporate Names. Buyer will at any time execute any documents reasonably required by Seller, Parent or their Affiliates to confirm their ownership of all such rights. Buyer shall not use, or allow any of its Affiliates to use, any other trademark or trade name which is similar to or substantially similar to or so nearly resembles the Corporate Names as to be likely to cause deception or confusion.

Section 8.10. GE Agreement.

Buyer shall negotiate in good faith with GE and use its best efforts to satisfy the conditions contained in Sections 6.9(ii) and 7.6(ii) of this Agreement within 45 days after the date of this Agreement.

ARTICLE IX

RESTRICTIVE COVENANTS

Section 9.1. Non-Solicitation of Employees.

Neither Parent nor Seller shall, for a period of two years after the Closing Date, for itself or on behalf of any other individual or entity, solicit directly for employment any employee who is a then current employee of Buyer or any of its Affiliates, or induce or attempt to induce any such employee to leave his or her employment with Buyer or any of its Affiliates; provided, however, that if a current employee of Buyer or any of its Affiliates makes an unsolicited inquiry to Parent or Seller regarding employment, any offer of employment made to such employee by Parent or Seller shall not be deemed to violate this covenant.

Section 9.2. Acknowledgments.

Parent and Seller acknowledge that, in view of the nature of Buyer’s business, the business objectives of Buyer in acquiring the Purchased Assets and the consideration to be paid to Seller for the Purchased Assets, any violation of the restrictive covenants contained in this Article XI could result in irreparable injury to Buyer and its Affiliates for which damages may not be an adequate remedy. Parent and Seller therefore acknowledge that, if any restrictions or covenants set forth in the Article IX are violated, Buyer shall be entitled to seek preliminary and injunctive relief against the violating party as well to seek an equitable accounting of earnings, profits and other benefits arising from such violation.

Section 9.3. Confidentiality.

(a) For a period of five years after the date of this Agreement, neither Parent nor Seller shall use or divulge any trade secrets, customer or supplier lists, pricing information, marketing arrangements or strategies, business plans, internal performance statistics, training manuals or any other information concerning Parent, Seller or any of their respective Affiliates relating to the Business that is competitively sensitive, proprietary or confidential, except on behalf of Buyer or any of its Affiliates; provided, however, that the confidentiality covenants contained in this Section 9.3(a) shall not apply to the following: (i) information that is already in the public domain or generally available to Persons in the same or similar industries as Parent, Seller, Buyer or any of their Affiliates; (ii) information that becomes part of the public domain or generally available to companies in the same or similar industries as Parent, Seller, Buyer or any of their Affiliates by publication or otherwise other than through any action on the part of Parent or Seller; (iii) information that Parent, Seller or their Affiliates received from a third party who, to the Knowledge of Seller, was not legally or contractually prohibited from disclosing such information; (iv) information that Parent, Seller or their Affiliates in good faith believe to be necessary for purposes of prosecuting or defending litigation or a governmental investigation or inquiry arising out of events prior to the Closing Date (provided, however, that Parent, Seller, or their Affiliates will use their best efforts to obtain an order protecting the confidentiality of such information); or (v) information that Parent, Seller or any of their respective Affiliates is legally required to disclose, but only as to the disclosure that is so required. Notwithstanding the foregoing, Buyer acknowledges and agrees that (x) it has been informed that information regarding Seller and the Business has been and may be requested by the SEC in connection with a governmental investigation and by private litigants in connection with certain legal actions and proceedings, (y) the confidentiality covenants contained in this Section 9.3(a) shall not apply to the disclosure of any such information that Parent, Seller or any of their respective Affiliates is legally required to disclose in connection with such governmental investigation and legal actions and proceedings, but only as to the disclosure that is so required and (z) the disclosure of any information governed by the confidentiality covenants contained in this Section 9.3(a) may be made by Parent, Seller or any of their respective Affiliates without liability hereunder to any of their respective Affiliates who agree to be bound by the confidentiality covenants contained in this Section 9.3(a) and to any employee, agent, attorney, accountant, consultant or representative who is assisting Parent, Seller or any of their respective Affiliates in prosecuting or defending against any of such governmental investigation or legal action or proceeding.

(b) For a period of five years after the date of this Agreement, Buyer shall not use or divulge any information concerning Parent, Seller or any of their respective Affiliates not related to the Business that is competitively sensitive, proprietary or confidential, except on behalf of Parent, Seller or any of their respective Affiliates; provided, however, that the confidentiality covenants contained in this Section 9.3(b) shall not apply to the following: (i) information that is already in the public domain or generally available to Persons in the same or similar industries as Parent, Seller, Buyer or any of their Affiliates; (ii) information that becomes part of the public domain or generally available to companies in the same or similar industries as Parent, Seller, Buyer or any of their Affiliates by publication or otherwise other than through any action on the part of Buyer; (iii) information that Buyer or its Affiliates received from a third party who, to the knowledge of Buyer, was not legally or contractually prohibited from disclosing such information; or (iv) information that Buyer is legally required to disclose, but only as to the disclosure that is so required.

ARTICLE X

TERMINATION

Section 10.1. Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned only as follows: (i) at any time prior to the Closing by mutual written agreement of Seller and Buyer; (ii) by Parent, Seller or Buyer, if the Closing Date shall not have occurred on or before April 8, 2003; (iii) by Parent or Seller, if the condition set forth in Section 7.6 shall not have been satisfied within 45 days after the date of this Agreement; (iv) by Buyer, if the condition set forth in Section 6.9 shall not have been satisfied within 45 days after the date of this Agreement; (v) by Buyer, if there has been a material violation or breach by Seller or Parent of any agreement, covenant, representation or warranty of Seller or Parent set forth in this Agreement that has rendered the satisfaction of any condition set forth in Article VI impossible and such violation or breach has not been waived by Buyer; or (vi) by Parent or Seller, if there has been a material violation or breach by Buyer of any agreement, covenant, representation or warranty of Buyer set forth in this Agreement that has rendered the satisfaction of any condition set forth in Article VII impossible and such violation or breach has not been waived by Parent and Seller; provided that (a) the right to terminate this Agreement under clause (ii) of this Section 10.1 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the direct cause of or has directly resulted in the failure of the Closing Date to occur on or before April 8, 2003 and (b) Buyer shall not have the right to terminate this Agreement under clause (iv) of this Section 10.1 if Buyer has failed to fulfill, in any respect, any of its obligations under Section 8.10 or if the failure of the condition set forth in Section 6.9 is in any way attributable to an act or omission by Buyer intended to cause the failure of such condition.

Section 10.2. Rights on Termination; Waiver.

If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under or pursuant to this Agreement shall terminate without further liability of either party to the other, except that the obligations of the parties under or pursuant to Sections 5.6 and 9.3 shall survive any such termination of this Agreement. Nothing contained in this Section 10.2 shall relieve any party from liability for any willful or intentional breach of this Agreement. If this Agreement is terminated other than pursuant to Section 10.1, the parties hereto shall retain all of their respective rights under applicable Law resulting from such termination.

ARTICLE XI

MISCELLANEOUS

Section 11.1. Entire Agreement; Amendment.

This Agreement and the documents referred to herein and delivered or to be delivered pursuant hereto or in connection herewith constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein or therein. No amendment, supplement, modification or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 11.2. Expenses, Transfer Taxes and Fees.

Except as otherwise provided in this Agreement, each of the parties hereto shall pay the fees and expenses of their respective counsel, accountants and other experts and the other expenses incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby; provided, however, that Seller and Buyer shall share equally all transfer, sales, recording and similar Taxes arising in connection with the transactions contemplated hereunder, whether such Taxes are imposed on Parent, Seller or Buyer. The parties shall cooperate to comply with all Tax Return requirements for such Taxes and shall provide such documentation and take such other actions as may be necessary to minimize the amount of any such Taxes.

Section 11.3. Consent to Arbitration.

(a) In the event of any dispute, claim, counterclaim, question or disagreement arising from or relating to this Agreement or the breach thereof (each, a "Claim"), the parties hereto shall use their commercially reasonable efforts to settle any Claim. To this effect, the parties shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to all parties. If the parties do not reach such solution within 30 days of receiving notice of the Claim from the other party, then, upon notice of an intention to arbitrate by any party to the other parties, all Claims shall be finally settled by an independent arbitrator mutually agreed upon by the parties. The arbitrator shall be a practicing attorney or a retired judge and shall be selected within 10 days of the delivery of the notice of an intention to arbitrate. In the event that the parties are unable to agree upon an arbitrator within such 10-day period, the arbitrator shall be appointed by JAMS New York within five days of the expiration of such 10-day period. The arbitrator shall settle all Claims as set forth in this Section 11.3 and, to the extent that such rules and procedures are not inconsistent with this Section 11.3, in accordance with the American Arbitration Association’s Commercial Arbitration Rules. In the event of a conflict between the American Arbitration Association’s Commercial Arbitration Rules and this Section 11.3, this Section 11.3 shall govern. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction, and each of the parties agrees to waive any and all defenses they may have with respect to such judgment once a final decision of the arbitrator has been rendered.

(b) Consistent with the expedited nature of arbitration, each party will provide the other parties with copies of documents relevant to the issues raised by any Claim within 30 days of the appointment of the arbitrator. The parties will confer with each other within five days of the appointment of the arbitrator in order to develop an appropriate scope of relevant documents. There shall be no depositions or other discovery permitted. Any dispute regarding the production of documents shall be determined by the arbitrator, which determination shall be conclusive. If the arbitrator determines that a party has failed to comply with its obligation to produce documents, then the arbitrator may impose an appropriate sanction in his or her sole discretion.

(c) Within 60 days of the appointment of the arbitrator, each party shall submit to the arbitrator and exchange with each other their position with respect to liability as to each of the matters in dispute and in the event that liability is found, the relevant dollar amount for damages associated with such liability. Each party shall submit a written memorandum and any evidence supporting such party’s position at that time. Within 10 days thereafter, each party may file a response to any other party’s memorandum and supporting evidence. The arbitrator shall have the discretion to request the parties to present oral argument. At the request of either party, an independent outside Person with suitable expertise in the particular subject matter of the issue being arbitrated shall be chosen by the arbitrator to serve as a consultant to the arbitrator on such subject matter. The arbitrator’s selection of a consultant shall be subject to the mutual approval of the parties, which approval shall not be unreasonably withheld. After deciding any disputes as to liability, the arbitrator shall be limited to awarding to the prevailing party only one or the other of the two dollar amounts submitted for damages, plus all of such party’s costs and fees, including all reasonable pre-award expenses of the arbitration, arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, witness fees, and attorneys’ fees. Any such award, however, will be subject to the provisions of Sections 8.1 and 8.2, if and as applicable, including the limits on aggregate indemnification provided for in Sections 8.1(c) and 8.2(c).

(d) The arbitrator’s award shall be made within 90 days of the appointment of the arbitrator, and the arbitrator shall agree to comply with this schedule before accepting appointment. Time is of the essence, and the time limits set forth in this Section 11.3 may be extended only by written agreement of the parties.

(e) The provisions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. The Federal Arbitration Act, 9 U.S.C. par 1 et seq., shall govern the interpretation, enforcement and proceedings pursuant to the arbitration clauses in this Section 11.3.

(f) Except as may be required by law or as necessary to enforce any award, no party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of all parties.

Section 11.4. Governing Law.

This Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

Section 11.5. Successors; Assignment.

This Agreement shall be binding upon each of the parties hereto and their respective successors (by merger, asset sale or otherwise) and permitted assigns. This Agreement and each party’s respective rights and obligations hereunder may not be assigned without the prior written consent of each other party; provided, however, that (i) Buyer may assign this Agreement and its rights hereunder to a U.S. subsidiary, other U.S. Affiliate of Buyer, Group Practice Services Incorporated, a Delaware corporation ("GPSI"), or any U.S. wholly owned subsidiary of GPSI (provided that no such assignment shall relieve Buyer of its obligations hereunder) and (ii) from and after the fifth anniversary of the Closing Date, each of Parent and Seller may assign this Agreement and their respective rights hereunder without the prior written consent of any other party. In connection with any such assignment by Buyer, the assignee shall execute a written instrument agreeing to be bound by the terms and conditions of this Agreement as a party hereto.

Section 11.6. Notices.

All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when (i) delivered personally or by messenger or by overnight delivery service by a recognized commercial carrier to an officer of the other party, (ii) five days after being mailed by registered or certified United States mail, postage prepaid, return receipt requested, or (iii) when received via facsimile and confirmed by telephone, in all cases addressed to the person for whom it is intended at his address set forth below or to such other address as a party shall have designated by notice in writing to the other party in the manner provided by this Section 11.6:

If to Buyer: Novitron International, Inc.
One Gateway Center
Newton, Massachusetts 02458
Attention: Israel M. Stein, M.D.
Telephone: (617) 527-9933
Telecopy: (617) 527-8230

With a copy to: Hunton & Williams
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074
Attention: John Owen Gwathmey, Esq.
Telephone: (804) 788-8700
Telecopy: (804) 344-7999

If to Parent or Seller: c/o Elan Pharmaceuticals, Inc.
800 Gateway Boulevard
South San Francisco, CA 94080
Attention: Vice President, Legal Affairs
Telephone: (650) 877-0900
Telecopy: (650) 553-7165

With a copy to: Cahill Gordon & Reindel
80 Pine Street
New York, NY 10005
Attention: William M. Hartnett, Esq.
Telephone: (212) 701-3000
Telecopy: (212) 269-5420

Section 11.7. Counterparts; Headings.

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

Section 11.8. Interpretation.

Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders. All references to contracts, agreements, leases or other understandings or arrangements shall refer to oral as well as written matters.

Section 11.9. Severability.

If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

Section 11.10. No Reliance.

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement. Buyer, Seller and Parent assume no liability to any third party because of any reliance on the representations, warranties and agreements of Buyer, Seller or Parent contained in this Agreement.

Section 11.11. Parties in Interest.

This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 11.12. Representations and Warranties of Parent.

Parent hereby represents and warrants to Buyer that:

(a) Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Parent has the full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such assets and properties now are owned, operated or held. Parent owns all of the issued and outstanding capital stock of Seller, free and clear of any Liens.

(b) This Agreement is, and the other documents and instruments required hereby to which Parent is a party will be, when executed and delivered by the parties thereto, the valid and binding obligation of Parent, enforceable against Parent in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law). Parent has the right, power, authority and capacity to execute and deliver this Agreement and the other documents and instruments required hereby and to perform its respective obligations under this Agreement and the other documents and instruments required hereby.

(c) The execution, delivery and performance by Parent of this Agreement and all of the other documents and instruments required hereby to which Parent is a party do not and will not conflict with or violate (i) any Law, judgment, order or decree binding on Parent, (ii) the charter or bylaws of Parent or (iii) any Contract or other contract or agreement to which Parent is a party or by which Parent is bound. Except for the Required Consents, no consent of any other Person, and no notice to, filing or registration with, or authorization, consent or approval of, any governmental, regulatory or self-regulatory agency is necessary or is required to be made or obtained by Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) Attached hereto as Schedule 11.12 is an unaudited balance sheet of Parent as of September 27, 2002. Such balance sheet presents fairly, in all material respects, the financial condition of Parent as of September 27, 2002.

[Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Asset Purchase Agreement to be executed in its name by a duly authorized officer as of the day and year first above written.

PARENT: ELAN PHARMACEUTICALS, INC.

By:
Name:
Title:

SELLER: ELAN DIAGNOSTICS, INC.

By:
Name:
Title:

BUYER: NOVITRON INTERNATIONAL, INC.

By:
Name:
Title:

_______________________

ANNEX I

NOVITRON INTERNATIONAL, INC.

One Gateway Center, Suite 411
Newton, MA 02458

February 10, 2003

Elan Pharmaceuticals, Inc.
800 Gateway Boulevard
South San Francisco, Ca 94080

Elan Diagnostics, Inc.
2 Thurber Boulevard
Smithfield, RI 02917

Re: Elan Diagnostics, Inc.

Ladies and Gentlemen:

We refer you to that certain Asset Purchase Agreement, dated as of December 9, 2002 (the "Asset Purchase Agreement"), by and among Elan Pharmaceuticals, Inc., a Delaware corporation ("Parent"), Elan Diagnostics, Inc., a Delaware corporation ("Seller") and Novitron International, Inc., a Delaware corporation ("Buyer").

As previously discussed with representatives of Seller, Buyer agrees to assume, as of the Closing Date, that certain Authorized Service Representative Agreement, dated August 1, 2001, by and between GE Clinical Services, Inc. and Seller (the "GE Agreement"). This letter is intended to serve as written notification of Buyer’s agreement to assume the GE Agreement for purposes of Sections 1.6, 6.9 and 7.6 of the Asset Purchase Agreement if all other conditions contained within Articles VI and VII of the Asset Purchase Agreement have been satisfied or waived and the Closing occurs.

Buyer hereby waives any and all rights it may have to terminate the Asset Purchase Agreement and abandon the transactions contemplated thereby pursuant to clause (iv) of Section 10.1 of the Asset Purchase Agreement.

By their respective countersignatures, Parent and Seller hereby waive any and all rights they may have to terminate the Asset Purchase Agreement and abandon the transactions contemplated thereby pursuant to clause (iii) of Section 10.1 of the Asset Purchase Agreement.

Please confirm that this letter accurately sets forth our understanding by executing a copy hereof in the space provided below and returning it to the undersigned.

Sincerely,

NOVITRON INTERNATIONAL, INC.

By: /s/ Israel M. Stein
Israel M. Stein
Chairman of the Board and
Chief Executive Officer

Acknowledged and agreed
as of the date set forth above:

ELAN PHARMACEUTICALS, INC.

By: /s/ David J. Hurley
David J. Hurley
Vice President and Chief Financial Officer

ELAN DIAGNOSTICS, INC.

By: /s/ Robert M. Packer
Robert M. Packer
Assistant Treasurer

____________________________________

ANNEX J

ELAN PHARMACEUTICALS, INC.

ELAN DIAGOSTICS, INC.

c/o Elan Pharmaceuticals, Inc.
800 Gateway Boulevard
South San Francisco, CA 94080

March 18, 2003

NOVITRON INTERNATIONAL, INC.
One Gateway Center, Suite 411
Newton, MA 02458

Re: Starrsed/Diesse Amendment

Ladies and Gentlemen:

We refer you to the Asset Purchase Agreement, dated as of December 9, 2002, as amended (the "Asset Purchase Agreement"), by and among Elan Pharmaceuticals, Inc., a Delaware corporation, Elan Diagnostics, Inc., a Delaware corporation, and Novitron International, Inc., a Delaware corporation.

This letter confirms our mutual agreement to amend the Asset Purchase Agreement as follows:

1. Section 1.6 to the Asset Purchase Agreement is hereby amended by adding the following proviso at the end thereof: "; provided, further, however, the Sole Distributor Agreement dated March 1, 1996 between Mechatronics Instruments B.V. and Elan Pharma, Inc. shall be excluded from the Assumed Contracts (it being understood, however, that all outstanding purchaser orders thereunder shall be included in the Assumed Contracts)".

2. Schedule 1.6 to the Asset Purchase Agreement is hereby amended by deleting the following item thereof: "14) Sole Distributor Agreement between Mechatronics Instruments B.V. and Elan Pharma, Inc. — dated March 1, 1996." The following is hereby added in its place: "14) All outstanding purchase orders under the Sole Distributor Agreement between Mechatronics Instruments B.V. and Elan Pharma, Inc. dated March 1, 1996."

3. Schedule 1.21 to the Asset Purchase Agreement is hereby amended by adding the following items at the end thereof:

"9) Sole Distributor Agreement between Mechatronics Instruments B.V. and Elan Pharma, Inc. dated March 1, 1996 (provided, however, that all outstanding purchaser orders thereunder shall be included in the Purchased Assets).

10) All inventories of Starrsed III and Starrsed Compact instruments (including non-performing instruments), net of reserves relating thereto (provided, however, that the one Starrsed III instrument and the one Starrsed Compact instrument located on-site in Smithfield, RI (the "Countertop Starrsed Instruments") shall be included in the Purchased Assets)."

4. Section 1.23 of the Asset Purchase Agreement is hereby amended by adding the following proviso at the end thereof: "provided, however, that the Countertop Starrsed Instruments (as defined in Schedule 1.21) shall be excluded from the Final Net Asset Value, but will continue to be reflected in the Interim Net Asset Value, including for purposes of the potential adjustment to the Purchase Price pursuant to Section 2.3(d)."

5. Schedule 6.6 to the Asset Purchase Agreement is hereby amended by deleting the following item thereof: "3. EDX shall have received a consent to assign the Diesse Agreement from Diesse or Diesse and EDX shall have terminated the Diesse Agreement and Diesse entered into a separate agreement with Acquiror on or prior to the Closing Date."

[Signature page follows]

Please confirm that the foregoing accurately sets forth our agreement by executing a copy hereof in the space provided below and returning it to the undersigned.

Very truly yours,

ELAN PHARMACEUTICALS, INC.

By: /s/ Theodore R. Schroeder
Theodore R. Schroeder
Senior VP North American Sales and Marketing

ELAN DIAGNOSTICS, INC.

By: /s/ Robert M. Packer
Robert M. Packer
Assistant Treasurer

Acknowledged and agreed
as of the date set forth above:

NOVITRON INTERNATIONAL, INC.

By: /s/ Israel M. Stein
Israel M. Stein
Chairman of the Board and
Chief Executive Officer

_________________________

ANNEX K

NOVITRON INTERNATIONAL, INC.

One Gateway Center, Suite 411
Newton, MA 02458

March 31, 2003

ELAN PHARMACEUTICALS, INC.

ELAN DIAGOSTICS, INC.

c/o Elan Pharmaceuticals, Inc.
800 Gateway Boulevard
South San Francisco, CA 94080

Re: Asset Purchase Agreement

Ladies and Gentlemen:

We refer you to the Asset Purchase Agreement, dated as of December 9, 2002 (the "Asset Purchase Agreement"), by and among Elan Pharmaceuticals, Inc., a Delaware corporation, Elan Diagnostics, Inc., a Delaware corporation, and Novitron International, Inc., a Delaware corporation.

This letter confirms our agreement to extend the date set forth in clause (ii) of Section 10.1 of the Asset Purchase Agreement from April 8, 2003 to May 1, 2003.

Please confirm that the foregoing accurately sets forth our agreement by executing a copy hereof in the space provided below and returning it to the undersigned.

Very truly yours,

NOVITRON INTERNATIONAL, INC.

By: /s/ Israel M. Stein
Israel M. Stein
Chairman of the Board and
Chief Executive Officer

Acknowledged and agreed
as of the date set forth above:

ELAN PHARMACEUTICALS, INC.

By: /s/ David J. Hurley
David J. Hurley
Vice President and Chief Financial Officer

ELAN DIAGNOSTICS, INC.

By: /s/ Robert M. Packer
Robert M. Packer
Assistant Treasurer

___________________

ANNEX L

[Portions of this exhibit have been omitted pursuant to a Request for Confidential Treatment]

AMENDMENT

DATED AS OF APRIL 29, 2003

TO

ASSET PURCHASE AGREEMENT

DATED AS OF DECEMBER 9, 2002
(AS AMENDED)

BY AND AMONG

ELAN PHARMACEUTICALS, INC.,

ELAN DIAGNOSTICS, INC.,

NOVITRON INTERNATIONAL, INC.

AND

CLINICAL DATA INC.

AMENDMENT

AMENDMENT dated as of April 29, 2003 (this "Amendment"), to ASSET PURCHASE AGREEMENT, dated as of December 9, 2002, as previously amended on February 10, 2003, March 18, 2003 and March 31, 2003 (the "Agreement"), by and among ELAN PHARMACEUTICALS, INC., a Delaware corporation ("Parent"), ELAN DIAGNOSTICS, INC., a Delaware corporation ("Seller"), NOVITRON INTERNATIONAL, INC., a Delaware corporation ("Buyer"), and CLINICAL DATA INC., a Delaware corporation ("Clinical Data").

RECITALS

WHEREAS, Parent, Seller and Buyer are parties to the Agreement; and

WHEREAS, in accordance with Section 2.1 of the Agreement, Buyer has designated Clinical Data, its U.S. wholly owned subsidiary, to purchase the Purchased Assets and assume the Assumed Contracts and the Assumed Liabilities pursuant to the Agreement;

WHEREAS, the parties desire to amend the Agreement and to enter into certain additional agreements, all as set forth herein.

NOW, THEREFORE, in consideration of the recitals and of the premises, mutual covenants, mutual representations, warranties, covenants, conditions and agreements set forth herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

ARTICLE II

AMENDMENTS

Section 2.1. Amendments to Article I of the Agreement.

(a) Section 1.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.6.  Assumed Contracts.

"Assumed Contracts" shall mean all Contracts (subject to the terms and provisions of Section 2.4), including, without limitation, the Contracts that are specifically listed on Schedule 1.6 attached hereto; provided, however, that Contracts listed on Schedule 1.21 attached hereto shall be excluded from the Assumed Contracts."

(b) Section 1.13 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.13.  Closing.

"Closing" shall mean the meeting of the parties to be held at 10:00 a.m., New York, New York time, on the Closing Date, at the offices of Hunton & Williams, 200 Park Avenue, New York, New York, or such other time and place as the parties may mutually agree."

(c) Section 1.14 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.14.  Closing Date.

"‘Closing Date" shall mean April 29, 2003 or the first business day thereafter on which all of the conditions set forth in Articles VI and VII (other than those conditions which by their nature are to be satisfied on the Closing Date) shall have been satisfied or waived, or such other date as the parties may mutually agree."

(d) Section 1.21(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

"(iii) all cash, cash equivalents and intercompany receivables of Seller as of the Effective Time;"

(e) Section 1.23 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.23.  [Intentionally Omitted]"

(f) Section 1.29 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.29.  [Intentionally Omitted]"

(g) Section 1.39 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 1.39.  Purchase Price.

"‘Purchase Price" shall mean USD $7,500,000."

Section 2.2. Amendments to Article II of the Agreement.

(a) Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 2.2.  Payment of the Purchase Price.

At the Closing, Buyer shall pay to Seller, in cash by wire transfer of immediately available funds to the account designated by Seller in writing or by such other means as the parties may mutually agree, the entire Purchase Price."

(b) Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 2.3.  Final Balance Sheet.

(a) Within 90 days after the Closing Date, Buyer shall cause Buyer’s Accountant, in consultation with Robert Packer (if available), to prepare and deliver to Seller a draft Final Balance Sheet, which shall be prepared in accordance with GAAP, except as set forth on Schedule 2.3(a) attached hereto. In preparing the Final Balance Sheet, reasonable doubt as to the appropriateness of management’s treatment of items under GAAP shall be resolved in favor of management’s treatment of items provided that such treatment is consistent with past management practice.

(b) If Seller has no objections to the draft Final Balance Sheet, such draft shall be the Final Balance Sheet. If Seller has any objections to the draft Final Balance Sheet, Seller will deliver a detailed statement describing such objections to Buyer’s Accountant and Buyer within 20 days after receiving the draft Final Balance Sheet. Buyer, Buyer’s Accountant and Seller will use their reasonable best efforts to resolve any such objections. If a final resolution is not obtained within 20 days after Buyer’s Accountant and Buyer have received the statement of objections, Buyer and Seller will select a nationally-recognized accounting firm mutually acceptable to them to resolve any remaining objections. If Buyer and Seller are unable to agree on the choice of an accounting firm, they will select a nationally-recognized accounting firm by lot (after excluding Buyer’s Accountant and KPMG LLP).

(c) Buyer’s Accountant will revise the draft Final Balance Sheet as appropriate to reflect the resolution of Seller’s objections (as agreed upon by Buyer, Buyer’s Accountant and Seller or as determined by such selected accounting firm) and deliver it to Buyer and Seller within 20 days after the resolution of such objections. Such revised statement shall be the Final Balance Sheet.

(d) [Intentionally Omitted]

(e) If any unresolved objections are submitted to an accounting firm for resolution as provided above, Buyer and Seller will share equally the fees and expenses of such accounting firm.

(f) Buyer’s Accountant will provide reasonable access to the work papers used in preparing the Final Balance Sheet to Seller and Seller’s representatives during the preparation by Buyer’s Accountant of the Final Balance Sheet and the resolution of any objections with respect thereto.

(g) [Intentionally Omitted]"

Section 2.3. Amendments to Article V of the Agreement.

(a) The second paragraph of Section 5.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

"In addition, during the period between the Closing Date and the first anniversary of the Closing Date, Seller agrees that, upon the reasonable request of Buyer, to use its commercially reasonable efforts to enforce, for Buyer’s benefit and at Buyer’s sole cost and expense, the confidentiality provisions contained in the Consulting Agreements, each dated January 1, 2000, between Elan Holdings, Inc. and John Turpen and Larry A. Carbonari, respectively."

Section 2.4. Amendments to Articles VI, VII and VIII of the Agreement.

(a) Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 6.7.  [Intentionally Omitted]"

(b) Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 6.9.  [Intentionally Omitted]"

(c) Section 7.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 7.6.  [Intentionally Omitted]"

(d) In the last sentence of Section 8.2(d) of the Agreement, the words "Buyer Indemnified Parties" are hereby changed to "Seller Indemnified Parties".

(e) Section 8.2(e) of the Agreement is hereby amended by adding the text "(other than Section 2.4(e))" immediately before the final period thereof.

(f) Section 8.8(a) of the Agreement is hereby amended by adding the following as the second sentence thereof:

"For the avoidance of doubt, if such financial statements are not completed within 60 days following the Closing, Parent and Seller shall continue to use commercially reasonable efforts to assist and cooperate with Buyer in Buyer’s preparation of such financial statements until such financial statements are completed."

(g) Section 8.10 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 8.10.  [Intentionally Omitted]"

Section 2.5. Amendments to Articles X and XI of the Agreement.

(a) Section 10.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 10.1.  Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned the only as follows: (i) at any time prior to the Closing by mutual written agreement of Seller and Buyer; (ii) by Parent, Seller or Buyer, if the Closing Date shall not have occurred on or before May 1, 2003; (iii) [intentionally omitted]; (iv) [intentionally omitted]; (v) by Buyer, if there has been a material violation or breach by Seller or Parent of any agreement, covenant, representation or warranty of Seller or Parent set forth in this Agreement that has rendered the satisfaction of any condition set forth in Article VI impossible and such violation or breach has not been waived by Buyer; or (vi) by Parent or Seller, if there has been a material violation or breach by Buyer of any agreement, covenant, representation or warranty of Buyer set forth in this Agreement that has rendered the satisfaction of any condition set forth in Article VII impossible and such violation or breach has not been waived by Parent and Seller; provided that the right to terminate this Agreement under clause (ii) of this Section 10.1 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the direct cause of or has directly resulted in the failure of the Closing Date to occur on or before May 1, 2003."

(b) Section 11.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Section 11.4.  Governing Law.

This Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof; including all matters of construction, validity and performance (including Sections 5-1401 and 5-1402 of the New York General Obligations Law but excluding all other choices of law and conflict of law rules)."

Section 2.6. Amendments to the Schedules to the Agreement.

(a) Schedule 1.6 is hereby amended as follows:

(i) Item 14 (p. 3) is hereby amended and restated in its entirety as follows:

"14) Sole Distributor Agreement between Mechatronics Instruments B.V. and Elan Pharma, Inc. — dated March 1, 1996."

(ii) Item 15 (p. 3) is hereby amended and restated in its entirety as follows:

"15) [Intentionally Omitted]"

(iii) Item 9 (p. 8) is hereby amended and restated in its entirety as follows:

9) Distribution Agreement dated April 8, 1999 between Seller, as successor in interest to Elan Holdings, Inc., and Taylor & Taylor Company Ltd.; Lease Agreement dated June 25, 1999 between Seller, Taylor & Taylor Company Ltd. and the Minister of Health of Ghana; Addendum #1 signed July 15, 1999; Letter to Taylor & Taylor Company Ltd. from Peter von Stein, dated July 30, 1999; Purchase and Sale Agreement dated November 21, 2000 between Seller, Taylor & Taylor Company Ltd. and the Minister of Health of Ghana; Letter to Seller from Taylor & Taylor Company Ltd., dated October 28, 2002; and Letter to Taylor & Taylor Company Ltd. from Seller, dated November 12, 2002; and Email to Taylor & Taylor Company Ltd. from Seller, dated March 25, 2003 (collectively, the "Ghana Agreements").

(b) Schedule 1.21, items 9 and 10 are hereby amended and restated in their entirety to read as follows:

"9) Biotecnica Agreements: (i) Biotecnica Instruments O.E.M. Agreement dated March 16, 1990 between BIO-CHEM Laboratory Systems, Inc. and Biotecnica Instruments s.r.l.; (ii) Addendum dated May 1, 1992 between BIO-CHEM Laboratory Systems, Inc. and Biotecnica Instruments s.r.l.; (iii) Addendum dated September 1, 1994 between BIO-CHEM Laboratory Systems, Inc. and Biotecnica Instruments s.r.l.; (iv) BIO-CHEM Performance Agreement for South America dated September 2, 1994 between BIO-CHEM Laboratory Systems, Inc. and Biotecnica Instruments s.r.l.; (v) Distribution Agreement dated May 19, 1998 between Biotecnica Instruments S.p.A. and BIO-CHEM Laboratory Systems, Inc.; (vi) Waiver Agreement dated July 10, 1998 BIO-CHEM Laboratory Systems, Inc. and Biotecnica Instruments S.p.A.; (vii) Addendum dated May 19, 1999 between Elan Holding d.b.a. Elan Diagnostics and Biotecnica Instruments S.p.A.; and (viii) Addendum dated January 18, 2000 between Elan Holding d.b.a. Elan Diagnostics and Biotecnica Instruments S.p.A.

10) [Intentionally Omitted]"

(c) Schedule 1.27 is hereby amended as follows:

(i) Item 1 under "Patents" is hereby amended by adding the following at the end thereof: "(expired March 2003)".

(ii) Item 3 under "Patents" is hereby amended by adding the following at the end thereof: "(expired May 2000)".

(d) Schedule 1.43, item 6 is hereby amended by adding the following as the second sentence thereof:

"Diesse reiterated its position in several subsequent letters (see Schedule 3.26)."

(e) Schedule 3.7 is hereby amended as follows:

(i) Item 5 is hereby amended and restated in its entirety as follows:

"5. [Intentionally Omitted]"

(ii) A new item 9 is hereby added as follows:

"9. See Schedule 3.26."

(f) Schedule 3.22 is hereby amended by adding a new item 1 as follows:

"1. See Schedule 3.26."

(g) Schedule 3.26 is hereby amended by adding the following items at the end thereof:

1. There is currently a disagreement between Biotecnica Instruments and EDX regarding the following: 1) minimum number of ATAC 8000 to be purchased by EDX for 2002, 2003 and 2004; 2) the right of first refusal for the BT1000; and 3) the right of first refusal for the BT3000, all as more specifically set forth in one letter dated October 24, 2002 and two letters dated October 25, 2002 from Mario Lepri of Biotecnica Instruments to John Hannon of EDX, and a letter dated November 12, 2002 from John Hannon, EDX to Mario Lepri, Biotecnica Instruments.

2. Letter to EDX from Taylor & Taylor Company Ltd., dated October 28, 2002.

3. Letter to Taylor & Taylor Company Ltd. from EDX, dated November 12, 2002.

4. Letter to EDX from Biotecnica Instruments S.p.A., dated March 31, 2003.

5. Letter to Biotecnica Instruments S.p.A. from EDX, dated April 8, 2003.

6. Letters to EDX from Biotecnica Instruments S.p.A., dated April 17, 2003.

7. Letter to EDX from McElroy, Deutsch & Mulvaney, LLP, counsel to Biotecnica Instruments S.p.A., dated April 17, 2003.

8. Letter to McElroy, Deutsch & Mulvaney, LLP, counsel to Biotecnica Instruments S.p.A., from Cahill Gordon & Reindel, dated April 21, 2003.

9. Letter to Cahill Gordon & Reindel from McElroy, Deutsch & Mulvaney, LLP, counsel to Biotecnica Instruments S.p.A., dated April 25, 2003.

10. Letter to Cahill Gordon & Reindel from McElroy, Deutsch & Mulvaney, LLP, counsel to Biotecnica Instruments S.p.A., dated April 28, 2003.

11. Letter to McElroy, Deutsch & Mulvaney, LLP, counsel to Biotecnica Instruments S.p.A., from Cahill Gordon & Reindel, dated April 28, 2003.

12. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated October 25, 2002.

13. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated February 18, 2003.

14. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated February 27, 2003.

15. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated March 21, 2003.

16. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated March 26, 2003.

17. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated March 31, 2003.

18. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated April 2, 2003.

19. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated April 2, 2003.

20. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated April 3, 2003.

21. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated April 11, 2003.

22. Letter to EDX from Diesse Diagnostica Sense S.p.A., dated April 14, 2003.

23. Letter to Diesse Diagnostica Sense S.p.A. from EDX, dated April 14, 2003.

24. Letter to EDX from Mechatronics B.V., dated January 16, 2003.

25. Letter to Mechatronics B.V. from EDX, dated February 25, 2003.

26. Letter to Stanbio Laboratory Inc. (encl. Quality System Assessment Report) from EDX, dated February 24, 2003.

27. Letter to EDX from Stanbio Laboratory Inc., dated March 10, 2003.

28. Letter to EDX from bioMerieux, Inc, dated March 6, 2003."

ARTICLE III

ADDITIONAL AGREEMENTS

Section 3.1. Additional Agreements.

(a)  *

(b) *

(c) *

(d) *

(e) *

ARTICLE IV

MISCELLANEOUS

Section 4.1. Effect on the Agreement.

Except as otherwise expressly provided by this Amendment, the terms and conditions of Agreement remain unaltered. The Agreement and this Amendment shall be read and construed as one agreement.

Section 4.2. Governing Law.

This Amendment shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof; including all matters of construction, validity and performance (including Sections 5-1401 and 5-1402 of the New York General Obligations Law but excluding all other choices of law and conflict of law rules).

Section 4.3. Counterparts; Headings.

This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes. The Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed in its name by a duly authorized officer as of the day and year first above written.

PARENT:         ELAN PHARMACEUTICALS, INC.

By: /s/ Jean M. Duvall
Jean M. Duvall
Secretary and Vice President

SELLER:         ELAN DIAGNOSTICS, INC.

By: /s/ Jean M. Duvall
Jean M. Duvall
Secretary

BUYER:              NOVITRON INTERNATIONAL, INC.

By: /s/ Israel M. Stein
Israel M. Stein
Chairman of the Board and Chief Executive Officer

CLINICAL DATA         CLINICAL DATA INC.

By: /s/ Israel M. Stein
Israel M. Stein
Chairman of the Board and Chief Executive Officer

_________________________

ANNEX M

Loan And Security Agreement

Dated As Of March 31, 2003

Between

LaSalle Business Credit, LLC

The Lender,

Clinical Data Inc.

GPSI Acquisition, Inc.

And

BioClinical Concepts, Inc.

The Borrowers

Page
1. DEFINITIONS. *
2. LOANS. *
(a) Revolving Loans. *
(b) Term Loan. *
(c) Repayments. *
(d) Notes. *
3. INTENTIONALLY OMITTED. *
4. INTEREST, FEES AND CHARGES. *
(a) Interest Rate. *
(b) Other LIBOR Provisions. *
(c) Fees And Charges. *
(d) Maximum Interest. *
5. COLLATERAL. *
(a) Grant of Security Interest to Lender. *
(b) Other Security. *
(c) Possessory Collateral. *
(d) Electronic Chattel Paper. *
6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN. *
7. POSSESSION OF COLLATERAL AND RELATED MATTERS. *
8. COLLECTIONS. *
9. COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES. *
(a) Daily Reports. *
(b) Monthly Reports. *
(c) Financial Statements. *
(d) Annual Projections. *
(e) Explanation of Budgets and Projections. *
(f) Public Reporting. *
(g) Other Information. *
10. TERMINATION; AUTOMATIC RENEWAL. *
11. REPRESENTATIONS AND WARRANTIES. *
(a) Financial Statements and Other Information. *
(b) Locations. *
(c) Loans by Borrower. *
(d) Accounts and Inventory. *
(e) Liens. *
(f) Organization, Authority and No Conflict. *
(g) Litigation. *
(h) Compliance with Laws and Maintenance of Permits. *
(i) Affiliate Transactions. *
(j) Names and Trade Names. *
(k) Equipment. *
(l) Enforceability. *
(m) Solvency. *
(n) Indebtedness. *
(o) Margin Security and Use of Proceeds. *
(p) Parent, Subsidiaries and Affiliates. *
(q) No Defaults. *
(r) Employee Matters. *
(s) Intellectual Property. *
(t) Environmental Matters. *
(u) ERISA Matters. *
12. AFFIRMATIVE COVENANTS. *
(a) Maintenance of Records. *
(b) Notices. *
(c) Compliance with Laws and Maintenance of Permits. *
(d) Inspection and Audits. *
(e) Insurance. *
(f) Collateral. *
(g) Use of Proceeds. *
(h) Taxes. *
(i) Intellectual Property. *
(j) Checking Accounts. *
(k) Consolidation/Merger of Affiliates. *
(l) Guaranties of Affiliates. *
13. NEGATIVE COVENANTS. *
(a) Guaranties. *
(b) Indebtedness. *
(c) Liens. *
(d) Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business. *
(e) Dividends and Distributions. *
(f) Investments; Loans. *
(g) Fundamental Changes, Line of Business. *
(h) Equipment. *
(i) Affiliate Transactions. *
(j) Settling of Accounts. *
14. FINANCIAL COVENANTS. *
(a) Tangible Net Worth. *
(b) Capital Expenditure Limitations. *
15. DEFAULT. *
(a) Payment. *
(b) Breach of this Agreement and the Other Agreements. *
(c) Breaches of Other Obligations. *
(d) Breach of Representations and Warranties. *
(e) Loss of Collateral. *
(f) Levy, Seizure or Attachment. *
(g) Bankruptcy or Similar Proceedings. *
(h) Appointment of Receiver. *
(i) Judgment. *
(j) Death or Dissolution of Obligor. *
(k) Default or Revocation of Guaranty. *
(l) Criminal Proceedings. *
(m) Change of Control. *
(n) [Change of Management. *
(o) Material Adverse Change. *
16. REMEDIES UPON AN EVENT OF DEFAULT. *
17. CONDITIONS PRECEDENT. *
18. JOINT AND SEVERAL LIABILITY. *
19. INDEMNIFICATION. *
20. NOTICE. *
21. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION. *
22. MODIFICATION AND BENEFIT OF AGREEMENT. *
23. HEADINGS OF SUBDIVISIONS. *
24. POWER OF ATTORNEY. *
25. CONFIDENTIALITY. *
26. COUNTERPARTS. *
27. ELECTRONIC SUBMISSIONS. *
28. WAIVER OF JURY TRIAL; OTHER WAIVERS. *
EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS
EXHIBIT B – COMPLIANCE CERTIFICATE
EXHIBIT C – COMMERCIAL TORT CLAIMS
SCHEDULE 1 – PERMITTED LIENS
SCHEDULE 11(g) – LITIGATION
SCHEDULE 11(i) – AFFILIATE TRANSACTIONS
SCHEDULE 11(j) – NAMES & TRADE NAMES
SCHEDULE 11(n) – INDEBTEDNESS
SCHEDULE 11(p) – PARENT, SUBSIDIARIES AND AFFILIATES
SCHEDULE 17(a) – CLOSING DOCUMENT CHECKLIST

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement") made this 31st day of March, 2003 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company ("Lender"), 135 South LaSalle Street, Chicago, Illinois 60603-4105, and CLINICAL DATA INC., a Delaware corporation, having its principal place of business at 2 Thurber Boulevard, Smithfield, Rhode Island 02917 ("Clinical"), GPSI ACQUISITION, INC., a Delaware corporation, having its principal place of business at 103-F Creek Ridge Road, Greensboro, North Carolina 27406 ("GPSI") and BIOCLINICAL CONCEPTS, INC., a Delaware corporation, having its principal place of business at 103-F Creek Ridge Road, Greensboro, North Carolina 27406 ("BioClinical") (Clinical, GPSI and BioClinical are collectively referred to as "Borrowers").

WITNESSETH:

WHEREAS, Borrowers may, from time to time, request Loans from Lender, and the parties wish to provide for the terms and conditions upon which such Loans or other financial accommodations, if made by Lender, shall be made;

NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) hereafter made to a Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrowers, the parties agree as follows:

1. DEFINITIONS.

"Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Deposit Accounts", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Right", "Proceeds" and "Tangible Chattel Paper" shall have the respective meanings assigned to such terms in the Illinois Uniform Commercial Code, as the same may be in effect from time to time.

"Affiliate" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, a Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of a Borrower, or (iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by a Borrower.

"Business Day" shall mean any day other than a Saturday, a Sunday or (i) with respect to all matters, determinations, fundings and payments in connection with LIBOR Rate Loans, any day on which banks in London, England or Chicago, Illinois are required or permitted to close, and (ii) with respect to all other matters, any day that banks in Chicago, Illinois are required or permitted to close.

"Capital Expenditures" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by Borrowers and their Subsidiaries during such period that are required by generally accepted accounting principles, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers and their Subsidiaries.

"Collateral" shall mean all of the property of each Borrower described in Section 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Liabilities.

"EBITDA" shall mean, with respect to any period, Borrowers' and their Subsidiaries' net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses) plus interest expense, income tax expense, depreciation and amortization for such period, plus or minus any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period, all on a consolidated basis.

"Eligible Account" shall mean an Account owing to a Borrower which is acceptable to Lender in its sole discretion determined in good faith for lending purposes (provided that Lender shall give Borrowers written notice of any eligibility criteria established by Lender and not set forth herein). Without limiting Lender's discretion, Lender shall, in general, consider an Account to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

(i) it is genuine and in all respects what it purports to be;

(ii) it is owned by such Borrower, such Borrower has the right to subject it to a security interest in favor of Lender or assign it to Lender and it is subject to a first priority perfected security interest in favor of Lender and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

(iii) it arises from (A) the performance of services by such Borrower in the ordinary course of such Borrower's business, and such services have been fully performed and acknowledged and accepted by the Account Debtor thereunder; or (B) the sale or lease of Goods by such Borrower in the ordinary course of such Borrower's business, and (x) such Goods have been completed in accordance with the Account Debtor's specifications (if any) and delivered to the Account Debtor, (y) such Account Debtor has not refused to accept, returned or offered to return, any of the Goods which are the subject of such Account, and (z) such Borrower has possession of, or such Borrower has delivered to Lender (at Lender's request) shipping and delivery receipts evidencing delivery of such Goods;

(iv) it is evidenced by an invoice rendered to the Account Debtor thereunder, is due and payable within ninety (90) days after the date of the invoice and does not remain unpaid ninety (90) days past the invoice date thereof; provided, however, that if more than twenty-five percent (25%) of the aggregate dollar amount of invoices owing by a particular Account Debtor remain unpaid ninety (90) days after the respective invoice dates thereof, then all Accounts owing by that Account Debtor shall be deemed ineligible;

(v) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder, and it shall not be an Eligible Account to the extent of any setoff, counterclaim, credit, allowance or adjustment by such Account Debtor, or if it is subject to any claim by such Account Debtor denying liability thereunder in whole or in part;

(vi) it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

(vii) the Account Debtor thereunder is not a director, officer, employee or agent of a Borrower, or a Subsidiary, Parent or Affiliate;

(viii) it is not an Account with respect to which the Account Debtor is the United States of America or any state or local government, or any department, agency or instrumentality thereof, unless such Borrower assigns its right to payment of such Account to Lender pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended, or any comparable state or local law, as applicable;

(ix) it is not an Account with respect to which the Account Debtor is located in a state which requires such Borrower, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state; or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) such Borrower has taken one of the actions described in clauses (A) or (B); (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by such Borrower at its election; or (z) such Borrower has proven, to Lender's satisfaction, that it is exempt from any such requirements under any such state's laws;

(x) the Account Debtor is located within the United States of America or Canada;

(xi) it is not an Account with respect to which the Account Debtor's obligation to pay is subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

(xii) it is not an Account (A) with respect to which any representation or warranty contained in this Agreement is untrue; or (B) which violates any of the covenants of such Borrower contained in this Agreement;

(xiii) it is not an Account which, when added to a particular Account Debtor's other indebtedness to such Borrower, exceeds a credit limit determined by Lender in its sole discretion determined in good faith for that Account Debtor (except that Accounts excluded from Eligible Accounts solely by reason of this clause (xiii) shall be Eligible Accounts to the extent of such credit limit), provided that Lender shall give such Borrower written notice of any such credit limit; and

(xiv) it is not an Account with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired, as determined by Lender in its sole discretion determined in good faith.

"Eligible Inventory" shall mean Inventory of a Clinical which is acceptable to Lender in its sole discretion determined in good faith for lending purposes (provided that Lender shall give such Borrower written notice of any eligibility criteria established by Lender and not set forth herein). Without limiting Lender's discretion, Lender shall, in general, consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

(i) it is owned by such Borrower, such Borrower has the right to subject it to a security interest in favor of Lender and it is subject to a first priority perfected security interest in favor of Lender and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

(ii) it is located on one of the premises listed on Exhibit A (or other locations of which Lender has been advised in writing pursuant to subsection 12(b)(i) hereof) and is not in transit;

(iii) if held for sale or lease or furnishing under contracts of service, it is (except as Lender may otherwise consent in writing) new and unused and free from defects which would, in Lender's sole determination determined in good faith, affect its market value;

(iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Lender has given its prior written approval and such Borrower has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Lender, in form and substance acceptable to Lender, such Uniform Commercial Code financing statements, warehouse receipts, waivers and other documents as Lender shall require;

(v) Lender has determined in good faith, in accordance with Lender's customary business practices, that it is not unacceptable due to age, type, category or quantity; and

(vi) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Agreement are untrue; or (B) which violates any of the covenants of such Borrower contained in this Agreement.

"Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to a Borrower's business or facilities owned or operated by a Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

"Event of Default" shall have the meaning specified in Section 15 hereof.

"Excess Availability" shall mean, as of any date of determination by Lender, the excess, if any, of the lesser of (i) the Maximum Revolving Loan Limit less the sum of the outstanding Revolving Loans and Letter of Credit Obligations and (ii) the Revolving Loan Limit less the sum of the outstanding Revolving Loans and Letter of Credit Obligations, in each case as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable which remain unpaid more than thirty (30) days after the due dates thereof as the close of business on such date are treated as additional Revolving Loans outstanding on such date.

"Fiscal Year" shall mean each twelve (12) month accounting period of Borrowers, which ends on March 31 of each year.

"Fixed Charges" shall mean for any period, without duplication, scheduled payments of principal during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, on a consolidated basis, for borrowed money, plus scheduled payments of principal during the applicable period with respect to all capitalized lease obligations of Borrowers and their Subsidiaries, on a consolidated basis, plus scheduled payments of interest during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, on a consolidated basis, for borrowed money including capital lease obligations, plus unfinanced Capital Expenditures of Borrowers and their Subsidiaries, on a consolidated basis, during the applicable period, plus payments during the applicable period in respect of income or franchise taxes of Borrowers on a consolidated basis.

"Hazardous Materials" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

"Indemnified Party" shall have the meaning specified in Section 18 hereof.

"Interest Period" shall have the meaning specified in subsection 4(a)(ii) hereof.

"LaSalle Bank" shall mean LaSalle Bank National Association, Chicago, Illinois.

"Letter of Credit" shall mean any Letter of Credit issued on behalf of Borrower in accordance with this Agreement.

"Letter of Credit Obligations" shall mean, as of any date of determination, the sum of (i) the aggregate undrawn face amount of all Letters of Credit, and (ii) the aggregate unreimbursed amount of all drawn Letters of Credit not already converted to Loans hereunder.

"Liabilities" shall mean any and all obligations, liabilities and indebtedness of Borrowers to Lender or to any parent, affiliate or subsidiary of Lender of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

"LIBOR Rate" shall mean, with respect to any LIBOR Rate Loan for any Interest Period, a rate per annum equal to (a) the offered rate for deposits in United States dollars for a period equal to such Interest Period as it appears on Telerate page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period. "Telerate page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace page 3750 of that service or such other service as may be nominated by the British Bankers' Association as the vendor for the purpose of displaying British Bankers' Association interest settlement rates for United States dollar deposits) divided by (b) a number equal to 1.0 minus the maximum reserve percentages (expressed as a decimal fraction) including, without limitation, basic supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect, for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by Lender by the Board of Governors of the Federal Reserve System. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in such reserve percentage.

"LIBOR Rate Loans" shall mean the Loans bearing interest with reference to the LIBOR Rate.

"Loans" shall mean all loans and advances made by Lender to or on behalf of Borrowers hereunder.

"Lock Box" and "Lock Box Account" shall have the meanings specified in subsection 8(a) hereof.

"Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

"Maximum Loan Limit" shall mean Ten Million and No/100 Dollars ($10,000,000.00).

"Maximum Revolving Loan Limit" shall have the meaning specified in subsection 2(a) hereof.

"Obligor" shall mean Borrowers and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities.

"Original Term" shall have the meaning specified in Section 10 hereof.

"Other Agreements" shall mean all agreements, instruments and documents, other than this Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of a Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Liabilities or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

"Parent" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of a Borrower and, if a Borrower is a partnership, the general partner of such Borrower.

"PBGC" shall have the meaning specified in subsection 12(b)(v) hereof.

"Permitted Liens" shall mean (i) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder or amounts which are being contested in good faith and by appropriate proceedings and for which the applicable Borrower has maintained adequate reserves; (ii) liens or security interests in favor of Lender; (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on a Borrower's ability to use such real property for its intended purpose in connection with such Borrower's business; (iv) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to this Agreement, provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (v) liens set forth on Schedule 1; (vi) liens specifically permitted by Lender in writing; (vii) involuntary liens securing amounts less than $25,000.00 and which are released or for which a bond acceptable to Lender in its sole discretion, determined in good faith, has been posted within ten (10) days of its creation and (viii) liens in favor of RJK, L.L.C. so long as a subordination agreement in form and substance satisfactory to Lender is executed and delivered to Lender.

"Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

"Plan" shall have the meaning specified in subsection 12(b)(v) hereof.

"Prime Rate" shall mean LaSalle Bank's publicly announced prime rate (which is not intended to be LaSalle Bank's lowest or most favorable rate in effect at any time) in effect from time to time.

"Prime Rate Loans" shall mean the Loans bearing interest with reference to the Prime Rate.

"Renewal Term" shall have the meaning specified in Section 10 hereof.

"Revolving Loan Limit" shall have the meaning specified in subsection 2(a) hereof.

"Revolving Loans" shall have the meaning specified in subsection 2(a) hereof.

"Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by a Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by a Borrower or any partnership of which a Borrower is a general partner.

"Tangible Net Worth" shall have the meaning specified in subsection 14(a) hereof.

"Tax" shall mean, in relation to any LIBOR Rate Loans and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required to be paid by Lender and/or to be withheld or deducted from any payment otherwise required hereby to be made by a Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender.

"Term Loan" shall have the meaning specified in subsection 2(b) hereof.

2. LOANS.

(a) Revolving Loans.

Subject to the terms and conditions of this Agreement and the Other Agreements, during the Original Term and any Renewal Term, Lender may, in its sole discretion, determined in good faith, make revolving loans and advances to each Borrower (the "Revolving Loans") in an amount up to the sum of the following sublimits (the "Revolving Loan Limit"):

(i) Up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of such Borrower's business) of such Borrower's Eligible Accounts; plus

(ii) Up to fifty percent (50%) of the lower of cost or market value of Clinical's Eligible Inventory (consisting solely of raw materials and finished goods) or Four Million and No/100 Dollars ($4,000,000.00), whichever is less; minus

(iii) such reserves as Lender elects, in its sole discretion determined in good faith, to establish from time to time;

provided, that the Revolving Loan Limit shall in no event exceed Ten Million and No/100 Dollars ($10,000,000.00) less the then-outstanding principal balance of the Term Loan (the "Maximum Revolving Loan Limit") except as such amount may be increased or decreased by Lender, in its sole discretion determined in good faith.

The aggregate unpaid principal balance of the Revolving Loans shall not at any time exceed the lesser of the (i) Revolving Loan Limit minus the Letter of Credit Obligations and (ii) the Maximum Revolving Loan Limit minus the Letter of Credit Obligations. If at any time the outstanding Revolving Loans exceeds either the Revolving Loan Limit or the Maximum Revolving Loan Limit, in each case minus the Letter of Credit Obligations, or any portion of the Revolving Loans and Letter of Credit Obligations exceeds any applicable sublimit within the Revolving Loan Limit, Borrowers shall immediately, and without the necessity of demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess and Lender shall apply such payment to the Revolving Loans to eliminate such excess.

Each Borrower hereby authorizes Lender, in its sole discretion, to charge any of such Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under this Agreement or the Other Agreements.

A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: the Borrower requesting such Revolving Loan shall give Lender same day notice, no later than 1:00 P.M. (determined based on the local time of each Borrower at its principal place of business) for such day, of its request for a Revolving Loan as a Prime Rate Loan, and at least three (3) Business Days prior notice of its request for a Revolving Loan as a LIBOR Rate Loan, in which notice such Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default or an event which, with the passage of time or giving of notice, will become an Event of Default. In the event that a Borrower maintains a controlled disbursement account at LaSalle Bank, each check presented for payment against such controlled disbursement account and any other charge or request for payment against such controlled disbursement account shall constitute a request for a Revolving Loan as a Prime Rate Loan. As an accommodation to Borrowers, Lender may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrowers. Unless a Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from such Borrower, Lender shall have no liability to Borrowers for any loss or damage suffered by a Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by a Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

Each Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Loan requested by such Borrower, or deemed to be requested by such Borrower, as follows: the proceeds of each Revolving Loan requested under Section 2(a) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from such Borrower, and in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by such Borrower and Lender from time to time, or elsewhere if pursuant to a written direction from such Borrower.

(b) Term Loan.

Subject to the terms and conditions of this Agreement and the Other Agreements, on the date that the conditions to the initial Loans are satisfied, Lender shall make a term loan to Clinical in an amount equal to One Hundred Sixty Thousand and No/100 Dollars ($160,000.00) against Clinical's Equipment (the "Term Loan"). Amounts repaid with respect to the Term Loan may not be reborrowed.

(c) Repayments.

ALL LIABILITIES SHALL BE REPAID BY BORROWERS UPON DEMAND BY LENDER. Prior to such demand, Liabilities shall be repaid as follows:

(i) Repayment of Revolving Loans. The Revolving Loans and all other Liabilities (other than the Term Loan) shall be repaid on the last day of the Original Term or any Renewal Term if this Agreement is renewed pursuant to Section 10 hereof.

(ii) Repayment of Term Loan. The Term Loan shall be repaid in sixty (60) equal monthly installments of Two Thousand Six Hundred Sixty-Six and 66/100 Dollars ($2,666.66) payable on the day that is thirty (30) days from the date of such advance and on the corresponding day of each month thereafter (or if there is no corresponding day, on the last day of the month); provided, that any remaining outstanding principal balance of the Term Loan shall be repaid at the end of the Original Term or any Renewal Term if this Agreement is renewed pursuant to Section 10 hereof. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

(iii) Mandatory Prepayments of the Term Loan.

(A) Sales of Assets. Upon receipt of the proceeds of the sale or other disposition of any Equipment or real property of a Borrower which is subject to a mortgage in favor of Lender, or if any of the Equipment or real property subject to such mortgage is damaged, destroyed or taken by condemnation in whole or in part, the proceeds thereof shall be paid by such Borrower to Lender as a mandatory prepayment of the Term Loan, such payment to be applied against the remaining installments of principal in the inverse order of their maturities until repaid in full, and then against the other Liabilities, as determined by Lender, in its sole discretion.

(d) Notes.

The Loans shall, in Lender's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to Lender. However, if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by Lender.

3. INTENTIONALLY OMITTED.

4. INTEREST, FEES AND CHARGES.

(a) Interest Rate.

Subject to the terms and conditions set forth below, the Loans shall bear interest at the per annum rate of interest set forth in subsection (i), (ii) or (iii) below:

(i) One-fourth of one percent (1/4th of 1%) per annum in excess of the Prime Rate in effect from time to time, payable on the last Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate.

(ii) Three hundred (300) basis points in excess of the LIBOR Rate for the applicable Interest Period, such rate to remain fixed for such Interest Period. "Interest Period" shall mean any continuous period of thirty (30), sixty (60) or ninety (90) days, as selected from time to time by the Borrower requesting such LIBOR Rate Loan by irrevocable notice (in writing, by telecopy, telex, electronic mail, or cable) given to Lender not less than three (3) Business Days prior to the first day of each respective Interest Period; provided, that: (A) each such period occurring after such initial period shall commence on the day on which the immediately preceding period expires; (B) the final Interest Period shall be such that its expiration occurs on or before the end of the Original Term or any Renewal Term; and (C) if for any reason a Borrower shall fail to timely select a period, then such Loans shall continue as, or revert to, Prime Rate Loans. Interest shall be payable on the last Business Day of each month in arrears and on the last Business Day of such Interest Period.

(iii) Upon the occurrence of an Event of Default, the Loans shall bear interest at the rate of two percent (2.0%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

(b) Other LIBOR Provisions.

(i) Subject to the provisions of this Agreement, each Borrower shall have the option (A) as of any date, to convert all or any part of the Prime Rate Loans to, or request that new Loans be made as, LIBOR Rate Loans of various Interest Periods, (B) as of the last day of any Interest Period, to continue all or any portion of the relevant LIBOR Rate Loans as LIBOR Rate Loans; (C) as of the last day of any Interest Period, to convert all or any portion of the LIBOR Rate Loans to Prime Rate Loans; and (D) at any time, to request new Loans as Prime Rate Loans; provided, that Loans may not be continued as or converted to LIBOR Rate Loans, if the continuation or conversion thereof would violate the provisions of subsections 4(b)(ii) or 4(b)(iii) of this Agreement or if an Event of Default has occurred.

(ii) Lender's determination of the LIBOR Rate as provided above shall be conclusive, absent manifest error. Furthermore, if Lender determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (A) U.S. Dollar deposits of sufficient amount and maturity for funding the Loans are not available to Lender in the London Interbank Eurodollar market in the ordinary course of business, or (B) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Loans requested by a Borrower to be LIBOR Rate Loans or the Loans bearing interest at the rates set forth in subsection 4(a)(ii) of this Agreement shall not represent the effective pricing to Lender for U.S. Dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), Lender shall promptly notify such Borrower and (1) all existing LIBOR Rate Loans shall convert to Prime Rate Loans upon the end of the applicable Interest Period, and (2) no additional LIBOR Rate Loans shall be made until such circumstances are cured.

(iii) If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending offices (a "Regulatory Change"), shall, in the opinion of counsel to Lender, make it unlawful for Lender to make or maintain LIBOR Rate Loans, then Lender shall promptly notify the requesting Borrower and (A) the LIBOR Rate Loans shall immediately convert to Prime Rate Loans on the last Business Day of the then existing Interest Period or on such earlier date as required by law and (B) no additional LIBOR Rate Loans shall be made until such circumstance is cured.

(iv) If, for any reason, a LIBOR Rate Loan is paid prior to the last Business Day of any Interest Period or if a LIBOR Rate Loan does not occur on a date specified by the requesting Borrower in its request (other than as a result of a default by Lender), each Borrower agrees to indemnify Lender against any loss (including any loss on redeployment of the deposits or other funds acquired by Lender to fund or maintain such LIBOR Rate Loan) cost or expense incurred by Lender as a result of such prepayment.

(v) If any Regulatory Change (whether or not having the force of law) shall (A) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Lender; (B) subject Lender or the LIBOR Rate Loans to any Tax or change the basis of taxation of payments to Lender of principal or interest due from a Borrower to Lender hereunder (other than a change in the taxation of the overall net income of Lender); or (C) impose on Lender any other condition regarding the LIBOR Rate Loans or Lender's funding thereof, and Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the LIBOR Rate Loans or to reduce the amount of principal or interest received by Lender hereunder, then Borrowers shall pay to Lender, on demand, such additional amounts as Lender shall, from time to time, determine are sufficient to compensate and indemnify Lender from such increased cost or reduced amount.

(vi) Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Rate Loans free and clear of, and without deduction for, any Taxes. If (A) Lender shall be subject to any Tax in respect of any LIBOR Rate Loans or any part thereof or, (B) Borrowers shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Rate Loans shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by a Borrower of such Tax and Borrowers shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrowers. Determination by Lender of the amount of such costs shall be conclusive, absent manifest error. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrowers to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall be conclusive, absent manifest error.

(vii) Each request for LIBOR Rate Loans shall be in an amount not less than One Million and No/100 Dollars ($1,000,000.00), and in integral multiples of, One Million and No/100 Dollars ($1,000,000.00).

(viii) Unless otherwise specified by a Borrower, all Loans shall be Prime Rate Loans.

(ix) No more than five (5) Interest Periods may be in effect with respect to outstanding LIBOR Rate Loans at any one time.

(c) Fees And Charges.

(i) Closing Fee: Borrowers shall jointly and severally pay to Lender a closing fee of one percent (1%) of the Maximum Loan Limit, which fee shall be fully earned and payable on the date of disbursement of the initial Loans hereunder.

(ii) Unused Line Fee: Borrowers shall jointly and severally pay to Lender an unused line fee of three-eighths of one percent (3/8ths of 1%) per annum of the difference between the Maximum Revolving Loan Limit and the average daily balance of the Revolving Loans for each month, which fee shall be fully earned by Lender and payable monthly in arrears on the last Business Day of each month. Said fee shall be calculated on the basis of a 360 day year.

(iii) Costs and Expenses: Borrowers shall reimburse Lender for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees (whether for internal or outside counsel), incurred by Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between Borrowers and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (ii) collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Liabilities; and (iv) administration and enforcement of any of Lender's rights under this Agreement or any Other Agreement. Borrowers shall also pay all normal service charges with respect to all accounts maintained by each Borrower with Lender and LaSalle Bank and any additional services requested by a Borrower from Lender and LaSalle Bank. All such costs, expenses and charges shall, if owed to LaSalle Bank, be reimbursed by Lender and in such event or in the event such costs and expenses are owed to Lender, shall constitute Liabilities hereunder, shall be payable by Borrowers to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

(iv) Capital Adequacy Charge. If Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on such party's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Lender to Borrowers of a written demand therefor ("Capital Adequacy Demand") together with the certificate described below, Borrowers shall pay to Lender such additional amount or amounts ("Capital Adequacy Charge") as will compensate Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Lender, and the method by which such amount was determined. In determining such amount, Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

(d) Maximum Interest.

It is the intent of the parties that the rate of interest and other charges to each Borrower under this Agreement and the Other Agreements shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge such Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to such Borrower.

5. COLLATERAL.

(a) Grant of Security Interest to Lender.

As security for the payment of all Loans now or in the future made by Lender to Borrowers hereunder and for the payment or other satisfaction of all other Liabilities, each Borrower hereby assigns to Lender and grants to Lender a continuing security interest in the following property of such Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) Commercial Tort Claims listed on Exhibit C hereto, (i) any other property of such Borrower now or hereafter in the possession, custody or control of Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise) and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

(b) Other Security.

Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of a Borrower under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral, provided, that Lender may take such actions with respect to Permitted Liens only after the occurrence and during the continuance of an Event of Default. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Liabilities, payable by Borrowers to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

(c) Possessory Collateral.

Immediately upon a Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, such Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as each Borrower's attorney and agent-in-fact, to endorse or assign the same on such Borrower's behalf.

(d) Electronic Chattel Paper.

To the extent that a Borrower obtains or maintains any Electronic Chattel Paper, such Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.

Each Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Each Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Each Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement, each Borrower further ratifies and confirms the prior filing by Lender of any and all financing statements which identify such Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

7. POSSESSION OF COLLATERAL AND RELATED MATTERS.

Until otherwise notified by Lender following the occurrence of an Event of Default, each Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of such Borrower's business, to (a) sell, lease or furnish under contracts of service any of such Borrower's Inventory normally held by such Borrower for any such purpose; (b) use and consume any raw materials, work in process or other materials normally held by such Borrower for such purpose; and (c) dispose of obsolete or unuseful Equipment so long as all of the proceeds thereof are paid to Lender for application to the Liabilities (except for such proceeds which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment); provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by such Borrower.

8. COLLECTIONS.

Each Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a post office box (the "Lock Box") designated by, and under the exclusive control of, Lender, at a financial institution acceptable to Lender. Each Borrower shall establish an account (the "Lock Box Account") in Lender's name with a financial institution acceptable to Lender, into which all payments received in the Lock Box shall be deposited, and into which such Borrower will immediately deposit all payments received by such Borrower on Accounts in the identical form in which such payments were received, whether by cash or check. If a Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of a Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with a Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, such Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. The financial institution with which the Lock Box Account is established shall acknowledge and agree, in a manner satisfactory to Lender, that the amounts on deposit in such Lock Box and Lock Box Account are the sole and exclusive property of Lender, that such financial institution will follow the instructions of Lender with respect to disposition of funds in the Lock Box and Lock Box Account without further consent from Borrowers, that such financial institution has no right to setoff against the Lock Box or Lock Box Account or against any other account maintained by such financial institution into which the contents of the Lock Box or Lock Box Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Lender in a manner satisfactory to Lender, funds deposited in the Lock Box Account on a daily basis as such funds are collected. Each Borrower agrees that all payments made to such Lock Box Account or otherwise received by Lender, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise (except for proceeds of Collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment), will be applied on account of the Liabilities in accordance with the terms of this Agreement; provided, that so long as no Event of Default has occurred, payments received by Lender shall not be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in an interest bearing cash collateral account maintained by Lender, until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loan and (ii) the occurrence of an Event of Default; provided, further, that so long as no Event of Default has occurred, the immediately available funds in such cash collateral account may be disbursed, at such Borrower's discretion, to such Borrower so long as after giving effect to such disbursement, such Borrower's availability under subsection 2(a) hereof at such time, equals or exceeds the outstanding Revolving Loans at such time. Each Borrower agrees to pay all customary fees, costs and expenses in connection with opening and maintaining the Lock Box and Lock Box Account. All of such fees, costs and expenses if not paid by a Borrower, may be paid by Lender and in such event all amounts paid by Lender shall constitute Liabilities hereunder, shall be payable to Lender by Borrowers upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by the applicable Borrower to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on such Borrower's behalf. For the purpose of this section, each Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney and agent-in-fact (i) to endorse such Borrower's name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of such Borrower or Goods pertaining thereto; (ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of such Borrower's mail is deposited, and open and process all mail addressed to such Borrower and deposited therein.

Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of Borrowers' Accounts or other amounts owed to a Borrower by suit or otherwise; (ii) exercise all of such Borrower's rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to such Borrower; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to such Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of such Borrower or other amount owed to such Borrower upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to such Borrower; and (vi) do all other acts and things which are necessary, in Lender's sole discretion, to fulfill such Borrower's obligations under this Agreement and the Other Agreements and to allow Lender to collect the Accounts or other amounts owed to such Borrower. In addition to any other provision hereof, Lender may at any time after the occurrence and during the continuance of an Event of Default, at Borrowers' expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder.

For purposes of calculating interest and fees, Lender shall, within one (1) Business Day after receipt by Lender at its office in Chicago, Illinois of (i) checks and (ii) cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral, apply the whole or any part of such collections or Proceeds against the Liabilities in such order as Lender shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied in whole or in part against the Liabilities, in such order as Lender shall determine in its sole discretion, on the day of receipt, subject to actual collection.

On a monthly basis, Lender shall deliver to Borrowers an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrowers unless a Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrowers and any such notice shall only constitute an objection to the items specifically identified.

9. COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

(a) Daily Reports.

Each Borrower shall deliver to Lender an executed daily loan report and certificate in Lender's then current form on each day on which such Borrower requests a Revolving Loan, and in any event at least once each week, which shall be accompanied by copies of such Borrower's sales journal, cash receipts journal and credit memo journal for the relevant period. Such report shall reflect the activity of such Borrower with respect to Accounts for the immediately preceding week, and shall be in a form and with such specificity as is satisfactory to Lender and shall contain such additional information concerning Accounts and Inventory as may be requested by Lender including, without limitation, but only if specifically requested by Lender, copies of all invoices prepared in connection with such Accounts.

(b) Monthly Reports.

Borrowers shall deliver to Lender, in addition to any other reports, as soon as practicable and in any event: (i) within twenty (20) days after the end of each month, (A) a detailed trial balance of each Borrower's Accounts aged per invoice date, in form and substance reasonably satisfactory to Lender including, without limitation, the names and addresses of all Account Debtors of each Borrower, and (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Lender may require in its sole discretion), including a listing of any held checks; and (ii) within twenty (20) days after the end of each month, the general ledger inventory account balance, a perpetual inventory report and Lender's standard form of Inventory report then in effect or the form most recently requested from Borrowers by Lender, for each Borrower by each category of Inventory, together with a description of the monthly change in each category of Inventory.

(c) Financial Statements.

Borrowers shall deliver to Lender the following financial information, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be accompanied by a compliance certificate in the form of Exhibit B hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Agreement: (i) no later than thirty (30) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrowers on a consolidated and consolidating basis, certified by the Chief Financial Officer of each Borrower; (ii) no later than forty five (45) days after the end of each of the first three quarters of each Borrower's Fiscal Year, copies of internally prepared financial statements including, without limitation, balance sheets, statements of income, retained earnings, cash flows and reconciliation of surplus of Borrowers on a consolidated and consolidating basis, certified by the Chief Financial Officer of Borrowers and (iii) no later than ninety (90) days after the end of each of Borrowers' Fiscal Years, audited annual financial statements on a consolidated and consolidating basis with an unqualified opinion by independent certified public accountants selected by Borrowers and reasonably satisfactory to Lender, which financial statements shall be accompanied by (A) a letter from such accountants acknowledging that they are aware that a primary intent of Borrowers in obtaining such financial statements is to influence Lender and that Lender is relying upon such financial statements in connection with the exercise of its rights hereunder, provided, that Borrowers shall only be required to use their reasonable efforts exercised in good faith to obtain such letter; and (B) copies of any management letters sent to a Borrower by such accountants.

(d) Annual Projections.

As soon as practicable and in any event prior to the beginning of each Fiscal Year, Borrowers shall deliver to Lender projected balance sheets, statements of income and cash flow for Borrowers on a consolidated and consolidating basis, for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Lender.

(e) Explanation of Budgets and Projections.

In conjunction with the delivery of the annual presentation of projections or budgets referred to in subsection 9(d) above, Borrowers shall deliver a letter signed by the President or a Vice President of each Borrower and by the Treasurer or Chief Financial Officer of each Borrower, describing, comparing and analyzing, in detail, all changes and developments between the anticipated financial results included in such projections or budgets and the historical financial statements of Borrowers.

(f) Public Reporting.

Promptly upon the filing thereof, each Borrower shall deliver to Lender copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, as well as promptly providing to Lender copies of any reports and proxy statements delivered to its shareholders.

(g) Other Information.

Promptly following request therefor by Lender, such other business or financial data, reports, appraisals and projections as Lender may reasonably request.

10. TERMINATION; AUTOMATIC RENEWAL.

THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL March 31, 2006 (THE "ORIGINAL TERM") AND SHALL AUTOMATICALLY RENEW ITSELF FROM YEAR TO YEAR THEREAFTER (EACH SUCH ONE-YEAR RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") UNLESS (A) LENDER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR ANY RENEWAL TERM OR MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM; (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR (C) A BORROWER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST NINETY (90) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM. If one or more of the events specified in clauses (A), (B) and (C) occurs or this Agreement otherwise expires, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrowers have repaid all of the Liabilities and this Agreement has terminated, each Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to such Borrower, and if such Borrower is obtaining new financing from another lender, such Borrower shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to such Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account. If, during the term of this Agreement, Borrowers prepay all of the Liabilities from any source other than income from the ordinary course operations of Borrowers' business and this Agreement is terminated, Borrowers jointly and severally agree to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to (i) three percent (3%) of the Maximum Loan Limit if such prepayment occurs two (2) years or more prior to the end of the Original Term, (ii) two percent (2%) of the Maximum Loan Limit if such prepayment occurs less than two (2) years, but at least one (1) year prior to the end of the Original Term, or (iii) one percent (1%) of the Maximum Loan Limit if such prepayment occurs less than one (1) year prior to the end of the Original Term or any then current Renewal Term. Notwithstanding the foregoing, in the event Lender sells, assigns or transfers all of its rights and obligations hereunder after the first anniversary of the date hereof, Borrowers shall not be required to pay such prepayment fee unless such sale, assignment or transfer by Lender is to a Person that is an affiliate of Lender or is made in connection with a sale of substantially all of the assets or equity interests of Lender.

11. REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this Section 11 or elsewhere) shall be true at the time of Borrowers' execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Liabilities and termination of this Agreement, and shall be remade by each Borrower at the time each Loan is made pursuant to this Agreement, provided, that representations and warranties made as of a particular date shall be true and correct as of such date.

(a) Financial Statements and Other Information.

The financial statements and other information delivered or to be delivered by Borrowers to Lender at or prior to the date of this Agreement fairly present in all material respects the financial condition of Borrowers, and there has been no material adverse change in the financial condition, the operations or any other status of a Borrower since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement. All written information now or heretofore furnished by each Borrower to Lender is true and correct as of the date with respect to which such information was furnished.

(b) Locations.

The office where each Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, each Borrower's principal place of business and all of each Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in Exhibit A and at other locations within the continental United States of which Lender has been advised by a Borrower in accordance with subsection 12(b)(i). The Collateral, including, without limitation, the Equipment (except any part thereof which a Borrower shall have advised Lender in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on Exhibit A, and at other locations within the continental United States of which Lender has been advised by a Borrower in writing in accordance with subsection 12(b)(i) hereof.

(c) Loans by Borrower.

No Borrower has made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of such Borrower for travel and other expenses arising in the ordinary course of such Borrower's business and loans permitted pursuant to subsection 13(f) hereof.

(d) Accounts and Inventory.

Each Account or item of Inventory which a Borrower shall, expressly or by implication, request Lender to classify as an Eligible Account or as Eligible Inventory, respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "Eligible Account" and "Eligible Inventory" as set forth herein and as otherwise established by Lender from time to time.

(e) Liens.

Each Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens.

(f) Organization, Authority and No Conflict.

Clinical is a corporation, duly organized, validly existing and in good standing in the State of Delaware, its state organizational identification number is 3577499 and such Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if such Borrower is not so qualified, such Borrower may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting Lender’s rights. GPSI is a corporation, duly organized, validly existing and in good standing in the State of Delaware, its state organizational identification number is 3627490 and such Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if such Borrower is not so qualified, such Borrower may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting Lender’s rights. BioClinical is a corporation, duly organized, validly existing and in good standing in the State of Delaware, its state organizational identification number is 2724497 and such Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if such Borrower is not so qualified, such Borrower may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting Lender’s rights. Each Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder. Each Borrower's execution, delivery and performance of this Agreement and the Other Agreements does not conflict with the provisions of the organizational documents of such Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on such Borrower except for conflicts with agreements, contracts or other documents which would not have a Material Adverse Effect on such Borrower, and each Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of such Borrower's property (other than Permitted Liens) under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which such Borrower or any of its property may be bound or affected.

(g) Litigation.

Except as disclosed to Lender on Schedule 11(g) hereto, there are no actions or proceedings which are pending or threatened against a Borrower or, to the best of Borrowers’ knowledge, threatened against a Borrower which are, in the determination of Lender, reasonably likely to have a Material Adverse Effect on such Borrower, and each Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender. No Borrower has any Commercial Tort Claims pending other than those set forth on Exhibit C hereto as Exhibit C may be amended from time to time.

(h) Compliance with Laws and Maintenance of Permits.

Each Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on such Borrower. Each Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on such Borrower.

(i) Affiliate Transactions.

Except as set forth on Schedule 11(i) hereto or as permitted pursuant to subsections 11(c) and 13 (e) hereof, no Borrower is conducting, permitting or suffering to be conducted, transactions with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

(j) Names and Trade Names.

Each Borrower's name has always been as set forth on the first page of this Agreement and no Borrower uses trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on Schedule 11(j) hereto. Lender and GPSI acknowledge and agree that GPSI will change its organizational name to Group Practice Services, Inc. within thirty (30) days following the initial disbursement of Loans under the Agreement. Effective immediately upon such change of name, all references to Borrower contained in the Agreement, this Exhibit A and the Other Agreements shall be deemed to be references to Group Practice Services, Inc. Borrower shall promptly provide to Lender evidence satisfactory to Lender of Borrower's change of name as herein contemplated.

(k) Equipment.

Except for Permitted Liens, each Borrower has good and indefeasible and merchantable title to and ownership of all Equipment. No Equipment is a Fixture to real estate unless such real estate is owned by such Borrower and is subject to a mortgage in favor of Lender, or if such real estate is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or an accession to other personal property unless such personal property is subject to a first priority lien in favor of Lender.

(l) Enforceability.

This Agreement and the Other Agreements to which a Borrower is a party are the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

(m) Solvency.

Each Borrower is, after giving effect to the transactions contemplated hereby, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder.

(n) Indebtedness.

Except as set forth on Schedule 11(n) hereto, no Borrower is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans.

(o) Margin Security and Use of Proceeds.

No Borrower owns any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

(p) Parent, Subsidiaries and Affiliates.

Except as set forth on Schedule 11(p) hereto, no Borrower has any Parents, Subsidiaries or other Affiliates or divisions, nor is any Borrower engaged in any joint venture or partnership with any other Person.

(q) No Defaults.

No Borrower is in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does any Borrower know of any dispute regarding any contract, lease or commitment which would have a Material Adverse Effect on such Borrower.

(r) Employee Matters.

There are no controversies pending or threatened between a Borrower and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on such Borrower, and each Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such non-compliance which would not have a Material Adverse Effect on such Borrower.

(s) Intellectual Property.

Each Borrower possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles and trade names to continue to conduct its business as heretofore conducted by it except to the extent that the failure to possess such items would not have a Material Adverse Effect on such Borrower.

(t) Environmental Matters.

No Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in any material respect any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or to the best of each Borrower's knowledge threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by a Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects a Borrower or its business, operations or assets or any properties at which a Borrower has transported, stored or disposed of any Hazardous Materials. No Borrower has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

(u) ERISA Matters.

Each Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets.

12. AFFIRMATIVE COVENANTS.

Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, each Borrower covenants and agrees as follows:

(a) Maintenance of Records.

Each Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of such Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A.

(b) Notices.

Each Borrower shall:

(i) Locations. Promptly (but in no event less than ten (10) days prior to the occurrence thereof) notify Lender of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of in the location of such Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which such Borrower has previously advised Lender that such Goods will be used.

(ii) Eligible Accounts and Inventory. Promptly upon becoming aware thereof, notify Lender if any Account or Inventory identified by such Borrower to Lender as an Eligible Account or Eligible Inventory becomes ineligible for any reason.

(iii) Litigation and Proceedings. Promptly upon becoming aware thereof, notify Lender of any actions or proceedings which are pending or threatened against such Borrower which might have a Material Adverse Effect on such Borrower and of any Commercial Tort Claims of such Borrower which may arise, which notice shall constitute such Borrower's authorization to amend Exhibit C to add such Commercial Tort Claim.

(iv) Names and Trade Names. Notify Lender within ten (10) days of the change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

(v) ERISA Matters. Promptly notify Lender of (x) the occurrence of any "reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("Plan") covering any officers or employees of such Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

(vi) Environmental Matters. Immediately notify Lender upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects such Borrower or its business operations or assets or any properties at which such Borrower has transported, stored or disposed of any Hazardous Materials unless the foregoing could not reasonably be expected to have a Material Adverse Effect on such Borrower.

(vii) Default; Material Adverse Change. Promptly advise Lender of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of such Borrower, the occurrence of any Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

All of the foregoing notices shall be provided by Borrowers to Lender in writing.

(c) Compliance with Laws and Maintenance of Permits.

Each Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on such Borrower and each Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on such Borrower. Following any determination by Lender that there is non-compliance, or any condition which requires any action by or on behalf of a Borrower in order to avoid non-compliance, with any Environmental Law, at such Borrower's expense cause an independent environmental engineer acceptable to Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

(d) Inspection and Audits.

Each Borrower shall permit Lender, or any Persons designated by it, to call at such Borrower's places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from such Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to such Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning such Borrower's business as Lender may consider reasonable under the circumstances. Each Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement and the Other Agreements as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of such Borrower's Accounts, by mail, telephone, telecopy, electronic mail, or otherwise, provided that prior to the occurrence of an Event of Default, Lender shall conduct such verification in the name of a nominee of Lender or in such Borrower’s name. Each Borrower authorizes Lender to discuss the affairs, finances and business of such Borrower with any officers, employees or directors of such Borrower or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of such Borrower with such Borrower's independent public accountants. Any such discussions shall be without liability to Lender or to Borrowers' independent public accountants. Borrowers shall pay to Lender all customary fees and all costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Liabilities hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

(e) Insurance.

Each Borrower shall:

(i) Keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Borrower, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be satisfactory to Lender. Original (or certified) copies of such policies of insurance have been or shall be, within ninety (90) days of the date hereof, delivered to Lender, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of such Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. In addition, each Borrower shall cause to be executed and delivered to Lender an assignment of proceeds of its business interruption insurance policies. Each Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Lender. Each Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as such Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided however, that if no Event of Default shall have occurred and is continuing, Borrowers may make, settle and adjust claims involving less than $100,000.in the aggregate without Lender’s consent.

(ii) Maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of such Borrower with such companies and in such amounts, with such deductibles and under policies in such form as shall be satisfactory to Lender and original (or certified) copies of such policies have been or shall be, within ninety (90) days after the date hereof, delivered to Lender, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days written notice before any such policy shall be altered or canceled.

If a Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrowers hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable upon notice to such Borrower. Such insurance, if obtained by Lender, may, but need not, protect such Borrower's interests or pay any claim made by or against such Borrower with respect to the Collateral. Such insurance may be more expensive than the cost of insurance such Borrower may be able to obtain on its own and may be cancelled only upon such Borrower providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrowers to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

(f) Collateral.

Each Borrower shall keep the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained in all material respects. Each Borrower shall permit Lender to examine any of the Collateral at any time and wherever the Collateral may be located and, each Borrower shall, immediately upon request therefor by Lender, deliver to Lender any and all evidence of ownership of any of the Equipment including, without limitation, certificates of title and applications of title. Each Borrower shall, at the request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of Lender hereunder.

(g) Use of Proceeds.

All monies and other property obtained by a Borrower from Lender pursuant to this Agreement shall be used solely for business purposes of such Borrower.

(h) Taxes.

Each Borrower shall file all required tax returns and pay all of its taxes when due, subject to any extensions granted by the applicable taxing authority, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that such Borrower shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on such Borrower's financial statements; (ii) the contesting of any such payment does not give rise to a lien for taxes; (iii) such Borrower keeps on deposit with Lender (such deposit to be held without interest) or a reserve is maintained against such Borrower’s availability to borrow money under subsection 2(a), in either case, in an amount of money which, in the sole judgment of Lender, is sufficient to pay such taxes and any interest or penalties that may accrue thereon; and (iv) if such Borrower fails to prosecute such contest with reasonable diligence, Lender may apply the money so deposited in payment of such taxes. If a Borrower fails to pay any such taxes and in the absence of any such contest by such Borrower, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by Lender shall constitute Loans hereunder, shall be payable by such Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

(i) Intellectual Property.

Each Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it unless the failure to maintain any of the foregoing could not reasonably be expected to have a Material Adverse Effect on such Borrower.

(j) Checking Accounts.

Each Borrower shall maintain its general checking/controlled disbursement account with LaSalle Bank. Normal charges shall be assessed thereon. Although no compensating balance is required, each Borrower must keep monthly balances in order to merit earnings credits which will cover LaSalle Bank's service charge for demand deposit account activities. In addition, each Borrower shall enter into agreements with LaSalle Bank for standard cash management services. Each Borrower shall be responsible for all normal charges assessed thereon.

(k) Consolidation/Merger of Affiliates.

Within ninety (90) days of the date hereof, Borrowers shall cause each of its Affiliates organized under the laws of a state within the United States of America or under any territory or possession of the United States of America that has adopted the Uniform Commercial Code (other than Landmark Scientific, Inc. and Novitron International, Inc.) to consolidate, reorganize or merge such that after such consolidation, reorganization or merger there remains only one such Affiliate.

(l) Guaranties of Affiliates.

Within fourteen (14) days of the date hereof, Borrowers shall cause each of its Affiliates organized under the laws of a state within the United States of America or under any territory or possession of the United States of America that has adopted the Uniform Commercial Code to execute and deliver to Lender a Continuing Unconditional Guarantee which shall be secured by a lien on substantially of the assets of such Affiliate pursuant to documents which, together with such Guarantee, shall be in form and substance satisfactory to Lender.

13. NEGATIVE COVENANTS.

Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, each Borrower agrees as follows:

(a) Guaranties.

No Borrower shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

(b) Indebtedness.

No Borrower shall create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that a Borrower may (i) borrow money from a Person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender relative thereto; (ii) maintain its present indebtedness listed on Schedule 11(n) hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of business; (iv) incur purchase money indebtedness or capitalized lease obligations in connection with Capital Expenditures permitted pursuant to subsection 14(b) hereof; and (v) incur operating lease obligations requiring payments not to exceed Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate during any Fiscal Year of Borrowers.

(c) Liens.

No Borrower shall grant or permit to exist (voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

(d) Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business.

No Borrower shall (i) enter into any merger or consolidation; (ii) change its state of organization or enter into any transaction which has the effect of changing its state of organization (iii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business; (iv) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (v) enter into any other transaction outside the ordinary course of such Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest. No Borrower shall form any Subsidiaries or enter into any joint ventures or partnerships with any other Person. Notwithstanding the foregoing, BioClinical may merge into GPSI subsequent to the date hereof so long as (x) such merger is permitted under all applicable laws, (y) no Event of Default shall have occurred prior to the time of or would occur as a result of such merger and (z) such Borrowers execute and deliver to Lender such documents in form and substance satisfactory to Lender in its sole discretion as shall be required by Lender, including without limitation, an attorney’s opinion letter and solvency certificate.

(e) Dividends and Distributions.

No Borrower shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if such Borrower is a corporation) or on account of any equity interest in such Borrower (if such Borrower is a partnership, limited liability company or other type of entity). Notwithstanding the foregoing, and provided that (i) each such dividend payment is permitted under all applicable laws and (ii) no Event of Default shall have occurred prior to, or would occur as a result of, any such dividend payment, (w) each Borrower may declare and pay to such Borrower’s Parent such dividends as are necessary to reimburse Parent for all expenses incurred on behalf of such Borrower and (x) Borrowers may declare and pay to Borrowers’ Parent dividends in an amount sufficient for Parent to pay quarterly dividends of $0.01 per share so long as (y) the amount of such dividends so declared and paid shall not, in any case, exceed Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate in any Fiscal Year and (z) after giving effect to such payment, Borrowers shall have Excess Availability of at least $1,000,000.00.

(f) Investments; Loans.

No Borrower shall purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than direct obligations of the United States, obligations insured by the Federal Deposit Insurance Corporation and obligations unconditionally guaranteed by the United States; nor shall a Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business and loans to employees not exceeding Fifty Thousand and No/100 Dollars ($50,000.00) in the aggregate outstanding for all Persons at any one time.

(g) Fundamental Changes, Line of Business.

No Borrower shall amend its organizational documents or change its Fiscal Year or enter into a new line of business materially different from such Borrower's current business unless (i) such actions would not have a Material Adverse Effect on such Borrower; (ii) such actions would not affect the obligations of such Borrower to Lender; (iii) such actions would not affect the interpretation of any of the terms of this Agreement or the Other Agreements and (iv) Lender has received ten (10) days prior written notice of such amendment or change.

(h) Equipment.

No Borrower shall (i) permit any Equipment to become a Fixture to real property unless such real property is owned by such Borrower and is subject to a mortgage in favor of Lender, or if such real property is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or (ii) permit any Equipment to become an accession to any other personal property unless such personal property is subject to a first priority lien in favor of Lender.

(i) Affiliate Transactions.

Except as set forth on Schedule 11(i) hereto or as permitted pursuant to subsection 11(c) hereof, no Borrower shall conduct, permit or suffer to be conducted, transactions with Affiliates other than transactions for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

(j) Settling of Accounts.

Each Borrower shall not settle or adjust any Account identified by such Borrower as an Eligible Account or with respect to which the Account Debtor is an Affiliate without the consent of Lender, provided, that following the occurrence and during the continuance of an Event of Default, such Borrower shall not settle or adjust any Account without the consent of Lender.

14. FINANCIAL COVENANTS.

Each Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

(a) Tangible Net Worth.

Borrowers' Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this subsection as (i) __________________ and ___/100 Dollars ($__________) at all times from the date hereof through _______________, _____ and (ii) thereafter, from the last day of each Fiscal Year of Borrowers through the day prior to the last day of each immediately succeeding Fiscal Year of Borrowers, the Minimum Tangible Net Worth during the immediately preceding period plus __________________ and ___/100 Dollars ($__________) [_______ percent (___%) of Borrowers' net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on Borrowers' audited year end financial statement]; and "Tangible Net Worth" being defined for purposes of this subsection as Borrowers' shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated ______________, ____ except as set forth herein; [blank amounts are under discussion]

(b) Capital Expenditure Limitations.

Borrowers and their Subsidiaries shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure, the aggregate cost of all Capital Expenditures would exceed Five Hundred Thousand and No/100 Dollars ($500,000) during any Fiscal Year.

(c) Fixed Charge Coverage.

As of the last day of each month, for the twelve (12) month period ending on such date, Borrowers shall not permit the ratio of EBITDA to Fixed Charges to be less than 1.15 to 1.00.

15. DEFAULT.

The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrowers hereunder:

(a) Payment.

The failure of any Obligor to pay when due, declared due, or demanded by Lender, any of the Liabilities.

(b) Breach of this Agreement and the Other Agreements.

The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements; provided that any such failure by a Borrower under subsections 12(b)(i), (iv), (v), (vi), 12(c) and 12(i) of this Agreement shall not constitute an Event of Default hereunder until the fifteenth (15th) day following the occurrence thereof.

(c) Breaches of Other Obligations.

The failure of any Obligor to perform, keep or observe (after any applicable notice and cure period) any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure might have a Material Adverse Effect on such Obligor.

(d) Breach of Representations and Warranties.

The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any material respect as of the date made.

(e) Loss of Collateral.

The loss, theft, damage or destruction of any of the Collateral in an amount in excess of $100,000.00 in the aggregate for all such events during any year of the Original Term or any Renewal Term as determined by Lender in its sole discretion determined in good faith, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral.

(f) Levy, Seizure or Attachment.

The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral.

(g) Bankruptcy or Similar Proceedings.

The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings.

(h) Appointment of Receiver.

The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings.

(i) Judgment.

The entry of any judgments or orders aggregating in excess of $250,000.00 against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

(j) Death or Dissolution of Obligor.

The death of any Obligor who is a natural Person, or of any general partner who is a natural Person of any Obligor which is a partnership, or any member who is a natural Person of any Obligor which is a limited liability company or the dissolution of any Obligor which is a partnership, limited liability company, corporation or other entity.

(k) Default or Revocation of Guaranty.

The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Liabilities or has granted Lender a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities.

(l) Criminal Proceedings.

The institution in any court of a criminal proceeding against any Obligor which would have a Material Adverse Effect on such Obligor, or the indictment of any Obligor for any crime other than traffic and boating tickets and misdemeanors not punishable by jail terms.

(m) Change of Control.

The failure of (i) Dr. Israel M. Stein and Randal J. Kirk to own directly or indirectly, at least eighty (80) percent of the issued and outstanding voting equity interests of Novitron International, Inc. that is owned as of the date hereof (ii) Novitron International, Inc. to own and have voting control of at least the same percentage of the issued and outstanding voting equity interests of Clinical and GPSI as is owned on the date hereof, and (iii) GPSI to own and have voting control of at least the same percentage of the issued and outstanding voting equity interests of BioClinical as is owned on the date hereof.

(n) [Change of Management.

If Dr. Israel M. Steinshall cease to be the President of each Borrower at any time, provided that in the event of the death of such Person, Borrowers shall have thirty (30) days from the date of death to find a replacement satisfactory to Lender in its sole discretion before such event shall constitute an Event of Default.

(o) Material Adverse Change.

Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise of any Obligor, as determined by Lender in its sole judgment determined in good faith or the occurrence of any event which, in Lender's sole judgment determined in good faith, could have a Material Adverse Effect.

16. REMEDIES UPON AN EVENT OF DEFAULT.

(a) Upon the occurrence and during the continuance of an Event of Default described in subsection 15(g) hereof, all of the Liabilities shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

(b) Upon the occurrence and during the continuance of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Borrowers' premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrowers' premises without cost to Lender. At Lender's request, each Borrower shall, at Borrowers' expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and such Borrower. Each Borrower recognizes that if a Borrower fails to perform, observe or discharge any of its Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and the applicable Borrower(s), (ii) describe the Collateral that is the subject to the intended disposition, (iii) state the method of the intended disposition, (iv) state that the applicable Borrower(s) is entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

17. CONDITIONS PRECEDENT.

The obligation of Lender to fund the Term Loan, to fund the initial Revolving Loan, and to issue or cause to be issued the initial Letter of Credit, is subject to the satisfaction or waiver on or before the date hereof of the following conditions precedent:

(a) Lender shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as Schedule 17(a) (the "Closing Document List") in each case in form and substance satisfactory to Lender;

(b) Since December 17, 2002, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on any Obligor, as determined by Lender in its sole discretion, determined in good faith;

(c) Lender shall have received payment in full of all fees and expenses payable to it by Borrowers or any other Person in connection herewith, on or before disbursement of the initial Loans hereunder;

(d) Lender shall have determined that immediately after giving effect to (A) the making of the initial Loans, including without limitation the Term Loan and the Revolving Loans, if any, requested to be made on the date hereof, (B) the issuance of the initial Letter of Credit, if any, requested to be made on such date, (C) the payment of all fees due upon such date and (D) the payment or reimbursement by Borrowers of Lender for all closing costs and expenses incurred in connection with the transactions contemplated hereby, Borrowers have Excess Availability of not less than One Million and No/100 Dollars ($1,000,000.00);

(e) The Obligors shall have executed and delivered to Lender all such other documents, instruments and agreements which Lender determines are reasonably necessary to consummate the transactions contemplated hereby;

(f) Clinical shall have consummated the transactions contemplated by that certain Asset Purchase Agreement by and among Clinical, Elan Pharmaceuticals, Inc., Elan Diagnostics, Inc. and Novitron International, Inc., dated as of December 9, 2002;

(g) The transactions contemplated by that certain Agreement and Plan of Merger dated as of March __, 2003 by and among Novitron International, Inc., GPSI and Group Practice Services Incorporated shall have been consummated.;

(h) The transactions contemplated by that certain Agreement and Plan of Merger dated as of March __, 2003 by and among BioFix, Inc., BioClinical and Group Practice Services Incorporated shall have been consummated;

(i) The appropriate individual(s) and/or entity(ies) shall invest, directly or indirectly, equity in Novitron International, Inc. in an amount not less than $1,000,000.00, provided that Novitron International, Inc. shall immediately contribute such equity to each Borrower in such amounts as Novitron International, Inc. shall determine; and

(j) Any and all indebtedness to Landmark Scientific, Inc. and RJK, L.L.C. shall be subordinated on terms acceptable to Lender in its sole discretion and in connection therewith, each such Person shall execute and deliver to Lender a subordination agreement in form and substance satisfactory to Lender.

18. JOINT AND SEVERAL LIABILITY.

(a) Notwithstanding anything to the contrary contained herein, all Liabilities of each Borrower hereunder shall be joint and several obligations of Borrowers.

(b) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Liabilities of Borrowers and the liens and security interests granted by Borrowers to secure the Liabilities, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and Borrowers agree that if the Liabilities of a Borrower, or any liens or security interests granted by such Borrower securing the Liabilities would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Liabilities of such Borrower and the liens and security interests securing such Liabilities shall be valid and enforceable only to the maximum extent that would not cause such Liabilities or such lien or security interest to constitute a Fraudulent Conveyance, and the Liabilities of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. Par  101, et seq.), as amended (the "Bankruptcy Code") or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

(c) Each Borrower assumes responsibility for keeping itself informed of the financial condition of the each other Borrower, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of such other Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment by such other Borrowers of their Liabilities and each Borrower agrees that Lender shall not have any duty to advise such Borrower of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower on any subsequent occasion.

(d) Lender is hereby authorized, without notice or demand and without affecting the liability of a Borrower hereunder, to, at any time and from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to a Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on a Borrower's Liabilities; (iii) take and hold security or collateral for the payment of a Borrower's Liabilities hereunder or for the payment of any guaranties of a Borrower's Liabilities or other liabilities of a Borrower and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; and (v) settle, release, compromise, collect or otherwise liquidate a Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of the other Borrowers. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and such determination shall be binding on such Borrower. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of a Borrower's Liabilities as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Liabilities of the other Borrowers.

(e) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect a Borrower's Liabilities from any Borrower or any guarantor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing Borrowers' Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Liabilities; (iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) for repayment of any of Borrowers' Liabilities; or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

(f) No payment made by or for the account of a Borrower including, without limitations, (i) a payment made by such Borrower on behalf of another Borrower's Liabilities or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

19. INDEMNIFICATION.

Each Borrower agrees to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, each affiliate or subsidiary of Lender, and each of their respective shareholders, members, officers, directors, managers, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that no Borrower shall have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrowers, be added to the Liabilities of Borrowers and be secured by the Collateral. The provisions of this Section 18 shall survive the satisfaction and payment of the other Liabilities and the termination of this Agreement.

20. NOTICE.

All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 135 South LaSalle Street, Chicago, Illinois 60603-4105, attention: John Mostofi, facsimile number: (312) 904-6450, and in the case of Borrowers shall be sent to them at their respective principal places of business set forth on Exhibit A hereto or as otherwise directed by Borrowers in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

21. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

This Agreement and the Other Agreements are submitted by Borrowers to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrowers to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF ILLINOIS, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

To induce Lender to accept this Agreement, each Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER, AT THE ADDRESS SET FORTH FOR NOTICE IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. Lender agrees to endeavor to provide a copy of such process to the law firm of Malman & Goldman LLP by mail at the address of 152 West 57th Street, New York, New York 10019 or by facsimile transmission at facsimile number (212) 265-9078. Failure of Lender to provide a copy of such process shall not impair Lender’s rights hereunder, create a cause of action against Lender or create any claim or right on behalf of Borrowers or any third party. EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

22. MODIFICATION AND BENEFIT OF AGREEMENT.

This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by each Borrower or such other Person who is a party to such Other Agreement and Lender. No Borrower may sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, such Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Each Borrower hereby consents to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or participations therein, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties and agrees that it shall execute and deliver such documents as Lender may request in connection with any such sale, assignment, transfer or other disposition.

23. HEADINGS OF SUBDIVISIONS.

The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

24. POWER OF ATTORNEY.

Each Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Agreement is terminated.

25. CONFIDENTIALITY.

Lender hereby agrees to use commercially reasonable efforts to assure that any and all information relating to such Borrower which is (i) furnished by such Borrower to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to such Borrower may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, managers, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Lender or such affiliate, to any other party. Each Borrower and Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, each Borrower hereby consents to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

26. COUNTERPARTS.

This Agreement, any of the Other Agreements and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

27. ELECTRONIC SUBMISSIONS.

Upon not less than thirty (30) days' prior written notice (the "Approved Electronic Form Notice"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements, be submitted to Lender in "Approved Electronic Form" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "Electronic Form" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "Approved Electronic Form" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrowers in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

28. WAIVER OF JURY TRIAL; OTHER WAIVERS.

(a) EACH BORROWER AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY A BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN A BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

(b) Each Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

(c) Each Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Liabilities, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to such Borrower, including, without limitation any Deposit Account at Lender or such affiliate.

(d) EACH BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF SUCH BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL, PROVIDED THAT IN THE EVENT THAT LENDER SEEKS TO ENFORCE ITS RIGHTS HEREUNDER BY JUDICIAL PROCESS OR SELF HELP, LENDER SHALL PROVIDE BORROWERS WITH SUCH NOTICES AS ARE REQUIRED BY LAW.

(e) Lender's failure, at any time or times hereafter, to require strict performance by a Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrowers specifying such suspension or waiver.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CLINICAL DATA INC. By Title And By Title	LASALLE BUSINESS CREDIT, LLC By Title
GPSI ACQUISITION, INC. By Title and By Title
BIOCLINICAL CONCEPTS, INC. By Title and By Title

EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS

Attached to and made a part of that certain Loan and Security Agreement of even date herewith among CLINICAL DATA INC. ("Clinical"), GPSI ACQUISITION, INC. ("GPSI"), BIOCLINICAL CONCEPTS, INC. ("BioClinical") (collectively, "Borrowers") and LASALLE BUSINESS CREDIT, LLC ("Lender").

A. (1) Clinical's business locations (please indicate which location is the principal place of business and at which locations originals and all copies of Clinical's books, records and accounts are kept).

a. 2 Thurber Boulevard
Smithfield, Rhode Island 02917
[principal place of business/leased property]
(2) GPSI's business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of GPSI's books, records and accounts are kept).
a. 103-F Creek Ridge Road
Greensboro, North Carolina 27406
[principal place of business/leased property]

(3) BioClinical's business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of BioClinical's books, records and accounts are kept).

a. 103-F Creek Ridge Road
Greensboro, North Carolina 27406
[principal place of business/leased property]

B. (1) Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Clinical. Please indicate the relationship of such location to Clinical (i.e., public warehouse, processor, etc.).

a. 1075 West Lambert Road, Unit D
Brea, California 92821-2944
[leased property]

159 Singleton Street
Woonsocket, Rhode Island
[storage facility – will not use after (30) days from closing]

(2) Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of BioClinical. Please indicate the relationship of such location to BioClinical (i.e., public warehouse, processor, etc.).

a. 710 Rabon Road
Suite 205
Columbia, South Carolina 29223
[leased property]
b. 1718 East 4th Street
Suite 907
Charlotte, North Carolina
[leased property]

C. (1) Bank Accounts of Clinical, GPSI and BioClinical (other than those at LaSalle Bank National Association): None

Bank (with address)	Account Number	Type of Account

EXHIBIT B – COMPLIANCE CERTIFICATE

Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "Agreement") of even date herewith between CLINICAL DATA INC. ("Clinical"), GPSI ACQUISITION, INC. ("GPSI") and BIOCLINICAL CONCEPTS, INC. ("BioClinical") (Clinical, GPSI and BioClinical are collectively referred to as "Borrowers") and LASALLE BUSINESS CREDIT, LLC ("Lender").

This Certificate is submitted pursuant to {subsection 9} of the Agreement.

The undersigned hereby certifies to Lender that as of the date of this Certificate:

Manually Numbered

1. The undersigned is the _____________________ of Borrowers.

2. There exists no event or circumstance which is or which with the passage of time, the giving of notice, or both would constitute an Event of Default, as that term is defined in the Agreement, or, if such an event or circumstance exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrower has taken or proposes to take with respect thereto.

3. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrowers has occurred since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrowers have taken or proposes to take with respect thereto.

4. Borrowers are in compliance with the representations, warranties and covenants in the Agreement, or, if Borrowers are not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or proposes to take with respect thereto.

5. The financial statements of each Borrower being concurrently delivered herewith have been prepared in accordance with generally accepted accounting principles consistently applied and there have been no material changes in accounting policies or financial reporting practices of such Borrower since [date of the last Compliance Certificate/date of last financial statements delivered prior to closing] or, if any such change has occurred, such changes are set forth in a writing attached hereto.

6. Attached hereto is a true and correct calculation of the financial covenants contained in the Agreement.

CLINICAL DATA INC. By Title GPSI ACQUISITION, INC. By Title BIOCLINICAL CONCEPTS, INC. By Title

EXHIBIT C – COMMERCIAL TORT CLAIMS

None

SCHEDULE 1 – PERMITTED LIENS

SCHEDULE 11(g) – LITIGATION

Employee at will lawsuit (Kim Secreist) with respect to BioClinical

SCHEDULE 11(i) – AFFILIATE TRANSACTIONS

None

SCHEDULE 11(j) – NAMES & TRADE NAMES

Clinical Data Inc. (Borrower)

GPSI Acquisition, Inc. (Borrower)

Group Practice Services, Inc. (Legal Name post closing)

BioClinical Concepts, Inc. (Borrower)

BioClinical Concepts (Trade Name)

SCHEDULE 11(n) – INDEBTEDNESS

1. Promissory Demand Note dated as of August 31, 2002 in the amount of $361,097.07 executed in favor of Landmark Scientific, Inc. with respect to BioClinical (unsecured and subordinated to Lender)

2. Indebtedness to RJK, L.L.C. pursuant to a credit agreement dated July 1, 2002 in the amount of $2,000,000.00 with respect to GPSI and BioClinical (secured and subordinated to Lender)

SCHEDULE 11(p) – PARENT, SUBSIDIARIES AND AFFILIATES

Novitron International, Inc. [Parent of Clinical Data Inc. and GPSI

Acquisition, Inc.]

GPSI Acquisition, Inc. [Parent of BioClinical Concepts, Inc.]

Clinical Data BV, a Netherlands corporation [Affiliate]

Clinical Data, Inc., a Massachusetts corporation [Affiliate]

Spectran Holdings, a Delaware corporation [Affiliate]

SCHEDULE 17(a) – CLOSING DOCUMENT CHECKLIST

_____________________________

ANNEX N

April 28, 2003

Clinical Data Inc.
2 Thurber Boulevard
Smithfield, Rhode Island 02917

BioClinical Concepts, Inc.
103-F Creek Ridge Road
Greensboro, North Carolina 27406

Re: First Amendment

Gentlemen:

Clinical Data Inc., a Delaware corporation ("Clinical"), GPSI Acquisition, Inc., a Delaware corporation ("GPSI") and BioClinical Concepts, Inc., a Delaware Corporation ("BioClinical") (Clinical, GPSI and BioClinical are collectively referred to as "Borrowers") and LaSalle Business Credit, LLC, a Delaware limited liability company, ("Lender") have entered into that certain Loan and Security Agreement dated March 31, 2003 (the "Security Agreement"). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Agreement hereby is amended as follows:

(a) Subsection 11(j) of the Agreement is hereby amended and restated in its entirety, as follows:

(j) Names and Trade Names

Each Borrower's name has always been as set forth on the first page of this Agreement and Borrower uses no trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on Schedule 11(j) hereto. Lender and Borrowers acknowledge and agree that GPSI Acquisition, Inc. will not be a party to this Agreement or the Other Agreements. All references to GPSI Acquisition, Inc. contained in this Agreement and the Other Agreements shall be deemed to be deleted.

(b) Subsection 17(g) of the Agreement is hereby amended and restated in its entirety, as follows:

(g) The transactions contemplated by that certain (i) Agreement and Plan of Merger dated as of April 29, 2003 by and among Novitron International, Inc., Clinical and Group Practice Services Incorporated and (ii) Certificate of Ownership and Merger merging GPSC Inc. with and into Bioclinical dated as of April 29, 2003, shall have been consummated;

2. This Amendment shall not become effective until fully executed by all parties hereto.

3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement thereto hereby is ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

LASALLE BUSINESS CREDIT, LLC By Title

ACKNOWLEDGED AND AGREED TO this 23rd day of April, 2003:

Clinical Data Inc.

By

Israel M. Stein
Title President/CFO

BioClinical Concepts, Inc.

By

Israel M. Stein
Title Vice President/Secretary

_________________________________

ANNEX O

ELAN DIAGNOSTICS, INC.
Financial Statements
December 31, 2002 and 2001

(With Independent Auditors’ Report Thereon)

ELAN DIAGNOSTICS, INC.

Index to Financial Statements
Page
Independent Auditors’ Report	1
Balance Sheets as of December 31, 2002 and 2001	2
Statements of Operations for the Years ended December 31, 2002 and 2001	3
Statements of Stockholder’s Equity for the Years ended December 31, 2002 and 2001	4
Statements of Cash Flows for the Years ended December 31, 2002 and 2001	5
Notes to Financial Statements	6-20

Independent Auditors’ Report

The Board of Directors and Stockholder
Elan Diagnostics, Inc.:

We have audited the accompanying balance sheets of Elan Diagnostics, Inc. as of December 31, 2002 and 2001 and the related statements of operations, stockholder’s equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elan Diagnostics, Inc. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the accompanying financial statements, in 2002 Elan Diagnostics, Inc. changed its method of accounting for goodwill and intangibles.

/s/KPMG LLP
Providence, Rhode Island
April 29, 2003

ELAN DIAGNOSTICS, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current Assets:

Cash
	$251,327	$1,871,600
Trade accounts receivable, less allowance for doubtful accounts of $251,988 at December 31, 2002 and $294,282 at December 31, 2001
	5,178,213	5,155,219
Inventory, net
	7,476,207	10,481,234
Due from affiliates
	3,619,133	-
Prepaid expenses
	265,290	203,488
Other current assets
	294,169	97,083
Total current assets
	17,084,339	17,808,624

Property and equipment, net:
	1,788,315	2,249,342
Intangibles
	300,001	700,001
Goodwill
	3,515,000	9,922,500
Due from affiliates
	-	3,252,343
Long-term accounts receivable
	1,865,331	2,902,058
Other assets
	326,300	23,306
Total assets	$24,879,286	$36,858,174

See accompanying notes to financial statements

ELAN DIAGNOSTICS, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Liabilities and Stockholder’s Equity (Deficit)
Current Liabilities:

Accounts payable
	$ 1,570,667	$873,485
Accrued expenses
	2,499,303	2,651,656
Accrued warranties
	880,174	801,925
Deferred interest income
	137,265	172,017
Deferred revenue
	2,678,879	1,371,039
Due to affiliates
	462,831	-
Total current liabilities
	8,229,119	5,870,122

Accrued warranties
	796,624	1,714,008
Deferred interest income
	205,495	428,022
Deferred revenue
	755,436	1,151,466
Due to affiliates
	12,800,000	35,380,435
Total liabilities
	22,786,674	44,544,053

Stockholder’s Equity (Deficit):
Common stock, $0.01 par value per share    Issued and outstanding   52,710,600 shares
	527,106	527,106
Additional paid-in-capital
	41,315,041	26,538,139
Accumulated deficit
	(39,749,535)	(34,751,124)
    Total stockholder's equity (deficit)
	2,092,612	(7,685,879)

    Total liabilities and stockholder's equity (deficit)
	$24,879,286	$36,858,174

See accompanying notes to financial statements

ELAN DIAGNOSTICS, INC.

Statements of Operations

For the Years ended December 31, 2002 and 2001

2002	2001
Net sales
$ 29,545,504	$28,376,039
Cost of goods sold
(16,006,506)	(22,380,483)
Gross profit
13,538,998	5,995,556

Sales and marketing expense
(6,758,734)	(9,355,684)
Research and development expense
(1,027,216)	(998,342)
General and administrative expense
(4,512,426)	(4,898,416)
Goodwill impairment charge
(6,407,500)	-
Interest income (expense)
168,467	65,132
Loss from operations
(4,998,411)	(9,191,754)

Income tax expense (benefit)
-	-
Net loss
$(4,998,411)	$(9,191,754)

See accompanying notes to financial statements

ELAN DIAGNOSTICS, INC.

Statements of Stockholder's Equity (Deficit)

For the Years ended December 31, 2002 and 2001

	Common Stock	Additional Paid-in-Capital	Accumulated Deficit	Total Stockholder's Equity
Balances at December 31, 2000	$527,106	$26,538,139	$(25,559,370)	$1,505,875
Net loss	-	-	(9,191,754)	(9,191,754)
Balances at December 31, 2001	527,106	26,538,139	(34,751,124)	(7,685,879)
Net loss	-	-	(4,998,411)	(4,998,411)
Contributed capital	-	14,776,902	-	14,776,902
Balances at December 31, 2002	$527,106	$41,315,041	$(39,749,535)	$2,092,612

See accompanying notes to financial statements

ELAN DIAGNOSTICS, INC.

Statements of Cash Flows

For the Years ended December 31, 2002 and 2001

	2002	2001
Operating activities:
Net loss
	$ (4,998,411)	$(9,191,754)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

Depreciation and amortization
	907,368	1,264,233
Loss on disposals of property and equipment
	-	120,556
Impairment of goodwill
	6,407,500	-
Changes in assets and liabilities:

  (Increase) decrease in accounts receivable, net
	1,013,733	2,447,241
  (Increase) decrease in inventory
	3,005,027	3,769,115
  (Increase) decrease in other assets
	(561,881)	60,028
  (Increase) decrease in due from/to affiliates – current
	(3,156,302)	-
  Increase (decrease) in accounts payable
	697,182	(436,773)
  Increase (decrease) in accrued expenses
	(152,353)	858,727
  Increase (decrease) in accrued warranties
	(839,135)	690,508
  Increase (decrease) deferred interest income
	(257,279)	(183,395)
  Increase (decrease) in deferred revenue
	911,810	(181,076)
Net cash provided (used in) by operating activities
	2,977,259	(782,590)
Investing activities:
Purchases of property and equipment
	(46,341)	(283,470)
Net cash used in investing activities
	(46,341)	(283,470)
Cash flows from financing activities:
Proceeds/(payments) from/to affiliates
	(4,551,191)	734,311
Net cash provided (used in) by financing activities
	(4,551,191)	734,311
Net decrease in cash	(1,620,273)	(331,749)

Cash at beginning of period	1,871,600	2,203,349
Cash at end of period	$251,327	$1,871,600

See accompanying notes to financial statements.

ELAN DIAGNOSTICS, INC.

Notes to Financial Statements

December 31, 2002 and 2001

(1) Summary of Significant Accounting Policies

(a) Description of Business

Elan Diagnostics, Inc. (the Company) is a supplier of instrumentation, reagents, and support resources predominately to the physician’s office laboratory market in the United States. The Company is a wholly owned subsidiary of Elan Corporation plc (Elan), a biopharmaceutical company headquartered in Ireland.

(b) Basis of Presentation

The financial statements in this report at December 31, 2002 and 2001 have been prepared in accordance with accounting principles generally accepted in the United States of America. These financial statements reflect all adjustments that, in the opinion of management, are necessary for the fair presentation of the results for all periods presented.

The accompanying financial statements have been prepared as if the Company had operated as a separate stand – alone entity for all periods presented. The financial statements include allocations of certain expenses incurred by Elan on behalf of the Company, including insurance, legal, tax, and certain general administrative services. Management believes the methods used to allocate the costs and expenses are reasonable; however, such allocated amounts may or may not necessarily be indicative of actual expenses that would have been incurred had the Company operated independently of Elan. See note 10 for detailed explanations regarding transactions with related parties.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

(d) Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method, half-year convention, over the estimated useful lives of the respective assets as follows:

Machinery and equipment	10 years
Computer equipment and software	4 years
Furniture and fixtures	5 years
Leasehold improvements	Lesser of 12 years or lease term

(e) Intangible Asset

Intangible asset consists of non-compete agreements that are amortized over a period of 60 months, the term of the agreement. In accordance with SFAS 142, intangible assets other than goodwill are required to be separated into two categories: finite-lived and indefinite-lived. Intangible assets with finite useful lives are amortized over their estimated useful life, while intangible assets with indefinite useful lives are not amortized. The Company evaluates all intangible assets for impairment annually. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future undiscounted cash flows. If the estimated future undiscounted cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future undiscounted cash flows. If the carrying amount exceeds the asset’s estimated future undiscounted cash flows, then the intangible assets are written down first, followed by the other long-lived assets, to fair value.

(f) Impairment

In accordance with Statement No. 144, Accounting for Asset Retirement Obligations (SFAS 144) issued by the Financial Accounting Standards Board (FASB), the Company reviews the carrying value of its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. Management then determines whether there has been a permanent impairment of the value of long-lived assets by comparing future estimated undiscounted cash flows to the asset’s carrying value. If the carrying value of the asset exceeds the estimated future undiscounted cash flows, a loss is recorded as the excess of the asset’s carrying value over fair value.

(g) Revenue Recognition

The Company recognizes revenues in accordance with Staff Accounting Bulletin (SAB) No. 101 issued by the Security and Exchange Commission (SEC). Revenues are recognized when (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) selling price to the buyer is fixed or determinable, and (4) collectibility is reasonable assumed.

The Company also enters into sales type lease agreements with customers. The profits on these sales are deferred and amortized to earnings over the lease terms. The Company records sales of product services on equipment in accordance with contracts for long-term product services agreements. For long-term product service agreements, the service revenues are deferred over the life of the services agreement. Present value adjustments are recorded for all product services greater than one year.

The Company establishes appropriate allowances based upon factors surrounding credit risks of customers, historical trends and other information.

(h) General and Administrative Expenses

The main components of the Company’s general and administrative expenses are salaries and employee benefit costs associated with the finance, business development, information technology, and administrative groups. General and administrative expenses also include facility rent, bad debt expenses, and management fees charged by Elan.

(i) Research and Development

Research and development costs are expensed as incurred.

(j) Warranties

Estimated warranty costs and additional service actions are accrued for at the time the product is sold to a customer. Estimates for warranty costs are made based primarily on historical warranty claim experience. See note 8.

(k) Concentration of Credit Risk

The Company maintains allowances for potential credit losses and such losses have been within management’s expectations. The Company routinely assesses the financial strength of its customers and generally does not require collateral. Four of the Company’s customers and three of the Company’s customers each account for more than 10% of the Company’s net sales at December 31, 2002 and 2001, respectively.

Collectively, these customers make up approximately 60% and 25% of net sales for the years ended December 31, 2002 and 2001, respectively.

Caligor accounted for 4.7% and 9.8% of accounts receivable for the year ended December 31, 2002 and 2001, respectively.

Physician Sales and Service accounted for 30.2% and 30.3% of accounts receivable for the years ended December 31, 2002 and 2001, respectively.

Allegiance Healthcare accounted for 11.0% and 10.8% of accounts receivable for the years ended December 31, 2002 and 2001, respectively.

McKesson Medical Surgical, Inc. accounted for 3.7% of accounts receivable for the year ended December 31, 2002.

(l) Inventories

Inventories are stated at lower of cost (first-in, first-out method) or market.

(m) Income Taxes

The Company’s operating results historically have been included in Elan’s consolidated federal and state income tax returns. The provision for income taxes in the Company’s financial statements has been determined using the separate company return method. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts.

(n) Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, and accounts payable.

The fair value of substantially all financial instruments of the Company approximates their carrying values in the aggregate due to the short-term nature of these instruments and policy of the Company to present value all long-term sales contracts at the time of revenue recognition.

The Company has not used any derivatives or other foreign currency hedging instruments and, accordingly, believes that Statement No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), issued by the FASB, has no effect on the Company’s financial statements.

(o) Stock-Based Compensation

The Company has adopted Statement No. 123, Accounting for Stock – Based Compensation (SFAS 123) issued by the FASB, in respect to stock options granted to the Company’s employees by Elan. Under SFAS 123, companies can elect to account for stock – based compensation expense using the intrinsic value method prescribed in Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees (APB Opinion 25). The Company has elected to continue to account for the Elan stock – based compensation plans under APB Opinion 25. See note 16 for further information about Elan’s based compensation plans.

SFAS 123 sets forth a fair-value based method of recognizing stock-based compensation expense. As permitted by SFAS 123, the Company has elected to continue to apply APB Opinion 25 to account for the stock-based compensation in the Plans in which the Company’s employees participate. Had compensation cost for awards for the years ended December 31,  2002 and 2001 under the stock-based compensation plan in which the Company’s employees participated been determined based on the fair value method set forth under SFAS 123, the pro forma effect on the Company’s net loss would have been as follows:

	Years ended December 31,
	2002	2001
Net loss:
As reported	$(4,998,411)	(9,191,754)
Pro forma	(6,857,105)	(11,592,495)
Basic and diluted EPS:
As reported	(0.10)	(0.17)
Pro forma	(0.13)	(0.22)

                              (p) Earnings Per Share

Basic and diluted earnings per share is computed by dividing net loss by the weighted average number of common shares outstanding. Dilutive earnings per share is computed by dividing net income by the weighted average number of common shares outstanding plus potentially dilutive shares for the portion of the year they were outstanding. For each of the periods presented, there were no potentially dilutive common shares and the weighted average number of common shares outstanding was 52,710,600.

          (q)      Segment Reporting

The Company currently operates in one reportable business segment. Substantially all of the Company’s services and products are provided within the United States, and substantially all of the Company’s assets are located within the United States.

(r) Goodwill

Goodwill is amortized over a period of 40 years through December 31, 2001. During 2002, the Company adopted SFAS 142. See note 2 for further discussion of SFAS 142. Under SFAS 142, goodwill can no longer be amortized and must be tested for impairment annually. See note 5 for further information.

(2) New Accounting Pronouncements

In July 2001, the FASB issued Statement No. 141, Business Combinations (SFAS 141), and Statement No. 142, Goodwill and Other Intangible Assets (SFAS 142). SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. SFAS 141 also specifies certain criteria that intangible assets acquired in a purchase method business combination must meet in order to be recognized and reported apart from goodwill. SFAS 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provision of SFAS 142. SFAS 142 also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS 121.

As of December 31, 2002, the Company had no assembled workforce. Any future acquired goodwill or assembled workforce acquired by the Company will be accounted for under the provisions of SFAS 144 and SFAS 142.

In July 2001, the FASB issued Statement No. 143, Accounting for Asset Retirement Obligations (SFAS 143) that establishes accounting standards for recognition and measurement of a liability for an asset retirement obligation and the associated asset retirement cost. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The Company plans on adopting SFAS 143 in 2003. The Company believes the adoption of this statement will not have a significant effect on the Company’s financial statements.

In August 2001, the FASB issued Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144) that addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. This Statement supersedes SFAS 121. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company adopted SFAS 144 in 2002. There was no impairment during fiscal 2002.

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections (SFAS 145). SFAS 145 rescinds SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt (SFAS 4), SFAS No. 44, Accounting for Intangible Assets of Motor Carriers (SFAS 44) and amends SFAS No. 13, Accounting for Leases (SFAS 13). This statement updates, clarifies and simplifies existing accounting pronouncements. As a result of rescinding SFAS 4 and SFAS 64, the criteria in APB Opinion No. 30, Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and infrequently Occurring Events and Transactions, will be used to classify gains and losses from extinguishment of debt. SFAS 44 was no longer necessary because the transitions under the Motor Carrier Act of 1980 were completed. SFAS 13 was amended to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transaction and makes technical corrections to existing pronouncements. The provisions of SFAS 145 are effective for fiscal years beginning after May 15, 2002, with earlier application encouraged. The Company will adopt SFAS 145 effective January 1, 2003. Management believes the adoption of SFAS 145 will not have a material impact on the Company’s financial position.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), which addresses the recognition, measurement, and reporting of costs associated with exit or disposal activities, and supercedes Emerging issues Task Force Issue No. 94-3. Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) (EITF 94-3). The principal difference between SFAS 146 and EITF 94-3 relates to the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS 146 requires that a liability for a cost associated with an exit or disposal activity, including those related to employee termination benefits and obligations under operating leases and other contracts, be recognized when the liability is incurred, and not necessarily the date of an entity’s commitment to an exit plan, as under EITF 94-3. SFAS 146 also establishes that the initial measurement of a liability recognized under SFAS 146 based on fair value. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company will adopt SFAS 146 effective January 1, 2003. Management believes the adoption of SFAS 146 will not have a material impact on the Company’s financial position.

In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including indirect Guarantees for Indebtedness of Others (FIN 45). FIN 45 requires a guarantor to recognize a liability, at the inception of the guarantee, for the fair value of obligations it has undertaken in issuing the guarantee and also include more detailed disclosures with respect to guarantees. FIN 45 is effective on a prospective basis for guarantees issued or modified starting January 1, 2003 and requires the additional disclosures in its interim and annual financial statements effective for the period ending December 31, 2002. The Company will adopt the initial recognition and initial measurement provisions of FIN 45 effective January 1, 2003, and does not expect that the provisions of FIN 45 will have a material impact on the Company’s results of operations or financial position.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure – an amendment of FASB Statement No. 123 Accounting for Stock-Based Compensation to provide alternative methods for a change to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure requirements of SFAS No. 123 to require disclosures in both annual and interim financial statements of the method of accounting for stock-based employee compensation and the effect the method used had on reported results. The Company adopted the annual disclosure requirement on December 31, 2002.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement clarifies financial accounting and reporting for derivative instruments and hedging activities. SFAS 149 requires that contracts with comparable characteristics be accounted for similarly. This statement is effective for contracts entered into or modified after June 30, 2003. Management believes adoption of SFAS 149 will not have an impact on the Company.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management believes adoption of SFAS 150 will not have an impact on the Company.

(3) Inventories

Inventories consist of the following at:

	December 31
	2002	2001
Raw materials	$ 1,520,428	$ 1,400,708
Work in process	204,679	384,491
Finished goods	5,751,100	8,696,035
Net inventory	$ 7,476,207	$ 10,481,234

(4) Intangible Asset

Intangible asset subject to amortization consist of the following at:

	December 31
	2002	2001
Non compete agreements	$ 2,000,000	$ 2,000,000
Less accumulated amortization	1,699,999	1,299,999
	$ 300,001	$ 700,001

Amortization expense for 2002 and 2001 was $400,000; estimated amortization expense for the year ending December 31, 2003 is $300,001.

(5) Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. As a result of the adoption, goodwill is no longer being amortized, but is subject to annual impairment reviews, or more frequent reviews if events or circumstances indicate there may be an impairment. The Company groups and evaluates for goodwill impairment at the reporting level annually, or whenever events or circumstances indicate there may be an impairment. When evaluating goodwill for potential impairment, the Company first compares the fair value of the reporting unit, based on estimated future discounted cash flows, with its carrying amount. If the estimated fair value of the reporting unit is less than its carrying amount, an impairment loss calculation is prepared. The impairment loss calculation compares the implied fair value of reporting unit goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess. Upon adoption, the Company performed the required implementation impairment review, which resulted in no impairment charge. In September 2002, the Company reassessed the carrying value and determined goodwill was impaired by $6,407,500. At December 31, 2002, the Company also re-performed its goodwill impairment test, and concluded there was no further impairment of goodwill.

Detail changes in the carrying amount of goodwill are summarized in the following table:

	December 31
	2002	2001
Cost	$ 10,800,000	$ 10,800,000
Less accumulated amortization	877,500	877,500
	9,922,500	9,922,500
Less impairment loss	6,407,500	—
	$ 3,515,000	$ 9,922,500

The following summary details the after-tax impact, on a pro forma basis, of discontinuing the amortization of goodwill on net losses and loss per common share (EPS) for the respective years:

	December 31
	2002	2001
Net Loss:
As reported	$ (4,998,411)	$ (9,191,754)
Goodwill amortization	—	270,000
As adjusted	(4,998,411)	(8,921,754)
Basic EPS:
As reported	$ (0.09)	$ (0.17)
As adjusted	(0.09)	(0.17)

(6) Property and Equipment

Property and equipment consist of the following at:

	December 31
	2002	2001
Machinery and equipment	$ 1,129,077	$ 2,000,663
Computer equipment and software	715,372	1,332,527
Furniture and fixtures	407,637	775,425
Leasehold improvements	1,255,929	1,256,732
	3,508,015	5,365,347
Less accumulated depreciation and amortization	(1,719,700)	(3,116,005)
	$ 1,788,315	$ 2,249,342

Depreciation expense recorded by the Company amounted to $507,368 and $594,233 for the years ended December 31, 2002 and 2001, respectively.

(7) Accrued Liabilities

Accrued liabilities consist of the following at:

	December 31
	2002	2001
Accrued trade creditors	$ 1,167,594	$ 966,574
Accrued accounts payable	303,935	49,012
Accrued salaries and commissions	195,055	158,496
Accrued 401(k)	65,835	153,535
Accrued legal	137,900	222,499
Accrued bonuses	215,335	—
Other	413,649	1,101,540
	$ 2,499,303	$ 2,651,656

(8) Warranties

The Company offers a free one-year warranty on all products. Extended warranties are available to customers at an additional cost. The Company provides for warranties based on historical claim experience. The accrued warranties represent unasserted warranty claims at December 31, 2002 and 2001, respectively. Current changes in warranty accrual are as follows:

2002
Beginning balance	$ 2,515,933
Costs incurred	(1,982,216)
Changes in accrual based on warranties issued in 2002	1,224,272
Changes in accrual based on pre-existing warranties	(81,191)
Ending balance	$ 1,676,798

(9) Income Taxes

Following is a reconciliation of the federal statutory rate to the Company’s effective tax rate:

	Years ended December 31
	2002	2001
Tax provision at statutory rate	34.00%	34.00%
State and local taxes, net of federal benefit	0.00	0.00
Nondeductible goodwill amortization & impairment	(43.58)	(1.00)
Change in federal valuation allowance	9.58	(33.00)
Other
Effective tax rate	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31
	2002	2001
Deferred tax assets:
Net operating loss carryforwards	$ 6,762,593	$ 7,552,168
Allowances for doubtful accounts	1,096,648	934,338
Other reserves and allowances	1,455,976	1,589,966
Other	9,363
	9,324,580	10,076,472
Deferred tax liability:
Fixed and intangible assets, principally attributable to differences in depreciation and amortization methods	(69,716)	(195,167)
Other		(11,076)
	(69,716)	(206,243)

Valuation allowance	(9,254,864)	(9,870,229)

Net deferred tax liability	$ —	$ —

For federal income tax purposes, as of the December 31, 2002, the Company had net operating loss carryforwards of approximately $15,700,000, with expiration dates through 2022. The Company is a member of a US consolidated tax return. A portion of the losses of the Company were available to offset taxable income of other members of the consolidated group. The loss carryforwards disclosed herein represent the Company's losses as if it filed separate returns. No deferred tax benefit has been recognized for the net operating losses and other deductible temporary differences because, under the separate return method, the company would not have been able to recognize the benefit. The ultimate utilization of these net operating loss carryforwards is subject to the limitation under Internal Revenue Code Section 382 based on changes in the Company's ownership.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. A full valuation allowance has been recorded against the gross deferred tax asset since, based upon the level of historical taxable income and projections for future taxable income over the periods that the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences.

The valuation allowance increased (decreased) by ($615,315) and $4,048,394 during the years ended December 31, 2002 and 2001, respectively. The valuation allowance as of December 31, 2002, includes a tax effect of approximately $223,000 attributable to deductions associated with employee stock option plans, the benefit of which will be recorded as an increase to paid-in capital when realized or recognized.

(10) Transactions with Elan

The financial statements include allocations of certain expenses incurred by Elan on behalf of the Company, including insurance, legal, tax, and certain general and administrative services. All of the allocations and estimates in the financial statements are based upon assumptions that the Company’s and Elan’s management believe to be reasonable reflections of the cost of services provided or benefit received by the Company. Allocations are based on estimated personnel, travel, and insurance costs as well as other expenses. Allocated costs included in the accompanying statements of operations are as follows:

	Years ended December 31
	2002	2001
Insurance	$ 600,481	$ 383,951
Legal	12,562	62,764
General and administrative	435,603	319,639
	$ 1,048,646	$ 766,354

For the years ended, the Company had the following transactions with Elan:

	2002	2001
Amounts remitted to Elan	$ 3,386,621	$ 1,105,367
Management fee and insurance allocated by Elan	1,048,646	1,752,237
Contributed capital	14,776,902	—
Other	203,091	62,764

Amounts remitted to Elan have been recorded in the Company’s financial statements within balances with affiliates. Balances with affiliates reflect the right of offset that exists between the Company and its affiliates.

(11) Contributed Capital

During 2002, the Company’s advances from Elan was reclassified as equity. The result of this reclassification is a reduction in due to affiliate (long-term) and an increase in additional paid-in capital of $14,776,902.

(12) 401(k) Plan

Elan provides a defined contribution 401(k) plan (the "Plan") for the Company, covering all employees after minimum eligibility requirements have been met.

In accordance with the Plan, eligible employees may contribute up to 20% of their salaries to the Plan. The Company contributes an equal match for the first $1,500 of the employee’s contribution and a 50% match on the next $500 of the employee’s contribution. Contributions by the Company to the Plan amounted to $232,536 and $227,715 for the years ended December 31, 2002 and 2001, respectively.

(13) Sale of the Company

On December 9, 2002, the Company entered into an agreement with Novitron International, Inc. (Novitron). Novitron agreed to purchase all assets used primarily in or necessary for the conduct of the Company’s business for $14,600,000 (subject to certain adjustments) plus assume contracts and liabilities, known or unknown. On April 29, 2003, the Company completed the sale and received $7,500,000 from Novitron. Novitron will continue the Company’s business under the trade name "Clinical Data". The final purchase price adjustment will occur within ninety days after the closing date.

(14) Commitments

The Company leases its office and laboratory facility under an operating lease. In addition, the Company leases certain office equipment and vehicles. Rental expense amounted to $810,578, and $883,479 for the years ended December 31, 2002 and 2001, respectively.

Future minimum lease payments under the operating leases at December 31, 2002 are as follows:

2003	$631,124
2004	378,144
2005	310,699
2006	299,015
2007 and after	705,074
Total minimum lease payments	$ 2,324,056

The Company does not have any outstanding capital lease obligations as of December 31, 2002.

On April 1, 2001, the Company entered into an agreement with the Physician Sales and Service Division of PSS Work Medical Inc. (PSS). Under the agreement, the Company participates in the PSS "Can Do" programs as the sole and exclusive chemistry member for an annual fee. As a participant of the Can Do programs, the Company is entitled to participate with PSS, participate in the National Sales Meetings and Rededication Meetings and obtain sales and marketing support. The annual fee is $400,000 for 2002, $450,000 for 2003 and $500,000 for 2004. The original three-year contract term was amended to be effective through April 1, 2007. Either party may terminate earlier if the other party becomes insolvent or seeks protection under bankruptcy, receivership, trust deed, creditor arrangement, etc., or if any such proceedings is instituted against the other and not dismissed within ninety days.

The Company has an agreement with Biomerieux that required the Company to advance $434,000 within thirty days of Federal Drug Administration (FDA) approval of PSA. The advance occurred in February 2002. Upon FDA approval of PSA, Biomerieux will repay the advance to the Company through the quarterly payment of royalties of $.0045 per sale of PSA to Physician’s Office Laboratories. During 2002, the Company received $9,800 in royalties. The remaining balance of $423,699 is classified within other non current assets.

(15) Deferred Service Revenue

The Company has deferred service contract revenues which are deferred over the life of the contract and taken to income on a straight-line basis. Expected revenues on the service contracts for the next five years are as follows:

2003	$ 2,678,879
2004	433,604
2005	240,142
2006	72,658
2007	9,032
$ 3,434,315

(16) Stock Option Plans

Certain employees of the Company have been granted options for the purchase of Elan ordinary shares under Elan stock option plans (the Plans). Options under the Plans are granted at fair market value on the date of the grant and are generally exercisable over the vesting period of 1-5 years from the date of grant. Under the Plans, non-qualified stock options or incentive stock options may be granted to Elan’s or its subsidiaries’ employees, as defined. The Board of Directors of Elan administers the Plans, selects the individuals to whom options will be granted and determines the number of ordinary shares and exercise price of each option.

The following table reflects activity and weighted average exercise prices of stock options granted to Company employees under the Plans for the years ended December 31, 2002 and 2001:

	Shares	Weighted average exercise price
Outstanding at December 31, 2000	853,635	$ 34.76
Options granted	66,100	52.65
Options exercised	(32,957)	17.35
Options cancelled	(232,385)	36.51
Outstanding at December 31, 2001	654,393	36.83
Options granted	99,290	10.58
Options exercised	(19,550)	9.09
Options cancelled	(200,775)	35.77
Outstanding at December 31, 2002	533,358	33.35
Options exercisable at December 31, 2000	50,433	13.71
Options exercisable at December 31, 2001	58,327	19.57
Options exercisable at December 31, 2002	173,488	35.80

Following is a summary of the stock options outstanding and exercisable as of December 31, 2002:

	Options outstanding			Options exercisable
	Number outstanding	Weighted Average Remaining life (in years)	Weighted Average Exercise price	Number exerciseable	Weighted Average Exercise price
Range of Exercise Prices:
$0 - $10.00	29,250	9.7	$ 2.21	—	$ 0.00
$10.01 - $20.00	65,220	9.2	14.07	—	0.00
$20.01 - $30.00	49,334	5.4	25.44	36,959	24.51
$30.01 - $40.00	332,580	6.4	37.86	126,355	37.64
$40.01 - $50.00	19,000	8.8	45.40	1,375	48.96
$50.01 - $60.00	37,974	8.2	55.24	8,799	54.73
Total	533,358		$ 33.35	173,488	$ 35.80

The fair value of each option grant was estimated using the Black-Scholes Pricing Model with the following assumptions:

	Years ended December 31,
	2002	2001
Dividend yields	0.00%	0.00%
Expected volatility	91.00%	46.99%
Risk free interest rate	1.62%	3.47%
Expected life (in years)	6.6	3.6

(17) Contingencies

In the normal course of business, the Company is party to various legal claims, actions and complaints, including matters involving patent infringement and other intellectual property claims and various other risks. It is not possible to predict with certainty whether or not the Company will ultimately be successful in any of these legal matters or, if not, what the impact might be. However, the Company’s management does not expect that the results in any of these legal proceedings will have a material adverse effect on the Company’s results of operations, financial position or cash flows.

In February 2002, the Company received a subpoena for the production of documents from the SEC. The Company has been cooperating with the SEC in responding to the subpoena. The Company believes that its conduct is lawful, but at this stage, cannot predict the likelihood and any outcome.

___________________________________________

ANNEX P

ELAN DIAGNOSTICS, INC.
Unaudited Financial Statements

March 28, 2003 and March 29, 2002

ELAN DIAGNOSTICS, INC.

Unaudited Balance Sheet

March 28, 2003

March 28, 2003
Assets
Current Assets:

Cash
$4,492
Trade accounts receivable, less allowance for doubtful accounts of    $260,483 at March 28, 2003
4,954,302
Inventory
6,308,369
Due from affiliates
3,815,273
Prepaid expenses
137,407
Other current assets
315,020
Total current assets
15,534,863

Property and equipment, net:
1,670,077
Intangibles
200,001
Goodwill
3,515,000
Long-term accounts receivable
1,665,294
Other assets
331,327
Total Assets	$22,916,562

See accompanying notes to financial statements.

ELAN DIAGNOSTICS, INC.

Unaudited Balance Sheet

March 28, 2003

March 28, 2003
Liabilities and Stockholder’s Equity (Deficit)
Current Liabilities:

Accounts payable
$ 977,294
Accrued expenses
1,971,867
Accrued warranties
760,997
Deferred interest income
117,145
Deferred revenue
1,901,924
Total current liabilities
5,729,227

Accrued warranties
688,760
Deferred interest income
175,372
Deferred revenue
695,352
Due to affiliates
12,800,000
Total liabilities
20,088,711

Stockholder’s Equity (Deficit):

Common stock, $0.01 par value per share

Issued and outstanding 52,710,600 shares
527,106
Additional paid-in-capital
41,315,041
Accumulated deficit
(39,014,296)
Total stockholder’s equity (deficit)
2,827,851

Total liabilities and stockholder’s equity (deficit)
$22,916,562

See accompanying notes to financial statements.

ELAN DIAGNOSTICS, INC.

Unaudited Statements of Operations

Three Months Ended March 28, 2003 and March 29, 2002

March 28, 2003	March 29, 2002
Net sales
$ 7,006,958	$7,835,747
Cost of goods sold
(3,744,238)	(4,382,764)
Gross profit
3,262,720	3,452,983

Sales and marketing expense
(1,568,704)	(1,787,205)
Research and development expense
(246,571)	(227,475)
General and administrative expense
(760,940)	(730,298)
Interest income
48,734	50,645
Income from operations
735,239	758,650

Income tax expense
-	-
Net income
$735,239	$758,650

See accompanying notes to financial statements

ELAN DIAGNOSTICS, INC.

Unaudited Statements of Cash Flows

Three Months Ended March 28, 2003 and March 29, 2002

	March 28, 2003	March 29, 2002
Operating activities:
Net income
	$ 835,239	$758,650
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization
	219,865	242,276
Changes in assets and liabilities:

   Decrease (increase) in accounts receivable, net
	423,948	(209,113)
   Decrease (increase) in inventory
	1,167,838	984,337
   Decrease (increase) in other assets
	102,002	(298,841)
   Decrease (increase) in due from/to affiliates-current
	(196,139)	-
   (Decrease) increase in accounts payable
	(593,373)	519,916
   (Decrease) increase in accrued expenses
	(527,435)	292,653
   (Decrease) increase in accrued warranties
	(227,041)	(183,356)
   (Decrease) increase deferred interest income
	(50,242)	(115,703)
   (Decrease) increase in deferred revenue
	(837,040)	(36,884)
        Net cash provided by operating activities
	217,622	1,953,935
Investing activities:
Purchases of property and equipment
	(1,626)	(14,757)
        Net cash used in investing activities
	(1,626)	(14,757)
Cash flows from financing activities:
Proceeds/(payments) from/to affiliates
	(462,831)	(3,132,543)
        Net cash used in financing activities
	(462,831)	(3,132,543)
Net decrease in cash	(246,835)	(1,193,365)

Cash at beginning of period	251,327	1,871,600
Cash at end of period	$ 4,492	$678,235

See accompanying notes to financial statements.

ELAN DIAGNOSTICS, INC.

Notes to Unaudited Financial Statements

March 28, 2003 and March 29, 2002

(1) Summary of Significant Accounting Policies

(a) Description of Business

Elan Diagnostics, Inc. (the Company) is a supplier of instrumentation, reagents, and support resources predominately to the physician’s office laboratory market in the United States. The Company is a wholly owned subsidiary of Elan Corporation plc (Elan), a biopharmaceutical company headquartered in Ireland.

(b) Basis of Presentation

The financial statements in this report at March 31, 2003 and 2002 have been prepared in accordance with accounting principles generally accepted in the United States of America. These financial statements reflect all adjustments that, in the opinion of management, are necessary for the fair presentation of the results for all periods presented.

The accompanying financial statements have been prepared as if the Company had operated as a separate stand – alone entity for all periods presented. The financial statements include allocations of certain expenses incurred by Elan on behalf of the Company, including insurance, legal, tax, and certain general administrative services. Management believes the methods used to allocate the costs and expenses are reasonable; however, such allocated amounts may or may not necessarily be indicative of actual expenses that would have been incurred had the Company operated independently of Elan.

(c) Inventories

Inventories are stated at lower of cost (first-in, first-out method) or market.

(d) Earnings Per Share

Basic and diluted earnings per share is computed by dividing net loss by the weighted average number of common shares outstanding. Dilutive earnings per share is computed by dividing net income by the weighted average number of common shares outstanding plus potentially dilutive shares for the portion of the year they were outstanding. For each of the periods presented, there were no potentially dilutive common shares and the weighted average number of common shares outstanding was 52,710,600.

(e) Segment Reporting

The Company currently operates in one reportable business segment. Substantially all of the Company’s services and products are provided within the United States, and substantially all of the Company’s assets are located within the United States.

(2) Inventories

        Inventories consist of the following at:

March 28, 2003
Raw materials	$1,230,360
Work-in-process	116,843
Finished Goods	4,961,166
$6,308,369

(3) Property and Equipment

        Property and equipment consist of the following at:

March 28, 2003
Leasehold improvements	$1,255,929
Machinery and equipment	1,129,077
Computer equipment and software	716,998
Furniture & fixtures	407,637
3,509,641
Less: accumulated depreciation	(1,839,564)
$1,670,077

(4) Contributed Capital

During 2002, the Company’s advances from Elan were reclassified as equity. The result of this reclassification is a reduction in due to affiliate (long-term) and an increase in additional paid-in capital of $14,776,902.

(5) Subsequent Event

On December 9, 2002, the Company entered into an agreement with Novitron International, Inc. (Novitron). Novitron agreed to purchase all assets used primarily in or necessary for the conduct of the Company’s business for $14,600,000 (subject to certain adjustments) plus assume contracts and liabilities, known or unknown. On April 29, 2003, the Company completed the sale and received $7,500,000 from Novitron. Novitron will continue the Company’s business under the trade name "Clinical Data". The final purchase price adjustment will occur within ninety days after the closing date.

______________________________

ANNEX Q

GROUP PRACTICE SERVICES INCORPORATED
AND SUBSIDIARIES

(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Financial Statements
December 31, 2002 and 2001

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors and Stockholders
Group Practice Services Incorporated:

We have audited the accompanying consolidated balance sheets of Group Practice Services Incorporated (formerly Clinical Chemistry Holdings, Inc.) and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Group Practice Services Incorporated and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Roanoke, Virginia
March 28, 2003

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current Assets:

Cash
	$518,430	$498,053
Trade accounts receivable, less allowance for doubtful accounts of $310,157 at December 31, 2002 and $123,222 at December 31, 2001
	1,293,232	472,619
Receivables from affiliated companies
	62,104	-
Inventories
	259,095	105,969
Income taxes refundable
	5,229	35,418
Other current assets
	115,755	9,058
Total current assets
	2,253,845	1,121,117

Property and equipment:

Machinery and equipment
	1,323,253	1,005,022
Furniture, fixtures and office equipment
	17,939	9,274
	1,341,192	1,014,296
Less: accumulated depreciation
	982,401	653,988
Net property and equipment
	358,791	360,308

Goodwill
	1,130,306	-
Investments in affiliated companies
	25,148	222,223
Other assets
	31,510	30,584
Total Assets	$3,799,600	$1,734,232

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Balance Sheets

December 31, 2002 and 2001

	2002	2001
Liabilities and Stockholders’ Equity
Current Liabilities:

Credit line payable to stockholder
	$963,550	$ -
Note payable to affiliated company
	361,097	-
Trade accounts payable
	905,245	165,482
Payables to affiliated companies
	-	95,752
Accrued expenses
	119,963	27,937
Deferred revenue
	33,641	-
Total current liabilities
	2,383,496	289,171

Capitalized lease obligations
	-	-

Stockholders’ equity:

Series A convertible preferred stock, $0.001 par value (aggregate liquidation preferences $100,000); authorized 100,000 shares, issued and outstanding 51,852 shares
	52	52
Preferred stock, $0.001 par value; authorized 100,000 shares, no shares issued and outstanding
	-	-
Common stock, $0.001 par value; authorized 300,000 shares, issued and outstanding 9,955 shares
	10	10
Additional paid-in capital
	1,602,086	1,520,850
Accumulated deficit
	(186,044)	(75,851)
Total stockholders’ equity
	1,416,104	1,445,061
Commitments and contingencies

Total liabilities and stockholders’ equity
	$3,799,600	$1,734,232

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Operations

For the Years ended December 31, 2002 and 2001

2002	2001

Net sales
$5,182,994	$3,715,639
Cost of goods sold
2,391,635	1,716,598
Gross profit
2,791,359	1,999,041

Selling, general and administrative expenses
2,672,602	2,193,824
Merger related expenses
20,249	-
Income from operations
98,508	(194,783)

Other income (expense):

Interest income
369	3,963
Interest expense
(61,720)	-
Loss on liquidation of investment in affiliated company
(101,127)	-
Other
(28,785)	27,339
Loss before income taxes
(92,755)	(163,481)
Income tax expense
17,438	-

Net income (loss)
$(110,193)	$(163,481)

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Stockholders’ Equity

For the Years ended December 31, 2002 and 2001

	Series A Convertible Preferred Stock	CommonStock	Additional Paid-in Capital	Retained Earnings Accumulated Deficit	Total Stockholders’ Equity

Balances at December 31, 2000	$52	$10	$1,520,850	$87,630	$1,608,542
Net loss	-	-	-	(163,481)	(163,481)
Balances at December 31, 2001	52	10	1,520,850	(75,851)	1,445,061
Net loss	-	-	-	(110,193)	(110,193)
Excess of book value over sales price of net assets sold to affiliated company	-	-	81,236	-	81,236
Balances at December 31, 2002	$52	$10	$1,602,086	$(186,044)	$1,416,014

See accompanying notes to financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES

(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Consolidated Statements of Cash Flows

For the Years ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net loss	$(110,193)	$(163,481)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation
	169,130	245,152
Loss on liquidation of investment in affiliated company
	101,127	-
Loss (gain) on sale of equipment
	27,877	(17,227)
(Increase) decrease in:
Trade accounts receivable, net
	294,944	299,331
Receivables from affiliated companies
	(62,104)	-
Inventories
	(47,854)	73,971
Income taxes refundable
	30,189	-
Other current assets
	77,349	(34,263)
Other assets
	(926)	7,958
Increase (decrease) in:

Trade accounts payable
	(160,449)	66,082
Payables to affiliated companies
	(95,752)	95,752
Accrued expenses
	9,611	(38,258)
Deferred revenue
	(6,791)	-
Net cash provided by operating activities
	226,167	535,020
Cash flows from investing activities:
Acquisition of property and equipment
	(175,144)	(57,845)
Proceeds from sale of property and equipment
	77,232	23,431
Proceeds from liquidation of investment in affiliated company
	95,948	-
Acquisition of business, net of cash received
	(1,167,376)	-
Net cash used in investing activities
	(1,169,340)	(34,414)
Cash flows from financing activities:

Proceeds from credit line payable to stockholder
	1,250,000	-
Payments on credit line payable to stockholder
	(286,450)	-
Proceeds from capitalized leases

Decrease in bank overdraft
	-	(2,553)
Net cash provided by (used in) financing activities
	963,550	(2,553)
Net (decrease) increase in cash
	20,377	498,053

Cash at beginning of year
	498,053	-
Cash at end of year
	$518,430	$498,053
Supplemental disclosures of cash flows information:

Cash received during the year for income taxes
	$(12,751)	-
Noncash transactions:

Effective September 1, 2002, the Company purchased trade accounts receivable of $721,776, inventory of $150,281, and property and equipment with a net book value of $81,226 from an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note payable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as an increase to additional paid-in capital of $81,236.

See accompanying notes to financial statements.

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2002 and 2001

(1) Description of Business and Summary of Significant Accounting Policies

(a) Structure

Clinical Chemistry Holdings, Inc. (CCH) was originally formed to provide administrative services to, and to hold the operations of, the following subsidiaries: Biofix (a Delaware corporation which provides equipment maintenance services), Bioclinical Concepts (a laboratory management company), Landmark Asia (a sales and marketing company), and Landmark Export. Effective June 30, 2002, CCH changed its name to Group Practice Services Incorporated (GPSI) in conjunction with the acquisition of the net assets and operations of Group Practice Services Corporation (GPSC) (see note 2).

(b) Description of Business

GPSI and its subsidiaries (the Company) provide a fully integrated clinical laboratory management capability package, including sales and resales of diagnostic equipment; reagent rental agreements; sales of reagents, parts, and supplies used in laboratories; and biomedical equipment maintenance. Most of the Company’s sales are to customers located in the Southeastern and Midwestern United States.

(c) Principles of Consolidation

The consolidated financial statements include the accounts of GPSI and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(d) Inventories

Inventories consist of new and refurbished equipment, parts, reagents and chemistry supplies, and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(e) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company reviews its allowance for doubtful accounts monthly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(f) Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is calculated for financial reporting purposes on the straight-line method over the estimated useful lives of the assets, which range from two to five years.

(g) Goodwill

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of June 30, 2002, in connection with the acquisition of GPSC (see note 2). Under SFAS No. 142, goodwill is not amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

(h) Impairment or Disposal of Long-Lived Assets

The Company accounts for the impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of. SFAS No. 144 also changes the criteria for classifying an asset as held for sale; and broadens the scope of businesses to be disposed of that qualify for reporting as discounted operations and changes the timing of recognizing losses on such operations. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not affect the Company’s consolidated financial statements.

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the assets exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and no longer depreciated.

Prior to the adoption of SFAS No. 144, the Company accounted for long-lived assets in accordance with SFAS No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.

(i) Investments in Affiliated Companies

At December 31, 2002 and 2001, investments in affiliated companies represents investments in companies affiliated through common ownership which are accounted for at cost. During 2002, one of the affiliated companies was liquidated. The Company received $95,948 as its share of the proceeds of the liquidation and recorded a loss on the liquidation of $101,127.

(j) Revenue Recognition

Sales are recognized on the accrual basis at the time services are performed or at the time equipment, reagents and parts are shipped to the customer, based on shipping terms.

(k) Product Warranty Costs

The Company generally warrants its products against certain manufacturing and other defects. These products warranties are provided for specific periods of time and/or usage of the product depending on the nature of the product, the geographic location of its sale and other factors.

(l) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(m) Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reporting of revenues and expenses during the reporting period to prepare the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(n) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The Company is currently evaluating the impact of FIN No. 45 on its consolidated financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The Company is currently evaluating the impact of FIN No. 46 on its consolidated financial position, results of operations and liquidity.

As of December 31, 2002, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its consolidated financial position, operating results or financial statement disclosures.

(2) Business Combination

On June 30, 2002, the Company purchased substantially all of the assets and liabilities of GPSC, which expanded the Company’s geographical region into the Midwestern United States. The results of GPSC’s operations have been included in the consolidated financial statements since that date. The Company paid cash of $1,520,985 for the net assets acquired, including acquisition costs of $73,919. The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

(3) Leases

The Company has several noncancelable operating leases for office and warehouse space and vehicles that expire in 2003. These leases generally contain renewal options for periods ranging from three to five years and require the Company to pay all executory costs such as maintenance and insurance. Future minimum lease payments under these leases are $31,507, all of which are payable in 2003.

Rental expense for operating leases was approximately $32,000 and $68,000 for the years ended December 31, 2002 and 2001, respectively.

The Company leases diagnostic equipment to various laboratory customers under cancellable operating leases. The typical lease term is 3 years; however, the lease may be terminated by either party upon 90 days written notice. The net book value of this equipment totals $311,427 at December 31, 2002 and $178,602 at December 31, 2001, and is included in machinery and equipment. Rental income for the cancellable operating leases was approximately $322,000 and $473,000 for the years ended December 31, 2002 and 2001, respectively. The lessee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property.

(4) Income Taxes

There is no income tax benefit recognized for the years ended December 31, 2002 and 2001 due to the net losses combined with no current ability to confirm recovery of the benefits of these losses. Income tax expense for the year ended December 31, 2002 represents the difference between estimated refunds of income taxes and actual refunds of income taxes received.

Income tax expense (benefit) for financial reporting purposes differs from the amount determined by applying the federal statutory rate of 34% to income (loss) before income taxes due primarily to the effect of state income taxes and the change in the valuation allowance for deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2002 and 2001 are presented below:

The valuation allowance for deferred tax assets as of December 31, 2002 and 2001 was $447,007 and $306,207, respectively. The net change in the total valuation allowance was an increase of $140,800 and $28,987 for the years ended December 31, 2002 and 2001, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

At December 31, 2002, the Company has net operating loss carryforwards for income tax purposes of $843,104 which are available to offset future taxable income. If not utilized, these loss carryforwards will expire as follows:

(5) Preferred Stock

As of December 31, 2002, the Company has authorized 200,000 shares of preferred stock. The articles of incorporation grant the authority to the board of directors, by resolution or resolutions, to designate the preferences, limitations, voting rights and relative rights in respect to preferred stock. As of December 31, 2002 and 2001, 100,000 shares of preferred stock had been designated as Series A convertible preferred stock, of which 51,852 shares were outstanding.

The Series A convertible preferred shares are convertible at any time into shares of common stock on a one-for-one basis. The preferred shares will automatically convert into common stock (i) in the event that the holders of at least 60% of the issued and outstanding shares of preferred stock consent in writing to such conversion or (ii) immediately after the closing of a firm commitment for a public offering of the Company’s common stock in which the aggregate price paid for the shares by the public is at least $10,000,000 before deduction of commissions and underwriting expenses.

Dividends on the Series A convertible preferred stock are noncumulative and payable only upon declaration by the Company’s board of directors. Upon declaration by the board of directors, dividends are payable at the rate equal to the greater of (i) 8% per share per annum of the original price and (ii) if dividends are declared with respect to common stock, the per share amount of dividends declared on the common stock allocable to the Series A preferred stock calculated as if the preferred shares had been converted immediately prior to the declaration of such dividend.

(6) Related Party Transactions

On July 1, 2002, the Company’s majority stockholder (the lender) entered into a credit line arrangement with the Company in the maximum amount of $2,000,000. On July 2, 2002, in connection with the purchase of GPSC, the Company borrowed $1,250,000 against this credit line. Interest on the credit line accrues on the daily balance at 12% annually, and the Company may make payments of outstanding principal and interest periodically at its discretion, with such payments applied first to the outstanding interest balance and the remainder to any outstanding principal balance. All amounts of principal and interest are payable in full upon demand by the lender and are due, in any event, no later than June 30, 2004. The credit line is secured by substantially all of the assets and interests of the Company.

Effective September 1, 2002, the Company purchased trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 from an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note payable for $361,097. The difference between the book value of the net assets acquired and the consideration paid to the affiliated company was recorded as an increase in additional paid-in capital of $81,236. The note payable is payable on demand, along with any accrued interest. The results of operations related to the product lines purchased have been included in the consolidated financial statements since the date of the purchase.

Receivables from affiliated companies includes $62,104 of advances to an affiliated company.

Payables to affiliated companies at December 31, 2001 includes trade account payables of $57,295 arising from purchases from an affiliated company and $38,457 of advances from an affiliated company.

(7) Business and Credit Concentrations

The Company sells products to customers primarily located in the Southeastern and Midwestern United States. The Company performs ongoing credit evaluations of customers and generally does not require collateral. The Company estimates an allowance for doubtful accounts based on the creditworthiness of its customers as well as general economic conditions. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts.

For the year ended December 31, 2002, the Company had net sales to five customers, each of which accounted for more than 5% of net sales, aggregating approximately $2,043,000 or 39% of net sales. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had six customers which accounted for approximately 38% of trade accounts receivable at December 31, 2002.

For the year ended December 31, 2001, the Company had net sales to ten customers, each of which accounted for more than 5% of net sales, aggregating approximately $3,338,000 or 90% of net sales. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had seven customers which accounted for approximately 48% of trade accounts receivable at December 31, 2001.

(8) Contingencies

The Company has received a draft Agreement and Plan of Merger (the Agreement) from a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. The majority shareholder of the Company is also a significant shareholder of the buyer. During the year ended December 31, 2002, the Company incurred merger-related expenses totaling $20,246.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

_______________________

ANNEX R

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Financial Statements

March 31, 2003 and 2002

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Balance Sheets

March 31, 2003

2003
Assets
Current Assets:

Cash
$71,718
Trade accounts receivable, less allowance for doubtful accounts of $266,218 at March 31, 2003
1,332,023
Receivables from affiliated companies
105,782
Inventories
237,044
Income taxes refundable
43,456
Other current assets
67,387
Total current assets
1,857,410

Property and equipment:

Machinery and equipment
1,129,707
Furniture, fixtures and office equipment
44,308
1,174,015
Less: accumulated depreciation
851,769
Net property and equipment
322,246

Goodwill
1,139,095
Investments in affiliated companies
25,148
Other assets
108,137
Total Assets	$3,452,036

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Balance Sheets

March 31, 2003

2003
Liabilities and Stockholders’ Equity
Current Liabilities:

Credit line payable to stockholder
$618,604
Note payable to affiliated company
361,097
Trade accounts payable
902,485
Accrued expenses
122,831
Deferred revenue
33,641
Total current liabilities
2,038,658

Capitalized lease obligations
2,238

Stockholders’ equity:

  Series A convertible preferred stock, $0.001 par value (aggregate liquidation preferences $100,000); authorized 100,000   shares, issued and outstanding 51,852 shares
52
Preferred stock, $0.001 par value; authorized 100,000 shares, no shares issued and outstanding
-
Common stock, $0.001 par value; authorized 300,000 shares, issued and outstanding 9,955 shares
10
Additional paid-in capital
1,602,086
Accumulated deficit
(191,009)
        Total stockholders’ equity
1,411,140
Commitments and contingencies

Total liabilities and stockholders’ equity
$3,452,036

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Statements of Operations

Three Months Ended March 31, 2003 and 2002

	2003	2002
Net sales
	$1,572,924	$620,601
Cost of goods sold
	875,125	263,044
          Gross profit
	697,799	357,557

Selling, general and administrative expenses
	649,662	608,858
Merger related expenses
	36,232	-
Income (loss) from operations
	11,905	(251,301)

Other income (expense):

Interest expense to affiliated companies
	(16,870)	-
Loss on liquidation of investment in affiliated company	-	(101,127)
            Loss before income taxes
	(4,965)	(352,428)
Income tax expense
	-	-

Net loss
	$(4,965)	$(352,428)

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Statements of Cash Flows

Three Months Ended March 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net loss	$(4,965)	$(352,428)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation
	44,410	53,956
Loss on liquidation of investment in affiliated company	-	101,127
(Increase) decrease in:

  Trade accounts receivable, net
	(38,791)	131,834
  Receivables from affiliated companies
	(43,678)	-
  Inventories
	22,051	(22,509)
  Income taxes refundable
	(38,227)	-
  Other current assets
	48,368	(13,452)
  Other assets
	(85,416)	7,356
Increase (decrease) in:

  Trade accounts payable
	(2,760)	41,197
  Payables to affiliated companies
	-	(95,752)
  Accrued expenses
	2,868	(2,509)
Net cash used in operating activities
	(96,140)	(151,180)
Cash flows from investing activities:
Acquisition of property and equipment
	(7,864)	(59,237)
Proceeds from liquidation of investment in affiliated company
	-	95,948
Net cash provided by (used in) investing activities
	(7,864)	36,711
Cash flows from financing activities:
Payments on credit line payable to stockholder
	(344,946)	-
Proceeds from capitalized leases
	2,238	-
Net cash used in financing activities
	(342,708)	-
Net decrease in cash	(446,712)	(114,469)

Cash at beginning of period	518,430	498,053
Cash at end of period	$71,718	$383,584

See accompanying notes to consolidated financial statements.

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Notes to Unaudited Financial  Statements

March 31, 2003 and 2002

The accompanying unaudited consolidated financial statements of Group Practice Services, Inc. and Subsidiaries (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting information. Certain information normally included in footnote disclosures in financial statements prepared in accordance with generally accepted accounting principles was condensed or omitted pursuant to such rules and regulations. In management’s opinion, the consolidated financial statements and footnotes reflect all adjustments necessary to disclose adequately the Company’s financial position at March 31, 2003 and March 31, 2002 and for the three months then ended. Management suggests these condensed financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company’s audited financial statements for the year ended December 31, 2002 included herein as Exhibit 99.3.

(1) Description of Business and Summary of Significant Accounting Policies

(a) Structure

Clinical Chemistry Holdings, Inc. (CCH) was originally formed to provide administrative services to, and to hold the operations of, the following subsidiaries: Biofix (a Delaware corporation which provides equipment maintenance services), Bioclinical Concepts (a laboratory management company), Landmark Asia (a sales and marketing company), and Landmark Export (dissolved effective December 31, 2002). Effective June 30, 2002, CCH changed its name to Group Practice Services Incorporated (GPSI) in conjunction with the acquisition of the net assets and operations of Group Practice Services Corporation (GPSC) (see note 2).

(b) Principles of Consolidation

The consolidated financial statements include the accounts of GPSI and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(c) Inventories

Inventories consist of new and refurbished equipment, parts, reagents and chemistry supplies, and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(d) Investments in Affiliated Companies

At March 31, 2003 and 2002, investments in affiliated companies represent investments in companies affiliated through common ownership which are accounted for at cost. During 2002, one of the affiliated companies was liquidated. The Company received $95,948 as its share of the proceeds of the liquidation and recorded a loss on the liquidation of $101,127. There was no gain or loss upon the dissolution of Landmark Export.

(e) Goodwill

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of June 30, 2002, in connection with the acquisition of GPSC (see note 2). Under SFAS No. 142, goodwill is not amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

(f) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The adoption of FIN No. 45 did not impact the Company’s financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of FIN No. 46 did not impact the Company’s financial position, results of operations and liquidity.

As of March 31, 2003, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its consolidated financial position, operating results or financial statement disclosures.

(2) Business Combination

On June 30, 2002, the Company purchased substantially all of the assets and liabilities of GPSC, which expanded the Company’s geographical region into the Midwestern United States. The results of GPSC’s operations have been included in the consolidated financial statements since that date. The Company paid cash of $1,520,985 for the net assets acquired, including acquisition costs of $73,919. The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

Cash	$ 353,609
Trade accounts receivable	393,781
Property and equipment	16,342
Other assets	184,046
Goodwill	1,130,306
Total assets acquired	2,078,084
Trade accounts payable	434,252
Accrued expenses	82,415
Deferred revenue	40,432
Total liabilities assumed	557,099
Net assets acquired	$ 1,520,985

(3) Related Party Transactions

On July 1, 2002, the Company’s majority stockholder (the lender) entered into a credit line arrangement with the Company in the maximum amount of $2,000,000. On July 2, 2002, in connection with the purchase of GPSC, the Company borrowed $1,250,000 against this credit line. Interest on the credit line accrues on the daily balance at 12% annually, and the Company may make payments of outstanding principal and interest periodically at its discretion, with such payments applied first to the outstanding interest balance and the remainder to any outstanding principal balance. All amounts of principal and interest are payable in full upon demand by the lender and are due, in any event, no later than June 30, 2004. The credit line is secured by substantially all of the assets and interests of the Company.

Receivables from affiliated companies includes $105,872 of advances to an affiliated company.

(4) Contingencies

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

(5) Subsequent Event

On April 29, 2003 the Company was acquired by Novitron International, Inc. ("Novitron") whereby each share of the Company’s stock was exchanged for 2.42691 shares of Novitron’s Series A Nonvoting Convertible Preferred Stock.

__________________

ANNEX S

LANDMARK SCIENTIFIC, INC.

Financial Statements

December 31, 2002 and 2001

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report
The Board of Directors and Stockholders
Landmark Scientific, Inc.:

We have audited the accompanying balance sheets of Landmark Scientific, Inc. as of December 31, 2002 and 2001, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Landmark Scientific, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 1(f) to the financial statements, the Company changed its method of accounting for goodwill in 2002.

/s/KPMG LLP
Roanoke, Virginia
March 28, 2003

LANDMARK SCIENTIFIC, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current Assets:

Cash
	$61,432	$376,445
Trade accounts receivable, less allowance for doubtful accounts of $0 at December 31, 2002 and $50,798 at December 31, 2001
	65,842	204,427
Receivables from affiliated companies
	300,000	95,752
Note receivable from affiliated company
	361,097	-
Inventories
	447,905	372,275
Income taxes refundable
	11,883	70,923
Other current assets
	52,725	46
Total current assets
	1,300,884	1,119,868

Property and equipment:

Machinery and equipment
	32,268	271,225
Furniture, fixtures and office equipment
	3,052	3,052
	35,320	274,277
Less: accumulated depreciation
	31,194	145,696
Net property and equipment
	4,126	128,581

Intangible assets, net
	37,500	151,409
Total assets	$1,342,510	$1,399,858

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Liabilities and Stockholders’ Equity
Current Liabilities:

Current portion of long-term debt
	$ -	$ 4,846
Trade accounts payable
	204,649	194,018
Payables to affiliated companies
	64,420	-
Accrued expenses
	13,518	54,930
Total current liabilities
	282,587	253,794

Stockholders’ equity:    Common stock, no par value.    Authorized 50,000 shares;    Issued and outstanding 10,000 shares
	3,004,068	3,004,068
Accumulated deficit
	(1,944,145)	(1,858,004)
Total stockholders’ equity
	1,059,923	1,146,064

Commitments and contingencies

Total liabilities and stockholders’ equity
	$1,342,510	$1,399,858

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Operations

Years ended December 31, 2002 and 2001

2002	2001
Net sales
$ 1,946,161	$3,256,929
Cost of goods sold
1,265,329	2,080,488
Gross profit
680,832	1,176,441

Selling, general and administrative expenses
521,884	986,988
Merger related expenses
125,746	-
Income from operations
33,202	189,453

Other income (expense)
802	(20,662)
Income before income taxes and cumulative effect of a change in accounting principle
34,004	168,791
Income tax expense
-	-
Income before cumulative effect of a change in accounting principle
34,004	168,791
Cumulative effect of a change in accounting principle
(38,909)	-

Net income (loss)
$ (4,905)	$168,791

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Stockholders’ Equity

Years ended December 31, 2002 and 2001

Common Stock	Accumulated Deficit	Total Stockholders’ Equity
Balances at December 31, 2000
$3,004,068	$ (2,026,795)	$977,273
Net income
-	168,791	168,791
Balances at December 31, 2001
3,004,068	(1,858,004)	1,146,064
Excess of book value over sales price of net assets sold to affiliated company
-	(81,236)	(81,236)
Net loss
-	(4,905)	(4,905)
Balances at December 31, 2002
$3,004,068	$(1,944,145)	$1,059,923

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Statements of Cash Flows

Years ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net income (loss)	$ (4,905)	$168,791
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation
	38,521	52,259
Amortization of intangible assets
	75,000	152,820
(Gain) loss on sale/disposal of property and equipment	(802)	20,662
Cumulative effect of a change in accounting principle
	38,909	-
(Increase) decrease in:

  Trade accounts receivable
	(583,191)	106,487
  Receivables from affiliated companies
	(204,248)	(95,752)
  Inventories
	(180,911)	316,121
  Income taxes refundable
	59,040	(55,043)
  Other current assets
	(52,679)	73,664
Increase (decrease) in:

  Trade accounts payable
	476,591	(291,254)
  Payables to affiliated companies
	64,420	-
  Accrued expenses
	(41,412)	(3,374)
Net cash provided by (used in) operating activities
	(315,667)	445,381
Cash flows from investing activities:
Acquisition of property and equipment
	-	(12,162)
Proceeds from sale of property and equipment
	5,500	-
Net cash provided by (used in) investing activities
	5,500	(12,162)
Cash flows from financing activities:

Principal payments on long-term debt
	(4,846)	(156,974)
Net cash used in financing activities
	(4,846)	(156,974)
Net (decrease) increase in cash
	(315,013)	276,245

Cash at beginning of year	376,445	100,200
Cash at end of year	$61,432	376,445
Supplemental disclosures of cash flows information:
Cash (received) paid for: income taxes	$(59,040)	$55,043

Noncash transactions:
Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236.

See accompanying notes to financial statements.

LANDMARK SCIENTIFIC, INC.

Notes to Financial Statements

December 31, 2002 and 2001

(1) Summary of Significant Accounting Policies

(a) Description of Business

Landmark Scientific, Inc. (the Company) provides diagnostic equipment to medical laboratories. In addition, prior to September 1, 2002, it provided consumable and disposable products to these laboratories, which included items such as equipment parts, reagents, and diagnostic kits. Prior to September 1, 2002, the majority of the Company’s sales were to customers located in the Southeastern United States. Since that date, the Company’s sales are primarily to China. Export sales amounted to approximately $707,000 and $1,005,000 for the years ended December 31, 2002 and 2001, respectively.

(b) Inventories

Inventories consist primarily of laboratory equipment and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(c) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d) Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is calculated for financial reporting purposes on the straight-line method over the estimated useful lives of the assets which range from two to five years.

(e) Intangible Assets

Intangible assets consist of goodwill and a noncompete agreement. The noncompete agreement is amortized using the straight-line method over six years.

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of January 1, 2002. Under SFAS No. 142, goodwill is no longer amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

Prior to the adoption of SFAS No. 142, goodwill was amortized on a straight-line basis over the expected period to be benefited, 5 years, and assessed for recoverability by determining whether the amortization of the goodwill balance over its remaining life could be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, was measured based on projected discounted future operating cash flows using a discount rate reflecting the Company’s average cost of funds.

(f) Impairment or Disposal of Long-Lived Assets

The Company accounts for the impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of. SFAS No. 144 also changes the criteria for classifying an asset as held for sale; and broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such operations. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not affect the Company’s financial statements.

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and no longer depreciated.

Prior to the adoption of SFAS No. 144, the Company accounted for long-lived assets in accordance with SFAS No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.

(g) Revenue Recognition

Sales are recognized on the accrual basis at the time equipment, reagents, and parts are shipped to the customer, based on shipping terms.

(h) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(i) Product Warranty Costs

The Company generally warrants its products against certain manufacturing and other defects. These products warranties are provided for specific periods of time and/or usage of the product depending on the nature of the product, the geographic location of its sale and other factors. As of December 31, 2002 and 2001, the Company has accrued $18,154 and $35,768, respectively, for estimated product warranty claims. The accrued product warranty costs are based primarily on historical experience of actual warranty claims as well as current information on repair costs.

The following table provides the changes in the Company’s product warranties:

(j) Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reporting of revenues and expenses during the reporting period to prepare the financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(k) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The Company is currently evaluating the impact of FIN No. 45 on its financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The Company is currently evaluating the impact of FIN No. 46 on its financial position, results of operations and liquidity.

As of December 31, 2002, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its financial position, operating results or financial statement disclosures.

(2) Leases

The Company leases office and warehouse space under a noncancellable operating lease with an initial lease term in excess of one year. This lease expires on December 31, 2003 and future minimum lease payments under this lease are $44,232, all of which are payable in 2003. Rental expense under this operating lease was $44,232 in each of 2002 and 2001.

(3) Income Taxes

There is no provision for income taxes nor has any income tax expense (benefit) been recognized for the years ended December 31, 2002 and 2001 due to the utilization of net operating loss carryforwards.

Income tax expense (benefit) for financial reporting purposes differs from the amount determined by applying the federal statutory rate of 34% to income (loss) before income taxes due primarily to the effect of state income taxes and the change in the valuation allowance for deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2002 and 2001 are presented below:

The valuation allowance for deferred tax assets as of December 31, 2002 and 2001 was $294,803 and $339,713, respectively. The net change in the total valuation allowance was a decrease of $44,910 and $60,623 for the years ended December 31, 2002 and 2001, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

At December 31, 2002, the Company has a net operating loss carryforward for income tax purposes of approximately $184,000 available to offset future taxable income. If not utilized, this loss carryforward will expire in 2020.

(4) Related Party Transactions

Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236. The note receivable is payable on demand by the Company, along with any accrued interest. The results of operations related to the product lines sold have been excluded from the financial statements since the date of the sale.

At December 31, 2002, receivables from affiliated companies include a $300,000 advance made to an affiliated company. The Company also has $64,420 due to different affiliated companies for advances made to the Company.

At December 31, 2001, receivables from affiliated companies include trade receivables of $57,295 arising from sales to an affiliated company and $38,457 of advances to an affiliated company.

(5) Business and Credit Concentrations

The Company sells products to customers primarily located in the Southeastern United States and China. The Company performs ongoing credit evaluations of customers and generally does not require collateral. The Company estimates an allowance for doubtful accounts based on the credit worthiness of its customers as well as general economic conditions. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts.

For the year ended December 31, 2002, the Company had net sales to four customers, each of which accounted for more than 5% of net sales, aggregating approximately $780,000 or 40% of net sales. Of this amount, $124,000 represents sales to an affiliated company. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had three customers which accounted for approximately 80% of trade accounts receivable at December 31, 2002.

For the year ended December 31, 2001, the Company had net sales to three customers, each of which accounted for more than 5% of net sales, aggregating approximately $1,779,000 or 55% of net sales. Of this amount, $960,000 represents sales to an affiliated company. Concentration of credit risk with respect to trade accounts receivable is significant due to the small number of customers and their lack of dispersion across many geographic areas. The Company had five customers which accounted for approximately 63% of trade accounts receivable at December 31, 2001.

The Company contracts principally with one equipment builder for the manufacturing and assembly of certain diagnostic machines, based on the Company’s designs and specifications. The Company has entered into a contract manufacturing agreement with this equipment builder to manufacture the machine. Any interruption from this source would restrict the availability of the Company’s equipment, which could adversely affect operating results.

(6) Intangible Assets

Intangible assets, net at December 31, 2002 and 2001 consist of the following:

In connection with SFAS No. 142’s transitional goodwill impairment evaluation, the Statement required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. Based on this assessment, the Company wrote off the unamortized balance of goodwill of $38,909 as of January 1, 2002 and recorded this write-off as the cumulative effect of a change in accounting principle in the 2002 consolidated statement of operations.

The following table reconciles previously reported net income as if the provisions of SFAS No. 142 were in effect in 2001:

Aggregate amortization expense for intangible assets for the year ended December 31, 2002 was $75,000. Estimated amortization expense for 2003 is $37,500.

(7) Contingencies

In 2002, the Company signed an Agreement and Plan of Merger (the Agreement) with a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. Such Agreement is currently being amended and restated with substantially similar terms. The majority shareholder of the Company is also a significant shareholder of the buyer. Pursuant to the Agreement, the Company will be obligated to pay a $300,000 "finders fee" to an affiliated company upon the successful closing of the transaction. During the year ended December 31, 2002, the Company incurred merger-related expenses totaling $125,746.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

_________________________

ANNEX T

LANDMARK SCIENTIFIC, INC.

Unaudited Financial Statements

March 31, 2003 and 2002

LANDMARK SCIENTIFIC, INC.

Unaudited Balance Sheets

March 31, 2003

2003
Assets
Current Assets:

Cash
$ 26,608
Trade accounts receivable, less allowance for doubtful accounts of $0 at March 31, 2003
121,702
Receivables from affiliated companies
300,000
Note receivable from affiliated company
361,097
Inventories
445,452
Income taxes refundable
11,883
Other current assets
20,542
Total current assets
1,287,284

Property and equipment:

Machinery and equipment
32,268
Furniture, fixtures and office equipment
4,212
36,480
Less: accumulated depreciation
32,279
Net property and equipment
4,201

Intangible assets, net
18,751
Total assets	$1,310,236

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Balance Sheets

March 31, 2003

2003
Liabilities and Stockholders’ Equity
Current Liabilities:

Current portion of long-term debt
$ -
Trade accounts payable
116,168
Payables to affiliated companies
93,802
Accrued expenses
24,857
Total current liabilities
234,827

Stockholders' equity:

Common stock, no par value.   Authorized 50,000 shares;   Issued and outstanding 10,000 shares
3,004,068
Accumulated deficit
(1,928,659)
Total stockholders’ equity
1,075,409

Commitments and contingencies

Total liabilities and stockholders’ equity
$1,310,236

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Statements of Operations

Three Months Ended March 31, 2003 and 2002

2003	2002
Net sales
$143,581	$ 512,288
Cost of goods sold
70,625	325,192
Gross profit
72,956	187,096

Selling, general and administrative expenses
57,470	212,612
Merger related expenses
-	47,244
Income (loss) from operations
15,486	(72,760)

Other income (expense)
-	-
Income (loss) before income taxes and cumulative effect of a change in accounting principle
15,486	(72,760)
Income tax expense
-	-
Income (loss) before cumulative effect of a change in accounting principle
15,486	(72,760)
Cumulative effect of a change in accounting principle
-	(38,909)

Net income (loss)
$15,486	$ (111,669)

See accompanying notes to financial statements

LANDMARK SCIENTIFIC, INC.

Unaudited Statements of Cash Flows

Three Months Ended March 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net income (loss)
	$15,486	$ (111,669)
Adjustments to reconcile net income (loss)   to net cash used in operating activities:

  Depreciation
	1,085	22,175
  Amortization of intangible assets
	18,749	18,750
  Cumulative effect of a change in    accounting principle
	-	38,909
   (Increase) decrease in:

     Trade accounts receivable
	(55,860)	(48,660)
     Receivables from affiliated companies
	-	95,752
      Inventories
	2,453	41,828
      Income taxes refundable
	-	240
      Other current assets
	32,183	(15,574)
Increase (decrease) in:

      Trade accounts payable
	(88,481)	(34,772)
      Payables to affiliated companies
	29,382	-
      Accrued expenses
	11,339	(26,427)
           Net cash used in operating activities
	(33,664)	(19,448)
Cash flows from investing activities:
Acquisition of property and equipment
	(1,160)	-
Net cash used in investing activities	(1,160)	-
Cash flows from financing activities:
Principal payments on long-term debt
	-	(1,600)
Net cash used in financing activities	-	(1,600)
Net decrease in cash	(34,824)	(21,048)

Cash at beginning of period	61,432	376,445
Cash at end of year period	$26,608	$355,397

See accompanying notes to financial statements.

LANDMARK SCIENTIFIC, INC.

Notes to Unaudited Financial Statements

March 31, 2003 and 2002

The accompanying unaudited financial statements of Landmark Scientific, Inc. (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting information. Certain information normally included in footnote disclosures in financial statements prepared in accordance with generally accepted accounting principles was condensed or omitted pursuant to such rules and regulations. In management’s opinion, the financial statements and footnotes reflect all adjustments necessary to disclose adequately the Company’s financial position at March 31, 2003 and March 31, 2002 and for the three months then ended. Management suggests these condensed financial statements be read in conjunction with the financial statements and the notes thereto included in the Company’s audited financial statements for the year ended December 31, 2002 included herein as Exhibit 99.5.

(1) Summary of Significant Accounting Policies

(a) Description of Business

The Company provides diagnostic equipment to medical laboratories. In addition, prior to September 1, 2002, it provided consumable and disposable products to these laboratories, which included items such as equipment parts, reagents, and diagnostic kits. Prior to September 1, 2002, the majority of the Company’s sales were to customers located in the Southeastern United States. Since that date, the Company’s sales are primarily to China. Export sales amounted to approximately $26,000 and $84,000 for the three months ended March 31, 2003 and 2002, respectively.

(b) Inventories

Inventories consist primarily of laboratory equipment and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(c) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The adoption of FIN No. 45 did not impact the Company’s financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of FIN No. 46 did not impact the Company’s financial position, results of operations and liquidity.

As of March 31, 2003, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its financial position, operating results or financial statement disclosures.

(2) Related Party Transactions

Effective September 1, 2002, the Company sold trade accounts receivable of $721,776, inventory of $105,281, and property and equipment with a net book value of $81,236 to an affiliated company in exchange for the assumption of accounts payable of $465,960 and the issuance of a note receivable for $361,097. The difference between the book value of the net assets sold and the consideration received from the affiliated company was recorded as a charge to accumulated deficit of $81,236. The note receivable is payable on demand by the Company, along with any accrued interest. The results of operations related to the product lines sold have been excluded from the financial statements since the date of the sale.

At March 31, 2003, receivables from affiliated companies include a $300,000 advance made to an affiliated company. The Company also has $93,802 due to different affiliated companies for advances made to the Company.

At March 31, 2002, there were no amounts due to or from affiliated companies.

(3) Intangible Assets

In connection with Statement of Financial Accounting Standard No. 142’s transitional goodwill impairment evaluation, the Company performed an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. Based on this assessment, the Company wrote off the unamortized balance of goodwill of $38,909 as of January 1, 2002 and recorded this write-off as the cumulative effect of a change in accounting principle in the March 31, 2002 statement of operations.

(4) Contingencies

In 2002, the Company signed an Agreement and Plan of Merger (the Agreement) with a publicly-traded buyer whereby the Company would merge with and into certain operations of the buyer. The majority shareholder of the Company is also a significant shareholder of the buyer. Pursuant to the Agreement, the Company will be obligated to pay a $300,000 "finders fee" to an affiliated company upon the successful closing of the transaction.

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

(5) Subsequent Event

On April 29, 2003 the Company was acquired by Novitron International, Inc. ("Novitron") whereby each share of the Company’s stock was exchanged for 2.5 shares of Novitron’s Series A Nonvoting Convertible Preferred Stock convertible preferred stock.

______________________

ANNEX U

NOVITRON INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

We have included on the following pages our unaudited pro forma consolidated balance sheet as of March 31, 2003 and our unaudited pro forma consolidated statement of operations for our fiscal year ended March 31, 2003. These pro forma financial statements reflect the following transactions, occurring on April 29, 2003:

  The acquisition of Landmark Scientific, Inc. ("Landmark"),
  The acquisition of Group Practice Services Incorporated ("GPSI"); and
  The acquisition of substantially all of the assets of Elan Diagnostics, Inc. ("EDx").

In accordance Statement of Financial Accounting Standards No. 141, "Business Combinations," we will use the purchase method of accounting for these transactions. Under this standard, the assets and liabilities of the acquired companies, including all intangible assets, will be recorded at fair value. All intangible assets will be amortized over their estimated useful lives with the exception of goodwill, which is not amortized. The financial position, results of operations and cash flows of the acquired companies will be included in our financial statements for periods after April 29, 2003.

The unaudited pro forma consolidated statement of operations gives effect to the acquisitions as if the transactions had occurred on April 1, 2002, and include our results of operations for the twelve months ended March 31, 2003 and the results of operations of the acquired companies for the twelve months ended December 31, 2002. Management does not believe that the adjustments necessary to conform the results of operations to our fiscal year would be material. The unaudited pro forma consolidated balance sheet gives effect to the acquisitions as if the transactions had occurred on March 31, 2003.

We have not yet finalized the valuation and purchase price allocation of the acquired assets and liabilities of the acquired companies; accordingly, the final purchase price allocations may differ from the estimates presented herein.

The pro forma financial statements should be read in conjunction with the historical financial statements and related notes thereto. The unaudited pro forma combined financial information is provided for informational purposes only and is not necessarily indicative of our operating results that would have occurred had the acquisitions been consummated on the dates, or at the beginning of the period, for which the consummation of the acquisitions is being given effect, nor is it necessarily indicative of our future operating results. The unaudited pro forma adjustments do not reflect any operating efficiencies and cost savings that management believes are achievable.

NOVITRON INTERNATIONAL, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(in thousands except share and per share data)

	Historical Novitron International Mar. 31, 2003	Historical Elan Diagnostics Dec. 31, 2002	Historical Landmark Scientific Dec. 31, 2002	Historical Group Practice Services Dec. 31, 2002
					Notes	Pro forma Adjustments	Pro forma Novitron International
Net sales	$15,870	$29,546	$1,946	$5,183	E	$(196)	52,348
Cost of goods sold	(10,929)	(16,007)	(1,265)	(2,392)	E,H	(433)	(31,035)
Gross profit	4,941	13,539	681	2,791		(639)	21,313

Sales and marketing expense	1,618	6,759					8,377
Research and development	1,074	1,027					2,101
General and administrative	1,862	4,512	648	2,693	E,G	436	10,151
Goodwill impairment charge		6,408	39		K	(6,447)	0
Total operating expense	4,553	18,706	687	2,693		(6,011)	20,628
Income (loss) from operations	387	(5,167)	(6)	99		5,372	685
Other income (expense):
Interest expense	(31)			(62)	I	(234)	(326)
Interest income	49	167					218
Other	(34)		1	(130)	C	101	(62)
Income (loss) before income tax and minority interest	372	(4,999)	(5)	(93)		5,239	515
Income tax expense	(243)			(17)	L	(57)	(317)
Minority interest	(14)						(14)

Net income (loss)	$116	$(4,999)	$(5)	$(110)		$5,182	$184

Weighted average share of common stock outstanding
Basic	1,847,288						1,847,288
Diluted	1,912,794		250,000	2,222,500			4,385,294

Earnings per share
Basic	$0.06						$0.10
Diluted	$0.06						$0.04

See notes to unaudited pro forma consolidated financial statements.

NOVITRON INTERNATIONAL, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

MARCH 31, 2003

(in thousands)

	Historical Novitron International	Historical Elan Diagnostics	Historical Landmark Scientific	Historical Group Practice Services	Notes	Pro forma Adjustments	Pro forma Novitron International
ASSETS
CURRENT ASSETS
Cash & cash equivalents	$799	$4	$27	$72	A,C	$(4)	$897
Accounts receivable, net	3,461	4,955	122	1,332			9,870
Inventory	4,148	6,309	445	237			11,139
Notes receivable			300		B	(300)	-
Receivable from affiliated company			361	62	C,D	-423	0
Receivable from former affiliates		3,619				-3,619	0
Receivable from affiliated company		3,815	361	106	A,D	(4,282)	-
Prepaid expenses and other current assets	480	453	32	111	A	(121)	955
Total current assets	8,888	15,536	1,287	1,858		(4,707)	22,861

Plant & equipment - net	1,043	1,670	4	322	2	(435)	2,605

Other assets	1,266	2,196	19	133	A,H	851	4,465
Goodwill		3,515	0	1,139	2	1,096	5,750
TOTAL ASSETS	$11,198	$22,917	$1,310	$3,452		$(3,195)	$35,682

See notes to unaudited pro forma consolidated financial statements.

NOVITRON INTERNATIONAL, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

MARCH 31, 2003
(in thousands)

	Historical Novitron International	Historical Elan Diagnostics	Historical Landmark Scientific	Historical Group Practice Services	Notes	Pro forma Adjustments	Pro forma Novitron International
LIABILITIES
CURRENT LIABILITIES
Current portion of long-term debt	$29	$-	$-	$-	J	$5,500	$5,529
Due to shareholder				619	C	(619)	-
Accounts payable	3,332	977	116	902	A,D	(461)	4,866
Accrued expenses	1,903	2,733	25	125	A,F	349	5,135
Customer advances	49	2,019		34			2,101
Accrued federal & state taxes	235						235
Payables to affiliated companies			64		D,E	-64	0
Note payable to affiliated Company			0	361	C	-361	0
Payables to affiliated companies	0	12,800	94	361	A,D	(13,255)	-
Total current liabilities	5,548	18,529	235	2,041		(8,487)	17,866

Long-term liabilities	304	1,559					1,863

STOCKHOLDERS’ EQUITY
Preferred stock - Series A Convertible				0	C,F	2	2
Common stock	19	527	3,004	0	A,B,C	(3,531)	19
Additional paid-in-capital	4,938	41,315		1,602	A,C,J	(32,312)	15,543
Retained earnings (deficit)	305	(39,014)	(1,929)	(191)	A,B,C,E	41,134	305
Other comprehensive income	140						140
Treasury stock	(56)						(56)
Total equity	5,346	2,828	1,075	1,411		5,293	15,953
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,198	$22,917	$1,310	$3,452		$(3,295)	$35,682

See notes to unaudited pro forma consolidated financial statements.

Note (1) – Basis of Presentation

The unaudited pro forma combined financial information has been prepared using the purchase method of accounting, whereby the total cost of the acquisitions has been allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the effective date of each acquisition. For the Landmark and GPSI mergers and the EDx acquisition, such allocations will be based on studies and valuations, which are currently being finalized. Accordingly, the allocations reflected in the unaudited pro forma combined financial information are preliminary and subject to revision.

The unaudited pro forma combined financial information is provided for informational purposes only and is not necessarily indicative of Novitron's operating results that would have occurred had the acquisitions been completed on the dates, or at the beginning of the period, for which the consummation of the acquisitions is being given effect. Furthermore, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company.

Note (2) – Purchase Price

Landmark Scientific, Inc.

The aggregate purchase price paid for Landmark Scientific is estimated at $1.2 million, including acquisition costs, based upon the closing price of Novitron common stock on the Nasdaq SmallCap Market as of November 15, 2002. In connection with this acquisition, Novitron agreed to issue 2.5 shares of Novitron Series A Nonvoting Convertible Preferred Stock for each outstanding share of Landmark Scientific common stock. The purchase price for Landmark Scientific has been allocated to the estimated fair value of assets acquired and liabilities assumed. The preliminary purchase price allocation is based on Novitron's current estimates of respective fair values. Some allocations will be based on studies and valuations that are currently being finalized. The components of the estimated purchase price and preliminary allocation are as follows (in thousands):

Preliminary allocation of purchase price:
Stock to be issued to Landmark Scientific stockholders	$1,073
Acquisition costs	168
Total purchase price.	$1,241
Preliminary allocation of purchase price:
Current assets.	$987
Property, plant & equipment	4
Other assets.	19
Goodwill.	471
Liabilities assumed	(240)
Total.	$1,241

.

Group Practice Services Incorporated

The aggregate purchase price to be paid for GPSI is estimated at $7.7 million, including acquisition costs, based upon the closing price of Novitron common stock on the Nasdaq SmallCap Market as of November 15, 2002. In connection with this acquisition, Novitron agreed to issue 2.42691 shares of Novitron Series A Nonvoting Convertible Preferred Stock for each outstanding share of GPSI common stock. The purchase price for GPSI has been allocated to the estimated fair value of assets acquired and liabilities assumed. The preliminary purchase price allocation is based on Novitron's current estimates of respective fair values. Some allocations will be based on studies and valuations that are currently being finalized. The components of the estimated purchase price and preliminary allocation are as follows (in thousands):

Preliminary allocation of purchase price:
Stock to be issued to GPSI stockholders	$9,534
Acquisition costs	121
Less: Cash acquired	(2,000)
Total purchase price.	$7,655
Preliminary allocation of purchase price:
Current assets.	$1,857
Property, plant & equipment	322
Other assets.	133
Intangible assets	1,486
Goodwill.	5,279
Liabilities assumed	(1,422)
Total.	$7,655

Elan Diagnostics, Inc.

The purchase price paid for EDx is estimated at $8.2 million, including acquisition costs. The purchase price for EDx has been allocated to the estimated fair value of assets acquired and liabilities assumed. The preliminary purchase price allocation is based on Novitron's current estimates of respective fair values. Some allocations will be based on studies and valuations that are currently being finalized. The components of the estimated purchase price and preliminary allocation are as follows (in thousands):

Preliminary allocation of purchase price:
Cash paid to Elan Diagnostics, Inc.	$7,500
Acquisition costs	735
Total purchase price.	$8,235
Preliminary allocation of purchase price:
Current assets.	11,595
Property, plant & equipment	1,235
Other assets.	2,097
Liabilities assumed	(6,692)
Total.	$8,235

The final valuations are expected to be completed in the near future and remain subject to adjustment.

Note (A) – Elan Diagnostics

Certain assets and liabilities of EDx were not acquired. The following table identifies the assets not acquired and the liabilities not assumed.

Cash	$(4)
Receivable from affiliated company	(3,815)
Other current assets	(121)
Other assets	(100)
Assets not acquired	(4,040)

Accounts payable	(451)
Accrued expenses	(146)
Liabilities not assumed	(597)

Note (B) – Landmark Scientific

As part of the acquisition, notes receivable from an affiliate ($300) was reclassified to deferred acquisition costs, additional acquisition costs after March 31, 2003 were incurred ($5). These additional costs were recorded as accrued liabilities ($5). The remaining part of the entry is to eliminate the equity section of Landmark to reflect the acquisition.

Note (C) – Group Practice Services

To effectuate the transaction, some of the shareholders of GPSI forgave a note payable for additional shares of GPSI. GPSI shareholders contributed $2,000 of cash in exchange for Novitron’s Series A Convertible Stock.

Note (D) – Intercompany Accounts Receivable and Payable

Intercompany receivables and payables of $467 were eliminated. An intercompany payable to a former affiliate of Landmark ($12) was reclassified to accounts payable.

Note (E) – Intercompany Sales

Intercompany sales of goods and services between the pro forma company members were eliminated. $53 offset cost of operations and $68 was attributable to general and administrative costs.

Note (F) – Acquisitions

The entries to issue the Series A Convertible Stock by Novitron to the shareholders of Landmark and GPSI including accrued acquisition costs of $494.

Note (G) – Administrative expense

Estimated additional administrative expenses associated with of the new and larger company of $504.

Note (H) – Intangible Assets and Amortization

Intangible assets of $1,486 acquired in acquisition with amortization of $495.

Note (I) – Interest expense

To fund the Elan transaction, Novitron borrowed $5,500 at an interest rate of approximately 5.4%. This adjustment reflects the interest due on those borrowings of $298.

Note (J) –Purchase of EDx

Cash of $2,000 and a credit line of $5,500 were used to purchase substantially all of the assets of EDx.

Note (K) –Goodwill impairment

The goodwill impairment charges of $6,408 and $39 from EDx and Landmark, respectively, have been eliminated from the combined company.

Note (L) – Income tax

Taxes have been provided at 40%.